UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07257

                       SEI INSTITUTIONAL INVESTMENTS TRUST
               (Exact name of registrant as specified in charter)
                                    --------

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)


                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 CT Corporation
                               101 Federal Street
                                Boston, MA 02110
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-342-5734

                      DATE OF FISCAL YEAR END: MAY 31, 2008

                     DATE OF REPORTING PERIOD: MAY 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

(SEI LOGO)

SEI Institutional Investments Trust
Annual Report as of May 31, 2008

Large Cap Fund
Large Cap Diversified Alpha Fund
Large Cap Disciplined Equity Fund
Large Cap Index Fund
Small Cap Fund
Small/Mid Cap Equity Fund
International Equity Fund
World Equity Ex-US Fund
Enhanced LIBOR Opportunities Fund
Core Fixed Income Fund
High Yield Bond Fund
Long Duration Fund
Extended Duration Fund
Emerging Markets Debt Fund
Real Return Plus Fund

TABLE OF CONTENTS

Management's Discussion and Analysis of Fund Performance       1

Schedules of Investments                                      26

Statements of Assets and Liabilities                         212

Statements of Operations                                     216

Statements of Changes in Net Assets                          220

Financial Highlights                                         226

Notes to Financial Statements                                228

Report of Independent Registered Public Accounting Firm      242

Trustees and Officers of the Trust                           243

Disclosure of Fund Expenses                                  247

Board of Trustees Considerations in Approving the Advisory
   and Sub-Advisory Agreements                               249

Notice to Shareholders                                       251

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Large Cap Fund

Objective

The Large Cap Fund (the "Fund") seeks to provide long-term growth of capital and income.

Strategy

The Fund employs a multi-manager structure under the general supervision of SEI Investments Management Corporation (SIMC) to gain exposure to the entire large cap sector, adding value through stock selection while controlling risk in the form of capitalization and economic sector exposures. The Fund is jointly sub-advised by eight investment managers. Assets of the Fund are allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.

Quantitative Management Associates, LLC seeks to overweight stocks with attractive fundamental and/or technical characteristics and underweight unattractive fundamental and/or technical characteristics. Enhanced Investment Technologies, LLC (Intech) employs a volatility capture strategy. The three growth managers, Delaware Management Company, Montag & Caldwell, Inc. and Goldman Sachs Asset Management seek to identify stocks with underappreciated growth characteristics and high quality earnings growth. The three value managers, AllianceBernstein L.P., Aronson + Johnson + Ortiz L.P., and LSV Asset Management focus on quality companies with good management and cheap valuations.

Analysis

The U.S. equity market, as measured by the Russell 1000 Index, lost more than 6% during the fiscal year ended May 31, 2008. After 5-years of steady growth, U.S. large cap stocks were negatively impacted by the sub-prime mortgage meltdown. Investors' uncertainty regarding the future caused volatility to spike to historic levels. U.S. financial institutions were forced to write-down billions of dollars of assets, while hedge funds de-leveraged their portfolios. Fears related to the sub-prime mortgage crisis were exacerbated as the U.S. real estate markets spiraled downward with year over year declines in U.S. housing prices reaching 14.4% by April 2008. In addition, energy prices continued to surge to all-time highs. As a result, U.S. consumers faced difficult challenges: declining housing values, higher energy and food costs, increasing debt, and little to no wage growth. All this fueled investors growing concern that the U.S. economy is heading into a recession. As a result, the Federal Reserve cut interest rates five times since the fall of 2007.

For the fiscal year, growth stocks outperformed their value counterparts by more than 12%, much of which was realized in the first seven months of the fiscal year. The fastest growing and most expensive stock quintiles led the Russell 1000 Index as price momentum was a strong factor in the second half of 2007. Not only were the cheapest stocks not rewarded during this period, they were some of the worst performing names. Large caps stocks continued to outperform smaller caps stocks as measured by the Russell 1000 Index and Russell 2000 Index. Larger securities benefited from a flight to quality. Sector performance among the large cap sectors was mixed. Five of the ten economic sectors posted negative returns; the financial sector was the worst, down close to 30%. On the other hand, energy and materials stocks led the way with both sectors returning more than 15% as global demand continued to grow. Consumer staples drastically outperformed the consumer discretionary sector by more than 20% as investors feared the onset of a U.S. slowdown and the potential for an outright recession.

The Fund outperformed its benchmark with a return of -5.95% for the fiscal year ended May 31, 2008. The Fund's benchmark, the Russell 1000 Index, returned -6.25%. The out-performance can be attributed to positive stock selection within the technology sector and to a lesser extent positive stock selection within the telecommunication services sector. With growth outperforming value, all three of the fundamental growth managers beat both the Russell 1000 Index and Russell 1000 Growth Index benchmarks during a difficult market environment. In particular, the three growth managers in the strategy, Goldman Sachs Asset Management, Montag & Caldwell, Inc. and Delaware Management Company strongly outperformed due their positive stock selection. However, the excess return generated by the growth managers was weighed down by the negative relative performance from the value managers as well as one of the Fund's core quantitative managers. The core managers had mixed results. Quantitative Management Associates, LLC under-performed the Russell 1000 Index, while Enhanced Investment Technologies, LLC (Intech) slightly outperformed as they benefited from increased volatility in the market. The three value managers in the strategy, AllianceBernstein L.P., LSV Asset Management, and Aronson + Johnson + Ortiz, L.P. underperformed the Russell 1000 Value benchmark mostly due to poor stock selection within financials sectors.

      SEI Institutional Investments Trust / Annual Report / May 31, 2008 1

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Large Cap Fund (concluded)

Large Cap Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                             Annualized   Annualized   Annualized    Annualized
                  One Year     3 Year       5 Year       10 Year     Inception
                   Return      Return       Return       Return        to Date
                  --------   ----------   ----------   ----------    ----------
Large Cap Fund,
Class A            (5.95)%      8.35%       10.42%        3.96%         8.04%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000 Index

                               (PERFORMANCE GRAPH)

            Large Cap Fund,   Russell 1000
                Class A           Index
            ---------------   ------------
5/31/98        $100,000        $100,000
5/31/99         119,400         120,310
5/31/00         130,265         134,699
5/31/01         115,233         120,192
5/31/02          98,685         104,158
5/31/03          89,823          96,128
5/31/04         106,324         114,306
5/31/05         115,914         125,073
5/31/06         128,514         136,805
5/31/07         156,749         168,174
5/31/08         147,422         157,663

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


      2 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Large Cap Diversified Alpha Fund

Objective

The Large Cap Diversified Alpha Fund (the "Fund") seeks to provide long-term growth of capital by investing in the equity securities of large companies and in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the large cap market.

Strategy

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC), allocating the assets among multiple sub-advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which sub-advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index), and thereby diversify the relative risk of the Fund.

Some sub-advisers may engage in short sales up to 30% of the value of their Fund allocation and use the proceeds from the sale to purchase long positions in additional equity securities. Some sub-advisers may also use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities.

Aronson + Johnson + Ortiz, L.P., Analytic Investors, LLC, and Quantitative Management Associates, LLC seek to overweight stocks with attractive fundamental and/or technical characteristics and underweight or even short stocks with unattractive fundamental and/or technical characteristics. Enhanced Investment Technologies, LLC (Intech) employs a volatility capture strategy, Delaware Management Company seeks to identify stocks with underappreciated growth characteristics. In addition the Fund employs a portable alpha strategy that seeks to generate alpha within the U.S. fixed income market and transport it to the equity market through the SEI Alpha Strategy Portfolios, LP SEI LIBOR Plus Fund, which includes the following sub-advisors: Smith Breeden Associates, Inc., Hyperion Brookfield Asset Management and Declaration Management and Research. All three sub-advisors look to exploit the fixed income market through exposure to spread sectors such as asset backed securities.

Analysis

The U.S. equity market, as measured by the Russell 1000 Index, lost more than 6% during the fiscal year ended May 31, 2008. After 5-years of steady growth, U.S. large cap stocks were negatively impacted by the sub-prime mortgage meltdown. Investors' uncertainty regarding the future caused volatility to spike to historic levels. U.S. financial institutions were forced to write-down billions of dollars of assets, while hedge funds de-leveraged their portfolios. In August, hedge fund and quantitative managers became forced sellers as they struggled to meet margin requirements, which put more downward pressure on equity markets. Fears related to the sub-prime mortgage crisis were exacerbated as U.S. real estate markets spiraled downward with year over year declines in U.S. housing prices reaching 14.4% by April 2008. In addition, energy prices continued to surge to all-time highs. As a result, U.S. consumers faced difficult challenges: declining housing values, higher energy and food costs, increasing debt, and little to no wage growth. All this fueled investors growing concern that the U.S. economy is heading into a recession. As a result, the Federal Reserve cut interest rates five times since the fall of 2007.

For the fiscal year, growth stocks outperformed their value counterparts by more than 12%, much of which was realized in the first seven months of the fiscal year. The fastest growing and most expensive stock quintiles led the Russell 1000 Index as price momentum was a strong factor in the second half of 2007. Not only were the cheapest stocks not rewarded during this period, they were some of the worst performing names. Large caps stocks continued to outperform smaller caps stocks as measured by the Russell 1000 Index and Russell 2000 Index. Larger securities benefited from a flight to quality. Sector performance among the large cap sectors was mixed. Five of the ten economic sectors posted negative returns; the financial sector was the worst sector, down close to 30%. On the other hand, energy and materials stocks led the way with both sectors returning more than 15% as global demand continued to grow. Consumer staples drastically outperformed the consumer discretionary sector by more than 20% as investors feared the onset of a U.S. slowdown and the potential for an outright recession.

The Fund underperformed its benchmark with a return of -8.80% for the fiscal year ended May 31, 2008. The Fund's benchmark, the S&P 500 Index, returned -6.70%. The strategy had positive contributions from Analytic Investors LLC, Enhanced Investment Technologies, LLC (Intech), and Delaware Management Company. Analytic Investors, LLC


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 3

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Large Cap Diversified Alpha Fund (concluded)

dynamic factor positioning model, which emphasizes stock characteristics that have recently been in favor, benefited from its rotation from value factors towards strong earnings growth. Intech slightly outperformed as they benefited from increased volatility in the market. Delaware Investments benefited from the shift in the market away from value as stocks with high expected growth rates were rewarded. Aronson + Johnson + Ortiz L,P,, and Quantitative Management Associates, LLC detracted from performance. Their emphasis on value related factors dragged on their performance. Although they benefited from the added flexibility of shorting stocks, their re-investment of the proceeds into additional long securities outweighed the positive shorting contribution. The SEI Alpha Strategy Portflios, LP SEI LIBOR Plus Fund underperformed the large cap market as spreads widened with mortgage backed and asset backed securities coming under pressure.

Large Cap Diversified Alpha Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                               Annualized
                                    One Year    Inception
                                     Return      to Date
                                    --------   ----------
Large Cap Diversified Alpha Fund,
Class A                              (8.80)%      4.87%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Diversified Alpha Fund, Class A, versus the S&P 500 Index

                              (PERFORMANCE GRAPH)

                Large Cap
            Diversified Alpha    S&P 500
              Fund, Class A       Index
            -----------------   --------
2/28/06          $100,000       $100,000
5/31/06            99,508         99,652
5/31/07           122,037        122,362
5/31/08           111,298        114,164

(1) For the period ended May 31, 2008. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


      4 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Large Cap Disciplined Equity Fund

Objective

The Large Cap Disciplined Equity Fund (the "Fund") seeks to provide long-term growth of capital by investing in the equity securities of large companies and in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the large cap market.

Strategy

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund also employs overlay strategies for return enhancement and alpha source diversification. The Fund uses a multi-manager approach, with five sub-advisers offering different investment philosophies to manage portions of the Fund's portfolio. All of the sub-advisers employ rigorous risk-control processes in order to manage relative risk against the benchmark.

Analytic Investors, LLC and Quantitative Management Associates, LLC seek to overweight stocks with attractive fundamental and/or technical characteristics and underweight or even short stocks with unattractive fundamental and/or technical characteristics. Enhanced Investment Technologies, LLC (Intech) employs a volatility capture strategy. In addition the Fund employs a portable alpha strategy that seeks to generate alpha within the U.S. fixed income market and transport it to the equity market through the SEI Alpha Strategy Portfolios, LP SEI LIBOR Plus Fund, which includes the following sub-advisors: Smith Breeden Associates, Inc., Hyperion Brookfield Asset Management and Declaration Management and Research. All three sub-advisors look to exploit the fixed income market through exposure to spread sectors such as asset backed securities.

Analysis

The U.S. equity market, as measured by the Russell 1000 Index, lost more than 6% during the fiscal year ended May 31, 2008. After 5-years of steady growth, U.S. large cap stocks were negatively impacted by the sub-prime mortgage meltdown. Investors' uncertainty regarding the future caused volatility to spike to historic levels. U.S. financial institutions were forced to write-down billions of dollars of assets, while hedge funds de-leveraged their portfolios. In August, hedge fund and quantitative managers became forced sellers as they struggled to meet margin requirements, which put more downward pressure on equity markets. Fears related to the sub-prime mortgage crisis were exacerbated as U.S. real estate markets spiraled downward with year over year declines in U.S. housing prices reaching 14.4% by April 2008. In addition, energy prices continued to surge to all-time highs. As a result, U.S. consumers faced difficult challenges: declining housing values, higher energy and food costs, increasing debt, and little to no wage growth. All this fueled investors growing concern that the U.S. economy is heading into a recession. As a result, the Federal Reserve cut interest rates five times since the fall of 2007.

For the fiscal year, growth stocks outperformed their value counterparts by more than 12%, much of which was realized in the first seven months of the fiscal year. The fastest growing and most expensive stock quintiles led the Russell 1000 Index as price momentum was a strong factor in the second half of 2007. Not only were the cheapest stocks not rewarded during this period, they were some of the worst performing names. Large caps stocks continued to outperform smaller caps stocks as measured by the Russell 1000 Index and Russell 2000 Index. Larger securities benefited from a flight to quality. Sector performance among the large cap sectors was mixed. Five of the ten economic sectors posted negative returns; the financial sector was the worst sector, down close to 30%. On the other hand, energy and materials stocks led the way with both sectors returning more than 15% as global demand continued to grow. Consumer staples drastically outperformed the consumer discretionary sector by more than 20% as investors feared the onset of a U.S. slowdown and the potential for an outright recession.

The Fund underperformed its benchmark with a return of -9.57% for the fiscal year ended May 31, 2008. The Fund's benchmark, the S&P 500 Index return -6.70%. The strategy had positive contributions from Analytic Investors, LLC and Enhanced Investment Technologies, LLC (Intech). Analytic's dynamic positioning, which emphasizes stock characteristics that have been in favor recently, benefited from its rotation from value factors towards strong earnings growth. Intech outperformed as they benefited from increased volatility in the market. Quantitative Management Associates, LLC detracted from performance. Their emphasis on value related factors dragged on their performance. The SEI Alpha Strategy Portfolios, LP SEI LIBOR Plus Fund underperformed the market as spreads widened with mortgage backed and asset backed securities coming under pressure.


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 5

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Large Cap Disciplined Equity Fund (concluded)

Large Cap Disciplined Equity Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                     Annualized   Annualized
                          One Year   Three Year    Inception
                           Return      Return       to Date
                          --------   ----------   ----------
Large Cap Disciplined
   Equity Fund, Class A    (9.57)%      6.78%        9.20%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Index

                              (PERFORMANCE GRAPH)

                 Large Cap
            Disciplined Equity    S&P 500
               Fund, Class A       Index
            ------------------   --------
8/28/03          $100,000        $100,000
5/31/04           113,235         114,353
5/31/05           124,853         123,776
5/31/06           136,502         134,470
5/31/07           168,102         165,116
5/31/08           152,015         154,053

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


      6 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Large Cap Index Fund

Objective

The Large Cap Index Fund (the "Fund") seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index (the "Index").

Strategy

The Fund attempts to match the performance of the widely followed Index by replicating its composition in full. Deviation of performance between the Fund and the Index, measured by tracking error, is typically attributable to trading costs and cash reserves held for liquidity needs. The presence of cash in the Fund may result in underperformance relative to the Index in rising markets, and out-performance in declining markets. To mitigate these effects, the Fund may use stock index futures to hedge its cash position. Futures contracts enable the Fund to maintain exposure to the market with reduced trading expenses, since the cost of the futures contracts is relatively nominal. The value of the stock index futures held by the Fund may not exceed 20% of the Fund's assets.

Analysis

The Fund performed in line with the Index with a return of -6.25%. The Fund's benchmark, the Russell 1000 Index, returned -6.25%. The Russell 1000 Index lost more than 6% during the fiscal year ended May 31, 2008. After 5-years of steady growth, U.S. large cap stocks were negatively impacted by the sub-prime mortgage meltdown. Investors' uncertainty regarding the future caused volatility to spike to historic levels. U.S. financial institutions were forced to write-down billions of dollars of assets, while hedge funds de-leveraged their portfolios. Fears related to the sub-prime mortgage crisis were exacerbated as U.S. real estate markets spiraled downward with year over year declines in U.S. housing prices reaching 14.4% by April 2008. In addition, energy prices continued to surge to all-time highs. As a result, U.S. consumers faced difficult challenges: declining housing values, higher energy and food costs, increasing debt, and little to no wage growth. All this fueled investors growing concern that the U.S. economy is heading into a recession. As a result, the Federal Reserve cut interest rates five times since the fall of 2007. SSgA Funds Management, Inc. currently serves as the sub-adviser for the Fund.

For the fiscal year, growth stocks outperformed their value counterparts by more than 12%, much of which was realized in the first seven months of the fiscal year. The fastest growing and most expensive stock quintiles led the Russell 1000 Index as price momentum was a strong factor in the 2nd half of 2007. Not only were the cheapest stocks not rewarded during this period, they were some of the worst performing names. Large caps stocks continued to outperform smaller caps stocks as measured by the Russell 1000 Index and Russell 2000 Index. Larger securities benefited from a flight to quality. Sector performance among the large cap sectors was mixed. Five of the ten economic sectors posted negative returns; the financial sector was the worst sector, down close to 30%. On the other hand, energy and materials stocks led the way with both sectors returning more than 15% as global demand continued to grow. Consumer staples drastically outperformed the consumer discretionary sector by more than 20% as investors feared the onset of a U.S. slowdown and the potential for an outright recession.

Large Cap Index Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                           Annualized   Annualized   Annualized
                                One Year     3 Year       5 Year      Inception
                                 Return      Return       Return       to Date
                                --------   ----------   ----------   -----------
Large Cap Index Fund, Class A    (6.25)%      7.99%       10.32%        5.70%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000 Index

                               (PERFORMANCE GRAPH)

            Large Cap Index   Russell 1000
             Fund, Class A        Index
            ---------------   ------------
 4/1/02         $100,000        $100,000
5/31/02           93,404          93,490
5/31/03           86,128          86,282
5/31/04          102,243         102,598
5/31/05          111,741         112,263
5/31/06          122,177         122,793
5/31/07          150,119         150,949
5/31/08          140,737         141,515

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 7

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Small Cap Fund

Objective

The Small Cap Fund (the "Fund") seeks to provide long-term capital appreciation by investing in equity securities of smaller companies.

Strategy

With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to small cap stocks, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by sixteen investment managers. Assets of the Fund are strategically allocated among its sub-advisers, each of which has a responsibility for stock selection for their respective portion of the Fund's assets.

Changes to Portfolio

Janus Capital Management, Inc. ("Janus") was added in August 2007 to manage a portion of the Fund. Janus provides a good source of diversification for the Fund, and has a solid process implemented by several analysts specializing in the small cap space. The team looks for stocks that will have significant future sales growth, leading to earnings growth. Validation of investment ideas is done utilizing valuation models. Janus' analysts and portfolio managers spend the majority of their time understanding the drivers of business performance by meeting with company management and having in-depth discussions with competitors, suppliers, employees, and other industry experts.

Analysis

The U.S. small cap equity market, as measured by the Russell 2000 Index, lost roughly 10.5% during the fiscal year ended May 31, 2008. After five years of steady growth, U.S. small cap stocks were negatively impacted by the sub-prime mortgage meltdown. U.S. financial institutions were forced to write-down billions of dollars in assets, while hedge funds de-leveraged their portfolios. Fears related to the sub-prime mortgage crisis were exacerbated as U.S. real estate markets spiraled downward with year-over-year price declines reaching 14.4% by April 2008. In addition, energy prices continued to surge to all-time highs. As a result, U.S. consumers faced difficult challenges: declining housing values, higher energy and food costs, increasing debt, and insignificant wage growth. All of this fueled investors' growing concern that the U.S. economy is heading into a recession. As a result, the Federal Reserve cut interest rates five times since the fall of 2007.

During this period, small cap growth stocks outperformed their value counterparts by nearly 10%, most of which was realized in the first seven months of the fiscal year. The fastest growing and largest market cap stock quintiles led the Russell 2000 Index. Small cap stocks were hampered by a flight to quality, and underperformed larger capitalization stocks over the fiscal year. Eight of the ten economic sectors posted negative returns, with the consumer discretionary and financials sectors the worst performers, down over 20% for the period. The energy and materials sectors posted the only positive returns for the fiscal year due to rising commodities prices and supply concerns.

The Fund lagged its benchmark for the fiscal year ended May 31, 2008, returning -13.58% compared to its benchmark, the Russell 2000 Index's return of -10.53%. The Fund posted adverse performance on a relative basis principally due to stock selection over the period. Notably, quantitative managers had a difficult time in the second half of 2007, when hedge funds were forced to liquidate large portions of their portfolios in order to meet margin calls. The hedge fund sales mainly included quality names held in the portfolios of PanAgora Asset Management, Inc. and Martingale Asset Management, L.P. The growth team at Lee Munder Investments Ltd. helped mitigate under-performance with strong relative returns in the semiconductor area, while David J Greene and Company, LLC was helped by an overweight and superior stock selection in the capital goods industry. Artisan Partners Limited Partnership also boosted the Fund's return with an overweight to the outperforming energy sector.

The Fund is positioned to capture opportunities in the small cap area of the market under a variety of market conditions. To this end, the Fund targets a style-neutral position relative to the Russell 2000 Index, in order to control unnecessary risks and put the focus on stock selection by the specialist sub-advisers. However, the Fund does have an overweight to information technology in expectation of increasing businesses spending on technology used to improve productivity, and is underweight banks due to continued fallout from sub-prime credit problems.


      8 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Small Cap Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                     Annualized   Annualized   Annualized   Annualized
                          One Year     3 Year       5 Year       10 Year     Inception
                           Return      Return       Return       Return       to Date
                          --------   ----------   ----------   ----------   ----------
Small Cap Fund, Class A   (13.58)%      7.34%       12.34%        7.17%        8.87%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000 Index

                               (PERFORMANCE GRAPH)

            Small Cap Fund,   Russell 2000
                Class A           Index
            ---------------   ------------
5/31/98         $100,000        $100,000
5/31/99           94,190          97,310
5/31/00          114,026         106,953
5/31/01          123,593         113,039
5/31/02          119,898         112,474
5/31/03          111,709         103,274
5/31/04          147,187         134,555
5/31/05          161,627         147,768
5/31/06          192,222         174,721
5/31/07          231,282         207,779
5/31/08          199,874         185,900

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 9

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Small/Mid Cap Equity Fund

Objective

The Small/Mid Cap Equity Fund (the "Fund") seeks to provide long-term capital appreciation by investing in equity securities of small-to-mid cap companies.

Strategy

SEI Investments Management Corporation employs a multi-manager structure in the Fund, focusing on smaller-to-mid cap securities. The Fund adds value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by twelve investment managers. Assets of the Fund are strategically allocated among its various sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Changes to Portfolio

Janus Capital Management, Inc. ("Janus") was added in August 2007 to manage a portion of the Fund. Janus provides a good source of diversification for the Fund, and has a solid process implemented by several analysts specializing in the small cap space. The team looks for stocks that will have significant future sales growth, leading to earnings growth. Validation of investment ideas is done utilizing valuation models. Janus' analysts and portfolio managers spend the majority of their time understanding the drivers of business performance by meeting with company management and having in-depth discussions with competitors, suppliers, employees, and other industry experts.

Analysis

The U.S. equity market, as measured by the Russell 2500 Index, lost roughly 8.3% during the fiscal year ended May 31, 2008. After five years of steady growth, U.S. small to mid cap stocks were negatively impacted by the sub-prime mortgage meltdown. U.S. financial institutions were forced to write-down billions of dollars in assets, while hedge funds de-leveraged their portfolios. Fears related to the sub-prime mortgage crisis were exacerbated as U.S. real estate markets spiraled downward with year-over-year price declines reaching 14.4% by April 2008. In addition, energy prices continued to surge to all-time highs. As a result, U.S. consumers faced difficult challenges: declining housing values, higher energy and food costs, increasing debt, and insignificant wage growth. All of this fueled investors' growing concern that the U.S. economy is heading into a recession. As a result, the Federal Reserve cut interest rates five times since the fall of 2007.

During the period, small to mid cap growth stocks outperformed their value counterparts by nearly 10%, most of which was realized in the first seven months of the fiscal year. The fastest growing and largest market cap stock quintiles led the Russell 2000 Index. Smaller cap stocks were hampered by a flight to quality, and underperformed larger capitalization stocks over the fiscal year. Eight of the ten economic sectors posted negative returns, with the consumer discretionary and financials sectors the worst performers, down over 20% for the period. The energy and materials sectors posted the only positive returns for the fiscal year due to rising commodities prices and supply concerns.

The Fund posted adverse performance for the fiscal year ended May 31, 2008, returning -12.14%. The Fund's benchmark, the Russell 2500 Index, returned -8.34%. The Fund posted adverse performance on a relative basis principally due to poor stock selection over the period. Notably, quantitative managers had a difficult time in the second half of 2007, when hedge funds were forced to liquidate large portions of their portfolios in order to meet margin calls. The hedge fund sales included quality names held by PanAgora Asset Management, Inc., LSV Asset Management, and Martingale Asset Management, L.P. The growth team at Lee Munder Investments Ltd. added value via the semiconductor industry, and the firm's value team mitigated some of the Fund's negative performance via security selection in the consumer services and software & services areas.

The Fund is positioned to capture opportunities in the small to mid cap area of the market under a variety of market conditions. To this end, the Fund generally targets a style-neutral position relative to the Russell 2500 Index, in order to control unnecessary risks and put the focus on stock selection by the specialist sub-advisers. However, the Fund does have an overweight to information technology in expectation of increasing businesses spending on technology used to improve productivity, and is underweight banks due to continued fallout from sub-prime credit problems. Managers are generally shying away from retail and media securities due to the subpar economic conditions.


      10 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Small/Mid Cap Equity Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                                Annualized   Annualized
                                     One Year     3 Year      Inception
                                      Return      Return       to Date
                                     --------   ----------   ----------
Small/Mid Cap Equity Fund, Class A   (12.14)%      7.88%        9.93%

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500 Index

                               (PERFORMANCE GRAPH)

             Small/Mid Cap
              Equity Fund,   Russell 2500
                Class A          Index
             -------------   ------------
12/15/03        $100,000       $100,000
 5/31/04         107,145        105,145
 5/31/05         121,481        118,625
 5/31/06         142,752        138,922
 5/31/07         173,587        168,040
 5/31/08         152,513        154,025

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 11

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

International Equity Fund

Objective

The International Equity Fund (the "Fund") seeks to provide capital appreciation by investing in equity securities of foreign companies.

Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund will invest in securities of issuers of all capitalization ranges. The Fund will invest primarily in companies located in developed countries outside of the U.S., but may also invest in companies located in emerging markets. Generally, the Fund will invest less than 20% of its assets in emerging markets. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation. This allocation among investment strategies aims to diversify the sources from which certain sub-advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities, as described below. The Fund is diversified as to issuers, market capitalization, industry and country.

Analysis

For much of the fiscal year ended May 31, 2008, the global equity markets were in a state of turbulence. What began with the U.S. sub-prime housing crisis morphed into a liquidity crunch, and ultimately became a full blown credit crisis. What followed was an unprecedented policy response from both the U.S. Federal Reserve and the central banks of the world's leading economies. However, despite the policy makers' best efforts, progress in alleviating the crisis was limited.

Against this backdrop, the MSCI EAFE Index declined 2.53% for the year ended May 2008. Financials bore the brunt of the crisis, declining 14% for the year, followed by the consumer discretionary sector, down 10.4%. In contrast, materials, buoyed by the resilience of emerging markets infrastructure spending, appreciated 15%. Energy also posted strong positive returns for the year due to strong increases in oil prices. Consumer staples, utilities and telecommunications also performed well due to their defensive nature.

The Fund lagged behind its benchmark with a return of -5.52% for the fiscal year ended May 31, 2008, due to cyclical stocks, and the poor performance of the Fund's alpha transport manager. The Fund's benchmark, the MSCI EAFE Index, returned -2.53%. Most of the performance was attributable to poor stock selection in the financials, materials and energy sectors.

International Equity Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                                Annualized   Annualized   Annualized   Annualized
                                     One Year     3 Year       5 Year       10 Year     Inception
                                      Return      Return       Return       Return       to Date
                                     --------   ----------   ----------   ----------   ----------
International Equity Fund, Class A    (5.52)%     16.51%       18.83%        6.97%        7.33%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A, versus the MSCI EAFE Index

                               (PERFORMANCE GRAPH)

            International     MSCI EAFE
            Equity, Class A     Index
            ---------------   ---------
5/31/98         $100,000       $100,000
5/31/99          106,930        104,360
5/31/00          131,331        122,247
5/31/01          107,416        101,184
5/31/02           96,750         91,470
5/31/03           82,789         80,220
5/31/04          109,057        106,419
5/31/05          124,031        121,978
5/31/06          162,195        156,424
5/31/07          207,610        198,409
5/31/08          196,150        193,389

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


     12 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

World Equity Ex-US Fund

Objective

The World Equity Ex-US Fund (the "Fund") seeks to provide capital appreciation.

Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of foreign companies. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation. This allocation among investment strategies aims to diversify the sources from which certain sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities. The Fund is diversified as to issuers, market capitalization, industry and country.

Analysis

For the fiscal year ended May 31, 2008, the global equity markets were in a state of turbulence for most of the year. It all started with the U.S. sub-prime housing crisis that morphed into a liquidity crunch and soon developed in to a full blown credit crisis. There was an unprecedented policy response from both the U.S. Federal Reserve and the central banks of the world's leading economies. However, despite the best efforts from the policy makers, the progress in alleviating the crisis was limited.

Against this backdrop, the MSCI World Ex-US Index rose modestly for the year ended May 2008. Financials, bearing the burnt of credit finance, declined 10.8% for the year followed by consumer discretionary down 9.3%. In contrast, materials buoyed by the resilience of emerging markets infrastructure spend, appreciated 24.8%. Energy also posted strong positive returns for the year due to strong rise in oil prices. Consumer staples, utilities and telecommunications also performed well due to their defensive nature.

The Fund lagged behind its benchmark with a return of -1.14% for the fiscal year ended May 31, 2008, due to its pro cyclical posture and the poor performance of the Fund's alpha transport manager. The Fund's benchmark, the MSCI World Ex-US Index returned -1.03%. Most of the performance was attributable to poor stock selection in financials, materials and energy sectors.

World Equity Ex-US Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                              Annualized   Annualized
                                   One Year     3 Year      Inception
                                    Return      Return       to Date
                                   --------   ----------   ----------
World Equity Ex-US Fund, Class A    (1.14)%     19.81%       17.91%

Comparison of Change in the Value of a $100,000 Investment in the World Equity Ex-US Fund, Class A, versus the MSCI World Ex-US Index

                               (PERFORMANCE GRAPH)

            World Equity Ex-US   MSCI World Ex-US
               Fund, Class A           Index
            ------------------   ----------------
3/28/05          $100,000            $100,000
5/31/05            98,000              98,417
5/31/06           130,850             128,375
5/31/07           170,485             164,808
5/31/08           168,541             169,027

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 13

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Enhanced LIBOR Opportunities Fund

Objective

Using multiple sub-advisers, the Enhanced LIBOR Opportunities Fund (the "Fund") seeks to provide an enhanced return above LIBOR (London InterBank Offering
Rate).

Strategy

The Fund investment strategy focuses on generating absolute return through the management of securities in multiple asset classes, including currency management. The Fund's managers employ security selection to invest in a diversified portfolio of short duration investment grade and non-investment grade securities, including bank loans. Active currency management is also utilized to enhance long term performance.

Analysis

The Fund returned -5.88% for the fiscal year ended May 31, 2008, compared to 5.16% for its benchmark, the Merrill Lynch 3-Month Constant-Maturity LIBOR Index. The fixed income markets experienced turbulent conditions during the period as escalating delinquencies and defaults on sub-prime mortgages triggered a flight to safety into U.S. Treasury obligations. As economic momentum slowed and the risk of recession grew, the Federal Reserve (the "Fed") lowered the benchmark Fed Funds rate to 2.00% in late April from 5.25% in August. The two-year Treasury yield fell from almost 5.00% to roughly 2.65% at the end of May. Ten-year Treasury yields fell 83 basis points to 4.06% as the yield curve steepened. The Three-month LIBOR rate fell from 5.36% to 2.68% during the period. The spread to Fed Funds and short dated Treasury Bills widened significantly, however, reflecting the market's concern about liquidity and counterparty risk.

The anticipation of increased losses in mortgage-backed and asset-backed securities led to massive write downs on the balance sheets of some of the world's premier financial institutions including Citigroup, UBS, Merrill Lynch, Wachovia Bank and Lehman Brothers. The fixed income markets became dysfunctional as the leading institutions ceased to provide liquidity even to some of the highest quality sectors of the market. The crisis came to a boiling point in mid-March when the government engineered a bailout of Bear Stearns, which was subsequently acquired by JPMorgan. In this unprecedented action, the Fed put in place several new liquidity facilities for the dealer community including the allowance of investment banks to borrow from the Fed's discount window, a right historically limited to commercial banks. The non-Treasury sectors of the market lagged the powerful rally in Treasury securities leading to significant underperformance in these sectors. Asset-backed securities underperformed similar duration Treasuries by 10.43% for the period, while investment grade corporates underperformed by 7.21% and agency mortgages underperformed by 1.37%. High-yield bonds and senior bank loans also underperformed as investors began to anticipate higher levels of default in these sectors.

The Fund's heavy emphasis of the non-Treasury sectors detracted from relative return for the period as yield spreads widened dramatically in the corporate, mortgage-backed and asset-backed markets. The Fund had a heavy allocation to mortgage-backed and asset-backed securities throughout the period, and emphasized non-agency AAA-rated senior securities. These holdings detracted significantly from performance as prices deteriorated with the loss of liquidity and valuations moved below what traditional credit fundamentals would suggest. The portfolio's roughly 30% allocation to senior bank loans was the other major detractor from performance during the year. Valuations in these below investment grade instruments fell dramatically during the period, despite their seniority in the capital structure, reflecting increased concerns about economic strength and corporate profitability. While the default rate in this sector moved up to an annualized rate of 1.7% as of the fiscal year ended May 31, 2008 it still remained below the historical average of 2.4%. In addition, the massive backlog of bank loans on bank balance sheets, while slowly declining, caused significant technical pressures on the market, further pushing down secondary prices. Finally, the portfolio's currency strategy detracted modestly due to the increase in volatility and underperformance of higher yielding currencies.


      14 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Enhanced LIBOR Opportunities Fund

AVERAGE ANNUAL TOTAL RETURN(1)


                                                        Annualized
                                             One Year    Inception
                                              Return      to Date
                                             --------   ----------
Enhanced LIBOR Opportunities Fund, Class A    (5.88)%     (2.09)%

Comparison of Change in the Value of a $100,000 Investment in the Enhanced LIBOR Opportunities Fund, Class A, versus the Merrill Lynch 3-Month Constant-Maturity LIBOR Index

                               (PERFORMANCE GRAPH)

                                     Merrill Lynch
               Enhanced LIBOR      3-Month Constant
             Opportunities Fund,    -Maturity LIBOR
                   Class A               Index
             -------------------   ----------------
12/14/06          $100,000             $100,000
 5/31/07           103,026              102,516
 5/31/08            96,968              107,806

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 15

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Core Fixed Income Fund

Objective

The Core Fixed Income Fund (the "Fund") seeks to provide current income consistent with the preservation of capital.

Strategy

The Fund's investment strategy focuses on sector rotation, both among and within sectors, and issue selection. Risk is principally controlled by explicitly limiting fund interest rate exposure relative to the Lehman Aggregate Bond Index. The Fund's sub-advisers focus on four key areas in determining portfolio structure: duration weighting, term structure, sector allocation, and issue selection. While the duration and term structure decision underlie the implementation process, the sub-advisers primarily concentrate on sector and issue selection to add value. In addition, the sub-advisers may use derivatives for tactical hedging purposes and to implement portfolio strategies more efficiently.

Analysis

The Fund returned 5.10% for the twelve months ended May 31, 2008, compared to 6.89% for the benchmark Lehman Aggregate Bond Index. The fixed income markets experienced turbulent conditions during the period as escalating delinquencies and defaults on sub-prime mortgages triggered a flight to safety into U.S. Treasury obligations. As economic momentum slowed and the risk of recession grew, the Federal Reserve (the "Fed")lowered the benchmark Fed Funds rate to 2.00% in late April from 5.25% in August. The two-year Treasury yield fell from almost 5.00% to roughly 2.65% at the end of May. Ten-year Treasury yields fell 83 basis points to 4.06% as the yield curve steepened.

The anticipation of increased losses in mortgage-backed and asset-backed securities led to massive write downs on the balance sheets of some of the world's premier financial institutions including Citigroup, UBS, Merrill Lynch, Wachovia Bank and Lehman Brothers. The fixed income markets became dysfunctional as the leading institutions ceased to provide liquidity even to some of the highest quality sectors of the market. The crisis came to a boiling point in mid-March when the government engineered a bailout of Bear Stearns, which was subsequently acquired by JPMorgan Chase. In unprecedented action, the Fed put in place several new liquidity facilities for the dealer community including the allowance of investment banks to borrow from the Fed's discount window, a right historically limited to commercial banks. The non-Treasury sectors of the market lagged the powerful rally in Treasury securities leading to significant underperformance in these sectors. Asset-backed securities underperformed similar duration Treasuries by 10.43% for the period, while investment grade corporates underperformed by 7.21% and agency mortgages under-performed by 1.37%. High-yield bonds and senior bank loans also underperformed as investors began to anticipate higher levels of default in these sectors.

The Fund's overweight position in mortgage-backed securities (MBS), particularly non-agency MBS, was the primary source of underperformance for the period. While actual sub-prime holdings in the Fund averaged just over 2% during the period, and were limited to mostly AAA-rated senior bonds, pricing in all sectors of the mortgage market suffered as liquidity deteriorated. The Fund maintained a modest underweight to the corporate sector during the period, which was advantageous as yield spreads widened in this sector. However, overweighted exposure to BBB-rated securities and security selection within the financial sector negatively impacted returns from the corporate strategy. The Fund held a modestly long duration position for most of the period, and was positioned with a yield curve steepening bias, which added to relative performance as the Fed eased rates and yields fell. The success of the interest rate strategy, however, was not enough to offset the large underperformance in the mortgage sector.

Core Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                             Annualized   Annualized   Annualized   Annualized
                                  One Year     3 Year       5 Year       10 Year     Inception
                                   Return      Return       Return       Return       to Date
                                  --------   ----------   ----------   ----------   ----------
Core Fixed Income Fund, Class A     5.10%       3.94%        3.93%        5.67%        6.39%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Lehman Aggregate Bond Index

                               (PERFORMANCE GRAPH)

            Core Fixed Income   Lehman Aggregate
              Fund, Class A        Bond Index
            -----------------   ----------------
5/31/98         $100,000            $100,000
5/31/99          104,150            104,350
5/31/00          106,306            106,552
5/31/01          121,104            120,531
5/31/02          128,891            130,294
5/31/03          143,198            145,383
5/31/04          144,816            144,743
5/31/05          154,620            154,614
5/31/06          154,481            153,872
5/31/07          165,217            164,120
5/31/08          173,643            175,444

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


      16 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

High Yield Bond Fund

Objective

The High Yield Bond Fund (the "Fund") seeks to maximize total return.

Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC). To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the sub-advisers and, to the extent applicable, SIMC select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security. The Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB).

Analysis

The Merrill Lynch U.S. High Yield Master II Constrained Index posted a -0.95% return during the fiscal year ended May 31, 2008, as soaring oil prices, recessionary fears and limited market liquidity weighed heavily on the high yield market. The health services sector was the top performing sector on a contribution to return basis. HCA and Tenet Healthcare, which are the two largest constituents, led the sector higher as the hospital companies were trying to improve free cash flow and reduce debt. The energy exploration/production and electric integration/generation sectors were also top performing sectors on a contribution to return basis. The printing and publishing sector was the worst performer on a contribution to return basis. RH Donnelley and Idearc led the sector lower as major concerns arose earlier in the year regarding the future of the telephone directory business. Although both companies experienced a recent rally, it was clearly not enough to erase the losses incurred over the past year. The gaming and forestry/paper sectors were also poor performers on a contribution to return basis. Moody's global issuer-based default rate began the period heading lower to just under 1% only to steadily climb higher from the lowest levels of this economic cycle ending the period at 1.96%. Although the current default rate is currently below the historical average of roughly 4.5%, the rating agency is forecasting an increase to 6.3% by May 2009. The credit crisis that has gripped the markets since last summer is expected to drive default rates higher as companies struggle during the economic slowdown.

The Fund trailed its benchmark with a -2.36% return during the fiscal year ended May 31, 2008. The Fund's benchmark, Merrill Lynch U.S. High Yield Master II Constrained Index, returned -0.95%. The major detractors during the period were overweights to Delphi, RH Donnelley, and Claire's Stores. Delphi, a defaulted automotive supplier thus an off-benchmark allocation, has been working its way through bankruptcy but their exit financing ran into trouble and recovery valuations suffered with the rest of the market. RH Donnelley bonds were hit hard as the printer-publisher experienced slower than expected growth with fears of online advertising leading to questions regarding the firm's long-term viability. Claire's Stores was one of the last Leveraged buy outs (LBO)completed before the market meltdown. The retailer's bonds suffered mightily on the heels of weak consumer confidence, poor financial results, and thoughts of a recession. The major contributors during the period were underweights to Residential Capital, Harrah's, and AbitibiBowater. Residential Capital was extremely volatile exhibiting negative performance as their business primarily deals with subprime mortgages. Harrah's recently completed an LBO that resulted in more debt for the company. The firm's existing bonds sold off as did the newly issued debt. AbitibiBowater bonds plunged on poor earnings and concerns regarding the merger of the two firms.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 17

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

High Yield Bond Fund (concluded)

High Yield Bond Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                           Annualized
                                One Year    Inception
                                 Return      to Date
                                --------   ----------
High Yield Bond Fund, Class A    (2.36)%      5.58%

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A versus the Merrill Lynch U.S. High Yield Master II Constrained Index

                               (PERFORMANCE GRAPH)

                           Merrill Lynch
            High Yield    U.S. High Yield
            Bond Fund,       Master II
              Class A    Constrained Index
            ----------   -----------------
12/5/05      $100,000         $100,000
5/31/06       104,861          104,060
5/31/07       117,245          117,297
5/31/08       114,478          116,183

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 12/05/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


     18 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Long Duration Fund

Objective

The Long Duration Fund (the "Fund") seeks to duplicate the return characteristics similar to those of high-quality corporate bonds, with a duration range of 10-13 years.

Strategy

The Fund's investment strategy is designed to aid investors, especially corporate pension plans, with asset/liability management in order to reduce funding status volatility caused by changes in interest rates. The Fund seeks to duplicate the risk and return characteristics of a long fixed income securities portfolio (approximate duration of 10-13 years) by using cash bonds and derivative securities, including interest rate swap agreements and Treasury futures contracts, for the purpose of managing the overall duration of the Fund. Additionally, the Fund will invest in other fixed income securities, including U.S. Agency, corporate and structured securities, to produce incremental return. Due to the long duration or interest rate sensitivity of the Fund, the Fund may experience large positive and negative absolute returns depending on the change in interest rates.

Analysis

The Fund returned -4.52% for the fiscal year ended May 31, 2008, compared to 12.28% for its benchmark, Lehman 15 Year Bellweather Swap Index. The fixed income markets experienced turbulent conditions during the period as escalating delinquencies and defaults on sub-prime mortgages triggered a flight to safety into U.S. Treasury obligations. As economic momentum slowed and the risk of recession grew, the Federal Reserve (the "Fed") lowered the benchmark Fed Funds rate to 2.00% in late April from 5.25% in August. The two-year Treasury yield fell from almost 5.00% to roughly 2.65% at the end of May. Ten-year Treasury yields fell 83 basis points to 4.06% as the yield curve steepened.

The anticipation of increased losses in mortgage-backed and asset-backed securities led to massive write downs on the balance sheets of some of the world's premier financial institutions including Citigroup, UBS, Merrill Lynch, Wachovia Bank and Lehman Brothers. The fixed income markets became dysfunctional as the leading institutions ceased to provide liquidity even to some of the highest quality sectors of the market. The crisis came to a boiling point in mid-March when the government engineered a bailout of Bear Stearns, which was subsequently acquired by JPMorgan. In unprecedented action, the Fed put in place several new liquidity facilities for the dealer community including the allowance of investment banks to borrow from the Fed's discount window, a right historically limited to commercial banks. The non-Treasury sectors of the market lagged the powerful rally in Treasury securities leading to significant underperformance in these sectors. Asset-backed securities underperformed similar duration Treasuries by 10.43% for the period, while investment grade corporates underperformed by 7.21% and agency mortgages underperformed by 1.37%. High yield bonds and senior bank loans also underperformed as investors began to anticipate higher levels of default in these sectors.

The Fund's absolute and relative performance suffered during the period as yield spreads widened to unprecedented levels in many of the non-Treasury sectors of the market. The primary source of underperformance came from the portfolio's significant allocation to mortgage and asset-backed securities, which were the worst performing sectors of the fixed income market during the period. While these holdings were primarily AAA-rated bonds in senior positions in the capital structure, pricing in all sectors of the mortgage market, particularly the non-agency sectors, suffered as liquidity deteriorated. The portfolio's corporate allocation also detracted from performance as yield spreads widened in this sector due to poor liquidity and increased concerns about economic strength and corporate profitability.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 19

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Long Duration Fund (concluded)

Long Duration Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                         Annualized   Annualized
                              One Year     3 Year      Inception
                               Return      Return       to Date
                              --------   ----------   ----------
Long Duration Fund, Class A    (4.52)%     (1.16)%       2.19%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Lehman Long U.S. Treasury Index and the Lehman 15 Year Bellweather Swap Index(2)

                               (PERFORMANCE GRAPH)

            Long Duration                       Lehman 15 Year
              Bond Fund,    Lehman Long U.S.     Bellweather
               Class A       Treasury Index     Swap Index (2)
            -------------   ----------------   ---------------
4/21/04        $100,000         $100,000          $100,000
5/31/04          98,218           99,012            98,446
5/31/05         113,206          114,983           114,119
5/31/06         106,323          108,510           106,381
5/31/07         114,478          116,854           114,466
5/31/08         109,304          128,341           128,523

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(2) The Lehman 15 Year Bellweather Swap Index is the most appropriate measure of the Fund's performance.


      20 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Extended Duration Fund

Objective

The Extended Duration Fund (the "Fund") seeks to duplicate return characteristics similar to those of high-quality corporate bonds, with a duration range of 23-26 years.

Strategy

The Fund's investment strategy is designed to aid investors, especially corporate pension plans, with asset/liability management in order to reduce funding status volatility caused by changes in interest rates. The Fund seeks to duplicate the risk and return characteristics of a long fixed income securities portfolio (approximate duration of 23-26 years) by using cash bonds and derivative securities, including interest rate swap agreements and Treasury futures contracts, for the purpose of managing the overall duration of the Fund. Additionally, the Fund will invest in other fixed income securities, including U.S. Agency, corporate and structured securities, to produce incremental return. Due to the long duration or interest rate sensitivity of the Fund, the Fund may experience large positive and negative absolute returns depending on the change in interest rates.

Analysis

The Fund returned 8.33% for the fiscal year ended May 31, 2008, compared to 20.63% for the benchmark (2 times the Lehman 20 Year Bellweather Swap Index minus the Lehman 3 Month Bellweather Swap Index). The fixed income markets experienced turbulent conditions during the period as escalating delinquencies and defaults on sub-prime mortgages triggered a flight to safety into U.S. Treasury obligations. As economic momentum slowed and the risk of recession grew, the Federal Reserve (the "Fed") lowered the benchmark Fed Funds rate to 2.00% in late April from 5.25% in August. The two-year Treasury yield fell from almost 5.00% to roughly 2.65% at the end of May. Ten-year Treasury yields fell 83 basis points to 4.06% as the yield curve steepened.

The anticipation of increased losses in mortgage-backed and asset-backed securities led to massive write downs on the balance sheets of some of the world's premier financial institutions including Citigroup, UBS, Merrill Lynch, Wachovia Bank and Lehman Brothers. The fixed income markets became dysfunctional as the leading institutions ceased to provide liquidity even to some of the highest quality sectors of the market. The crisis came to a boiling point in mid-March when the government engineered a bailout of Bear Stearns, which was subsequently acquired by JPMorgan Chase. In unprecedented action, the Fed put in place several new liquidity facilities for the dealer community including the allowance of investment banks to borrow from the Fed's discount window, a right historically limited to commercial banks. The non-Treasury sectors of the market lagged the powerful rally in Treasury securities leading to significant underperformance in these sectors. Asset-backed securities underperformed similar duration Treasuries by 10.43% for the period, while investment grade corporates underperformed by 7.21% and agency mortgages underperformed by 1.37%. High yield bonds and senior bank loans also underperformed as investors began to anticipate higher levels of default in these sectors.

The Fund generated favorable absolute return, primarily a result of the significant decline in longer term interest rates. However, the Fund underperformed its benchmark. The primary source of the underperformance came from the portfolio's significant allocation to mortgage-backed and asset-backed securities, which were the worst performing sectors of the fixed income market during the period. While these holdings were primarily AAA-rated bonds in senior positions of the capital structure, pricing in all sectors of the mortgage market, particularly the non-agency sectors, suffered as liquidity deteriorated. The Fund's corporate allocation also detracted from performance as yield spreads widened in this sector due to poor liquidity and increased concerns about economic strength and corporate profitability.


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 21

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Extended Duration Fund (concluded)

Extended Duration Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                             Annualized   Annualized
                                  One Year     3 Year      Inception
                                   Return      Return       to Date
                                  --------   ----------   ----------
Extended Duration Fund, Class A     8.33%      (1.35)%       5.63%

Comparison of Change in the Value of a $100,000 Investment in the Extended Duration Fund, Class A, versus Lehman 20 Year U.S. Treasury Strip Index, the Hybrid ((2 X A)-B) of the following two indexes, the Lehman 20 Year Bellweather Swap Index (A) and the Lehman 3 Month Bellweather Swap Index (B)

                               (PERFORMANCE GRAPH)

               Extended      Lehman 20 Year   Hybrid ((2xA)-B)   Lehman 20 Year   Lehman 3 Month
            Duration Fund,    U.S. Treasury   of the following     Bellweather      Bellweather
                Class A        Strip Index     two Indexes (2)     Swap Index       Swap Index
            --------------   --------------   ----------------   --------------   --------------
4/21/04        $100,000         $100,000          $100,000          $100,000         $100,000
5/31/04          96,117           99,061            96,963            98,535          100,120
5/31/05         130,469          133,664           132,946           117,001          102,162
5/31/06         105,366          117,798           106,530           107,372          106,341
5/31/07         115,619          129,872           116,884           115,768          112,094
5/31/08         125,250          141,482           140,998           130,633          117,430

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(2) The Hybrid (2 X Lehman 20 Year Bellweather Swap Index)-Lehman 3 Month Bellweather Swap Index is the most appropriate measure of the Fund's performance.


      22 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Emerging Markets Debt Fund

Objective

The Emerging Markets Debt Fund (the "Fund") seeks to maximize total return.

Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S.-dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sub-advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as junk bonds).

Analysis

The Fund underperformed its benchmark during the fiscal year ended May 31, 2008, returning 3.24% vs. 4.98% for its benchmark, the JPMorgan EMBI Global Diversified Index. In the second half of 2007, The Fund avoided the difficulties experienced in other risk assets as it demonstrated strong growth and portrayed its resilience in the face of global financial market turbulence and fears of a U.S. recession. More bad credit news continued to flood the market at the start of 2008 yet the biggest threat to global markets was inflation and an increase in inflationary pressures. Central banks have been challenged, and began using various measures of capital controls to help fight the problem. The main contributors to rising inflation have been greater domestic demand in emerging markets, especially China. With demand coming from within the asset class and not developing nations, the asset class became less correlated with U.S. and global equities and as a result provided itself some cushion from the financial shock. Credit rating agencies have noted improvements to fiscal indicators and have continued to reward with upgrades, two of which included Peru and Brazil, to investment grade status. As a result, the benchmark is now more than 50% investment grade, which has been expected for 2008, and countries such as Panama and Colombia have the potential to see the same results later in the year or early 2009. Other upgrades during the period included Ecuador, Indonesia, Mexico, Chile, and Turkey while Pakistan and Lebanon saw downgrades. The Fund spreads over U.S. Treasuries widened 104 basis point to end at 270 basis points with the market yield ending the period at 6.95%. Most of the widening in spreads was due to the rally in U.S. Treasuries as the Federal Reserve cut rates significantly to bail out financials.

Technicals remain positive and capital continues to flow into the asset class, though at a slower pace than expected. Fundamentals remain supportive with higher commodity prices, strong export growth, and rising domestic demand. Oil continues to support the producing nations, yet has stunned the importers as prices have soared. Fiscal statistics have seen an improvement as Peru reduced their Debt/GDP ratio and bought back short term debt, while the Venezuelan government has hinted at doing the same. Foreign currency reserves are increasing in many countries, particularly in Asia, and current account surpluses are more abundant than deficits. Both reserves and surpluses along with a weakening dollar reflect the appreciation seen in local market currencies, which have outperformed many developed currencies. Also lending support to their gains is the expected rate hikes that have been priced in because of significant inflationary pressures.

In addition to the improving fundamentals, the focus remains on inflation and politics, both positive and negative. Turkey and Argentina welcomed new governments with positive sentiment, but both situations have turned negative in 2008. Turkey's ruling Party for Justice and Progress (the "AKP")is in jeopardy of being barred because of an amendment compromising its secular state, while Argentina's policies and reforms are not getting the attention the market had hoped. Pakistan's power struggle between opposition parties made global headlines, further increasing risk in the region, but rising inflation has become a larger problem after reaching 20%. Malaysia has entered an election season that has seen some tension as the ruling party dropped significantly in the polls. Medvedev replaced Putin as the "leader" in Russia and the economy continues to grow at a fast pace relative to the rest of the world. Inflation, however, is near 15% and a growing concern. Iraq has been one of the best performing credits in the last year as violence has decreased in the region and the country is making an effort to find debt relief.

The Fund's overweight to Argentina was the largest detractor, as various events significantly impacted performance. The election of Cristina Kirchner appeared to be positive as the market expected her to settle disputes with international creditors and her new cabinet was expected to undertake significant policy changes. Unfortunately, continued manipulation of inflation data, cabinet resignations and most


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 23

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Emerging Markets Debt Fund (concluded)

recently the government's clash with local farmers over export taxes proved damaging to the country's outlook. Also hurting fund performance was an underweight to Lebanon where bonds returned 10.3% over the year. Fund managers remain underweight because yields remain relatively unattractive and the downside risks to the credit are greater given the country's geographic location and political instability. The latter was proven wrong this year as tensions between the Pro-West and Pro-Syrian governments were kept in check and the country's bonds benefited.

The Fund's selection in Turkey was the largest contributor to Fund relative performance. The Turkish component of the index returned 5.19% while the Fund's Turkish holdings gained 9.23% largely due to local Lira-denominated assets. The country experienced a smooth Presidential transition in the third quarter of 2007 and growth appeared to be strong as the Central Bank began cutting rates on better inflation results. Also adding to its attractiveness is its high real-interest rates relative to the rest of the Fund. An underweight to Pakistan was a positive as the country lost over 11% when President Musharraf issued a state of emergency following a power struggle and the realization that his position as President could be coming to an end. Postponed elections led to more violence, and the assassination of former Prime Minister Benazir Bhutto created more uncertainty in the region.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                                 Annualized
                                      One Year    Inception
                                       Return      to Date
                                      --------   ----------
Emerging Markets Debt Fund, Class A     3.24%       8.47%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class A, versus the JPMorgan EMBI Global Diversified Index

                               (PERFORMANCE GRAPH)

            Emerging Markets      JPMorgan EMBI
             Debt Fund Fund,   Global Diversified
                 Class A              Index
            ----------------   ------------------
12/5/05         $100,000            $100,000
5/31/06          101,002             101,468
5/31/07          118,576             114,801
5/31/08          122,418             120,518

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 12/05/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


      24 SEI Institutional Investments Trust / Annual Report / May 31, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

Real Return Plus Fund

Objective

The Real Return Plus Fund (the "Fund") seeks to maximize total return relative to the Lehman 1-10 year U.S. Treasury Inflation Notes Index via overlay investment in Global Tactical Asset Allocation (GTAA) managers.

Strategy

The Fund's strategy is to provide a passive implementation of the Lehman 1-10 Year U.S. Treasury Inflation Notes Index and then seek active management performance through GTAA management. GTAA investment strategies involve directional bets in the relative performance of equity markets, bond markets and currencies among various countries, both developed and emerging. Risk in the strategy is controlled at three levels. First, each manager diversifies within their individual strategy to provide risk control. Second, the manager selection process enhances diversification through the selection of managers with different styles. Third, the GTAA component of the strategy itself is sized to provide long-term GTAA alpha while preserving the inflation beta of Treasury Inflation Protection Securities ("TIPS").

Analysis

The Lehman 1-10 Year U.S. Treasury Inflation Notes Index increased 13.43% for the fiscal year ended May 31, 2008 as both a flight to safety in equity and credit related markets and inflation fears conspired to make TIPS a safe haven for investors. In general, GTAA managers exhibited solid performance in bond country selection in 2007 as the inflationary focus in Euroland vs. the recessionary focus in the U.S. made for easy trading. However, the reliability of this bet deteriorated in the first half of 2008. Equity market stocks during the year, especially in emerging countries, led to mixed results in equity related country selection. Currency selection was extremely volatile in the past year as the resurgence of market volatility forced strong swings in carry trade related activities. The outlook for GTAA in general for the coming year is one of both enhanced opportunity and volatility.

The Fund trailed its benchmark by 13 basis points with a return of 13.30% for the fiscal year ended May 31, 2008. The Fund's benchmark, the Lehman 1-10 Year U.S. Treasury Inflation Notes Index, returned 13.43% for the same period. Hong Kong returns drove equity market performance over the past 12 months where strong gains in the second half of last year unwound in strong retracements during January, March and June of 2008. Bets between U.S. and Euroland inflationary expectations created steady returns in 2007, but became choppy in the second quarter of 2008. Japanese carry trade related activity presented a significant source of volatility in 2007. This volatility abated somewhat in the second quarter of 2008, with Japanese Yen, Australian and Singapore dollars posting accretive returns for the strategy.

Real Return Plus Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                                              Since
                                 One Year   Inception
                                  Return     to Date
                                 --------   ---------
Real Return Plus Fund, Class A    13.30%      10.61%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Plus Fund, Class A, versus the Lehman 1-10 Year U.S. Treasury Inflation Notes Index

                               (PERFORMANCE GRAPH)

             Real Return      Lehman 1-10 Year
              Plus Fund,       U.S. Treasury
               Class A     Inflation Notes Index
             -----------   ---------------------
12/14/06       $100,000           $100,000
 5/31/07        102,298            101,220
 5/31/08        115,904            114,815

(1) For the period ended May 31, 2008. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 25

SCHEDULE OF INVESTMENTS

Large Cap Fund
May 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)++:

                                  (BAR CHART)

Information Technology       17.2%
Financials                   13.5%
Energy                       12.5%
Health Care                  11.1%
Industrials                   8.8%
Consumer Discretionary        8.1%
Consumer Staples              8.0%
Affiliated Partnership        6.6%
Telecommunication Services    3.9%
Short-Term Investments        3.9%
Materials                     3.1%
Utilities                     2.8%
U.S. Treasury Obligations     0.5%

++ Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
COMMON STOCK -- 95.2%

CONSUMER DISCRETIONARY -- 8.7%

   Abercrombie & Fitch, Cl A                               2,600   $         189
   Amazon.com* (A)                                         9,360             764
   American Eagle Outfitters                               3,200              58
   AnnTaylor Stores*                                         500              14
   Apollo Group, Cl A* (A)                                 7,250             346
   Autoliv                                                 6,600             361
   Autozone*                                                 187              24
   Barnes & Noble (A)                                      4,300             131
   Bed Bath & Beyond*                                        400              13
   Best Buy                                                2,100              98
   Big Lots*                                                 300               9
   Black & Decker                                            400              26
   BorgWarner                                              4,400             228
   Boyd Gaming (A)                                         2,700              43
   Brunswick (A)                                           4,600              63
   Cablevision Systems, Cl A*                              5,326             144
   California Pizza Kitchen* (A)                           1,500              21
   Career Education*                                         500               9
   Carnival                                                  300              12
   CBS, Cl B                                              29,522             637
   Centex                                                  4,100              77
   Central European Media Enterprises, Cl A*                 200              21
   Charlotte Russe Holding*                                2,500              47
   Christopher & Banks (A)                                 7,200              81
   Clear Channel Communications                            1,425              50
   Coach*                                                 17,600             639
   Comcast, Cl A (A)                                      28,567             643
   Cooper Tire & Rubber                                    2,700              30
   CROCS* (A)                                              1,100              11
   Deckers Outdoor*                                          400              55
   Dick's Sporting Goods*                                  3,700              86
   DIRECTV Group*                                         30,900             868
   Discovery Holding, Cl A*                                8,100             212
   Dollar Tree*                                              100               4
   DR Horton                                               1,800              23
   Dress Barn*                                             3,100              48
   E.W. Scripps, Cl A                                      1,200              57
   Eastman Kodak (A)                                      13,200             202

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Expedia*                                                5,500   $         133
   Family Dollar Stores                                    7,100             152
   Ford Motor* (A)                                        10,100              69
   Fortune Brands                                         10,858             753
   GameStop, Cl A*                                         4,700             233
   Gannett                                                11,400             328
   Gap                                                    18,300             334
   Garmin (A)                                              1,500              73
   General Motors (A)                                     13,161             225
   Gentex                                                    400               7
   Genuine Parts                                           1,358              60
   Goodyear Tire & Rubber*                                 3,600              91
   Guess?                                                  1,600              65
   Gymboree*                                               4,700             217
   H&R Block                                               2,800              65
   Hanesbrands*                                            4,100             135
   Harley-Davidson                                         2,500             104
   Hasbro                                                 14,100             511
   Hillenbrand                                               500              11
   Home Depot                                             21,700             594
   IAC*                                                   10,000             226
   Idearc (A)                                              1,583               6
   International Game Technology                          28,400           1,013
   International Speedway, Cl A                            1,800              80
   ITT Educational Services*                                 900              65
   Jack in the Box*                                        6,600             162
   Jarden*                                                   800              15
   John Wiley & Sons, Cl A                                 1,400              66
   Johnson Controls                                       13,816             470
   Jones Apparel Group                                    14,000             235
   KB Home (A)                                             4,900             100
   Kohl's*                                                   194               9
   Las Vegas Sands*                                          600              42
   Liberty Global, Cl A* (A)                              13,674             490
   Liberty Media-Capital, Ser A*                           4,500              67
   Liberty Media-Entertainment*                           10,800             292
   Limited Brands                                          3,300              64
   Lowe's                                                 47,050           1,129
   Macy's                                                 14,100             334
   Magna International, Cl A                               1,800             129
   Mattel                                                  7,800             157
   McDonald's                                             36,145           2,144
   McGraw-Hill                                            22,986             954
   MDC Holdings                                              900              37
   MGM Mirage*                                            27,200           1,339
   Mohawk Industries*                                        100               8
   Newell Rubbermaid                                      11,584             233
   News, Cl A                                             20,039             360
   Nike, Cl B (A)                                         11,730             803
   NVR* (A)                                                  300             170
   Omnicom Group                                           1,460              72
   Orient-Express Hotels, Cl A                               200               9
   Penn National Gaming*                                   2,100              97
   Pulte Homes (A)                                         8,400             103


      26 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Regal Entertainment Group, Cl A                           600   $          11
   Rent-A-Center, Cl A*                                    6,400             134
   Royal Caribbean Cruises                                   400              12
   Saks* (A)                                               1,800              25
   Service International                                   6,900              74
   Shaw Communications, Cl B                              11,800             244
   Sherwin-Williams (A)                                    3,525             198
   Snap-On                                                   117               7
   Staples (A)                                            65,500           1,535
   Target                                                 24,704           1,317
   Tiffany                                                 1,100              54
   Tim Hortons                                               895              30
   Time Warner                                            79,479           1,262
   Time Warner Cable, Cl A*                                  200               6
   TJX                                                     4,300             138
   Toll Brothers*                                          3,700              78
   Urban Outfitters*                                       6,200             200
   VF                                                      3,559             269
   Viacom, Cl B*                                          23,068             826
   WABCO Holdings                                            200              10
   Walt Disney                                            30,942           1,040
   Washington Post, Cl B                                     100              63
   Weight Watchers International                          26,400           1,105
   Whirlpool                                               1,300              96
   Williams-Sonoma                                           400              10
   Wyndham Worldwide                                       2,800              61
   Wynn Resorts                                              600              60
   XM Satellite Radio Holdings, Cl A*                      2,300              24
   Yum! Brands (A)                                        14,154             562
                                                                   -------------
                                                                          31,435
                                                                   -------------
CONSUMER STAPLES -- 8.5%

   Alberto-Culver, Cl B                                      900              24
   Altria Group                                           16,811             374
   Anheuser-Busch                                          3,679             211
   Archer-Daniels-Midland                                 12,200             484
   Avon Products                                           2,900             113
   Bare Escentuals* (A)                                    7,300             147
   BJ's Wholesale Club*                                      700              28
   Brown-Forman, Cl B                                      2,400             180
   Bunge (A)                                               3,400             406
   Church & Dwight                                           700              40
   Clorox                                                  2,400             137
   Coca-Cola                                              52,101           2,983
   Coca-Cola Enterprises                                  21,900             441
   Colgate-Palmolive                                      11,026             820
   ConAgra Foods                                          19,300             455
   Constellation Brands, Cl A*                             5,700             122
   Corn Products International                               900              42
   Costco Wholesale (A)                                   13,900             991
   CVS                                                    33,567           1,436
   Dean Foods*                                               233               5
   Del Monte Foods                                         9,500              83

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Energizer Holdings*                                     2,200   $         179
   Estee Lauder, Cl A                                        200              10
   General Mills                                           8,746             554
   Hansen Natural* (A)                                       800              25
   Herbalife                                                 400              15
   HJ Heinz                                                4,007             200
   Hormel Foods                                            5,600             212
   JM Smucker*                                             1,500              79
   Kellogg                                                 7,382             382
   Kimberly-Clark                                         12,154             775
   Kraft Foods, Cl A                                      16,544             537
   Kroger                                                 49,422           1,366
   Loews - Carolina                                        3,059             222
   McCormick                                                 381              14
   Molson Coors Brewing, Cl B                              1,400              81
   Nu Skin Enterprises, Cl A                               4,800              82
   Pepsi Bottling Group                                    9,600             311
   PepsiAmericas                                           8,300             202
   PepsiCo                                                46,597           3,184
   Philip Morris International*                           15,511             817
   Prestige Brands Holdings*                               2,000              22
   Procter & Gamble                                       84,034           5,551
   Reynolds American                                      10,360             569
   Safeway                                                20,976             669
   Sara Lee                                               25,100             346
   Smithfield Foods*                                       1,600              50
   Supervalu                                              12,681             445
   Sysco                                                   6,124             189
   Tyson Foods, Cl A                                      12,900             243
   UST                                                       500              28
   Walgreen                                               35,400           1,275
   Wal-Mart Stores                                        37,812           2,182
   Whole Foods Market (A)                                  4,400             128
   WM Wrigley Jr.                                          4,600             355
                                                                   -------------
                                                                          30,821
                                                                   -------------
ENERGY -- 13.5%

   Anadarko Petroleum                                      3,600             270
   Apache                                                  5,704             765
   Arch Coal                                                 600              39
   Baker Hughes                                            1,001              89
   Cameron International* (A)                             19,158           1,020
   Chesapeake Energy                                      34,150           1,870
   Chevron                                                60,182           5,967
   Cimarex Energy                                          5,400             368
   ConocoPhillips                                         52,527           4,890
   Consol Energy                                             900              88
   Denbury Resources*                                      3,100             105
   Devon Energy                                           12,490           1,448
   Diamond Offshore Drilling                                 200              27
   Dresser-Rand Group*                                     1,000              40
   EOG Resources                                          13,330           1,715
   Exxon Mobil                                           124,187          11,024


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 27

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   FMC Technologies*                                       7,300   $         525
   Forest Oil*                                               900              60
   Foundation Coal Holdings                                  200              13
   Frontier Oil                                            2,800              84
   Frontline (A)                                             500              32
   Global Industries*                                      1,000              17
   Halliburton                                            38,620           1,877
   Helmerich & Payne                                         300              19
   Hess                                                   12,413           1,524
   Holly                                                   4,800             204
   Marathon Oil                                           31,788           1,634
   Massey Energy                                             800              52
   Murphy Oil                                              4,000             371
   National Oilwell Varco*                                 2,244             187
   Newfield Exploration*                                     700              44
   Noble                                                   1,400              88
   Noble Energy                                            2,074             202
   Occidental Petroleum                                   22,400           2,059
   Oceaneering International*                              1,100              78
   Overseas Shipholding Group                                500              40
   Patterson-UTI Energy (A)                                6,000             189
   Peabody Energy                                            200              15
   Petro-Canada                                            4,800             277
   Quicksilver Resources*                                    500              18
   Range Resources                                           500              33
   Schlumberger                                           31,526           3,189
   Smith International                                     1,600             126
   Southwestern Energy*                                   10,000             443
   Suncor Energy                                          25,904           1,771
   Sunoco                                                 13,700             609
   Superior Energy Services*                                 200              11
   Teekay                                                    200              10
   Tesoro                                                  4,400             109
   Tidewater                                               1,100              75
   Transocean                                              1,380             207
   Valero Energy                                          11,300             574
   W&T Offshore                                            2,800             156
   Weatherford International* (A)                         35,820           1,634
   Williams                                               13,100             498
   XTO Energy                                                987              63
                                                                   -------------
                                                                          48,842
                                                                   -------------
FINANCIALS -- 14.4%

   ACE                                                     8,030             482
   Aflac                                                   3,840             258
   Alleghany*                                                106              40
   Allied Capital (A)                                      1,367              27
   Allied World Assurance Holdings                         1,700              78
   Allstate                                               23,999           1,223
   AMB Property++                                            800              47
   American Express                                        6,997             324
   American Financial Group                               14,100             420
   American International Group (A)                       52,220           1,881
   Ameriprise Financial                                    6,458             305

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Annaly Capital Management++                            22,400   $         399
   Anthracite Capital++ (A)                                  194               2
   AON                                                     4,561             215
   Apollo Investments* (A)                                   400               7
   Arch Capital Group*                                     2,700             190
   Aspen Insurance Holdings                                2,300              59
   Assurant                                                7,707             524
   Astoria Financial                                       3,215              77
   Axis Capital Holdings                                  13,400             470
   Bancorpsouth                                            2,700              64
   Bank of America                                       130,509           4,440
   Bank of Hawaii                                            900              49
   Bank of New York Mellon                                 7,886             351
   BB&T (A)                                               12,334             388
   BlackRock, Cl A                                           300              67
   Brandywine Realty Trust++                               6,300             118
   Camden Property Trust++                                   600              30
   Capital One Financial                                   9,000             433
   CB Richard Ellis Group, Cl A*                           7,000             157
   CBL & Associates Properties++ (A)                       9,900             260
   Central Pacific Financial (A)                          15,200             227
   Charles Schwab                                         84,495           1,875
   Chubb                                                  21,172           1,138
   Cincinnati Financial                                      900              32
   CIT Group (A)                                           7,700              77
   Citigroup                                             111,747           2,446
   CME Group, Cl A                                         6,589           2,835
   Colonial BancGroup (A)                                  3,800              23
   Comerica (A)                                           12,991             483
   Commerce Bancshares                                     1,300              57
   Countrywide Financial (A)                               5,100              27
   Credicorp                                                 300              25
   Cullen/Frost Bankers                                    1,700              95
   Discover Financial Services (A)                        35,403             608
   Douglas Emmett++                                        1,200              29
   Eaton Vance                                             2,000              85
   Endurance Specialty Holdings (A)                       10,000             337
   Equity Residential++                                      400              17
   Erie Indemnity, Cl A                                      200              10
   Essex Property Trust++                                    200              24
   Everest Re Group                                        3,300             289
   Fannie Mae                                             15,814             427
   Federated Investors, Cl B                               5,400             199
   Fidelity National Financial, Cl A                       3,200              55
   Fifth Third Bancorp                                    16,356             306
   Forest City Enterprises, Cl A                             152               6
   Franklin Resources                                      5,859             593
   Freddie Mac                                            11,500             292
   Fulton Financial                                        5,600              71
   Genworth Financial, Cl A                                3,400              75
   Goldman Sachs Group                                     6,764           1,194
   Hartford Financial Services Group                       9,079             645
   HCC Insurance Holdings                                    500              12
   HCP++                                                   1,000              34


      28 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Health Care++                                             600   $          29
   Hercules Technology
      Growth Capital (A)                                   1,000              10
   Hospitality Properties Trust++                          6,800             211
   Host Hotels & Resorts++                                 4,400              76
   Hudson City Bancorp                                    32,900             585
   Huntington Bancshares                                   7,700              69
   IndyMac Bancorp (A)                                     5,100              10
   IntercontinentalExchange*                              14,900           2,059
   Invesco                                                   500              14
   Investment Technology Group*                              300              13
   iStar Financial++ (A)                                   8,300             159
   Janus Capital Group (A)                                 2,500              73
   Jefferies Group                                         1,400              25
   Jones Lang LaSalle (A)                                  3,600             254
   JPMorgan Chase                                         84,005           3,612
   Keycorp                                                16,518             322
   Lehman Brothers Holdings (A)                            4,899             180
   Leucadia National (A)                                   5,100             277
   Lincoln National                                        3,700             204
   Loews                                                   9,047             448
   M&T Bank                                                  600              52
   Mack-Cali Realty++                                        600              23
   Markel*                                                   129              52
   Marsh & McLennan                                        3,425              93
   Marshall & Ilsley                                       1,600              37
   MBIA (A)                                                2,800              19
   MCG Capital                                             1,600               9
   Merrill Lynch                                          13,786             605
   MetLife                                                 9,490             570
   MF Global*                                              2,000              29
   MGIC Investment (A)                                     4,900              59
   Montpelier Re Holdings (A)                              8,300             139
   Moody's (A)                                             2,100              78
   Morgan Stanley                                         20,703             917
   MSCI, Cl A*                                             5,100             181
   NASDAQ Stock Market*                                    1,800              63
   National City (A)                                       6,209              36
   Nationwide Financial Services                           5,400             276
   New York Community Bancorp (A)                          7,500             154
   Northern Trust                                          2,165             165
   NYSE Euronext                                           1,500              96
   Old Republic International                              8,000             120
   Oriental Financial Group                                4,500              82
   Parkway Properties++                                    3,900             148
   PartnerRe                                               2,600             192
   Penson Worldwide*                                       4,200              56
   People's United Financial                                 800              13
   Platinum Underwriters Holdings                          4,900             174
   Plum Creek Timber++                                     1,000              47
   PNC Financial Services Group                            3,756             241
   Principal Financial Group                                 900              48
   Progressive                                            10,000             201
   Prologis++                                                400              25

                                                                   Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Prospect Capital                                        7,500   $         108
   Prudential Financial                                    8,291             619
   Public Storage++                                          200              18
   Raymond James Financial                                 3,100              92
   Rayonier++                                                700              33
   Regions Financial (A)                                  56,562           1,008
   RenaissanceRe Holdings                                  2,000             104
   Resource Capital++ (A)                                  4,200              38
   Safeco                                                  8,062             540
   SeaBright Insurance Holdings*                           5,300              81
   Simon Property Group++                                    100              10
   SLM*                                                    1,300              29
   State Street                                              200              14
   SunTrust Banks                                         10,256             535
   T. Rowe Price Group                                     4,132             239
   Taubman Centers++                                         200              11
   TCF Financial                                           2,200              36
   TD Ameritrade Holding*                                  8,000             145
   Thomas Properties Group                                   600               6
   Torchmark                                               4,045             256
   Travelers                                              32,201           1,604
   UnionBanCal                                             3,900             195
   Unitrin                                                   600              21
   Unum Group (A)                                          8,950             216
   US Bancorp                                             25,508             847
   Valley National Bancorp (A)                               735              13
   Ventas++                                                1,600              76
   Wachovia (A)                                           53,189           1,266
   Washington Federal                                      3,200              72
   Washington Mutual (A)                                  24,831             224
   Wells Fargo (A)                                        52,246           1,440
   Whitney Holding (A)                                     2,200              50
   Wilmington Trust                                          600              20
   WR Berkley                                              5,700             154
   XL Capital, Cl A                                        3,200             112
   Zions Bancorporation (A)                                4,900             211
                                                                   -------------
                                                                          52,106
                                                                   -------------
HEALTH CARE -- 11.9%

   Abbott Laboratories                                    29,808           1,680
   Aetna                                                   3,500             165
   Alcon                                                   1,408             221
   Allergan                                               47,674           2,747
   AmerisourceBergen                                       7,700             318
   Amgen*                                                 16,900             744
   Amylin Pharmaceuticals* (A)                            15,830             503
   Analogic                                                1,100              74
   Angiodynamics*                                            700              11
   Applera - Applied Biosystems Group                      2,900             101
   Baxter International                                   19,934           1,218
   Beckman Coulter                                           200              14
   Becton Dickinson                                        6,347             536
   Biogen Idec*                                            4,000             251


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 29

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Bristol-Myers Squibb                                   13,313   $         303
   C.R. Bard                                                 400              36
   Cardinal Health                                         6,684             378
   Celgene*                                                3,876             236
   Charles River Laboratories
   International*                                          1,100              71
   Cigna                                                  15,144             614
   Cooper                                                    300              12
   Covance*                                                2,300             188
   Coventry Health Care*                                     500              23
   Covidien                                                  600              30
   Cubist Pharmaceuticals*                                   500              10
   DaVita*                                                   200              10
   Dentsply International                                  5,100             207
   Dionex*                                                 1,000              73
   Edwards Lifesciences*                                     200              12
   Eli Lilly                                              21,204           1,021
   Endo Pharmaceuticals Holdings*                          1,000              25
   Express Scripts* (A)                                    7,900             570
   Forest Laboratories*                                    3,700             133
   Genentech*                                             42,090           2,983
   Gen-Probe*                                              1,300              74
   Genzyme*                                                1,200              82
   Gilead Sciences*                                       36,518           2,020
   Health Net*                                               500              16
   Henry Schein*                                           1,900             106
   Hill-Rom Holdings (A)                                     500              15
   HLTH* (A)                                               4,100              48
   Hospira*                                                  300              13
   Humana*                                                   600              31
   Idexx Laboratories*                                     5,800             293
   ImClone Systems*                                        1,200              52
   IMS Health                                                600              15
   Intuitive Surgical*                                     1,500             440
   Invitrogen*                                             3,200             147
   Johnson & Johnson                                      63,304           4,225
   Kinetic Concepts*                                       1,900              83
   King Pharmaceuticals*                                  32,500             333
   Laboratory Corp of America
      Holdings*                                              352              26
   LifePoint Hospitals*                                      500              16
   Martek Biosciences* (A)                                   800              30
   McKesson                                                1,717              99
   Medco Health Solutions*                                12,046             583
   Medicines*                                              1,600              29
   Medtronic                                              13,271             672
   Merck                                                  57,074           2,224
   Merit Medical Systems*                                    900              14
   Omnicare                                                  800              20
   OSI Pharmaceuticals* (A)                                2,600              92
   Patterson*                                              1,300              44
   Pediatrix Medical Group*                                  900              48
   PerkinElmer                                             1,600              45
   Pfizer                                                229,379           4,441

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Pharmaceutical Product Development                      1,700   $          75
   Quest Diagnostics                                       4,500             227
   Schering-Plough                                        99,768           2,035
   St. Jude Medical*                                      24,130             983
   STERIS                                                  1,300              39
   Stryker                                                23,891           1,543
   Techne*                                                   200              16
   Teva Pharmaceutical Industries ADR                     18,720             856
   Thermo Fisher Scientific*                              20,073           1,184
   UnitedHealth Group                                     62,807           2,148
   Universal Health Services, Cl B                           300              20
   Varian Medical Systems*                                   300              14
   VCA Antech*                                             2,058              65
   Vertex Pharmaceuticals*                                 1,000              29
   Warner Chilcott, Cl A*                                 15,800             275
   Waters*                                                   400              25
   Watson Pharmaceuticals*                                   900              26
   WellPoint*                                              5,460             305
   Wyeth                                                  22,760           1,012
   Zimmer Holdings*                                          930              68
                                                                   -------------
                                                                          42,839
                                                                   -------------
INDUSTRIALS -- 9.4%

   3M                                                      4,798             372
   AAON                                                      900              19
   Acuity Brands                                           1,400              75
   AGCO*                                                     900              54
   Alliant Techsystems*                                    1,100             119
   Allied Waste Industries*                                  400               5
   Ametek                                                  2,000             103
   Avis Budget Group*                                      4,760              66
   BE Aerospace*                                             400              14
   Boeing                                                  6,780             561
   C.H. Robinson Worldwide                                   387              25
   Carlisle                                                  900              30
   Caterpillar                                             5,000             413
   Columbus McKinnon*                                      1,400              40
   Continental Airlines, Cl A*                             2,100              30
   Con-way                                                   500              24
   Cooper Industries, Cl A                                   900              42
   Copart*                                                 1,500              68
   Corporate Executive Board                               1,200              54
   Corrections of America*                                 2,000              52
   Crane                                                   3,200             146
   CSX                                                     9,190             635
   Cummins                                                12,900             908
   Danaher                                                 6,140             480
   Deere                                                   5,660             460
   Delta Air Lines* (A)                                    5,100              31
   Donaldson                                                 800              41
   Dover                                                   2,900             157
   Dun & Bradstreet                                          207              19
   Eaton                                                   5,391             521


      30 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Emerson Electric                                       30,164   $       1,754
   Equifax                                                   400              15
   Expeditors International
      Washington (A)                                      31,700           1,492
   Fastenal                                                2,200             109
   First Solar*                                              600             161
   Flowserve                                               1,000             139
   Fluor                                                   9,800           1,829
   Foster Wheeler*                                         1,500             114
   General Cable*                                            200              14
   General Dynamics                                        2,886             266
   General Electric                                      244,787           7,520
   Goodrich                                                2,900             188
   Harsco                                                  1,700             108
   Hertz Global Holdings*                                  2,500              33
   Honeywell International                                17,718           1,056
   Hubbell, Cl B                                           1,600              75
   IDEX                                                      600              23
   Illinois Tool Works                                     8,500             456
   Ingersoll-Rand, Cl A                                   15,161             668
   ITT                                                       360              24
   Jacobs Engineering Group*                               1,800             171
   JB Hunt Transport Services                                700              24
   Kennametal                                              1,000              39
   Kirby*                                                    600              33
   L-3 Communications Holdings                             2,600             279
   Lincoln Electric Holdings                                 400              33
   Lockheed Martin                                        10,385           1,137
   Manitowoc                                               1,200              47
   Manpower                                                  400              25
   Masco                                                  12,600             234
   McDermott International*                                1,200              74
   Norfolk Southern                                       10,500             708
   Northrop Grumman                                       18,975           1,432
   Northwest Airlines*                                     4,700              33
   Oshkosh Truck                                             200               8
   Owens Corning*                                            900              23
   Paccar                                                  1,214              65
   Pall                                                      400              16
   Parker Hannifin                                        11,500             975
   Pentair                                                 1,100              41
   PeopleSupport*                                          4,900              45
   Precision Castparts                                     4,855             586
   Quanta Services* (A)                                    2,000              64
   Raytheon                                                8,888             568
   Republic Services, Cl A                                 4,000             132
   Rockwell Automation                                       600              35
   Rockwell Collins                                          132               8
   Roper Industries                                          952              62
   RR Donnelley & Sons                                     1,100              36
   Ryder System                                            2,500             184
   Shaw Group*                                               400              24
   Southwest Airlines                                      1,000              13
   Spirit Aerosystems Holdings, Cl A*                      2,500              75

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   SPX                                                     1,129   $         150
   Stericycle*                                             2,902             169
   Teleflex                                                  300              18
   Terex*                                                  1,300              93
   Textron                                                 4,300             269
   Timken                                                    900              33
   Toro                                                      700              27
   Trane                                                     300              14
   Tyco International                                     13,100             592
   UAL                                                     1,000               9
   Union Pacific                                           3,162             260
   United Parcel Service, Cl B                            20,300           1,442
   United Rentals*                                         1,500              31
   United Technologies                                    21,079           1,498
   URS*                                                    2,200             105
   Waste Management                                        5,900             224
   WESCO International*                                    3,600             159
   WW Grainger                                               200              18
                                                                   -------------
                                                                          33,948
                                                                   -------------
INFORMATION TECHNOLOGY -- 18.4%

   Accenture, Cl A                                        13,000             531
   Activision*                                            23,480             792
   ADC Telecommunications*                                 1,800              28
   Adobe Systems*                                         10,300             454
   Advanced Micro Devices* (A)                             5,900              41
   Agilent Technologies*                                   6,200             232
   Alliance Data Systems*                                    700              42
   Altera                                                    900              21
   Amdocs*                                                   800              26
   Amkor Technology*                                       2,100              22
   Amphenol, Cl A                                          1,200              56
   Analog Devices                                         11,000             386
   Apple*                                                 27,217           5,136
   Applied Materials                                       8,940             177
   Arrow Electronics*                                      3,985             122
   Autodesk*                                                 800              33
   Automatic Data Processing                               6,146             265
   Avnet*                                                  5,800             171
   Avocent*                                                2,700              53
   BMC Software*                                             300              12
   Broadcom, Cl A*                                        17,700             508
   Broadridge Financial Solutions                          1,500              34
   Brocade Communications Systems*                         2,200              18
   Cadence Design Systems* (A)                            10,896             127
   Check Point Software Technologies*                      6,600             164
   Ciena* (A)                                             12,600             385
   Cisco Systems*                                         81,420           2,176
   Citrix Systems*                                         2,000              68
   CMGI*                                                   1,000              15
   CommScope*                                              1,400              77
   Computer Sciences*                                      5,500             270
   Compuware*                                              8,600              88


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 31

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Corning                                                 2,500   $          68
   Cree* (A)                                               2,200              56
   Cypress Semiconductor*                                    700              20
   Dell*                                                  52,060           1,201
   DST Systems* (A)                                          722              46
   eBay*                                                  57,900           1,738
   Electronic Arts*                                       36,726           1,843
   EMC* (A)                                                9,500             166
   Factset Research Systems (A)                            2,100             136
   Fidelity National Information Services                    951              38
   Fiserv*                                                   400              21
   Flextronics International*                              8,300              89
   Global Payments                                           600              28
   Google, Cl A*                                          10,005           5,860
   Harris                                                    300              20
   Hewitt Associates, Cl A*                                8,000             313
   Hewlett-Packard                                        55,960           2,632
   Ingram Micro, Cl A*                                     3,300              60
   Integral Systems                                        1,100              44
   Integrated Device Technology*                           7,600              86
   Intel                                                  67,786           1,570
   International Business Machines                        17,676           2,288
   Intersil, Cl A                                          2,100              59
   Intuit*                                                54,700           1,584
   Iron Mountain*                                          2,300              69
   Juniper Networks* (A)                                  33,600             925
   Kla-Tencor                                                200               9
   Linear Technology (A)                                  18,017             662
   Macrovision Solutions*                                      8              --
   Mastercard, Cl A (A)                                    8,700           2,686
   MAXIMUS                                                   300              11
   McAfee*                                                 3,800             138
   MEMC Electronic Materials*                              2,054             141
   Metavante Technologies*                                   600              15
   Mettler Toledo International*                             265              27
   Micron Technology*                                      2,800              23
   Microsoft                                             140,804           3,987
   Molex                                                   1,100              31
   Motorola                                               16,000             149
   MPS Group*                                              1,800              21
   Multi-Fineline Electronix* (A)                          2,100              42
   National Instruments                                      400              13
   National Semiconductor                                    600              13
   NAVTEQ*                                                 1,700             130
   NetApp*                                                 3,800              93
   Nvidia*                                                 5,850             144
   Oracle*                                                20,311             464
   Photon Dynamics*                                          600               8
   QLogic*                                                 2,100              33
   Qualcomm                                              132,217           6,418
   Red Hat*                                                  200               5
   Research In Motion*                                    34,980           4,858
   Salesforce.com*                                           200              14
   SanDisk*                                                  400              11

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Sanmina-SCI*                                           34,739   $          52
   Seagate Technology                                    110,500           2,367
   Silicon Laboratories*                                   7,900             291
   Sun Microsystems*                                      65,000             842
   Symantec* (A)                                          38,240             831
   Synopsys*                                               4,124             109
   Tech Data*                                                300              11
   Teradata*                                              50,000           1,351
   Texas Instruments                                      24,732             803
   Trimble Navigation*                                     1,400              56
   Varian Semiconductor Equipment
      Associates*                                            500              19
   VeriSign*                                              16,800             673
   Visa, Cl A*                                            25,120           2,169
   Vishay Intertechnology* (A)                            18,400             185
   VMware, Cl A* (A)                                         200              14
   Volterra Semiconductor* (A)                             1,300              21
   Western Digital*                                       17,800             668
   Western Union                                          66,792           1,579
   Xerox                                                  46,679             634
   Zebra Technologies, Cl A*                                 300              11
                                                                   -------------
                                                                          66,322
                                                                   -------------
MATERIALS -- 3.4%

   Air Products & Chemicals                                3,000             306
   AK Steel Holding                                        1,500             107
   Alcoa                                                  31,400           1,274
   Allegheny Technologies                                    100               8
   Carpenter Technology                                    2,400             132
   Celanese, Cl A                                          5,200             253
   Cleveland-Cliffs                                          600              64
   Crown Holdings*                                           100               3
   Cytec Industries                                          200              13
   Dow Chemical                                           36,740           1,484
   E.I. Du Pont de Nemours                                11,265             540
   Eastman Chemical                                        3,800             291
   Ecolab                                                  1,700              76
   FMC                                                     2,100             155
   Freeport-McMoRan Copper &
      Gold, Cl B                                           2,008             232
   Greif, Cl A                                             3,400             228
   Huntsman                                                1,900              42
   International Flavors & Fragrances                      1,600              67
   International Paper (A)                                20,500             558
   Lubrizol                                                5,300             297
   Martin Marietta Materials (A)                             100              12
   Monsanto                                                5,671             722
   Mosaic*                                                 5,600             702
   Nalco Holding                                           1,300              32
   Newmont Mining                                            200              10
   Nucor                                                  11,400             853
   Olin                                                    8,500             191
   OM Group*                                               2,000              87


      32 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Owens-Illinois*                                         4,000   $         229
   Packaging of America                                    1,000              26
   PPG Industries                                          4,700             296
   Praxair (A)                                            15,951           1,517
   Reliance Steel & Aluminum                                 600              41
   Rohm & Haas                                             1,700              92
   Sigma-Aldrich                                           1,800             106
   Smurfit-Stone Container* (A)                            6,100              41
   Sonoco Products                                         8,760             303
   Southern Copper                                         1,000             110
   Spartech                                                4,500              48
   Steel Dynamics                                            200               7
   Terra Industries (A)                                    5,000             218
   United States Steel                                     1,100             190
   Valspar                                                 6,600             149
                                                                   -------------
                                                                          12,112
                                                                   -------------
TELECOMMUNICATION SERVICES -- 4.1%

   American Tower, Cl A* (A)                              24,574           1,124
   AT&T                                                  183,672           7,328
   CenturyTel                                              5,529             196
   Citizens Communications                                 1,518              18
   Crown Castle International* (A)                        52,843           2,245
   Embarq                                                    599              28
   Fairpoint Communications                                  267               2
   Leap Wireless International*                            1,600              92
   NeuStar, Cl A*                                          1,100              26
   Sprint Nextel                                          47,636             446
   Telephone & Data Systems                                2,500             119
   Verizon Communications                                 80,433           3,094
   Windstream                                             21,500             287
                                                                   -------------
                                                                          15,005
                                                                   -------------
UTILITIES -- 2.9%

   AES*                                                   24,200             472
   Allegheny Energy                                          322              18
   Alliant Energy                                         11,400             428
   Ameren                                                  7,766             353
   American Electric Power                                18,231             771
   Atmos Energy                                            3,750             103
   Avista                                                  2,200              47
   Centerpoint Energy                                      5,300              90
   CMS Energy                                              4,300              67
   Consolidated Edison                                     1,700              70
   Constellation Energy Group                              5,299             457
   Dominion Resources                                      5,504             255
   DTE Energy                                             13,200             584
   Duke Energy                                            33,100             612
   Edison International                                   13,500             718
   Energen                                                 1,400             105
   Energy East                                             6,100             154
   Entergy                                                 5,300             640
   Equitable Resources                                     1,800             126
   Exelon                                                    754              66

                                                       Shares/
                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   FirstEnergy                                             8,303   $         653
   FPL Group (A)                                           6,100             412
   Hawaiian Electric Industries                              500              13
   National Fuel Gas                                         500              30
   NiSource                                                6,500             118
   NRG Energy* (A)                                         4,786             199
   NSTAR                                                     400              13
   Oneok                                                   2,700             135
   Pepco Holdings                                         13,800             373
   PG&E                                                    7,509             297
   Pinnacle West Capital                                     400              14
   Portland General Electric                                 800              19
   PPL                                                     7,065             363
   Progress Energy                                         2,600             111
   Public Service Enterprise Group                        16,240             719
   Puget Energy                                              900              25
   Questar                                                 1,100              71
   Reliant Energy*                                         8,300             212
   Sempra Energy                                           1,567              91
   Southern                                                4,439             161
   UGI                                                     3,200              86
   Vectren                                                   500              15
   Wisconsin Energy                                        1,600              77
   Xcel Energy                                            14,145             301
                                                                   -------------
                                                                          10,644
                                                                   -------------
Total Common Stock
   (Cost $294,187) ($ Thousands)                                         344,074
                                                                   -------------
U.S. TREASURY OBLIGATION (B) (D) -- 0.6%
   U.S. Treasury Bills
      1.823%, 08/21/08                              $      2,070           2,061
                                                                   -------------
Total U.S. Treasury Obligation
   (Cost $2,062) ($ Thousands)                                             2,061
                                                                   -------------
AFFILIATED PARTNERSHIP -- 7.1%
   SEI Liquidity Fund, L.P.,
      2.810%**+(C)                                    25,639,279          25,639
                                                                   -------------
Total Affiliated Partnership
   (Cost $25,639) ($ Thousands)                                           25,639
                                                                   -------------
CASH EQUIVALENTS -- 4.1%
   First Union Cash Management
      Program, 2.010%**                                  844,515             845
   SEI Daily Income Trust,
      Prime Obligation Fund, Cl A,
      2.460%**+                                       13,941,252          13,941
                                                                   -------------
Total Cash Equivalents
   (Cost $14,786) ($ Thousands)                                           14,786
                                                                   -------------
Total Investments -- 107.0%
   (Cost $336,674) ($ Thousands)                                   $     386,560
                                                                   =============


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 33

SCHEDULE OF INVESTMENTS

Large Cap Fund (Concluded)
May 31, 2008

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows:

                            NUMBER OF                    UNREALIZED
       TYPE OF              CONTRACTS     EXPIRATION    APPRECIATION
       CONTRACT            LONG (SHORT)      DATE      ($ THOUSANDS)
------------------------   ------------   ----------   -------------
S&P 500 Composite Index         34         Jun-2008    $       1,155
S&P Mid 400 Index E-Mini        21         Jun-2008              242
                                                       -------------
                                                       $       1,397
                                                       =============

Percentages are based on a Net Assets of $361,156 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of May 31, 2008.

+    Investment in Affiliated Security (see Note 3).

++   Real Estate Investment Trust

(A) This security or a partial position of this security is on loan at May 31, 2008. The total value of securities on loan at May 31, 2008 was $24,958 ($ Thousands).

(B) Zero coupon security. The rate reported is the effective yield at time of purchase.

(C) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of this security as of May 31, 2008 was $25,639 ($ Thousands).

(D) Security, or portion thereof, has been pledged as collateral on open future contracts.

ADR  -- American Depositary Receipt
Cl   -- Class
L.P. -- Limited Partnership
Ser  -- Series

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


      34 SEI Institutional Investments Trust / Annual Report / May 31, 2008

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund
May 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)++:

                                  (BAR CHART)

Information Technology       16.9%
Affiliated Partnership       12.8%
Financials                   11.9%
Energy                       10.0%
Industrials                   9.9%
Health Care                   9.7%
Consumer Discretionary        9.4%
Consumer Staples              6.5%
Materials                     3.3%
Short-Term Investments        3.0%
Telecommunication Services    2.8%
Utilities                     2.4%
U.S. Treasury Obligations     1.4%

++   Percentages based on total investments.

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
COMMON STOCK -- 94.9%

CONSUMER DISCRETIONARY -- 10.7%

   Abercrombie & Fitch, Cl A (C)                           9,700   $         704
   Aeropostale*                                           17,200             601
   Amazon.com*                                            11,182             913
   Ambassadors Group                                         800              15
   American Eagle Outfitters                               7,800             142
   American Greetings, Cl A                                2,400              45
   AnnTaylor Stores*                                       5,700             156
   Apollo Group, Cl A*                                    11,900             569
   Autoliv (C)                                             8,100             443
   Autozone*                                                 300              38
   Bed Bath & Beyond*                                        600              19
   Best Buy (C)                                           38,013           1,775
   Big Lots* (C)                                          48,058           1,492
   Black & Decker                                            500              32
   BorgWarner                                              4,900             253
   Boyd Gaming                                            11,500             183
   Brinker International                                  14,200             311
   Cablevision Systems, Cl A* (C)                         25,520             692
   California Pizza Kitchen*                               8,700             121
   Career Education*                                         500               9
   Carnival                                                  500              20
   CBS, Cl B (C)                                          17,800             384
   Centex                                                    900              17
   Central European Media Enterprises, Cl A*                 300              32
   Charlotte Russe Holding*                                1,600              30
   Christopher & Banks                                    10,500             118
   Clear Channel Communications (C)                        2,964             104
   Coach* (C)                                             38,400           1,394
   Comcast, Cl A                                          36,597             823
   Cooper Tire & Rubber                                   14,600             160
   CROCS*                                                  2,900              30
   Darden Restaurants (C)                                 11,800             404
   Deckers Outdoor*                                        1,900             260
   Dick's Sporting Goods*                                  1,900              44
   DIRECTV Group* (C)                                     70,100           1,970
   Discovery Holding, Cl A*                               12,900             338
   Dollar Tree* (C)                                       24,800             915

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   DR Horton                                               4,200   $          53
   E.W. Scripps, Cl A                                      1,800              85
   Eastman Kodak                                             900              14
   Expedia*                                               13,695             332
   Family Dollar Stores                                    2,500              54
   Ford Motor* (C)                                       218,890           1,489
   Fortune Brands                                            200              14
   GameStop, Cl A*                                        10,500             521
   Gannett                                                 2,600              75
   Gap (C)                                                43,200             788
   Garmin                                                  2,300             112
   General Motors                                         10,700             183
   Gentex                                                 19,300             339
   Genuine Parts                                           1,900              84
   Goodyear Tire & Rubber*                                   964              24
   Guess?                                                  6,906             282
   Gymboree* (C)                                          12,000             554
   H&R Block                                              25,053             585
   Hanesbrands* (C)                                       14,900             492
   Harman International Industries                         5,000             224
   Hasbro (C)                                             20,162             730
   Hillenbrand                                               700              16
   Home Depot (C)                                         18,800             514
   IAC*                                                   11,200             253
   International Game Technology                          48,600           1,733
   International Speedway, Cl A                            1,600              71
   Interpublic Group* (C)                                 69,678             695
   ITT Educational Services*                               5,100             370
   J Crew Group*                                           4,800             179
   Jack in the Box*                                        8,500             209
   Jarden*                                                   800              15
   John Wiley & Sons, Cl A                                 4,163             197
   Johnson Controls                                       15,170             517
   Jones Apparel Group (C)                                22,000             370
   KB Home                                                 1,000              21
   Kohl's*                                                   600              27
   Landry's Restaurants                                    1,000              16
   Las Vegas Sands*                                        1,100              76
   Liberty Global, Cl A*                                  18,700             670
   Liberty Media-Capital, Ser A*                           5,700              84
   Liberty Media-Entertainment*                           21,200             572
   Limited Brands                                          9,600             186
   Macy's                                                  1,300              31
   Marriott International, Cl A (C)                        8,164             269
   Marvel Entertainment* (C)                              13,900             473
   McDonald's (C)                                         29,100           1,726
   MDC Holdings                                            1,500              61
   MGM Mirage*                                            43,500           2,141
   Mohawk Industries*                                        200              15
   NetFlix* (C)                                           14,500             440
   Newell Rubbermaid                                       7,324             147
   News, Cl A                                            107,094           1,922
   Nike, Cl B (C)                                         12,700             868
   NVR* (C)                                                  900             509


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 35

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   OfficeMax                                               1,590   $          34
   Omnicom Group                                           1,700              83
   Orient-Express Hotels, Cl A                               400              19
   Penn National Gaming*                                   3,200             149
   Penske Auto Group (C)                                  25,535             533
   Phillips-Van Heusen                                       756              34
   Polo Ralph Lauren, Cl A (C)                            10,272             717
   Pulte Homes                                             5,900              72
   Regal Entertainment Group, Cl A                         1,600              28
   Rent-A-Center, Cl A*                                    4,100              86
   Royal Caribbean Cruises                                   700              21
   Saks*                                                   3,400              47
   Service International                                  28,079             300
   Shaw Communications, Cl B                              31,900             661
   Sherwin-Williams (C)                                    9,500             533
   Snap-On (C)                                            22,211           1,375
   Stamps.com*                                             3,800              55
   Stanley Works                                           3,200             155
   Staples                                               108,900           2,555
   Target                                                  2,600             139
   Texas Roadhouse, Cl A*                                  4,400              49
   Thor Industries                                         4,900             132
   Tiffany                                                 1,700              83
   Tim Hortons                                             1,483              49
   Time Warner (C)                                       237,017           3,765
   Time Warner Cable, Cl A*                               34,037           1,018
   TJX                                                     4,700             151
   Toll Brothers*                                          5,000             105
   TRW Automotive Holdings*                               35,636             890
   Urban Outfitters*                                      17,200             554
   VF                                                      4,200             318
   Viacom, Cl B* (C)                                      24,300             870
   Virgin Media                                           11,619             182
   WABCO Holdings                                            266              14
   Walt Disney (C)                                        43,990           1,478
   Washington Post, Cl B                                     100              63
   Weight Watchers International                          40,400           1,689
   Wendy's International                                     926              27
   Whirlpool                                               1,000              74
   Williams-Sonoma                                           700              18
   Wyndham Worldwide (C)                                  52,189           1,142
   Wynn Resorts                                            1,100             110
   XM Satellite Radio Holdings, Cl A*                      3,900              41
   Yum! Brands (C)                                        24,200             961
                                                                   -------------
                                                                          59,362
                                                                   -------------
CONSUMER STAPLES -- 7.4%

Alberto-Culver, Cl B                                       1,500              40
Altria Group (C)                                          33,338             742
Anheuser-Busch (C)                                        10,400             598
Archer-Daniels-Midland (C)                                47,309           1,878
Avon Products                                              4,800             187
Bare Escentuals*                                          13,300             267
BJ's Wholesale Club*                                       3,248             128

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Brown-Forman, Cl B                                      4,625   $         348
   Bunge                                                   2,110             252
   Church & Dwight                                         1,300              74
   Clorox (C)                                              7,100             406
   Coca-Cola (C)                                          32,600           1,867
   Coca-Cola Enterprises (C)                              58,628           1,181
   Colgate-Palmolive                                       8,000             595
   ConAgra Foods (C)                                      31,800             750
   Constellation Brands, Cl A*                             9,100             194
   Corn Products International                             7,400             348
   Costco Wholesale                                       11,805             842
   CVS                                                    13,604             582
   Dean Foods*                                             6,401             139
   Del Monte Foods                                        27,500             240
   Energizer Holdings*                                     3,700             302
   Estee Lauder, Cl A                                        500              24
   General Mills (C)                                      16,300           1,030
   Hansen Natural*                                         1,200              37
   Herbalife (C)                                          21,600             832
   HJ Heinz                                                3,900             195
   Hormel Foods                                              500              19
   JM Smucker                                              2,300             121
   Kellogg                                                 7,600             394
   Kimberly-Clark                                         14,400             919
   Kraft Foods, Cl A                                       4,160             135
   Kroger (C)                                            101,826           2,815
   Loews - Carolina                                        4,500             326
   McCormick                                                 700              26
   Molson Coors Brewing, Cl B (C)                         21,018           1,219
   Nu Skin Enterprises, Cl A                                 700              12
   Pepsi Bottling Group                                   11,900             386
   PepsiAmericas                                          17,500             426
   PepsiCo (C)                                            35,800           2,445
   Philip Morris International* (C)                       30,038           1,582
   Procter & Gamble (C)                                   91,485           6,042
   Reynolds American (C)                                  10,400             571
   Rite Aid* (C)                                         215,351             485
   Safeway (C)                                            31,000             988
   Sara Lee                                               16,000             220
   Smithfield Foods*                                       2,500              78
   Supervalu                                              13,173             462
   Sysco (C)                                              35,137           1,084
   Tyson Foods, Cl A (C)                                 113,795           2,145
   UST                                                       900              50
   Walgreen                                               61,257           2,206
   Wal-Mart Stores (C)                                    24,700           1,426
   Whole Foods Market                                      6,800             197
   WM Wrigley Jr.                                          3,516             271
                                                                   -------------
                                                                          41,128
                                                                   -------------
ENERGY -- 11.5%

   Anadarko Petroleum                                      2,500             187
   Apache                                                  3,600             483


      36 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------

   Arch Coal                                                 800            $ 52
   Baker Hughes                                            1,300             115
   Cabot Oil & Gas (C)                                     2,220             134
   Cameron International*                                  8,900             474
   Chesapeake Energy (C)                                  17,000             931
   Chevron (C)                                            86,036           8,530
   Cimarex Energy (C)                                     18,900           1,288
   CNX Gas*                                                  700              29
   ConocoPhillips (C)                                     43,321           4,033
   Consol Energy                                           1,600             156
   Denbury Resources*                                      5,200             177
   Devon Energy (C)                                        4,815             558
   Diamond Offshore Drilling                                 400              55
   Dresser-Rand Group*                                     1,400              56
   El Paso                                                 8,597             168
   EnCana                                                  3,200             289
   ENSCO International                                     3,100             223
   EOG Resources                                          18,300           2,354
   Exxon Mobil (C)                                       182,978          16,241
   FMC Technologies*                                      11,200             805
   Forest Oil*                                             1,500             100
   Foundation Coal Holdings (C)                            5,753             384
   Frontier Oil                                            4,200             126
   Frontline                                                 700              45
   Global Industries*                                        500               9
   Halliburton (C)                                        72,765           3,536
   Helix Energy Solutions Group*                             400              15
   Helmerich & Payne (C)                                  13,200             827
   Hess                                                    4,900             602
   Holly                                                   1,100              47
   Marathon Oil (C)                                       29,361           1,509
   Massey Energy                                           1,500              97
   Murphy Oil (C)                                         16,448           1,524
   National Oilwell Varco*                                 3,889             324
   Newfield Exploration*                                     900              57
   Nexen (C)                                              16,600             639
   Noble (C)                                               9,700             612
   Noble Energy                                            3,240             316
   Occidental Petroleum (C)                               23,600           2,170
   Oceaneering International*                              1,800             128
   Overseas Shipholding Group                                900              71
   Patriot Coal*                                             300              32
   Patterson-UTI Energy (C)                               18,000             567
   Peabody Energy                                            400              30
   Petro-Canada (C)                                       12,600             727
   Pioneer Natural Resources                              13,615             977
   Plains Exploration & Production*                        5,824             416
   Pride International*                                    6,281             276
   Quicksilver Resources*                                  1,400              51
   Range Resources                                         1,000              66
   Rowan                                                     100               4
   SandRidge Energy* (C)                                  10,800             594
   Schlumberger (C)                                       18,359           1,857
   SEACOR Holdings*                                        2,900             258

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Smith International                                     2,800   $         221
   Southwestern Energy* (C)                               14,200             630
   Sunoco (C)                                             19,300             858
   Superior Energy Services*                                 100               5
   Swift Energy*                                           1,000              58
   Teekay                                                    400              20
   Tesoro                                                  6,100             152
   Tidewater (C)                                           9,300             635
   Transocean                                              2,233             335
   Unit*                                                   3,300             253
   Valero Energy (C)                                      20,500           1,042
   W&T Offshore (C)                                       11,500             641
   Weatherford International*                              5,000             228
   Williams (C)                                           48,341           1,839
   XTO Energy                                              1,550              99
                                                                   -------------
                                                                          63,347
                                                                   -------------
FINANCIALS -- 13.6%

   ACE (C)                                                19,714           1,184
   Aflac                                                   5,800             389
   Alleghany*                                                644             242
   Allied Capital                                          2,300              46
   Allied World Assurance Holdings                         5,000             228
   Allstate (C)                                           21,100           1,075
   AMB Property++                                          1,500              88
   American Express                                        4,800             222
   American Financial Group                               19,200             573
   American International Group (C)                       27,100             976
   American National Insurance                               568              63
   Ameriprise Financial (C)                               12,100             572
   Annaly Capital Management++ (C)                        37,600             670
   AON                                                     5,300             250
   Apartment Investment & Management, Cl A++                 500              20
   Arch Capital Group*                                     3,900             274
   Arthur J Gallagher                                      3,270              83
   Ashford Hospitality Trust++                             2,400              15
   Aspen Insurance Holdings                                4,500             115
   Assurant (C)                                           11,100             755
   Astoria Financial                                       4,400             105
   AvalonBay Communities++ (C)                             8,211             831
   Axis Capital Holdings (C)                              14,700             515
   Bancorpsouth                                            4,500             107
   Bank of America (C)                                    78,800           2,680
   Bank of Hawaii                                          1,700              92
   Bank of New York Mellon (C)                            20,724             923
   BB&T                                                    7,900             249
   BlackRock, Cl A (C)                                     3,052             687
   BOK Financial                                           3,850             224
   Boston Properties++ (C)                                21,062           2,058
   Brandywine Realty Trust++ (C)                          27,700             520
   Camden Property Trust++                                 1,200              59
   Capital Lease Funding++                                 2,200              18
   Capital One Financial                                  15,100             727


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 37

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Capitol Federal Financial                                 990   $          41
   CBL & Associates Properties++ (C)                      19,000             500
   Charles Schwab (C)                                    122,714           2,721
   Chubb (C)                                              27,573           1,482
   Cincinnati Financial (C)                                6,386             224
   Citigroup (C)                                          86,800           1,900
   CME Group, Cl A (C)                                     6,942           2,987
   Colonial BancGroup                                     15,100              93
   Colonial Properties Trust++                            15,226             366
   Commerce Bancshares                                     1,900              83
   Credicorp                                               2,800             234
   Cullen/Frost Bankers                                    2,800             157
   Douglas Emmett++                                        2,300              56
   Eaton Vance                                             2,600             111
   Endurance Specialty Holdings (C)                       30,000           1,010
   Equity Residential++                                    1,100              47
   Erie Indemnity, Cl A                                      300              15
   Essex Property Trust++                                    400              48
   Everest Re Group                                        1,900             167
   Fairfax Financial Holdings (C)                          1,900             521
   Fannie Mae                                              6,200             168
   Federal Realty Investment Trust++                         200              16
   Federated Investors, Cl B (C)                          11,000             405
   Fifth Third Bancorp                                     2,300              43
   First Citizens BancShares, Cl A                           723             115
   Forest City Enterprises, Cl A                             200               8
   Forestar Real Estate Group*                               565              14
   Franklin Resources (C)                                 11,600           1,174
   Freddie Mac                                               800              20
   Fulton Financial                                        9,400             119
   GLG Partners                                           18,249             152
   Goldman Sachs Group (C)                                11,300           1,993
   Greenhill                                               3,600             217
   Hanover Insurance Group                                 1,700              78
   Hartford Financial Services Group                       4,700             334
   HCC Insurance Holdings                                    800              19
   HCP++                                                   2,100              72
   Health Care++                                           1,300              63
   Hospitality Properties Trust++                          7,100             220
   Host Hotels & Resorts++ (C)                             9,748             168
   Hudson City Bancorp (C)                                73,700           1,312
   Huntington Bancshares                                  24,300             217
   Interactive Brokers Group, Cl A*                        1,900              62
   IntercontinentalExchange*                              26,800           3,704
   Invesco                                                   800              22
   Investment Technology Group*                            8,700             366
   iStar Financial++ (C)                                  23,500             449
   Janus Capital Group (C)                                32,637             946
   Jefferies Group                                         1,700              31
   Jones Lang LaSalle                                      7,545             532
   JPMorgan Chase (C)                                    103,368           4,445
   Legg Mason                                                700              38
   Lehman Brothers Holdings                                1,400              52
   Leucadia National                                       8,500             462

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Loews (C)                                              33,729   $       1,672
   M&T Bank                                                1,000              87
   Mack-Cali Realty++                                      1,000              39
   Markel*                                                   100              40
   Marsh & McLennan (C)                                   32,733             891
   Marshall & Ilsley                                       2,500              58
   MBIA                                                    1,700              12
   MetLife (C)                                            14,391             864
   MF Global*                                             10,500             153
   Montpelier Re Holdings                                  5,400              91
   Morgan Stanley (C)                                      8,400             372
   MSCI, Cl A*                                             7,200             256
   NASDAQ Stock Market*                                    7,395             259
   Nationwide Financial Services                             300              15
   New York Community Bancorp                             15,459             317
   Northern Trust (C)                                     10,069             765
   NorthStar Realty Finance++                             21,700             217
   Nymex Holdings                                          2,116             192
   NYSE Euronext (C)                                      17,386           1,111
   Old Republic International                              5,095              77
   Parkway Properties++                                    1,900              72
   PartnerRe (C)                                          11,379             839
   Penson Worldwide*                                       1,900              25
   People's United Financial                               1,200              20
   Platinum Underwriters Holdings                          4,200             149
   Plum Creek Timber++                                     1,900              89
   PNC Financial Services Group                            1,476              95
   Principal Financial Group                               1,800              97
   Progressive                                             1,900              38
   Prologis++                                                800              50
   Prudential Financial                                    2,000             149
   Public Storage++                                        4,738             418
   Raymond James Financial                                12,000             357
   Rayonier++ (C)                                         39,853           1,890
   Regions Financial (C)                                  70,350           1,254
   RenaissanceRe Holdings                                  4,500             235
   Safeco (C)                                             12,200             817
   SeaBright Insurance Holdings*                           1,100              17
   Simon Property Group++                                    200              20
   SLM*                                                    1,700              39
   South Financial Group                                   1,700               9
   StanCorp Financial Group (C)                            6,900             379
   State Street                                            5,104             368
   Sunstone Hotel Investors++                              3,800              73
   SunTrust Banks                                          1,000              52
   T. Rowe Price Group                                    16,288             943
   Taubman Centers++                                         300              16
   TCF Financial                                           4,200              69
   TD Ameritrade Holding* (C)                             65,500           1,186
   Torchmark                                               1,000              63
   Transatlantic Holdings                                  3,385             219
   Travelers (C)                                          61,245           3,050
   UnionBanCal                                               400              20
   Unitrin (C)                                             3,219             112


     38 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Unum Group                                              3,400   $          82
   US Bancorp (C)                                         27,100             899
   Valley National Bancorp                                 1,890              33
   Ventas++                                                2,900             138
   Wachovia (C)                                           37,289             887
   Washington Federal                                      5,200             116
   Washington Mutual                                       2,200              20
   Wells Fargo (C)                                        52,000           1,433
   White Mountains Insurance Group                           266             127
   Whitney Holding                                         4,100              93
   Willis Group Holdings (C)                              16,500             591
   Wilmington Trust                                        1,400              46
   WR Berkley (C)                                         19,400             526
   XL Capital, Cl A                                        8,300             290
   Zions Bancorporation (C)                               11,600             500
                                                                   -------------
                                                                          74,932
                                                                   -------------
HEALTH CARE -- 11.1%

   Abbott Laboratories                                    16,300             919
   Aetna (C)                                              20,493             966
   Allergan                                               51,700           2,979
   AmerisourceBergen (C)                                  63,750           2,635
   Amgen* (C)                                             41,431           1,824
   Amylin Pharmaceuticals*                                   700              22
   Analogic                                                1,200              80
   Applera - Applied Biosystems Group (C)                 49,003           1,702
   Baxter International (C)                               24,813           1,515
   Beckman Coulter                                           300              21
   Becton Dickinson (C)                                    9,600             811
   Biogen Idec* (C)                                       10,700             671
   Bristol-Myers Squibb                                   25,138             573
   C.R. Bard                                                 900              82
   Cardinal Health (C)                                    42,082           2,379
   Celgene*                                                2,600             158
   Cerner*                                                 1,500              68
   Charles River Laboratories
   International*                                          1,900             122
   Cigna (C)                                              55,848           2,267
   Cooper                                                    500              20
   Covance*                                                6,000             492
   Coventry Health Care*                                     600              28
   Covidien                                                  975              49
   Cubist Pharmaceuticals*                                15,100             288
   DaVita*                                                   300              16
   Dentsply International                                  8,100             328
   Dionex*                                                 1,900             139
   Edwards Lifesciences*                                     400              23
   Eli Lilly (C)                                          20,200             972
   Endo Pharmaceuticals Holdings* (C)                     23,900             589
   Express Scripts* (C)                                   21,500           1,550
   Forest Laboratories* (C)                               13,700             492
   Genentech*                                             48,087           3,409
   Gen-Probe*                                              2,100             120

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Genzyme* (C)                                            9,364   $         641
   Gilead Sciences* (C)                                   20,200           1,117
   Health Net*                                             7,886             244
   Henry Schein*                                           3,000             167
   Hill-Rom Holdings                                         700              22
   HLTH*                                                   7,044              84
   Hospira*                                                  400              17
   Humana* (C)                                            25,522           1,303
   Idexx Laboratories* (C)                                14,300             722
   ImClone Systems*                                        1,900              83
   IMS Health                                                700              17
   Intuitive Surgical* (C)                                 2,900             851
   Invacare                                                1,000              18
   Invitrogen*                                             5,200             239
   Johnson & Johnson (C)                                  55,200           3,684
   Kinetic Concepts*                                       2,900             126
   King Pharmaceuticals* (C)                              64,500             662
   Laboratory Corp of America
      Holdings*                                              500              37
   LifePoint Hospitals*                                    4,500             144
   Martek Biosciences*                                     1,300              49
   McKesson (C)                                           40,842           2,355
   Medco Health Solutions* (C)                            63,209           3,063
   Medical Action Industries*                              1,800              24
   Medtronic (C)                                          22,600           1,145
   Merck (C)                                              45,000           1,753
   Merit Medical Systems*                                  3,300              53
   Omnicare                                                1,100              27
   OSI Pharmaceuticals* (C)                               11,300             399
   Patterson*                                              1,600              54
   PDL BioPharma                                          12,712             130
   Pediatrix Medical Group*                                1,500              81
   PerkinElmer                                             1,900              54
   Pfizer (C)                                            194,200           3,759
   Pharmaceutical Product
      Development                                          2,600             115
   Quest Diagnostics                                       6,900             348
   Quidel*                                                10,700             183
   Schering-Plough                                         9,900             202
   St. Jude Medical*                                         900              37
   STERIS                                                  1,000              30
   Stryker (C)                                            24,021           1,550
   Techne*                                                   500              39
   Tenet Healthcare*                                     113,254             668
   Thermo Fisher Scientific*                               6,600             390
   UnitedHealth Group (C)                                124,623           4,264
   Universal Health Services, Cl B                         6,700             436
   Varian Medical Systems*                                 1,000              48
   VCA Antech*                                             3,100              97
   Vertex Pharmaceuticals*                                 1,700              49
   Warner Chilcott, Cl A* (C)                             26,300             457
   Waters*                                                 3,200             197
   Watson Pharmaceuticals*                                 1,200              34
   WellPoint* (C)                                          1,200              67


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 39

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Wyeth (C)                                              14,700   $         654
   Zimmer Holdings*                                          700              51
                                                                   -------------
                                                                          61,349
                                                                   -------------
INDUSTRIALS -- 11.4%

   3M (C)                                                 10,600             822
   AAON                                                    2,100              44
   Acuity Brands                                           2,400             128
   AGCO*                                                   4,239             256
   Alliant Techsystems*                                    1,800             195
   American Railcar Industries                             1,400              29
   Ametek                                                  3,300             169
   BE Aerospace*                                             800              28
   Boeing (C)                                             55,685           4,610
   Brink's                                                   300              22
   Burlington Northern Santa Fe (C)                        1,700             192
   C.H. Robinson Worldwide (C)                            24,319           1,569
   Carlisle                                                2,700              90
   Caterpillar (C)                                        14,100           1,166
   Columbus McKinnon*                                        800              23
   Continental Airlines, Cl A*                             2,900              42
   Con-way                                                   900              44
   Cooper Industries, Cl A                                 1,300              61
   Copart*                                                 2,800             126
   Corporate Executive Board                               1,600              72
   Corrections of America*                                 2,300              59
   Crane                                                   8,600             393
   CSX (C)                                                33,319           2,301
   Cummins (C)                                            26,300           1,853
   Danaher                                                 1,000              78
   Deere                                                   3,200             260
   Delta Air Lines*                                        8,300              51
   Donaldson                                               1,500              77
   Dover                                                  18,300             990
   DryShips                                                5,700             535
   Dun & Bradstreet                                          300              27
   Eaton (C)                                               9,000             870
   Emerson Electric                                        1,700              99
   Equifax                                                   500              19
   Expeditors International Washington                    52,300           2,462
   Fastenal                                                9,500             469
   FedEx (C)                                              13,250           1,215
   First Solar* (C)                                        2,400             642
   Flowserve (C)                                           3,483             482
   Fluor (C)                                               6,024           1,123
   Foster Wheeler*                                         3,000             229
   Gardner Denver*                                        11,900             631
   GATX                                                    2,438             120
   General Cable*                                            200              14
   General Dynamics                                        2,300             212
   General Electric (C)                                  293,033           9,002
   Goodrich                                                4,900             318
   Harsco (C)                                             12,087             765

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Hertz Global Holdings*                                  6,161   $          81
   Honeywell International                                12,000             715
   Hubbell, Cl B                                           4,000             187
   IDEX                                                      700              27
   Illinois Tool Works                                     2,200             118
   Ingersoll-Rand, Cl A (C)                               19,200             846
   ITT                                                       400              26
   Jacobs Engineering Group* (C)                          10,023             950
   JB Hunt Transport Services                              1,200              42
   KBR (C)                                                17,348             602
   Kennametal                                              1,400              54
   Kirby*                                                    900              50
   L-3 Communications Holdings (C)                         7,800             838
   Landstar System                                           400              22
   Lennox International (C)                               15,600             502
   Lincoln Electric Holdings                                 600              49
   Lockheed Martin (C)                                    22,473           2,459
   Manitowoc                                               7,172             279
   Manpower (C)                                           21,705           1,368
   McDermott International*                                1,700             105
   NCI Building Systems*                                     500              16
   Norfolk Southern (C)                                   20,400           1,375
   Northrop Grumman (C)                                   19,700           1,487
   Northwest Airlines*                                     7,400              52
   Oshkosh Truck                                             100               4
   Owens Corning*                                          1,500              39
   Paccar                                                  1,675              89
   Pall                                                      800              33
   Parker Hannifin (C)                                    14,300           1,212
   Pentair                                                 1,400              52
   Precision Castparts                                     4,500             544
   Quanta Services*                                       17,342             556
   Raytheon (C)                                           39,998           2,554
   Republic Services, Cl A                                 5,900             194
   Robert Half International                              10,000             246
   Rockwell Automation                                       900              53
   Rockwell Collins                                        2,060             126
   Roper Industries                                        1,600             104
   RR Donnelley & Sons                                     1,300              43
   Ryder System (C)                                        7,100             521
   Shaw Group* (C)                                           744              45
   Southwest Airlines                                     61,181             799
   SPX                                                     1,700             226
   Steelcase, Cl A                                        33,951             428
   Stericycle* (C)                                        14,200             828
   Teleflex                                                  500              30
   Terex*                                                    500              36
   Textron                                                 4,500             281
   Timken                                                 20,005             733
   Toro                                                      900              35
   Trane                                                     300              14
   Tyco International (C)                                 15,900             719
   UAL                                                     1,600              14


      40 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Union Pacific                                           3,400   $         280
   United Parcel Service, Cl B (C)                        48,998           3,480
   United Technologies                                     6,100             433
   URS*                                                    3,200             153
   WESCO International* (C)                                9,700             430
   WW Grainger                                             3,600             329
                                                                   -------------
                                                                          62,897
                                                                   -------------
INFORMATION TECHNOLOGY -- 19.3%

   Accenture, Cl A (C)                                    18,600             759
   Activision* (C)                                        26,317             888
   ADC Telecommunications*                                 2,300              36
   Adobe Systems* (C)                                     31,300           1,379
   Advanced Micro Devices*                                 7,300              50
   Affiliated Computer Services, Cl A*                     3,600             195
   Agilent Technologies*                                   8,800             329
   Akamai Technologies*                                    3,008             117
   Alliance Data Systems*                                    600              36
   Altera                                                 15,400             356
   Amdocs* (C)                                            18,227             589
   Amkor Technology*                                      25,500             272
   Amphenol, Cl A                                          2,000              93
   Analog Devices (C)                                     30,900           1,085
   Apple* (C)                                             22,200           4,189
   Applied Materials                                       1,800              36
   Arrow Electronics* (C)                                 18,966             581
   AuthenTec*                                              5,000              68
   Autodesk*                                               1,200              49
   Automatic Data Processing (C)                          31,900           1,373
   Avnet* (C)                                             42,359           1,251
   Avocent*                                                2,100              41
   AVX                                                    15,586             208
   BMC Software* (C)                                      21,900             878
   Broadcom, Cl A* (C)                                    21,800             625
   Broadridge Financial Solutions (C)                     24,281             547
   Brocade Communications Systems*                        27,400             221
   CA                                                     16,060             426
   Cabot Microelectronics*                                 1,100              41
   Cadence Design Systems*                                25,600             297
   Celestica*                                             31,300             278
   Check Point Software Technologies* (C)                 21,500             534
   Ciena* (C)                                             19,900             608
   Cisco Systems* (C)                                     68,500           1,830
   Citrix Systems*                                         1,600              55
   CMGI*                                                   7,200             108
   Cognex                                                  3,800             106
   CommScope*                                              2,200             121
   Compuware* (C)                                         62,100             633
   Convergys* (C)                                         32,027             517
   Corning (C)                                            38,580           1,055
   Cree*                                                   4,291             109
   Cypress Semiconductor*                                  3,477              97
   Dell*                                                  12,300             284

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   DST Systems*                                            1,200   $          76
   Earthlink*                                             19,300             185
   eBay* (C)                                             121,500           3,646
   Electronic Arts*                                          800              40
   Electronic Data Systems (C)                            70,104           1,717
   EMC*                                                   14,800             258
   Factset Research Systems (C)                            7,100             459
   Fidelity National Information Services                  1,444              58
   Fiserv*                                                   800              42
   Global Payments (C)                                    10,300             486
   Google, Cl A* (C)                                       9,727           5,699
   Harris                                                    500              33
   Hewitt Associates, Cl A* (C)                           18,800             736
   Hewlett-Packard (C)                                   116,633           5,488
   Ingram Micro, Cl A*                                    15,400             279
   Integral Systems                                          900              36
   Integrated Device Technology*                          66,300             748
   Intel (C)                                              61,200           1,420
   International Business Machines (C)                    17,800           2,304
   Intersil, Cl A (C)                                     16,700             465
   Intuit*                                                93,900           2,720
   Iron Mountain*                                          4,300             129
   Jabil Circuit (C)                                      34,300             436
   Juniper Networks* (C)                                  40,600           1,117
   Kla-Tencor                                                500              23
   Linear Technology (C)                                  12,900             474
   Mastercard, Cl A                                       17,183           5,305
   McAfee*                                                 6,000             218
   MEMC Electronic Materials*                              1,100              76
   Metavante Technologies*                                 1,000              25
   Mettler Toledo International*                           1,700             176
   Micrel                                                 13,800             132
   Micron Technology*                                      2,900              23
   Microsoft (C)                                         282,008           7,987
   Molex (C)                                              20,124             560
   MoneyGram International                                 6,193               8
   Motorola (C)                                           45,705             426
   Multi-Fineline Electronix*                              2,200              44
   National Instruments                                      300              10
   National Semiconductor                                    900              19
   NAVTEQ*                                                 2,800             214
   NetApp* (C)                                            19,500             475
   Nvidia* (C)                                             6,400             158
   Oracle* (C)                                            74,900           1,711
   Photon Dynamics*                                        4,200              53
   QLogic* (C)                                            65,400           1,033
   Qualcomm (C)                                          131,100           6,365
   Red Hat*                                                  300               7
   Research In Motion*                                    31,000           4,305
   Salesforce.com*                                           400              29
   SanDisk*                                                  400              11
   Seagate Technology (C)                                190,100           4,072
   Silicon Laboratories* (C)                              15,800             582
   Sun Microsystems* (C)                                 236,116           3,058


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 41

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   SYKES Enterprises*                                      2,400   $          50
   Symantec* (C)                                          77,700           1,688
   Synopsys* (C)                                          51,714           1,363
   Tech Data* (C)                                         26,194             959
   Teradata*                                              73,000           1,972
   Teradyne*                                              14,271             196
   Texas Instruments (C)                                 112,067           3,641
   Trimble Navigation*                                     1,900              76
   Tyco Electronics                                        3,424             137
   Unisys*                                               112,934             571
   Varian Semiconductor Equipment
      Associates*                                            800              30
   VeriSign*                                              27,800           1,113
   Visa, Cl A*                                            33,000           2,851
   Vishay Intertechnology*                                58,481             590
   VMware, Cl A*                                             200              14
   Volterra Semiconductor*                                 7,200             114
   Western Digital*                                        7,800             293
   Western Union                                          25,048             592
   Xerox (C)                                              39,000             530
   Yahoo!*                                                10,905             292
   Zebra Technologies, Cl A*                               5,700             214
                                                                   -------------
                                                                         106,792
                                                                   -------------
MATERIALS -- 3.8%

   Air Products & Chemicals                                2,300             234
   AK Steel Holding                                        2,600             185
   Alcoa (C)                                              33,600           1,363
   Allegheny Technologies                                    100               8
   Ashland (C)                                            31,657           1,698
   Ball                                                    4,300             233
   Cabot                                                  27,030             866
   Carpenter Technology (C)                                8,000             442
   Celanese, Cl A (C)                                     10,200             497
   Chemtura                                               13,504             118
   Cleveland-Cliffs                                        1,000             107
   Crown Holdings*                                           400              12
   Cytec Industries (C)                                    8,300             524
   Dow Chemical (C)                                       28,900           1,168
   Eastman Chemical                                        4,200             322
   Ecolab                                                  5,675             254
   FMC (C)                                                 3,200             237
   Freeport-McMoRan Copper &
      Gold, Cl B                                           1,772             205
   Greif, Cl A (C)                                        14,700             986
   Huntsman                                                6,744             148
   International Flavors & Fragrances                      2,300              97
   International Paper (C)                                18,600             506
   Lubrizol                                                6,700             376
   Martin Marietta Materials                                 100              12
   Monsanto (C)                                            9,729           1,239
   Mosaic* (C)                                             8,300           1,040

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Nalco Holding (C)                                      67,981   $       1,653
   Newmont Mining                                         11,963             568
   Nucor (C)                                              10,600             792
   Olin                                                    4,600             104
   OM Group*                                               1,900              83
   Owens-Illinois*                                         6,300             360
   Packaging of America                                    1,200              31
   Pactiv*                                                 2,300              57
   PPG Industries                                          3,800             240
   Praxair                                                27,400           2,604
   Reliance Steel & Aluminum                               3,100             211
   RPM International                                       8,040             197
   Schnitzer Steel Industries, Cl A                        3,700             371
   Sigma-Aldrich                                           2,600             153
   Smurfit-Stone Container*                                3,694              25
   Southern Copper                                         1,700             187
   Spartech                                                1,000              11
   Steel Dynamics                                            200               7
   Terra Industries                                        5,500             240
   United States Steel                                       300              52
                                                                   -------------
                                                                          20,823
                                                                   -------------
TELECOMMUNICATION SERVICES -- 3.3%
   American Tower, Cl A*                                   3,039             139
   AT&T (C)                                              216,619           8,643
   CenturyTel (C)                                         13,100             464
   Citizens Communications                                 2,200              26
   Crown Castle International*                            61,600           2,618
   Embarq                                                    425              20
   Leap Wireless International* (C)                        9,552             549
   MetroPCS Communications*                                  537              11
   NeuStar, Cl A*                                          1,600              37
   Qwest Communications International                     37,206             180
   Sprint Nextel (C)                                      56,400             528
   Telephone & Data Systems                                6,970             332
   US Cellular* (C)                                       11,292             707
   Verizon Communications (C)                             78,962           3,038
   Windstream (C)                                         50,350             672
                                                                   -------------
                                                                          17,964
                                                                   -------------
UTILITIES -- 2.8%

   AES* (C)                                               20,200             393
   AGL Resources                                           4,900             175
   Allegheny Energy                                          300              16
   Alliant Energy                                         16,321             613
   Ameren                                                  3,700             168
   American Electric Power                                 6,800             288
   Atmos Energy                                            7,200             197
   Centerpoint Energy                                     24,798             420
   CMS Energy                                             12,200             190


      42 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Consolidated Edison                                     8,800   $         363
   Constellation Energy Group                              2,600             224
   Dominion Resources                                      9,100             421
   DPL                                                     2,000              57
   DTE Energy                                              7,900             349
   Duke Energy (C)                                        25,000             462
   Dynegy, Cl A* (C)                                      65,103             613
   Edison International (C)                               27,900           1,485
   Energen                                                 2,000             150
   Energy East                                             9,500             240
   Entergy                                                 5,200             628
   Equitable Resources                                     3,000             211
   Exelon                                                  1,200             106
   FirstEnergy (C)                                         8,500             669
   FPL Group                                               6,700             452
   Hawaiian Electric Industries                              800              21
   National Fuel Gas                                         600              36
   NiSource                                               20,300             367
   NRG Energy*                                             7,000             291
   NSTAR                                                     800              27
   Oneok                                                   4,400             220
   Pepco Holdings (C)                                     14,500             392
   PG&E (C)                                               11,077             439
   Pinnacle West Capital                                     700              24
   PPL                                                    11,200             575
   Progress Energy                                         4,800             205
   Public Service Enterprise Group (C)                    21,600             957
   Puget Energy                                            1,500              42
   Questar                                                 1,900             122
   Reliant Energy* (C)                                    71,855           1,838
   Sempra Energy                                             500              29
   Sierra Pacific Resources (C)                           27,500             373
   Southern                                                2,300              83
   Southern Union                                          3,056              81
   UGI                                                    10,700             289
   Vectren                                                   900              27
   Wisconsin Energy                                          500              24
   Xcel Energy                                             1,300              28
                                                                   -------------
                                                                          15,380
                                                                   -------------
Total Common Stock
   (Cost $497,523) ($ Thousands)                                         523,974
                                                                   -------------
AFFILIATED PARTNERSHIP -- 14.7%
   SEI LIBOR Plus Portfolio, L.P.
      3.800%**+                                        8,769,983          81,385
                                                                   -------------
Total Affiliated Partnership
   (Cost $86,799) ($ Thousands)                                           81,385
                                                                   -------------

                                                    Face Amount
                                                   ($ Thousands)   Market Value
Description                                           /Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
U.S. TREASURY OBLIGATIONS (A) (B) -- 1.7%
   U.S. Treasury Bills
      1.029%, 06/05/08                             $         300   $         300
      1.823%, 08/21/08                                     8,790           8,754
                                                                   -------------
Total U.S. Treasury Obligations
   (Cost $9,054) ($ Thousands)                                             9,054
                                                                   -------------
CASH EQUIVALENT -- 3.4%
   SEI Daily Income Trust,
      Prime Obligation Fund, Cl A,
      2.460%**+ (C)                                   18,955,773          18,956
                                                                   -------------
Total Cash Equivalent
   (Cost $18,956) ($ Thousands)                                           18,956
                                                                   -------------
Total Investments -- 114.7%
   (Cost $612,332) ($ Thousands)                                    $    633,369
                                                                   -------------
COMMON STOCK SOLD SHORT -- (14.8)%

CONSUMER DISCRETIONARY -- (3.2)%

   Amazon.com*                                            (8,000)           (653)
   Apollo Group, Cl A*                                    (8,254)           (393)
   Autozone*                                                (463)            (59)
   Bed Bath & Beyond*                                    (12,400)           (395)
   Career Education*                                      (7,311)           (134)
   Carnival                                               (1,320)            (53)
   Centex                                                (21,800)           (410)
   Central European Media Enterprises,
      Cl A*                                              (14,949)         (1,590)
   Chico's FAS*                                           (7,433)            (57)
   Circuit City Stores                                   (85,068)           (417)
   Clear Channel Outdoor Holdings,
   Cl A*                                                  (3,800)            (78)
   Coldwater Creek*                                      (16,500)           (108)
   CTC Media*                                             (9,600)           (266)
   Dick's Sporting Goods*                                (35,500)           (821)
   Discovery Holding, Cl A*                              (31,671)           (829)
   DISH Network, Cl A*                                    (9,900)           (348)
   DR Horton                                             (18,207)           (231)
   DreamWorks Animation SKG,
      Cl A*                                              (27,198)           (859)
   E.W. Scripps, Cl A                                     (6,007)           (283)
   Eastman Kodak                                          (4,100)            (63)
   Fortune Brands                                           (300)            (21)
   Gentex                                                (14,211)           (250)
   Harley-Davidson                                          (595)            (25)
   Harte-Hanks                                              (982)            (13)
   International Game Technology                            (700)            (25)
   ITT Educational Services*                              (2,211)           (161)
   J.C. Penney                                            (4,129)           (166)
   Jarden*                                                (7,114)           (133)
   KB Home                                               (23,786)           (488)


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 43

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Kohl's*                                                (4,767)  $        (214)
   Lamar Advertising, Cl A*                                 (326)            (14)
   Las Vegas Sands*                                      (12,900)           (896)
   Leggett & Platt                                          (205)             (4)
   Marriott International, Cl A                           (1,000)            (33)
   MDC Holdings                                           (8,787)           (357)
   MGM Mirage*                                           (13,100)           (645)
   News, Cl A                                             (9,200)           (165)
   O'Reilly Automotive*                                  (15,000)           (392)
   Orient-Express Hotels, Cl A                            (6,300)           (296)
   Phillips-Van Heusen                                   (10,000)           (454)
   Pulte Homes                                           (60,200)           (737)
   Quiksilver*                                           (33,900)           (290)
   Ryland Group                                           (5,312)           (148)
   Saks*                                                 (21,900)           (302)
   Sally Beauty Holdings*                                (25,400)           (192)
   Scientific Games, Cl A*                               (54,749)         (1,770)
   Toll Brothers*                                         (9,773)           (206)
   Weight Watchers International                          (8,865)           (371)
   Wynn Resorts                                           (7,500)           (750)
                                                                   -------------
                                                                         (17,565)
                                                                   -------------
CONSUMER STAPLES -- (0.3)%

   Del Monte Foods                                        (1,694)            (15)
   Estee Lauder, Cl A                                     (2,000)            (95)
   Hansen Natural*                                        (4,721)           (147)
   Hershey                                               (11,264)           (442)
   Kellogg                                                (1,125)            (58)
   Loews - Carolina                                       (4,634)           (336)
   Smithfield Foods*                                      (8,649)           (271)
   Supervalu                                              (1,437)            (50)
                                                                   -------------
                                                                          (1,414)
                                                                   -------------
ENERGY -- (1.9)%

   Baker Hughes                                           (1,000)            (89)
   BJ Services                                           (11,800)           (356)
   Cabot Oil & Gas                                       (15,800)           (952)
   Cameco                                                (19,300)           (790)
   Continental Resources*                                (16,202)         (1,040)
   Delta Petroleum*                                      (25,400)           (561)
   Diamond Offshore Drilling                              (4,108)           (560)
   Enbridge                                              (13,200)           (589)
   Forest Oil*                                            (1,000)            (67)
   Foundation Coal Holdings                                 (900)            (60)
   Frontier Oil                                           (2,000)            (60)
   Global Industries*                                     (1,900)            (33)
   Newfield Exploration*                                    (900)            (57)
   Overseas Shipholding Group                                (84)             (7)
   Peabody Energy                                        (17,300)         (1,278)
   Plains Exploration & Production*                       (6,200)           (443)
   Range Resources                                       (13,200)           (868)

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Rowan                                                  (1,300)  $         (57)
   Teekay                                                (19,005)           (956)
   TransCanada                                           (13,700)           (540)
   Transocean                                             (1,400)           (210)
   Unit*                                                  (8,759)           (673)
                                                                   -------------
                                                                         (10,246)
                                                                   -------------
FINANCIALS -- (2.5)%

   AMB Property++                                         (1,200)            (71)
   Arthur J Gallagher                                     (2,200)            (56)
   Assured Guaranty                                      (15,800)           (365)
   AvalonBay Communities++                                (4,000)           (405)
   Bancorpsouth                                             (900)            (21)
   Brandywine Realty Trust++                             (19,398)           (364)
   Camden Property Trust++                                (1,900)            (94)
   CapitalSource++                                       (32,242)           (495)
   Capitol Federal Financial                             (14,900)           (611)
   CBL & Associates Properties++                         (15,029)           (395)
   Commerce Bancshares                                    (1,400)            (61)
   Conseco*                                              (13,018)           (152)
   East West Bancorp                                      (2,304)            (31)
   Fannie Mae                                            (21,785)           (589)
   Federal Realty Investment Trust++                      (1,700)           (137)
   Fidelity National Financial, Cl A                     (33,747)           (578)
   First American                                         (8,200)           (275)
   Freddie Mac                                           (22,200)           (564)
   General Growth Properties++                            (3,986)           (166)
   Guaranty Financial Group*                              (6,483)            (41)
   Jefferies Group                                       (61,761)         (1,112)
   Leucadia National                                     (21,956)         (1,192)
   Markel*                                                  (200)            (81)
   Mercury General                                        (1,300)            (66)
   Merrill Lynch                                         (27,382)         (1,203)
   MGIC Investment                                        (4,615)            (55)
   Morgan Stanley                                         (1,521)            (67)
   Plum Creek Timber++                                    (3,700)           (173)
   PMI Group                                             (55,970)           (334)
   Progressive                                            (7,100)           (142)
   SL Green Realty++                                      (2,600)           (259)
   SLM*                                                  (33,103)           (750)
   Sovereign Bancorp                                     (59,394)           (543)
   T. Rowe Price Group                                      (300)            (17)
   UDR++                                                 (18,359)           (454)
   Unitrin                                                (2,600)            (90)
   Valley National Bancorp                               (19,183)           (338)
   Ventas++                                              (11,738)           (560)
   Washington Mutual                                     (89,635)           (808)
   XL Capital, Cl A                                       (8,449)           (295)
                                                                   -------------
                                                                         (14,010)
                                                                   -------------


      44 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
HEALTH CARE -- (1.8)%

   Advanced Medical Optics*                               (3,800)  $         (92)
   Amylin Pharmaceuticals*                                  (192)             (6)
   Barr Pharmaceuticals*                                  (1,950)            (85)
   Brookdale Senior Living                               (23,738)           (626)
   Celgene*                                               (1,200)            (73)
   Cephalon*                                              (8,936)           (605)
   Community Health Systems*                              (2,800)           (101)
   Cooper                                                (12,269)           (496)
   DaVita*                                                  (500)            (26)
   Henry Schein*                                          (5,600)           (312)
   ImClone Systems*                                      (17,355)           (757)
   Intuitive Surgical*                                      (238)            (70)
   Invitrogen*                                            (2,800)           (129)
   King Pharmaceuticals*                                 (13,010)           (133)
   LifePoint Hospitals*                                  (29,399)           (939)
   Lincare Holdings*                                      (8,065)           (210)
   Millipore*                                             (2,800)           (203)
   Mylan Laboratories                                   (102,735)         (1,373)
   Omnicare                                              (15,666)           (384)
   Resmed*                                               (12,800)           (505)
   Schering-Plough                                       (10,900)           (222)
   Tenet Healthcare*                                    (134,500)           (794)
   Varian Medical Systems*                                (4,800)           (228)
   VCA Antech*                                           (18,011)           (565)
   Vertex Pharmaceuticals*                                (6,400)           (183)
   Waters*                                                  (914)            (56)
   WellCare Health Plans*                                 (9,800)           (541)
                                                                   -------------
                                                                          (9,714)
                                                                   -------------
INDUSTRIALS -- (1.4)%

   Aircastle                                             (15,564)           (200)
   Alliant Techsystems*                                   (3,001)           (326)
   AMR*                                                  (64,732)           (465)
   Continental Airlines, Cl A*                           (35,423)           (511)
   Copa Holdings, Cl A                                    (9,840)           (329)
   Corporate Executive Board                              (6,005)           (271)
   Covanta Holding*                                         (343)            (10)
   Delta Air Lines*                                      (63,000)           (387)
   Dun & Bradstreet                                         (871)            (80)
   Expeditors International Washington                    (4,800)           (226)
   General Cable*                                         (7,000)           (496)
   Kennametal                                            (12,700)           (491)
   MSC Industrial Direct, Cl A                            (8,005)           (436)
   Pall                                                   (5,200)           (212)
   Pitney Bowes                                          (18,352)           (666)
   Quanta Services*                                      (21,300)           (683)
   Ritchie Bros Auctioneers                               (8,600)           (237)
   Shaw Group*                                            (5,300)           (323)
   Stericycle*                                            (2,953)           (172)
   Sunpower, Cl A*                                        (4,800)           (393)
   Teleflex                                                 (320)            (19)
   UAL                                                   (10,527)            (90)

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   URS*                                                  (10,000)  $        (478)
   US Airways Group*                                     (19,805)            (78)
   UTi Worldwide                                         (13,200)           (314)
                                                                   -------------
                                                                          (7,893)
                                                                   -------------
INFORMATION TECHNOLOGY -- (2.4)%

   Amphenol, Cl A                                        (12,200)           (569)
   Applied Materials                                      (7,900)           (156)
   Autodesk*                                             (12,900)           (531)
   AVX                                                    (2,200)            (29)
   Ciena*                                                 (7,400)           (226)
   CommScope*                                            (11,800)           (648)
   Cypress Semiconductor*                                (46,900)         (1,308)
   Diebold                                                (2,463)            (97)
   Dolby Laboratories, Cl A*                              (3,746)           (180)
   DST Systems*                                          (10,100)           (640)
   EchoStar, Cl A*                                        (4,500)           (168)
   Electronic Arts*                                       (7,500)           (377)
   Equinix*                                               (6,500)           (621)
   F5 Networks*                                           (5,915)           (178)
   Fair Isaac                                            (16,655)           (421)
   Fidelity National Information Services                 (9,500)           (383)
   Fiserv*                                                (7,755)           (406)
   Harris                                                    (22)             (1)
   Kla-Tencor                                             (9,100)           (420)
   Lam Research*                                         (28,252)         (1,150)
   Linear Technology                                     (21,630)           (795)
   Micron Technology*                                    (56,200)           (454)
   Motorola                                               (8,300)            (77)
   Novell*                                               (11,200)            (79)
   Novellus Systems*                                     (22,000)           (526)
   Paychex                                                  (778)            (27)
   Rambus*                                               (46,000)           (950)
   Red Hat*                                              (22,000)           (536)
   Salesforce.com*                                        (8,900)           (643)
   Tellabs*                                               (9,300)            (51)
   Varian Semiconductor Equipment
      Associates*                                         (2,297)            (87)
   VeriFone Holdings*                                     (5,619)            (82)
   VeriSign*                                              (1,800)            (72)
   Western Digital*                                       (2,185)            (82)
   Zebra Technologies, Cl A*                             (10,915)           (410)
                                                                   -------------
                                                                         (13,380)
                                                                   -------------
MATERIALS -- (0.7)%

   Allegheny Technologies                                 (2,700)           (203)
   Cleveland-Cliffs                                       (1,566)           (167)
   Eagle Materials                                       (12,428)           (446)
   Ivanhoe Mines*                                        (62,600)           (577)
   Louisiana-Pacific                                     (65,385)           (794)
   Packaging of America                                  (12,337)           (322)
   Sealed Air                                             (1,000)            (24)
   Silver Standard Resources*                            (15,600)           (470)


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 45

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund (Concluded)
May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Southern Copper                                        (1,642)  $        (181)
   Temple-Inland                                         (14,100)           (205)
   Titanium Metals                                        (6,700)           (117)
   Weyerhaeuser                                           (7,415)           (462)
                                                                   -------------
                                                                          (3,968)
                                                                   -------------
TELECOMMUNICATION SERVICES -- (0.4)%

   Citizens Communications                               (20,280)           (236)
   Embarq                                                    (66)             (3)
   MetroPCS Communications*                              (15,800)           (336)
   NeuStar, Cl A*                                         (9,100)           (213)
   NII Holdings*                                         (21,200)         (1,064)
   Sprint Nextel                                          (3,642)            (34)
   Windstream                                            (10,315)           (138)
                                                                   -------------
                                                                          (2,024)
                                                                   -------------
UTILITIES -- (0.2)%

   AGL Resources                                            (451)            (16)
   Allegheny Energy                                         (700)            (38)
   Equitable Resources                                    (6,700)           (470)
   Mirant*                                               (10,500)           (427)
   PPL                                                      (596)            (31)
   SCANA                                                  (3,022)           (121)
   Wisconsin Energy                                       (5,600)           (269)
                                                                   -------------
                                                                          (1,372)
                                                                   -------------
Total Common Stock Sold Short
   (Proceeds $81,641) ($ Thousands)                                $     (81,586)
                                                                   =============

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows:

                            NUMBER OF                   UNREALIZED
        TYPE OF             CONTRACTS    EXPIRATION    APPRECIATION
       CONTRACT           LONG (SHORT)      DATE      ($ THOUSANDS)
-----------------------   ------------   ----------   -------------
S&P 500 Composite Index        312        Jun-2008        $7,869
S&P 500 Index E-Mini             9        Jun-2008            49
                                                          ------
                                                          $7,918
                                                          ======

Percentages are based on a Net Assets of $552,361 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of May 31, 2008.

+    Investment in Affiliated Security (see Note 3).

++   Real Estate Investment Trust

(A) Zero coupon security. The rate reported is the effective yield at time of purchase.

(B) Security, or portion thereof, has been pledged as collateral on open future contracts.

(C) All or a portion of this security is held as collateral for securities sold short. The total value of collateral for securities sold short at May 31, 2008 was $255,903 ($ Thousands).

Cl -- Class

L.P. -- Limited Partnership

Ser -- Series

The accompanying notes are an integral part of the financial statements.


      46 SEI Institutional Investments Trust / Annual Report / May 31, 2008

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund
May 31, 2008

                                  (BAR CHART)

Sector Weightings (unaudited)++

20.5%   Affiliated Partnerships
11.4%   Financials
11.3%   Information Technology
 9.8%   Industrials
 9.7%   Energy
 8.5%   Health Care
 7.7%   Consumer Staples
 6.4%   Short-Term Investments
 5.3%   Consumer Discretionary
 3.0%   Materials
 2.9%   Telecommunication Services
 2.3%   Utilities
 1.2%   U.S. Treasury Obligations

++ Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   COMMON STOCK -- 76.0%

   CONSUMER DISCRETIONARY -- 5.6%

   Abercrombie & Fitch, Cl A                              15,200   $       1,104
   Amazon.com* (A)                                       230,778          18,836
   Apollo Group, Cl A* (A)                               186,500           8,913
   Asbury Automotive Group                                36,400             600
   AutoNation* (A)                                        42,300             668
   Autozone*                                                 900             114
   Best Buy (A)                                          355,377          16,592
   Big Lots* (A)                                         156,360           4,856
   Black & Decker                                          7,900             511
   CBS, Cl B (A)                                         358,740           7,742
   Centex                                                 22,500             424
   Christopher & Banks (A)                               101,600           1,143
   Clear Channel Communications                           47,025           1,647
   Coach*                                                474,300          17,217
   Comcast, Cl A (A)                                   1,674,032          37,665
   Cooper Tire & Rubber (A)                               63,600             698
   Darden Restaurants                                     68,700           2,353
   Deckers Outdoor* (A)                                   39,700           5,428
   DIRECTV Group*                                        892,100          25,068
   DR Horton                                              36,800             468
   E.W. Scripps, Cl A                                     25,400           1,196
   Eastman Kodak                                          54,800             840
   Expedia*                                               51,500           1,249
   Family Dollar Stores                                   31,700             678
   Ford Motor* (A)                                     2,971,297          20,205
   Fortune Brands                                          7,500             521
   GameStop, Cl A*                                        78,900           3,913
   Gannett (A)                                           147,200           4,241
   Gap                                                    74,200           1,354
   General Motors                                        199,000           3,403
   Goodyear Tire & Rubber*                                16,600             422
   Gymboree*                                             143,100           6,603
   H&R Block                                              50,800           1,186
   Hanesbrands*                                           16,800             554
   Harman International Industries                         7,200             322
   Home Depot                                            350,295           9,584
   IAC* (A)                                              241,500           5,446
   International Game Technology                          65,600           2,339

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   J.C. Penney                                            70,600   $       2,841
   Jack in the Box* (A)                                  140,000           3,440
   Johnson Controls                                      430,936          14,678
   Jones Apparel Group (A)                               302,200           5,083
   KB Home                                                20,600             423
   Kohl's*                                                16,600             744
   Limited Brands                                         79,100           1,533
   Macy's                                                 89,300           2,114
   Marriott International, Cl A                          206,408           6,793
   Mattel                                                 51,400           1,035
   McDonald's                                            530,568          31,474
   News, Cl A                                          1,301,494          23,362
   Nike, Cl B                                             45,500           3,111
   Nordstrom                                              89,726           3,139
   Omnicom Group                                          10,500             515
   Polo Ralph Lauren, Cl A                                 4,200             293
   Pulte Homes                                            72,900             892
   RadioShack                                            117,400           1,720
   Rent-A-Center, Cl A* (A)                              185,700           3,896
   Sherwin-Williams                                       63,400           3,560
   Snap-On                                               213,478          13,218
   Starbucks*                                             90,400           1,644
   Target                                                157,862           8,423
   Tiffany                                                92,300           4,525
   Time Warner                                         3,258,929          51,751
   TJX                                                    88,800           2,847
   TRW Automotive Holdings*                              128,369           3,203
   Urban Outfitters*                                      71,600           2,305
   VF                                                    112,800           8,539
   Viacom, Cl B*                                         360,300          12,906
   Walt Disney (A)                                       980,250          32,936
   Warnaco Group* (A)                                     32,100           1,547
   Washington Post, Cl B                                   2,500           1,571
   Wendy's International                                  31,400             931
   Whirlpool (A)                                          60,600           4,464
   Yum! Brands                                           298,600          11,854
                                                                   -------------
                                                                         489,413
                                                                   -------------
CONSUMER STAPLES -- 8.1%

   Altria Group                                        1,210,534          26,946
   Anheuser-Busch                                        124,493           7,153
   Archer-Daniels-Midland                                904,097          35,892
   Avon Products                                          31,000           1,211
   Brown-Forman, Cl B                                    128,673           9,674
   Campbell Soup                                           5,900             198
   Clorox                                                 15,600             891
   Coca-Cola                                             860,387          49,266
   Coca-Cola Enterprises                                 481,927           9,706
   Colgate-Palmolive                                     247,300          18,389
   ConAgra Foods                                          20,600             486
   Constellation Brands, Cl A*                           214,700           4,577
   Costco Wholesale (A)                                  332,782          23,734
   CVS                                                   291,908          12,491


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 47

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Del Monte Foods                                        80,500   $         701
   General Mills                                         105,800           6,687
   HJ Heinz                                                9,200             459
   Kellogg                                                43,800           2,269
   Kimberly-Clark                                        366,694          23,395
   Kraft Foods, Cl A                                     243,583           7,912
   Kroger                                              1,392,769          38,496
   McCormick (A)                                          36,500           1,372
   Molson Coors Brewing, Cl B                            176,698          10,248
   Pepsi Bottling Group                                  233,800           7,580
   PepsiAmericas                                          15,500             378
   PepsiCo                                               725,627          49,561
   Philip Morris International* (A)                    1,108,232          58,360
   Procter & Gamble                                    1,957,257         129,277
   Reynolds American                                     388,000          21,309
   Rite Aid* (A)                                          44,336             100
   Safeway (A)                                           433,800          13,825
   Sara Lee                                              224,900           3,099
   Supervalu                                             116,500           4,086
   Sysco                                                 313,469           9,674
   Tyson Foods, Cl A (A)                               1,461,193          27,528
   UST                                                    46,700           2,579
   Walgreen                                              215,892           7,776
   Wal-Mart Stores                                     1,344,872          77,652
   Whole Foods Market                                     97,400           2,825
   WM Wrigley Jr.                                         25,124           1,938
                                                                   -------------
                                                                         709,700
                                                                   -------------
ENERGY -- 10.3%

   Anadarko Petroleum                                     59,700           4,476
   Apache                                                107,500          14,411
   Baker Hughes                                           69,400           6,150
   BJ Services                                            38,300           1,157
   Cameron International*                                 51,100           2,720
   Chesapeake Energy                                     113,600           6,222
   Chevron                                             1,467,354         145,487
   ConocoPhillips                                        676,991          63,028
   Consol Energy                                          27,200           2,654
   Devon Energy                                          329,590          38,213
   El Paso                                               172,100           3,365
   ENSCO International (A)                                88,100           6,328
   EOG Resources                                           7,600             978
   Exxon Mobil                                         3,085,650         273,881
   FMC Technologies*                                     139,400          10,016
   Halliburton (A)                                       864,769          42,010
   Hess                                                   20,500           2,518
   Marathon Oil                                          486,154          24,983
   Murphy Oil                                            111,965          10,374
   Nabors Industries*                                     18,100             761
   National Oilwell Varco*                                90,700           7,557
   Noble                                                 173,900          10,980
   Noble Energy                                          197,938          19,289
   Occidental Petroleum                                  364,237          33,484

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Patterson-UTI Energy                                   61,500   $       1,936
   Peabody Energy                                         19,000           1,404
   Pioneer Natural Resources                              76,854           5,517
   Range Resources                                        18,400           1,210
   Rowan                                                  49,600           2,190
   Schlumberger                                          659,946          66,741
   Smith International                                    84,000           6,629
   Southwestern Energy*                                   39,800           1,765
   Sunoco (A)                                            173,600           7,720
   Tesoro                                                 58,500           1,454
   Tidewater (A)                                          41,400           2,829
   Transocean                                             42,143           6,329
   Unit*                                                  37,900           2,907
   Valero Energy                                         255,500          12,990
   Weatherford International*                            125,800           5,740
   Williams                                            1,027,750          39,096
   XTO Energy                                             55,825           3,552
                                                                   -------------
                                                                         901,051
                                                                   -------------
FINANCIALS -- 12.1%

   ACE                                                   536,314          32,216
   Aflac                                                 196,000          13,157
   Allstate                                              272,347          13,873
   American Express                                      304,381          14,107
   American Financial Group                              152,500           4,548
   American International Group (A)                    1,008,701          36,313
   American National Insurance                               489              54
   Ameriprise Financial                                   86,036           4,066
   Annaly Capital Management++                           125,700           2,239
   AON                                                    93,700           4,422
   Arch Capital Group*                                    40,200           2,828
   Ashford Hospitality Trust++                             3,300              20
   Aspen Insurance Holdings                               24,400             624
   Assurant                                               16,800           1,143
   AvalonBay Communities++ (A)                            49,440           5,003
   Bank of America                                     2,697,884          91,755
   Bank of New York Mellon                               978,506          43,573
   BB&T (A)                                              168,900           5,315
   Bear Stearns                                           49,000             457
   BlackRock, Cl A (A)                                    50,495          11,361
   Boston Properties++ (A)                               305,022          29,814
   Brandywine Realty Trust++ (A)                         184,900           3,471
   Capital One Financial (A)                              33,200           1,598
   CB Richard Ellis Group, Cl A*                           6,600             148
   CBL & Associates Properties++ (A)                     155,200           4,083
   Central Pacific Financial (A)                          37,400             558
   Charles Schwab                                      1,291,058          28,636
   Chubb                                                 202,302          10,876
   Cincinnati Financial                                   37,900           1,327
   CIT Group (A)                                          47,400             474
   Citigroup                                           3,150,462          68,964
   CME Group, Cl A                                         9,490           4,084
   Discover Financial Services (A)                        18,300             314
   Endurance Specialty Holdings (A)                       71,300           2,400


      48 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Equity Residential++                                   12,200   $         516
   Fannie Mae                                            203,600           5,501
   Federated Investors, Cl B                              35,700           1,314
   Fifth Third Bancorp (A)                               148,400           2,775
   First Citizens BancShares, Cl A                            36               6
   First Industrial Realty Trust++ (A)                    32,700           1,024
   Franklin Resources                                    122,109          12,360
   Freddie Mac                                            23,617             600
   Goldman Sachs Group                                   172,003          30,343
   Hartford Financial Services Group                     190,664          13,550
   HCP++                                                  57,500           1,970
   Hospitality Properties Trust++                         17,200             533
   Host Hotels & Resorts++ (A)                           182,200           3,132
   Hudson City Bancorp                                 1,002,500          17,845
   Huntington Bancshares (A)                             590,800           5,264
   Interactive Brokers Group, Cl A*                       41,000           1,335
   IntercontinentalExchange*                               6,600             912
   iStar Financial++ (A)                                  49,700             950
   JPMorgan Chase                                      2,525,550         108,599
   Legg Mason                                            112,100           6,032
   Lehman Brothers Holdings                               61,200           2,253
   Leucadia National                                     221,300          12,017
   Lexington Realty Trust++ (A)                           35,800             558
   Lincoln National                                        7,592             419
   Loews (A)                                             789,693          39,146
   M&T Bank                                               16,900           1,465
   Marsh & McLennan                                      155,609           4,237
   Marshall & Ilsley                                      18,800             437
   MBIA                                                   43,400             302
   MCG Capital (A)                                        33,000             189
   Merrill Lynch                                         156,275           6,864
   MetLife (A)                                           629,176          37,770
   Montpelier Re Holdings (A)                             99,400           1,667
   Morgan Stanley                                        566,816          25,070
   MSCI, Cl A*                                             7,700             274
   Northern Trust                                        152,094          11,559
   NYSE Euronext (A)                                     194,493          12,432
   Parkway Properties++                                   20,300             772
   PartnerRe                                              37,600           2,771
   Platinum Underwriters Holdings                        105,200           3,731
   Plum Creek Timber++                                    23,000           1,073
   PNC Financial Services Group                           13,700             880
   Principal Financial Group                               9,000             485
   Progressive                                           105,800           2,122
   Prologis++                                              7,900             489
   Provident Bankshares (A)                               43,300             414
   Prudential Financial                                  332,269          24,820
   Public Storage++                                       87,871           7,744
   Rayonier++                                            167,738           7,961
   Regions Financial (A)                                 719,500          12,821
   Simon Property Group++                                  6,381             634
   SLM*                                                  132,900           3,013
   South Financial Group (A)                               9,300              51
   State Street                                          395,588          28,490

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Sunstone Hotel Investors++ (A)                         92,800   $       1,786
   SunTrust Banks                                         47,200           2,464
   T. Rowe Price Group                                   103,028           5,967
   Torchmark                                               8,000             507
   Travelers                                             767,406          38,225
   Unum Group                                             98,200           2,365
   US Bancorp                                            351,266          11,659
   Vornado Realty Trust++                                  3,700             362
   Wachovia (A)                                        1,042,879          24,821
   Washington Mutual                                     132,141           1,192
   Wells Fargo (A)                                     1,641,972          45,269
   XL Capital, Cl A (A)                                   78,700           2,747
   Zions Bancorporation (A)                              178,900           7,709
                                                                   -------------
                                                                       1,058,385
                                                                   -------------
HEALTH CARE -- 9.0%

   Abbott Laboratories                                   428,616          24,153
   Aetna                                                  97,388           4,593
   Allergan                                               33,200           1,913
   AmerisourceBergen                                     699,222          28,899
   Amgen*                                                322,239          14,188
   Analogic                                               16,400           1,099
   Applera - Applied Biosystems Group                    364,503          12,670
   Barr Pharmaceuticals*                                   9,400             412
   Baxter International                                1,042,792          63,715
   Becton Dickinson                                      188,000          15,877
   Biogen Idec*                                           65,400           4,104
   Bristol-Myers Squibb                                1,480,470          33,740
   C.R. Bard                                              15,000           1,368
   Cardinal Health                                       490,206          27,716
   Celgene*                                              147,000           8,946
   Cephalon*                                              19,000           1,286
   Cigna                                                 655,133          26,598
   Coventry Health Care*                                  44,800           2,062
   Covidien                                               11,042             553
   Cubist Pharmaceuticals*                               103,000           1,963
   Dionex* (A)                                            25,100           1,830
   Eli Lilly                                             458,172          22,056
   Express Scripts* (A)                                  277,500          20,011
   Genentech*                                            270,617          19,180
   Genzyme*                                               43,400           2,971
   Gilead Sciences*                                      312,400          17,282
   Hospira*                                               80,400           3,372
   Humana*                                               450,540          23,000
   IMS Health                                             21,300             516
   Johnson & Johnson (A)                               1,098,065          73,284
   King Pharmaceuticals*                                 414,000           4,248
   Laboratory Corp of America
   Holdings*                                              47,600           3,512
   McKesson (A)                                          556,628          32,091
   Medco Health Solutions* (A)                           756,501          36,653
   Medtronic                                             475,549          24,096
   Merck                                               1,329,494          51,797


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 49

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Millipore*                                              6,200   $         450
   OSI Pharmaceuticals* (A)                              102,600           3,622
   Patterson*                                             26,800             911
   PerkinElmer                                            96,800           2,738
   Pfizer                                              3,045,833          58,967
   Quest Diagnostics                                     122,700           6,185
   Schering-Plough                                       404,200           8,246
   St. Jude Medical*                                      24,100             982
   Stryker                                               565,454          36,500
   Thermo Fisher Scientific*                             224,800          13,268
   UnitedHealth Group                                    504,422          17,256
   Varian Medical Systems*                                39,100           1,859
   Warner Chilcott, Cl A*                                 13,600             236
   Waters*                                                37,600           2,313
   Watson Pharmaceuticals*                                53,300           1,522
   WellPoint*                                            101,096           5,643
   Wyeth                                                 336,849          14,980
   Zimmer Holdings*                                        9,100             662
                                                                   -------------
                                                                         788,094
                                                                   -------------
INDUSTRIALS -- 10.4%

   3M                                                    277,944          21,557
   Acuity Brands (A)                                      29,900           1,592
   AGCO* (A)                                              81,392           4,919
   Boeing                                                846,247          70,043
   Burlington Northern Santa Fe                          175,600          19,852
   C.H. Robinson Worldwide (A)                           180,491          11,642
   Caterpillar                                           148,428          12,265
   Cintas                                                 18,800             555
   Cooper Industries, Cl A                                85,900           4,006
   CSX                                                   446,384          30,827
   Cummins                                               266,540          18,769
   Danaher                                                72,100           5,637
   Deere                                                 103,400           8,411
   Dover                                                  60,700           3,283
   Eaton                                                  35,200           3,403
   Emerson Electric                                      433,804          25,239
   Expeditors International Washington                    81,900           3,856
   Fastenal (A)                                           11,100             549
   FedEx                                                 176,973          16,230
   Flowserve                                              39,341           5,450
   Fluor                                                 123,200          22,983
   General Dynamics                                      140,500          12,947
   General Electric                                    6,776,415         208,171
   Goodrich                                               72,500           4,699
   Harsco                                                 71,347           4,518
   Honeywell International                               349,253          20,822
   Hubbell, Cl B (A)                                      25,900           1,211
   Illinois Tool Works                                   180,000           9,666
   Ingersoll-Rand, Cl A (A)                              424,200          18,681
   ITT                                                     4,900             323
   Jacobs Engineering Group* (A)                         136,164          12,906
   KBR                                                   257,481           8,937

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   L-3 Communications Holdings                            31,500   $       3,383
   Lockheed Martin                                       559,880          61,272
   Manitowoc                                              14,050             547
   Manpower                                               70,966           4,470
   Norfolk Southern                                      251,500          16,946
   Northrop Grumman                                      265,976          20,071
   Paccar                                                204,769          10,932
   Pall                                                   33,700           1,375
   Parker Hannifin                                        67,800           5,741
   Precision Castparts                                    67,000           8,094
   Raytheon                                              634,508          40,520
   Rockwell Automation                                    78,300           4,584
   Rockwell Collins                                       10,600             651
   RR Donnelley & Sons                                    14,700             483
   Ryder System                                           25,700           1,887
   Southwest Airlines                                    232,800           3,040
   Steelcase, Cl A                                        54,500             687
   Terex*                                                 85,200           6,079
   Textron                                                99,900           6,249
   Timken                                                 87,675           3,212
   Trane                                                   9,000             418
   TrueBlue*                                              41,400             603
   Tyco International                                    408,354          18,454
   Union Pacific                                         204,004          16,792
   United Parcel Service, Cl B (A)                       538,625          38,253
   United Technologies                                   449,444          31,929
   Waste Management                                       48,700           1,847
   WESCO International*                                   46,300           2,052
   WW Grainger                                            55,800           5,092
                                                                   -------------
                                                                         909,612
                                                                   -------------
INFORMATION TECHNOLOGY -- 12.0%

   Accenture, Cl A                                       306,100          12,495
   Activision*                                           140,795           4,752
   Adobe Systems*                                        270,700          11,927
   Advanced Micro Devices*                               415,000           2,855
   Affiliated Computer Services, Cl A*                    84,000           4,553
   Agilent Technologies*                                  69,700           2,606
   Akamai Technologies*                                   48,500           1,894
   Altera                                                 27,700             641
   Amdocs*                                               154,414           4,989
   Amkor Technology* (A)                                 195,600           2,085
   Analog Devices                                        207,200           7,275
   Apple*                                                255,676          48,259
   Applied Materials                                      94,200           1,866
   Arrow Electronics*                                    110,025           3,373
   Autodesk*                                              14,700             605
   Automatic Data Processing                             352,653          15,182
   Avnet*                                                117,099           3,457
   Avocent*                                               58,400           1,152
   BMC Software*                                          28,000           1,123
   Broadcom, Cl A* (A)                                   512,600          14,706
   Ciena*                                                377,900          11,549
   Cisco Systems*                                      1,856,552          49,606


      50 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Citrix Systems*                                       140,900   $       4,823
   Cognex                                                 11,700             326
   Cognizant Technology Solutions,
      Cl A*                                               45,100           1,591
   Computer Sciences*                                     21,800           1,071
   Compuware*                                             79,100             806
   Corning                                             1,438,796          39,337
   Dell*                                                 793,900          18,307
   Earthlink*                                            129,400           1,242
   eBay*                                                 377,500          11,329
   Electronic Arts*                                       22,000           1,104
   Electronic Data Systems                             1,101,054          26,966
   EMC*                                                  523,500           9,130
   Emulex*                                               114,000           1,598
   Factset Research Systems                                5,800             375
   Fidelity National Information Services                 40,900           1,647
   Google, Cl A*                                         123,675          72,449
   Hewlett-Packard                                     2,387,105         112,337
   Intel                                               1,131,897          26,237
   International Business Machines                       761,920          98,615
   Intuit*                                               132,600           3,840
   Jabil Circuit                                          77,000             979
   JDS Uniphase*                                          34,000             421
   Juniper Networks* (A)                                 323,100           8,892
   Kla-Tencor                                             17,800             821
   Lexmark International, Cl A*                           76,100           2,805
   Linear Technology                                      38,400           1,412
   LSI*                                                  123,200             896
   Mastercard, Cl A (A)                                   73,070          22,553
   MEMC Electronic Materials*                             36,100           2,479
   Micrel                                                 32,000             307
   Microchip Technology                                   33,700           1,242
   Micron Technology*                                    244,400           1,972
   Microsoft                                           5,561,065         157,490
   Molex                                                 197,218           5,491
   Motorola                                              105,500             984
   National Semiconductor                                 22,500             474
   NetApp* (A)                                           146,200           3,564
   Nvidia*                                               379,650           9,377
   Oracle*                                             1,592,316          36,369
   Paychex                                                31,000           1,071
   QLogic* (A)                                           167,800           2,650
   Qualcomm                                              592,600          28,765
   SanDisk*                                               79,000           2,236
   Seagate Technology                                     77,700           1,664
   Silicon Laboratories*                                  43,600           1,607
   Sun Microsystems*                                   1,668,888          21,612
   Symantec*                                             791,900          17,208
   Tech Data*                                              7,306             267
   Tellabs*                                               72,200             393
   Teradata*                                               6,400             173
   Teradyne*                                              42,100             578
   Texas Instruments                                   1,500,778          48,746

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   VeriSign*                                             103,600   $       4,148
   Western Digital*                                      131,200           4,924
   Western Union                                         168,285           3,978
   Xerox                                                 856,300          11,629
   Yahoo!*                                                13,600             364
                                                                   -------------
                                                                       1,050,621
                                                                   -------------
MATERIALS -- 3.1%

   Air Products & Chemicals                               53,900           5,493
   AK Steel Holding                                       15,169           1,077
   Alcoa                                                 861,234          34,957
   Allegheny Technologies                                 70,300           5,273
   Ashland                                               323,207          17,347
   Ball                                                   22,800           1,238
   CF Industries Holdings                                 14,500           1,985
   Crown Holdings*                                       384,508          11,093
   Dow Chemical                                          337,400          13,631
   E.I. Du Pont de Nemours                               207,207           9,927
   Ecolab                                                168,463           7,552
   Freeport-McMoRan Copper &
      Gold, Cl B                                          71,333           8,254
   Greif, Cl A                                            26,900           1,803
   International Flavors & Fragrances                     60,600           2,543
   International Paper (A)                               141,800           3,860
   MeadWestvaco                                           32,800             844
   Monsanto                                              314,703          40,094
   Mosaic*                                               183,146          22,953
   Nalco Holding                                         524,127          12,747
   Newmont Mining (A)                                    515,068          24,481
   Nucor                                                 120,900           9,043
   Olin (A)                                              154,300           3,472
   OM Group*                                              61,300           2,665
   PPG Industries                                         67,700           4,267
   Praxair                                                56,600           5,380
   Sigma-Aldrich                                          94,100           5,529
   Terra Industries (A)                                  170,300           7,430
   United States Steel                                    50,100           8,653
   Vulcan Materials                                        7,400             569
   Zep                                                     5,100              84
                                                                   -------------
                                                                         274,244
                                                                   -------------
TELECOMMUNICATION SERVICES -- 3.0%

   American Tower, Cl A*                                 173,574           7,935
   AT&T                                                4,571,009         182,384
   CenturyTel (A)                                        148,100           5,244
   Embarq                                                 12,100             573
   Leap Wireless International* (A)                       22,200           1,276
   Sprint Nextel                                         410,900           3,846
   US Cellular*                                           97,430           6,102
   Verizon Communications                              1,242,704          47,807
   Windstream (A)                                        963,813          12,857
                                                                   -------------
                                                                         268,024
                                                                   -------------


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 51

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund (Concluded)
May 31, 2008

                                                    Shares/Face
                                                       Amount      Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
UTILITIES -- 2.4%

   AES*                                                  379,000   $       7,383
   Allegheny Energy                                      187,300          10,255
   Alliant Energy                                         10,970             412
   Ameren                                                 34,200           1,554
   American Electric Power                               125,000           5,291
   Centerpoint Energy (A)                                 87,000           1,474
   CMS Energy                                            100,900           1,573
   Consolidated Edison (A)                               154,500           6,381
   Constellation Energy Group                             74,600           6,433
   Dominion Resources                                    191,500           8,866
   DTE Energy                                             32,200           1,425
   Duke Energy (A)                                     1,164,351          21,518
   Dynegy, Cl A* (A)                                     894,488           8,426
   Edison International                                  315,702          16,805
   Entergy                                                43,200           5,217
   Exelon                                                186,682          16,428
   FirstEnergy                                            26,200           2,062
   FPL Group                                              73,700           4,976
   Nicor (A)                                              46,000           1,878
   Pepco Holdings                                        183,000           4,948
   PG&E                                                  757,157          29,975
   Pinnacle West Capital                                  16,100             544
   Portland General Electric                              62,800           1,470
   PPL                                                   183,100           9,395
   Public Service Enterprise Group                       132,100           5,847
   Questar                                                53,400           3,430
   Reliant Energy*                                       859,174          21,960
   Southern (A)                                          102,600           3,714
                                                                   -------------
                                                                         209,640
                                                                   -------------
Total Common Stock
   (Cost $6,070,228) ($ Thousands)                                     6,658,784
                                                                   -------------
AFFILIATED PARTNERSHIPS -- 21.7%
   SEI LIBOR Plus Portfolio, L.P.
      3.800%**+                                      152,553,572       1,415,697
   SEI Liquidity Fund, L.P.,
      2.810% (D)**+                                  487,069,947         487,070
                                                                   -------------
Total Affiliated Partnerships
   (Cost $2,009,969) ($ Thousands)                                     1,902,767
                                                                   -------------
U.S. TREASURY OBLIGATIONS (B) (C) -- 1.3%
   U.S. Treasury Bills
      1.823%, 08/21/08                             $     112,280         111,817
      1.029%, 06/05/08                                     3,145           3,145
      0.732%, 06/19/08                                       750             749
                                                                   -------------
Total U.S. Treasury Obligations
   (Cost $115,715) ($ Thousands)                                         115,711
                                                                   -------------

                                                                    Market Value
Description                                           Shares       ($ Thousands)
------------------------------------------------   -------------   -------------
CASH EQUIVALENTS -- 6.6%
   First Union Cash Management
      Program, 2.010%**                                1,837,245   $       1,837
   SEI Daily Income Trust,
      Prime Obligation Fund, Cl A,
      2.460%**+                                      582,316,667         582,317
                                                                   -------------
Total Cash Equivalents
   (Cost $584,154) ($ Thousands)                                         584,154
                                                                   -------------
Total Investments -- 105.6%
   (Cost $8,780,066) ($ Thousands)                                 $   9,261,416
                                                                   =============

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows:

                             NUMBER OF                   UNREALIZED
                             CONTRACTS                 APPRECIATION/
TYPE OF                        LONG       EXPIRATION   (DEPRECIATION)
CONTRACT                      (SHORT)        DATE      ($ THOUSANDS)
--------------------------   ----------   ----------   --------------
3 Months Euribor                 (24)      Sep-2008      $     22
90-Day Euro$                      29       Sep-2008            (9)
90-Day GBP LIBOR                 (31)      Sep-2008            26
Amsterdam Index                    1       Jun-2008            (1)
Australian 10-Year Bond         (139)      Jun-2008            (5)
CAC40 10 Euro                    (20)      Jun-2008           (27)
Canadian 10-Year Bond             61       Sep-2008           (29)
Euro-Bobl                          2       Jun-2008            (4)
Euro-Bund                        (80)      Jun-2008           205
Japan 10 Year Bond                 5       Jun-2008             6
Long Gilt 10 Year Bond           (74)      Sep-2008            --
S&P 500 Composite Index        6,054       Jun-2008       155,995
S&P 500 Index E-Mini             (14)      Jun-2008           (47)
Topix Index                        2       Jun-2008            10
U.S. 10 Year Treasury Note       194       Sep-2008             7
U.S. 5 Year Treasury Note          9       Sep-2008             2
U.S. Long Treasury Bond            4       Sep-2008            (1)
                                                         --------
                                                         $156,150
                                                         ========


      52 SEI Institutional Investments Trust / Annual Report / May 31, 2008

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2008 is as follows:

                                               UNREALIZED
              CURRENCY TO      CURRENCY TO   APPRECIATION/
MATURITY        DELIVER          RECEIVE     (DEPRECIATION)
  DATE        (THOUSANDS)      (THOUSANDS)   ($ THOUSANDS)
--------     -------------   -------------   --------------
6/18/08     AUD      4,600   USD      4,195       $ (182)
6/18/08     CAD      1,000   USD      1,006           (1)
6/18/08     CHF      2,125   USD      2,075           41
6/18/08     EUR      4,550   USD      7,062           (3)
6/18/08     GBP      2,625   USD      5,263           81
6/18/08     JPY  1,080,000   USD     10,579          339
6/18/08     NZD      5,000   USD      3,854          (50)
6/18/08     SEK     32,000   USD      5,346           21
6/18/08     USD      5,961   AUD      6,550          271
6/18/08     USD      1,786   CAD      1,800           25
6/18/08     USD      3,258   CHF      3,250         (147)
6/18/08     USD     10,012   EUR      6,375         (112)
6/18/08     USD      7,418   GBP      3,750          (16)
6/18/08     USD     10,254   JPY  1,012,500         (654)
6/18/08     USD      1,653   NOK      8,500           11
6/18/08     USD      3,401   NZD      4,325          (24)
6/18/08     USD      5,861   SEK     35,500           47
                                                  ------
                                                  $ (353)
                                                  ======

Description
------------------------------------------------
Percentages are based on a Net Assets of $8,767,342 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of May 31, 2008.

+    Investment in affiliated security (see Note 3).

++   Real Estate Investment Trust

(A) This security or a partial position of this security is on loan at May 31, 2008. The total value of securities on loan at May 31, 2008 was $472,360 ($ Thousands).

(B) Security, or a portion thereof, has been pledged as collateral on open futures contracts.

(C)  The rate reported is the effective yield at time of purchase.

(D) This security was purchased with cash collateral held from securities on loan. The total value of such securities as of May 31, 2008 was $487,070 ($ Thousands).

AUD  -- Australian Dollar

CAD  -- Canadian Dollar

CHF  -- Swiss Franc

Cl   -- Class

EUR  -- Euro

GBP  -- British Pund Sterling

JPY  -- Japanese Yen

L.P. -- Limited Partnership

NOK  -- Norwegian Dollar

NZD  -- New Zealand Dollar

SEK  -- Swedish Krone

USD  -- U.S. Dollar

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 53

SCHEDULE OF INVESTMENTS

Large Cap Index Fund
May 31, 2008

                                  (BAR CHART)

SECTOR WEIGHTINGS (UNAUDITED)++:

Information Technology      14.5%
Financials                  14.2%
Energy                      12.3%
Industrials                 10.8%
Health Care                  9.9%
Affiliated Partnership       9.5%
Consumer Staples             8.8%
Consumer Discretionary       8.1%
Materials                    3.8%
Utilities                    3.6%
Telecommunication Services   3.0%
Short-Term Investment        1.4%
U.S. Treasury Obligations    0.1%

++ Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
COMMON STOCK -- 98.2%

CONSUMER DISCRETIONARY -- 9.0%

   Abercrombie & Fitch, Cl A                               2,402   $         174
   Advance Auto Parts                                      2,808             113
   Amazon.com* (A)                                         8,089             661
   American Eagle Outfitters                               4,671              85
   AnnTaylor Stores*                                       1,847              51
   Apollo Group, Cl A*                                     3,964             189
   Autoliv                                                 2,118             116
   AutoNation*                                             4,132              65
   Autozone*                                               1,207             153
   Barnes & Noble                                          1,238              38
   Bed Bath & Beyond* (A)                                  7,015             223
   Best Buy (A)                                            9,247             432
   Big Lots* (A)                                           2,800              87
   Black & Decker (A)                                      1,768             114
   BorgWarner                                              3,282             170
   Boyd Gaming (A)                                         1,651              26
   Brinker International                                   2,683              59
   Brunswick (A)                                           2,533              35
   Burger King Holdings                                    2,000              57
   Cablevision Systems, Cl A*                              6,142             167
   Career Education* (A)                                   2,459              45
   Carmax* (A)                                             5,860             115
   Carnival                                               11,700             469
   CBS, Cl B                                              16,169             349
   Centex                                                  3,256              61
   Central European Media Enterprises, Cl A*               1,000             106
   Cheesecake Factory* (A)                                 2,046              41
   Chico's FAS*                                            4,616              35
   Choice Hotels International                               884              31
   Circuit City Stores (A)                                 4,985              24
   Clear Channel Communications                           13,435             470
   Clear Channel Outdoor Holdings, Cl A*                     700              14
   Coach*                                                  9,267             336
   Coldwater Creek* (A)                                    1,700              11
   Comcast, Cl A (A)                                      80,225           1,806
   CROCS* (A)                                              2,000              20

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   CTC Media*                                              1,100   $          30
   Darden Restaurants                                      4,022             138
   Dick's Sporting Goods*                                  2,058              48
   Dillard's, Cl A (A)                                     1,675              27
   DIRECTV Group*                                         19,058             536
   Discovery Holding, Cl A*                                7,242             190
   DISH Network, Cl A* (A)                                 5,762             202
   Dollar Tree*                                            2,653              98
   DR Horton (A)                                           8,768             111
   DreamWorks Animation SKG, Cl A*                         1,934              61
   E.W. Scripps, Cl A                                      2,272             107
   Eastman Kodak (A)                                       7,967             122
   Expedia*                                                5,334             129
   Family Dollar Stores                                    3,462              74
   Foot Locker                                             4,469              65
   Ford Motor* (A)                                        58,224             396
   Fortune Brands                                          4,120             286
   GameStop, Cl A*                                         4,300             213
   Gannett                                                 6,459             186
   Gap                                                    14,959             273
   Garmin (A)                                              3,000             146
   General Motors (A)                                     12,981             222
   Gentex (A)                                              3,932              69
   Genuine Parts                                           4,571             201
   Getty Images*                                           1,519              51
   Goodyear Tire & Rubber*                                 6,652             169
   Guess ?                                                 1,300              53
   H&R Block                                               8,925             209
   Hanesbrands*                                            2,643              87
   Harley-Davidson                                         6,603             274
   Harman International Industries                         1,568              70
   Harte-Hanks (A)                                         1,489              20
   Hasbro                                                  3,767             137
   Hearst-Argyle Television, Cl A                            863              18
   Hillenbrand                                             1,724              38
   Home Depot                                             46,015           1,260
   IAC*                                                    4,664             105
   Idearc (A)                                              3,955              16
   International Game Technology                           8,543             305
   International Speedway, Cl A                              912              40
   Interpublic Group of* (A)                              12,575             125
   ITT Educational Services*                               1,121              81
   J.C. Penney                                             6,151             248
   Jarden*                                                 2,000              38
   John Wiley & Sons, Cl A                                 1,242              59
   Johnson Controls                                       15,745             535
   Jones Apparel Group                                     1,753              29
   KB Home (A)                                             2,080              43
   Kohl's* (A)                                             8,719             391
   Lamar Advertising, Cl A* (A)                            2,140              90
   Las Vegas Sands* (A)                                    2,893             201
   Leggett & Platt (A)                                     4,919              94
   Lennar, Cl A (A)                                        3,530              60
   Liberty Global, Cl A* (A)                              10,371             372


      54 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Liberty Media - Capital, Ser A*                         3,492   $          52
   Liberty Media - Entertainment*                         13,968             377
   Liberty Media - Interactive, Cl A*                     16,547             281
   Limited Brands                                          8,857             172
   Liz Claiborne (A)                                       2,661              46
   Lowe's                                                 40,510             973
   Macy's                                                 11,830             280
   Marriott International, Cl A                            7,950             262
   Mattel                                                  9,542             191
   McClatchy, Cl A (A)                                     1,417              12
   McDonald's                                             30,680           1,819
   McGraw-Hill                                             9,239             383
   MDC Holdings (A)                                          816              33
   Meredith                                                1,358              45
   MGM Mirage*                                             3,139             154
   Mohawk Industries* (A)                                  1,366             103
   New York Times, Cl C (A)                                3,524              61
   Newell Rubbermaid                                       7,365             148
   News, Cl A                                             61,285           1,100
   Nike, Cl B (A)                                          9,548             654
   Nordstrom (A)                                           5,812             203
   NutriSystem (A)                                           900              18
   NVR* (A)                                                  124              70
   Office Depot*                                           6,889              87
   OfficeMax                                               1,974              43
   Omnicom Group                                           8,944             438
   O'Reilly Automotive* (A)                                3,240              85
   Orient-Express Hotels, Cl A                             1,000              47
   Panera Bread, Cl A* (A)                                   762              40
   Penn National Gaming*                                   2,089              97
   Penske Auto Group                                       1,200              25
   PetSmart (A)                                            3,173              74
   Phillips-Van Heusen                                     1,400              64
   Polo Ralph Lauren, Cl A (A)                             1,780             124
   Pool (A)                                                1,292              27
   Pulte Homes (A)                                         6,018              74
   R.H. Donnelley*                                         1,761              10
   RadioShack                                              3,871              57
   Regal Entertainment Group, Cl A (A)                     1,988              35
   Ross Stores                                             3,971             145
   Royal Caribbean Cruises (A)                             3,700             110
   Ryland Group (A)                                        1,075              30
   Saks* (A)                                               3,306              46
   Scientific Games, Cl A* (A)                             1,466              47
   Sears Holdings* (A)                                     2,028             172
   Service International                                   6,794              73
   Sherwin-Williams (A)                                    2,737             154
   Sirius Satellite Radio* (A)                            38,952              98
   Snap-On                                                 1,491              92
   Stanley Works                                           2,109             102
   Staples                                                19,264             453
   Starbucks* (A)                                         20,106             366
   Starwood Hotels & Resorts
      Worldwide                                            4,984             241

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Target                                                 21,585   $       1,151
   Thor Industries (A)                                     1,000              27
   Tiffany (A)                                             3,525             173
   Tim Hortons (A)                                         4,986             165
   Time Warner                                            95,637           1,519
   Time Warner Cable, Cl A* (A)                            3,900             117
   TJX                                                    12,254             393
   Toll Brothers* (A)                                      3,351              71
   Tractor Supply*                                         1,000              34
   TRW Automotive Holdings*                                  993              25
   Urban Outfitters* (A)                                   3,120             100
   VF                                                      2,517             191
   Viacom, Cl B*                                          15,169             543
   Virgin Media (A)                                        7,620             120
   WABCO Holdings                                          1,624              85
   Walt Disney                                            53,484           1,797
   Warner Music Group                                        662               6
   Washington Post, Cl B                                     157              99
   Weight Watchers International                             962              40
   Wendy's International                                   2,013              60
   Whirlpool                                               2,187             161
   Williams-Sonoma (A)                                     2,062              52
   Wyndham Worldwide                                       4,468              98
   Wynn Resorts                                            1,396             140
   XM Satellite Radio Holdings, Cl A*                      7,837              83
   Yum! Brands (A)                                        12,748             506
                                                                   -------------
                                                                          34,745
                                                                   -------------
CONSUMER STAPLES -- 9.7%

   Alberto-Culver, Cl B                                    2,187              58
   Altria Group                                           56,368           1,255
   Anheuser-Busch                                         19,179           1,102
   Archer-Daniels-Midland                                 17,879             710
   Avon Products                                          11,806             461
   Bare Escentuals* (A)                                      700              14
   BJ's Wholesale Club*                                    1,872              74
   Brown-Forman, Cl B                                      2,175             164
   Bunge (A)                                               3,300             394
   Campbell Soup                                           6,378             214
   Church & Dwight                                         1,632              93
   Clorox                                                  3,603             206
   Coca-Cola                                              62,520           3,581
   Coca-Cola Enterprises                                   8,515             171
   Colgate-Palmolive                                      13,875           1,032
   ConAgra Foods                                          13,586             320
   Constellation Brands, Cl A*                             5,431             116
   Corn Products International                             2,100              99
   Costco Wholesale (A)                                   12,181             869
   CVS                                                    39,652           1,697
   Dean Foods*                                             4,787             104
   Del Monte Foods                                         5,258              46
   Dr Pepper Snapple Group* (A)                            6,800             171
   Energizer Holdings*                                     1,541             126
   Estee Lauder, Cl A (A)                                  2,954             141


        SEI Institutional Investments Trust / Annual Report / May 31, 2008 55

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   General Mills                                           8,696   $         550
   Hansen Natural* (A)                                     2,000              62
   Herbalife                                               1,200              46
   Hershey                                                 4,598             180
   HJ Heinz                                                8,837             441
   Hormel Foods                                            1,939              73
   JM Smucker                                              1,655              87
   Kellogg                                                 6,403             332
   Kimberly-Clark                                         11,618             741
   Kraft Foods, Cl A                                      41,140           1,335
   Kroger                                                 18,173             502
   Loews - Carolina (A)                                    2,793             203
   McCormick                                               3,693             139
   Molson Coors Brewing, Cl B                              3,262             189
   NBTY*                                                   1,300              42
   Pepsi Bottling Group                                    3,682             119
   PepsiAmericas                                           1,494              36
   PepsiCo                                                44,137           3,015
   Philip Morris International*                           56,968           3,000
   Procter & Gamble                                       85,177           5,625
   Reynolds American                                       4,610             253
   Rite Aid* (A)                                          19,101              43
   Safeway                                                11,920             380
   Sara Lee                                               19,951             275
   Smithfield Foods*                                       2,775              87
   Supervalu                                               5,489             192
   Sysco                                                  16,548             511
   Tyson Foods, Cl A                                       7,565             143
   UST                                                     3,969             219
   Walgreen                                               26,825             966
   Wal-Mart Stores                                        65,479           3,781
   Whole Foods Market (A)                                  3,952             115
   WM Wrigley Jr.                                          6,500             501
                                                                   -------------
                                                                          37,401
                                                                   -------------
ENERGY -- 13.6%

   Anadarko Petroleum                                     12,640             948
   Apache                                                  9,059           1,214
   Arch Coal                                               3,912             254
   Baker Hughes                                            8,801             780
   BJ Services                                             7,788             235
   Cabot Oil & Gas                                         2,600             157
   Cameron International*                                  5,944             316
   Cheniere Energy* (A)                                      900               4
   Chesapeake Energy                                      14,666             803
   Chevron                                                58,202           5,770
   Cimarex Energy                                          2,300             157
   CNX Gas*                                                  800              33
   ConocoPhillips                                         41,776           3,889
   Consol Energy (A)                                       4,944             482
   Continental Resources*                                  1,000              64
   Denbury Resources*                                      6,648             226
   Devon Energy                                           12,113           1,404
   Diamond Offshore Drilling                               1,909             260

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Dresser-Rand Group*                                     2,134   $          86
   El Paso                                                19,203             375
   ENSCO International (A)                                 4,123             296
   EOG Resources                                           6,545             842
   Exxon Mobil                                           144,612          12,835
   FMC Technologies*                                       3,560             256
   Forest Oil*                                             2,214             148
   Foundation Coal Holdings                                1,300              87
   Frontier Oil                                            3,000              90
   Frontline (A)                                           1,500              96
   Global Industries*                                      2,500              43
   Halliburton                                            24,697           1,200
   Helix Energy Solutions Group*                           2,400              93
   Helmerich & Payne                                       2,950             185
   Hess                                                    7,412             910
   Holly                                                   1,300              55
   Marathon Oil                                           19,376             996
   Massey Energy                                           2,361             153
   Murphy Oil                                              5,054             468
   Nabors Industries* (A)                                  7,500             315
   National Oilwell Varco*                                11,380             948
   Newfield Exploration*                                   3,399             215
   Noble                                                   7,300             461
   Noble Energy                                            4,562             445
   Occidental Petroleum                                   22,654           2,083
   Oceaneering International*                              1,500             107
   Overseas Shipholding Group                                727              57
   Patriot Coal* (A)                                         667              72
   Patterson-UTI Energy                                    4,432             140
   Peabody Energy                                          7,074             523
   Pioneer Natural Resources                               3,244             233
   Plains Exploration & Production*                        3,091             221
   Pride International*                                    4,429             195
   Quicksilver Resources*                                  2,802             102
   Range Resources                                         4,039             266
   Rowan                                                   2,986             132
   SandRidge Energy*                                         900              50
   Schlumberger                                           31,900           3,227
   SEACOR Holdings*                                          600              53
   Smith International (A)                                 5,431             429
   Southwestern Energy*                                    9,376             416
   Spectra Energy                                         17,009             460
   St. Mary Land & Exploration                             1,600              82
   Sunoco                                                  3,356             149
   Superior Energy Services*                               2,200             118
   Teekay                                                  1,000              50
   Tesoro                                                  3,846              96
   Tetra Technologies*                                     2,000              43
   Tidewater                                               1,570             107
   Transocean                                              8,396           1,261
   Unit*                                                   1,127              86
   Valero Energy                                          14,836             754
   W&T Offshore                                              900              50
   Weatherford International* (A)                         18,000             821


      56 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Western Refining (A)                                      600   $           8
   Williams                                               15,946             607
   XTO Energy                                             13,688             871
                                                                   -------------
                                                                          52,463
                                                                   -------------
FINANCIALS -- 15.6%

   ACE                                                     8,800             529
   Affiliated Managers Group*                                933              96
   Aflac                                                  13,256             890
   Alleghany*                                                134              50
   Allied Capital (A)                                      3,964              79
   Allied World Assurance Holdings                         1,500              68
   Allstate                                               15,525             791
   AMB Property++                                          2,644             156
   AMBAC Financial Group (A)                              11,668              37
   American Capital Strategies (A)                         6,121             196
   American Express                                       28,134           1,304
   American Financial Group                                2,414              72
   American International Group (A)                       60,776           2,187
   American National Insurance                               422              47
   AmeriCredit* (A)                                        3,072              42
   Ameriprise Financial                                    6,300             298
   Annaly Capital Management++                            12,411             221
   AON                                                     7,950             375
   Apartment Investment &
      Management, Cl A++ (A)                               2,751             109
   Arch Capital Group*                                     1,200              84
   Arthur J. Gallagher (A)                                 2,604              66
   Associated Banc                                         3,384              92
   Assurant                                                3,393             231
   Astoria Financial                                       2,314              55
   AvalonBay Communities++                                 2,089             211
   Axis Capital Holdings                                   3,900             137
   Bancorpsouth                                            2,200              52
   Bank of America                                       120,123           4,086
   Bank of Hawaii                                          1,382              75
   Bank of New York Mellon                                30,809           1,371
   BB&T (A)                                               14,706             463
   Bear Stearns (A)                                        3,274              31
   BlackRock, Cl A (A)                                     1,685             379
   BOK Financial                                             475              28
   Boston Properties++                                     2,784             272
   Brandywine Realty Trust++                               2,500              47
   BRE Properties++                                        1,320              64
   Brown & Brown                                           2,824              55
   Camden Property Trust++ (A)                             1,447              71
   Capital One Financial (A)                              10,425             502
   CapitalSource++ (A)                                     3,982              61
   Capitol Federal Financial (A)                             527              22
   CB Richard Ellis Group, Cl A* (A)                       5,117             116
   CBL & Associates Properties++                           1,906              50
   Charles Schwab                                         24,985             554
   Chubb                                                   9,918             533
   Cincinnati Financial                                    4,786             168

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   CIT Group (A)                                           9,024   $          90
   Citigroup                                             141,045           3,087
   City National                                           1,038              50
   CME Group, Cl A                                         1,474             634
   CNA Financial                                             700              21
   Colonial BancGroup (A)                                  3,954              24
   Colonial Properties Trust++                             1,300              31
   Comerica                                                3,953             147
   Commerce Bancshares                                     2,009              88
   Conseco*                                                5,277              62
   Countrywide Financial (A)                              15,275              80
   Cullen/Frost Bankers                                    1,668              93
   Developers Diversified Realty++ (A)                     3,253             129
   Discover Financial Services (A)                        13,089             224
   Douglas Emmett++                                        3,000              74
   Duke Realty++                                           3,709              95
   E*Trade Financial* (A)                                 11,438              47
   East West Bancorp (A)                                   1,488              20
   Eaton Vance                                             2,710             115
   Endurance Specialty Holdings                            1,400              47
   Equity Residential++ (A)                                7,087             300
   Erie Indemnity, Cl A                                    1,119              57
   Essex Property Trust++                                    669              80
   Everest Re Group                                        1,600             140
   Fannie Mae                                             26,633             720
   Federal Realty Investment Trust++                       1,496             121
   Federated Investors, Cl B                               2,458              90
   Fidelity National Financial, Cl A                       5,904             101
   Fifth Third Bancorp                                    14,882             278
   First American                                          2,584              87
   First Citizens BancShares, Cl A                           200              32
   First Horizon National (A)                              3,229              31
   First Marblehead (A)                                    1,798               6
   Forest City Enterprises, Cl A                           1,942              78
   Forestar Real Estate Group*                               858              21
   Franklin Resources                                      4,403             446
   Freddie Mac (A)                                        17,707             450
   Fulton Financial (A)                                    4,195              53
   General Growth Properties++ (A)                         6,040             251
   Genworth Financial, Cl A                               11,892             263
   GLG Partners (A)                                        1,900              16
   Goldman Sachs Group                                    11,175           1,970
   Guaranty Financial Group* (A)                             858               5
   Hanover Insurance Group                                 1,293              60
   Hartford Financial Services Group                       8,410             598
   HCC Insurance Holdings                                  2,841              68
   HCP++ (A)                                               6,674             229
   Health Care++ (A)                                       2,483             120
   Hospitality Properties Trust++                          2,466              76
   Host Hotels & Resorts++ (A)                            14,200             244
   HRPT Properties Trust++ (A)                             5,102              40
   Hudson City Bancorp                                    14,828             264
   Huntington Bancshares                                   9,734              87


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 57

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   IndyMac Bancorp (A)                                     2,099   $           4
   IntercontinentalExchange*                               1,900             263
   Invesco                                                11,400             317
   Investment Technology Group*                            1,200              51
   iStar Financial++ (A)                                   3,295              63
   Janus Capital Group (A)                                 4,265             124
   Jefferies Group (A)                                     3,214              58
   Jones Lang LaSalle                                        800              56
   JPMorgan Chase                                         92,522           3,978
   Keycorp                                                10,795             210
   Kilroy Realty++                                           900              49
   Kimco Realty++ (A)                                      5,844             230
   Lazard, Cl A                                            1,200              46
   Legg Mason                                              3,581             193
   Lehman Brothers Holdings (A)                           14,394             530
   Leucadia National (A)                                   4,620             251
   Liberty Property Trust++                                2,306              82
   Lincoln National                                        7,288             402
   Loews                                                  11,718             581
   M&T Bank                                                1,983             172
   Macerich++                                              1,868             134
   Mack-Cali Realty++                                      1,898              73
   Markel*                                                   250             101
   Marsh & McLennan                                       14,165             386
   Marshall & Ilsley                                       7,160             166
   MBIA (A)                                                6,359              44
   Mercury General                                           696              35
   Merrill Lynch                                          26,549           1,166
   MetLife                                                12,938             777
   MF Global*                                              2,800              41
   MGIC Investment (A)                                     4,615              55
   Moody's (A)                                             5,627             209
   Morgan Stanley                                         29,978           1,325
   MSCI, Cl A*                                               600              21
   NASDAQ Stock Market*                                    3,700             130
   National City (A)                                      15,676              92
   Nationwide Financial Services                           1,361              69
   New York Community Bancorp (A)                          8,172             168
   Northern Trust                                          5,905             449
   Nymex Holdings                                          2,500             227
   NYSE Euronext                                           7,000             447
   Old Republic International                              5,890              89
   OneBeacon Insurance Group, Cl A                         1,100              20
   PartnerRe                                               1,400             103
   People's United Financial                               7,034             116
   Philadelphia Consolidated Holding*                      1,648              61
   Plum Creek Timber++ (A)                                 4,921             230
   PMI Group                                               2,343              14
   PNC Financial Services Group                            9,603             617
   Popular (A)                                             7,230              79
   Principal Financial Group                               7,218             389
   Progressive (A)                                        18,780             377
   Prologis++                                              6,988             433
   Protective Life                                         1,809              76

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Prudential Financial                                   11,763   $         879
   Public Storage++                                        3,268             288
   Radian Group (A)                                        2,198              13
   Raymond James Financial                                 2,421              72
   Rayonier++                                              1,903              90
   Regency Centers++                                       1,908             127
   Regions Financial (A)                                  18,887             337
   Reinsurance Group of America                              799              41
   RenaissanceRe Holdings                                  1,800              94
   Safeco                                                  2,635             177
   SEI+ (B)                                                3,642              88
   Simon Property Group++ (A)                              5,952             591
   SL Green Realty++ (A)                                   1,568             156
   SLM* (A)                                               13,814             313
   Sovereign Bancorp (A)                                  11,858             108
   St. Joe (A)                                             2,661             102
   StanCorp Financial Group                                1,442              79
   State Street                                           10,694             770
   Student Loan                                              102              12
   SunTrust Banks                                          9,946             519
   Synovus Financial (A)                                   7,072              81
   T. Rowe Price Group                                     7,180             416
   Taubman Centers++                                       1,500              81
   TCF Financial                                           3,001              50
   TD Ameritrade Holding*                                  6,145             111
   TFS Financial                                           2,300              29
   Thornburg Mortgage (A)                                  3,241               3
   Torchmark                                               2,550             162
   Transatlantic Holdings                                    655              42
   Travelers                                              16,644             829
   UDR++                                                   3,819              94
   UnionBanCal                                             1,097              55
   Unitrin                                                 1,260              44
   Unum Group (A)                                          9,405             226
   US Bancorp                                             47,243           1,568
   Valley National Bancorp (A)                             3,158              56
   Ventas++                                                3,544             169
   Vornado Realty Trust++                                  3,610             353
   Wachovia (A)                                           58,388           1,390
   Washington Federal                                      2,263              51
   Washington Mutual                                      23,627             213
   Webster Financial                                       1,346              35
   Weingarten Realty Investors++ (A)                       2,067              71
   Wells Fargo (A)                                        91,586           2,524
   Wesco Financial                                            41              17
   White Mountains Insurance Group                           247             118
   Whitney Holding (A)                                     1,557              35
   Wilmington Trust                                        1,692              56
   WR Berkley                                              4,214             114
   XL Capital, Cl A                                        4,800             168
   Zions Bancorporation (A)                                2,802             121
                                                                   -------------
                                                                          60,480
                                                                   -------------


      58 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
HEALTH CARE -- 11.0%

   Abbott Laboratories                                    41,776   $       2,354
   Abraxis Bioscience*                                       140               9
   Advanced Medical Optics* (A)                            1,627              39
   Aetna                                                  13,634             643
   Allergan                                                8,196             472
   AmerisourceBergen                                       4,562             189
   Amgen*                                                 29,567           1,302
   Amylin Pharmaceuticals* (A)                             3,700             118
   APP Pharmaceuticals*                                      563               7
   Applera - Applied Biosystems Group                      4,394             153
   Barr Pharmaceuticals*                                   2,882             126
   Baxter International                                   17,575           1,074
   Beckman Coulter                                         1,712             119
   Becton Dickinson                                        6,544             553
   Biogen Idec*                                            7,700             483
   Boston Scientific*                                     35,739             475
   Bristol-Myers Squibb                                   52,713           1,201
   Brookdale Senior Living (A)                             1,200              32
   C.R. Bard                                               2,785             254
   Cardinal Health                                         9,729             550
   Celgene*                                               11,392             693
   Cephalon*                                               1,748             118
   Cerner* (A)                                             1,774              80
   Charles River Laboratories
      International*                                       1,643             106
   Cigna                                                   7,755             315
   Community Health Systems*                               2,762             100
   Cooper                                                  1,104              45
   Covance*                                                1,736             142
   Coventry Health Care*                                   4,262             196
   Covidien                                               13,200             661
   DaVita*                                                 2,708             140
   Dentsply International                                  3,998             162
   Edwards Lifesciences*                                   1,507              87
   Eli Lilly                                              26,961           1,298
   Endo Pharmaceuticals Holdings*                          3,697              91
   Express Scripts*                                        5,922             427
   Forest Laboratories*                                    8,673             311
   Genentech*                                             12,685             899
   Gen-Probe*                                              1,327              76
   Genzyme*                                                7,053             483
   Gilead Sciences*                                       25,150           1,392
   Health Management Associates,
      Cl A*                                                6,222              48
   Health Net*                                             3,002              93
   Henry Schein*                                           2,284             127
   Hill-Rom Holdings (A)                                   1,724              53
   HLTH* (A)                                               4,456              53
   Hospira*                                                4,081             171
   Humana*                                                 4,475             228
   Idexx Laboratories*                                     1,652              83
   ImClone Systems*                                        1,728              75

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   IMS Health                                              4,761   $         116
   Intuitive Surgical*                                     1,000             294
   Invitrogen* (A)                                         2,580             119
   Johnson & Johnson                                      78,409           5,234
   Kinetic Concepts*                                       1,413              61
   King Pharmaceuticals*                                   6,226              64
   Laboratory Corp of America
      Holdings*                                            3,211             237
   LifePoint Hospitals*                                    1,376              44
   Lincare Holdings*                                       2,327              61
   McKesson                                                7,966             459
   Medco Health Solutions*                                14,520             703
   Medtronic                                              31,185           1,580
   Merck                                                  58,740           2,289
   Millipore* (A)                                          1,486             108
   Mylan Laboratories (A)                                  8,219             110
   Omnicare (A)                                            3,131              77
   Patterson* (A)                                          3,583             122
   PDL BioPharma                                           3,031              31
   Pediatrix Medical Group*                                1,400              75
   PerkinElmer                                             3,334              94
   Pfizer                                                190,055           3,680
   Pharmaceutical Product
      Development                                          2,684             119
   Quest Diagnostics (A)                                   4,244             214
   Resmed*                                                 2,355              93
   Schering-Plough                                        44,309             904
   Sepracor*                                               2,861              62
   St. Jude Medical*                                       9,046             369
   Stryker                                                 8,104             523
   Techne*                                                   941              74
   Tenet Healthcare* (A)                                  12,694              75
   Thermo Fisher Scientific*                              11,325             667
   UnitedHealth Group                                     33,529           1,148
   Universal Health Services, Cl B                         1,188              77
   Varian Medical Systems*                                 3,330             158
   VCA Antech*                                             2,339              73
   Vertex Pharmaceuticals*                                 3,400              97
   Warner Chilcott, Cl A*                                  2,100              36
   Waters*                                                 2,772             171
   Watson Pharmaceuticals*                                 2,518              72
   WellCare Health Plans*                                  1,100              61
   WellPoint*                                             14,531             811
   Wyeth                                                  36,540           1,625
   Zimmer Holdings*                                        6,325             460
                                                                   -------------
                                                                          42,353
                                                                   -------------
INDUSTRIALS -- 11.9%

   3M                                                     19,546           1,516
   AGCO* (A)                                               2,500             151
   Aircastle                                                 900              12
   Alexander & Baldwin                                     1,082              56
   Alliant Techsystems*                                      836              91


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 59

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Allied Waste Industries*                               10,233   $         138
   Ametek                                                  3,047             156
   AMR*                                                    6,386              46
   Armstrong World Industries                                700              23
   Avery Dennison                                          2,510             129
   Avis Budget Group*                                      2,784              39
   BE Aerospace*                                           2,300              80
   Boeing                                                 21,291           1,762
   Brink's                                                 1,300              94
   Burlington Northern Santa Fe                            9,698           1,095
   C.H. Robinson Worldwide                                 4,586             296
   Carlisle                                                1,666              56
   Caterpillar                                            17,188           1,420
   ChoicePoint*                                            1,797              87
   Cintas                                                  3,657             108
   Continental Airlines, Cl A*                             2,600              37
   Con-way                                                 1,323              65
   Cooper Industries, Cl A                                 5,200             242
   Copa Holdings, Cl A                                       600              20
   Copart*                                                 1,813              82
   Corporate Executive Board                                 796              36
   Corrections of America*                                 3,300              85
   Covanta Holding*                                        3,200              90
   Crane                                                   1,500              68
   CSX                                                    10,832             748
   Cummins                                                 5,612             395
   Danaher                                                 6,551             512
   Deere                                                  12,218             994
   Delta Air Lines* (A)                                    7,200              44
   Donaldson                                               1,972             102
   Dover                                                   5,557             301
   DRS Technologies                                        1,100              87
   Dun & Bradstreet                                        1,656             152
   Eaton                                                   4,426             428
   Emerson Electric                                       21,420           1,247
   Equifax                                                 3,556             136
   Expeditors International Washington (A)                 5,548             261
   Fastenal (A)                                            3,262             161
   FedEx                                                   8,344             765
   First Solar*                                            1,000             268
   Flowserve                                               1,500             208
   Fluor                                                   2,404             449
   Foster Wheeler*                                         3,800             289
   Gardner Denver*                                         1,500              80
   GATX                                                    1,300              64
   General Cable*                                          1,300              92
   General Dynamics                                       11,072           1,020
   General Electric                                      278,223           8,546
   Goodrich                                                3,292             213
   Graco                                                   1,824              74
   Harsco                                                  2,270             144
   Hertz Global Holdings*                                  8,100             107
   HNI (A)                                                 1,322              33

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Honeywell International                                21,290   $       1,269
   Hubbell, Cl B                                           1,592              74
   IDEX                                                    2,193              85
   Illinois Tool Works                                    13,180             708
   Ingersoll-Rand, Cl A                                    7,400             326
   ITT                                                     5,002             330
   Jacobs Engineering Group*                               3,302             314
   JB Hunt Transport Services (A)                          2,272              79
   Joy Global                                              2,833             239
   Kansas City Southern*                                   2,100             105
   KBR                                                     4,384             152
   Kennametal                                              1,800              70
   Kirby*                                                  1,500              83
   L-3 Communications Holdings                             3,377             363
   Landstar System                                         1,465              82
   Lennox International                                    1,600              52
   Lincoln Electric Holdings                               1,200              99
   Lockheed Martin                                         9,529           1,043
   Manitowoc                                               3,500             136
   Manpower                                                2,284             144
   Masco (A)                                              10,409             193
   McDermott International*                                6,000             372
   Monster Worldwide*                                      3,418              84
   MSC Industrial Direct, Cl A (A)                         1,120              61
   Norfolk Southern                                       10,533             710
   Northrop Grumman                                        9,478             715
   Northwest Airlines*                                     6,600              47
   Oshkosh Truck                                           1,959              79
   Owens Corning*                                          2,700              70
   Paccar                                                  9,970             532
   Pall                                                    3,345             137
   Parker Hannifin                                         4,704             398
   Pentair                                                 2,761             103
   Pitney Bowes                                            6,085             221
   Precision Castparts                                     3,646             440
   Quanta Services* (A)                                    4,500             144
   Raytheon                                               12,068             771
   Republic Services, Cl A                                 4,123             136
   Robert Half International                               4,176             103
   Rockwell Automation                                     3,904             229
   Rockwell Collins                                        4,562             280
   Roper Industries                                        2,500             163
   RR Donnelley & Sons                                     5,677             186
   Ryder System (A)                                        1,506             111
   Shaw Group*                                             2,300             140
   Southwest Airlines (A)                                 20,020             262
   Spirit Aerosystems Holdings, Cl A*                      1,600              48
   SPX                                                     1,411             187
   Steelcase, Cl A                                         2,475              31
   Stericycle*                                             2,226             130
   Sunpower, Cl A* (A)                                       700              57
   Teleflex                                                1,140              68
   Terex*                                                  2,848             203
   Textron                                                 6,722             420


      60 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Thomas & Betts*                                         1,367   $          58
   Timken                                                  2,260              83
   Toro (A)                                                1,060              41
   Trane                                                   4,972             230
   Trinity Industries                                      2,200              90
   Tyco International                                     13,200             597
   UAL (A)                                                 3,200              27
   Union Pacific                                          14,416           1,186
   United Parcel Service, Cl B                            18,241           1,296
   United Rentals*                                         2,100              43
   United Technologies                                    26,866           1,909
   URS*                                                    2,100             100
   US Airways Group* (A)                                   2,400              10
   USG* (A)                                                2,298              78
   UTi Worldwide                                           2,400              57
   Waste Management                                       13,994             530
   WESCO International*                                    1,300              58
   WW Grainger                                             1,881             171
   YRC Worldwide* (A)                                      1,708              30
                                                                   -------------
                                                                          46,178
                                                                   -------------
INFORMATION TECHNOLOGY -- 16.1%

   Accenture, Cl A                                        15,800             646
   Activision*                                             7,478             252
   Acxiom                                                  2,400              35
   ADC Telecommunications*                                 2,967              47
   Adobe Systems* (A)                                     15,702             692
   Advanced Micro Devices* (A)                            16,134             111
   Affiliated Computer Services, Cl A*                     2,647             143
   Agilent Technologies*                                  10,064             376
   Akamai Technologies*                                    4,618             180
   Alliance Data Systems*                                  2,112             127
   Altera                                                  8,073             187
   Amdocs*                                                 5,000             162
   Amphenol, Cl A                                          4,892             228
   Analog Devices                                          8,312             292
   Apple*                                                 23,423           4,421
   Applied Materials                                      37,855             750
   Arrow Electronics*                                      3,489             107
   Atmel*                                                 12,000              54
   Autodesk*                                               6,337             261
   Automatic Data Processing                              13,892             599
   Avnet*                                                  4,110             121
   AVX                                                     1,424              19
   BMC Software*                                           5,489             220
   Broadcom, Cl A*                                        12,668             363
   Broadridge Financial Solutions                          3,873              87
   Brocade Communications Systems*                         9,800              79
   CA                                                     11,238             298
   Cadence Design Systems*                                 6,863              80
   Ciena* (A)                                              2,314              71
   Cisco Systems*                                        164,427           4,393
   Citrix Systems*                                         5,287             181

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Cognizant Technology Solutions, Cl A*                   7,488   $         264
   CommScope*                                              1,900             104
   Computer Sciences*                                      4,364             214
   Compuware*                                              8,651              88
   Convergys* (A)                                          3,669              59
   Corning                                                42,358           1,158
   Cree* (A)                                               2,222              56
   Cypress Semiconductor*                                  4,200             117
   Dell*                                                  55,243           1,274
   Diebold                                                 1,829              72
   Dolby Laboratories, Cl A*                               1,243              60
   DST Systems* (A)                                        1,595             101
   eBay*                                                  30,911             928
   EchoStar, Cl A*                                         1,032              39
   Electronic Arts*                                        8,365             420
   Electronic Data Systems                                13,842             339
   EMC* (A)                                               56,864             992
   F5 Networks*                                            2,038              61
   Factset Research Systems (A)                            1,200              78
   Fair Isaac                                              1,026              26
   Fairchild Semiconductor International, Cl A*            3,400              51
   Fidelity National Information Services                  5,028             203
   Fiserv*                                                 4,569             239
   Genpact* (A)                                            1,400              20
   Global Payments                                         2,334             110
   Google, Cl A*                                           6,244           3,657
   Harris                                                  3,489             230
   Hewitt Associates, Cl A*                                2,663             104
   Hewlett-Packard                                        66,801           3,144
   Ingram Micro, Cl A*                                     4,123              75
   Integrated Device Technology*                           5,600              63
   Intel                                                 157,358           3,648
   International Business Machines                        36,998           4,788
   International Rectifier*                                1,755              41
   Intersil, Cl A                                          3,261              91
   Intuit*                                                 9,186             266
   Iron Mountain*                                          4,963             149
   Jabil Circuit                                           4,874              62
   JDS Uniphase* (A)                                       5,140              64
   Juniper Networks* (A)                                  13,825             380
   Kla-Tencor                                              4,709             217
   Lam Research*                                           3,291             134
   Lexmark International, Cl A*                            2,686              99
   Linear Technology (A)                                   6,157             226
   LSI* (A)                                               20,148             146
   Marvell Technology Group* (A)                          11,900             207
   Mastercard, Cl A (A)                                    2,200             680
   McAfee*                                                 4,473             162
   MEMC Electronic Materials*                              6,038             415
   Metavante Technologies*                                 2,120              54
   Mettler Toledo International*                           1,036             107
   Microchip Technology (A)                                4,922             181


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 61

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Micron Technology* (A)                                 19,416   $         157
   Microsoft                                             222,000           6,286
   Molex                                                   3,570              99
   MoneyGram International (A)                             2,400               3
   Motorola                                               61,534             574
   National Instruments                                    1,436              46
   National Semiconductor                                  6,656             140
   NAVTEQ*                                                 2,569             197
   NCR*                                                    5,089             135
   NetApp*                                                 9,055             221
   Novell*                                                 8,426              60
   Novellus Systems*                                       2,877              69
   Nvidia*                                                14,756             364
   Oracle*                                               103,967           2,374
   Paychex                                                 9,207             318
   QLogic* (A)                                             3,680              58
   Qualcomm                                               44,950           2,182
   Rambus*                                                 2,500              52
   Red Hat*                                                5,327             130
   Riverbed Technology*                                      300               5
   Salesforce.com*                                         2,438             176
   SanDisk* (A)                                            6,443             182
   Sanmina-SCI*                                           14,365              22
   Seagate Technology                                     14,800             317
   Silicon Laboratories*                                   1,400              52
   Sun Microsystems*                                      21,269             275
   Symantec*                                              22,448             488
   Synopsys*                                               3,882             102
   Tech Data*                                              1,550              57
   Tellabs*                                               11,889              65
   Teradata*                                               4,389             119
   Teradyne*                                               4,963              68
   Texas Instruments                                      35,508           1,153
   Total System Services                                   5,291             130
   Trimble Navigation* (A)                                 3,114             124
   Tyco Electronics                                       13,300             533
   Unisys*                                                 8,532              43
   Varian Semiconductor Equipment
   Associates*                                             2,300              87
   VeriFone Holdings* (A)                                  1,800              26
   VeriSign*                                               6,085             244
   Vishay Intertechnology* (A)                             4,350              44
   VMware, Cl A* (A)                                         900              62
   WebMD Health, Cl A* (A)                                   300               9
   Western Digital*                                        5,930             223
   Western Union                                          20,828             492
   Xerox                                                  25,351             344
   Xilinx (A)                                              8,257             225
   Yahoo!*                                                32,981             883
   Zebra Technologies, Cl A*                               1,825              69
                                                                   -------------
                                                                          62,129
                                                                   -------------

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
MATERIALS -- 4.1%

   Air Products & Chemicals (A)                            5,794   $         591
   Airgas                                                  2,015             119
   AK Steel Holding (A)                                    3,100             220
   Albemarle                                               2,144              95
   Alcoa                                                  21,802             886
   Allegheny Technologies                                  2,797             210
   Ashland                                                 1,576              85
   Ball                                                    2,875             156
   Bemis                                                   2,774              74
   Cabot                                                   1,673              54
   Carpenter Technology                                    1,400              77
   Celanese, Cl A                                          3,383             165
   Chemtura                                                6,854              60
   Cleveland-Cliffs                                        2,600             277
   Commercial Metals                                       3,400             124
   Crown Holdings*                                         4,651             134
   Cytec Industries                                        1,081              68
   Domtar*                                                13,137              90
   Dow Chemical                                           25,670           1,037
   E.I. Du Pont de Nemours                                25,092           1,202
   Eagle Materials                                         1,300              47
   Eastman Chemical                                        2,142             164
   Ecolab                                                  4,791             215
   FMC                                                     2,060             152
   Freeport-McMoRan Copper &
      Gold, Cl B (A)                                      10,312           1,194
   Huntsman                                                2,429              53
   International Flavors & Fragrances                      2,191              92
   International Paper (A)                                11,755             320
   Louisiana-Pacific (A)                                   2,846              35
   Lubrizol                                                1,734              97
   Martin Marietta Materials (A)                           1,063             124
   MeadWestvaco                                            4,758             122
   Monsanto                                               14,750           1,880
   Mosaic*                                                 4,178             524
   Nalco Holding                                           4,117             100
   Newmont Mining                                         11,333             539
   Nucor                                                   8,090             605
   Owens-Illinois*                                         4,091             233
   Packaging of America                                    2,099              55
   Pactiv*                                                 3,483              86
   PPG Industries                                          4,423             279
   Praxair                                                 8,625             820
   Reliance Steel & Aluminum                               1,800             122
   Rohm & Haas (A)                                         3,653             197
   RPM International                                       2,969              73
   Scotts Miracle-Gro, Cl A                                1,006              28
   Sealed Air (A)                                          4,268             104
   Sigma-Aldrich                                           3,648             214
   Smurfit-Stone Container* (A)                            6,845              46
   Sonoco Products                                         2,646              92
   Southern Copper                                         2,016             222


      62 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Steel Dynamics (A)                                      5,300   $         191
   Temple-Inland (A)                                       2,575              38
   Titanium Metals (A)                                     1,558              27
   United States Steel                                     3,183             550
   Valspar                                                 2,664              60
   Vulcan Materials (A)                                    2,857             219
   Westlake Chemical                                         600              10
   Weyerhaeuser                                            5,778             360
                                                                   -------------
                                                                          16,013
                                                                   -------------
TELECOMMUNICATION SERVICES -- 3.3%

   American Tower, Cl A*                                  11,222             513
   AT&T                                                  166,833           6,656
   CenturyTel                                              2,701              96
   Citizens Communications                                 9,155             107
   Clearwire, Cl A* (A)                                      900              13
   Crown Castle International*                             6,296             268
   Embarq                                                  3,932             186
   Leap Wireless International*                            1,400              80
   Level 3 Communications* (A)                            40,400             139
   MetroPCS Communications*                                1,400              30
   NeuStar, Cl A* (A)                                      1,700              40
   NII Holdings*                                           4,720             237
   Qwest Communications International (A)                 43,696             212
   SBA Communications, Cl A* (A)                           2,900             108
   Sprint Nextel                                          77,744             727
   Telephone & Data Systems                                2,902             138
   US Cellular*                                              431              27
   Verizon Communications                                 78,715           3,028
   Windstream                                             13,247             177
                                                                   -------------
                                                                          12,782
                                                                   -------------
UTILITIES -- 3.9%

   AES*                                                   18,124             353
   AGL Resources                                           1,947              70
   Allegheny Energy                                        4,666             255
   Alliant Energy                                          3,176             119
   Ameren (A)                                              5,390             245
   American Electric Power                                10,750             455
   Aqua America (A)                                        3,177              54
   Atmos Energy                                            2,491              68
   Centerpoint Energy (A)                                  8,015             136
   CMS Energy (A)                                          6,142              96
   Consolidated Edison (A)                                 7,316             302
   Constellation Energy Group                              4,858             419
   Dominion Resources                                     15,512             718
   DPL                                                     3,346              95
   DTE Energy                                              4,264             189
   Duke Energy                                            33,719             623
   Dynegy, Cl A*                                           7,918              75

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Edison International                                    8,779   $         467
   Energen                                                 1,937             145
   Energy East                                             4,167             105
   Entergy                                                 5,298             640
   Equitable Resources                                     3,166             222
   Exelon                                                 18,129           1,594
   FirstEnergy                                             8,381             660
   FPL Group (A)                                          11,073             747
   Great Plains Energy                                     2,271              60
   Hawaiian Electric Industries (A)                        2,146              57
   Integrys Energy Group                                   2,002             103
   MDU Resources Group                                     4,621             153
   Mirant*                                                 5,761             234
   National Fuel Gas (A)                                   2,289             138
   NiSource (A)                                            7,621             138
   Northeast Utilities                                     3,907             102
   NRG Energy* (A)                                         6,600             274
   NSTAR (A)                                               2,928              98
   OGE Energy                                              2,268              76
   Oneok                                                   2,729             137
   Pepco Holdings                                          4,944             134
   PG&E                                                    9,418             373
   Pinnacle West Capital (A)                               2,592              88
   PPL                                                    10,326             530
   Progress Energy                                         6,961             298
   Public Service Enterprise Group                        13,952             618
   Puget Energy                                            3,661             102
   Questar                                                 4,746             304
   Reliant Energy*                                         9,359             239
   SCANA (A)                                               3,020             121
   Sempra Energy                                           7,123             412
   Sierra Pacific Resources                                5,600              76
   Southern (A)                                           20,603             746
   Southern Union                                          2,768              74
   TECO Energy (A)                                         6,000             122
   UGI                                                     2,950              80
   Vectren                                                 1,991              59
   Wisconsin Energy                                        3,149             151
   Xcel Energy                                            12,381             264
                                                                   -------------
                                                                          15,213
                                                                   -------------
Total Common Stock
   (Cost $272,131) ($ Thousands)                                         379,757
                                                                   -------------
AFFILIATED PARTNERSHIP -- 10.5%
   SEI Liquidity Fund, L.P.,
      2.810%**+ (E)                                   40,588,429          40,588
                                                                   -------------
Total Affiliated Partnership
   (Cost $40,588) ($ Thousands)                                           40,588
                                                                   -------------


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 63

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Concluded)
May 31, 2008

                                                     Face Amount
                                                   ($ Thousands)    Market Value
Description                                              /Shares   ($ Thousands)
------------------------------------------------   -------------   -------------
U.S. TREASURY OBLIGATION (C) (D) -- 0.1%
   U.S. Treasury Bills
      1.572%, 06/12/08                             $         480   $         480
                                                                   -------------
Total U.S. Treasury Obligation
   (Cost $480) ($ Thousands)                                                 480
                                                                   -------------
CASH EQUIVALENT -- 1.5%
   SEI Daily Income Trust,
      Prime Obligation Fund, Cl A,
      2.460%**+                                        5,868,707           5,869
                                                                   -------------
Total Cash Equivalent
   (Cost $5,869) ($ Thousands)                                             5,869
                                                                   -------------
Total Investments -- 110.3%
   (Cost $319,068) ($ Thousands)                                   $     426,694
                                                                   =============

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows:

                           NUMBER OF                  UNREALIZED
         TYPE OF           CONTRACTS   EXPIRATION    APPRECIATION
        CONTRACT              LONG        DATE      ($ THOUSANDS)
------------------------   ---------   ----------   -------------
S&P 500 Index E-Mini          110       Jun-2008             $471
S&P Mid 400 Index E-Mini       5        Jun-2008               53
                                                         --------
                                                             $524
                                                         ========

Percentages are based on a Net Assets of $386,873 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of May 31, 2008.

+    Investment in Affiliated Security (see Note 3).

++   Real Estate Investment Trust

(A) This security or a partial position of this security is on loan at May 31, 2008. The total value of securities on loan at May 31, 2008 was $39,325
     ($ Thousands).

(B) The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

(C) Zero coupon security. The rate reported is the effective yield at time of purchase.

(D) Security, or portion thereof, has been pledged as collateral on open future contracts.

(E) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of this security as of May 31, 2008 was $40,588 ($ Thousands).

Cl -- Class

L.P. -- Limited Partnership

Ser -- Series

The accompanying notes are an integral part of the financial statements.


      64 SEI Institutional Investments Trust / Annual Report / May 31, 2008

SCHEDULE OF INVESTMENTS

Small Cap Fund
May 31, 2008

                                  (BAR CHART)

SECTOR WEIGHTINGS (UNAUDITED)++:

Affiliated Partnership       23.2%
Information Technology       14.5%
Financials                   13.6%
Industrials                  11.6%
Health Care                  8.9%
Consumer Discretionary       8.8%
Energy                       6.0%
Short-Term Investments       3.9%
Materials                    3.8%
Consumer Staples             2.2%
Utilities                    2.0%
Telecommunication Services   1.2%
U.S. Treasury Obligation     0.2%
Exchange Traded Fund         0.1%
Warrants                     0.0%

++ Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
COMMON STOCK -- 94.3%

CONSUMER DISCRETIONARY -- 11.4%

   1-800-FLOWERS.COM, Cl A*                               52,500   $         435
   Aaron Rents                                            19,300             432
   Advance Auto Parts                                     24,400             983
   Aeropostale* (A)                                        5,750             201
   Aftermarket Technology*                                66,638           1,492
   AH Belo, Cl A (A)                                      22,339             212
   AirMedia Group ADR*                                    16,500             289
   American Axle & Manufacturing
      Holdings (A)                                       108,163           2,011
   American Greetings, Cl A (A)                           81,310           1,517
   America's Car-Mart*                                     4,334              71
   Amerigon* (A)                                          62,320             774
   AnnTaylor Stores*                                      79,222           2,169
   Arctic Cat (A)                                         68,600             543
   ArvinMeritor (A)                                      112,700           1,687
   Audiovox, Cl A*                                         9,256              99
   Bally Technologies*                                    36,700           1,652
   Bebe Stores (A)                                       150,630           1,722
   Belo, Cl A                                            111,698           1,068
   Big 5 Sporting Goods                                   43,300             389
   Big Lots*                                              15,009             466
   BJ's Restaurants* (A)                                  80,619           1,034
   Blockbuster, Cl A*                                     34,949             114
   Blue Nile* (A)                                         32,760           1,746
   Bluegreen*                                             10,699              76
   Blyth                                                  58,181           1,132
   Brown Shoe                                             66,568           1,124
   Buckle (A)                                             24,500           1,123
   Callaway Golf                                         116,696           1,482
   Capella Education*                                     37,500           2,434
   Career Education*                                      19,671             360
   Carrols Restaurant Group*                              72,960             506
   Carter's* (A)                                          63,869             952
   Casual Male Retail Group* (A)                         450,400           1,842
   Cato, Cl A (A)                                        157,292           2,469
   CBRL Group (A)                                         66,601           1,961

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   CEC Entertainment*                                     37,286   $       1,348
   Century Casinos*                                      135,640             543
   Champion Enterprises* (A)                              58,900             492
   Charming Shoppes* (A)                                 279,700           1,625
   Childrens Place Retail Stores*                         10,000             344
   Chipotle Mexican Grill, Cl A* (A)                      34,600           3,193
   Chipotle Mexican Grill, Cl B*                           1,375             114
   Christopher & Banks                                    28,900             325
   Cinemark Holdings (A)                                  28,615             414
   CKE Restaurants                                        25,400             301
   Coldwater Creek* (A)                                  102,496             670
   Collective Brands* (A)                                 45,754             518
   Columbia Sportswear (A)                                10,400             456
   Cooper Tire & Rubber (A)                              100,790           1,107
   Corinthian Colleges* (A)                              118,700           1,519
   CROCS* (A)                                            255,900           2,613
   CSS Industries                                         11,200             330
   Ctrip.com International ADR (A)                        18,630           1,088
   Dana* (A)                                             228,600              --
   Deckers Outdoor*                                        5,272             721
   Denny's*                                               22,115              90
   DeVry                                                  23,590           1,346
   Dick's Sporting Goods* (A)                             34,864             807
   Dolan Media*                                           27,080             504
   Dover Downs Gaming &
      Entertainment (A)                                   41,950             366
   DreamWorks Animation SKG, Cl A*                         6,200             196
   Dress Barn*                                            37,500             580
   DSW, Cl A* (A)                                        209,247           3,091
   Dufry South America
      (United Kingdom)*                                   52,300           1,240
   Eddie Bauer Holdings* (A)                             249,300           1,152
   Entercom Communications, Cl A (A)                      53,381             517
   Entravision Communications, Cl A*                      16,342              87
   Ethan Allen Interiors (A)                             112,464           3,153
   Focus Media Holding ADR* (A)                           60,247           2,427
   Fossil* (A)                                            22,500             713
   FTD Group                                              21,483             317
   Furniture Brands International                          2,700              38
   Gaiam, Cl A* (A)                                      102,760           1,594
   Gaylord Entertainment* (A)                             10,400             295
   Genesco* (A)                                           18,457             530
   Genius Products*                                      379,930              95
   Getty Images*                                           5,683             190
   Gildan Activewear, Cl A*                               31,200             918
   Global Sources* (A)                                    50,370             761
   Group 1 Automotive (A)                                 20,700             539
   Gymboree*                                              54,660           2,522
   Hanesbrands*                                           30,050             992
   hhgregg* (A)                                           43,500             478
   Hibbett Sports* (A)                                    37,242             783
   Hillenbrand                                             5,861             130
   Hooker Furniture                                       12,400             250
   HOT Topic*                                             29,100             153


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 65

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Ihop                                                      998   $          47
   Interactive Data                                        8,400             231
   ITT Educational Services*                               1,971             143
   J Crew Group* (A)                                      43,800           1,632
   Jack in the Box* (A)                                   97,200           2,387
   Jackson Hewitt Tax Service                             37,700             529
   Jakks Pacific* (A)                                     42,497           1,003
   Jarden* (A)                                            83,661           1,569
   Journal Communications, Cl A                          152,400             893
   K12*                                                   17,303             465
   Lakeland Industries*                                   85,982           1,074
   Leapfrog Enterprises, Cl A* (A)                       100,679             832
   Lear* (A)                                              30,100             775
   Lee Enterprises                                       131,600             895
   Libbey                                                182,200           2,101
   Life Time Fitness* (A)                                 42,318           1,694
   Lifetime Brands                                        99,350             696
   Lin TV, Cl A*                                          11,911             109
   Lincoln Educational Services*                           3,700              46
   LKQ* (A)                                              169,470           3,755
   LodgeNet Interactive*                                  50,460             328
   Lululemon Athletica* (A)                               66,100           2,115
   Lumber Liquidators* (A)                                12,700             202
   M/I Homes (A)                                           3,700              64
   Martha Stewart Living Omnimedia,
      Cl A* (A)                                          127,200           1,102
   Marvel Entertainment* (A)                              58,575           1,993
   Matthews International, Cl A                           16,121             768
   McCormick & Schmick's Seafood
      Restaurants*                                        67,566             643
   MDC Partners, Cl A*                                   477,000           3,696
   Media General, Cl A (A)                                49,916             761
   Men's Wearhouse (A)                                    50,003           1,037
   Meredith (A)                                           35,800           1,175
   Midas*                                                  7,100             114
   Modine Manufacturing (A)                               85,200           1,341
   Morgans Hotel Group* (A)                               58,710             756
   Morningstar*                                           26,164           1,856
   National CineMedia                                     34,020             677
   Nautilus (A)                                           23,300             157
   NetFlix* (A)                                          102,503           3,112
   Nexstar Broadcasting Group, Cl A*                       4,100              24
   NutriSystem                                            10,060             206
   O'Charleys (A)                                         48,268             536
   OfficeMax                                               5,800             126
   Orient-Express Hotels, Cl A                            34,000           1,599
   Pacific Sunwear of California*                         60,293             573
   Peet's Coffee & Tea* (A)                               43,483           1,016
   Perry Ellis International*                             35,333             963
   PetSmart                                               34,305             804
   PF Chang's China Bistro* (A)                            5,600             149
   Phillips-Van Heusen                                    57,297           2,603
   Pier 1 Imports* (A)                                   136,880             987
   Pinnacle Entertainment* (A)                            89,700           1,244

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Playboy Enterprises, Cl B*                              7,525   $          45
   Polaris Industries (A)                                 36,755           1,753
   Pre-Paid Legal Services*                                1,962              82
   priceline.com* (A)                                     28,400           3,821
   Princeton Review*                                      23,200             178
   Quiksilver* (A)                                       578,900           4,943
   Raser Technologies* (A)                                39,800             438
   RC2* (A)                                               71,383           1,378
   RCN                                                    48,623             589
   Red Robin Gourmet Burgers* (A)                         13,200             444
   Regis (A)                                              93,220           2,829
   Rent-A-Center, Cl A* (A)                              158,852           3,333
   Retail Ventures*                                      166,367             928
   Rex Stores*                                             4,542              76
   RRSat Global Communications
      Network                                             70,100             865
   Ruby Tuesday (A)                                       73,100             547
   Russ Berrie*                                           19,000             230
   Ruth's Chris Steak House* (A)                          53,400             377
   Ryland Group (A)                                       28,318             787
   Saks* (A)                                              49,700             687
   Sally Beauty Holdings* (A)                            124,701             940
   Scholastic* (A)                                        86,081           2,677
   Scientific Games, Cl A* (A)                            54,589           1,765
   Select Comfort*                                        31,934              94
   Shoe Carnival*                                         61,300             895
   Shuffle Master*                                        17,995             112
   Shutterfly* (A)                                       202,100           2,912
   Sinclair Broadcast Group, Cl A (A)                     84,500             758
   Skechers U.S.A., Cl A*                                 27,700             666
   Smith & Wesson Holding*                               134,300             775
   Snap-On                                                20,585           1,275
   Sonic* (A)                                             36,700             704
   Sonic Automotive, Cl A (A)                            107,400           2,003
   Sotheby's                                              32,593             874
   Stage Stores                                           45,503             615
   Stamps.com*                                            35,825             523
   Standard Pacific (A)                                   48,783             153
   Starwood Hotels & Resorts
      Worldwide                                           77,100           3,731
   Steven Madden*                                          2,800              57
   Stewart Enterprises, Cl A                              47,604             328
   Stoneridge*                                             3,300              55
   Strayer Education (A)                                   9,217           1,842
   Syntax-Brillian*                                      206,011             165
   Talbots (A)                                            55,644             403
   Tecnisa (Brazil)                                      356,200           2,042
   Tempur-Pedic International (A)                        135,901           1,460
   Texas Roadhouse, Cl A* (A)                            115,400           1,273
   Thor Industries (A)                                    47,700           1,286
   Thunderbird Resorts PIPE* (B) (C) (D)                 140,900           1,268
   Thunderbird Resorts PIPE* (C) (D)                       3,000              27
   True Religion Apparel* (A)                             61,300           1,550
   Tupperware Brands (A)                                  85,335           3,268


      66 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Tween Brands*                                          11,681   $         232
   Under Armour, Cl A* (A)                                30,790           1,102
   Unifirst                                                  800              38
   Universal Electronics*                                 50,821           1,292
   Vail Resorts* (A)                                       8,366             417
   Valassis Communications*                               62,500             993
   Warnaco Group*                                         46,213           2,227
   Warner Music Group (A)                                169,938           1,528
   WMS Industries* (A)                                    59,052           2,187
   World Wrestling Entertainment,
      Cl A (A)                                            10,800             180
   Zumiez*                                                77,620           1,627
                                                                   -------------
                                                                         207,394
                                                                   -------------
CONSUMER STAPLES -- 2.9%

   Alliance One International*                           229,900           1,382
   American Dairy* (A)                                     5,541              70
   American Oriental Bioengineering* (A)                  13,300             158
   Andersons                                               7,312             310
   Asiatic Development (Malaysia)                        675,000           1,729
   Bare Escentuals* (A)                                   55,000           1,103
   BJ's Wholesale Club* (A)                               40,800           1,611
   Boston Beer, Cl A* (A)                                 24,150             961
   Cal-Maine Foods                                        12,000             374
   Casey's General Stores                                 33,877             742
   Central Garden and Pet, Cl A* (A)                      89,277             666
   Central Garden and Pet* (A)                            53,395             427
   Chattem* (A)                                           20,945           1,302
   Chiquita Brands International*                         13,520             329
   Constellation Brands, Cl A*                            46,300             987
   Corn Products International                            22,131           1,040
   Cosan Industria e Comercio (Brazil)                   154,900           2,406
   Darling International*                                122,901           1,980
   Dean Foods*                                            58,831           1,280
   Del Monte Foods                                       206,791           1,801
   Elizabeth Arden*                                       32,417             487
   Flowers Foods                                          72,640           2,043
   Fresh Del Monte Produce*                               25,263             746
   Great Atlantic & Pacific Tea*                          11,598             289
   Hain Celestial Group* (A)                              85,500           2,460
   Hansen Natural*                                        26,180             818
   Herbalife                                              18,150             700
   Imperial Sugar                                            197               3
   Lancaster Colony                                       14,215             466
   Lance                                                 120,173           2,513
   Longs Drug Stores                                      27,238           1,292
   Molson Coors Brewing, Cl B                             27,100           1,571
   Nash Finch (A)                                         28,895           1,105
   NBTY*                                                  13,005             425
   Nu Skin Enterprises, Cl A                              52,230             895
   Pantry*                                               179,647           2,192
   Pilgrim's Pride                                           100               3
   Ralcorp Holdings* (A)                                  23,961           1,438

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Revlon, Cl A*                                          82,632   $          73
   Ruddick                                                80,032           2,843
   Sanderson Farms (A)                                    46,100           2,302
   Spartan Stores                                         58,800           1,410
   Universal (A)                                          56,385           2,797
   WD-40                                                   4,086             142
   Weis Markets                                           41,200           1,422
   Whole Foods Market (A)                                 51,700           1,499
                                                                   -------------
                                                                          52,592
                                                                   -------------
ENERGY -- 7.6%

   Allis-Chalmers Energy* (A)                             49,000             841
   Alon USA Energy (A)                                    76,488           1,171
   Alpha Natural Resources* (A)                           24,290           1,984
   American Oil & Gas*                                    77,400             289
   Approach Resources*                                    48,358           1,085
   Arena Resources*                                      112,934           5,656
   Arlington Tankers (A)                                  91,800           2,136
   Atlas America (A)                                      18,551           1,273
   ATP Oil & Gas* (A)                                     86,572           3,692
   Atwood Oceanics*                                       12,800           1,304
   Basic Energy Services* (A)                             59,013           1,698
   Berry Petroleum, Cl A (A)                              35,270           1,905
   Bill Barrett*                                           9,412             507
   Bois d'Arc Energy*                                      4,200             103
   BP Prudhoe Bay Royalty Trust                            1,200             113
   BPZ Energy PIPE*                                       98,500           2,240
   BPZ Resources*                                         25,390             577
   Brigham Exploration*                                    7,400             108
   Bronco Drilling*                                        4,200              76
   Cal Dive International* (A)                           282,837           3,954
   Callon Petroleum*                                       3,800              98
   CARBO Ceramics (A)                                     29,400           1,402
   Carrizo Oil & Gas* (A)                                 38,380           2,570
   Cimarex Energy (A)                                     32,210           2,195
   Complete Production Services* (A)                     125,100           3,586
   Comstock Resources* (A)                                41,172           2,361
   Core Laboratories*                                      7,930           1,085
   Dawson Geophysical*                                     1,949             133
   Delek US Holdings                                      16,300             212
   Delta Petroleum* (A)                                   36,582             808
   Denbury Resources*                                     13,500             459
   Double Hull Tankers                                    61,800             635
   Dresser-Rand Group*                                    37,700           1,520
   Dril-Quip*                                             31,069           1,813
   Encore Acquisition*                                    33,650           2,247
   Energy Partners* (A)                                  203,400           3,065
   EXCO Resources*                                        20,967             523
   Exterran Holdings*                                     36,572           2,689
   Foundation Coal Holdings                                9,900             661
   Geokinetics*                                           13,400             257
   Global Industries*                                     53,500             923
   GMX Resources*                                         13,261             640
   Grey Wolf* (A)                                        461,293           3,613


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 67

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Gulfmark Offshore*                                     12,100   $         812
   Helmerich & Payne                                      15,855             993
   Hercules Offshore* (A)                                 89,953           3,052
   Holly                                                  98,623           4,188
   IHS, Cl A*                                             14,090             839
   Infinity Bio-Energy*                                  607,719           1,960
   International Coal Group*                              10,600             107
   ION Geophysical* (A)                                  295,990           4,852
   Kodiak Oil & Gas*                                     171,700             627
   Mariner Energy* (A)                                    60,215           1,969
   McMoRan Exploration*                                   22,913             731
   Meridian Resource*                                     27,641              61
   Mitcham Industries*                                     1,993              42
   NATCO Group, Cl A*                                     17,273             816
   Newfield Exploration*                                  12,505             791
   North American Energy Partners*                        50,900             911
   Oil Sands Quest* (A)                                  241,800           1,105
   Oil Sands Quest PIPE*                                  74,000             338
   Oil States International*                              33,300           1,945
   Omni Energy Services*                                  14,927              84
   OPTI (Canada)*                                         78,800           1,784
   Overseas Shipholding Group                              9,900             783
   Parker Drilling* (A)                                  148,800           1,330
   Patterson-UTI Energy                                    5,000             157
   Penn Virginia                                          17,919           1,129
   PetroHawk Energy*                                     111,211           3,267
   Petroleum Development*                                 15,360           1,061
   Petroquest Energy*                                      4,709             104
   Pioneer Drilling*                                      69,363           1,235
   Quicksilver Resources*                                  3,900             142
   Regency Energy Partners                                 3,675              99
   Rentech* (A)                                          726,800           1,693
   Rex Energy*                                            21,153             473
   Rosetta Resources* (A)                                 21,200             571
   RPC (A)                                               136,200           2,039
   SEACOR Holdings*                                       10,200             908
   St. Mary Land & Exploration                            14,700             749
   StealthGas                                            114,100           1,942
   Stone Energy*                                          37,433           2,530
   Superior Energy Services*                              45,988           2,469
   Superior Well Services* (A)                            59,500           1,472
   Swift Energy* (A)                                     117,117           6,752
   Synenco Energy (Canada)* (B)                           27,419             248
   Synenco Energy, Cl A (Canada)*                        268,000           2,419
   T-3 Energy Services, Cl 3*                             13,300             861
   Tesco* (A)                                             24,900             837
   Tesoro (A)                                             28,776             715
   Tetra Technologies*                                    67,800           1,459
   Trico Marine Services*                                    163               6
   TXCO Resources*                                         9,457             105
   Uranium One (Canada)*                                 118,875             596
   Uranium Resources*                                     43,329             193
   Vaalco Energy*                                         57,252             421
   Venoco*                                                34,100             681

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Warren Resources*                                      24,000   $         324
   W-H Energy Services, Cl H*                             31,098           2,660
   Whiting Petroleum*                                      5,673             531
   Willbros Group* (A)                                    60,367           2,504
   World Fuel Services                                    30,585             737
                                                                   -------------
                                                                         138,416
                                                                   -------------
FINANCIALS -- 17.6%

   Acadia Realty Trust++                                     100               2
   Advance America Cash Advance
      Centers                                            121,228             841
   Advanta, Cl B                                          33,450             291
   Affiliated Managers Group* (A)                         20,000           2,050
   Alesco Financial++                                     31,908              85
   Alexander's++*                                            989             341
   Alexandria Real Estate Equities++ (A)                  10,936           1,141
   AMB Property++                                         40,300           2,375
   Amcore Financial (A)                                   43,120             423
   American Campus Communities++ (A)                      21,808             663
   American Equity Investment Life
   Holding (A)                                           134,548           1,422
   American Physicians Capital                            15,000             683
   Amerisafe*                                             45,187             718
   Amtrust Financial Services                             54,287             812
   Annaly Capital Management++                            20,188             360
   Anthracite Capital++ (A)                               80,868             758
   Anworth Mortgage Asset++ (A)                          376,098           2,659
   AON                                                    39,700           1,873
   Apollo Investments*                                    42,400             765
   Arbor Realty Trust++ (A)                               49,221             692
   Ares Capital                                           57,733             715
   Ashford Hospitality Trust++ (A)                       109,370             672
   Aspen Insurance Holdings                               64,600           1,651
   Assured Guaranty                                       98,342           2,272
   AvalonBay Communities++ (A)                            33,300           3,370
   Banco Latinoamericano de
   Exportaciones, Cl E                                    49,300             894
   Bancorp*                                                  100               1
   Bancorp Rhode Island                                    6,200             206
   Bancorpsouth (A)                                       39,302             930
   Bank Mutual (A)                                        75,189             834
   Bank of the Ozarks (A)                                 12,800             312
   BankAtlantic Bancorp, Cl A (A)                          7,306              13
   Berkshire Hills Bancorp                                41,800           1,058
   BioMed Realty Trust++ (A)                              35,500             933
   Boston Private Financial Holdings                      15,543             131
   Boston Properties++ (A)                                57,600           5,630
   Brasil Brokers Participacoes*                           2,400           2,413
   Calamos Asset Management, Cl A                         31,993             647
   Camden Property Trust++ (A)                            38,000           1,872
   Canaccord Capital                                     102,700           1,054
   Capital Lease Funding++                               203,600           1,688
   Capital Trust, Cl A++                                     784              23


      68 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   CapitalSource++                                       136,047   $       2,090
   Capstead Mortgage++                                   260,200           3,565
   Cardinal Financial                                     72,352             622
   Cardtronics*                                           86,600             854
   Cascade Bancorp (A)                                    58,300             511
   Cash America International                             47,364           1,694
   Castlepoint Holdings                                   96,500           1,041
   Cathay General Bancorp (A)                             26,100             401
   CBL & Associates Properties++                          27,778             731
   Cedar Shopping Centers++                               53,100             648
   Center Financial                                        9,672              91
   Centerline Holding                                      5,000              12
   Central Pacific Financial (A)                          99,011           1,477
   Chemical Financial (A)                                 54,900           1,340
   Chimera Investment++ (A)                               58,880             816
   Citizens Republic Bancorp (A)                          65,138             361
   City Bank                                               3,469              50
   City Holding                                           29,800           1,282
   CME Group, Cl A                                         1,634             703
   CNA Surety*                                            40,600             594
   Cohen & Steers                                         22,800             688
   Columbia Bancorp                                       28,100             321
   Community Bancorp*                                      3,915              31
   Community Bank System                                  18,288             441
   Community Trust Bancorp                                13,192             404
   Companhia Brasileira de
      Desenvolvimento Imobiliario
      Turistico (Brazil)*                                  3,800           1,946
   Corporate Office Properties Trust++ (A)                65,900           2,498
   Cousins Properties++ (A)                               56,100           1,485
   Crawford, Cl B*                                        12,924              77
   CVB Financial (A)                                       7,400              78
   Danvers Bancorp*                                       85,000           1,024
   Darwin Professional Underwriters*                      32,100             913
   DCT Industrial Trust++                                    200               2
   Deerfield Capital++                                    14,072              13
   Delphi Financial Group, Cl A                           74,200           2,144
   DiamondRock Hospitality++ (A)                          58,741             805
   Digital Realty Trust++                                  3,250             137
   Dime Community Bancshares                              36,663             667
   Discover Financial Services                            21,254             365
   Dollar Financial* (A)                                 105,291           2,098
   Downey Financial (A)                                   14,660              99
   DuPont Fabros Technology++                             55,794           1,129
   E*Trade Financial* (A)                                 59,853             245
   East West Bancorp (A)                                  95,340           1,262
   Eastern Insurance Holdings                             25,600             419
   EastGroup Properties++                                  8,500             404
   Eaton Vance                                            24,168           1,028
   Education Realty Trust++                               79,872           1,042
   eHealth* (A)                                           23,987             598
   EMC Insurance Group                                     4,971             139
   Employers Holdings                                     69,198           1,321

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Encore Bancshares*                                     30,820   $         547
   Entertainment Properties Trust++                        3,300             182
   Equity Lifestyle Properties++                           8,784             436
   Equity One++ (A)                                       29,174             677
   Equity Residential++ (A)                               79,600           3,366
   ESSA Bancorp                                           34,200             428
   Essex Property Trust++ (A)                             20,300           2,425
   Evercore Partners, Cl A (A)                           111,200           1,619
   Extra Space Storage++ (A)                             136,000           2,264
   Ezcorp, Cl A*                                          67,852             857
   FBL Financial Group, Cl A                              40,400           1,085
   FCStone Group*                                         42,687           1,670
   Federal Realty Investment Trust++ (A)                  46,800           3,773
   Financial Federal (A)                                  56,405           1,370
   First American                                         48,400           1,625
   First Financial Bancorp (A)                            84,087             958
   First Financial Bankshares                              8,500             389
   First Horizon National (A)                             44,060             423
   First Industrial Realty Trust++ (A)                    23,700             743
   First Mercury Financial*                               27,000             477
   First Midwest Bancorp (A)                              82,757           2,160
   First Niagara Financial Group (A)                     118,800           1,682
   First Place Financial                                  19,000             242
   FirstFed Financial* (A)                                67,658             997
   FirstMerit (A)                                        179,585           3,628
   Flagstar Bancorp (A)                                   82,300             391
   Flushing Financial                                     78,400           1,538
   FNB (Pennsylvania)                                     24,042             360
   Fpic Insurance Group*                                  29,200           1,329
   Frontier Financial                                      5,409              80
   GAMCO Investors, Cl A                                   9,612             510
   General Shopping Brasil (Brazil)*                     296,900           2,329
   Getty Realty++                                          4,700              82
   GFI Group                                              50,820             602
   Glacier Bancorp (A)                                    41,782             867
   Gladstone Capital                                      17,282             307
   Gluskin Sheff + Associates (Canada)                    79,000           1,821
   GMP Capital Trust*                                     15,500             262
   GMP Capital Trust (Canada)                             60,000           1,015
   Gramercy Capital++ (A)                                 86,713           1,452
   Greenhill (A)                                          29,317           1,766
   Grubb & Ellis                                         282,160           1,614
   Hallmark Financial Services*                           19,619             249
   Hancock Holding (A)                                    50,974           2,268
   Hanmi Financial                                        37,672             241
   Hanover Insurance Group                                27,524           1,269
   Harleysville Group                                      4,400             172
   Hatteras Financial++* (A)                              63,000           1,679
   HCP++ (A)                                              63,100           2,162
   Health Care++ (A)                                      12,100             584
   Hercules Technology Growth Capital                     95,806             994
   Hersha Hospitality Trust++                            342,000           3,252
   Highbury Financial* (A)                               145,700             400


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 69

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Highwoods Properties++                                  3,700          $  133
   Hilb Rogal & Hobbs (A)                                 84,100           2,604
   Home Federal Bancorp                                   44,850             525
   Home Properties++                                       7,222             370
   Horace Mann Educators                                  40,208             655
   HRPT Properties Trust++                               159,600           1,243
   IBERIABANK                                              2,895             153
   IMPAC Mortgage Holdings++ (A)                          87,200              95
   Imperial Capital Bancorp                                4,349              44
   Independent Bank                                       18,800             551
   Infinity Property & Casualty                           30,629           1,235
   Inland Real Estate++                                    6,100              96
   Interactive Brokers Group, Cl A*                       40,430           1,317
   IntercontinentalExchange*                               4,700             650
   International Bancshares                               19,645             498
   Intervest Bancshares, Cl A                              2,850              25
   Investors Bancorp*                                     28,200             403
   Investors Real Estate Trust++ (A)                     176,200           1,843
   IPC Holdings (A)                                       62,476           1,774
   Irwin Financial (A)                                    47,500             195
   Jefferies Group (A)                                    68,000           1,224
   Jones Lang LaSalle                                     11,605             819
   Kansas City Life Insurance                             18,960             996
   KBW* (A)                                               50,589           1,246
   Knight Capital Group, Cl A* (A)                        67,364           1,200
   LandAmerica Financial Group,
      Cl A (A)                                             6,325             188
   Lazard, Cl A                                           16,190             617
   Lexington Realty Trust++ (A)                           47,800             745
   LTC Properties++                                       11,701             325
   Macerich++ (A)                                         51,800           3,705
   Mack-Cali Realty++                                     74,500           2,879
   MainSource Financial Group                             48,700             817
   MarketAxess Holdings*                                  74,510             583
   Marlin Business Services*                              61,798             441
   Marsh & McLennan                                       24,592             670
   Max Capital Group                                      41,000             989
   Meadowbrook Insurance Group                           275,700           1,894
   Medical Properties Trust++                             12,900             158
   Meruelo Maddux Properties* (A)                        299,700             839
   MFA Mortgage Investments++ (A)                        715,496           5,202
   Mid-America Apartment
      Communities++                                       17,142             960
   Montpelier Re Holdings (A)                             84,800           1,422
   MSCI, Cl A*                                            71,220           2,531
   National Financial Partners                            19,727             482
   National Health Investors++                             5,581             173
   National Penn Bancshares                                6,905             118
   National Retail Properties++ (A)                       72,624           1,649
   Nationwide Health Properties++ (A)                     49,012           1,673
   Navigators Group*                                      63,230           3,192
   NBT Bancorp (A)                                        79,700           1,954
   Nelnet, Cl A                                           86,735           1,144
   New York Community Bancorp                             18,700             384

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   NewAlliance Bancshares (A)                             92,097          $1,234
   Newcastle Investment++ (A)                             30,000             298
   NorthStar Realty Finance++ (A)                         90,952             910
   NYSE Euronext                                           3,600             230
   Odyssey Re Holdings (A)                                24,100             905
   Old National Bancorp (A)                               94,730           1,656
   Omega Healthcare Investors++                           45,268             807
   optionsXpress Holdings                                 47,218           1,078
   Oriental Financial Group                               24,300             442
   Pacific Capital Bancorp                                10,362             207
   PacWest Bancorp (A)                                    31,279             659
   Parkway Properties++                                      136               5
   PennantPark Investment                                 91,160             743
   Pennsylvania Real Estate Investment
      Trust++ (A)                                          3,500              94
   PHH*                                                   83,700           1,576
   Pico Holdings* (A)                                     27,658           1,147
   Piper Jaffray* (A)                                     45,638           1,734
   Platinum Underwriters Holdings                        107,957           3,829
   PMA Capital, Cl A*                                     21,819             218
   Portfolio Recovery Associates*                          2,721             112
   Post Properties++                                       4,078             145
   Potlatch++                                             25,078           1,212
   Preferred Bank                                         10,247              91
   Presidential Life                                      38,700             682
   ProAssurance*                                          36,163           1,853
   Prologis++                                             88,500           5,481
   Prosperity Bancshares                                  34,800           1,112
   Provident Bankshares (A)                               55,600             532
   Provident New York Bancorp                             28,400             369
   PS Business Parks++                                    14,100             811
   Public Storage++                                       40,224           3,545
   Rainier Pacific Financial Group                        13,122             171
   RAIT Financial Trust++ (A)                             91,528             815
   RAM Holdings* (A)                                      86,300             108
   Rayonier++                                              8,100             384
   Realty Income++ (A)                                    54,825           1,343
   RenaissanceRe Holdings                                 12,000             626
   Renasant                                               32,500             755
   Republic Bancorp, Cl A                                  4,800             120
   Riskmetrics Group* (A)                                100,030           2,075
   RLI                                                    34,218           1,750
   S&T Bancorp                                            21,600             702
   Safety Insurance Group (A)                             38,187           1,476
   Santander BanCorp (A)                                  43,665             610
   SCBT Financial                                          5,109             170
   SeaBright Insurance Holdings*                           7,200             110
   Selective Insurance Group (A)                          72,406           1,584
   Senior Housing Properties Trust++                      12,800             284
   Sierra Bancorp (A)                                      7,800             172
   Signature Bank NY* (A)                                 74,621           2,130
   Simmons First National, Cl A                            8,800             268
   Simon Property Group++ (A)                             61,200           6,080
   SL Green Realty++ (A)                                  47,200           4,706


      70 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   South Financial Group (A)                             107,184   $         591
   Southside Bancshares (A)                                7,770             170
   Southwest Bancorp                                      14,267             242
   St. Joe                                                 1,350              52
   State Auto Financial                                   17,300             477
   Sterling Bancshares (A)                               106,567           1,089
   Sterling Financial (A)                                133,776           1,188
   Stewart Information Services                           78,700           1,861
   Stifel Financial*                                       7,400             422
   Strategic Hotels & Resorts++ (A)                      108,900           1,497
   Student Loan                                            4,600             552
   Sun Communities++                                      57,000           1,143
   Superior Bancorp* (A)                                  14,988             222
   SVB Financial Group*                                   23,790           1,219
   SWS Group                                              81,650           1,509
   Taubman Centers++                                      41,400           2,225
   TCF Financial                                          74,866           1,237
   TD Ameritrade Holding*                                 38,131             691
   Texas Capital Bancshares*                              21,309             386
   Titanium Asset*                                       132,700             746
   Tompkins Financial (A)                                  7,400             336
   Tower Group                                             9,291             242
   TradeStation Group*                                    12,927             136
   Trustco Bank                                           30,300             265
   Trustmark (A)                                          30,516             609
   UCBH Holdings (A)                                     369,634           1,804
   UMB Financial                                          10,869             567
   Umpqua Holdings (A)                                    28,400             396
   UnionBanCal                                            14,701             736
   United Bankshares (A)                                  39,498           1,121
   United Financial Bancorp                               71,200             871
   United Fire & Casualty                                 26,800             967
   Universal Health Realty Income Trust++                  4,507             154
   Uranium Participation*                                143,900           1,438
   Validus Holdings                                       35,100             734
   Value Creation* (C) (D)                               100,165           1,008
   Ventas++                                               61,500           2,931
   Victory Acquisition*                                   54,695             518
   ViewPoint Financial Group                              23,300             377
   Virginia Commerce Bancorp* (A)                         32,970             199
   Vornado Realty Trust++                                 15,000           1,466
   Waddell & Reed Financial, Cl A (A)                     30,992           1,096
   Washington Federal                                     30,040             673
   Washington Real Estate Investment
      Trust++ (A)                                         38,976           1,313
   Weingarten Realty Investors++ (A)                      23,400             807
   WesBanco                                               44,700             983
   Westamerica Bancorporation                              7,800             433
   Westfield Financial                                   102,900           1,010
   Whitney Holding (A)                                    54,800           1,245
   Wilshire Bancorp                                       40,800             364
   Winthrop Realty Trust++ (A)                            63,800             282
   Wintrust Financial                                     17,322             540

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   World Acceptance* (A)                                  76,407   $       3,379
   WR Berkley                                             26,100             707
   WSFS Financial                                         23,800           1,213
   Zenith National Insurance (A)                         106,571           4,300
                                                                   -------------
                                                                         321,120
                                                                   -------------
HEALTH CARE -- 11.5%

   3SBio ADR*                                             90,700             981
   Abaxis*                                                53,820           1,582
   Abiomed* (A)                                           29,700             439
   Abraxis Bioscience*                                    12,800             831
   Acadia Pharmaceuticals* (A)                           109,400             963
   Accelrys*                                             126,600             825
   Achillion Pharmaceuticals*                             84,345             258
   Acorda Therapeutics*                                   25,035             540
   Advanced Medical Optics* (A)                           80,500           1,950
   Affymax* (A)                                           11,800             176
   Affymetrix* (A)                                       185,800           2,242
   Air Methods*                                            1,678              65
   Akorn*                                                 20,600              98
   Albany Molecular Research*                             33,200             464
   Alexion Pharmaceuticals* (A)                           26,920           1,921
   Align Technology* (A)                                  71,239             938
   Alkermes* (A)                                          49,765             631
   Allscripts Healthcare Solutions*                       23,790             296
   Alnylam Pharmaceuticals* (A)                            5,000             144
   Alpharma, Cl A*                                        42,263           1,065
   AMAG Pharmaceuticals*                                   3,108             124
   Amedisys* (A)                                          43,290           2,200
   America Service Group*                                 30,600             276
   American Dental Partners*                              39,100             470
   American Medical Systems
      Holdings* (A)                                       30,012             453
   AMERIGROUP*                                             2,897              80
   AMN Healthcare Services*                              160,100           2,787
   Amsurg, Cl A* (A)                                     153,360           4,183
   Analogic                                                7,656             513
   Angiodynamics*                                          5,900              91
   Animal Health International*                           63,427             431
   APP Pharmaceuticals* (A)                              109,000           1,445
   Applera - Celera Group*                               119,100           1,534
   Apria Healthcare Group*                                68,200           1,149
   Arena Pharmaceuticals* (A)                            217,900           1,118
   Ariad Pharmaceuticals* (A)                            395,951           1,022
   Array Biopharma* (A)                                  102,838             640
   Arthrocare* (A)                                        85,119           3,755
   BioMarin Pharmaceutical* (A)                          109,530           4,181
   Bio-Reference Labs*                                     5,922             147
   Cambrex* (A)                                          173,400           1,066
   Capital Senior Living*                                  9,100              73
   Caraco Pharmaceutical Laboratories*                     6,344             109
   Cell Genesys* (A)                                     245,200             868
   Centene*                                               50,477           1,066


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 71

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Cephalon* (A)                                          67,500   $       4,570
   Cepheid*                                               38,882           1,023
   Charles River Laboratories
      International*                                       2,700             174
   Chemed (A)                                             42,395           1,536
   Community Health Systems*                              38,300           1,380
   Computer Programs & Systems                            50,691           1,011
   Conceptus* (A)                                         22,000             418
   Conmed*                                               156,049           4,165
   Cooper (A)                                            116,824           4,726
   Cougar Biotechnology PIPE*                             20,400             551
   Covance*                                               10,100             828
   Cross Country Healthcare*                             115,500           1,787
   Cubist Pharmaceuticals* (A)                           204,989           3,907
   CV Therapeutics* (A)                                  396,900           3,505
   Cyberonics*                                            11,900             211
   Cynosure, Cl A* (A)                                    51,903           1,273
   Cypress Bioscience* (A)                                82,812             674
   Dionex* (A)                                            20,584           1,501
   Discovery Laboratories* (A)                            71,300             133
   Eclipsys*                                              58,549           1,195
   Emergency Medical Services,
      Cl A* (A)                                           67,200           1,566
   Emergent Biosolutions*                                 24,200             260
   eResearch Technology*                                  87,890           1,405
   Exelixis* (A)                                         344,018           2,175
   Gentiva Health Services*                                1,700              34
   Greatbatch*                                             7,242             136
   GTx* (A)                                               12,800             192
   Haemonetics*                                           10,508             592
   Hanger Orthopedic Group*                               65,300             849
   Health Management Associates,
      Cl A*                                              109,400             849
   Health Net*                                            26,100             809
   HealthExtras*                                          48,737           1,523
   Healthspring*                                         102,660           1,907
   Healthways* (A)                                        46,460           1,501
   Hill-Rom Holdings                                      13,361             411
   HMS Holdings*                                          11,351             230
   Hologic* (A)                                          202,189           4,858
   Human Genome Sciences* (A)                            420,500           2,473
   ICU Medical*                                           38,900             991
   I-Flow*                                                87,791           1,205
   Illumina* (A)                                          25,190           1,978
   Immucor* (A)                                           70,555           1,893
   IMS Health                                             30,000             727
   Incyte* (A)                                           213,100           2,069
   Integra LifeSciences Holdings* (A)                      8,731             367
   InterMune* (A)                                         14,500             204
   Intuitive Surgical*                                       800             235
   Invacare                                               13,564             247
   Inverness Medical Innovations*                         17,880             654
   Isis Pharmaceuticals* (A)                              52,400             741
   Kendle International*                                  35,760           1,351

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Kensey Nash*                                           33,416      $      982
   Kindred Healthcare*                                   135,952           3,750
   KV Pharmaceutical, Cl A* (A)                           17,797             445
   LCA-Vision (A)                                         42,200             351
   LHC Group*                                             43,050             933
   LifePoint Hospitals*                                   50,831           1,626
   Magellan Health Services*                              89,188           3,589
   MannKind*                                              35,800             107
   Martek Biosciences* (A)                                14,600             551
   Masimo* (A)                                            18,100             626
   Medarex* (A)                                          592,500           5,160
   Medical Action Industries*                              2,445              32
   Medical Staffing Network Holdings*                     76,700             320
   Medicines*                                             71,700           1,312
   Medicis Pharmaceutical, Cl A (A)                       81,672           1,942
   Mentor                                                  9,300             293
   Meridian Bioscience                                    69,100           2,027
   Merit Medical Systems*                                  4,900              78
   Metabolix* (A)                                         82,400             925
   Micrus Endovascular* (A)                               83,000             939
   Minrad International*                                  28,900              65
   Molina Healthcare*                                      9,811             296
   Momenta Pharmaceuticals*                                7,000              90
   MWI Veterinary Supply*                                 25,637             982
   Myriad Genetics* (A)                                  106,052           5,135
   National Dentex*                                       21,200             241
   Neurocrine Biosciences* (A)                            66,300             327
   NovaMed*                                               44,924             177
   Noven Pharmaceuticals*                                 18,400             225
   NuVasive*                                              14,572             617
   Odyssey HealthCare*                                   202,000           2,204
   Omnicare (A)                                           19,521             478
   Omnicell*                                              66,659             885
   Omrix Biopharmaceuticals* (A)                          77,667           1,413
   Onyx Pharmaceuticals* (A)                              22,002             778
   OraSure Technologies* (A)                              91,700             499
   Orthofix International*                                30,830           1,003
   OSI Pharmaceuticals* (A)                               97,100           3,428
   Owens & Minor (A)                                      57,097           2,711
   Par Pharmaceutical*                                    51,870             946
   Parexel International*                                 72,150           1,774
   Pediatrix Medical Group*                               29,070           1,565
   Penwest Pharmaceuticals*                               27,748              87
   Perrigo (A)                                            95,806           3,508
   Pharmacopeia*                                          80,329             346
   PharmaNet Development Group*                            7,494             126
   PharMerica* (A)                                        47,400             970
   Pozen* (A)                                             23,500             323
   Profarma Distribuidora de Produtos
      Farmaceuticos (Brazil)                             115,450           1,894
   Providence Service*                                    22,865             605
   PSS World Medical* (A)                                 33,675             614
   Psychiatric Solutions* (A)                             83,037           3,027
   Qiagen*                                                47,986             955


      72 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Quidel*                                                42,800   $         731
   Regeneron Pharmaceuticals* (A)                         73,374           1,460
   Res-Care*                                              52,677           1,005
   Rigel Pharmaceuticals* (A)                            103,600           2,418
   Savient Pharmaceuticals* (A)                           30,200             805
   Sciele Pharma (A)                                     118,582           2,598
   Sirona Dental Systems* (A)                             51,218           1,519
   Somanetics*                                             1,556              28
   SonoSite*                                               8,249             253
   Spectranetics*                                         72,984             796
   STERIS                                                 39,922           1,208
   Sun Healthcare Group*                                  78,000           1,120
   SurModics* (A)                                          8,744             392
   Symmetry Medical*                                      25,286             374
   Tercica* (A)                                          110,600             471
   Theravance*                                            35,205             476
   Third Wave Technologies*                               97,136           1,031
   TomoTherapy*                                           84,955             757
   TranS1*                                                55,800             791
   United Therapeutics* (A)                               44,469           4,247
   Universal American Financial*                          18,284             211
   Varian*                                                23,651           1,312
   Viropharma* (A)                                        75,580             725
   Vital Signs                                            14,761             838
   Vivus* (A)                                             91,500             626
   West Pharmaceutical Services                            9,979             473
   Wright Medical Group* (A)                              96,464           2,864
   XenoPort*                                               3,100             134
   Zymogenetics* (A)                                      45,500             410
                                                                   -------------
                                                                         209,545
                                                                   -------------
INDUSTRIALS -- 15.1%

   AAON                                                    7,557             159
   ABM Industries                                         45,600             995
   Accuride*                                               3,502              27
   Actuant, Cl A                                         131,984           4,818
   Acuity Brands (A)                                      66,837           3,559
   Administaff                                             7,498             209
   Advisory Board*                                        44,424           2,051
   Aecom Technology*                                      37,600           1,211
   Aegean Marine Petroleum
      Network (A)                                         45,261           1,890
   AGCO*                                                  21,287           1,286
   Air Transport Services Group*                          18,109              30
   Airtran Holdings*                                     212,100             636
   Albany International, Cl A                             39,079           1,353
   Allegiant Travel*                                         500              10
   Allen-Vanguard*                                       389,000           1,022
   Altra Holdings*                                        23,600             411
   Amerco*                                                 3,812             227
   American Commercial Lines*                             21,946             337
   American Ecology                                       13,881             399
   American Railcar Industries                            23,600             494
   American Science & Engineering                          4,241             217

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   American Woodmark (A)                                  25,000   $         563
   Ampco-Pittsburgh                                       18,900             882
   AO Smith (A)                                           80,900           2,925
   Apogee Enterprises                                     82,965           1,970
   Applied Industrial Technologies                        28,200             777
   Arkansas Best (A)                                      54,400           2,022
   Astec Industries*                                      27,600           1,074
   Atlas Air Worldwide Holdings*                           4,434             274
   Avis Budget Group*                                     81,092           1,129
   AZZ*                                                    2,800              88
   Badger Meter                                              600              29
   Barnes Group (A)                                       86,840           2,774
   BE Aerospace*                                         102,909           3,597
   Beacon Roofing Supply*                                 43,100             526
   Belden (A)                                             53,439           2,239
   Bowne                                                  55,800             858
   Brady, Cl A (A)                                        32,935           1,275
   Briggs & Stratton                                      88,115           1,300
   Brink's                                                40,700           2,950
   Bucyrus International, Cl A                            34,470           2,440
   C&D Technologies*                                       1,000               6
   C.H. Robinson Worldwide                                 2,900             187
   Canadian Solar* (A)                                     9,700             385
   Celadon Group*                                         73,800             841
   Ceradyne* (A)                                          44,300           1,911
   Chart Industries* (A)                                  75,137           3,146
   Chicago Bridge & Iron                                  23,069           1,054
   CIRCOR International                                   29,910           1,597
   Clarcor                                                21,385             929
   Clean Harbors* (A)                                     24,082           1,711
   Colfax*                                                23,300             578
   Columbus McKinnon*                                     72,091           2,055
   Comfort Systems USA                                    69,700             934
   COMSYS IT Partners*                                    12,200             122
   Consolidated Graphics*                                 14,264             784
   Continental Airlines, Cl A*                             5,537              80
   Con-way (A)                                            49,500           2,416
   Corrections of America*                               115,327           2,973
   CoStar Group* (A)                                      65,939           3,093
   Courier                                                36,722             863
   CRA International* (A)                                 65,686           2,290
   Crane                                                  66,880           3,052
   Cubic (A)                                              22,872             578
   Curtiss-Wright                                         28,089           1,447
   Danaos                                                 27,000             701
   Deluxe (A)                                            121,195           2,731
   Diamond Management & Technology
      Consultants, Cl A (A)                               96,900             514
   Dycom Industries*                                      43,000             737
   Dynamex*                                                6,773             170
   Dynamic Materials (A)                                  57,000           2,473
   Eagle Bulk Shipping                                     4,000             133
   EMCOR Group* (A)                                      121,618           3,569
   Ennis                                                  19,821             374


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 73

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   EnPro Industries* (A)                                  74,200   $       2,975
   ESCO Technologies* (A)                                 29,004           1,494
   Esterline Technologies*                                26,546           1,644
   Evergreen Solar* (A)                                  172,600           1,795
   Excel Maritime Carriers, Cl A                           3,800             195
   Federal Signal (A)                                     44,091             594
   First Advantage, Cl A*                                 17,000             341
   Flow International*                                   154,900           1,574
   Force Protection* (A)                                  90,100             385
   Force Protection PIPE*                                166,100             709
   Forward Air                                            45,655           1,692
   FTI Consulting*                                        38,372           2,305
   Fuel Tech* (A)                                         62,800           1,598
   G&K Services, Cl A                                     24,110             844
   Gardner Denver*                                        21,670           1,150
   GATX (A)                                               16,500             814
   Genco Shipping & Trading (A)                           42,182           2,962
   GenCorp*                                               35,200             293
   General Cable* (A)                                     52,457           3,714
   Genesee & Wyoming, Cl A*                               19,423             793
   Geo Group* (A)                                        198,986           4,574
   GeoEye*                                                71,000           1,211
   GrafTech International* (A)                           137,667           3,634
   Graham                                                    700              48
   Granite Construction                                   41,200           1,507
   Griffon*                                               12,200             110
   H&E Equipment Services*                               154,730           2,174
   Healthcare Services Group (A)                         108,193           1,909
   Heartland Express (A)                                  76,326           1,175
   Heico, Cl A                                            39,807           1,577
   Heidrick & Struggles International                      9,008             258
   Herman Miller                                          23,500             583
   Hexcel*                                               109,000           2,884
   HNI                                                     4,900             123
   Horizon Lines, Cl A                                   110,575           1,390
   HUB Group, Cl A*                                       63,640           2,296
   Hubbell, Cl B (A)                                      28,700           1,342
   Hudson Highland Group*                                 80,000           1,002
   ICF International*                                     85,700           1,574
   ICT Group*                                              7,500              80
   IDEX                                                   23,449             911
   II-VI*                                                 32,227           1,260
   IKON Office Solutions (A)                             114,382           1,383
   Innerworkings* (A)                                    122,972           1,578
   Interface, Cl A                                        79,990           1,133
   Interline Brands*                                      15,700             280
   JA Solar Holdings ADR*                                 73,554           1,564
   Jacobs Engineering Group*                               1,300             123
   JB Hunt Transport Services                             36,500           1,272
   Kadant*                                                26,627             712
   Kaman                                                   7,167             186
   Kansas City Southern* (A)                              76,710           3,832
   Kaydon (A)                                             42,331           2,587
   KBR                                                    39,400           1,368

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Kelly Services, Cl A                                   30,200   $         634
   Kforce*                                               124,300           1,150
   Kirby*                                                 32,427           1,805
   Knight Transportation (A)                              43,800             800
   Knoll (A)                                             103,046           1,528
   Korn/Ferry International* (A)                          69,585           1,169
   Ladish* (A)                                            33,526           1,090
   Landstar System                                        14,075             784
   LB Foster, Cl A*                                        7,012             240
   LECG*                                                 182,110           1,839
   Lennox International                                   10,200             329
   Lincoln Electric Holdings                              13,600           1,122
   Lindsay Manufacturing                                   4,500             473
   LSI Industries                                         17,145             182
   Lydall*                                                 1,918              29
   Marten Transport*                                      14,700             263
   MasTec*                                                37,844             446
   McGrath RentCorp                                        7,379             204
   Mesa Air Group* (A)                                   118,998              86
   Michael Baker*                                          4,434             100
   Middleby* (A)                                          33,500           1,913
   Milacron* (A)                                          19,814              25
   Mine Safety Appliances                                  8,628             356
   Mobile Mini*                                            5,042             122
   Moog, Cl A*                                            12,468             565
   Mueller Industries                                     20,300             727
   NACCO Industries, Cl A                                  1,885             164
   Navistar International*                                 9,900             752
   NCI Building Systems* (A)                              42,900           1,340
   Old Dominion Freight Line* (A)                         97,362           2,938
   Orbital Sciences* (A)                                  65,860           1,710
   Orion Energy Systems* (A)                             141,362           1,718
   Orion Marine Group*                                   139,600           2,097
   Oshkosh Truck                                          18,169             734
   Pacer International                                    75,616           1,698
   Pall                                                   55,300           2,257
   Perini* (A)                                            57,432           2,211
   Pinnacle Airlines* (A)                                    564               4
   Quanex Building Products (A)                           93,874           1,652
   Quanta Services* (A)                                   97,319           3,118
   RBC Bearings*                                          43,675           1,646
   Regal-Beloit                                           25,480           1,185
   Republic Airways Holdings*                             65,400             796
   Resources Connection                                   65,355           1,373
   Robbins & Myers                                        12,762             517
   Rollins                                                39,900             635
   RSC Holdings* (A)                                     222,400           2,620
   Rush Enterprises, Cl A*                                18,704             303
   Ryder System (A)                                       76,300           5,603
   Saia*                                                  15,710             219
   School Specialty* (A)                                  62,146           1,951
   Simpson Manufacturing                                  11,852             313
   Skywest                                                50,491             781
   Spherion*                                             191,600             964


     74 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Spirit Aerosystems Holdings, Cl A*                     20,623   $         615
   Standard Parking*                                      43,275             928
   Standard Register                                      21,194             252
   Steelcase, Cl A                                        74,100             934
   Sunpower, Cl A*                                         4,038             331
   Superior Essex*                                        31,746           1,381
   TAL International Group                                72,300           1,943
   TBS International, Cl A* (A)                           13,700             638
   Tecumseh Products, Cl A*                               58,356           2,037
   Teledyne Technologies*                                 61,300           3,413
   Teleflex                                               19,314           1,145
   Tetra Tech* (A)                                        83,778           2,215
   Textainer Group Holdings                              109,500           2,454
   Titan International (A)                                26,377           1,043
   Titan Machinery* (A)                                   19,200             467
   TransDigm Group*                                       34,765           1,516
   Tredegar                                               10,279             150
   Trimas*                                                96,500             788
   Triumph Group (A)                                      14,040             873
   TrueBlue*                                              45,100             657
   Twin Disc                                               5,100              97
   United Rentals*                                        22,100             455
   United Stationers* (A)                                 74,176           3,140
   Viad                                                   26,113             861
   Volt Information Sciences*                             13,174             197
   Wabash National                                         4,248              36
   Wabtec (A)                                             57,299           2,668
   Walter Industries                                       8,367             780
   Waste Connections* (A)                                102,297           3,357
   Watsco (A)                                             24,100           1,121
   Watson Wyatt Worldwide, Cl A (A)                       95,885           5,615
   Watts Water Technologies, Cl A (A)                     21,784             618
   Werner Enterprises                                      1,200              23
   WESCO International*                                   19,116             847
   Xerium Technologies                                     2,600              12
   YRC Worldwide* (A)                                     31,300             546
                                                                   -------------
                                                                         274,411
                                                                   -------------
INFORMATION TECHNOLOGY -- 19.0%

   3Com*                                                 192,700             486
   Acme Packet* (A)                                      115,100           1,037
   Actel*                                                 50,700             870
   Actuate*                                               72,900             362
   Acxiom                                                 40,200             590
   Adaptec*                                                8,168              26
   ADC Telecommunications*                                77,437           1,219
   Adtran                                                 24,800             617
   Advanced Analogic Technologies*                       141,685             989
   Advanced Energy Industries*                            38,689             613
   Advent Software* (A)                                   32,047           1,377
   Akamai Technologies*                                   17,392             679
   Alliance Semiconductor                                 95,200              90
   Alvarion*                                             129,400             927

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Amkor Technology*                                     197,800   $       2,109
   Anaren*                                                23,900             311
   Anixter International*                                  2,217             144
   Ansoft*                                                23,200             846
   Ansys* (A)                                             58,751           2,779
   Applied Micro Circuits*                                73,050             717
   Ariba* (A)                                            202,209           3,001
   ARM Holdings ADR (A)                                  203,300           1,269
   Arris Group* (A)                                      461,319           4,317
   Art Technology Group*                                 786,412           2,949
   Asyst Technologies*                                   330,500           1,173
   Atheros Communications* (A)                            93,510           3,125
   Atmel*                                                558,585           2,497
   ATMI*                                                  91,278           2,732
   Avanex* (A)                                           327,900             387
   Avid Technology*                                        8,914             191
   Avocent* (A)                                           70,273           1,386
   Axcelis Technologies*                                  36,504             208
   Axesstel*                                             431,541             350
   Bankrate*                                              13,985             706
   BearingPoint* (A)                                     183,600             250
   Benchmark Electronics*                                177,613           3,156
   Black Box                                              39,582           1,136
   Blackbaud                                                 800              19
   Blackboard* (A)                                        25,300             958
   Blue Coat Systems*                                     29,700             538
   BluePhoenix Solutions*                                 51,970             559
   Bottomline Technologies*                               15,400             153
   Brightpoint*                                           17,492             172
   Broadridge Financial Solutions                         63,800           1,438
   Brocade Communications Systems*                       408,800           3,295
   Brooks Automation* (A)                                 84,700             863
   Cabot Microelectronics*                                 3,102             115
   CACI International, Cl A*                              78,002           3,975
   Captaris*                                               1,726               8
   Cavium Networks* (A)                                   68,000           1,772
   Checkpoint Systems*                                    46,726           1,213
   China Digital TV Holding ADR* (A)                      61,000           1,114
   Ciber*                                                141,500             993
   Cirrus Logic*                                          43,066             283
   CMGI*                                                  18,900             283
   Cognex (A)                                             55,692           1,552
   Coherent*                                              48,020           1,454
   Commvault Systems* (A)                                 55,400             970
   comScore*                                              54,637           1,339
   Comtech Telecommunications*                             6,819             316
   Comverge* (A)                                          15,382             197
   Comverse Technology*                                  106,100           1,979
   Concur Technologies* (A)                               97,406           3,572
   CPI International*                                     73,171             892
   Cray*                                                  11,800              74
   Credence Systems*                                     118,884             128
   CSG Systems International*                            102,993           1,368
   CTS                                                   111,500           1,213


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 75

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Cybersource*                                          114,973   $       2,231
   Cymer*                                                 41,800           1,292
   Cypress Semiconductor*                                 66,780           1,862
   Daktronics (A)                                         35,030             707
   Data Domain* (A)                                       80,500           1,932
   DealerTrack Holdings* (A)                              92,506           1,946
   Diebold                                                13,143             519
   Digi International*                                   113,569           1,024
   Digimarc*                                              13,400             149
   Digital River*                                         12,912             517
   Diodes* (A)                                            65,537           1,850
   Dolby Laboratories, Cl A*                               7,400             355
   DSP Group* (A)                                        193,600           1,615
   DST Systems*                                            1,400              89
   DTS*                                                   82,269           2,756
   Earthlink* (A)                                        240,100           2,305
   EF Johnson Technologies* (A)                          134,800             200
   Electro Rent                                            9,371             132
   Electronic Arts*                                       10,167             510
   Electronics for Imaging*                               65,104           1,079
   Elixir Gaming Technologies*                           377,740             552
   EMS Technologies*                                         620              17
   Emulex*                                               146,113           2,049
   Entegris* (A)                                         142,000           1,092
   Equinix* (A)                                           35,154           3,357
   Euronet Worldwide* (A)                                 68,597           1,342
   F5 Networks*                                           31,754             954
   Factset Research Systems (A)                           18,405           1,191
   Fair Isaac                                             38,100             963
   Fairchild Semiconductor International, Cl A*           65,992             990
   FEI*                                                   24,200             567
   Flir Systems*                                          39,350           1,551
   Forrester Research*                                    21,800             659
   Foundry Networks*                                     133,674           1,818
   Gartner*                                                2,700              59
   GSI Commerce* (A)                                     158,105           2,291
   Harmonic*                                              63,000             606
   Harris Stratex Networks, Cl A*                        213,179           2,396
   Heartland Payment Systems (A)                          31,555             814
   Hewitt Associates, Cl A*                                3,856             151
   Hittite Microwave*                                     29,768           1,189
   Hughes Communications*                                  2,600             121
   Hutchinson Technology*                                 63,600             916
   iGate*                                                 12,400             106
   Ikanos Communications* (A)                            109,400             389
   Imation (A)                                           160,000           4,185
   Immersion*                                            110,000             943
   Informatica*                                          129,015           2,322
   Information Services Group*                           119,035             580
   Insight Enterprises*                                   18,099             243
   Integral Systems                                        9,000             356
   Integrated Device Technology*                          70,028             790
   Intermec*                                               8,851             200

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Internap Network Services*                             26,500   $         140
   Internet Capital Group*                                15,502             156
   Intevac*                                               58,000             667
   IPG Photonics* (A)                                     73,010           1,467
   Itron*                                                 17,528           1,710
   Jack Henry & Associates (A)                            35,300             840
   JDA Software Group*                                   151,600           3,093
   JDS Uniphase* (A)                                      89,000           1,101
   Juniper Networks*                                       7,174             197
   Jupitermedia*                                         204,000             379
   Kemet* (A)                                            114,100             460
   Kenexa*                                                33,800             681
   Keynote Systems* (A)                                   73,000             986
   Knot*                                                 162,500           1,887
   Lawson Software* (A)                                  326,560           2,848
   LeCroy* (A)                                            71,700             620
   Linear Technology                                      14,100             518
   Lionbridge Technologies*                               13,112              32
   Littelfuse*                                            35,426           1,339
   LoJack*                                                10,200              94
   LTX*                                                  214,427             630
   Macrovision Solutions*                                 13,400             181
   Magma Design Automation*                               14,300             108
   Manhattan Associates*                                  63,200           1,605
   Mantech International, Cl A*                           19,467             982
   Marchex, Cl A (A)                                     186,000           2,459
   MAXIMUS                                                42,900           1,577
   McAfee*                                                14,400             522
   MEMSIC*                                               148,100             742
   Mentor Graphics* (A)                                  134,521           1,567
   Mercury Computer Systems*                              95,800             850
   Merrimac Industries*                                   16,900             115
   Methode Electronics                                   165,500           1,893
   Micrel (A)                                            100,939             969
   Micros Systems*                                        58,295           1,922
   Microsemi* (A)                                        286,316           7,845
   MicroStrategy, Cl A*                                   13,000           1,035
   Microtune*                                             22,700              95
   MIPS Technologies, Cl A* (A)                          316,400           1,209
   MKS Instruments*                                       30,000             707
   Monolithic Power Systems*                              70,913           1,718
   Move*                                                 203,939             614
   MPS Group*                                            127,200           1,461
   MTS Systems                                            12,999             492
   Multi-Fineline Electronix* (A)                         32,600             654
   Net 1 UEPS Technologies*                               72,877           2,038
   Netlogic Microsystems* (A)                             21,440             810
   Novatel Wireless* (A)                                 212,600           2,192
   Nuance Communications* (A)                             46,097             909
   O2Micro International ADR*                             53,100             476
   Omniture* (A)                                         145,720           3,591
   Omnivision Technologies* (A)                           45,200             732
   ON Semiconductor* (A)                                 247,395           2,447
   Open Text*                                             31,285           1,123


      76 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Oplink Communications*                                  5,000   $          55
   Orbotech*                                             134,900           2,311
   Orckit Communications*                                 61,700             436
   OSI Systems*                                           60,600           1,528
   Packeteer*                                             26,100             185
   Palm (A)                                              258,100           1,564
   Parametric Technology* (A)                            181,117           3,401
   Park Electrochemical (A)                               65,200           1,927
   Parkervision* (A)                                     156,300           1,745
   Perfect World ADR*                                     67,235           1,813
   Perot Systems, Cl A*                                  106,326           1,756
   Photronics*                                            71,762             644
   Pixelworks*                                            69,908              51
   Plantronics                                            22,808             554
   Plexus*                                                41,749           1,179
   PLX Technology* (A)                                   141,248           1,181
   PMC - Sierra* (A)                                     221,600           1,886
   Polycom* (A)                                          285,700           7,119
   Power Integrations*                                    37,707           1,230
   Powerwave Technologies* (A)                           136,651             551
   Presstek* (A)                                          79,578             497
   QLogic* (A)                                            86,270           1,362
   Quality Systems (A)                                    27,324             900
   Quantum*                                              472,300             808
   Quest Software*                                        15,023             256
   Rackable Systems*                                      87,000           1,188
   Radisys* (A)                                           44,700             448
   RADWARE*                                              130,800           1,279
   RealNetworks*                                          67,800             495
   Red Hat* (A)                                          217,600           5,300
   RF Micro Devices* (A)                                 773,300           3,093
   Richardson Electronics                                 36,191             204
   RightNow Technologies*                                 13,241             197
   Rimage*                                                13,052             231
   Riverbed Technology*                                  272,100           4,883
   Rogers*                                                 6,836             268
   Rudolph Technologies*                                 306,500           3,083
   S1*                                                    60,500             396
   SAIC*                                                  21,200             423
   SAVVIS*                                                67,600           1,128
   Scansource*                                             9,045             271
   Seachange International*                              296,600           2,331
   Secure Computing*                                      32,556             174
   Shanda Interactive Entertainment ADR*                  29,680             964
   ShoreTel* (A)                                          60,900             329
   SI International*                                      54,600           1,338
   Sigma Designs* (A)                                     21,151             391
   Silicon Image* (A)                                    101,400             713
   Sina*                                                  42,958           2,288
   SkillSoft ADR*                                         56,849             553
   Skyworks Solutions* (A)                               730,300           7,544
   Sohu.com* (A)                                          22,175           1,941
   Solera Holdings*                                       51,885           1,415

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   SonicWALL*                                             11,900   $          95
   SPSS* (A)                                              47,809           1,882
   SRA International, Cl A*                               72,835           1,717
   Standard Microsystems*                                 45,971           1,499
   Stratasys* (A)                                         42,831             932
   Switch & Data*                                          4,400              79
   Sybase* (A)                                           143,403           4,591
   SYKES Enterprises*                                      3,300              68
   Symyx Technologies*                                    12,075              93
   Synaptics*                                              8,400             359
   Synchronoss Technologies* (A)                          40,300             536
   SYNNEX*                                                54,100           1,344
   Synopsys*                                              29,792             785
   Taleo, Cl A*                                           62,430           1,235
   Tech Data*                                             12,200             446
   Technitrol                                            127,542           2,544
   TechTarget*                                            42,251             513
   Tekelec* (A)                                          203,366           3,415
   Terremark Worldwide*                                  175,308           1,104
   Tessco Technologies*                                    2,684              34
   Tessera Technologies*                                  47,344             998
   THQ* (A)                                               70,884           1,520
   TIBCO Software* (A)                                   259,900           2,006
   TNS*                                                   51,115           1,279
   Trident Microsystems*                                 132,100             620
   Trimble Navigation*                                    22,450             894
   TriQuint Semiconductor* (A)                           284,829           1,897
   TTM Technologies* (A)                                 237,140           3,454
   Tyler Technologies*                                    44,932             708
   Ultimate Software Group*                               73,615           2,785
   Ultra Clean Holdings* (A)                              67,900             708
   Ultratech* (A)                                        141,196           2,261
   Unica*                                                  1,400              12
   United Online                                         140,773           1,722
   Universal Display* (A)                                 78,800           1,199
   Utstarcom* (A)                                        156,500             751
   Valueclick* (A)                                        94,691           1,904
   Vasco Data Security International* (A)                 69,963             907
   Veeco Instruments* (A)                                 65,355           1,257
   Verigy*                                                44,217           1,129
   Verint Systems*                                        78,000           1,743
   Viasat*                                                 8,153             176
   Vignette*                                              17,257             223
   Virtusa*                                               37,491             379
   VistaPrint* (A)                                        68,843           2,156
   Wavecom ADR*                                           32,337             325
   Websense*                                               4,315              76
   WidePoint*                                            241,420             307
   Wind River Systems*                                   154,600           1,673
   Wright Express*                                         2,601              83
   Xyratex*                                              118,250           2,359
   Zoran*                                                158,702           2,322
   Zygo*                                                 121,748           1,457
                                                                   -------------
                                                                         345,108
                                                                   -------------


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 77

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
MATERIALS -- 4.9%

   A. Schulman                                            28,200   $         637
   ADA-ES* (A)                                            19,200             188
   AK Steel Holding                                        6,929             492
   AM Castle                                               7,492             246
   AMCOL International (A)                                52,500           1,620
   Arch Chemicals                                         24,962             949
   Ashland                                                30,559           1,640
   Bemis (A)                                              38,922           1,035
   Brush Engineered Materials*                            10,219             341
   Buckeye Technologies*                                  84,400             898
   Cabot                                                  25,157             806
   Calgon Carbon*                                         18,002             319
   Carpenter Technology                                   36,700           2,026
   Century Aluminum*                                       2,776             203
   CF Industries Holdings                                 26,788           3,667
   Chemtura                                              131,100           1,145
   Compass Minerals International                          4,564             333
   Constar International*                                 59,598             125
   Crown Holdings*                                        47,300           1,365
   Cytec Industries                                       37,000           2,337
   Ferro                                                  78,862           1,527
   Flotek Industries*                                     14,960             256
   FMC                                                     8,301             614
   Frontera Copper (Canada)*                             373,000           1,299
   Georgia Gulf                                              100              --
   Glatfelter                                              4,700              73
   Greif, Cl A                                            50,638           3,395
   Grupo Simec ADR* (A)                                  145,000           2,190
   H.B. Fuller (A)                                        86,624           2,154
   Haynes International* (A)                              21,900           1,496
   Hecla Mining* (A)                                      52,400             473
   Hercules                                              250,064           5,160
   Horsehead Holding*                                    167,000           2,347
   Innophos Holdings                                       3,800             106
   Innospec                                                6,166             152
   Intrepid Potash* (A)                                   68,314           3,358
   Katanga Mining (Canada)*                              147,500           2,002
   Koppers Holdings                                       40,944           1,768
   LSB Industries*                                         1,800              33
   Minerals Technologies                                   7,750             539
   Myers Industries                                       79,029             960
   Neenah Paper                                           54,966           1,168
   NewMarket                                              26,775           2,096
   Olin (A)                                              125,366           2,821
   Olympic Steel                                          21,816           1,418
   OM Group*                                              18,100             787
   Omnova Solutions*                                      86,400             312
   Owens-Illinois*                                         9,100             521
   Pactiv*                                                58,105           1,431
   PolyOne*                                               17,329             134
   Quaker Chemical                                        28,200             902
   Rock-Tenn, Cl A                                        76,509           2,731
   Rockwood Holdings*                                      4,848             178

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Royal Gold                                              6,000   $         184
   RPM International                                      45,480           1,116
   RTI International Metals*                              14,500             625
   Schnitzer Steel Industries, Cl A (A)                   19,131           1,916
   Schweitzer-Mauduit International                       54,693           1,116
   Sensient Technologies                                  67,900           2,135
   ShengdaTech* (A)                                       95,300             786
   Sherritt International                                102,000           1,561
   Silgan Holdings                                       134,086           7,673
   Spartech                                               66,721             719
   Terra Industries (A)                                   25,800           1,126
   Texas Industries (A)                                   29,348           2,139
   Universal Stainless & Alloy*                           38,100           1,503
   Western Goldfields*                                   695,800           1,628
   Worthington Industries (A)                             35,200             702
   WR Grace*                                               4,027             109
   Zep                                                     4,276              70
                                                                   -------------
                                                                          89,881
                                                                   -------------
TELECOMMUNICATION SERVICES -- 1.6%

   Alaska Communications Systems Group                    86,786           1,123
   Atlantic Telegraph-Network                             16,900             506
   Cbeyond* (A)                                           97,397           1,807
   Centennial Communications* (A)                        264,900           2,005
   Cincinnati Bell*                                      383,357           1,614
   Clearwire, Cl A* (A)                                  119,500           1,693
   Consolidated Communications Holdings                   16,886             253
   Fairpoint Communications (A)                          257,400           2,317
   Globalstar* (A)                                       494,300           1,443
   Iowa Telecommunications Services                       20,779             399
   iPCS*                                                   7,826             235
   NeuStar, Cl A*                                         49,195           1,151
   NTELOS Holdings                                        67,193           1,876
   Premiere Global Services*                             147,000           2,227
   SBA Communications, Cl A* (A)                         144,601           5,382
   Syniverse Holdings*                                   154,199           3,325
   Time Warner Telecom, Cl A*                             98,185           1,836
   USA Mobility                                           20,900             164
                                                                   -------------
                                                                          29,356
                                                                   -------------
UTILITIES -- 2.7%

   AGL Resources                                          39,291           1,404
   Allete (A)                                             91,849           4,080
   Atmos Energy                                           33,971             930
   Avista                                                 27,800             590
   Black Hills                                            38,537           1,358
   Cascal* (A)                                           120,200           1,382
   Centerpoint Energy (A)                                 88,000           1,491
   Cia de Saneamento de Minas
      Gerais-COPASA (Brazil)                             121,200           2,226
   Cleco                                                  91,198           2,278


      78 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                      Shares/
                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   CMS Energy (A)                                         76,800   $       1,197
   El Paso Electric*                                     131,600           2,844
   Empire District Electric (A)                           44,838             927
   Energen                                                11,200             839
   Great Plains Energy                                    16,700             438
   Idacorp (A)                                            31,230             958
   ITC Holdings (A)                                       45,032           2,457
   Laclede Group                                           2,200              88
   National Fuel Gas                                      14,100             850
   New Jersey Resources                                   40,342           1,344
   Nicor                                                   4,854             198
   Northwest Natural Gas                                  22,339           1,018
   NorthWestern                                           31,884             845
   Ormat Technologies (A)                                 38,571           1,933
   PNM Resources (A)                                      95,188           1,414
   PNOC Energy Development (Philippines)              10,290,500           1,317
   Portland General Electric                             140,246           3,283
   SJW                                                     3,700             115
   South Jersey Industries                                 2,328              89
   Southern Union                                         52,400           1,394
   Southwest Gas                                          39,509           1,232
   UGI                                                    41,300           1,114
   UIL Holdings (A)                                       48,800           1,581
   Unisource Energy                                       16,158             548
   Vectren                                                61,276           1,808
   Westar Energy (A)                                      82,788           1,987
   WGL Holdings                                           16,300             569
   Wisconsin Energy (A)                                    7,021             337
                                                                   -------------
                                                                          48,463
                                                                   -------------
Total Common Stock
   (Cost $1,653,929) ($ Thousands)                                     1,716,286
                                                                   -------------
CONVERTIBLE BONDS -- 0.1%

ENERGY -- 0.1%
   Nova Biosource Fuels
      10.000%, 09/30/12 (B)                        $       1,698           1,333
   Scorpio Mining
      7.000%, 05/05/11 (C) (D)                               425             428
                                                                   -------------
Total Convertible Bonds
   (Cost $2,115) ($ Thousands)                                             1,761
                                                                   -------------
EXCHANGE TRADED FUNDS -- 0.1%
   iShares Russell 2000 Index Fund (A)                    12,113             903
   Powershares                                            15,014             751
                                                                   -------------
Total Exchange Traded Funds
   (Cost $1,523) ($ Thousands)                                             1,654
                                                                   -------------

                                                      Shares/
                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
PREFERRED STOCK -- 0.0%

FINANCIALS -- 0.0%
   East West Bancorp                                         614   $         635
                                                                   -------------
Total Preferred Stock
   (Cost $614) ($ Thousands)                                                 635
                                                                   -------------

                                                     Number of
                                                      Warrants
                                                   -------------
WARRANTS -- 0.0%
   Oilsands Quest, Expires 12/05/09*                      17,500              22
   Rentech, Expires 04/25/12* (C) (D)                     16,100              16
   Titanium Asset Management, Expires 06/21/11*          122,200             165
   Victory Acquisition, Expires 04/30/11*                169,946             124
   Washington Mutual, Expires 12/26/50*                  220,361              66
                                                                   -------------
Total Warrants
   (Cost $254) ($ Thousands)                                                 393
                                                                   -------------
AFFILIATED PARTNERSHIP -- 30.1%
   SEI Liquidity Fund, L.P.
      2.810%**+ (F)                                  546,415,867         546,416
                                                                   -------------
Total Affiliated Partnership
   (Cost $ 546,416) ($ Thousands)                                        546,416
                                                                   -------------
U.S. TREASURY OBLIGATION -- 0.2%
   U.S. Treasury Bills
      1.823%, 08/21/08 (E) (G)                     $       4,355           4,337
                                                                   -------------
Total U.S. Treasury Obligation
   (Cost $4,336) ($ Thousands)                                             4,337
                                                                   -------------
CASH EQUIVALENTS -- 5.1%
   First Union Cash Management Program, 2.010%**       8,130,972           8,131
   SEI Daily Income Trust,
      Prime Obligation Fund, Cl A 2.460%**+           85,018,907          85,019
                                                                   -------------
Total Cash Equivalents
   (Cost $93,150) ($ Thousands)                                           93,150
                                                                   -------------
Total Investments -- 129.9%
   (Cost $2,302,337) ($ Thousands)                                 $   2,364,632
                                                                   =============


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 79

SCHEDULE OF INVESTMENTS

Small Cap Fund (Concluded)
May 31, 2008

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows:

                             NUMBER OF                   UNREALIZED
         TYPE OF             CONTRACTS    EXPIRATION    APPRECIATION
        CONTRACT           LONG (SHORT)      DATE      ($ THOUSANDS)
------------------------   ------------   ----------   -------------
Russell 2000 Index E-Mini       738        Jun-2008    $       5,230
                                                       =============

Percentages are based on a Net Assets of $1,819,700 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the effective yield as of May 31, 2008.

+    Investment in Affiliated Security (See Note 3).

++   Real Estate Investment Trust

(A) This security or a partial position of this security is on loan at May 31, 2008. The total value of securities on loan at May 31, 2008 was $523,112 ($ Thousands).

(B) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid, unless otherwise noted, under guidelines established by the Board of Trustees.

(C) Securities considered illiquid and restricted. The total value of such securities as of May 31, 2008 was $2,747 ($ Thousands) and represented 0.15% of Net Assets.

(D) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of May 31, 2008 was $2,747 or 0.15% of net assets.

(E) Zero coupon security. The rate reported is the effective yield at time of purchase.

(F) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of this security as of May 31, 2008 was $546,416 ($ Thousands).

(G) Security, or portion thereof, has been pledged as collateral on open future contracts.

ADR -- American Depositary Receipt

Cl -- Class

CV -- Convertible Security

L.P. -- Limited Partnership

PIPE -- Private Investment in Public Entity

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


      80 SEI Institutional Investments Trust / Annual Report / May 31, 2008

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund
May 31, 2008

                                  (BAR CHART)

SECTOR WEIGHTINGS (UNAUDITED)++:

Affiliated Partnership      21.5%
Financials                  15.1%
Information Technology      13.2%
Industrials                 11.5%
Consumer Discretionary       9.2%
Health Care                  8.4%
Energy                       6.1%
Materials                    4.8%
Utilities                    3.2%
Short-Term Investment        2.9%
Consumer Staples             2.4%
Telecommunication Services   1.5%
U.S. Treasury Obligations    0.2%
Exchange Traded Fund         0.0%
Warrants                     0.0%

++ Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
COMMON STOCK -- 95.9%

CONSUMER DISCRETIONARY -- 11.7%

   1-800-FLOWERS.COM, Cl A*                               42,200   $         349
   Aaron Rents                                            38,300             858
   Advance Auto Parts                                     24,594             991
   Aeropostale* (A)                                        3,800             133
   Aftermarket Technology*                                30,715             688
   AH Belo, Cl A                                          16,053             153
   American Axle & Manufacturing
      Holdings                                            65,704           1,221
   American Eagle Outfitters                              35,378             645
   American Greetings, Cl A                               33,400             623
   Amerigon* (A)                                          99,190           1,232
   AnnTaylor Stores* (A)                                 121,062           3,315
   Apollo Group, Cl A*                                    22,600           1,080
   Arctic Cat (A)                                         68,000             538
   Autoliv (A)                                            59,800           3,269
   AutoNation*                                            26,050             411
   Bebe Stores                                           178,421           2,039
   Belo, Cl A                                             80,264             767
   Big Lots* (A)                                          65,325           2,029
   BJ's Restaurants* (A)                                  46,701             599
   Black & Decker (A)                                     38,537           2,493
   Blue Nile* (A)                                         55,285           2,947
   Blyth                                                   4,114              80
   Borders Group (A)                                      31,800             195
   BorgWarner                                             29,201           1,510
   Brinker International (A)                             178,400           3,912
   Brown Shoe (A)                                         67,666           1,143
   Burger King Holdings (A)                              123,200           3,517
   Callaway Golf                                          11,369             144
   Capella Education*                                     10,173             660
   Career Education*                                      53,325             975
   Carrols Restaurant Group*                              13,700              95
   Casual Male Retail Group* (A)                         412,600           1,688
   Cato, Cl A (A)                                        155,500           2,441
   CBRL Group (A)                                         25,500             751
   CEC Entertainment* (A)                                 61,809           2,234

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Central European Media Enterprises,
      Cl A*                                                7,100   $         755
   Century Casinos*                                      286,125           1,145
   Charming Shoppes* (A)                                 322,500           1,874
   Cheesecake Factory* (A)                                22,400             449
   Chico's FAS*                                          268,400           2,043
   Chipotle Mexican Grill, Cl A* (A)                      56,800           5,243
   Chipotle Mexican Grill, Cl B*                           2,910             241
   Cinemark Holdings (A)                                  63,177             914
   Collective Brands* (A)                                 64,727             733
   Cooper Tire & Rubber (A)                               71,849             789
   Corinthian Colleges*                                    7,200              92
   CROCS* (A)                                            334,525           3,416
   Ctrip.com International ADR (A)                         5,314             310
   Deckers Outdoor*                                        8,132           1,112
   Denny's*                                               51,300             208
   DeVry                                                  23,925           1,365
   Dick's Sporting Goods* (A)                             55,714           1,290
   Dillard's, Cl A (A)                                    40,000             651
   Dolan Media*                                           57,480           1,069
   Dollar Tree*                                           54,700           2,018
   DreamWorks Animation SKG, Cl A*                        70,982           2,241
   DSW, Cl A* (A)                                        171,689           2,536
   Dufry South America (United
      Kingdom)*                                           81,600           1,934
   E.W. Scripps, Cl A                                     20,998             989
   Eastman Kodak                                          24,482             375
   Eddie Bauer Holdings* (A)                             236,200           1,091
   Entercom Communications, Cl A (A)                      80,534             780
   Ethan Allen Interiors                                  14,902             418
   Expedia*                                                9,200             223
   Family Dollar Stores (A)                              137,600           2,945
   Focus Media Holding ADR* (A)                           95,943           3,865
   Foot Locker (A)                                       169,110           2,471
   Fossil*                                                15,000             476
   FTD Group                                              47,760             704
   Gaiam, Cl A*                                            2,963              46
   GameStop, Cl A* (A)                                    56,612           2,808
   Genius Products*                                      652,825             163
   Gentex (A)                                             18,600             327
   Getty Images*                                          13,585             455
   Gildan Activewear, Cl A*                               30,500             897
   Global Sources* (A)                                    48,000             725
   Goodyear Tire & Rubber*                                89,831           2,283
   Guess?                                                129,800           5,300
   Gymboree*                                             102,915           4,748
   H&R Block                                              55,428           1,294
   Hanesbrands*                                           41,300           1,363
   Harley-Davidson                                        23,231             966
   Harman International Industries                         4,796             214
   Harte-Hanks                                             1,122              15
   Hasbro (A)                                            186,250           6,749
   Heelys*                                                32,200             141
   Hibbett Sports* (A)                                   140,250           2,948


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 81

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Hillenbrand                                             9,400   $         208
   Hooker Furniture                                       49,800           1,005
   IAC*                                                   52,275           1,179
   Interactive Data                                       49,235           1,356
   iRobot*                                                 9,400             132
   ITT Educational Services*                               9,091             660
   J Crew Group* (A)                                      80,500           3,000
   Jack in the Box* (A)                                  101,800           2,501
   Jarden*                                               178,255           3,342
   Jones Apparel Group                                   109,953           1,849
   K12*                                                   31,990             861
   Lear* (A)                                              73,100           1,882
   Leggett & Platt (A)                                   114,288           2,183
   Lennar, Cl A (A)                                       55,348             934
   Life Time Fitness*                                     46,325           1,854
   LKQ* (A)                                              311,900           6,912
   Lodgian*                                               11,700             105
   Lululemon Athletica* (A)                              121,700           3,893
   Martha Stewart Living Omnimedia,
      Cl A* (A)                                          155,500           1,347
   Marvel Entertainment*                                  49,720           1,692
   MDC Holdings                                            1,837              75
   Media General, Cl A                                    32,374             493
   Men's Wearhouse                                        10,137             210
   Meredith                                               16,434             539
   Morgans Hotel Group* (A)                              107,900           1,389
   Morningstar* (A)                                       36,447           2,586
   National CineMedia                                     73,925           1,471
   NetFlix* (A)                                           46,600           1,415
   Newell Rubbermaid                                      55,401           1,112
   Nexstar Broadcasting Group, Cl A*                      13,300              76
   NVR* (A)                                                3,078           1,740
   O'Charleys                                             72,382             803
   OfficeMax                                              37,200             806
   Orient-Express Hotels, Cl A                            64,400           3,029
   Pacific Sunwear of California*                         41,546             395
   Penn National Gaming*                                 130,001           6,035
   Perry Ellis International*                             45,629           1,244
   PetSmart                                              121,546           2,849
   Phillips-Van Heusen                                   177,772           8,075
   Pinnacle Entertainment* (A)                           226,112           3,136
   Playboy Enterprises, Cl B*                             18,247             109
   Polaris Industries                                      9,235             441
   priceline.com* (A)                                     24,567           3,306
   Quiksilver*                                           563,200           4,810
   RadioShack                                             47,662             698
   RC2*                                                   22,929             443
   Red Robin Gourmet Burgers* (A)                         72,847           2,448
   Regal Entertainment Group, Cl A (A)                    94,400           1,659
   Regis (A)                                              97,201           2,949
   Rent-A-Center, Cl A* (A)                               60,170           1,262
   Retail Ventures* (A)                                  183,506           1,024
   Ruby Tuesday (A)                                       79,800             597
   Russ Berrie*                                           12,600             152
   Saks* (A)                                             101,164           1,398

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Sally Beauty Holdings*                                 86,436   $         652
   Sauer-Danfoss                                          17,884             558
   Scholastic* (A)                                        49,635           1,544
   Scientific Games, Cl A* (A)                            97,155           3,141
   Shutterfly* (A)                                       121,200           1,746
   Sinclair Broadcast Group, Cl A (A)                     93,100             835
   Snap-On                                                20,200           1,251
   Sonic Automotive, Cl A (A)                             33,900             632
   Sotheby's                                              18,500             496
   Stamps.com*                                             9,400             137
   Standard Motor Products                                   961               8
   Standard Pacific (A)                                  155,351             488
   Starwood Hotels & Resorts
      Worldwide                                          114,900           5,561
   Strayer Education (A)                                  14,859           2,971
   Syntax-Brillian*                                      215,700             173
   Talbots (A)                                           172,785           1,251
   Tecnisa (Brazil)                                      433,900           2,488
   Tempur-Pedic International                             34,248             368
   Thor Industries                                        20,932             564
   Thunderbird Resorts PIPE* (B) (C)(D)                  148,600           1,337
   Thunderbird Resorts PIPE* (C)(D)                        3,100              28
   Tiffany (A)                                            58,600           2,873
   Tractor Supply* (A)                                    13,142             449
   True Religion Apparel*                                 56,800           1,436
   TRW Automotive Holdings*                               38,400             958
   Tupperware Brands                                      92,500           3,543
   Under Armour, Cl A* (A)                                54,925           1,966
   Universal Electronics*                                  6,581             167
   Urban Outfitters* (A)                                 227,465           7,322
   Visteon*                                               36,650             148
   Warnaco Group*                                         11,180             539
   West Marine*                                           10,608              48
   Whirlpool                                              48,994           3,611
   Williams-Sonoma (A)                                    53,000           1,347
   WMS Industries* (A)                                    18,500             685
   Wolverine World Wide                                   19,718             566
   Wynn Resorts (A)                                       21,100           2,111
   Zumiez*                                               160,960           3,374
                                                                   -------------
                                                                         276,973
                                                                   -------------
CONSUMER STAPLES -- 3.1%

   Alberto-Culver, Cl B                                   80,600           2,130
   American Dairy* (A)                                     9,400             119
   American Oriental
   Bioengineering* (A)                                    70,400             838
   Andersons                                               4,077             173
   Asiatic Development (Malaysia)                        892,500           2,286
   Avon Products                                          29,969           1,171
   Bare Escentuals* (A)                                   69,900           1,402
   BJ's Wholesale Club* (A)                              142,967           5,645
   Bunge                                                   4,197             501
   Casey's General Stores                                 27,072             593
   Central Garden and Pet*                                36,808             294


      82 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Central Garden and Pet, Cl A*                          62,666   $         467
   Chiquita Brands International*                         39,369             958
   Church & Dwight                                        25,495           1,452
   Clorox                                                 16,777             958
   Constellation Brands, Cl A*                            30,245             645
   Corn Products International                            51,986           2,444
   Cosan Industria e Comercio (Brazil)                   158,200           2,457
   Darling International* (A)                             99,400           1,601
   Dean Foods*                                            89,968           1,957
   Del Monte Foods                                       279,818           2,437
   Diamond Foods                                          16,113             330
   Energizer Holdings* (A)                                 5,400             441
   Fresh Del Monte Produce*                               45,337           1,339
   Great Atlantic & Pacific Tea*                          15,773             393
   Hain Celestial Group* (A)                             149,100           4,290
   Hansen Natural*                                        67,920           2,122
   Herbalife                                              29,075           1,121
   Hershey                                                28,274           1,108
   Hormel Foods                                           14,974             566
   JM Smucker                                              8,562             452
   Lance                                                 105,600           2,208
   Loews - Carolina                                       23,830           1,728
   Longs Drug Stores                                      41,855           1,985
   McCormick                                              92,310           3,469
   Molson Coors Brewing, Cl B                             52,743           3,059
   Nash Finch (A)                                         28,449           1,088
   NBTY*                                                  30,409             993
   Pantry*                                                30,420             371
   Pepsi Bottling Group                                   85,917           2,785
   PepsiAmericas                                          28,200             687
   Pilgrim's Pride                                        24,400             634
   Ralcorp Holdings*                                       7,346             441
   Ruddick                                               104,065           3,697
   Smithfield Foods* (A)                                  52,957           1,657
   Supervalu                                              66,547           2,334
   Universal                                              16,423             815
   UST                                                    18,374           1,015
   Whole Foods Market (A)                                 64,000           1,856
                                                                   -------------
                                                                          73,512
                                                                   -------------
ENERGY -- 7.6%

   Approach Resources*                                    57,717           1,295
   Arch Coal                                               2,460             160
   Arena Resources*                                        4,242             212
   Arlington Tankers (A)                                 111,900           2,604
   Atlas America                                          12,783             877
   ATP Oil & Gas* (A)                                     86,500           3,689
   Atwood Oceanics*                                       12,000           1,223
   Basic Energy Services* (A)                             64,600           1,859
   Berry Petroleum, Cl A                                  33,757           1,823
   Bois d'Arc Energy*                                      4,207             103
   BPZ Energy PIPE*                                      118,000           2,682
   BPZ Resources*                                         16,046             365
   Brigham Exploration*                                   10,000             146

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Bronco Drilling*                                       16,646   $         303
   Cal Dive International* (A)                           164,500           2,300
   Callon Petroleum*                                      34,288             889
   Cameron International* (A)                            127,436           6,783
   Carrizo Oil & Gas* (A)                                 71,592           4,794
   Cie Generale de Geophysique-
      Veritas ADR* (A)                                    49,600           2,667
   Cimarex Energy                                         48,746           3,322
   Complete Production Services* (A)                      63,400           1,817
   Comstock Resources*                                    38,657           2,217
   Continental Resources*                                 13,700             879
   Crosstex Energy                                         9,325             318
   Denbury Resources*                                     38,400           1,307
   Dresser-Rand Group*                                    22,825             920
   Dril-Quip*                                              1,612              94
   Edge Petroleum*                                        17,600              93
   Encore Acquisition*                                    22,900           1,529
   Energy Partners* (A)                                  197,900           2,982
   ENSCO International                                     9,800             704
   EXCO Resources*                                        34,685             865
   Exterran Holdings*                                     29,094           2,139
   FMC Technologies* (A)                                  49,592           3,563
   Forest Oil*                                            24,584           1,641
   Foundation Coal Holdings                               43,913           2,930
   Frontier Oil                                          103,725           3,123
   Frontline                                                 400              25
   Global Industries*                                     27,328             471
   GMX Resources*                                          5,900             285
   Grey Wolf* (A)                                        253,039           1,981
   Helix Energy Solutions Group* (A)                     111,300           4,300
   Helmerich & Payne                                      51,680           3,238
   Hercules Offshore* (A)                                110,800           3,758
   Holly                                                  39,857           1,692
   Hugoton Royalty Trust                                  20,825             696
   IHS, Cl A*                                             20,207           1,204
   Infinity Bio-Energy*                                  598,281           2,088
   ION Geophysical*                                          669              11
   Kinder Morgan Escrow*                                  24,428              --
   Kinder Morgan Management LLC*                          11,892             656
   Mariner Energy* (A)                                    74,416           2,433
   Massey Energy                                          40,239           2,600
   McMoRan Exploration*                                   11,200             358
   Murphy Oil                                             12,891           1,194
   Nabors Industries*                                     33,258           1,398
   National Oilwell Varco*                                 1,314             109
   Newfield Exploration*                                  37,303           2,359
   Oceaneering International*                             50,025           3,570
   Oil Sands Quest* (A)                                  379,800           1,736
   OPTI (Canada)*                                         94,100           2,130
   Overseas Shipholding Group                             27,100           2,143
   Patterson-UTI Energy (A)                              116,600           3,671
   PetroHawk Energy*                                     222,649           6,541
   Petroleum Development*                                 11,600             802
   Petroquest Energy*                                      9,335             207
   Pioneer Drilling*                                       8,700             155


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 83

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Pioneer Natural Resources                              17,784   $       1,277
   Plains Exploration & Production*                       10,800             772
   Pride International*                                   38,200           1,679
   Quicksilver Resources*                                  7,500             273
   Range Resources                                        51,364           3,378
   Rentech* (A)                                          842,400           1,963
   Rex Energy*                                            57,003           1,275
   Rosetta Resources* (A)                                 17,100             461
   Rowan                                                   2,529             112
   Southwestern Energy*                                   61,716           2,736
   StealthGas                                            136,900           2,330
   Stone Energy*                                          35,800           2,419
   Sunoco (A)                                             36,200           1,610
   Superior Energy Services*                             127,584           6,849
   Superior Well Services* (A)                            71,500           1,769
   Swift Energy*                                         128,044           7,380
   Synenco Energy (Canada)*                               12,051             109
   Synenco Energy, Cl A (Canada)*                        328,600           2,967
   Teekay LNG Partners                                     4,500             132
   Tesoro (A)                                            131,411           3,266
   Tetra Technologies*                                    20,725             446
   Tidewater (A)                                          21,200           1,449
   Transmontaigne Partners                                 3,400             102
   Unit*                                                  82,885           6,356
   Uranium One (Canada)*                                  93,586             469
   W&T Offshore                                           63,136           3,520
   Western Refining                                       20,100             255
   W-H Energy Services, Cl H*                              9,508             813
   Whiting Petroleum*                                      5,277             494
   Willbros Group* (A)                                   125,189           5,193
   Williams                                               16,425             625
   World Fuel Services                                    62,945           1,516
                                                                   -------------
                                                                         181,023
                                                                   -------------
FINANCIALS -- 19.2%

   Acadia Realty Trust++                                   4,426             109
   Advance America Cash Advance
      Centers                                            123,300             856
   Advanta, Cl B (A)                                      53,400             465
   Affiliated Managers Group* (A)                         83,700           8,578
   Alesco Financial++                                     10,500              28
   Alexander's++*                                            908             313
   Alexandria Real Estate Equities++ (A)                  34,800           3,630
   AllianceBernstein Holding                               2,329             150
   AMB Property++ (A)                                     63,410           3,737
   Amcore Financial (A)                                   72,829             714
   American Equity Investment Life
      Holding                                             34,116             361
   American Financial Group                              126,748           3,780
   American Physicians Capital                            13,000             592
   AmeriCredit* (A)                                       53,300             724
   Amtrust Financial Services                             51,478             770
   Annaly Capital Management++                           238,238           4,243
   Anthracite Capital++ (A)                              105,169             985

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Anworth Mortgage Asset++ (A)                          433,656   $       3,066
   AON                                                    58,800           2,775
   Arch Capital Group*                                    53,422           3,759
   Ashford Hospitality Trust++ (A)                       113,400             696
   Aspen Insurance Holdings                               97,700           2,497
   Associated Banc (A)                                   122,841           3,355
   Assurant                                               32,365           2,202
   Assured Guaranty (A)                                   77,625           1,793
   Asta Funding                                            5,600              46
   Astoria Financial (A)                                  21,400             511
   AvalonBay Communities++ (A)                            50,400           5,100
   Banco Latinoamericano de
      Exportaciones, Cl E                                 80,200           1,454
   Bancorp*                                               20,191             215
   Bancorpsouth                                           59,156           1,400
   Bank Mutual                                            51,812             575
   Bank of Hawaii (A)                                     38,284           2,071
   Bank of the Ozarks (A)                                  5,300             129
   BankAtlantic Bancorp, Cl A (A)                         14,370              25
   BioMed Realty Trust++                                   5,847             154
   BlackRock, Cl A                                         7,467           1,680
   Blackstone Group (A)                                  209,200           4,072
   BOK Financial                                           4,000             233
   Boston Private Financial Holdings                      28,423             240
   Boston Properties++ (A)                                83,000           8,113
   Brasil Brokers Participacoes*                           2,800           2,816
   Calamos Asset Management, Cl A                         57,624           1,166
   Camden Property Trust++ (A)                            58,200           2,867
   Canaccord Capital                                      10,500             108
   Canaccord Capital (Canada)                            119,400           1,226
   Capital Lease Funding++ (A)                            46,400             385
   Capital Trust, Cl A++                                   7,400             214
   CapitalSource++                                       322,282           4,950
   Capitol Federal Financial (A)                           4,200             172
   Capstead Mortgage++                                   186,200           2,551
   Cardinal Financial                                     49,860             428
   Cash America International                             55,549           1,986
   Cathay General Bancorp                                 12,784             197
   CBL & Associates Properties++                          43,915           1,155
   Central Pacific Financial (A)                         108,260           1,615
   Chemical Financial (A)                                 29,400             717
   Chimera Investment++ (A)                              108,749           1,507
   CIT Group (A)                                          33,100             331
   Citizens Republic Bancorp (A)                          85,347             473
   City Bank                                              10,323             149
   City Holding                                           15,685             675
   CME Group, Cl A                                         3,542           1,524
   CNA Surety*                                            29,489             431
   Colonial BancGroup (A)                                276,274           1,694
   Colonial Properties Trust++ (A)                        43,900           1,056
   Comerica (A)                                          103,233           3,838
   Commerce Bancshares                                    18,456             811
   Companhia Brasileira de
      Desenvolvimento Imobiliario
      Turistico (Brazil)*                                  3,700           1,895


      84 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Corporate Office Properties
      Trust++ (A)                                         99,200     $     3,761
   Cullen/Frost Bankers                                   86,849           4,854
   Darwin Professional Underwriters*                       5,200             148
   DCT Industrial Trust++                                 40,586             396
   Deerfield Capital++                                    50,500              47
   Delphi Financial Group, Cl A                           22,558             652
   Digital Realty Trust++                                 21,887             926
   Dime Community Bancshares                              69,229           1,259
   Discover Financial Services                            37,575             644
   Dollar Financial* (A)                                 115,500           2,302
   Downey Financial (A)                                   25,395             171
   Dundee (Canada)++                                      45,800           1,548
   DuPont Fabros Technology++ (A)                         97,563           1,975
   E*Trade Financial* (A)                                243,729             999
   East West Bancorp (A)                                 120,107           1,590
   Eaton Vance                                            91,345           3,887
   Education Realty Trust++                               40,667             531
   E-House China Holdings ADR* (A)                        64,457             967
   EMC Insurance Group                                    19,525             547
   Employers Holdings                                     47,681             910
   Endurance Specialty Holdings                           40,664           1,369
   Entertainment Properties Trust++                        1,600              88
   Equity Lifestyle Properties++                           1,652              82
   Equity One++                                           45,847           1,064
   Equity Residential++ (A)                              119,900           5,071
   Essex Property Trust++ (A)                             33,600           4,014
   Evercore Partners, Cl A (A)                            84,300           1,227
   Everest Re Group                                       26,000           2,281
   Extra Space Storage++ (A)                             204,900           3,412
   Ezcorp, Cl A*                                          46,100             582
   FCStone Group*                                         58,255           2,280
   Federal Realty Investment Trust++                      67,900           5,474
   Federated Investors, Cl B                              87,592           3,224
   Fidelity National Financial, Cl A                      46,754             799
   Financial Federal (A)                                  78,900           1,916
   First Financial Bancorp                                57,974             660
   First Horizon National (A)                             83,452             800
   First Marblehead                                       15,900              52
   First Mercury Financial*                               67,158           1,186
   First Midwest Bancorp                                 168,880           4,407
   First Niagara Financial Group (A)                     204,900           2,902
   FirstFed Financial* (A)                                70,943           1,046
   FirstMerit (A)                                         66,691           1,348
   Friedman Billings Ramsey
      Group, Cl A++ (A)                                   61,700             118
   Frontier Financial (A)                                 30,300             445
   Fulton Financial (A)                                   84,300           1,064
   General Shopping Brasil (Brazil)*                     355,700           2,790
   GFI Group                                              92,771           1,098
   GLG Partners (A)                                      110,700             920
   Gluskin Sheff + Associates (Canada)                    97,200           2,240
   Gluskin Sheff + Associates (Canada)*                   11,900             274
   GMP Capital Trust (Canada)                             84,500           1,429

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Gramercy Capital++ (A)                                136,351     $     2,284
   Greenhill (A)                                          38,380           2,312
   Grubb & Ellis (A)                                     324,560           1,856
   Hallmark Financial Services*                            2,673              34
   Hancock Holding (A)                                    67,675           3,011
   Hanmi Financial                                         2,338              15
   Hanover Insurance Group                                84,398           3,890
   Hatteras Financial++* (A)                              40,500           1,079
   HCP++ (A)                                             131,059           4,490
   Health Care++ (A)                                     105,120           5,077
   Hercules Technology Growth Capital                    159,866           1,658
   Hersha Hospitality Trust++                            242,200           2,303
   Highbury Financial* (A)                                93,400             255
   Home Bancshares (A)                                    36,800             846
   Horace Mann Educators                                  97,722           1,592
   Hospitality Properties Trust++                        103,400           3,205
   Host Hotels & Resorts++ (A)                            70,400           1,210
   HRPT Properties Trust++ (A)                           169,700           1,322
   Huntington Bancshares (A)                             147,832           1,317
   Imperial Capital Bancorp                                1,238              12
   IndyMac Bancorp (A)                                    19,500              37
   Infinity Property & Casualty                           21,106             851
   IntercontinentalExchange*                              13,449           1,859
   Investors Real Estate Trust++ (A)                     223,200           2,335
   IPC Holdings                                           87,300           2,479
   Irwin Financial (A)                                    33,700             139
   iStar Financial++                                      23,300             445
   Jefferies Group (A)                                   143,025           2,574
   JER Investors Trust++                                  10,100              91
   Jones Lang LaSalle (A)                                 51,085           3,603
   Kansas City Life Insurance                             29,600           1,555
   KBW* (A)                                               74,554           1,836
   Kilroy Realty++                                        13,800             752
   KKR Financial Holdings LLC                             69,600             846
   Knight Capital Group, Cl A*                            87,684           1,562
   Lakeland Bancorp                                        5,465              81
   Lakeland Financial                                      5,200             124
   LandAmerica Financial Group,
      Cl A (A)                                            18,700             557
   Lazard, Cl A                                           34,887           1,329
   Legg Mason                                             17,849             960
   Leucadia National                                       5,800             315
   Lexington Realty Trust++ (A)                           71,100           1,108
   LTC Properties++                                       46,503           1,293
   Macerich++ (A)                                         78,000           5,579
   Mack-Cali Realty++                                    112,300           4,339
   MarketAxess Holdings*                                 158,190           1,237
   Marsh & McLennan                                       96,861           2,638
   Max Capital Group                                      73,300           1,768
   MCG Capital (A)                                       110,800             635
   Medical Properties Trust++                             49,465             604
   Meruelo Maddux Properties*                            365,400           1,023
   MFA Mortgage Investments++ (A)                        711,937           5,176
   MGIC Investment (A)                                    27,181             327


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 85

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Mid-America Apartment
      Communities++                                       11,812      $      661
   MSCI, Cl A*                                           112,220           3,990
   MVC Capital                                           111,600           1,710
   Nara Bancorp                                              779              10
   NASDAQ Stock Market*                                   26,358             923
   National Financial Partners                            32,850             802
   National Health Investors++                            30,700             952
   National Interstate                                     4,000              92
   National Penn Bancshares                               43,939             752
   National Retail Properties++ (A)                       91,601           2,080
   Nationwide Financial Services                          46,500           2,373
   Nationwide Health Properties++                         61,319           2,093
   Navigators Group*                                      23,151           1,169
   NBT Bancorp                                            22,900             562
   Nelnet, Cl A                                          123,170           1,625
   New York Community Bancorp (A)                        392,601           8,055
   NewAlliance Bancshares                                 63,497             851
   NorthStar Realty Finance++ (A)                        184,514           1,845
   NYSE Euronext                                           7,425             475
   Och-Ziff Capital Management
      Group LLC, Cl A (A)                                 98,700           2,037
   Old National Bancorp (A)                               92,264           1,613
   Old Second Bancorp (A)                                  1,700              32
   Omega Healthcare Investors++                           68,631           1,223
   optionsXpress Holdings                                 98,271           2,245
   Oriental Financial Group                               23,100             420
   Oritani Financial*                                      7,767             121
   Pacific Capital Bancorp                                 3,896              78
   PacWest Bancorp (A)                                    22,173             467
   Parkway Properties++                                   11,800             449
   PartnerRe                                               8,836             651
   PennantPark Investment (A)                             97,867             798
   Pennsylvania Real Estate Investment
      Trust++ (A)                                         23,000             618
   People's United Financial (A)                          65,975           1,091
   PHH*                                                  170,740           3,215
   Philadelphia Consolidated Holding*                     27,785           1,035
   Piper Jaffray* (A)                                     87,700           3,333
   Platinum Underwriters Holdings                        110,934           3,934
   Post Properties++                                      17,136             608
   Potlatch++                                              1,043              50
   Presidential Life                                      20,700             365
   Principal Financial Group                              19,117           1,030
   ProAssurance*                                          17,560             900
   Prologis++                                            138,800           8,597
   Prospect Capital                                        6,000              87
   Prosperity Bancshares (A)                              74,070           2,366
   PS Business Parks++                                    18,400           1,058
   Public Storage++                                       68,979           6,079
   Radian Group (A)                                       34,500             198
   Rainier Pacific Financial Group                         9,047             118
   RAIT Financial Trust++ (A)                            155,818           1,387
   RAM Holdings* (A)                                     120,100             150

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Raymond James Financial                                30,542       $     909
   Rayonier++                                             36,300           1,723
   Realty Income++ (A)                                    97,114           2,379
   Redwood Trust++                                         6,800             230
   Reinsurance Group of America (A)                       37,224           1,914
   Resource Capital++                                     10,200              93
   Riskmetrics Group*                                    149,480           3,099
   S&T Bancorp                                             9,870             321
   Safeco                                                 60,072           4,024
   SCBT Financial                                          3,100             103
   Senior Housing Properties Trust++ (A)                  40,500             900
   Sierra Bancorp (A)                                      4,900             108
   Signature Bank NY*                                     28,680             819
   Simon Property Group++ (A)                             89,400           8,884
   SL Green Realty++ (A)                                  69,000           6,879
   South Financial Group (A)                              80,201             442
   St. Joe                                                19,921             765
   StanCorp Financial Group                               26,934           1,481
   Sterling Bancshares (A)                               143,521           1,467
   Stifel Financial*                                      11,668             666
   Strategic Hotels & Resorts++ (A)                      154,000           2,118
   Sunstone Hotel Investors++ (A)                         77,100           1,484
   Superior Bancorp*                                      10,332             153
   SVB Financial Group* (A)                               48,515           2,486
   SWS Group                                              41,700             771
   Taubman Centers++                                      62,500           3,359
   Taylor Capital Group                                      231               3
   TCF Financial                                         222,558           3,677
   TD Ameritrade Holding*                                 48,424             877
   Tejon Ranch*                                              114               5
   Texas Capital Bancshares*                               6,305             114
   Titanium Asset*                                       118,000             664
   Titanium Asset Management*                             26,944             152
   TradeStation Group*                                     9,115              96
   Transatlantic Holdings                                  8,523             551
   Triplecrown Acquisition*                              122,080           1,122
   Trustmark (A)                                         111,907           2,234
   UCBH Holdings (A)                                     392,833           1,917
   UMB Financial                                           7,494             391
   UnionBanCal                                            65,285           3,268
   Unitrin                                                37,200           1,289
   Unum Group (A)                                        130,299           3,138
   Uranium Participation*                                164,100           1,640
   Value Creation* (C) (D)                                71,690             721
   Ventas++                                              113,884           5,428
   Vornado Realty Trust++                                 23,300           2,277
   Waddell & Reed Financial, Cl A (A)                     17,200             608
   Washington Federal (A)                                 89,466           2,003
   Webster Financial                                      35,485             922
   Weingarten Realty Investors++                          35,300           1,218
   Westamerica Bancorporation                              6,500             361
   Willis Group Holdings                                  30,739           1,101
   Winthrop Realty Trust++                                13,800              61
   World Acceptance* (A)                                 114,107           5,046


      86 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Zenith National Insurance (A)                          18,200   $         734
   Zions Bancorporation (A)                               91,648           3,949
                                                                   -------------
                                                                         455,251
                                                                   -------------
HEALTH CARE -- 10.7%

   Abaxis*                                                30,923             909
   Abraxis Bioscience*                                    35,150           2,283
   Acadia Pharmaceuticals* (A)                           225,600           1,985
   Achillion Pharmaceuticals*                            178,705             547
   Acorda Therapeutics*                                   54,275           1,170
   Adolor*                                                32,200             183
   Affymax* (A)                                            6,000              89
   Affymetrix* (A)                                       213,800           2,578
   Air Methods*                                            6,352             245
   Albany Molecular Research*                             14,500             203
   Alexion Pharmaceuticals* (A)                           35,448           2,529
   Align Technology*                                      20,844             275
   Allscripts Healthcare Solutions*                       10,105             126
   Alpharma, Cl A*                                         6,002             151
   Altus Pharmaceuticals*                                146,441             628
   AMAG Pharmaceuticals* (A)                              15,521             621
   Amedisys* (A)                                          20,200           1,026
   AMERIGROUP*                                            10,800             298
   Amsurg, Cl A* (A)                                     115,514           3,151
   Analogic                                                3,805             255
   APP Pharmaceuticals* (A)                              203,600           2,700
   Apria Healthcare Group*                                49,000             826
   Arena Pharmaceuticals* (A)                            257,400           1,320
   Ariad Pharmaceuticals* (A)                            442,734           1,142
   Array Biopharma* (A)                                  129,460             805
   Arthrocare* (A)                                        78,300           3,454
   Barr Pharmaceuticals*                                  53,600           2,348
   Beckman Coulter                                        29,336           2,036
   BioMarin Pharmaceutical* (A)                           59,534           2,272
   Bio-Rad Laboratories, Cl A*                             3,099             277
   Cadence Pharmaceuticals*                               82,873             554
   Capital Senior Living*                                 41,965             337
   Caraco Pharmaceutical Laboratories*                     3,257              56
   Cell Genesys* (A)                                     302,900           1,072
   Centene*                                               32,323             682
   Cephalon* (A)                                         111,732           7,566
   Cepheid* (A)                                           62,219           1,638
   Cerner* (A)                                            11,700             531
   Charles River Laboratories
      International*                                      19,300           1,241
   Chemed                                                 16,774             608
   Community Health Systems*                              42,000           1,513
   Computer Programs & Systems                             4,800              96
   Conmed*                                               104,667           2,794
   Cooper                                                112,492           4,550
   Corvel*                                                 4,050             146
   Cougar Biotechnology PIPE*                             39,300           1,062
   Covance*                                               45,740           3,750
   Cubist Pharmaceuticals* (A)                           236,200           4,502
   CV Therapeutics* (A)                                  489,000           4,318

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Cyberonics*                                             7,500   $         133
   Cynosure, Cl A* (A)                                    42,500           1,043
   DaVita*                                                91,200           4,731
   Dentsply International (A)                            220,244           8,928
   DexCom* (A)                                           139,627           1,102
   Eclipsys*                                              59,077           1,205
   Edwards Lifesciences*                                   1,800             104
   Emergent Biosolutions*                                  3,930              42
   Endo Pharmaceuticals Holdings*                        176,158           4,341
   eResearch Technology*                                  73,127           1,169
   Exelixis* (A)                                         365,400           2,309
   Express Scripts*                                       41,454           2,989
   Forest Laboratories*                                   27,200             977
   Gen-Probe*                                             12,674             722
   Gentiva Health Services*                               23,800             479
   Genzyme*                                               26,548           1,817
   GTx* (A)                                               10,200             153
   Health Net*                                            71,414           2,214
   HealthExtras*                                          84,500           2,641
   Healthspring*                                          44,677             830
   Healthways*                                            69,232           2,236
   Henry Schein*                                          15,751             878
   Hill-Rom Holdings                                      71,633           2,203
   HLTH*                                                   5,700              68
   HMS Holdings*                                          25,329             512
   Hologic* (A)                                          119,620           2,874
   Human Genome Sciences* (A)                            429,300           2,524
   ICU Medical*                                               40               1
   I-Flow*                                               155,235           2,131
   Illumina*                                               5,800             455
   ImClone Systems*                                       15,644             682
   Immucor*                                               88,010           2,361
   Incyte* (A)                                           255,700           2,483
   InterMune* (A)                                         23,800             336
   Intuitive Surgical*                                    15,639           4,591
   Invacare                                               21,655             394
   Inverness Medical Innovations*                         10,589             387
   Invitrogen* (A)                                        32,000           1,471
   Kendle International*                                  18,285             691
   Kensey Nash*                                            9,077             267
   Kindred Healthcare*                                   121,551           3,354
   Kinetic Concepts* (A)                                  59,084           2,566
   King Pharmaceuticals*                                 135,115           1,386
   LCA-Vision (A)                                         55,500             461
   Lev Pharmaceuticals*                                  257,815             480
   LHC Group*                                             76,000           1,647
   Lincare Holdings* (A)                                  77,599           2,022
   Magellan Health Services*                             179,146           7,212
   MannKind*                                              15,300              46
   Martek Biosciences* (A)                                32,874           1,241
   Masimo* (A)                                            20,700             715
   Medarex* (A)                                          842,700           7,341
   MedAssets*                                             34,700             620
   Medcath*                                                2,191              48
   Medical Action Industries* (A)                         12,222             162


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 87

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Medicines*                                             81,800   $       1,497
   Medicis Pharmaceutical, Cl A (A)                       71,300           1,696
   Meridian Bioscience                                     6,926             203
   Merit Medical Systems*                                  4,175              66
   Metabolix* (A)                                         97,500           1,094
   Micrus Endovascular* (A)                              101,717           1,150
   Molina Healthcare*                                      1,873              56
   MWI Veterinary Supply* (A)                             76,712           2,940
   Mylan Laboratories (A)                                 29,400             392
   NuVasive* (A)                                          22,815             966
   Odyssey HealthCare*                                   264,000           2,880
   Omnicare (A)                                           26,888             658
   Omnicell*                                             129,074           1,713
   Omrix Biopharmaceuticals* (A)                          56,138           1,021
   Orthofix International*                                52,545           1,710
   OSI Pharmaceuticals* (A)                              150,727           5,321
   Owens & Minor (A)                                      34,300           1,629
   Par Pharmaceutical*                                     9,763             178
   Parexel International*                                 12,100             298
   Patterson*                                             28,407             966
   PDL BioPharma                                          23,900             245
   Pediatrix Medical Group*                               68,025           3,662
   Penwest Pharmaceuticals*                               23,500              73
   PerkinElmer                                           188,580           5,333
   Perrigo (A)                                            78,400           2,870
   Pharmaceutical Product Development                     42,600           1,883
   PharmaNet Development Group*                           16,775             283
   Pozen* (A)                                             20,900             287
   Profarma Distribuidora de Produtos
      Farmaceuticos (Brazil)                             138,400           2,270
   Progenics Pharmaceuticals* (A)                          5,200              85
   PSS World Medical*                                     18,835             343
   Psychiatric Solutions* (A)                             26,000             948
   Regeneron Pharmaceuticals* (A)                         93,800           1,867
   Repligen*                                               2,451              14
   Res-Care*                                              34,274             654
   Resmed*                                                27,650           1,089
   Rigel Pharmaceuticals* (A)                            119,400           2,787
   Savient Pharmaceuticals* (A)                           41,700           1,111
   Sciele Pharma (A)                                      79,784           1,748
   Sepracor*                                               3,600              78
   Sirona Dental Systems* (A)                             52,022           1,543
   Somanetics*                                            11,876             210
   SonoSite*                                              10,313             317
   Sun Healthcare Group*                                   3,300              47
   SurModics*                                              2,359             106
   Symmetry Medical*                                      12,015             178
   Techne*                                                19,412           1,524
   Theravance* (A)                                       128,268           1,735
   Third Wave Technologies*                              156,711           1,663
   TomoTherapy*                                          179,180           1,596
   United Therapeutics* (A)                               58,050           5,545
   Universal American Financial*                          19,159             221
   Universal Health Services, Cl B                        51,309           3,335

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   VCA Antech*                                            34,580   $       1,085
   Vertex Pharmaceuticals*                                60,200           1,724
   Viropharma* (A)                                       101,172             970
   Warner Chilcott, Cl A*                                 64,100           1,114
   Waters*                                                58,839           3,620
   Watson Pharmaceuticals* (A)                           177,560           5,071
   WellCare Health Plans*                                  2,700             149
                                                                   -------------
                                                                         254,040
                                                                   -------------
INDUSTRIALS -- 14.6%
   51job ADR* (A)                                         55,037           1,083
   Actuant, Cl A (A)                                     113,414           4,141
   Acuity Brands (A)                                      23,800           1,267
   Administaff                                             8,598             240
   Advisory Board*                                        11,503             531
   Aegean Marine Petroleum Network (A)                    72,424           3,024
   AGCO* (A)                                             104,970           6,343
   Air Transport Services Group*                          18,277              30
   Aircastle                                              44,800             575
   Alaska Air Group* (A)                                  33,900             662
   Albany International, Cl A (A)                         54,052           1,871
   Alexander & Baldwin                                    12,837             661
   Allen-Vanguard*                                       466,000           1,224
   Alliant Techsystems*                                   12,203           1,325
   Allied Waste Industries*                               21,607             291
   Amerco*                                                 2,249             134
   American Commercial Lines*                              2,478              38
   American Ecology                                      114,100           3,277
   American Railcar Industries                            10,300             216
   American Woodmark (A)                                  41,100             926
   Ametek                                                 34,865           1,789
   AO Smith (A)                                           65,110           2,354
   Apogee Enterprises                                     61,211           1,453
   Applied Industrial Technologies                        40,700           1,122
   Arkansas Best (A)                                      18,500             687
   Avis Budget Group*                                    127,946           1,781
   Barnes Group                                          101,685           3,248
   BE Aerospace*                                          72,372           2,529
   Belden (A)                                             52,021           2,179
   Blount International*                                  13,825             194
   Brady, Cl A                                            22,695             879
   Briggs & Stratton                                     112,900           1,665
   Brink's                                               112,254           8,137
   Bucyrus International, Cl A                            10,150             718
   C.H. Robinson Worldwide                                 9,800             632
   Ceradyne*                                              10,600             457
   Chart Industries*                                      24,985           1,047
   Chicago Bridge & Iron                                  36,557           1,671
   ChoicePoint*                                            8,400             409
   Cintas                                                 55,394           1,635
   CIRCOR International                                    7,652             409
   Clarcor                                                45,265           1,965
   Clean Harbors*                                         14,384           1,022
   Columbus McKinnon*                                     33,415             953


      88 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Comfort Systems USA                                    79,200   $       1,061
   COMSYS IT Partners*                                    24,400             245
   Continental Airlines, Cl A*                            32,200             464
   Con-way (A)                                            38,700           1,889
   Copart*                                                97,200           4,374
   Corrections of America*                               273,759           7,059
   CoStar Group* (A)                                     113,680           5,333
   Courier                                                25,305             594
   Covanta Holding* (A)                                   54,420           1,522
   CRA International* (A)                                 45,505           1,587
   Crane                                                  69,405           3,168
   Cubic (A)                                              14,200             359
   Cummins                                                33,600           2,366
   Curtiss-Wright (A)                                     86,701           4,467
   Delta Air Lines*                                       81,290             500
   Deluxe (A)                                             31,920             719
   Dover                                                  15,950             863
   DRS Technologies                                        2,874             226
   Dun & Bradstreet                                       40,566           3,717
   Dynamic Materials (A)                                 103,100           4,472
   EMCOR Group*                                           82,486           2,421
   Energy Conversion Devices* (A)                         43,700           2,774
   EnergySolutions                                        48,300           1,227
   Ennis                                                  16,200             306
   EnPro Industries* (A)                                  55,100           2,210
   Equifax                                                40,914           1,561
   ESCO Technologies*                                      9,400             484
   Esterline Technologies*                                30,102           1,864
   Evergreen Solar* (A)                                  216,700           2,254
   Excel Maritime Carriers, Cl A                          11,800             605
   Expeditors International Washington (A)                40,500           1,907
   ExpressJet Holdings, Cl A* (A)                          6,300              13
   Federal Signal                                         30,382             410
   First Solar*                                            8,101           2,167
   Flow International* (A)                               327,500           3,327
   Flowserve                                              26,206           3,630
   Force Protection* (A)                                 132,500             566
   Force Protection PIPE*                                156,200             667
   Forward Air                                            47,990           1,778
   FreightCar America                                      9,400             410
   Fuel Tech* (A)                                         89,600           2,279
   G&K Services, Cl A                                     16,614             581
   Gardner Denver*                                        20,800           1,104
   GATX                                                    8,200             404
   Genco Shipping & Trading (A)                           20,000           1,405
   GenCorp*                                               65,425             544
   General Cable* (A)                                    106,131           7,514
   Genesee & Wyoming, Cl A* (A)                           43,600           1,780
   Geo Group*                                             52,760           1,213
   GeoEye*                                                85,000           1,449
   Goodrich                                               31,453           2,038
   GrafTech International* (A)                            58,543           1,546
   Granite Construction                                   32,300           1,181
   Griffon* (A)                                           53,800             486

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   H&E Equipment Services*                               140,125   $       1,969
   Hardinge                                                2,100              30
   Harsco                                                 22,600           1,431
   Heico, Cl A                                            52,824           2,093
   Heidrick & Struggles International                     20,566             589
   Herman Miller                                          47,450           1,177
   Hertz Global Holdings*                                 90,400           1,195
   Hexcel* (A)                                            52,400           1,387
   HNI                                                    17,590             441
   Honeywell International                                 7,665             457
   Horizon Lines, Cl A                                   233,180           2,931
   Hubbell, Cl A                                             197              10
   Hubbell, Cl B                                          18,978             888
   IDEX                                                   16,159             628
   II-VI*                                                    751              29
   IKON Office Solutions (A)                             168,022           2,031
   Ingersoll-Rand, Cl A                                   20,500             903
   Innerworkings* (A)                                    196,991           2,527
   Interface, Cl A                                        26,791             379
   JA Solar Holdings ADR*                                143,491           3,052
   Jacobs Engineering Group*                              26,744           2,535
   JB Hunt Transport Services (A)                        202,436           7,053
   Joy Global                                              6,020             507
   Kadant*                                                18,348             490
   Kaman                                                  13,404             347
   Kansas City Southern*                                  61,372           3,066
   Kaydon (A)                                             39,821           2,433
   KBR                                                     9,600             333
   Kennametal                                             31,361           1,212
   Kirby*                                                 83,821           4,665
   Ladish*                                                12,769             415
   Landstar System (A)                                    43,620           2,431
   LB Foster, Cl A*                                       15,561             533
   Lennox International                                  106,129           3,420
   Lincoln Electric Holdings                              21,741           1,793
   LSI Industries                                         21,726             231
   Manitowoc (A)                                          87,000           3,384
   Manpower                                               11,924             751
   MasTec* (A)                                           124,797           1,471
   Metalico*                                               3,500              56
   Middleby* (A)                                          44,100           2,518
   Moog, Cl A*                                            28,546           1,294
   Mueller Industries                                     39,900           1,428
   Navigant Consulting*                                   33,504             675
   NCI Building Systems* (A)                              52,700           1,646
   Old Dominion Freight Line* (A)                        155,120           4,682
   Orbital Sciences* (A)                                 116,500           3,024
   Orion Marine Group* (A)                               161,900           2,432
   Oshkosh Truck                                         102,338           4,135
   Paccar                                                 17,027             909
   Pacer International                                     4,179              94
   Pall                                                   63,484           2,591
   Perini*                                                29,600           1,139
   Pinnacle Airlines* (A)                                 47,000             306
   Pitney Bowes                                           30,653           1,113


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 89

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Quanta Services* (A)                                  281,988   $       9,036
   Regal-Beloit                                            9,730             452
   Republic Airways Holdings*                             30,100             367
   Republic Services, Cl A                                70,710           2,328
   Resources Connection                                  137,855           2,896
   Ritchie Bros Auctioneers                               18,945             522
   Robbins & Myers                                        21,526             872
   Rockwell Automation                                     1,225              72
   Rollins                                                 3,937              63
   Roper Industries (A)                                   37,400           2,432
   RR Donnelley & Sons                                    37,996           1,247
   RSC Holdings* (A)                                     183,000           2,156
   Rush Enterprises, Cl A*                                19,305             312
   Ryder System (A)                                      113,269           8,316
   School Specialty*                                      23,496             738
   Seaboard                                                  420             754
   Shaw Group*                                            58,826           3,588
   Simpson Manufacturing                                   5,918             156
   Skywest                                                11,607             179
   Spirit Aerosystems Holdings, Cl A*                    109,733           3,274
   SPX                                                    12,300           1,634
   Standard Parking*                                      91,685           1,966
   Standard Register                                      24,768             294
   Steelcase, Cl A (A)                                   215,267           2,712
   Stericycle*                                            14,873             867
   Sunpower, Cl A* (A)                                    30,338           2,485
   TAL International Group                                86,900           2,335
   Tecumseh Products, Cl A*                               26,946             941
   Teledyne Technologies* (A)                             58,377           3,250
   Teleflex                                                9,106             540
   Tetra Tech* (A)                                        64,114           1,695
   Textainer Group Holdings                              125,000           2,803
   Thomas & Betts*                                           167               7
   Timken                                                 43,275           1,585
   Titan Machinery* (A)                                   41,500           1,008
   TransDigm Group* (A)                                   66,105           2,882
   Tredegar                                               30,327             443
   Triumph Group                                           9,674             602
   Twin Disc                                               7,250             138
   Ultrapetrol Bahamas* (A)                               27,600             420
   United Rentals*                                        39,000             803
   United Stationers* (A)                                 70,660           2,992
   United Technologies                                     5,654             402
   Wabash National                                         6,198              53
   Wabtec                                                 39,261           1,828
   Walter Industries                                      12,202           1,138
   Waste Connections* (A)                                 95,631           3,140
   Watson Wyatt Worldwide, Cl A                           42,100           2,466
   Watts Water Technologies, Cl A                         15,010             426
   Werner Enterprises                                     35,245             668
   WESCO International*                                   32,823           1,454
   Woodward Governor                                      97,000           3,906
   WW Grainger                                            31,100           2,839
   YRC Worldwide* (A)                                     40,500             707
                                                                   -------------
                                                                         346,332
                                                                   -------------

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
INFORMATION TECHNOLOGY -- 16.9%

   3Com*                                                 384,800   $         970
   Activision*                                           110,236           3,720
   Acxiom                                                 29,568             434
   Adaptec*                                                  904               3
   ADC Telecommunications* (A)                           103,664           1,632
   Adtran (A)                                             88,300           2,198
   Advanced Analogic Technologies*                       153,595           1,072
   Advanced Energy Industries*                            66,190           1,048
   Advent Software*                                       13,665             587
   Akamai Technologies* (A)                              102,447           4,001
   Amdocs*                                               135,800           4,388
   Amkor Technology* (A)                                 234,200           2,497
   Analog Devices                                         20,736             728
   Anaren*                                                17,800             232
   Ansys*                                                 30,102           1,424
   Ariba* (A)                                            270,475           4,014
   Arris Group*                                          304,015           2,846
   Arrow Electronics*                                     74,427           2,282
   Art Technology Group*                                 647,400           2,428
   AsiaInfo Holdings*                                      9,377             129
   Asyst Technologies*                                   431,900           1,533
   Atheros Communications* (A)                            93,000           3,108
   Atmel*                                              1,535,145           6,862
   ATMI*                                                 110,961           3,321
   Avnet*                                                 63,800           1,883
   Avocent* (A)                                           91,810           1,811
   Baidu.com ADR*                                          1,730             597
   Bankrate*                                              29,675           1,499
   Benchmark Electronics*                                155,522           2,764
   Black Box                                              41,776           1,199
   Blackboard* (A)                                        38,739           1,467
   Blue Coat Systems*                                     34,300             622
   BMC Software*                                         104,820           4,203
   Brightpoint*                                           15,147             149
   CACI International, Cl A*                              23,557           1,201
   Cadence Design Systems* (A)                           142,024           1,650
   Captaris*                                                 468               2
   Cavium Networks* (A)                                  125,200           3,263
   Checkpoint Systems*                                    33,434             868
   China Digital TV Holding ADR* (A)                      75,500           1,379
   Cirrus Logic*                                          43,373             285
   Citrix Systems*                                        19,242             659
   CMGI*                                                   5,000              75
   Cognex                                                 17,100             476
   Coherent*                                              33,108           1,002
   CommScope* (A)                                         10,900             598
   Commvault Systems* (A)                                 68,000           1,191
   Computer Sciences*                                     41,546           2,042
   Comtech Telecommunications*                             2,010              93
   Comverge* (A)                                          36,476             467
   Concur Technologies* (A)                              165,341           6,063
   Convergys* (A)                                        118,100           1,905
   Cray*                                                  62,727             391


      90 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Credence Systems* (A)                                 354,618   $         383
   Cree*                                                   9,064             230
   CSG Systems International*                             49,169             653
   CTS                                                    92,741           1,009
   Cymer*                                                 28,415             879
   Cypress Semiconductor*                                156,980           4,377
   Daktronics (A)                                         55,538           1,121
   Data Domain* (A)                                      168,600           4,046
   DealerTrack Holdings* (A)                             164,911           3,470
   Diebold                                                63,831           2,519
   Digi International*                                    12,439             112
   Digital River*                                         21,346             855
   Diodes* (A)                                            58,303           1,646
   Dolby Laboratories, Cl A* (A)                          42,900           2,060
   Double-Take Software*                                  10,107             132
   DSP Group* (A)                                        195,000           1,626
   DST Systems*                                           11,200             710
   DTS* (A)                                              153,042           5,128
   Earthlink*                                             48,900             469
   EF Johnson Technologies* (A)                          118,500             175
   Electronic Arts*                                       15,775             792
   Electronics for Imaging*                               41,553             689
   Elixir Gaming Technologies*                           796,140           1,162
   Emulex*                                                47,325             663
   Equinix* (A)                                           57,989           5,537
   Euronet Worldwide*                                     89,480           1,750
   F5 Networks*                                          114,271           3,434
   Factset Research Systems (A)                           17,300           1,119
   Fair Isaac                                             25,299             639
   Flextronics International*                            207,600           2,223
   Flir Systems*                                          28,380           1,119
   Foundry Networks*                                      43,807             596
   Gevity HR                                              75,900             567
   Giant Interactive Group ADR* (A)                       18,900             278
   Global Cash Access Holdings* (A)                       48,100             344
   Global Payments                                         8,000             378
   Glu Mobile* (A)                                       173,988             858
   Greenfield Online*                                         41               1
   GSI Commerce* (A)                                     275,588           3,993
   Harris                                                 35,000           2,302
   Harris Stratex Networks, Cl A* (A)                    239,000           2,686
   Heartland Payment Systems                              47,854           1,235
   Hewitt Associates, Cl A*                               70,226           2,750
   Hittite Microwave*                                     12,963             518
   Hutchinson Technology*                                 73,200           1,054
   Imation (A)                                            97,200           2,543
   Imergent (A)                                            5,800              67
   Immersion* (A)                                        138,800           1,190
   Informatica*                                          118,600           2,135
   Information Services Group*                           254,380           1,239
   Infospace                                              12,300             112
   infoUSA                                                16,955              95
   Integrated Device Technology* (A)                     344,129           3,882
   Intermec*                                              11,153             252
   Internap Network Services* (A)                         16,000              84

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   International Rectifier*                                5,389   $         125
   Internet Brands, Cl A* (A)                            285,603           2,025
   Intersil, Cl A                                        143,800           4,008
   Intuit*                                                52,800           1,529
   IPG Photonics*                                        109,230           2,194
   Itron* (A)                                             19,544           1,907
   j2 Global Communications*                              39,800           1,055
   Jack Henry & Associates (A)                            38,053             906
   JDA Software Group*                                   164,100           3,348
   Juniper Networks*                                      14,599             402
   Jupitermedia*                                         180,000             335
   Keynote Systems* (A)                                  167,130           2,256
   Knot* (A)                                             195,000           2,264
   Kulicke & Soffa Industries* (A)                       142,500           1,009
   Lam Research*                                           3,119             127
   Lawson Software* (A)                                  250,743           2,186
   Lexmark International, Cl A*                           90,181           3,324
   Linear Technology                                      21,500             791
   Littelfuse*                                            24,411             922
   Longtop Financial Technologies ADR*                    29,000             560
   LSI*                                                   67,600             491
   Macrovision Solutions*                                  4,500              61
   Marchex, Cl A (A)                                     140,699           1,860
   Marvell Technology Group*                             135,000           2,344
   MAXIMUS                                                58,015           2,133
   McAfee*                                                31,423           1,139
   MEMC Electronic Materials*                              6,900             474
   MercadoLibre*                                          24,937           1,171
   Methode Electronics                                   121,600           1,391
   Mettler Toledo International*                          37,536           3,892
   Micros Systems*                                        35,098           1,157
   Microsemi* (A)                                        393,550          10,783
   MicroStrategy, Cl A*                                   11,944             951
   Microtune*                                             34,350             144
   MIPS Technologies, Cl A* (A)                          348,200           1,330
   MKS Instruments*                                       35,500             836
   Molex                                                  74,497           2,074
   Monolithic Power Systems*                              36,286             879
   Monotype Imaging Holdings*                             65,652             900
   Move*                                                 302,725             911
   MTS Systems                                             8,813             333
   Multi-Fineline Electronix* (A)                         43,600             874
   National Semiconductor                                 35,719             752
   NCR*                                                   14,725             390
   Net 1 UEPS Technologies*                              100,664           2,815
   Netlogic Microsystems*                                  3,500             132
   Novatel Wireless* (A)                                 255,800           2,637
   Novellus Systems* (A)                                  36,000             860
   Nuance Communications* (A)                             37,881             747
   Omniture* (A)                                         226,640           5,587
   ON Semiconductor*                                     587,515           5,811
   OSI Systems* (A)                                       74,683           1,883
   Palm (A)                                              315,400           1,911
   Parametric Technology*                                199,857           3,753
   Park Electrochemical (A)                               77,700           2,296


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 91

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Parkervision* (A)                                     174,850   $       1,952
   Pericom Semiconductor*                                110,237           2,066
   Perot Systems, Cl A*                                   73,266           1,210
   Phoenix Technologies*                                      84               1
   Plantronics                                            20,077             488
   Plexus*                                                68,557           1,935
   PMC - Sierra* (A)                                     242,300           2,062
   Polycom* (A)                                          384,500           9,581
   Power Integrations*                                    60,430           1,972
   Powerwave Technologies*                                94,215             380
   QLogic* (A)                                            70,467           1,113
   RealNetworks*                                          28,600             209
   Red Hat* (A)                                          271,700           6,620
   RF Micro Devices* (A)                                 788,500           3,154
   Richardson Electronics                                 24,952             141
   Riverbed Technology* (A)                              375,747           6,744
   Rofin-Sinar Technologies*                               4,100             145
   Rudolph Technologies*                                 175,000           1,761
   SAIC*                                                  16,600             331
   Salary.com*                                           223,825           1,007
   Salesforce.com* (A)                                    52,447           3,792
   SanDisk*                                                7,557             214
   SAVVIS*                                               144,295           2,407
   Scansource*                                            25,095             752
   Seachange International*                              149,500           1,175
   Secure Computing*                                      40,951             218
   Sierra Wireless* (A)                                  114,300           1,959
   Sigma Designs* (A)                                     25,015             463
   Silicon Laboratories*                                  12,897             475
   SkillSoft ADR*                                        158,330           1,539
   Skyworks Solutions* (A)                               261,500           2,701
   Sohu.com* (A)                                          16,500           1,443
   Solera Holdings*                                      232,255           6,335
   SRA International, Cl A*                                  546              13
   Standard Microsystems*                                  5,590             182
   STEC*                                                   4,426              56
   Stratasys* (A)                                         67,059           1,460
   Sybase* (A)                                           189,536           6,069
   SYKES Enterprises*                                    130,100           2,694
   Symyx Technologies*                                    20,313             156
   Synaptics*                                                752              32
   SYNNEX*                                                 8,078             201
   Synopsys*                                             190,315           5,015
   Taleo, Cl A*                                          103,600           2,050
   Tech Data*                                             45,201           1,654
   Technitrol                                             44,891             896
   TechTarget*                                            86,682           1,052
   Tekelec*                                                3,841              64
   Teradata*                                              14,500             392
   Teradyne*                                              67,700             930
   Terremark Worldwide*                                  345,145           2,174
   Tessera Technologies*                                  75,391           1,588
   Trimble Navigation*                                   120,622           4,807
   TriQuint Semiconductor* (A)                           417,406           2,780

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   TTM Technologies* (A)                                 263,900   $       3,842
   Tyler Technologies*                                     1,885              30
   Ultimate Software Group*                               85,790           3,245
   Ultra Clean Holdings*                                   1,153              12
   United Online                                         178,400           2,182
   Universal Display* (A)                                 93,200           1,418
   Varian Semiconductor Equipment Associates*             18,625             708
   Vasco Data Security International* (A)                111,202           1,441
   Veeco Instruments*                                     35,250             678
   VeriFone Holdings*                                      6,629              97
   Vignette*                                              60,070             778
   Virtusa*                                               56,175             567
   VistaPrint* (A)                                       119,664           3,748
   Vocus* (A)                                             39,262           1,247
   WebMD Health, Cl A* (A)                                39,261           1,179
   Western Digital*                                      170,400           6,394
   Wind River Systems*                                   187,600           2,030
   Xyratex*                                               34,764             694
   Zebra Technologies, Cl A*                               4,261             160
   Zoran*                                                 62,111             909
   Zygo*                                                 114,620           1,372
                                                                   -------------
                                                                         401,463
                                                                   -------------
MATERIALS -- 6.1%

   A. Schulman                                            42,400             958
   Airgas                                                 43,656           2,583
   AK Steel Holding (A)                                   81,087           5,756
   Albemarle (A)                                          97,800           4,349
   Allegheny Technologies (A)                             22,900           1,718
   AMCOL International (A)                                63,000           1,944
   Arch Chemicals                                         14,502             552
   Ashland                                                82,375           4,421
   Ball (A)                                               54,818           2,977
   Bemis                                                  50,633           1,347
   Buckeye Technologies*                                 138,552           1,474
   Cabot                                                  81,504           2,611
   Calgon Carbon*                                         36,577             648
   Carpenter Technology                                   48,534           2,679
   Celanese, Cl A                                        136,158           6,630
   CF Industries Holdings                                 15,569           2,131
   Cleveland-Cliffs (A)                                    7,600             811
   Commercial Metals                                      32,640           1,195
   Crown Holdings*                                       120,473           3,476
   Domtar*                                               225,223           1,547
   Eastman Chemical                                       44,278           3,392
   Ferro                                                  55,875           1,082
   FMC                                                    28,439           2,104
   Frontera Copper (Canada)*                             456,000           1,588
   GenTek*                                                 8,951             262
   Greif, Cl A                                            47,357           3,175
   Grupo Simec ADR*                                      174,000           2,627
   H.B. Fuller (A)                                        68,322           1,699
   Hecla Mining* (A)                                      84,824             765
   Hercules                                               47,887             988


      92 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Horsehead Holding*                                    206,600   $       2,903
   Innospec                                               44,139           1,087
   Intrepid Potash* (A)                                   69,552           3,419
   Katanga Mining (Canada)*                              176,800           2,400
   Koppers Holdings                                       10,597             458
   LSB Industries*                                        10,147             185
   Lubrizol                                               63,666           3,572
   MeadWestvaco                                           82,317           2,119
   Myers Industries                                       95,952           1,166
   Nalco Holding                                          41,209           1,002
   Neenah Paper                                           44,325             942
   NewMarket                                              52,636           4,120
   Olin (A)                                               71,012           1,598
   Olympic Steel                                          28,701           1,865
   Owens-Illinois*                                       116,079           6,642
   Packaging of America                                   33,107             862
   Pactiv*                                               202,462           4,987
   PolyOne*                                              173,800           1,345
   Reliance Steel & Aluminum                              81,091           5,512
   Rock-Tenn, Cl A                                        85,300           3,044
   Rockwood Holdings*                                      3,554             131
   Rohm & Haas                                            16,774             905
   RPM International                                      38,400             942
   RTI International Metals*                               3,000             129
   Schnitzer Steel Industries, Cl A (A)                   22,612           2,264
   Schweitzer-Mauduit International                       31,771             648
   ShengdaTech* (A)                                       59,100             488
   Sherritt International                                 95,300           1,459
   Silgan Holdings                                       116,161           6,647
   Sonoco Products                                        70,173           2,429
   Spartech                                                1,827              20
   Terra Industries (A)                                   57,300           2,500
   Texas Industries (A)                                   38,933           2,838
   Titanium Metals (A)                                    45,500             792
   United States Steel                                     6,900           1,192
   Universal Stainless & Alloy*                           58,500           2,308
   Western Goldfields*                                   847,000           1,981
                                                                   -------------
                                                                         144,390
                                                                   -------------
TELECOMMUNICATION SERVICES -- 1.9%

   Alaska Communications Systems Group                   146,741           1,899
   Atlantic Telegraph-Network                             11,100             333
   Cbeyond* (A)                                          153,148           2,841
   Centennial Communications* (A)                        302,200           2,288
   CenturyTel (A)                                        109,412           3,873
   Cincinnati Bell* (A)                                  337,231           1,420
   Citizens Communications                                20,735             242
   Clearwire, Cl A* (A)                                  148,600           2,106
   Fairpoint Communications (A)                          307,900           2,771
   Globalstar* (A)                                       592,100           1,729
   IDT, Cl B                                               6,625              24
   Iowa Telecommunications Services                       57,854           1,112
   iPCS*                                                   1,435              43
   NeuStar, Cl A*                                        105,040           2,457

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   NII Holdings* (A)                                      70,900   $       3,559
   Premiere Global Services*                              64,700             980
   SBA Communications, Cl A* (A)                         298,264          11,101
   Syniverse Holdings*                                    44,200             953
   Telephone & Data Systems                                6,954             331
   Time Warner Telecom, Cl A* (A)                        201,010           3,759
   USA Mobility                                           19,725             155
                                                                   -------------
                                                                          43,976
                                                                   -------------
UTILITIES -- 4.1%

   AGL Resources                                         143,438           5,121
   Allete (A)                                             22,900           1,017
   Alliant Energy                                         64,976           2,439
   Atmos Energy                                           43,920           1,203
   Avista                                                 22,400             476
   Black Hills                                            10,417             367
   Centerpoint Energy (A)                                 66,000           1,118
   Cia de Saneamento de Minas
      Gerais-COPASA (Brazil)                             146,700           2,694
   Cleco                                                  95,626           2,389
   CMS Energy                                              8,900             139
   Consolidated Edison                                    19,422             802
   DPL                                                    46,275           1,315
   El Paso Electric*                                      44,800             968
   Empire District Electric                               45,520             941
   Energen                                                88,621           6,641
   Equitable Resources                                    83,726           5,880
   Great Plains Energy                                    30,650             804
   Idacorp (A)                                            46,302           1,420
   Integrys Energy Group                                  52,248           2,683
   ITC Holdings (A)                                       85,635           4,673
   Laclede Group                                           8,467             339
   MDU Resources Group                                    88,175           2,912
   New Jersey Resources                                   66,451           2,213
   Nicor (A)                                              50,100           2,046
   NiSource                                               49,795             901
   Northwest Natural Gas                                  41,852           1,908
   NorthWestern                                           65,625           1,740
   OGE Energy                                             59,712           2,003
   Oneok                                                  56,418           2,824
   Ormat Technologies (A)                                 16,400             822
   Pepco Holdings                                          8,400             227
   Pinnacle West Capital                                  79,519           2,686
   PNM Resources                                          10,236             152
   PNOC Energy Development (Philippines)              10,297,500           1,318
   Portland General Electric                             106,686           2,498
   Puget Energy                                           58,600           1,640
   Questar                                                 8,200             527
   Reliant Energy*                                        48,759           1,246
   SCANA                                                 136,057           5,461
   Sierra Pacific Resources                               89,796           1,219
   Southern Union                                         29,654             789
   Southwest Gas                                          72,568           2,263
   UGI                                                    91,425           2,467


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 93

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Concluded)
May 31, 2008

                                                       Shares/
                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Unisource Energy                                         3,021   $         102
   Vectren                                                158,108           4,664
   Westar Energy (A)                                       53,333           1,280
   WGL Holdings (A)                                        52,074           1,817
   Wisconsin Energy (A)                                   125,000           6,005
   Xcel Energy                                             41,840             892
                                                                    -------------
                                                                           98,051
                                                                    -------------
Total Common Stock
   (Cost $2,189,822) ($ Thousands)                                      2,275,011
                                                                    -------------
CONVERTIBLE BONDS -- 0.1%

ENERGY -- 0.1%

   Nova Biosource Fuels
      10.000%, 09/30/12 (B)                         $       1,826           1,434
   Scorpio Mining CV to 1.55
      7.000%, 05/05/11 (C) (D)                                509             512
                                                                    -------------
Total Convertible Bonds
   (Cost $2,313) ($ Thousands)                                              1,946
                                                                    -------------
PREFERRED STOCK -- 0.0%

FINANCIALS -- 0.0%

   East West Bancorp*                                         757             783
                                                                    -------------
Total Preferred Stock
   (Cost $757) ($ Thousands)                                                  783
                                                                    -------------
EXCHANGE TRADED FUND -- 0.0%
   iShares Russell 2000 Index Fund                          9,186             685
                                                                    -------------
Total Exchange Traded Fund
   (Cost $701) ($ Thousands)                                                  685
                                                                    -------------

                                                      Number of
                                                       Warrants
                                                    -------------
WARRANTS -- 0.0%
   Oilsands Quest, Expires 12/05/09*                       20,000              25
   Rentech, Expires 04/25/12* (C) (D)                      13,800              14
   Titanium Asset Management,
      Expires 06/21/11*                                   105,000             142
   Triplecrown Acquisition,
      Expires 10/22/12*                                   178,525             114
                                                                    -------------
Total Warrants
   (Cost $189) ($ Thousands)                                                  295
                                                                    -------------
U.S. TREASURY OBLIGATION (E) (F) -- 0.2%
   U.S. Treasury Bills
      1.823%, 08/21/08                                      4,714           4,695
                                                                    -------------
Total U.S. Treasury Obligation
   (Cost $4,694) ($ Thousands)                                              4,695
                                                                    -------------

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
AFFILIATED PARTNERSHIP -- 27.3%
   SEI Liquidity Fund, L.P.,
      2.810%**+ (G)                                  647,313,064   $     647,313
                                                                   -------------
Total Affiliated Partnership
   (Cost $ 647,313) ($ Thousands)                                        647,313
                                                                   -------------
CASH EQUIVALENT -- 3.7%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 2.460%**+                                 86,641,118          86,641
                                                                   -------------
Total Cash Equivalent
   (Cost $ 86,641) ($ Thousands)                                          86,641
                                                                   -------------
Total Investments -- 127.2%
   (Cost $2,932,430) ($ Thousands)                                 $   3,017,369
                                                                   =============

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows:

                             NUMBER OF                   UNREALIZED
         TYPE OF             CONTRACTS    EXPIRATION    APPRECIATION
        CONTRACT           LONG (SHORT)      DATE      ($ THOUSANDS)
------------------------   ------------   ----------   -------------
Russell E-Mini                  287        Jun-2008    $       2,451
S&P Mid 400 E-Mini              232        Jun-2008            2,702
                                                       -------------
                                                       $       5,153
                                                       =============

Percentages are based on a Net Assets of $2,373,056 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of May 31, 2008.

+    Investment in Affiliated Security (see Note 3).

++   Real Estate Investment Trust

(A) This security or a partial position of this security is on loan at May 31, 2008. The total value of securities on loan at May 31, 2008 was $622,117 ($ Thousands).

(B) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid, unless otherwise indicated, under guidelines established by the Board of Trustees.

(C) Securities considered illiquid and restricted. The total value of such securities as of May 31, 2008 was $2,612 ($ Thousands) and represented 0.11% of Net Assets.

(D) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of May 31, 2008 was $2,612 ($ Thousands) and represented 0.11% of Net Assets.

(E) Zero coupon security. The rate reported is the effective yield at time of purchase.

(F) Security, or portion thereof, has been pledged as collateral on open future contracts.

(G) This security was purchased with cash collateral held from securities on loan. The total value of such securities as of May 31, 2008 was $647,313 ($ Thousands).

ADR  -- American Depositary Receipt

Cl   -- Class

CV   -- Convertible Security

L.P. -- Limited Partnership

LLC  -- Limited Liability Company

PIPE -- Private Investment in Public Entity

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


      94 SEI Institutional Investments Trust / Annual Report / May 31, 2008

International Equity Fund
May 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)++:

                                  (BAR CHART)

Financials                            17.3%
Materials                             13.8%
Energy                                10.9%
Industrials                            9.1%
Mortgage-Backed Securities             8.4%
Affiliated Partnership                 8.1%
Consumer Discretionary                 6.2%
Telecommunication Services             5.4%
Consumer Staples                       5.3%
Utilities                              4.8%
Information Technology                 4.8%
Health Care                            3.3%
Short-Term Investment                  0.9%
Asset-Backed Securities                0.7%
U.S. Treasury Obligations              0.6%
U.S. Government Agency Obligations     0.4%
Rights                                 0.0%
Purchased Options                      0.0%
Exchanged Traded Fund                  0.0%

++ Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
COMMON STOCK -- 88.1%

AUSTRALIA -- 4.2%

   AGL Energy                                           222,698     $      3,060
   Amcor                                                 95,281              553
   Ansell                                                 6,090               64
   Australia & New Zealand Banking
   Group                                                 35,300              730
   Australian Infrastructure Fund                       234,400              577
   Babcock & Brown (A)                                   18,981              225
   Bendigo Bank                                           6,690               90
   BHP Billiton                                         243,183           10,086
   BlueScope Steel                                       52,000              563
   Brambles                                              69,501              543
   Centennial Coal                                        1,500                7
   Challenger Financial Services Group (A)              133,788              253
   Coca-Cola Amatil                                      43,900              339
   Commonwealth Bank of Australia                        21,300              859
   Computershare                                         22,593              206
   CSL                                                   16,526              627
   Dominion Mining                                          500                2
   Downer EDI                                            80,813              556
   Equigold NL                                            1,300                5
   Flight Centre (A)                                     81,100            1,469
   Fortescue Metals Group*                               76,862              780
   Foster's Group                                        98,138              514
   Goodman Fielder                                      261,590              436
   Incitec Pivot (A)                                      9,691            1,607
   ING Industrial Fund++ (A)                            242,097              461
   Leighton Holdings (A)                                 50,510            2,567
   MacArthur Coal                                        21,033              394
   Macquarie Airports (A)                               770,680            2,131

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Macquarie Group (A)                                    12,756   $         663
   Macquarie Infrastructure Group                      1,139,095           3,258
   Mirvac Group++ (A)                                     77,076             242
   Mount Gibson Iron*                                     80,600             251
   National Australia Bank (A)                            81,867           2,444
   New Hope                                                6,200              30
   Newcrest Mining                                       158,060           4,798
   Nufarm                                                 14,300             230
   OneSteel                                               56,080             386
   Orica                                                  20,200             584
   Origin Energy                                          52,600             782
   Pacific Brands                                        200,203             405
   Portman*                                                5,318              89
   Qantas Airways (A)                                    213,576             707
   QBE Insurance Group                                    19,735             460
   Rio Tinto (A)                                          20,250           2,664
   Santos                                                 73,400           1,476
   Seven Network                                          21,300             183
   TABCORP Holdings                                       24,829             266
   Tatts Group                                            38,084              95
   Telstra                                             1,067,423           4,834
   Wesfarmers                                             12,234             446
   Westfield Group++                                      30,600             497
   Westpac Banking                                        73,338           1,626
   Woodside Petroleum                                     17,100           1,060
   Woolworths                                            109,909           2,905
   WorleyParsons                                          17,213             612
                                                                   -------------
                                                                          61,697
                                                                   -------------
AUSTRIA -- 0.8%

   IMMOFINANZ                                             11,337             133
   OMV (A)                                                31,944           2,627
   Raiffeisen International Bank
      Holding (A)                                          8,597           1,287
   Telekom Austria                                        20,000             476
   Verbund - Oesterreichische
      Elektrizitaetswirtschafts, Cl A                      1,009              85
   Voestalpine                                            83,535           6,955
   Wienerberger                                            5,900             313
                                                                   -------------
                                                                          11,876
                                                                   -------------
BELGIUM -- 1.1%

   Belgacom                                                8,668             408
   Cofinimmo++                                             5,900           1,102
   Delhaize Group (A)                                      8,460             636
   Dexia (A)                                              44,479           1,047
   Fortis                                                130,731           3,197
   Fortis (Netherlands Line)                              38,182             931
   Gimv                                                    9,200             653
   InBev                                                  10,647             821
   KBC Ancora                                              1,064             106
   KBC Groep                                               9,216           1,136


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 95

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
Mobistar                                                  35,300   $       2,899
Solvay (A)                                                15,665           2,244
Umicore                                                   14,028             766
                                                                   -------------
                                                                          15,946
                                                                   -------------
BERMUDA -- 0.0%

   Seadrill (NOK)                                         17,532             572
                                                                   -------------
BRAZIL -- 0.3%

   Banco do Brasil                                       134,000           2,677
   Bovespa Holding                                        20,000             328
   Cia Vale do Rio Doce ADR                               20,200             665
   Uniao de Bancos Brasileiros GDR                         7,200           1,129
                                                                   -------------
                                                                           4,799
                                                                   -------------
CANADA -- 3.6%

   Barrick Gold                                           42,800           1,725
   Cameco                                                  9,931             405
   Canadian Imperial Bank of Commerce                     14,900           1,047
   Canadian Natural Resources                             42,800           4,188
   Eastern Platinum*                                     494,050           1,387
   EnCana                                                108,100           9,754
   Gerdau Ameristeel                                      86,800           1,558
   Gildan Activewear*                                     12,500             369
   Goldcorp                                               79,830           3,205
   HudBay Minerals*                                       22,400             394
   Inmet Mining                                           10,600             722
   National Bank of Canada                                 9,300             508
   Nexen                                                       1              --
   Onex                                                   12,500             424
   Petro-Canada                                           29,100           1,679
   Potash Corp of Saskatchewan                            10,870           2,164
   Potash Saskatchewan                                    29,600           5,878
   Research In Motion*                                    42,790           5,939
   Rogers Communications, Cl B                            73,640           3,238
   Royal Bank of Canada                                   27,400           1,401
   Shaw Communications, Cl B                              19,900             412
   Shoppers Drug Mart                                     12,700             713
   Suncor Energy                                          21,600           1,474
   Teck Cominco, Cl B                                     32,500           1,608
   TELUS, Cl A                                               146               7
   Toronto-Dominion Bank                                  20,600           1,490
                                                                   -------------
                                                                          51,689
                                                                   -------------
CHINA -- 0.7%

   Alibaba.com* (A)                                       47,000              87
   Bank of Communications, Cl H                        1,577,000           2,065
   China COSCO Holdings, Cl H                            759,000           2,208
   China Life Insurance, Cl H                            630,650           2,534
   China Petroleum & Chemical, Cl H                    1,106,000           1,114
   China Shenhua Energy                                  122,500             546

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Industrial & Commercial Bank
      of China, Cl H                                     570,000   $         426
   New World Department Store China*                   1,004,200           1,022
   Parkson Retail Group                                    5,500              47
   Tencent Holdings                                       24,600             207
                                                                   -------------
                                                                          10,256
                                                                   -------------
CZECH REPUBLIC -- 0.2%

   CEZ                                                    38,600           3,184
                                                                   -------------
DENMARK -- 0.9%

   A P Moeller - Maersk, Cl A                                 97           1,208
   A P Moeller - Maersk, Cl B                                 84           1,047
   Carlsberg, Cl B                                        10,149           1,064
   D/S Nordern                                             3,809             475
   Danisco (A)                                             1,188              92
   Danske Bank                                            26,335             903
   East Asiatic                                            4,610             343
   FLSmidth                                                4,750             569
   Novo-Nordisk, Cl B                                     29,950           1,947
   Sydbank (A)                                             2,327             100
   Vestas Wind Systems*                                   41,423           5,695
                                                                   -------------
                                                                          13,443
                                                                   -------------
FINLAND -- 1.0%

   Konecranes                                             12,482             571
   Metso                                                  14,035             702
   Nokia (A)                                             207,059           5,962
   Nokian Renkaat                                          3,793             195
   Outokumpu                                              64,619           2,886
   Pohjola Bank, Cl A                                     12,194             251
   Rautaruukki                                             9,200             489
   Sponda                                                 70,500             732
   Stora Enso, Cl R                                      135,800           1,648
   UPM-Kymmene                                            74,786           1,453
   Wartsila, Cl B                                          2,998             212
                                                                   -------------
                                                                          15,101
                                                                   -------------
FRANCE -- 8.6%

   Accor                                                   5,386             411
   Air France-KLM                                         15,900             425
   Air Liquide (A)                                         5,204             764
   Alstom                                                  3,527             888
   Arkema (A)                                             19,921           1,271
   Atos Origin*                                            1,773             105
   AXA (A)                                                77,602           2,738
   Beneteau                                                  901              23
   BNP Paribas (A)                                       115,381          11,894
   Bouygues (A)                                           53,486           4,363
   Capital Gemini                                         22,486           1,523
   Carrefour                                              41,100           2,879


      96 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Casino Guichard Perrachon                               5,525   $         699
   Christian Dior                                          3,400             411
   Cie de Saint-Gobain (A)                                13,693           1,103
   Cie Generale de Geophysique-
      Veritas*                                            13,378           3,592
   Ciments Francais                                        2,230             430
   CNP Assurances                                          3,529             434
   Compagnie Generale des
      Etablissements Michelin, Cl B (A)                   42,700           3,815
   Credit Agricole (A)                                   123,543           3,266
   Dassault Systemes (A)                                   7,255             485
   Electricite de France (A)                               8,000             865
   Eramet                                                    282             283
   France Telecom (A)                                    276,521           8,382
   Gaz de France (A)                                       8,960             610
   Groupe Danone                                          40,448           3,537
   Lafarge (A)                                            12,693           2,293
   Lagardere S.C.A.                                       31,947           2,304
   L'Oreal                                                22,329           2,714
   Natixis                                                 1,774              27
   Nexans                                                  2,400             327
   PagesJaunes Groupe (A)                                 14,600             263
   Pernod-Ricard                                          11,500           1,305
   Peugeot (A)                                            54,169           3,367
   PPR                                                     1,182             154
   Publicis Groupe                                         6,705             266
   Renault                                                59,025           6,054
   Rhodia                                                 12,600             289
   Sanofi-Aventis                                         98,985           7,370
   Schneider Electric                                      8,478           1,064
   SCOR                                                   16,111             407
   SES Global (Paris Exchange)                            36,186             955
   Societe Generale* (A)                                  56,357           5,837
   Suez                                                   54,571           4,062
   Technip                                                29,810           2,792
   Thales (A)                                             10,297             642
   Total (A)                                             220,349          19,207
   Valeo (A)                                               7,000             279
   Vallourec (A)                                           9,160           2,835
   Veolia Environnement (A)                               39,832           2,836
   Vilmorin & Cie                                             18               4
   Vivendi                                                42,737           1,794
   Wendel                                                  3,810             542
                                                                   -------------
                                                                         125,185
                                                                   -------------
GERMANY -- 8.9%

   Allianz (A)                                            62,890          11,894
   Altana (A)                                              5,600             106
   Arcandor*                                               4,383              79
   BASF                                                  106,622          15,969
   Bayer                                                 106,267           9,413
   Bayerische Motoren Werke                                6,332             375
   Bilfinger Berger (A)                                    1,143             106

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------

   Commerzbank                                            42,108   $       1,484
   DaimlerChrysler                                        95,067           7,227
   Deutsche Bank (A)                                      56,504           6,035
   Deutsche Beteiligungs (A)                              25,000             698
   Deutsche Boerse (A)                                    10,333           1,481
   Deutsche Lufthansa                                    247,615           6,415
   Deutsche Post                                          34,394           1,093
   Deutsche Telekom                                       80,945           1,354
   E.ON                                                   87,353          18,565
   Fresenius Medical Care                                 79,050           4,400
   Gildemeister                                            9,200             318
   HeidelbergCement (A)                                    1,704             292
   Henkel                                                 30,982           1,399
   Hypo Real Estate Holding (A)                           33,842           1,118
   Infineon Technologies*                                121,400           1,092
   K+S                                                     7,933           3,715
   KSB                                                       129              94
   MAN                                                     7,057           1,099
   Metro                                                   5,700             419
   Muenchener Rueckversicherungs                          42,957           8,045
   Q-Cells*                                               13,900           1,689
   Rheinmetall                                             1,198              95
   RWE                                                    56,450           7,289
   Salzgitter                                             12,079           2,371
   SAP (A)                                                10,041             554
   SGL Carbon*                                            44,000           3,268
   Siemens                                                 6,737             763
   Suedzucker (A)                                         27,314             620
   ThyssenKrupp                                           69,550           4,694
   Volkswagen                                             12,000           3,302
   Wincor Nixdorf                                          3,472             275
                                                                   -------------
                                                                         129,205
                                                                   -------------
GREECE -- 0.2%

   Alpha Bank                                              2,684              92
   Bank of Greece                                            107              15
   Coca Cola Hellenic Bottling                            31,061           1,410
   OPAP                                                   20,732             812
   Public Power                                            8,400             320
   Viohalco                                                6,000              56
                                                                   -------------
                                                                           2,705
                                                                   -------------
HONG KONG -- 2.9%

   Bank of East Asia                                     139,700             850
   BOC Hong Kong Holdings                                281,000             718
   Cheung Kong Holdings                                   69,000           1,060
   China Mobile                                          380,100           5,587
   China Netcom Group Hong Kong                          328,000           1,137
   China Overseas Land & Investment                       92,000             167
   CLP Holdings                                           88,000             795
   Dairy Farm International Holdings                       1,700               9
   Esprit Holdings                                        80,500             941


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 97

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Great Eagle Holdings (A)                              371,500   $       1,166
   Guoco Group                                            65,000             733
   Hang Lung Group                                        17,000              88
   Hang Lung Properties                                   83,000             316
   Hang Seng Bank                                         40,700             825
   Hong Kong & China Gas                                 145,860             359
   Hongkong & Shanghai Hotels                            310,000             539
   HongKong Electric Holdings                            127,500             770
   Hongkong Land Holdings (A)                          1,465,000           6,958
   Hopewell Highway Infrastructure                        44,500              37
   Hopewell Holdings                                      90,000             381
   Hutchison Whampoa                                      35,000             378
   Hysan Development                                      29,000              83
   Jardine Matheson Holdings                              16,200             527
   Jardine Strategic Holdings                             18,000             324
   Johnson Electric Holdings                              30,500              15
   K Wah International Holdings                          509,900             242
   Kowloon Development                                    93,000             212
   Lenovo Group                                        2,577,000           1,892
   New World Development (A)                             126,000             316
   NWS Holdings                                            9,000              29
   Orient Overseas International                         439,200           2,960
   Pacific Basin Shipping (A)                            187,000             324
   Pacific Century Premium
      Developments                                       262,000              94
   SEA Holdings                                            4,000               3
   Shun Tak Holdings                                     501,000             586
   Singamas Container Holdings (A)                       752,200             241
   Sinolink Worldwide Holdings                           618,000             112
   Sun Hung Kai                                          577,100             515
   Sun Hung Kai Properties                               182,900           2,939
   Swire Pacific, Cl A                                   241,900           2,760
   Tian An China Investment                              658,900             490
   Transport International Holdings                       18,000              84
   USI Holdings                                           20,000              11
   Wharf Holdings                                        510,500           2,551
   Wheelock                                              256,400             807
   Wing Hang Bank                                          6,500              99
   Wing On International                                   7,000              14
   Yue Yuen Industrial Holdings                           48,000             138
                                                                   -------------
                                                                          42,182
                                                                   -------------
INDIA -- 0.2%

   Reliance Industries GDR (B)                            24,000           2,736
                                                                   -------------
INDONESIA -- 0.2%

   Bumi Resources                                      3,218,000           2,781
                                                                   -------------
IRELAND -- 0.4%

   Allied Irish Banks                                     24,100             483
   Anglo Irish Bank                                       42,044             549
   CRH                                                    75,161           2,768

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Dragon Oil*                                            41,711   $         430
   Irish Life & Permanent                                 43,605             762
   Total Produce                                          24,239              24
                                                                   -------------
                                                                           5,016
                                                                   -------------
ISRAEL -- 0.3%

   Teva Pharmaceutical Industries ADR                    106,600           4,875
                                                                   -------------
ITALY -- 2.1%

   A2A (A)                                               189,745             770
   Banca Intesa                                           52,159             342
   Banca Intesa RNC                                       23,805             143
   Banco Popolare Scarl                                    7,262             145
   Danieli                                                16,800             696
   Enel                                                  342,965           3,850
   ENI                                                   386,009          15,706
   Fiat (A)                                              126,988           2,826
   Fondiaria-Sai (A)                                      18,900             715
   IFIL - Investments (A)                                 47,045             393
   Iride                                                   9,076              31
   Italcementi (A)                                        18,317             338
   Milano Assicurazioni                                    1,542              10
   Pirelli                                                26,469              22
   Prysmian                                               10,115             267
   Saipem                                                 21,700             995
   Telecom Italia (A)                                  1,131,621           2,245
   UniCredito Italiano                                   236,565           1,651
   Unipol Gruppo Finanziario                               7,625              20
                                                                   -------------
                                                                          31,165
                                                                   -------------
JAPAN -- 16.2%

   77 Bank                                                 7,000              44
   Acom                                                    6,680             210
   Aeon                                                  163,000           2,339
   Aichi                                                   2,200              17
   Aichi Bank                                                100               9
   Aichi Steel                                            11,000              56
   Aioi Insurance                                         52,000             324
   Aisin Seiki                                            50,000           1,747
   Ajinomoto                                              30,000             291
   Akita Bank                                              1,000               5
   Alps Electric                                          12,900             141
   Amada                                                  72,600             664
   AOC Holdings                                            1,700              21
   AOKI Holdings                                           2,500              42
   Aoyama Trading                                         24,800             496
   Aozora Bank                                            15,000              40
   Asahi Breweries                                        32,000             560
   Asahi Glass                                            14,000             184
   Asahi Kasei                                            92,000             546
   Astellas Pharma                                        20,500             865
   Atsugi                                                365,600             496


      98 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Autobacs Seven                                         48,900   $       1,431
   Bank of Ikeda                                             600              18
   Bank of Okinawa                                           300              11
   Belluna                                                 2,850              23
   Bridgestone                                            46,000             784
   Canon                                                  38,700           2,086
   Cawachi                                                 1,700              50
   Central Japan Railway                                     222           2,166
   Chiba Kogyo Bank*                                       2,800              41
   Chiyoda                                                31,000             329
   Chudenko                                                3,100              54
   Circle K Sunkus                                         8,800             143
   Citizen Holdings (A)                                   64,000             541
   CKD                                                     3,600              26
   CMK (A)                                               129,400             999
   Coca-Cola Central Japan                                     3              24
   Coca-Cola West Holdings (A)                            10,600             254
   COMSYS Holdings                                       157,700           1,335
   Corona                                                  1,600              23
   Cosmo Oil                                             328,800           1,302
   Dai Nippon Printing                                    15,000             229
   Daiei*                                                  1,700              13
   Daiichikosho                                            3,800              40
   Daimei Telecom Engineering                             45,700             465
   Dainippon Ink and Chemicals (A)                       146,000             473
   Dainippon Screen Manufacturing                         16,000              75
   Dainippon Sumitomo Pharma                             206,600           1,751
   Daishi Bank                                             1,000               4
   Daiwa House Industry                                   69,000             845
   DaVinci Advisors*                                         321             237
   Denki Kagaku Kogyo                                     34,000             139
   Denso                                                   7,200             263
   East Japan Railway                                        118             910
   EDION                                                   1,000               9
   Eighteenth Bank                                        11,000              42
   Eizo Nanao                                              1,300              32
   Elpida Memory* (A)                                     41,000           1,511
   Fancl                                                     400               5
   Fanuc                                                  14,600           1,584
   Fast Retailing                                         11,800           1,019
   Fuji Electric Holdings                                 56,000             247
   Fuji Fire & Marine Insurance                           29,000              91
   Fuji Heavy Industries                                  53,000             248
   Fuji Machine Manufacturing                              5,400             113
   FUJIFILM Holdings                                      47,100           1,732
   Fujikura                                               26,000             116
   Fujitsu                                               521,000           4,215
   Fukuoka Financial Group                                69,000             342
   Fukuyama Transporting (A)                              81,700             303
   Furuno Electric                                         1,700              19
   Futaba                                                  2,800              49
   Hachijuni Bank                                         21,000             145

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Hankyu Holdings                                        78,000   $         338
   Heiwa                                                   9,900             108
   Heiwado                                                   800              13
   Higashi-Nippon Bank                                     8,000              34
   Higo Bank                                               4,000              27
   Hino Motors                                             4,000              27
   Hitachi                                               497,100           3,570
   Hitachi Cable                                          29,000             113
   Hitachi Capital                                         3,100              52
   Hitachi Chemical                                       11,900             266
   Hitachi Construction Machinery                          1,200              41
   Hitachi Koki                                            5,100              86
   Hitachi Maxell                                          6,400              83
   Hitachi Metals                                         12,000             176
   Hokkaido Electric Power                                16,000             327
   Hokuetsu Bank                                          14,000              34
   Honda Motor                                           104,300           3,488
   Hoya                                                   36,800           1,021
   Hyakugo Bank                                           18,000             119
   Hyakujushi Bank                                        16,000             100
   Idemitsu Kosan                                          1,200             128
   Inpex Holdings                                            172           2,167
   Isetan Mitsukoshi Holdings                              4,500              53
   Itochu                                                325,100           3,757
   Japan Airlines                                         63,000             141
   Japan Aviation Electronics Industry                     1,000               9
   Japan Petroleum Exploration                             3,800             272
   Japan Steel Works                                     292,890           6,076
   Japan Tobacco                                              55             267
   JFE Holdings                                           68,600           3,873
   JGC                                                    40,000             880
   Joshin Denki (A)                                       32,500             271
   JS Group                                               16,600             283
   Kagawa Bank                                             5,000              31
   Kagoshima Bank                                          5,000              43
   Kamigumi                                                9,000              71
   Kaneka                                                 33,000             240
   Kansai Electric Power                                  31,000             683
   Kao                                                     9,000             234
   Kasumi                                                  4,000              26
   Kawasaki Heavy Industries                              29,000              90
   Kawasaki Kisen Kaisha                                  87,000             960
   KDDI                                                       59             409
   Keisei Electric Railway                                24,000             124
   Keyence                                                 5,300           1,264
   Kirin Holdings                                         86,000           1,421
   Kobe Steel                                            192,000             631
   Komatsu                                                 9,200             291
   Komori                                                 19,400             379
   Konami                                                  4,800             175
   Kose                                                    3,600              83
   Kubota                                                 37,000             300


      SEI Institutional Investments Trust / Annual Report / May 31, 2008 99

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Kuraray                                                22,000   $         277
   Kyoei Steel                                             1,800              39
   Kyorin                                                  2,000              25
   Kyowa Hakko Kogyo                                      10,000              97
   Kyushu Electric Power                                  44,100             936
   Leopalace21                                            12,500             200
   Mabuchi Motor                                           2,500             134
   Maeda                                                   9,000              35
   Maeda Road Construction                                 6,000              43
   Makita                                                 10,500             442
   Mandom                                                  1,300              34
   Marubeni                                               82,000             730
   Matsushita Electric Industrial                        155,200           3,528
   Mazda Motor                                            96,000             500
   Mie Bank                                                3,000              17
   Mikuni Coca-Cola Bottling                               2,700              29
   Millea Holdings                                        67,000           2,761
   Minato Bank                                             1,000               2
   Mitsubishi                                            282,400           9,738
   Mitsubishi Chemical Holdings                          222,500           1,577
   Mitsubishi Electric                                    85,000             960
   Mitsubishi Gas Chemical                               124,000             929
   Mitsubishi Heavy Industries                           206,000           1,038
   Mitsubishi Materials                                  161,600             773
   Mitsubishi Paper Mills                                127,100             319
   Mitsubishi Rayon                                       40,000             144
   Mitsubishi UFJ Financial Group                        395,620           4,039
   Mitsui                                                217,500           5,327
   Mitsui Chemicals                                      595,200           3,411
   Mitsui Mining & Smelting                               47,000             158
   Mitsui OSK Lines                                      287,000           4,326
   Mitsui Trust Holdings                                 106,000             753
   Mitsumi Electric                                        7,100             206
   Mizuho Financial Group                                    164             861
   Murata Manufacturing                                   17,180             902
   N E Chemcat                                             1,000              18
   Nafco                                                     700              11
   Nagase                                                  5,000              60
   Namco Bandai Holdings                                  71,200             926
   NEC                                                   131,000             695
   NEC Fielding                                              200               2
   NGK Spark Plug                                         14,000             174
   Nichicon                                               35,500             305
   Nichirei                                               13,000              60
   Nikon (A)                                              27,400             872
   Nintendo                                               20,495          11,260
   Nippo                                                  80,300             440
   Nippon Beet Sugar Manufacturing                       150,100             354
   Nippon Electric Glass                                  29,700             577
   Nippon Konpo Unyu Soko                                 60,700             780
   Nippon Light Metal                                     34,000              59
   Nippon Meat Packers                                     5,000              66

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Nippon Metal Industry                                   8,000   $          27
   Nippon Mining Holdings                                359,400           2,248
   Nippon Oil                                             65,000             469
   Nippon Sharyo                                          39,800             104
   Nippon Sheet Glass                                     78,000             351
   Nippon Shokubai                                        31,000             246
   Nippon Soda                                             9,000              31
   Nippon Steel                                          507,100           3,166
   Nippon Telegraph & Telephone                            1,560           7,566
   Nippon Thompson                                         4,000              29
   Nippon Yusen                                          176,000           1,787
   Nishimatsu Construction                                18,000              50
   Nishi-Nippon City Bank                                 53,000             175
   Nissan Motor                                          621,160           5,514
   Nissan Shatai                                           1,000               7
   Nisshin Oillio Group                                    3,000              14
   Nisshin Steel                                          86,000             332
   Nisshinbo Industries                                    8,000             103
   Nitto Kogyo                                             2,600              26
   NOK                                                     2,500              44
   Nomura Holdings                                       135,100           2,292
   NSK                                                     5,000              49
   NTT Data                                                   53             220
   NTT DoCoMo                                                450             716
   Oiles                                                   1,500              32
   Oki Electric Industry, Cl B (A)                       467,000             818
   Okinawa Cellular Telephone                                  8              14
   Okinawa Electric Power                                    100               5
   Omron                                                  30,000             648
   Onward Holdings                                         6,000              69
   ORIX                                                   34,350           6,481
   Osaka Gas                                             120,000             436
   Pacific Metals                                         11,000              95
   Pioneer                                                 4,500              39
   Plenus                                                  2,200              33
   Promise                                                 6,800             217
   QP                                                      2,000              19
   Rasa Industries                                       162,000             327
   Resona Holdings                                           246             429
   Ricoh                                                  41,000             754
   Riso Kagaku                                             1,600              23
   Rohm                                                    1,200              79
   Roland                                                  1,300              27
   Sakai Chemical Industry                                 3,000              12
   San-In Godo Bank                                       10,000              93
   Sankyo                                                  4,100             262
   Sanwa Shutter (A)                                      57,000             227
   Sapporo Hokuyo Holdings                                    38             296
   Sazaby League                                           1,100              21
   Seiko Epson (A)                                        15,200             371
   Seiko Holdings                                         85,000             458
   Seino Holdings                                         18,000             107


     100 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Sekisui House (A)                                      47,000   $         496
   Senshukai                                               3,000              22
   Sharp                                                 160,000           2,789
   Shimamura                                               7,800             621
   Shin-Etsu Polymer                                         900               5
   Shionogi                                                7,000             141
   Showa                                                   5,300              42
   Showa Denko                                            76,000             232
   Showa Shell Sekiyu (A)                                 56,100             613
   Sintokogio                                              1,700              17
   Sky Perfect Jsat                                           87              41
   SMC                                                    13,700           1,720
   Softbank                                              230,500           4,063
   Sojitz                                                111,900             426
   Sompo Japan Insurance                                  43,000             464
   SRI Sports                                                  1               2
   Sumitomo                                              138,400           2,041
   Sumitomo Chemical                                     241,600           1,762
   Sumitomo Electric Industries                           31,480             406
   Sumitomo Metal Mining                                  49,000             821
   Sumitomo Mitsui Financial Group                         1,059           9,098
   Sumitomo Realty & Development                          26,000             665
   Sumitomo Rubber Industries                             16,800             138
   Sumitomo Trust & Banking                               46,000             392
   Suzuken                                                 7,700             294
   Suzuki Motor                                           48,300           1,336
   T&D Holdings                                           12,300             818
   Taisho Pharmaceutical                                  40,000             748
   Takeda Pharmaceutical                                   5,300             307
   Takefuji (A)                                           21,060             399
   Takeuchi Manufacturing                                    900              24
   Tamron                                                  1,200              26
   Tanabe Seiyaku                                         21,000             273
   Teijin                                                 64,000             241
   Terumo                                                  2,700             134
   Toagosei                                              313,800           1,195
   Tochigi Bank                                            1,000               7
   Tohoku Electric Power                                  14,200             304
   Tokai Rika                                             24,000             570
   Tokuyama                                               19,000             144
   Tokyo Electric Power                                  103,400           2,516
   Tokyo Electron                                         18,100           1,236
   Tokyo Gas                                              84,100             319
   Tokyo Ohka Kogyo                                        2,700              52
   Tokyo Style                                             5,000              49
   Tokyu Land                                             10,000              72
   Toppan Printing                                       105,000           1,208
   Topre                                                   2,700              25
   Topy Industries                                        57,800             180
   Toshiba                                               628,400           5,530
   Toshiba TEC                                            15,000             106
   Tosoh                                                  55,000             252
   Toyo Seikan Kaisha                                     22,900             450
   Toyoda Gosei                                           24,000             773

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Toyota Boshoku                                          4,000   $         108
   Toyota Industries                                      18,900             668
   Toyota Motor                                          145,000           7,377
   Toyota Tsusho                                           6,000             146
   Trend Micro                                            40,500           1,416
   Trusco Nakayama                                         1,100              17
   TV Asahi (A)                                               66             102
   Unicharm                                                7,000             494
   Uniden                                                  3,000              17
   Unipres                                                 2,200              21
   UNY                                                    43,000             451
   West Japan Railway                                         99             463
   Yamada Denki                                           10,750             834
   Yamaguchi Financial Group                              13,000             189
   Yamaha Motor                                           22,700             461
   Yamato Holdings                                        90,400           1,258
   Yamato Kogyo                                            6,500             325
   Yamazaki Baking                                         5,000              53
   Yodogawa Steel Works                                   10,000              55
   Yokogawa Bridge Holdings (A)                           34,400             200
   Yokogawa Electric                                       5,200              49
   Yurtec                                                  1,000               6
   Yutaka Giken                                              100               2
   Zeon                                                   16,000              75
                                                                   -------------
                                                                         234,957
                                                                   -------------
JERSEY -- 0.0%

   Meinl European Land*                                    2,790              37
                                                                   -------------
MEXICO -- 0.2%

   America Movil ADR, Ser L                               28,200           1,685
   Telefonos de Mexico ADR (A)                            32,400           1,336
   Wal-Mart de Mexico                                     84,100             366
                                                                   -------------
                                                                           3,387
                                                                   -------------
NETHERLANDS -- 5.1%

   Aegon                                                  60,491             923
   Akzo Nobel                                             84,649           7,157
   Boskalis Westminster                                    5,724             346
   Corporate Express (A)                                  83,000           1,093
   CSM                                                       811              31
   European Aeronautic Defense
      and Space (A)                                       35,072             819
   Heineken                                               26,630           1,563
   ING Groep                                             312,557          11,920
   Koninklijke Ahold                                     169,744           2,536
   Koninklijke BAM Groep                                   8,614             201
   Koninklijke DSM                                        38,741           2,373
   Koninklijke Philips Electronics                         9,580             367
   Nutreco Holding                                         3,180             231
   Royal Dutch Shell, Cl A                               347,577          14,824
   Royal Dutch Shell, Cl A (GBP)                         146,096           6,207


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 101

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Royal Dutch Shell, Cl B                               280,870   $      11,684
   Royal KPN                                              90,723           1,650
   TNT                                                       246              10
   Unilever                                              251,890           8,222
   Vastned Retail++                                       16,800           1,530
                                                                   -------------
                                                                          73,687
                                                                   -------------
NEW ZEALAND -- 0.0%

   Air New Zealand (A)                                   134,400             122
   Fletcher Building                                      36,600             230
   Vector                                                  9,300              14
                                                                   -------------
                                                                             366
                                                                   -------------
NORWAY -- 1.2%

   Aker Kvaerner                                          15,133             427
   DnB (A)                                               201,422           2,898
   Norsk Hydro (A)                                       125,200           1,988
   Petroleum Geo-Services (A)                             34,850           1,026
   Statoil (A)                                           171,200           6,643
   Telenor                                                66,400           1,441
   Yara International (A)                                 40,207           3,050
                                                                   -------------
                                                                          17,473
                                                                   -------------
PAPUA NEW GUINEA -- 0.0%

   Oil Search                                             15,800              92
                                                                   -------------
POLAND -- 0.0%

   Polski Koncern Naftowy Orlen                           27,400             506
                                                                   -------------
PORTUGAL -- 0.2%

   Banco Espirito Santo                                    7,672             138
   Energias de Portugal                                  263,167           1,656
   Portugal Telecom                                       51,667             631
   Sonae                                                  92,500             151
   Sonae Industria                                        11,246              66
                                                                   -------------
                                                                           2,642
                                                                   -------------
RUSSIA -- 0.7%

   LUKOIL ADR                                              7,300             808
   OAO Gazprom ADR                                       132,730           8,017
   Rosneft Oil GDR*                                       28,774             350
   Uralkali GDR                                            6,500             393
                                                                   -------------
                                                                           9,568
                                                                   -------------
SINGAPORE -- 0.6%

   ComfortDelgro                                           5,000               6
   DBS Group Holdings                                     55,000             786
   Flextronics International*                                600               6
   Hong Leong Finance                                    122,100             335
   Hotel Grand Central                                     8,350               6
   Jardine Cycle & Carriage                               71,144             855
   Keppel*                                                75,000             667

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Kim Eng Holdings (A)                                  222,879   $         330
   Neptune Orient Lines (A)                              105,000             313
   Oversea-Chinese Banking                                79,000             502
   SembCorp Industries                                    26,000              91
   Singapore Airlines                                      5,600              65
   Singapore Land                                          7,000              32
   Singapore Petroleum                                    95,000             481
   Singapore Technologies Engineering                    160,000             373
   Singapore Telecommunications                          178,000             497
   SP Chemicals                                           96,000              39
   United Industrial                                       6,000              13
   United Overseas Bank                                   44,000             651
   UOB-Kay Hian Holdings                                  59,000              84
   UOL Group                                              26,000              74
   Venture                                                 6,000              45
   Wheelock Properties (A)                               322,200             515
   Wilmar International (A)                              332,000           1,353
   Yanlord Land Group                                     87,000             138
                                                                   -------------
                                                                           8,257
                                                                   -------------
SOUTH AFRICA -- 1.4%

   ArcelorMittal                                         154,294          15,280
   Sanlam                                                379,530             959
   Sasol                                                  63,896           3,957
                                                                   -------------
                                                                          20,196
                                                                   -------------
SOUTH KOREA -- 0.6%

   Daelim Industrial                                       2,135             256
   Honam Petrochemical                                     6,500             557
   Hynix Semiconductor*                                   14,500             436
   Hyundai Mobis                                           8,020             715
   Industrial Bank of Korea                               26,750             482
   Kookmin Bank                                            9,600             595
   LG Electronics                                         16,600           2,305
   Samsung Electronics GDR (B)                             2,972           1,055
   Samsung Electronics                                     2,452           1,764
                                                                   -------------
                                                                           8,165
                                                                   -------------
SPAIN -- 3.2%

   ACS Actividades Construcciones y
      Servicios (A)                                       10,710             647
   Banco Bilbao Vizcaya Argentaria                       280,360           6,244
   Banco Santander Central Hispano                       628,983          13,089
   Cementos Portland Valderrivas                           2,400             226
   Ebro Puleva                                             4,734              95
   Fomento de Construcciones y
      Contratas (A)                                        4,800             331
   Gas Natural*                                           74,750           4,324
   Gestevision Telecinco (A)                              10,151             158
   Iberdrola                                             258,698           3,731
   Iberdrola Renovables*                                  16,609             119
   Iberia Lineas Aereas de Espana (A)                     54,569             179


     102 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Inditex (A)                                             8,157   $         401
   Indra Sistemas*                                        13,200             360
   Mapfre                                                167,216             904
   Obrascon Huarte Lain                                    1,474              60
   Repsol                                                240,299           9,933
   Sacyr Vallehermoso (A)                                    654              23
   Sol Melia (A)                                          16,016             209
   Telefonica                                            162,503           4,659
   Union Fenosa                                           14,161             920
                                                                   -------------
                                                                          46,612
                                                                   -------------
SWEDEN -- 1.4%

   Alfa Laval                                              5,025             352
   Assa Abloy, Cl B                                       30,700             532
   Atlas Copco, Cl A (A)                                  24,200             428
   Boliden                                                 4,550              51
   Electrolux, Cl B (A)                                   45,400             654
   Hennes & Mauritz, Cl B (A)                              4,000             221
   Investor, Cl B (A)                                     23,000             572
   Modern Times Group, Cl B                                1,250              87
   NCC, Cl B                                               9,166             174
   Nordea Bank (A)                                        79,730           1,294
   Oriflame Cosmetics                                      4,915             349
   Saab, Cl B                                              8,419             236
   Scania, Cl B                                            2,000              39
   Skandinaviska Enskilda Banken,
      Cl A                                                38,661             876
   Skanska, Cl B                                          45,000             768
   SKF, Cl B                                              37,945             711
   Svenska Cellulosa, Cl B                               124,611           1,997
   Svenska Handelsbanken, Cl A                             4,972             138
   Swedbank                                               13,888             343
   Swedish Match                                         111,342           2,369
   Tele2, Cl B (A)                                        77,500           1,655
   Telefonaktiebolaget LM Ericsson
      ADR                                                  1,500              41
   Telefonaktiebolaget LM Ericsson,
      Cl B (A)                                           759,000           2,062
   Trelleborg, Cl B (A)                                   14,307             267
   Volvo, Cl B                                           110,450           1,747
   Vostok Gas (SEK)*                                      23,200           2,191
   Wihlborgs Fastigheter                                   3,906              77
                                                                   -------------
                                                                          20,231
                                                                   -------------
SWITZERLAND -- 7.1%

   ABB                                                   256,838           8,324
   Adecco                                                 16,000             910
   Baloise Holding                                         3,506             398
   Bobst Group                                               639              52
   Bucher Industries                                         265              69
   Ciba Specialty Chemicals                                2,745              90
   Clariant                                               24,000             267

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Compagnie Financiere Richemont,
      Cl A                                                70,984   $       4,413
   Credit Suisse Group                                   105,020           5,338
   Elektrizitaets-Gesellschaft
      Laufenburg                                             250             330
   Georg Fischer                                             480             249
   Givaudan                                                  346             334
   Helvetia Holding                                          862             342
   Holcim                                                 42,498           3,966
   Inficon Holding                                         3,200             551
   Kuoni Reisen Holding                                       98              52
   Lindt & Spruengli                                          50             158
   Logitech International*                                 9,618             314
   Lonza Group                                               580              80
   Nestle                                                 36,796          18,051
   Nobel Biocare Holding                                  10,142             399
   Novartis                                              110,631           5,798
   Petroplus Holdings*                                     6,204             381
   Roche Holding                                          72,209          12,421
   Schmolz + Bickenbach                                    1,384             124
   STMicroelectronics                                     34,847             453
   STMicroelectronics (EUR)                                  926              12
   Sulzer                                                  1,120             150
   Swatch Group                                            9,608             502
   Swiss Life Holding                                      5,404           1,517
   Swiss Reinsurance                                     105,242           8,154
   Swisscom                                                4,925           1,716
   Syngenta                                               22,550           6,854
   Synthes                                                 3,009             422
   UBS*                                                   44,296           1,064
   Xstrata                                               178,570          14,076
   Zurich Financial Services                              18,022           5,274
                                                                   -------------
                                                                         103,605
                                                                   -------------
TAIWAN -- 0.4%

   Asustek Computer                                      257,000             741
   Compal Electronics                                  1,032,618           1,148
   High Tech Computer GDR                                  5,090             542
   Taiwan Semiconductor
      Manufacturing                                      528,229           1,140
   Taiwan Semiconductor
      Manufacturing ADR                                  135,549           1,552
                                                                   -------------
                                                                           5,123
                                                                   -------------
THAILAND -- 0.1%

   PTT                                                   101,300           1,047
                                                                   -------------
UNITED KINGDOM -- 13.1%

   3i Group                                               13,307             233
   Alliance & Leicester (A)                               56,054             471
   Amec                                                  273,861           4,516
   Anglo American                                        123,209           8,325


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 103

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Antofagasta                                            44,300   $         604
   ARM Holdings                                           61,587             126
   Arriva                                                  1,433              18
   Associated British Foods                              114,100           1,943
   AstraZeneca (SEK)                                       6,954             305
   AstraZeneca                                            41,593           1,812
   Autonomy*                                             130,400           2,285
   Aviva                                                 307,893           3,837
   BAE Systems                                         1,010,135           9,048
   Balfour Beatty                                         13,442             114
   Barclays                                              528,289           3,915
   Barratt Developments                                   49,917             180
   BG Group                                               96,401           2,412
   BHP Billiton                                          353,880          13,385
   BP                                                  1,442,174          17,329
   British American Tobacco                              157,110           5,862
   British Energy Group                                  398,700           5,784
   British Land++                                         18,277             289
   BT Group, Cl A                                        462,281           2,028
   Cairn Energy*                                           6,800             452
   Centrica                                              410,248           2,381
   Charter                                                24,751             444
   Chaucer Holdings                                      415,700             733
   Colt Telecom Group*                                    18,416              62
   Cookson Group                                          20,299             293
   Daily Mail & General Trust, Cl A                       16,755             135
   Dairy Crest Group                                     166,900           1,354
   Dana Petroleum*                                         3,196             116
   Diageo                                                 23,520             458
   Dsg International                                     226,917             261
   Firstgroup                                              3,046              32
   GlaxoSmithKline                                       376,100           8,277
   Hays                                                   73,496             149
   HBOS                                                  412,846           3,263
   Home Retail Group                                     347,316           1,608
   HSBC Holdings                                         694,992          11,709
   Imperial Tobacco Group                                 48,099           1,925
   Investec                                               17,180             119
   ITV                                                   791,100             920
   Johnsom Matthey                                        10,623             423
   Kazakhmys                                              23,668             790
   Land Securities Group++                                 2,426              68
   Legal & General Group                                 847,754           2,007
   Lloyds TSB Group                                      167,959           1,275
   LogicaCMG                                              78,652             189
   Man Group                                              22,949             281
   Marks & Spencer Group                                  49,600             372
   Mitchells & Butlers                                    87,239             560
   Mondi                                                  71,045             508
   National Grid                                         142,765           2,105
   Next                                                    9,475             217

                                                     Shares/Face
                                                        Amount       Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Old Mutual                                             905,298   $       2,093
   Persimmon                                               36,509             347
   Petrofac                                                 5,186              64
   Premier Farnell                                         23,628              76
   Premier Foods                                          145,900             358
   Punch Taverns                                           75,210             825
   QinetiQ                                                 26,048             107
   Reckitt Benckiser Group                                 24,016           1,411
   Rio Tinto                                               81,973           9,809
   Rolls-Royce Group, Cl B                              4,203,200               8
   Royal & Sun Alliance Insurance
      Group                                               712,341           1,930
   Royal Bank of Scotland Group                         1,317,748           5,950
   SABMiller                                              155,100           3,984
   Sage Group                                              18,028              80
   Scottish & Southern Energy                              30,988             901
   St. Ives Group                                          21,800              88
   Standard Chartered                                      45,422           1,684
   Tate & Lyle                                              3,919              36
   Taylor Woodrow                                         509,331             856
   Tesco                                                  122,800           1,005
   Thomas Cook Group                                       41,257             202
   Tui Travel                                              33,985             164
   Unilever                                                34,839           1,150
   United Utilities                                       113,100           1,673
   Vedanta Resources                                       10,564             523
   Vodafone Group                                       8,220,283          26,357
   Wolseley                                                 7,500              82
   Yell Group                                             134,079             335
                                                                    -------------
                                                                          190,405
                                                                    -------------
Total Common Stock
   (Cost $1,110,444) ($ Thousands)                                      1,280,769
                                                                    -------------
MORTGAGE-BACKED SECURITIES -- 9.3%

AGENCY MORTGAGE-BACKED OBLIGATIONS -- 7.3%

   FHLMC ARM
         5.804%, 01/01/37 (G)                       $       6,008           6,171
         4.898%, 12/01/35                                   1,928           1,950
   FHLMC CMO STRIPS, Ser 232,
      Cl IO, IO
         5.000%, 08/01/35                                   6,834           1,720
   FHLMC CMO STRIPS, Ser 233,
      Cl 12, IO
         5.000%, 09/15/35                                   1,223             280
   FHLMC TBA
         6.000%, 06/01/15                                  18,000          18,467
   FNMA CMO STRIPS, Ser 10, Cl FD
         2.743%, 06/25/08 (C)                               1,097           1,065


     104 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   FNMA CMO STRIPS, Ser 359,
      Cl 6, IO
         5.000%, 11/01/35                           $         561   $         125
   FNMA CMO STRIPS, Ser 360,
      Cl 2, IO
         5.000%, 08/01/35                                   7,185           1,806
   FNMA TBA
         6.000%, 06/17/19 to 07/01/37                      51,600          53,697
         5.000%, 06/17/21                                  17,000          16,904
   GNMA ARM
         6.500%, 05/20/34 to 06/20/34 (G)                     560             569
         6.000%, 06/20/35                                     374             380
         5.500%, 07/20/35                                     196             200
         5.250%, 08/20/34 (G)                                 122             123
         4.750%, 12/20/33 (G)                               1,668           1,673
         4.500%, 03/20/36 (G)                                 302             302
         4.000%, 02/20/36                                     175             176
                                                                    -------------
                                                                          105,608
                                                                    -------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 2.0%

   American Home Mortgage Investment
      Trust, Ser 2004-3, Cl 2A
         3.998%, 09/01/08 (C)                               1,646           1,441
   American Home Mortgage Investment
      Trust, Ser 2005-1, Cl 6A
         5.294%, 07/25/08 (C)                               3,434           3,039
   American Home Mortgage Investment
      Trust, Ser 2005-4, Cl 5A
         5.350%, 07/25/08 (C)                               2,373           2,042
   American Home Mortgage Investment
      Trust, Ser 2006-1, Cl 2A3
         5.100%, 07/25/08 (C)                               1,253           1,059
   Banc of America Commercial Mortgage,
      Ser 2006-2, Cl A1
         5.611%, 05/10/45                                     648             655
   Banc of America Funding, Ser 2006-A,
      Cl 2A2
         5.574%, 07/20/08 (C)                                 149             133
   Banc of America Mortgage Securities,
      Ser 2004-10, Cl 2A1
         5.000%, 12/25/19                                     560             534
   Countrywide Alternative Loan Trust,
      Ser 2004-33, Cl 1A1
         6.738%, 07/25/08 (C)                                 279             231
   Countrywide Alternative Loan Trust,
      Ser 2005-69, Cl M3
         3.543%, 06/27/08 (C)                                 225              34
   Countrywide Alternative Loan Trust,
      Ser 2005-IM1, Cl M3
         4.393%, 06/27/08 (C)                                 338              51
   Countrywide Alternative Loan Trust,
      Ser 2006-OA11, Cl M3
         2.823%, 06/30/08 (C)                                 456              88

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Countrywide Home Loan Mortgage Pass-
      Through Trust, Ser 2004-22, Cl A1
         5.094%, 07/25/08 (C)                       $         501   $         482
   Countrywide Home Loan Mortgage
      Pass-Through Trust,
      Ser 2006-HYB1, Cl 1A1
         5.346%, 07/20/08 (C)                                 480             380
   Countrywide Home Loan Mortgage
      Pass-Through Trust,
      Ser 2006-HYB2, Cl 1A1
         4.995%, 07/20/08 (C)                               1,301           1,157
   Deutsche ALT-A Securities Alternate Loan
      Trust, Ser 2006-AB3, Cl A1
         6.250%, 07/25/08 (C)                                 707             648
   DSLA Mortgage Loan Trust,
      Ser 2004-AR4, Cl B1
         3.098%, 06/19/08 (C)                                 264             212
   DSLA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M5
         3.308%, 06/19/08 (C)                                 140              21
   DSLA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M4
         3.238%, 06/19/08 (C)                                 221              38
   DSLA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M7
         4.247%, 06/19/08 (C)                                 140              14
   First Horizon Alternative Mortgage
      Securities, Ser 2006-AA6, Cl 2A1
         5.637%, 07/25/08 (C)                               3,070           2,306
   First Horizon Asset Securities,
      Ser 2006-AR3, Cl 1A1
         5.670%, 07/25/08 (C)                                 655             632
   Greenpoint Mortgage Funding Trust,
      Ser 2006-AR1, Cl M3
         2.963%, 06/27/08 (C)                                 300              75
   GS Mortgage Securities,
      Ser 2007-GG10, Cl A4
         5.799%, 07/10/08 (C)                                 100              99
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR6, Cl 1A
         7.025%, 07/25/08 (C)                                  72              72
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR11, Cl 4A1
         5.777%, 07/25/08 (C)                               1,520           1,238
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2006-CB17, Cl A4
         5.429%, 12/12/43                                     100              98
   Lehman Mortgage Trust, Ser 2006-4,
      Cl 4A1
         6.000%, 08/25/21                                   2,618           2,425
   Master Adjustable Rate Mortgages Trust,
      Ser 2004-6, Cl 2A1
         5.895%, 07/25/08 (C)                                 669             663


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 105

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Master Adjustable Rate Mortgages Trust,
      Ser 2005-2, Cl 3A1
         6.553%, 07/25/08 (C)                       $         461   $         425
   Merrill Lynch Mortgage Trust, Ser 2006-1,
      Cl 1A
         5.304%, 07/25/08 (C)                               1,380           1,305
   Nomura Asset Acceptance, Ser 2004-R1,
      Cl A1
         6.500%, 03/25/34 (B)                                 301             305
   Nomura Asset Acceptance, Ser 2004-R2,
      Cl A1
         6.500%, 07/25/08 (B) (C) (H)                         356             360
   Nomura Asset Acceptance, Ser 2007-1,
      Cl 1A1A
         5.995%, 06/09/08                                   1,025             985
   Residential Accredit Loans,
      Ser 2005-QA3, Cl NB2
         5.219%, 07/25/08 (C)                               1,308           1,299
   Residential Accredit Loans,
      Ser 2005-QO5, Cl M3
         3.193%, 06/25/08 (C)                                 398              80
   Residential Accredit Loans,
      Ser 2006-QO1, Cl 2A3
         2.792%, 06/27/08 (C)                                 261             126
   Residential Asset Securitization Trust,
      Ser 2004-IP2, Cl 3A1
         5.235%, 07/25/08 (C)                               1,099           1,101
   Structured Adjustable Rate Mortgage
      Loan Trust, Ser 2005-16XS, Cl M2
         3.292%, 06/25/08 (C)                                 200              24
   Washington Mutual Mortgage Pass-
      Through Certificates, Ser 2007-HY4,
      Cl 1A1
         5.552%, 07/25/08 (C)                               2,513           2,396
   Washington Mutual Mortgage Pass-
      Through Certificates, Ser 2007-HY6,
      Cl 1A1
         5.674%, 07/25/08 (C)                                 866             792
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2004-I, Cl B1
         6.500%, 07/25/08 (C)                                  74              74
                                                                    -------------
                                                                           29,139
                                                                    -------------
Total Mortgage-Backed Securities
   (Cost $140,018) ($ Thousands)                                          134,747
                                                                    -------------
ASSET-BACKED SECURITIES -- 0.8%

MORTGAGE RELATED SECURITIES -- 0.8%

   Aames Mortgage Investment Trust,
      Ser 2005-4, Cl B2
         5.142%, 06/25/08 (C)                                 110               4

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   ACE Securities, Ser 2003-NC1, Cl M
         3.173%, 06/25/08 (C)                       $         600   $         477
   ACE Securities, Ser 2003-OP1, Cl M1
         3.093%, 06/26/08 (C)                                 250             200
   Ameriquest Mortgage Securities,
      Ser 2003-2, Cl M1
         3.742%, 06/25/08 (C)                                 363             287
   Argent Securities, Ser 2003-W5, Cl M1
         3.093%, 06/25/08 (C)                                 250             214
   Argent Securities, Ser 2003-W9, Cl M1
         3.083%, 06/26/08 (C)                                 343             272
   Asset-Backed Securities Home Equity,
      Ser 2003-HE5, Cl M1
         3.639%, 06/16/08 (C)                                 456             395
   Countrywide Asset-Backed Certificates,
      Ser 2003-5, Cl MV2
         3.993%, 06/25/08 (C)                                 242             166
   Countrywide Asset-Backed Certificates,
      Ser 2005-15, Cl 1AF1
         2.532%, 06/25/08 (C)                                  95              95
   Credit Suisse Asset-Backed Mortgage-
      Backed Trust, Ser 2006-1, Cl A1B
         2.612%, 06/26/08 (C)                                 164             162
   GSAA Home Equity NIM Trust,
      Ser 2006-2, Cl 2A1
         2.492%, 06/27/08 (C)                                 672             663
   GSAMP NIM Trust, Ser 2006-HE3,
      Cl N1
         5.500%, 05/25/36 (B)                                  67              --
   Home Equity Asset NIM Trust,
      Ser 2003-4, Cl M2
         4.793%, 06/25/08 (C)                                 273             227
   Lehman XS Trust, Ser 2005-5N,
      Cl M4
         4.142%, 06/30/08 (C)                                 525              79
   Lehman XS Trust, Ser 2005-7N,
      Cl M7I
         4.142%, 06/27/08 (C)                                 300              45
   Lehman XS Trust, Ser 2005-7N,
      Cl M5I
         3.643%, 06/30/08 (C)                                 120              24
   Lehman XS Trust, Ser 2005-9N,
      Cl M4
         3.793%, 06/30/08 (C)                                 170              43
   Master Asset-Backed Securities Trust,
      Ser 2006-AB1, Cl A1
         2.532%, 06/27/08 (C)                                 791             781
   Merrill Lynch Mortgage Investors,
      Ser 2003-HE1, Cl M2
         4.043%, 06/25/08 (C)                                  43              27


     106 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Morgan Stanley ABS Capital I,
      Ser 2003-NC10, Cl M1
         3.413%, 06/27/08 (C)                       $         573   $         483
   New Century Home Equity Loan Trust,
      Ser 2005-A, Cl A2
         4.461%, 06/25/08 (H)                                 307             304
   Option One Mortgage Loan Trust,
      Ser 2003-5, Cl M1
         3.043%, 06/25/08 (C)                                 166             131
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M11
         4.893%, 06/27/08 (B) (C)                             140               5
   Ownit Mortgage Loan Asset-Backed
      Certificates, Ser 2006-1, Cl AF1
         5.424%, 12/25/36 (H)                                 310             309
   Residential Asset Mortgage Products,
      Ser 2003-RS11, Cl MII1
         3.488%, 06/25/08 (C)                                  54              42
   Residential Asset Mortgage Products,
      Ser 2006-RZ1, Cl A1
         2.473%, 06/27/08 (C)                                 205             205
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2A
         2.492%, 06/25/08 (B) (C)                             483             475
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2B
         2.543%, 06/25/08 (B) (C)                           1,400           1,213
   Securitized Asset-Backed
      Receivables LLC Trust,
      Ser 2006-NC1, Cl A2
         2.553%, 06/25/08 (C)                               3,300           3,121
   Structured Asset Investment Loan
      Trust, Ser 2003-BC4, Cl M2
         5.393%, 06/25/08 (C)                                 167             139
   Structured Asset Investment Loan
      Trust, Ser 2005-1, Cl A4
         2.622%, 06/25/08 (B) (C)                              15              15
   Terwin Mortgage Trust, Ser 2006-5,
      Cl 1A2A
         2.473%, 06/26/08 (B) (C)                           1,311             950
   Terwin Mortgage Trust, Ser 2006-6,
      Cl 2A1
         4.500%, 06/25/36                                     267              19
                                                                    -------------
Total Asset-Backed Securities
   (Cost $14,268) ($ Thousands)                                            11,572
                                                                    -------------

                                                     Shares/Face
                                                        Amount       Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
PREFERRED STOCK -- 0.4%

BRAZIL -- 0.2%

   Banco Bradesco                                         102,900   $       2,474
   Usinas Siderurgicas de Minas
      Gerais, Cl A                                         25,950           1,396
                                                                    -------------
                                                                            3,870
                                                                    -------------
GERMANY -- 0.1%

   Porsche Automobil Holding                                2,680             498
   RWE                                                        631              67
   Volkswagen                                               1,947             295
                                                                    -------------
                                                                              860
                                                                    -------------
ITALY -- 0.0%

   Istituto Finanziario Industriale*                        8,826             248
                                                                    -------------
SOUTH KOREA -- 0.1%

   Samsung Electronics                                      1,400             715
                                                                    -------------
Total Preferred Stock
   (Cost $4,210) ($ Thousands)                                              5,693
                                                                    -------------
U.S. TREASURY OBLIGATIONS -- 0.6%
   U.S. Treasury Bills (D) (F)
         1.823%, 08/21/08                           $       5,695           5,672
         0.732%, 06/19/08                                     450             450
   U.S. Treasury Inflationary Protection Security
         3.000%, 07/15/12                                     831             903
         2.375%, 04/15/11 (A)                               2,076           2,183
                                                                    -------------
Total U.S. Treasury Obligations
   (Cost $9,190) ($ Thousands)                                              9,208
                                                                    -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.5% (D)
   FHLMC DN
         2.131%, 10/14/08                                     750             744
         2.106%, 06/27/08                                     250             250
         2.102%, 11/03/08                                   4,926           4,878
         2.094%, 07/11/08                                     100             100
         2.081%, 06/23/08                                     200             200
   FNMA DN
         2.081%, 09/24/08 (D)                                  50              50
         2.016%, 08/13/08 (D)                                 649             646
                                                                    -------------
Total U.S. Government Agency Obligations
   (Cost $6,871) ($ Thousands)                                              6,868
                                                                    -------------


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 107

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount
                                                    ($ Thousands)    Market Value
Description                                           /Contracts    ($ Thousands)
-------------------------------------------------   -------------   -------------
CORPORATE OBLIGATIONS -- 0.1% (B)

UNITED STATES -- 0.1%

   Discover Financial Services
         6.450%, 06/12/17                           $         100   $          87
   Shinsei Finance Cayman
         6.418%, 07/20/08 (A)(C)                              490             338
   Washington Mutual Preferred
      Funding Delaware
         6.534%, 06/15/08(C)                                  500             289
                                                                    -------------
Total Corporate Obligations
   (Cost $1,090) ($ Thousands)                                                714
                                                                    -------------

RIGHTS -- 0.0%

                                                      Number of
                                                        Rights
                                                    -------------
DENMARK -- 0.0%

   Carlsberg, Expires 06/10/08* (A)                             7             140
                                                                    -------------
SWITZERLAND -- 0.0%

   UBS AG, Expires 06/12/08*                                   41              55
                                                                    -------------
UNITED KINGDOM -- 0.0%

   Royal Bank of Scotland,
      Expires 06/06/08*                                       398             220
                                                                    -------------
Total Rights
   (Cost $146) ($ Thousands)                                                  415
                                                                    -------------
PURCHASED OPTION -- 0.0%

UNITED STATES -- 0.0%

   July 2008 U.S. Ten Year Treasury Call,
      Expires 06/21/08, Strike Price $95*                      28             161
                                                                    -------------
Total Purchased Option
   (Cost $12) ($ Thousands)                                                   161
                                                                    -------------

                                                     Shares/Face
                                                        Amount       Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
EXCHANGE TRADED FUND -- 0.0%

UNITED STATES -- 0.0%

   iShares MSCI EAFE Index Fund*                              800   $          61
                                                                    -------------
Total Exchange Traded Fund
   (Cost $58) ($ Thousands)                                                    61
                                                                    -------------
COMMERCIAL PAPER -- 0.8% (C)

UNITED STATES -- 0.8%

   AIG Funding
         2.220%, 06/06/08                           $       3,000           2,999
   Goldman Sachs
         2.401%, 06/04/08                                   1,000           1,000
   JPMorgan Chase
         2.270%, 06/02/08                                   4,000           3,999
   Prudential Funding LLC
         2.143%, 06/05/08                                   4,000           3,999
                                                                    -------------
Total Commercial Paper
   (Cost $11,997) ($ Thousands)                                            11,997
                                                                    -------------
AFFILIATED PARTNERSHIP -- 8.9%

UNITED STATES -- 8.9%

   SEI Liquidity Fund, L.P.,
         2.810% (E)**+                                129,728,032         129,728
                                                                    -------------
Total Affiliated Partnership
   (Cost $ 129,728) ($ Thousands)                                         129,728
                                                                    -------------
CASH EQUIVALENT -- 1.0%

UNITED STATES -- 1.0%

   SEI Daily Income Trust, Prime
      Obligation Fund, Cl A,2.460%**+                  14,005,005          14,005
                                                                    -------------
Total Cash Equivalent
   (Cost $ 14,005) ($ Thousands)                                           14,005
                                                                    -------------
Total Investments -- 110.5%
   (Cost $1,442,037) ($ Thousands)                                  $   1,605,938
                                                                    =============

A summary of outstanding swap agreements held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financial Statements):

                               TOTAL RETURN SWAPS

COUNTERPARTY                 REFERENCE ENTITY/OBLIGATION                   FUND PAYS                      FUND RECEIVES
-------------------   ----------------------------------------   ----------------------------   --------------------------------
Bank of America       BAS AAA 10YR CMBS Daily Index              Negative Spread Return         Initial Index Spread Minus 35 bp
Bank of America       BAS AAA 10YR CMBS Daily Index              Negative Spread Return         Initial Index Spread Plus 25 bp
Bank of America       BAS AAA 10YR CMBS Daily Index              Negative Spread Return         Initial Index Spread Plus 0 bp
Bank of America       BAS AAA 10YR CMBS Daily Index              Negative Spread Return         Initial Index Spread Minus 10 bp
Barclays Bank PLC     BAS AAA 10YR CMBS Daily Index              Negative Spread Return         Initial Index Spread Plus 0 bp
JPMorgan Chase Bank   BAS AAA 10YR CMBS Daily Index              Negative Spread Return         Initial Index Spread Plus 50 bp
JPMorgan Chase Bank   BAS AAA 10YR CMBS Daily Index              Negative Spread Return         Initial Index Spread Plus 0 bp
JPMorgan Chase Bank   BAS AAA 10YR CMBS Daily Index              Negative Spread Return         Initial Index Spread Minus 70 bp
Wachovia              BAS AAA 10YR CMBS Daily Index              Negative Spread Return         Initial Index Spread Minus 65 bp
JPMorgan Chase Bank   MSCI Daily TR net EAFE USD Market Index    3 month LIBOR minus 42 bp      Price Return
Goldman Sachs         MSCI Daily TR net Japan USD Market Index   3 month LIBOR plus 10 bp       Price Return
Bear Stearns          Swiss Market Index                         3 month CHF LIBOR plus 28 bp   Price Return

                                           NOTIONAL    NET UNREALIZED
                                            AMOUNT      APPRECIATION
COUNTERPARTY          TERMINATION DATE   (THOUSANDS)     (THOUSANDS)
-------------------   ----------------   -----------   --------------
Bank of America           07/31/08           14,000        $  235
Bank of America           09/30/08            5,000            84
Bank of America           09/30/08            8,000           134
Bank of America           10/31/08            5,000            84
Barclays Bank PLC         08/31/08           13,000           218
JPMorgan Chase Bank       09/30/08           10,000           168
JPMorgan Chase Bank       09/30/08           10,000           168
JPMorgan Chase Bank       10/31/08            5,000            84
Wachovia                  07/31/08           15,000           251
JPMorgan Chase Bank       03/19/09           16,017         1,549
Goldman Sachs             03/31/09           12,774         1,234
Bear Stearns              01/14/09       CHF  8,457           356
                                                           ------
                                                           $4,565
                                                           ======


     108 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                              CREDIT DEFAULT SWAPS

                                                                                                                 NET UNREALIZED
                                                                              (PAYS)                 NOTIONAL     APPRECIATION
                                                                  BUY/SELL   RECEIVES  TERMINATION    AMOUNT     (DEPRECIATION)
COUNTERPARTY         REFERENCE ENTITY/OBLIGATION                 PROTECTION    RATE       DATE      (THOUSANDS)   ($ THOUSANDS)
-------------------  ------------------------------------------  ----------  --------  -----------  -----------  --------------
Barclays Bank PLC    ABX.HE.AAA 06-1 Index                          Sell      0.18%     07/25/45        600         $   (1)
Barclays Bank PLC    ABX.HE.AAA 06-1 Index                          Sell      0.18      07/25/45      1,100             (4)
Credit Suisse        ABX.HE.AAA 06-1 Index                          Sell      0.18      07/25/45        750             17
Credit Suisse        ABX.HE.AAA 06-1 Index                          Sell      0.18      07/25/45      1,000             (6)
Bank of America      Alcan Inc., 4.875%, 09/15/2012                  Buy     (0.35)     12/20/13        750             (2)
Bank of America      Alcan Inc., 4.875%, 09/15/2012                  Buy     (0.32)     03/20/14        650             (1)
Bank of America      Autozone Inc., 5.875%, 10/15/2012               Buy     (0.44)     12/20/11        750              3
JPMorgan Chase Bank  Autozone Inc., 5.875%, 10/15/2012               Buy     (0.46)     12/20/11        750              2
Bank of America      Black & Decker Corp., 7.125%, 06/01/2011        Buy     (0.55)     12/20/11        750              6
JPMorgan Chase Bank  Black & Decker Corp., 7.125%, 06/01/2011        Buy     (0.55)     12/20/11        750              6
Goldman Sachs        Borgwarner Inc 6.5%, 02/15/2009                 Buy     (0.66)     03/20/13      1,000             (9)
Goldman Sachs        Borgwarner Inc 6.5%, 02/15/2009                 Buy     (0.80)     03/20/13        500             (8)
Bank of America      Campbell Soup Co., 4.875, 10/01/2013            Buy     (0.20)     06/20/14      1,075              5
JPMorgan Chase Bank  Carnival Corp., 6.65%, 01/15/2028               Buy     (0.22)     06/20/12        600             16
Goldman Sachs        CDX.NA.IG 9 Index                              Sell      0.60      12/20/12      3,375            (11)
Goldman Sachs        CDX.NA.IG 9 Index                               Buy     (0.60)     12/20/12      2,500              1
JPMorgan Chase Bank  Centurytel Inc, 6.0% 04/01/2017                 Buy     (1.10)     03/20/13      1,000             (7)
JPMorgan Chase Bank  CMBX.NA.A 2 Index                               Buy     (0.25)     03/15/49      1,000            (66)
Goldman Sachs        CMBX.NA.A 3 Index                               Buy     (0.62)     12/13/49      1,000            (48)
Goldman Sachs        CMBX.NA.A 3 Index                               Buy     (0.62)     12/13/49      1,000             88
Goldman Sachs        CMBX.NA.BBB 2 Index                             Buy     (0.60)     03/15/49      2,000             (6)
Bank of America      Computer Science Corp 5.0% 02/15/13             Buy     (0.65)     06/20/13      1,000             --
Bank of America      Darden Restaurants Inc, 7.125%, 02/01/2016      Buy     (0.45)     12/20/11        750             21
Merrill Lynch        Donnelley (R.R.) & Sons, 4.95%, 04/01/2014      Buy     (0.69)     12/20/11        750              7
JPMorgan Chase Bank  Dow Chemical Inc., 6.00%, 10/01/2012            Buy     (0.26)     12/20/13        750             12
Merrill Lynch        Dow Chemical Inc., 6.00%, 10/01/2012            Buy     (0.25)     12/20/13        750             13
Bank of America      Gap Inc, 8.80%, 12/15/2008                      Buy     (1.18)     12/20/11        750            (14)
JPMorgan Chase Bank  Gap Inc, 8.80%, 12/15/2008                      Buy     (1.18)     12/20/11        750            (14)
JPMorgan Chase Bank  Hasbro Inc, 2.75%, 12/01/2021                   Buy     (0.39)     12/20/11        750            179
Bank of America      Johnson Controls Inc., 7.125%, 07/15/2017       Buy     (0.37)     12/20/13        750             36
Bank of America      Johnson Controls Inc., 7.125%, 07/15/2017       Buy     (0.39)     12/20/13        750             16
JPMorgan Chase Bank  Jones Apparel Group., 5.125%, 11/15/2014        Buy     (0.77)     12/20/11        750             48
Merrill Lynch        Kroger Co. 5.5%, 02/01/2013                     Buy     (0.64)     03/20/13      1,250             (3)
Bank of America      Lowes Companies Inc., 8.25%, 06/01/2010         Buy     (0.95)     03/20/13        500            (11)
Merrill Lynch        Lowes Companies Inc., 8.25%, 06/01/2010         Buy     (0.13)     12/20/11        750              7
Merrill Lynch        Lubrizol Corp., 7.25%, 06/15/2025               Buy     (0.45)     12/20/11        750              4
JPMorgan Chase Bank  Lubrizol Corp., 7.25%, 06/15/2035               Buy     (0.45)     12/20/11        750              4
Bank of America      Masco Corp., 5.875%, 07/15/2012                 Buy     (0.73)     12/20/13        750             42
Merrill Lynch        MDC Holdings Inc., 5.50%, 05/15/2013            Buy     (0.90)     12/20/11        750             12
Bank of America      Meadwestavaco Corp., 6.85%, 04/01/2012          Buy     (0.48)     12/20/11        750             35
Bank of America      MGIC Investment Corp., 6.00%, 11/01/2015        Buy     (0.35)     12/20/13        750            129
JPMorgan Chase Bank  MGIC Investment Corp., 6.00%, 11/01/2015        Buy     (0.35)     12/20/13        750            116
JPMorgan Chase Bank  Nordstrom Inc., 6.95%, 03/15/2028               Buy     (0.28)     12/20/13        750             26
Merrill Lynch        Nordstrom Inc., 6.95%, 03/15/2028               Buy     (0.28)     12/20/13        750             26
Bank of America      Nucor Copr., 4.875%, 10/01/2012                 Buy     (0.22)     12/20/11        750              2
JPMorgan Chase Bank  Nucor Copr., 4.875%, 10/01/2012                 Buy     (0.22)     12/20/11        750              2
Bank of America      Pitney Bowes Inc., 4.625%, 10/01/2012           Buy     (0.14)     12/20/11      1,600              5
Bank of America      Pmi Group Inc., 6.00%, 09/15/2016               Buy     (0.35)     12/20/13        750            116
JPMorgan Chase Bank  Pmi Group Inc., 6.00%, 09/15/2016               Buy     (0.35)     12/20/13        750            129
JPMorgan Chase Bank  PPG Industries Inc., 7.05%, 08/15/2009          Buy     (0.20)     12/20/11        750              8
Bank of America      Radian Group Inc., 7.75%, 06/01/2011            Buy     (0.39)     12/20/13        750            180
JPMorgan Chase Bank  Radian Group Inc., 7.75%, 06/01/2011            Buy     (0.39)     12/20/13        750            160
Bank of America      Safeway Inc. 5.80%, 08/15/2012                  Buy     (0.59)     03/20/13      1,000             (1)
JPMorgan Chase Bank  Safeway Inc. 5.80%, 08/15/2012                  Buy     (0.64)     03/20/13        750             (2)
JPMorgan Chase Bank  Southwest Airlines Co., 6.50%, 03/01/2012       Buy     (0.27)     12/20/11        750             25
Merrill Lynch        Southwest Airlines Co., 6.50%, 03/01/2012       Buy     (0.27)     12/20/11        750             25
Bank of America      The Limited Inc., 6.125%, 12/01/2012            Buy     (0.48)     12/20/11        750             31
Bank of America      TJX Companies Inc., 7.45%, 12/15/2009           Buy     (0.19)     12/20/11        750              4
JPMorgan Chase Bank  Washington Mutual Co., 5.25%, 09/15/2017        Buy     (0.32)     03/20/12        700             76
Merrill Lynch        Weyerhaeuser Company, 6.75%, 03/15/2012         Buy     (0.45)     03/20/12        750             25
JPMorgan Chase Bank  Whirlpool Corp., 7.75%, 07/15/2016              Buy     (0.34)     12/20/11        750             11
                                                                                                                     ------
                                                                                                                     $1,462
                                                                                                                     ======


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 109

SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)
May 31, 2008

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financial Statements):

                                                           UNREALIZED
                               NUMBER OF                  APPRECIATION
        TYPE OF                CONTRACTS    EXPIRATION   (DEPRECIATION)
        CONTRACT             LONG (SHORT)      DATE       ($ THOUSANDS)
--------------------------   ------------   ----------   --------------
10-Year Swap Future               (76)       Jun-2008       $  105
10-Year Swap Future               (60)       Sep-2008           --
90-Day Euro$                       67        Jun-2008          163
90-Day Euro$                       38        Sep-2008          (31)
90-Day Euro$                      (74)       Dec-2008         (321)
90-Day Euro$                       47        Mar-2009          (89)
90-Day Euro$                      126        Jun-2009           48
90-Day Euro$                      132        Sep-2009           28
90-Day Euro$                       31        Dec-2009          (94)
90-Day Euro$                      (21)       Mar-2010          (33)
90-Day Euro$                     (124)       Jun-2010         (211)
90-Day Euro$                      (31)       Sep-2010          (55)
90-Day Euro$                      (26)       Dec-2010          (42)
90-Day Euro$                      (15)       Mar-2011          (24)
90-Day Euro$                       23        Jun-2011            9
90-Day Euro$                       25        Sep-2011           12
90-Day Euro$                        8        Dec-2011            5
90-Day Euro$                        8        Mar-2012            5
90-Day Euro$                        4        Jun-2012            2
90-Day Euro$                        9        Sep-2012            7
Amsterdam Index                    33        Jun-2008           71
CAC40 10 Euro                     147        Jun-2008          159
Dax Index                          51        Jun-2008        1,621
DJ Euro Stoxx 50 Index            250        Jun-2008        1,331
FTSE 100 Index                    248        Jun-2008        2,433
Hang Seng Index                    23        Jun-2008           47
IBEX Index                         27        Jun-2008         (273)
MSCI Sing Index                    43        Jun-2008           73
Nikkei 225 Index                   19        Jun-2008           89
OMX Index                         242        Jun-2008          (49)
S&P/MIB Index                      17        Jun-2008          425
SPI 200 Index                      67        Jun-2008          848
Topix Index                       104        Jun-2008          906
U.S. 10 Year Treasury Note          1        Sep-2008           --
U.S. 2 Year Treasury Note          22        Oct-2008          (15)
U.S. 5 Year Treasury Note          10        Sep-2008           (7)
U.S. Long Treasury Bond            (2)       Sep-2008            5
                                                            ------
                                                            $7,148
                                                            ======

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2008 is as follows (see Note 2 in Notes to Financial Statements):

                                                         UNREALIZED
                     CURRENCY TO       CURRENCY TO      APPRECIATION
    MATURITY           DELIVER           RECEIVE       (DEPRECIATION)
      DATE           (THOUSANDS)       (THOUSANDS)      ($ THOUSANDS)
----------------   ---------------   ---------------   --------------
6/20/08            CAD      51,768   USD      52,186       $    94
6/20/08            CHF       3,071   USD       2,924           (16)
6/20/08            HKD     179,635   USD      23,048            18
6/20/08            MXP      35,031   USD       3,360           (22)
6/20/08            NOK       8,987   USD       1,790            31
6/20/08            USD           4   MXP          45            --
6/20/08            USD         596   ZAR       4,541            (4)
6/20/08            ZAR      44,062   USD       5,763            18
6/20/08-6/23/08    USD       8,994   CHF       9,480            82
6/20/08-6/23/08    USD       2,346   HKD      18,279            (2)
6/20/08-6/23/08    USD      37,495   JPY   3,906,445          (451)
6/20/08-6/23/08    USD       1,384   NZD       1,783             7
6/20/08-6/23/08    USD       7,977   SGD      10,766           (76)
6/20/08-8/21/08    CHF      58,000   EUR      36,059           359
6/20/08-8/21/08    CHF      31,400   GBP      15,171          (182)
6/20/08-8/21/08    EUR      27,888   CHF      44,600          (526)
6/20/08-8/21/08    GBP      13,015   CHF      26,800            34
6/20/08-8/21/08    GBP      12,711   JPY   2,617,000          (158)
6/20/08-8/21/08    NZD      16,559   CHF      13,500            49
6/20/08-9/19/08    AUD      14,149   JPY   1,300,000        (1,026)
6/20/08-9/19/08    JPY   2,156,000   AUD      22,870         1,131
6/20/08-10/21/08   EUR      34,815   JPY   5,421,000        (2,362)
6/20/08-10/21/08   EUR      10,376   USD      16,103            70
6/20/08-10/21/08   GBP       8,608   USD      16,821           (38)
6/20/08-10/21/08   USD      50,780   EUR      32,677          (124)
6/20/08-11/21/08   CHF      19,000   NZD      23,024          (358)
6/20/08-11/21/08   JPY   7,825,000   EUR      49,579         2,312
6/20/08-11/21/08   JPY   4,133,000   GBP      20,036            47
6/20/08-11/21/08   USD      37,067   AUD      38,985           (79)

                                                         UNREALIZED
                     CURRENCY TO       CURRENCY TO      APPRECIATION
    MATURITY           DELIVER           RECEIVE       (DEPRECIATION)
      DATE           (THOUSANDS)       (THOUSANDS)      ($ THOUSANDS)
----------------   ---------------   ---------------   --------------
6/20/08-11/21/08   USD     100,330   GBP      51,374       $   852
6/23/08            AUD       8,068   GBP       3,911            47
6/23/08            EUR       8,871   SEK      82,710           (11)
6/23/08            GBP       1,961   AUD       4,068            (1)
6/23/08            SEK      58,100   EUR       6,256            46
6/23/08            SEK       8,703   USD       1,443            (6)
6/23/08            USD         993   DKK       4,786             3
6/23/08            USD       1,221   NOK       6,168           (14)
6/23/08            USD      13,832   SEK      82,333          (134)
10/21/08           AUD       1,756   USD       1,600           (42)
10/21/08           NOK      17,099   JPY     340,000           (61)
10/21/08-11/21/08  JPY     685,000   NOK      33,933            15
10/21/08-11/21/08  SGD       4,500   GBP       1,703             5
                                                           -------
                                                           $  (473)
                                                           =======

Percentages are based on a Net Assets of $1,452,962 ($ Thousands)

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of May 31, 2008.

+    Investment in Affiliated Security (see Note 3).

++   Real Estate Investment Trust

(A) This security or a partial position of this security is on loan at May 31, 2008. The total value of securities on loan at May 31, 2008 was $121,421 ($ Thousands).

(B) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(C) Variable Rate Security. The rate reported is the rate in effect as of May 31, 2008. The date reported is the next reset date.

(D) Zero coupon security. The rate reported is the effective yield at time of purchase.

(E) This security was purchased with cash collateral held from securities on loan (see Note 9).

     The total value of such securities as of May 31, 2008 was $129,728 ($ Thousands).

(F) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(G) Security, or portion thereof, has been pledged as collateral on open swaps contracts.

(H) Step Bonds -- The rate reflected is the effective yield on May 31, 2008. The coupon on a step bond changes on a specific date.

ABS    -- Asset-Backed Security

ADR    -- American Depositary Receipt

ARM    -- Adjustable Rate Mortgage

AUD    -- Australian Dollar

CAD    -- Canadian Dollar

CHF    -- Swiss Franc

Cl     -- Class

CMO    -- Collateralized Mortgage Obligation

DKK    -- Danish Krone

DN     -- Discount Note

EUR    -- Euro

FHLMC  -- Federal Home Loan Mortgage Corporation

FNMA   -- Federal National Mortgage Association

GBP    -- British Pound Sterling

GDR    -- Global Depositary Receipt

GNMA   -- Government National Mortgage Association

HKD    -- Hong Kong Dollar

IO     -- Interest Only - face amount represents notional amount

JPY    -- Japanese Yen

LLC    -- Limited Liability Company

L.P.   -- Limited Partnership

MXP    -- Mexican Peso

NIM    -- Net Interest Margin

NOK    -- Norwegian Krone

NZD    -- New Zealand Dollar

SEK    -- Swedish Krone

Ser    -- Series

SGD    -- Singapore Dollar

STRIPS -- Separately Traded Registered Interest and Principal Securities

TBA    -- To Be Announced

USD    -- U.S. Dollar

ZAR    -- South African Rand

Amounts designated as "--" are $0 or have beenrounded to $0.

The accompanying notes are an integral part of the financial statements.


     110 SEI Institutional Investments Trust / Annual Report / May 31, 2008

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund
May 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)++:

                                   (BAR CHART)

Financials                           17.8%
Materials                            14.3%
Energy                               12.3%
Industrials                           8.7%
Mortgage-Backed Securities            7.7%
Information Technology                5.9%
Telecommunication Services            5.7%
Consumer Discretionary                5.4%
Affiliated Partnership                5.0%
Short-Term Investment                 4.5%
Consumer Staples                      4.5%
Utilities                             3.9%
Health Care                           2.6%
U.S. Treasury Obligations             0.7%
Asset-Backed Securities               0.6%
U.S. Government Agency Obligations    0.4%
Rights                                0.0%
Purchased Option                      0.0%
Equity-Linked Warrants                0.0%
Exchange Traded Fund                  0.0%

++ Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
COMMON STOCK -- 82.1%

ARGENTINA -- 0.2%

   Petrobras Energia Participaciones ADR                  77,300   $       1,054
   Telecom Argentina ADR, Ser B*                          33,700             625
   Tenaris ADR                                            92,600           5,676
                                                                   -------------
                                                                           7,355
                                                                   -------------
AUSTRALIA -- 2.8%

   AGL Energy                                            297,901           4,093
   Amcor                                                 212,189           1,232
   Australia & New Zealand Banking
      Group                                               68,438           1,415
   Australian Infrastructure Fund                        308,800             760
   Australian Worldwide Exploration*                      41,900             171
   Babcock & Brown (A)                                    43,562             518
   Bendigo Bank                                           13,975             188
   BHP Billiton                                          321,806          13,348
   BlueScope Steel                                        78,500             850
   Brambles                                              116,007             886
   Centennial Coal                                        39,100             190
   Challenger Financial Services
      Group (A)                                          218,333             412
   Coca-Cola Amatil                                       60,600             467
   Commonwealth Bank of Australia                         27,600           1,114
   Computershare                                          31,108             283
   CSL                                                    18,940             719
   Dominion Mining                                        10,544              37
   Downer EDI                                             88,891             611
   Felix Resources                                         1,200              26
   Flight Centre                                          87,300           1,581
   Fortescue Metals Group*                               130,100           1,321
   Foster's Group                                        171,800             901

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Goodman Fielder                                       649,345   $       1,083
   Incitec Pivot (A)                                      11,928           1,979
   ING Industrial Fund++ (A)                             449,521             855
   Leighton Holdings (A)                                  98,700           5,016
   MacArthur Coal                                         32,000             600
   Macquarie Airports                                    368,800           1,020
   Macquarie Group (A)                                    14,755             767
   Macquarie Infrastructure Group                      1,392,325           3,982
   Metcash                                               287,200           1,125
   Mirvac Group++ (A)                                     24,436              77
   Mount Gibson Iron*                                     88,900             277
   National Australia Bank (A)                           124,621           3,719
   New Hope                                               32,639             160
   Newcrest Mining                                       301,550           9,154
   Nufarm                                                 15,300             246
   OneSteel                                               32,000             220
   Orica                                                  31,100             898
   Origin Energy                                         154,235           2,294
   Pacific Brands                                        256,244             518
   Portman*                                               12,351             206
   Qantas Airways (A)                                    228,915             757
   QBE Insurance Group                                    26,639             621
   Rio Tinto (A)                                          28,856           3,797
   Santos                                                 90,400           1,817
   Seven Network                                          24,500             210
   Sims Group                                                142               5
   Suncorp-Metway                                         52,444             721
   TABCORP Holdings                                       34,591             371
   Tatts Group                                            43,908             110
   Telstra                                             1,484,920           6,725
   Toll Holdings                                          40,953             294
   Wesfarmers                                             21,540             778
   Westfield Group++                                      45,200             735
   Westpac Banking                                        87,634           1,943
   Woodside Petroleum                                     36,766           2,279
   Woolworths                                            202,088           5,342
   Zinifex                                               116,800           1,058
                                                                   -------------
                                                                          92,882
                                                                   -------------
AUSTRIA -- 0.4%

   IMMOFINANZ                                             31,035             365
   OMV (A)                                                63,393           5,214
   Raiffeisen International Bank
      Holding (A)                                         13,406           2,007
   Telekom Austria                                        37,121             884
   Verbund - Oesterreichische
      Elektrizitaetswirtschafts, Cl A                      1,816             153
   Voestalpine                                            62,523           5,206
   Wienerberger                                           12,500             662
                                                                   -------------
                                                                          14,491
                                                                   -------------


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 111

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
BELGIUM -- 0.7%

   Belgacom                                               21,016   $         989
   Cofinimmo++                                             8,100           1,512
   Delhaize Group (A)                                     12,496             939
   Dexia (A)                                              64,538           1,519
   Elia System Operator                                      448              19
   Fortis                                                240,448           5,881
   Fortis (Netherlands Line)                              71,167           1,737
   Gimv                                                   11,200             795
   InBev                                                   6,951             536
   KBC Groep                                              14,497           1,787
   Mobistar                                               41,900           3,441
   Omega Pharma                                            2,368              99
   Solvay                                                 26,244           3,758
   Umicore                                                21,139           1,155
                                                                   -------------
                                                                          24,167
                                                                   -------------
BERMUDA -- 0.0%

   Seadrill (NOK)                                         21,123             689
                                                                   -------------
BRAZIL -- 1.6%

   Acos Villares                                         848,000             660
   Banco do Brasil                                       358,600           7,160
   Bovespa Holding                                        35,000             575
   Cia de Saneamento Basico do
      Estado de Sao Paulo                                 76,560           2,160
   Cia Siderurgica Nacional                                2,100             103
   Cia Vale do Rio Doce ADR                              266,990          10,454
   EDP - Energias do Brasil                               41,500             803
   Industrias Romi                                        26,200             306
   Localiza Rent A Car                                   174,500           2,279
   Lojas Renner                                           82,100           2,024
   Petroleo Brasileiro ADR                               100,814           7,108
   Petroleo Brasileiro (A)                                47,000           1,660
   Santos Brasil Participacoes                            92,372           1,586
   Souza Cruz                                             42,500           1,313
   Tim Participacoes ADR (A)                             138,757           4,227
   Uniao de Bancos Brasileiros GDR                        42,630           6,687
   Usinas Siderurgicas de Minas Gerais                    75,100           4,078
                                                                   -------------
                                                                          53,183
                                                                   -------------
CANADA -- 6.1%

   Agrium                                                 26,600           2,322
   AltaGas Income Trust                                    8,000             213
   ARC Energy Trust                                      116,000           3,399
   Bank of Montreal                                       24,800           1,217
   Bank of Nova Scotia                                    74,400           3,725
   Barrick Gold                                          162,460           6,545
   Biovail                                                77,800             905
   Bombardier, Cl B                                       34,300             273
   Cameco                                                 33,169           1,351

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Canadian Imperial Bank of Commerce                     49,178   $       3,455
   Canadian National Railway                              14,110             791
   Canadian Natural Resources                            109,410          10,706
   Canadian Oil Sands Trust                               37,300           1,878
   Celestica*                                            116,600           1,030
   CGI Group, Cl A*                                      114,770           1,235
   Dundee, Cl A*                                           4,490              57
   Eastern Platinum*                                     964,350           2,708
   EnCana                                                300,350          27,087
   European Goldfields*                                    6,720              34
   Fairfax Financial Holdings                              3,500             963
   First Quantum Minerals                                 11,100             872
   Fording Canadian Coal Trust                            66,900           5,301
   Fortis                                                  2,230              61
   Freehold Royalty Trust                                  7,300             153
   George Weston                                           7,250             374
   Gerdau Ameristeel                                      36,580             657
   Gildan Activewear*                                     41,800           1,235
   Goldcorp                                              279,740          11,237
   HudBay Minerals*                                       29,600             521
   Husky Energy                                           56,120           2,816
   IAMGOLD                                                29,280             174
   Imperial Oil                                           21,800           1,267
   Industrial Alliance Insurance and Financial
      Services                                             1,780              64
   Inmet Mining                                            8,900             606
   Keyera Facilities Income Fund                           8,400             189
   Laurentian Bank of Canada                               2,700             116
   Linamar                                                 9,200             157
   Manulife Financial                                     39,400           1,521
   Methanex                                               37,400           1,057
   Metro, Cl A                                             3,100              87
   Mullen Group Income Fund                               11,930             271
   National Bank of Canada                                26,200           1,432
   Nexen                                                  59,841           2,301
   Nortel Networks*                                       20,900             171
   Northbridge Financial                                   4,080             138
   Nova Chemicals                                         41,100           1,113
   Onex                                                   42,600           1,446
   Open Text*                                             26,020             930
   Penn West Energy Trust                                  8,200             270
   Petro-Canada                                          152,400           8,792
   Potash Corp of Saskatchewan                            21,240           4,228
   Potash Saskatchewan                                   110,310          21,906
   Power Corp of Canada                                   54,500           1,844
   Power Financial                                        10,960             393
   Research In Motion*                                   152,130          21,080
   Rogers Communications, Cl B                           153,790           6,763
   Rothmans                                               98,400           2,538
   Royal Bank of Canada                                   94,651           4,839
   Savanna Energy Services                                 8,240             178
   Shaw Communications, Cl B                              40,100             829
   Sherritt International                                 24,300             372


     112 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Shoppers Drug Mart                                     27,200   $       1,525
   Sun Life Financial                                    115,622           5,382
   Suncor Energy                                          63,400           4,326
   Talisman Energy                                         3,300              76
   Teck Cominco, Cl B                                     36,980           1,830
   TELUS, Cl A                                               119               6
   Toronto-Dominion Bank                                  50,600           3,661
   TSX Group                                              67,800           3,070
   Yamana Gold                                            59,620             922
   Yellow Pages Income Fund                               49,900             505
                                                                   -------------
                                                                         201,496
                                                                   -------------
CHILE -- 0.1%

   Administradora de Fondos de Pensiones Provida
      ADR                                                  6,800             216
   Cia Cervecerias Unidas ADR                             21,000             746
   Embotelladora Andina ADR, Cl B                            600              11
   Enersis ADR                                           100,700           1,915
   Lan Airlines ADR                                        1,000              12
                                                                   -------------
                                                                           2,900
                                                                   -------------
CHINA -- 2.5%

   Alibaba.com* (A)                                       59,000             110
   Anhui Conch Cement, Cl H (A)                          532,639           4,774
   Bank of China                                      12,366,000           6,307
   Bank of Communications, Cl H                        3,092,000           4,049
   Baoye Group, Cl H                                      19,000              12
   Bengang Steel Plates, Cl B                          1,075,100             982
   China Coal Energy                                     202,000             453
   China Construction Bank, Cl H                       5,433,000           4,839
   China COSCO Holdings, Cl H                          2,230,500           6,488
   China International Marine
      Containers, Cl B                                   131,400             186
   China Life Insurance, Cl H                          2,562,694          10,295
   China Oilfield Services, Cl H                         490,000             952
   China Petroleum & Chemical, Cl H                    2,612,000           2,631
   China Resources Microelectronics                    1,362,600              53
   China Shenhua Energy                                  476,800           2,126
   China Shipping Container Lines, Cl H                1,193,750             592
   China Shipping Development, Cl H                    1,528,000           5,189
   Dongfeng Motor Group, Cl H                          1,661,000             830
   First Tractor, Cl H                                   710,000             311
   Great Wall Motor, Cl H                                169,000             170
   Great Wall Technology, Cl H                            60,000              13
   Greentown China Holdings                              340,500             385
   Guangdong Electric Power Development, Cl B            247,600             125
   Hangzhou Steam Turbine, Cl B                           98,000             153
   Harbin Power Equipment, Cl H                          370,000             695
   Industrial & Commercial Bank of China, Cl H        16,961,000          12,672
   Jiangling Motors, Cl B                                 12,100              12

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   New World Department Store China*                   1,358,000   $       1,382
   PetroChina, Cl H                                    2,868,000           4,124
   Shanghai Electric Group, Cl H                       1,196,000             708
   Sinotrans, Cl H                                       502,000             134
   Weiqiao Textile, Cl H                                 138,000             146
   Yanzhou Coal Mining, Cl H                           4,146,000           9,032
   Zhejiang Expressway, Cl H                             828,000             675
                                                                   -------------
                                                                          81,605
                                                                   -------------
COLOMBIA -- 0.0%

   BanColombia ADR                                        28,500           1,089
                                                                   -------------
CZECH REPUBLIC -- 0.5%

   CEZ                                                   171,919          14,183
   Unipetrol*                                             52,000             872
                                                                   -------------
                                                                          15,055
                                                                   -------------
DENMARK -- 0.6%

   A P Moeller - Maersk, A Shares                             37             461
   A P Moeller - Maersk, B Shares                            217           2,704
   Carlsberg, Cl B                                        11,732           1,229
   D/S Nordern                                             6,035             753
   Danisco                                                 1,584             123
   Danske Bank                                            43,946           1,506
   East Asiatic                                            6,125             456
   FLSmidth                                                5,100             611
   Novo-Nordisk, Cl B                                     38,100           2,477
   Vestas Wind Systems*                                   78,059          10,733
                                                                   -------------
                                                                          21,053
                                                                   -------------
EGYPT -- 0.1%

   Egyptian for Mobile Services                           17,600             603
   Egyptian International Pharmaceutical
      Industrial                                          30,000             197
   El Ezz Steel                                           57,000             894
   Paints & Chemical Industry                              8,000             108
   Suez Cement                                             2,000              20
   Telecom Egypt                                         190,000             633
                                                                   -------------
                                                                           2,455
                                                                   -------------
FINLAND -- 0.7%

   Kone, Cl B                                             11,233             454
   Konecranes                                             30,931           1,415
   Metso                                                  20,874           1,044
   Nokia (A)                                             319,975           9,215
   Nokian Renkaat                                         10,350             531
   Outokumpu                                              69,437           3,102
   Pohjola Bank, Cl A                                     15,240             313
   Rautaruukki                                            11,000             584
   Sponda                                                 96,300           1,000
   Stora Enso, Cl R                                      174,000           2,112


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 113

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   UPM-Kymmene                                            56,565   $       1,099
   Wartsila, Cl B                                         14,490           1,023
                                                                   -------------
                                                                          21,892
                                                                   -------------
FRANCE -- 5.7%

   Accor                                                  14,975           1,141
   Air France-KLM                                         23,500             628
   Air Liquide (A)                                         8,457           1,242
   Alstom                                                  1,012             255
   Arkema                                                  7,200             459
   Atos Origin*                                           12,257             723
   AXA (A)                                               122,037           4,306
   Beneteau                                                8,329             217
   BNP Paribas (A)                                       161,605          16,662
   Bouygues (A)                                           88,038           7,181
   Capital Gemini                                         12,900             874
   Carrefour                                              51,100           3,579
   Casino Guichard Perrachon                               5,565             704
   Christian Dior                                          4,631             559
   Cie de Saint-Gobain (A)                                19,288           1,554
   Cie Generale de Geophysique-
      Veritas*                                            24,411           6,554
   Ciments Francais                                        2,702             521
   CNP Assurances                                          9,185           1,129
   Compagnie Generale des
      Etablissements Michelin, Cl B (A)                   54,230           4,845
   Credit Agricole (A)                                   153,481           4,057
   Dassault Systemes (A)                                  12,048             805
   Electricite de France (A)                               9,700           1,049
   Eramet                                                    590             592
   France Telecom (A)                                    366,144          11,098
   Gaz de France (A)                                      15,987           1,088
   Groupe Danone                                          37,477           3,277
   Lafarge (A)                                            21,260           3,840
   Lagardere S.C.A.                                       44,995           3,244
   L'Oreal                                                38,005           4,620
   Natixis (A)                                            11,713             178
   Nexans                                                  4,200             572
   Nexity                                                  1,277              51
   PagesJaunes Groupe (A)                                 47,094             847
   Pernod-Ricard                                          19,800           2,246
   Peugeot (A)                                            89,589           5,569
   PPR                                                       806             105
   Publicis Groupe                                        10,700             425
   Renault                                                86,120           8,834
   Rhodia                                                 22,900             525
   Sanofi-Aventis (A)                                    172,043          12,809
   Schneider Electric                                     25,825           3,241
   SCOR                                                   10,797             273
   Sequana Capital                                         5,081             128
   SES Global                                             29,200             771
   SES Global (Paris Exchange)                            31,763             839
   Societe Generale* (A)                                  68,632           7,113

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Suez                                                  104,544   $       7,782
   Technip                                                58,260           5,457
   Thales                                                 13,369             834
   Total (A)                                             340,197          29,655
   Valeo                                                   4,358             174
   Vallourec (A)                                          13,443           4,160
   Veolia Environnement (A)                               52,196           3,716
   Vilmorin & Cie                                             13               3
   Vivendi                                                97,491           4,094
   Wendel                                                  6,042             859
                                                                   -------------
                                                                         188,063
                                                                   -------------
GERMANY -- 5.9%

   Allianz (A)                                            91,154          17,239
   Altana                                                  8,000             151
   BASF                                                  135,564          20,303
   Bayer                                                 193,179          17,112
   Bayerische Motoren Werke                               17,234           1,020
   Beiersdorf                                              4,984             392
   Commerzbank                                            76,480           2,697
   DaimlerChrysler                                       143,933          10,942
   Deutsche Bank (A)                                      93,743          10,013
   Deutsche Beteiligungs                                  34,800             972
   Deutsche Boerse                                        11,797           1,691
   Deutsche Lufthansa                                    236,097           6,116
   Deutsche Post                                          69,804           2,218
   Deutsche Telekom                                      292,483           4,891
   E.ON                                                  131,754          28,003
   Fresenius Medical Care (A)                            154,500           8,600
   Gildemeister                                           18,800             650
   HeidelbergCement (A)                                    3,384             579
   Henkel                                                 37,484           1,692
   Hypo Real Estate Holding (A)                           64,108           2,117
   Infineon Technologies*                                256,200           2,305
   K+S                                                    11,362           5,321
   KSB                                                        14              10
   Lanxess                                                 8,100             365
   MAN                                                    16,207           2,525
   Muenchener Rueckversicherungs (A)                      52,324           9,798
   Norddeutsche Affinerie                                  6,100             293
   Q-Cells*                                               27,140           3,298
   Rheinmetall                                             2,800             222
   RWE                                                    66,145           8,541
   Salzgitter                                             19,999           3,925
   SAP (A)                                                18,480           1,020
   SGL Carbon*                                            86,000           6,388
   Siemens                                                 9,555           1,083
   Suedzucker                                             33,700             765
   ThyssenKrupp                                           92,996           6,277
   TUI (A)                                                51,200           1,353
   Volkswagen                                             15,000           4,127
                                                                   -------------
                                                                         195,014
                                                                   -------------


     114 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
GREECE -- 0.1%

   Agricultural Bank of Greece                            15,212   $          60
   Alpha Bank                                             29,890           1,025
   Coca-Cola Hellenic Bottling                            12,614             573
   Hellenic Telecommunications
      Organization                                        26,044             729
   OPAP                                                   33,615           1,315
   Public Power                                           18,500             704
                                                                   -------------
                                                                           4,406
                                                                   -------------
HONG KONG -- 2.8%

   Bank of East Asia                                     206,100           1,255
   Belle International Holdings                           52,000              65
   BOC Hong Kong Holdings                                513,000           1,310
   Cheung Kong Holdings                                   95,000           1,460
   China Mobile                                        1,783,500          26,214
   China Netcom Group Hong Kong                          266,000             922
   China Overseas Land & Investment                      156,000             283
   China Pharmaceutical Group                          1,046,000             462
   China Resources Logic                                 111,200             111
   China State Construction
      International Holdings                             442,000             624
   CLP Holdings                                           85,500             772
   CNOOC                                               1,876,000           3,269
   Cnpc Hong Kong                                      1,570,000             825
   Cosco Pacific                                       1,642,000           3,110
   Dairy Farm International Holdings                      18,000             100
   Digital China Holdings                                672,000             487
   Emperor International Holdings                         15,000               6
   Esprit Holdings                                       195,600           2,286
   Great Eagle Holdings                                  429,300           1,348
   Guoco Group                                            88,600             999
   Hang Lung Properties                                  228,000             868
   Hang Seng Bank                                         59,800           1,212
   Hong Kong & China Gas                                 298,540             735
   Hongkong & Shanghai Hotels                            421,100             733
   Hongkong Chinese                                      310,000              51
   Hongkong Electric Holdings                            221,500           1,337
   Hongkong Land Holdings (A)                          1,972,600           9,369
   Hopewell Highway Infrastructure                         6,500               5
   Hopewell Holdings                                     182,000             771
   Hutchison Whampoa                                      44,000             475
   Hysan Development                                      43,000             123
   Industrial and Commercial Bank of
      China Asia                                         407,000           1,082
   Jardine Matheson Holdings                              11,000             358
   Jardine Strategic Holdings                             26,000             468
   Johnson Electric Holdings                              20,500              10
   K Wah International Holdings                        1,013,200             480
   Kowloon Development                                    23,000              52
   Lenovo Group                                        6,832,000           5,016
   NWS Holdings                                          105,000             337
   Orient Overseas International                         721,900           4,866

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Pacific Andes Holdings (SGD)*                          75,000   $          31
   Pacific Basin Shipping                                254,000             440
   Pacific Century Premium
      Developments                                       314,000             113
   SEA Holdings                                            6,000               4
   Shanghai Industrial Holdings                           80,000             296
   Shenzhou International Group
      Holdings                                           818,000             240
   Shougang Concord International
      Enterprises                                        274,000              98
   Shun Tak Holdings                                     435,400             509
   Singamas Container Holdings                         1,027,500             329
   Sinolink Worldwide Holdings                           678,000             123
   Sun Hung Kai                                          892,500             796
   Sun Hung Kai Properties                               356,800           5,734
   Swire Pacific, Cl A                                   280,400           3,200
   Texwinca Holdings                                       8,000               6
   Tian An China Investment                              899,400             668
   Tianjin Development Holdings                           16,000              12
   TPV Technology                                        294,000             181
   Transport International Holdings                       28,800             135
   Truly International Holdings                            4,000               5
   VTech Holdings                                          4,000              24
   Wharf Holdings                                        913,500           4,565
   Wheelock                                              388,200           1,221
   Wing Hang Bank                                         12,500             190
   Wing On International                                  45,000              87
   Yue Yuen Industrial Holdings                           51,000             146
                                                                   -------------
                                                                          93,409
                                                                   -------------
HUNGARY -- 0.2%

   Magyar Telekom
      Telecommunications                                 210,000           1,033
   OTP Bank Nyrt                                          85,841           3,876
   Raba Jarmuipari Holding Nyilvanosan
      Mukodo Reszvenytarsasag*                             9,000             105
   Tiszai Vegyi Kombinat                                   8,000             247
                                                                   -------------
                                                                           5,261
                                                                   -------------
INDIA -- 1.4%

   Apollo Tyres                                          101,400             101
   Bank of India                                         139,046             966
   Bharat Electronics                                     17,000             461
   Birla                                                  32,250             161
   CESC                                                   16,470             192
   Container of India                                     15,480             315
   Dalmia Cement Bharat                                    1,780              12
   Dena Bank                                              11,540              14
   Dr Reddys Laboratories                                101,231           1,703
   GAIL India                                              1,207              11
   Grasim Industries                                       6,390             334
   Great Eastern Shipping                                  9,680             115


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 115

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Gujarat Alkalies & Chemicals                           53,480   $         248
   Gujarat Flourochemicals                                 3,780              18
   Gujarat Narmada Valley Fertilizers                    139,580             503
   Gujarat State Fertilisers                              75,430             312
   Hindalco Industries                                   148,740             674
   Hindustan Zinc                                         73,746           1,139
   ICICI Bank                                             30,128             560
   Indian Bank                                           124,674             359
   Jindal Stainless                                      126,770             413
   JM Financial                                            1,249              48
   JSW Steel                                              16,810             466
   Kesoram Industries                                     29,960             235
   Larsen & Toubro                                        73,002           5,129
   Madras Cements                                          3,020             191
   Mahindra & Mahindra                                    10,622             148
   Maruti Udyog                                           41,980             754
   National Aluminium                                     59,340             753
   Neyveli Lignite                                       230,000             773
   Oil & Natural Gas                                      72,240           1,472
   Pidilite Industries                                    14,250              49
   Reliance Industries GDR (B)                            46,870           5,344
   Satyam Computer Services                                2,220              27
   Shipping of India                                       1,860              12
   Siemens India                                         182,592           2,407
   State Bank of India GDR (A)                             9,020             646
   Steel Authority of India                              327,332           1,249
   Sterlite Industries India                              59,790           1,318
   Syndicate Bank                                         16,560              27
   Tata Chemicals                                         61,320             585
   Tata Consultancy Services                               6,790             167
   Tata Motors                                            27,205             369
   Tata Steel                                            328,517           6,985
   UBS                                                     9,720             983
   UCO Bank                                                7,670               7
   Unitech                                               579,733           3,178
   Wockhardt                                              32,670             229
   Zee Entertainment Enterprises                         628,693           3,381
                                                                   -------------
                                                                          45,543
                                                                   -------------
INDONESIA -- 0.5%

   Astra International                                   438,000             987
   Bank Rakyat Indonesia                               5,190,000           3,232
   Bumi Resources                                      9,031,000           7,805
   HM Sampoerna*                                         177,000             228
   International Nickel Indonesia                        830,000             543
   Pt Apexindo Pratama Duta                              278,500              59
   Telekomunikasi Indonesia                            4,858,800           4,225
   Timah                                                 128,000             467
                                                                   -------------
                                                                          17,546
                                                                   -------------

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
IRELAND -- 0.3%

   Allied Irish Banks                                     38,000   $         762
   Anglo Irish Bank                                       66,119             863
   CRH                                                   140,068           5,158
   Dragon Oil*                                            51,012             526
   Irish Life & Permanent                                 69,372           1,213
                                                                   -------------
                                                                           8,522
                                                                   -------------
ISRAEL -- 0.7%

   Bank Hapoalim                                         809,793           4,143
   Bank Leumi Le-Israel                                  150,000             824
   Bezeq Israeli Telecommunication                     1,639,588           3,310
   Delek Group                                             2,800             545
   First International Bank of Israel*                    32,000             499
   Israel Chemicals                                       95,000           2,191
   Migdal Insurance & Financial
      Holding                                             22,859              35
   Partner Communications                                 34,000             829
   Teva Pharmaceutical Industries ADR                    213,940           9,784
   Teva Pharmaceutical Industries                         24,600           1,129
   Union Bank of Israel*                                  18,000              98
                                                                   -------------
                                                                          23,387
                                                                   -------------
ITALY -- 1.4%

   A2A (A)                                               157,310             638
   Banca Intesa                                           55,867             366
   Banca Intesa RNC                                       80,180             480
   Banco Popolare Scarl                                  134,910           2,702
   Buzzi Unicem                                           11,954             351
   CIR-Compagnie Industriali Riunite                      43,687             120
   Danieli                                                18,600             770
   Edison                                                 67,769             182
   Enel                                                  494,803           5,556
   ENI                                                   485,639          19,758
   Fiat                                                  186,296           4,146
   Fondiaria-Sai (A)                                      10,277             389
   IFIL - Investments (A)                                 51,341             428
   Iride                                                   7,693              26
   Italcementi                                            14,429             291
   Milano Assicurazioni                                    9,303              58
   Pirelli                                                39,702              33
   Prysmian                                               25,241             667
   Saipem                                                 23,300           1,069
   Snam Rete Gas                                          93,596             621
   Telecom Italia (A)                                  1,855,663           3,840
   UniCredito Italiano                                   430,571           3,007
   Unipol Gruppo Finanziario                               4,474              12
                                                                   -------------
                                                                          45,510
                                                                   -------------


     116 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
JAPAN -- 11.0%

   77 Bank                                                14,000   $          88
   Acom                                                   14,690             462
   Aeon                                                  295,100           4,235
   Aichi                                                   3,700              29
   Aichi Bank                                                900              77
   Aichi Steel                                            13,000              66
   Aida Engineering                                        1,000               6
   Aioi Insurance                                         65,000             405
   Aisin Seiki                                            70,600           2,467
   Ajinomoto                                              63,000             611
   Akita Bank                                              3,000              14
   All Nippon Airways                                     71,000             272
   Alps Electric                                          79,100             864
   Amada                                                  98,000             897
   Anritsu                                                 2,000               6
   AOC Holdings                                            2,300              29
   AOKI Holdings                                           2,900              48
   Aoyama Trading                                         28,500             570
   Aozora Bank                                           100,000             265
   Asahi Breweries                                        41,600             727
   Asahi Diamond Industrial                                2,000              15
   Asahi Glass                                            63,000             827
   Asahi Kasei                                           103,000             611
   Astellas Pharma                                        42,300           1,787
   Atsugi                                                385,900             523
   Autobacs Seven                                         66,800           1,955
   Bank of Ikeda                                           2,100              64
   Belluna                                                 3,850              31
   Bridgestone                                            48,500             827
   Canon                                                  80,600           4,345
   Cawachi                                                 1,800              53
   Central Glass                                          15,000              62
   Central Japan Railway                                     351           3,424
   Chiba Kogyo Bank*                                       4,100              60
   Chiyoda                                                53,000             562
   Chudenko                                                5,300              92
   Circle K Sunkus                                        18,700             303
   Citizen Holdings (A)                                  108,000             914
   CKD                                                     5,200              38
   CMK                                                   176,800           1,365
   Coca-Cola Central Japan                                     2              16
   Coca-Cola West Holdings (A)                             4,700             112
   Corona                                                  2,200              31
   Cosmo Oil                                             368,800           1,460
   Dai Nippon Printing                                    75,000           1,146
   Daicel Chemical Industries                             16,000             100
   Daiei*                                                  3,650              27
   Daiichikosho                                            2,700              28
   Daimei Telecom Engineering                             62,400             635
   Dainichiseika Color & Chemicals
      Manufacturing                                        8,000              32

                                                                    Market Value
Description                                             Shares     ($ Thousands)
-------------------------------------------------   ------------   -------------
   Dainippon Ink and Chemicals                            79,000   $         256
   Dainippon Screen Manufacturing                         19,000              89
   Dainippon Sumitomo Pharma                             289,600           2,456
   Daishi Bank                                            22,000              96
   Daiwa House Industry                                  147,000           1,801
   DaVinci Advisors*                                         795             588
   Denki Kagaku Kogyo                                     49,000             201
   Denso                                                  12,600             460
   East Japan Railway                                        168           1,295
   EDION                                                  35,000             316
   Eighteenth Bank                                        17,000              64
   Eizo Nanao                                              1,900              47
   Elpida Memory* (A)                                     71,000           2,617
   Fancl                                                     500               6
   Fanuc                                                  24,800           2,690
   Fast Retailing                                         18,800           1,624
   Fuji Electric Holdings                                 67,000             295
   Fuji Fire & Marine Insurance                           38,000             120
   Fuji Heavy Industries                                  77,000             360
   Fuji Machine Manufacturing                              8,900             185
   FUJIFILM Holdings                                      76,300           2,804
   Fujikura                                               38,000             170
   Fujitsu                                               644,000           5,210
   Fukuda Denshi                                           1,900              49
   Fukuoka Financial Group                               104,000             516
   Fukuyama Transporting                                 110,400             409
   Furuno Electric                                         2,600              29
   Futaba                                                  3,500              61
   Gunze                                                  41,000             205
   Hachijuni Bank                                         42,000             290
   Hankyu Holdings                                        77,000             333
   Heiwa                                                  12,000             131
   Heiwado                                                 2,400              40
   Higashi-Nippon Bank                                    14,000              60
   Higo Bank                                              20,000             133
   HI-LEX                                                  2,200              30
   Hino Motors                                            39,000             260
   Hirose Electric                                         2,200             256
   Hitachi                                               572,900           4,114
   Hitachi Cable                                          41,000             159
   Hitachi Capital                                         1,100              18
   Hitachi Chemical                                       16,900             378
   Hitachi Construction Machinery                         16,800             579
   Hitachi Koki                                            7,500             127
   Hitachi Maxell                                          8,100             106
   Hokkaido Electric Power                                14,100             288
   Hokuetsu Bank                                          21,000              52
   Honda Motor                                           171,800           5,745
   Hoya                                                   73,900           2,051
   Hyakugo Bank                                           20,000             132
   Hyakujushi Bank                                        19,000             118
   Idemitsu Kosan                                          5,200             557


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 117

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Inpex Holdings                                            384   $       4,837
   Itochu                                                211,000           2,438
   Japan Airlines                                        110,000             247
   Japan Digital Laboratory                                2,000              28
   Japan Petroleum Exploration                             7,400             531
   Japan Steel Works                                     544,510          11,297
   Japan Tobacco                                             183             888
   JFE Holdings                                           94,800           5,352
   JGC                                                    88,000           1,938
   Joshin Denki                                           50,100             418
   JS Group                                               26,400             450
   Kagawa Bank                                             7,000              44
   Kaneka                                                 37,000             269
   Kansai Electric Power                                  75,700           1,667
   Kao                                                    16,000             417
   Kawasaki Heavy Industries                              80,000             247
   Kawasaki Kisen Kaisha                                 112,000           1,236
   KDDI                                                      113             782
   Keisei Electric Railway                                33,000             171
   Keyence                                                11,500           2,743
   Kinden                                                 38,000             380
   Kirin Holdings                                        136,000           2,249
   Kobe Steel                                            231,000             759
   Komori                                                 25,500             499
   Kose                                                    5,200             121
   Kubota                                                 58,000             470
   Kumagai Gumi                                          248,500             280
   Kuraray                                                34,500             435
   Kyoei Steel                                             3,000              65
   Kyorin                                                  5,000              62
   Kyushu Electric Power                                  60,300           1,280
   Leopalace21                                            50,100             800
   Mabuchi Motor                                           3,800             204
   Maeda                                                  14,000              54
   Maeda Road Construction                                 7,000              50
   Makita                                                 10,500             442
   Mandom                                                    700              18
   Marubeni                                               94,000             837
   Matsushita Electric Industrial                        171,000           3,888
   Mazda Motor                                           115,000             599
   Mediceo Paltac Holdings                                13,300             244
   Mie Bank                                               11,000              61
   Mikuni Coca-Cola Bottling                               4,000              43
   Millea Holdings                                       114,500           4,717
   Minato Bank                                            33,000              66
   Mitsubishi                                            554,400          19,117
   Mitsubishi Chemical Holdings                          451,000           3,195
   Mitsubishi Electric                                   163,000           1,842
   Mitsubishi Estate                                       7,000             188
   Mitsubishi Gas Chemical                               146,000           1,094
   Mitsubishi Heavy Industries                           234,000           1,179
   Mitsubishi Materials                                  108,000             517
   Mitsubishi Paper Mills                                284,900             715

                                                                    Market Value
Description                                            Shares      ($ Thousands)
----------------------------------------------      ------------   -------------
   Mitsubishi Rayon                                       63,000   $         227
   Mitsubishi UFJ Financial Group                        637,220           6,508
   Mitsui                                                322,900           7,908
   Mitsui Chemicals                                      273,000           1,565
   Mitsui High-Tec                                         3,300              27
   Mitsui Mining & Smelting                               62,000             208
   Mitsui OSK Lines                                      323,000           4,868
   Mitsui Sumitomo Insurance Group
      Holdings                                             8,900             350
   Mitsui Trust Holdings                                 227,000           1,613
   Mitsumi Electric                                        3,700             107
   Mizuho Financial Group                                    308           1,616
   Morinaga Milk Industry                                  1,000               3
   Murata Manufacturing                                   31,800           1,669
   N E Chemcat                                             1,000              18
   Nafco                                                   1,100              17
   Nagase                                                  5,000              60
   NEC                                                   171,000             907
   NEC Fielding                                              300               4
   NGK Spark Plug                                         22,000             273
   Nichicon                                               89,200             767
   Nichirei                                               18,000              83
   Nikon                                                  28,000             892
   Nintendo                                               38,815          21,326
   Nippo                                                 107,800             590
   Nippon Beet Sugar Manufacturing                       202,600             478
   Nippon Electric Glass                                  39,600             769
   Nippon Konpo Unyu Soko                                 73,400             943
   Nippon Light Metal                                     47,000              81
   Nippon Meat Packers                                    16,000             211
   Nippon Metal Industry                                  11,000              38
   Nippon Mining Holdings                                298,600           1,867
   Nippon Oil                                             64,000             462
   Nippon Sharyo                                          54,600             142
   Nippon Sheet Glass                                     72,000             324
   Nippon Shokubai                                        36,000             286
   Nippon Soda                                            11,000              38
   Nippon Steel                                          816,900           5,100
   Nippon Steel Trading                                    8,000              27
   Nippon Telegraph & Telephone                            1,947           9,443
   Nippon Thompson                                         6,000              44
   Nippon Yusen                                          382,000           3,879
   Nishimatsu Construction                                26,000              72
   Nishi-Nippon City Bank                                 79,000             260
   Nissan Motor                                          891,400           7,912
   Nissan Shatai                                           4,000              29
   Nisshin Oillio Group                                    4,000              19
   Nisshin Steel                                         113,000             437
   Nisshinbo Industries                                    8,000             103
   Nitto Kogyo                                             3,400              35
   NOK                                                     3,700              66
   Nomura Holdings                                       248,800           4,221
   Noritake                                                1,000               4


     118 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
----------------------------------------------      ------------   -------------
   NTT Data                                                   84    $        347
   NTT DoCoMo                                                940           1,496
   Oki Electric Industry, Cl B (A)                       202,000             354
   Okinawa Cellular Telephone                                 16              27
   Okinawa Electric Power                                    100               5
   Omron                                                  25,800             557
   Onward Holdings                                        10,000             116
   ORIX                                                   44,660           8,427
   Osaka Gas                                             117,000             425
   Pacific Metals                                         16,000             139
   Pioneer                                                 6,700              58
   Plenus                                                  3,800              57
   Promise                                                16,900             540
   Rasa Industries                                       221,300             447
   Resona Holdings (A)                                       489             852
   Ricoh                                                  24,000             441
   Riso Kagaku                                             2,200              32
   Rohm                                                   11,200             733
   Roland                                                  1,700              35
   Royal Holdings                                          3,000              32
   Ryobi                                                  14,000              52
   Sakai Chemical Industry                                 1,000               4
   San-In Godo Bank                                       14,000             130
   Sankyo                                                 12,300             786
   Sanwa Shutter (A)                                      62,000             247
   Sapporo Hokuyo Holdings                                   122             949
   Sazaby League                                           1,600              30
   Seiko Epson                                            18,300             446
   Seiko Holdings                                        116,100             625
   Seino Holdings                                         74,000             439
   Sekisui House                                          38,000             401
   Senshukai                                               4,100              31
   Sharp                                                 201,000           3,503
   Shimamura                                              15,400           1,227
   Shin-Etsu Chemical                                     14,200             893
   Shin-Etsu Polymer                                       6,700              40
   Shionogi                                               13,000             262
   Showa                                                   6,800              53
   Showa Denko                                           119,000             363
   Showa Shell Sekiyu                                     90,300             986
   Sintokogio                                              4,500              44
   SMC                                                    22,900           2,874
   Softbank                                              424,400           7,482
   Sojitz                                                120,200             458
   Sompo Japan Insurance                                  66,000             712
   SRI Sports                                                  5               8
   Sumco                                                   5,200             133
   Sumitomo                                              249,400           3,678
   Sumitomo Chemical                                     427,700           3,119
   Sumitomo Electric Industries                           69,410             895
   Sumitomo Metal Mining                                  69,000           1,156
   Sumitomo Mitsui Financial Group                         1,758          15,105
   Sumitomo Realty & Development                          43,000           1,100

                                                                    Market Value
Description                                            Shares      ($ Thousands)
----------------------------------------------      ------------   -------------
   Sumitomo Rubber Industries                             23,500    $        194
   Sumitomo Trust & Banking                              112,000             954
   Suzuken                                                 8,400             321
   Suzuki Motor                                           76,300           2,111
   T&D Holdings                                           15,500           1,031
   Taisho Pharmaceutical                                  74,000           1,383
   Takata                                                  1,900              47
   Takeda Pharmaceutical                                   9,400             544
   Takefuji (A)                                           62,470           1,183
   Takeuchi Manufacturing                                  1,200              32
   Tamron                                                  2,300              51
   Tanabe Seiyaku                                         55,000             714
   Teijin                                                 96,000             361
   Toagosei                                              474,200           1,806
   Toenec                                                  8,000              42
   Toho Bank                                               3,000              13
   Tohoku Electric Power                                  14,800             317
   Tokai Rika                                             38,400             910
   Tokuyama                                               27,000             204
   Tokyo Electric Power                                  164,800           4,011
   Tokyo Electron                                         30,300           2,069
   Tokyo Gas                                             101,900             387
   Tokyo Style                                             3,000              30
   Tokyu                                                  66,600             350
   Tokyu Land                                             43,000             308
   Toppan Printing                                       158,000           1,817
   Topre                                                   4,000              37
   Topy Industries                                        57,300             178
   Toshiba                                               969,600           8,532
   Toshiba TEC                                            23,000             162
   Tosoh                                                  56,000             256
   Toyo Seikan Kaisha                                     41,200             810
   Toyoda Gosei                                           33,900           1,091
   Toyota Boshoku                                         19,700             532
   Toyota Industries                                      21,100             746
   Toyota Motor                                          201,100          10,230
   Toyota Tsusho                                          15,200             370
   Trend Micro                                            67,200           2,349
   Trusco Nakayama                                         2,400              37
   TV Asahi                                                   21              33
   Unicharm                                               11,600             818
   Uniden                                                  4,000              23
   Unipres                                                 3,000              29
   UNY                                                    25,000             262
   West Japan Railway                                        149             697
   Yachiyo Bank                                               10              46
   Yamada Denki                                           17,370           1,348
   Yamaguchi Financial Group                              18,000             262
   Yamaha Motor                                           28,400             577
   Yamatane                                              699,900           1,485
   Yamato Holdings                                       145,700           2,028
   Yamato Kogyo                                           15,900             795
   Yamazaki Baking                                        13,000             137


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 119

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
----------------------------------------------      ------------   -------------
   Yodogawa Steel Works                                   14,000   $          77
   Yokogawa Bridge Holdings                               52,800             307
   Yurtec                                                  5,000              30
   Yutaka Giken                                              400               9
   Zeon                                                   22,000             103
                                                                   -------------
                                                                         364,862
                                                                   -------------
JERSEY -- 0.0%

   Meinl European Land*                                   35,798             471
                                                                   -------------
MALAYSIA -- 0.2%

   Affin Holdings                                         60,600              38
   AMMB Holdings                                         552,000             677
   Asiatic Development (Malaysia)                        131,000             336
   HAP Seng Consolidated                                  84,000              74
   Hong Leong Bank                                        10,000              20
   KFC Holdings Malaysia                                  50,100             101
   Kulim Malaysia                                        131,000             368
   Lion Industries                                       670,000             594
   Multi-Purpose Holdings                                 57,000              31
   Oriental Holdings                                      22,000              40
   Petronas Dagangan                                      22,000              55
   Ranhill                                               572,000             238
   Resorts World                                       4,616,900           4,644
   Southern Steel                                         24,000              25
   Tenaga Nasional                                       192,000             418
   Titan Chemicals                                       810,000             325
   UMW Holdings                                          107,000             216
                                                                   -------------
                                                                           8,200
                                                                   -------------
MEXICO -- 1.3%

   Alfa, Cl A                                            197,200           1,453
   America Movil ADR, Ser L                              146,600           8,762
   America Movil, Ser L                                1,138,800           3,389
   Cemex                                               1,234,400           3,505
   Cemex ADR*                                            166,800           4,744
   Coca-Cola Femsa, Ser L                                270,200           1,688
   Consorcio ARA                                         905,560           1,012
   Controladora Comercial Mexicana                       162,200             504
   Cydsa                                                  55,800              62
   Embotelladoras Arca                                   151,900             578
   Gruma, Ser B, Cl B*                                     2,600               8
   Grupo Aeroportuario del
      Pacifico, Ser B                                     70,300             249
   Grupo Aeroportuario del Sureste,
      Ser B                                              117,500             599
   Grupo Carso, Ser A1                                   333,600           1,482
   Grupo Continental                                     163,500             437
   Grupo Financiero Banorte, Ser O (A)                 1,064,289           5,158
   Grupo Industrial Saltillo                              82,700             134
   Grupo Lamosa*                                          40,800              91
   Grupo Mexico, Ser B                                   345,500           2,605

                                                                    Market Value
Description                                            Shares      ($ Thousands)
----------------------------------------------      ------------   -------------
   Industrias, Ser B*                                    124,800   $         640
   Telefonos de Mexico ADR (A)                            57,300           2,362
   Urbi Desarrollos Urbanos*                             389,230           1,506
   Wal-Mart de Mexico                                    139,200             606
                                                                   -------------
                                                                          41,574
                                                                   -------------
NETHERLANDS -- 3.3%

   Aegon                                                 102,916           1,570
   Akzo Nobel                                            153,148          12,950
   Boskalis Westminster                                    8,036             487
   CSM                                                        34               1
   European Aeronautic Defense and
      Space (A)                                           65,457           1,528
   Heineken                                               41,646           2,444
   Heineken Holding                                        7,198             372
   ING Groep                                             381,155          14,536
   Koninklijke Ahold                                     245,894           3,674
   Koninklijke BAM Groep                                  64,994           1,514
   Koninklijke DSM                                        89,930           5,508
   Koninklijke Philips Electronics                        11,082             425
   Royal Dutch Shell, Cl A (GBP)                         166,340           7,068
   Royal Dutch Shell, Cl A                               510,961          21,793
   Royal Dutch Shell, Cl B                               388,082          16,145
   Royal KPN                                             130,782           2,378
   TNT                                                    21,994             881
   Unilever                                              476,540          15,556
   Wolters Kluwer                                         20,400             574
                                                                   -------------
                                                                         109,404
                                                                   -------------
NEW ZEALAND -- 0.1%

   Air New Zealand                                       211,822             192
   Fletcher Building                                      54,800             343
   Telecom Corp of New Zealand                           591,500           1,833
   Vector                                                  3,300               5
   Warehouse Group                                         7,400              31
                                                                   -------------
                                                                           2,404
                                                                   -------------

NORWAY -- 0.8%

   Aker Kvaerner                                          24,000             677
   DnB (A)                                               190,800           2,745
   Norsk Hydro (A)                                       236,050           3,747
   Petroleum Geo-Services (A)                             63,250           1,863
   Statoil (A)                                           231,550           8,986
   Telenor (A)                                           111,600           2,422
   TGS Nopec Geophysical*                                  6,600             105
   Yara International                                     75,472           5,724
                                                                   -------------
                                                                          26,269
                                                                   -------------
PANAMA -- 0.1%

   Copa Holdings, Cl A                                    53,900           1,804
                                                                   -------------


     120 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
----------------------------------------------      ------------   -------------
PAPUA NEW GUINEA -- 0.0%

   Oil Search                                             13,100   $          77
                                                                   -------------
PHILIPPINES -- 0.1%

   JG Summit Holdings                                  1,055,000             217
   Petron                                              1,059,000             123
   Philex Mining                                       3,069,600             498
   Philippine Long Distance Telephone                     18,000           1,071
   Pilipino Telephone*                                   563,000              98
   San Miguel, Cl B                                      106,000              93
   SM Investments                                        183,851           1,051
                                                                   -------------
                                                                           3,151
                                                                   -------------

POLAND -- 0.3%

   Cyfrowy Polsat*                                       226,313           1,498
   Grupa Lotos                                            18,000             278
   KGHM Polska Miedz                                      29,400           1,396
   Polish Oil & Gas                                      684,000           1,278
   Polski Koncern Naftowy Orlen*                         132,200           2,440
   Polski Koncern Naftowy Orlen GDR*                      10,200             408
   Telekomunikacja Polska                                213,000           2,011
   Zaklady Azotowe Pulawy                                  2,100             129
                                                                   -------------
                                                                           9,438
                                                                   -------------
PORTUGAL -- 0.1%

   Energias de Portugal                                  281,344           1,772
   Portugal Telecom                                      135,929           1,660
   Sonae                                                 116,700             190
   Sonae Industria                                        56,639             330
                                                                   -------------
                                                                           3,952
                                                                   -------------

RUSSIA -- 3.2%

   Evraz Group GDR                                        15,350           1,689
   LUKOIL ADR                                            126,529          14,159
   Mechel ADR (A)                                         87,600           5,048
   MMC Norilsk Nickel ADR                                273,008           8,029
   Mobile Telesystems ADR                                 52,600           4,608
   Novolipetsk Steel GDR                                  62,941           3,021
   Novorossiysk Commercial Sea
   Port GDR                                               82,000           1,337
   OAO Gazprom ADR                                       722,680          43,649
   Rosneft Oil GDR* (B)                                  431,031           5,253
   Sberbank GDR* (A)                                      20,567           8,207
   Surgutneftegaz ADR                                     99,500           1,227
   Tatneft GDR                                            16,800           2,688
   Uralkali GDR                                           84,317           5,101
   Vimpel-Communications ADR                              13,100             462
                                                                   -------------
                                                                         104,478
                                                                   -------------

                                                                    Market Value
Description                                            Shares      ($ Thousands)
----------------------------------------------      ------------   -------------
SINGAPORE -- 0.4%

   Allgreen Properties                                    20,000   $          14
   DBS Group Holdings                                     89,000           1,273
   Flextronics International*                              5,062              54
   Fraser and Neave                                       86,000             311
   Haw Par                                                13,000              63
   Ho Bee Investment                                      65,000              45
   Hong Leong Finance                                    165,100             453
   Hotel Plaza                                            17,000              23
   Jardine Cycle & Carriage                               61,300             736
   K1 Ventures                                            76,000              12
   Keppel*                                               113,000           1,004
   Kim Eng Holdings                                      444,700             659
   Metro Holdings*                                        51,000              32
   NatSteel                                               60,000              61
   Neptune Orient Lines (A)                              567,000           1,688
   Oversea-Chinese Banking                                23,000             146
   SembCorp Industries                                    26,000              91
   Singapore Airlines                                     28,000             327
   Singapore Land                                         28,000             129
   Singapore Petroleum                                   147,000             744
   Singapore Technologies Engineering                    169,000             394
   Singapore Telecommunications                          268,850             751
   SP Chemicals                                          133,500              54
   United Industrial                                       1,000               2
   United Overseas Bank                                   75,000           1,110
   UOB-Kay Hian Holdings                                 143,000             203
   UOL Group                                              27,000              77
   Wheelock Properties                                    72,000             115
   Wilmar International (A)                              458,000           1,867
                                                                   -------------
                                                                          12,438
                                                                   -------------
SOUTH AFRICA -- 2.0%

   Aeci                                                    6,000              53
   African Rainbow Minerals                               19,000             745
   Anglo Platinum                                            600             104
   AngloGold Ashanti                                       9,900             371
   ArcelorMittal                                         238,647          23,637
   ArcelorMittal South Africa                             66,000           2,160
   Assore                                                  7,600             826
   Aveng                                                 114,000             974
   Combined Motor Holdings                                 7,293               7
   DataTec                                                50,000             201
   Exxaro Resources                                       24,000             495
   Gold Fields                                            13,000             166
   Group                                                  23,000             458
   Harmony Gold Mining*                                  141,535           1,677
   Harmony Gold Mining ADR* (A)                          190,300           2,265
   Impala Platinum Holdings                               94,200           4,010
   Liberty Holdings                                       16,800             469
   Metropolitan Holdings                                 204,000             330
   Mvelaphanda Resources*                                 27,000             224


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 121

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Palabora Mining                                        16,000           $ 318
   Sanlam                                              2,565,401           6,482
   Sappi                                                 250,969           3,577
   Sasol                                                 275,998          17,093
   Standard Bank Group                                   100,311           1,091
                                                                   -------------
                                                                          67,733
                                                                   -------------
SOUTH KOREA -- 2.9%

   Asia Cement                                             1,094              68
   Daelim Industrial                                      17,640           2,115
   Daewoo Shipbuilding & Marine Engineering               93,958           4,269
   Daou Technology                                        18,650             135
   Doosan*                                                 4,990           1,027
   GS Home Shopping                                        1,514             100
   Hana Financial Group                                   24,100           1,006
   Handsome                                               11,850             146
   Hanwha Chemical                                        45,020             544
   Honam Petrochemical                                     6,000             514
   Huchems Fine Chemical                                   6,260             159
   Hynix Semiconductor*                                   31,500             948
   Hyundai Department Store                               11,320           1,132
   Hyundai Development                                    79,528           4,856
   Hyundai Heavy Industries                               20,974           7,635
   Hyundai Mipo Dockyard                                   3,227             755
   Hyundai Mobis                                          22,100           1,970
   Industrial Bank of Korea                               10,680             192
   KCC Engineering & Construction                          1,700              82
   KISWIRE                                                   600              27
   Kookmin Bank ADR                                       71,863           4,488
   Kookmin Bank                                            5,900             366
   Korea Development Financing                             4,000             171
   Korea Electric Power                                   79,290           2,567
   Korea Fine Chemical                                     1,500             114
   Korea Zinc                                                970             124
   Korean Petrochemical Industries                         4,580             201
   KT                                                     43,630           1,955
   KT&G                                                   29,750           2,582
   Kyeryong Construction Industrial                        1,080              38
   LG                                                     20,980           1,640
   LG Chemical                                            19,390           1,843
   LG Electronics                                         56,950           7,905
   LG Philips LCD                                        140,100           6,189
   LG Telecom                                             76,700             667
   LS Cable                                                4,920             466
   Nong Shim Holdings                                      1,110              75
   Ottogi                                                  1,289             193
   Pacific                                                 1,393             166
   POSCO                                                   1,250             678
   Samho International                                    11,950             217
   Samsung Electronics                                    28,015          20,153
   Samsung Electronics GDR (B)                             3,984           1,414
   Samsung Fire & Marine Insurance                        23,324           5,061

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Samsung Heavy Industries                               35,020         $ 1,457
   Samwhan                                                 3,300              76
   SFA Engineering                                         2,225             164
   Shinhan Financial Group                                15,873             794
   Shinsegae                                               8,459           4,911
   SK Energy                                               4,982             619
   SK Gas                                                  2,600             194
   SK Holdings                                             2,035             320
   SK Telecom                                                 74              15
   Young Poong                                               420             192
   Youngone                                               29,750             271
                                                                   -------------
                                                                          95,966
                                                                   -------------
SPAIN -- 2.2%

   ACS Actividades Construcciones y
      Servicios (A)                                       30,027           1,812
   Banco Bilbao Vizcaya Argentaria                       444,076           9,889
   Banco Santander Central Hispano                       951,444          19,798
   Cementos Portland Valderrivas                           3,466             327
   Fomento de Construcciones y
      Contratas                                            6,600             456
   Gas Natural*                                          153,830           8,898
   Gestevision Telecinco (A)                              11,695             182
   Iberdrola                                             498,734           7,192
   Iberia Lineas Aereas de Espana                         66,471             218
   Inditex (A)                                            18,865             927
   Mapfre                                                324,916           1,757
   Repsol                                                357,176          14,765
   Sol Melia                                              18,200             238
   Telefonica                                            213,585           6,124
   Union Fenosa                                           18,262           1,187
                                                                   -------------
                                                                          73,770
                                                                   -------------
SWEDEN -- 0.9%

   Alfa Laval                                             25,650           1,796
   Assa Abloy, Cl B                                       19,200             333
   Atlas Copco, Cl A (A)                                  40,000             708
   Electrolux, Cl B (A)                                   79,000           1,138
   Eniro                                                  17,100              97
   Hennes & Mauritz, Cl B (A)                              3,700             204
   Hexagon, Cl B                                          25,549             530
   Investor, Cl B (A)                                     37,800             939
   Modern Times Group, Cl B                                1,500             104
   NCC, Cl B                                               9,390             178
   Nordea Bank (A)                                       211,936           3,441
   Oriflame Cosmetics                                      6,724             477
   Saab, Cl B                                             11,691             327
   Skandinaviska Enskilda Banken, Cl A                    34,470             781
   Skanska, Cl B                                          18,167             310
   SKF, Cl B                                              57,980           1,086
   Ssab Svenskt Stal, Cl A                                14,643             507
   Ssab Svenskt Stal                                      15,464             483


     122 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Svenska Cellulosa, Cl B                               181,021   $       2,901
   Svenska Handelsbanken, Cl A                            10,663             297
   Swedbank                                               34,928             862
   Swedish Match                                         118,107           2,513
   Tele2, Cl B (A)                                       138,400           2,956
   Telefonaktiebolaget LM Ericsson ADR                     2,500              68
   Telefonaktiebolaget LM Ericsson,
      Cl B (A)                                         1,236,000           3,359
   TeliaSonera                                            85,500             776
   Trelleborg, Cl B (A)                                   17,000             317
   Volvo, Cl B                                            56,850             899
   Vostok Gas (SEK)*                                      22,100           2,087
   Wihlborgs Fastigheter                                  11,923             235
                                                                   -------------
                                                                          30,709
                                                                   -------------
SWITZERLAND -- 5.3%

   ABB                                                   403,167          13,067
   Addax Petroleum                                        26,500           1,373
   Adecco                                                 25,200           1,434
   Baloise Holding                                         7,000             795
   Bobst Group                                               837              68
   Bucher Industries                                       1,468             384
   Ciba Specialty Chemicals                               11,150             366
   Clariant                                               30,000             334
   Compagnie Financiere Richemont, Cl A                  149,106           9,270
   Credit Suisse Group                                   134,321           6,827
   Elektrizitaets-Gesellschaft
      Laufenburg                                             308             407
   Georg Fischer                                             680             351
   Givaudan                                                  546             528
   Helvetia Holding*                                       1,048             416
   Holcim                                                 67,308           6,281
   Inficon Holding                                         3,600             620
   Lindt & Spruengli                                         160             505
   Logitech International*                                11,421             373
   Nestle                                                 71,061          34,860
   Nobel Biocare Holding                                  36,470           1,435
   Novartis                                              214,510          11,241
   Petroplus Holdings*                                    10,465             642
   Roche Holding                                         118,543          20,390
   Schmolz + Bickenbach                                    2,058             184
   Schweizerische National-
      Versicherungs-Gesellschaft                              32              25
   Sika                                                       42              72
   STMicroelectronics                                     75,586             983
   Swatch Group                                           15,736             822
   Swiss Life Holding                                      9,784           2,746
   Swiss Reinsurance                                     162,992          12,628
   Swisscom                                                9,050           3,153
   Syngenta                                               36,503          11,093

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   UBS*                                                   72,295   $       1,737
   Xstrata                                               266,508          21,009
   Zurich Financial Services                              25,866           7,570
                                                                   -------------
                                                                         173,989
                                                                   -------------
TAIWAN -- 2.5%

   Acer                                                  413,105             857
   Advanced Semiconductor Engineering                  6,395,843           6,711
   Asustek Computer                                    1,089,171           3,143
   AU Optronics                                        1,744,980           3,352
   Cathay Financial Holding*                           1,931,000           4,935
   Cheng Shin Rubber Industry*                           150,000             257
   Chi Mei Optoelectronics*                            1,329,000           1,812
   China Bills Finance*                                  700,000             189
   China Development Financial Holding*                3,479,350           1,482
   China Petrochemical Development*                      910,000             552
   China Steel                                         1,537,330           2,630
   Chinatrust Financial Holding                        4,923,600           5,020
   Chunghwa Picture Tubes*                             3,508,000           1,177
   Chunghwa Telecom                                    1,175,545           2,915
   Compal Electronics                                  1,398,605           1,555
   CTCI                                                  286,000             246
   Delta Electronics*                                    746,000           2,130
   Eastern Media International                           542,000             216
   Evergreen Marine Taiwan                               611,000             538
   Far EasTone Telecommunications*                       250,000             434
   Farglory Land Development                             319,000           1,154
   Formosa Chemicals & Fibre                             252,000             601
   Formosa Plastics                                      165,000             466
   Gigabyte Technology                                   166,000             145
   Global Brands Manufacture                             144,000             173
   HannStar Display                                    2,461,000           1,069
   High Tech Computer GDR                                  8,530             908
   HON HAI Precision Industry                            877,058           4,962
   HON HAI Precision Industry GDR                         31,744             359
   Inventec*                                             843,000             521
   LEE Chang Yung Chemical                                20,973              28
   Lite-On Technology                                    503,221             596
   Macronix International                              1,083,719             517
   MediaTek                                              393,950           4,924
   Micro-Star International                              207,000             157
   Mitac International                                   632,000             542
   Nan Ya Plastics                                       449,000           1,041
   Qisda                                                 432,000             387
   Quanta Computer                                       884,980           1,397
   Siliconware Precision Industries                    2,453,133           4,115
   Taiwan Cooperative Bank                               759,000             828
   Taiwan Semiconductor Manufacturing*                   871,395           1,880
   Taiwan Semiconductor
      Manufacturing ADR (A)                              737,502           8,443


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 123

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Tang Eng Iron Works*                                  114,000   $         120
   Tatung*                                             2,066,000           1,155
   Teco Electric and Machinery*                          995,000             591
   Tung Ho Steel Enterprise                              274,000             572
   U-Ming Marine Transport                                17,000              55
   United Microelectronics                               564,141             351
   Universal Scientific Industrial*                      478,000             314
   UPC Technology                                        370,000             265
   Walsin Lihwa                                          987,000             445
   Walsin Technology*                                    274,000             171
   Wan Hai Lines                                         598,000             533
   Wistron                                               241,657             413
   Yang Ming Marine Transport                            703,575             538
                                                                   -------------
                                                                          80,887
                                                                   -------------
THAILAND -- 0.5%

   Bangkok Bank NVDR                                     397,000           1,625
   CalComp Electronics Thailand NVDR                     589,200              98
   Krung Thai Bank NVDR                                  440,000             121
   PTT                                                   537,300           5,555
   PTT Chemical                                          101,000             342
   PTT Exploration & Production                          201,000           1,157
   PTT NVDR                                              210,700           2,179
   Siam Commercial Bank                                1,694,500           4,693
   Thai Airways International NVDR                       368,200             265
   Thai Oil                                              484,100             953
   Thai Rayon                                             72,000             130
                                                                   -------------
                                                                          17,118
                                                                   -------------
TURKEY -- 0.3%

   Aygaz                                                  42,000             146
   Bossa Ticaret Sanayi Isletme                           60,000              62
   Eregli Demir ve Celik Fabrikalari                      10,889              70
   Haci Omer Sabanci Holding                           1,263,363           4,807
   KOC Holding*                                          391,000           1,103
   Petrol Ofisi*                                         102,000             485
   Turk Hava Yollari*                                     52,000             281
   Turk Sise ve Cam Fabrikalari                          255,568             356
   Turkcell Iletisim Hizmet                              207,000           1,630
                                                                   -------------
                                                                           8,940
                                                                   -------------
UNITED KINGDOM -- 9.3%

   3i Group                                               38,694             677
   Alliance & Leicester (A)                               65,750             553
   Amec                                                  531,247           8,761
   Anglo American                                        288,546          19,497
   Antofagasta                                           165,889           2,260
   ARM Holdings                                           48,741              99
   Arriva                                                  2,102              27
   Associated British Foods                              150,000           2,554
   AstraZeneca (SEK)                                       8,850             388
   AstraZeneca                                            52,091           2,270

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-------------------------------------------------   ------------   -------------
   Autonomy*                                             254,530   $       4,459
   Aviva                                                 348,833           4,345
   BAE Systems                                         1,756,195          15,730
   Balfour Beatty                                          8,818              75
   Barclays                                              595,187           4,411
   Barratt Developments                                   33,307             120
   BG Group                                               66,084           1,653
   BHP Billiton                                          629,403          23,808
   BP                                                  2,151,040          25,845
   British American Tobacco                              230,852           8,613
   British Energy Group                                  395,648           5,739
   British Land++                                         33,435             529
   BT Group, Cl A                                        668,750           2,934
   Cairn Energy*                                          11,900             792
   Centrica                                              607,470           3,526
   Charter                                                59,717           1,070
   Chaucer Holdings                                      567,900           1,002
   Close Brothers Group                                    4,933              56
   Colt Telecom Group*                                    29,009              98
   Cookson Group                                          29,772             430
   CSR*                                                   11,651              73
   Daily Mail & General Trust, Cl A                       42,433             341
   Dairy Crest Group                                     228,000           1,850
   Dana Petroleum*                                         4,441             161
   Diageo                                                 67,816           1,320
   Enterprise Inns                                        24,874             230
   GlaxoSmithKline                                       471,377          10,373
   Hays                                                   79,082             160
   HBOS                                                1,015,777           8,030
   Home Retail Group                                     529,689           2,452
   HSBC Holdings                                         943,062          15,887
   Imperial Tobacco Group                                 71,697           2,869
   Investec                                               45,615             316
   Johnsom Matthey                                        24,502             976
   Kazakhmys                                              60,836           2,032
   Land Securities Group++                                15,777             440
   Legal & General Group                                 958,196           2,269
   Lloyds TSB Group                                      205,372           1,558
   LogicaCMG                                             167,809             403
   Marks & Spencer Group                                 170,503           1,280
   Mitchells & Butlers                                    94,951             610
   Mondi                                                  72,969             519
   National Express Group                                  3,891              70
   National Grid                                         251,300           3,705
   Next                                                   19,627             449
   Old Mutual                                          1,635,992           3,783
   Pearson                                                 8,197             111
   Persimmon                                              93,100             886
   Premier Foods                                         224,900             552
   Punch Taverns                                         109,460           1,200
   QinetiQ                                                37,581             154
   Reckitt Benckiser Group                                37,618           2,211
   Rio Tinto                                             157,757          18,877


     124 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Shares/Face
                                                        Amount       Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Royal & Sun Alliance Insurance Group                   535,187   $       1,450
   Royal Bank of Scotland Group                         2,840,385          12,826
   SABMiller                                              298,285           7,663
   Scottish & Southern Energy                              98,621           2,869
   St. Ives Group                                          29,800             120
   Standard Chartered                                     113,984           4,225
   Taylor Woodrow                                         194,107             326
   Tesco                                                  347,100           2,840
   Thomas Cook Group                                       51,313             251
   Trinity Mirror                                          24,416             110
   Tui Travel                                              13,277              64
   Tullow Oil                                               7,965             137
   Unilever                                                74,290           2,453
   United Business Media                                   22,462             273
   United Utilities                                       162,421           2,403
   Vedanta Resources                                       12,640             625
   Vodafone Group                                      11,855,613          38,014
   Wolseley                                                12,500             136
   WPP Group                                               15,585             188
   Yell Group (A)                                         197,000             492
                                                                    -------------
                                                                          305,933
                                                                    -------------
Total Common Stock
   (Cost $2,454,479) ($ Thousands)                                      2,710,540
                                                                    -------------

MORTGAGE-BACKED SECURITIES -- 8.2%

AGENCY MORTGAGE-BACKED OBLIGATIONS -- 6.6%

   FHLMC ARM
         5.804%, 01/01/37 (G)                       $      12,875          13,225
         4.898%, 12/01/35                                   1,928           1,950
   FHLMC CMO STRIPS, Ser 232,
      Cl IO, IO
         5.000%, 08/01/35                                  11,594           2,918
   FHLMC CMO STRIPS, Ser 233,
      Cl 12, IO
         5.000%, 09/15/35                                   1,406             322
   FHLMC CMO STRIPS, Ser 245,
      Cl IO, IO
         5.000%, 05/15/37                                   1,129             296
   FHLMC CMO, Ser 3334, Cl MA
         5.000%, 06/15/27                                   1,457           1,476
   FHLMC TBA
         6.000%, 06/01/15                                  24,000          24,623
   FNMA CMO STRIPS, Ser 10, Cl FD
         2.743%, 06/25/08 (D)                               1,234           1,198
   FNMA CMO STRIPS, Ser 359,
         Cl 6, IO
         5.000%, 11/01/35                                     634             141

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   FNMA CMO STRIPS, Ser 360,
      Cl 2, IO
         5.000%, 08/01/35                           $       8,653   $       2,176
   FNMA CMO, Ser 2008-22, Cl KA
         5.500%, 06/25/21                                   1,902           1,925
   FNMA TBA
         6.000%, 06/17/19 to 06/01/37                     127,000         130,134
         5.000%, 06/17/21 to 07/15/37                      31,000          31,941
   GNMA ARM
         6.500%, 06/20/34 (G)                                 262             267
         6.000%, 07/20/08 (D)                                 259             263
         5.625%, 07/20/08 (D) (G)                             328             329
         5.500%, 07/20/08 (D)                               1,176           1,189
         5.250%, 08/20/34 (G)                                 122             123
         5.000%, 07/20/08 (D) (G)                             613             616
         4.750%, 12/20/33 (G)                               1,668           1,673
         4.000%, 07/20/08 (D) (G)                             262             262
                                                                    -------------
                                                                          217,047
                                                                    -------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 1.6%
   Adjustable Rate Mortgage Trust,
      Ser 2005-5, Cl 1A1
         5.325%, 07/25/08 (D)                                 860             789
   American Home Mortgage Investment
      Trust, Ser 2004-3, Cl 2A
         3.998%, 09/01/08 (D)                               2,186           1,913
   American Home Mortgage Investment
      Trust, Ser 2005-1, Cl 6A
         5.294%, 07/25/08 (D)                               3,647           3,227
   American Home Mortgage Investment
      Trust, Ser 2005-4, Cl 5A
         5.350%, 07/25/08 (D)                               3,020           2,599
   American Home Mortgage Investment
      Trust, Ser 2006-1, Cl 2A3
         5.100%, 07/25/08 (D)                               1,253           1,059
   Banc of America Commercial
      Mortgage, Ser 2006-2, Cl A1
         5.611%, 05/10/45                                     835             843
   Banc of America Funding,
      Ser 2006-A, Cl 2A2
         5.574%, 07/20/08 (D)                                 149             133
   Bear Stearns Alt-A Trust,
      Ser 2004-12, Cl 2A2
         6.837%, 07/25/08 (D)                                 794             732
   Citigroup Mortgage Loan Trust,
      Ser 2007-AR5, Cl 1A2A
         5.609%, 07/25/08 (D)                               2,384           1,890
   Countrywide Alternative Loan Trust,
      Ser 2004-33, Cl 1A1
         6.738%, 07/25/08 (D)                                 364             301


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 125

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Countrywide Alternative Loan Trust,
      Ser 2005-69, Cl M3
         3.543%, 06/27/08 (D)                       $         220   $          33
   Countrywide Alternative Loan Trust,
      Ser 2005-IM1, Cl M3
         4.393%, 06/27/08 (D)                                 380              57
   Countrywide Alternative Loan Trust,
      Ser 2006-OA11, Cl M3
         2.823%, 06/30/08 (D)                                 450              87
   Countrywide Home Loan Mortgage
      Pass-Through Trust, Ser 2004-22,
      Cl A1
         5.094%, 07/25/08 (D)                                 540             519
   Countrywide Home Loan Mortgage
      Pass-Through Trust,
      Ser 2006-HYB2, Cl 1A1
         4.995%, 07/20/08 (D)                               1,448           1,288
   Countrywide Home Loan Mortgage
      Pass-Through Trust,
      Ser 2007-HYB1, Cl 1A1
         5.555%, 07/25/08 (D)                               1,292           1,209
   Countrywide Home Loan Mortgage
      Pass-Through Trust,
      Ser 2007-HYB2, Cl 3A1
         5.455%, 07/25/08 (D)                                 888             679
   Deutsche ALT-A Securities Alternate
      Loan Trust, Ser 2006-AB3, Cl A1
         6.250%, 07/25/08 (D)                                 707             648
   DSLA Mortgage Loan Trust,
      Ser 2004-AR4, Cl B1
         3.098%, 06/19/08 (D)                                 256             206
   DSLA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M4
         3.238%, 06/19/08 (D)                                 250              43
   DSLA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M7
         4.247%, 06/19/08 (D)                                 150              15
   DSLA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M5
         3.308%, 06/19/08 (D)                                 150              23
   First Horizon Alternative Mortgage
      Securities, Ser 2006-AA6,
      Cl 2A1
         5.637%, 07/25/08 (D)                               4,298           3,229
   First Horizon Asset Securities,
      Ser 2006-AR3, Cl 1A1
         5.670%, 07/25/08 (D)                               1,311           1,264
   Greenpoint Mortgage Funding Trust,
      Ser 2006-AR1, Cl M3
         2.963%, 06/27/08 (D)                                 350              88
   GS Mortgage Securities,
      Ser 2007-GG10, Cl A4
         5.799%, 07/10/08 (D)                               1,300           1,283

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR6, Cl 1A
         7.025%, 07/25/08 (D)                       $          87   $          87
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR11, Cl 4A1
         5.777%, 07/25/08 (D)                               1,934           1,576
   JPMorgan Chase Commercial
      Mortgage Securities,
      Ser 2006-CB17, Cl A4
         5.429%, 12/12/43                                   1,800           1,759
   Lehman Mortgage Trust, Ser 2006-4,
      Cl 4A1
         6.000%, 08/25/21                                   3,199           2,963
   Master Adjustable Rate Mortgages
      Trust, Ser 2004-6, Cl 2A1
         5.895%, 07/25/08 (D)                                 836             829
   Master Adjustable Rate Mortgages
      Trust, Ser 2005-2, Cl 3A1
         6.553%, 07/25/08 (D)                                 921             850
   Merrill Lynch Mortgage Trust,
      Ser 2006-1, Cl 1A
         5.304%, 07/25/08 (D)                               1,560           1,475
   Morgan Stanley Mortgage Loan Trust,
      Ser 2007-11AR, Cl 2A5
         5.994%, 07/25/08 (D)                                 914             623
   Morgan Stanley Mortgage Loan Trust,
      Ser 2007-14AR, Cl 6A1
         6.487%, 07/25/08 (D)                               3,058           2,365
   Nomura Asset Acceptance,
      Ser 2004-R1, Cl A1
         6.500%, 03/25/34 (B)                                 301             305
   Nomura Asset Acceptance,
      Ser 2004-R2, Cl A1
         6.500%, 07/25/08 (B) (D)                             356             360
   Nomura Asset Acceptance,
      Ser 2007-1, Cl 1A1A
         5.995%, 06/09/08 (H)                               1,549           1,488
   Residential Accredit Loans,
      Ser 2005-QA3, Cl NB2
         5.219%, 07/25/08 (D)                               1,423           1,413
   Residential Accredit Loans,
      Ser 2005-QO5, Cl M3
         3.193%, 06/25/08 (D)                                 348              70
   Residential Accredit Loans,
      Ser 2006-QO1, Cl 2A3
         2.792%, 06/27/08 (D)                                 260             126
   Residential Asset Securitization Trust,
      Ser 2004-IP2, Cl 3A1
         5.235%, 07/25/08 (D)                               1,099           1,101
   Structured Adjustable Rate Mortgage
      Loan Trust, Ser 2005-16XS, Cl M2
         3.292%, 06/25/08 (D)                                  20              25
   Structured Adjustable Rate Mortgage
      Loan Trust, Ser 2006-3, Cl 2A1
         5.967%, 07/25/08 (D)                               4,453           3,469


     126 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount
                                                    ($ Thousands)    Market Value
Description                                            /Shares      ($ Thousands)
-------------------------------------------------   -------------   -------------
   Structured Adjustable Rate Mortgage
      Loan Trust, Ser 2007-9, Cl 2A1
         5.998%, 07/25/08 (D)                       $       1,842   $       1,424
   Structured Asset Securities,
      Ser 2006-NC1, Cl A4
         2.543%, 06/25/08 (D)                                 300             235
   Washington Mutual Alternative
      Mortgage Pass-Through
      Certificates, Ser 2007-HY2, Cl 1A1
         5.776%, 07/25/08 (D)                               1,760           1,350
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2007-HY4, Cl 1A1
         5.552%, 07/25/08 (D)                               3,350           3,195
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2007-HY6, Cl 1A1
         5.674%, 07/25/08 (D)                               2,599           2,375
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2004-I, Cl B1
         6.500%, 07/25/08 (D)                                  74              74
                                                                    -------------
                                                                           53,694
                                                                    -------------
Total Mortgage-Backed Securities
   (Cost $281,397) ($ Thousands)                                          270,741
                                                                    -------------
PREFERRED STOCK -- 2.2%

AUSTRALIA -- 0.0%

   News                                                     2,988              55
                                                                    -------------
BRAZIL -- 2.0%

   Banco Bradesco                                         279,000           6,710
   Banco Itau Holding Financeira                          154,100           4,725
   Brasil Telecom                                          79,600             970
   Centrais Eletricas de Santa Catarina                    11,700             337
   Cia de Transmissao de Energia
   Eletrica Paulista                                       40,000           1,153
   Cia Energetica de Minas Gerais                          53,051           1,249
   Cia Paranaense de Energia                               82,000           1,491
   Cia Vale do Rio Doce, Cl A                             341,100          11,341
   Construtora Sultepa                                        600               2
   Eletropaulo Metropolitana
   Eletricidade de Sao Paulo                                   80               2
   Fertilizantes Fosfatados                                25,000           1,838
   Gerdau                                                   4,800             239
   Industrias J B Duarte                                    1,200              --
   Inepar Industria e Construcoes*                          1,400              42
   Mangels Industrial*                                      5,400              56
   NET Servicos de Comunicacao*                           384,000           5,475
   Petroleo Brasileiro                                    497,500          15,038
   Tam                                                    238,042           5,146
   Telecomunicacoes de Sao Paulo                           26,700             755
   Telegraph Norte Leste Participacoes                     62,800           1,644

                                                       Shares/
                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Telemar Norte Leste                                     27,000   $       1,573
   Telemig Celular Participacoes                           18,000             541
   Universo Online                                         13,800              78
   Usinas Siderurgicas de Minas Gerais, Cl A               73,500           3,953
   Votorantim Celulose e Papel                              8,400             283
                                                                    -------------
                                                                           64,641
                                                                    -------------
GERMANY -- 0.1%

   Bayerische Motoren Werke                                 5,766             273
   Porsche Automobil Holding                                5,370             999
   RWE                                                      1,987             210
   Volkswagen                                               7,561           1,145
                                                                    -------------
                                                                            2,627
                                                                    -------------
INDIA -- 0.0%

   Tata Steel*                                            204,967             662
                                                                    -------------
ITALY -- 0.0%

   Istituto Finanziario Industriale*                       29,182             820
   Unipol Gruppo Finanziario                               47,789             108
                                                                    -------------
                                                                              928
                                                                    -------------
SOUTH KOREA -- 0.1%

   Hyundai Motor (Second Preferred)                        21,220             745
   Samsung Electronics                                      1,000             511
                                                                    -------------
                                                                            1,256
                                                                    -------------
Total Preferred Stock
   (Cost $50,256) ($ Thousands)                                            70,169
                                                                    -------------
ASSET-BACKED SECURITIES -- 0.7%

MORTGAGE RELATED SECURITIES -- 0.7%

   Aames Mortgage Investment Trust,
      Ser 2005-4, Cl B2
         5.142%, 06/25/08 (D)                       $         150               5
   ACE Securities, Ser 2003-NC1, Cl M
         3.173%, 06/25/08 (D)                                 650             517
   ACE Securities, Ser 2003-OP1, Cl M1
         3.093%, 06/26/08 (D)                                 300             240
   Aegis Asset-Backed Securities Trust,
      Ser 2003-3, Cl M1
         3.093%, 06/25/08 (D)                                  38              31
   Ameriquest Mortgage Securities,
      Ser 2003-2, Cl M1
         3.742%, 06/25/08 (D)                                 454             359
   Argent Securities, Ser 2003-W5,
      Cl M1
         3.093%, 06/25/08 (D)                                 250             214
   Argent Securities, Ser 2003-W9,
      Cl M1
         3.083%, 06/26/08 (D)                                 369             293


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 127

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Asset-Backed Securities Home
      Equity, Ser 2003-HE5, Cl M1
         3.639%, 06/16/08 (D)                       $         456   $         395
   Citigroup Mortgage Loan Trust,
      Ser 2007-AMC2, Cl A3A
         2.473%, 06/25/08 (D)                               1,340           1,243
   Countrywide Asset-Backed
      Certificates, Ser 2003-5, Cl MV2
         3.993%, 06/25/08 (D)                                 274             188
   Countrywide Asset-Backed
      Certificates, Ser 2005-15,
      Cl 1AF1
         2.532%, 06/25/08 (D)                                 102             102
   Credit Suisse Asset-Backed
      Mortgage-Backed Trust,
      Ser 2006-1, Cl A1B
         2.612%, 06/26/08 (D)                                 153             151
   Credit Suisse Asset-Backed
      Mortgage-Backed Trust,
      Ser 2007-1, Cl 1A1A
         5.898%, 07/25/08 (D)                                3,30           3,205
   First Franklin Mortgage Loan
      Asset-Backed Certificates,
      Ser 2005-FF9, Cl A3
         2.673%, 06/25/08 (D)                               1,200           1,144
   GSAA Home Equity NIM Trust,
      Ser 2006-2, Cl 2A1
         2.492%, 06/27/08 (D)                                 738             728
   GSAMP NIM Trust, Ser 2006-HE3,
      Cl N1
         5.500%, 05/25/36 (B)                                  62              --
   Home Equity Asset NIM Trust,
      Ser 2003-4, Cl M2
         4.793%, 06/25/08 (D)                                 270             223
   Home Equity Asset Trust,
      Ser 2006-5, Cl 2A3
         2.543%, 06/26/08 (D)                                 250             213
   Lehman XS Trust, Ser 2005-5N,
      Cl M4
         4.142%, 06/30/08 (D)                                  57              86
   Lehman XS Trust, Ser 2005-7N,
      Cl M7I
         4.142%, 06/27/08 (D)                                  33              50
   Master Asset-Backed Securities Trust,
      Ser 2006-AB1, Cl A1
         2.532%, 06/27/08 (D)                                 870             860
   Merrill Lynch Mortgage Investors,
      Ser 2003-HE1, Cl M2
         4.043%, 06/25/08 (D)                                  54              34
   Morgan Stanley ABS Capital I,
      Ser 2003-NC10, Cl M1
         3.413%, 06/27/08 (D)                                 621             524

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Morgan Stanley ABS Capital I,
      Ser 2005-HE6, Cl A2C
         2.713%, 06/25/08 (D)                       $       1,600   $       1,510
   New Century Home Equity Loan
      Trust, Ser 2005-A, Cl A2
         4.461%, 06/25/08 (H)                                 307             304
   Novastar Home Equity Loan,
      Ser 2007-1, Cl A2A1
         2.493%, 06/30/08 (D)                               2,426           2,308
   Option One Mortgage Loan Trust,
      Ser 2003-5, Cl M1
         3.043%, 06/25/08 (D)                                 166             131
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M11
         4.893%, 06/27/08 (B) (D)                             150               5
   Residential Asset Mortgage Products,
      Ser 2003-RS11, Cl MII1
         3.488%, 06/25/08 (D)                                  54              42
   Residential Asset Mortgage Products,
      Ser 2006-RZ1, Cl A1
         2.473%, 06/27/08 (D)                                 228             228
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2A
         2.492%, 06/25/08 (B) (D)                             537             528
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2B
         2.543%, 06/25/08 (B) (D)                           1,500           1,299
   Securitized Asset-Backed
      Receivables LLC Trust,
      Ser 2005-HE1, Cl A3C
         2.723%, 06/25/08 (D)                                 400             371
   Structured Asset Investment Loan
      Trust, Ser 2003-BC4, Cl M2
         5.393%, 06/25/08 (D)                                 223             185
   Structured Asset Investment Loan
      Trust, Ser 2005-1, Cl A4
         2.622%, 06/25/08 (B) (D)                              17              17
   Structured Asset Securities,
      Ser 2007-BC1, Cl A4
         2.523%, 06/25/08 (D)                               1,350             965
   Structured Asset Securities,
      Ser 2007-GEL2, Cl A1
         2.543%, 06/25/08 (B) (D)                           3,075           2,769
   Terwin Mortgage Trust, Ser 2006-5,
      Cl 1A2A
         2.473%, 06/26/08 (B) (D)                           1,302             943
   Terwin Mortgage Trust, Ser 2006-6,
      Cl 2A1
         4.500%, 06/25/36                                     267              19
                                                                    -------------
Total Asset-Backed Securities
   (Cost $26,008) ($ Thousands)                                            22,429
                                                                    -------------


     128 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.4% (C)
   FHLMC DN
         2.136%, 09/02/08                           $         100   $          99
         2.127%, 08/25/08 (F)                                 500             497
         2.131%, 10/14/08 (F)                               1,000             992
         2.106%, 06/27/08                                   2,775           2,771
         2.103%, 09/29/08 (F)                                 150             149
         2.102%, 11/03/08                                   6,649           6,586
         2.094%, 07/11/08 (F)                                 225             224
         2.081%, 06/23/08 (F)                                 300             300
         2.052%, 06/06/08 (F)                                 125             125
   FNMA DN
         2.102%, 11/05/08 (F)                                 850             842
         2.084%, 11/07/08                                     975             965
         2.081%, 09/24/08                                     225             223
                                                                    -------------
Total U.S. Government Agency Obligations
   (Cost $13,779) ($ Thousands)                                            13,773
                                                                    -------------
CORPORATE OBLIGATIONS -- 0.0% (B)

UNITED STATES -- 0.0%

   Discover Financial Services
         6.450%, 06/12/17                                     175             152
Shinsei Finance Cayman
         6.418%, 07/20/08 (A)(D)                              545             376
Washington Mutual Preferred
   Funding Delaware
         6.534%, 06/15/08(D)                                  600             348
                                                                    -------------
Total Corporate Obligations
   (Cost $1,319) ($ Thousands)                                                876
                                                                    -------------

                                                      Number of
                                                        Rights
                                                    -------------
RIGHTS -- 0.0%

DENMARK -- 0.0%

   Carlsberg, Expires 06/10/08*                                 7             146
                                                                    -------------
HONG KONG -- 0.0%

   Hongkong Chinese, Expires 06/23/08*                        109               4
                                                                    -------------
SOUTH KOREA -- 0.0%

   Hanwha Chemical, Expires 06/18/08*                          14              47
                                                                    -------------
SWITZERLAND -- 0.0%

   UBS AG, Expires 06/12/08*                                   68              90
                                                                    -------------
UNITED KINGDOM -- 0.0%

   Royal Bank of Scotland, Expires 06/06/08*                  561             311
                                                                    -------------
Total Rights
   (Cost $173) ($ Thousands)                                                  598
                                                                    -------------

                                                      Contracts/
                                                       Shares/
                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
PURCHASED OPTION -- 0.0%

UNITED STATES -- 0.0%

   July 2008 U.S. Ten Year Treasury
      Call, Expires 06/21/08
      Strike Price $95*                                        49   $         281
                                                                    -------------
Total Purchased Option
   (Cost $21) ($ Thousands)                                                   281
                                                                    -------------
EXCHANGE TRADED FUND -- 0.0%

UNITED STATES -- 0.0%

   iShares MSCI EAFE Index Fund*                              300              23
                                                                    -------------
Total Exchange Traded Fund
   (Cost $23) ($ Thousands)                                                    23
                                                                    -------------
EQUITY-LINKED WARRANTS -- 0.0%

HONG KONG -- 0.0%

   China Overseas Land,
      Expires 08/29/08*                                   127,500              27
   China State Construction
      International Holdings, Expires 2009*                 8,997               1
                                                                    -------------
Total Equity-Linked Warrants
   (Cost $0) ($ Thousands)                                                     28
                                                                    -------------
CONVERTIBLE BOND -- 0.0%

NETHERLANDS -- 0.0%

   ABN Amro Bank CV to 31.4465
         0.500%, 09/28/10                           $          64              98
                                                                    -------------
Total Convertible Bond
   (Cost $97) ($ Thousands)                                                    98
                                                                    -------------
U.S. TREASURY OBLIGATIONS -- 0.7%
   U.S. Treasury Bills (C) (F)
         0.732%, 06/19/08                                     450             450
         1.823%, 08/21/08                                  16,706          16,637
U.S. Treasury Inflationary
   Protection Security
         2.375%, 04/15/11 (A)                               4,407           4,634
         3.000%, 07/15/12                                   1,780           1,936
                                                                    -------------
Total U.S. Treasury Obligations
   (Cost $23,606) ($ Thousands)                                            23,657
                                                                    -------------


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 129

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
COMMERCIAL PAPER -- 2.3% (C)
   American Express Credit
         2.244%, 06/26/08                           $       3,500   $       3,495
   Goldman Sachs
         2.401%, 06/04/08                                   5,000           4,999
   HSBC Finance
         2.154%, 06/12/08                                   8,000           7,995
   JPMorgan Chase
         2.270%, 06/02/08                                   8,500           8,499
   Mitsubishi International
         2.184%, 06/11/08                                   6,850           6,846
   Mitsui & USA
         2.153%, 06/12/08                                   9,000           8,994
   NSTAR Electric
         2.052%, 06/05/08                                   4,000           3,999
   Prudential Funding LLC
         2.143%, 06/05/08                                  10,000           9,998
   Rabobank USA Financial
         2.370%, 06/02/08                                   7,000           7,000
   Sumitomo Life America
         2.484%, 06/18/08                                   5,700           5,693
   Toyota Motor Credit
         2.205%, 06/12/08                                   7,000           6,995
                                                                    -------------
Total Commercial Paper
   (Cost $74,513) ($ Thousands)                                            74,513
                                                                    -------------

                                                                     Market Value
Description                                             Shares      ($ Thousands)
-------------------------------------------------   -------------   -------------
AFFILIATED PARTNERSHIP -- 5.3%
   SEI Liquidity Fund, L.P.,
         2.810% (E)**+                                176,122,249   $     176,122
                                                                    -------------
Total Affiliated Partnership
   (Cost $176,122) ($ Thousands)                                          176,122
                                                                    -------------
CASH EQUIVALENT -- 4.8%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 2.460%**+                                 157,046,523         157,047
                                                                    -------------
Total Cash Equivalent
   (Cost $157,047) ($ Thousands)                                          157,047
                                                                    -------------
Total Investments -- 106.7%
   (Cost $3,258,840) ($ Thousands)                                  $   3,520,895
                                                                    =============

A summary of outstanding swap agreements held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financial Statements):

                               TOTAL RETURN SWAPS

                                                                                                                      NET
                                                                                                     NOTIONAL      UNREALIZED
                            REFERENCE                                                TERMINATION      AMOUNT     APPRECIATION
COUNTERPARTY           ENTITY/OBLIGATION       FUND PAYS          FUND RECEIVES          DATE      (THOUSANDS)   ($ THOUSANDS)
-------------------   -------------------   ---------------   --------------------   -----------   -----------   -------------
Bank of America       BAS AAA 10YR          Negative Spread   Initial Index Spread     07/31/08        22,000        $  369
                         CMBS Daily Index      Return            Minus 35 bp
Bank of America       BAS AAA 10YR          Negative Spread   Initial Index Spread     08/30/08        10,000           168
                         CMBS Daily Index      Return            Minus 25 bp
Bank of America       BAS AAA 10YR          Negative Spread   Initial Index Spread     08/30/08        15,000           251
                         CMBS Daily Index      Return            Minus 50 bp
Bank of America       BAS AAA 10YR          Negative Spread   Initial Index Spread     08/30/08        10,000           168
                         CMBS Daily Index      Return            Minus 75 bp
Bank of America       BAS AAA 10YR          Negative Spread   Initial Index Spread     10/01/08        15,000           251
                         CMBS Daily Index      Return            Plus 29 bp
Bank of America       BAS AAA 10YR          Negative Spread   Initial Index Spread     09/30/08        5,000            84
                         CMBS Daily Index      Return            Plus 25 bp
Bank of America       BAS AAA 10YR          Negative Spread   Initial Index Spread     09/30/08        13,000           218
                         CMBS Daily Index      Return            Plus 0 bp
Bank of America       BAS AAA 10YR          Negative Spread   Initial Index Spread     10/31/08        10,000           168
                         CMBS Daily Index      Return            Minus 10 bp
Barclays Bank PLC     BAS AAA 10YR          Negative Spread   Initial Index Spread     08/31/08        23,000           386
                         CMBS Daily Index      Return            Plus 0 bp
Goldman Sachs         BAS AAA 10YR          Negative Spread   Initial Index Spread     08/30/08        10,000           168
                         CMBS Daily Index      Return            Minus 50 bp
JPMorgan Chase Bank   BAS AAA 10YR          Negative Spread   Initial Index Spread     09/30/08        10,000           168
                         CMBS Daily Index      Return            Plus 50 bp
JPMorgan Chase Bank   BAS AAA 10YR          Negative Spread   Initial Index Spread     09/30/08        10,000           168
                         CMBS Daily Index      Return            Plus 0 bp
JPMorgan Chase Bank   BAS AAA 10YR          Negative Spread   Initial Index Spread     10/31/08        6,000            101
                         CMBS Daily Index      Return            Minus 70 bp
Wachovia              BAS AAA 10YR          Negative Spread   Initial Index Spread     07/31/08        15,000           251
                         CMBS Daily Index      Return            Minus 65 bp
Bear Stearns          MSCI Daily TR net     3 month LIBOR     Price Return             08/06/08        14,853           203
                         EAFE USD Market       minus 23 bp
                         Index
JPMorgan Chase Bank   MSCI Daily TR net     3 month LIBOR     Price Return             03/19/09        21,163         2,047
                         EAFE USD Market       minus 42 bp
                         Index
JPMorgan Chase Bank   MSCI Daily TR net     3 month LIBOR     Price Return             06/30/08        18,655         1,125
                         EAFE USD Market       minus 22 bp
                         Index
JPMorgan Chase Bank   MSCI Daily TR net     3 month LIBOR     Price Return             09/01/08        13,172           876
                         EAFE USD Market       minus 35 bp
                         Index
Goldman Sachs         MSCI Daily TR net     3 month LIBOR     Price Return             04/07/09        16,895         1,628
                         Japan USD Market      plus 10 bp
                         Index
JPMorgan Chase Bank   Swiss Market Index    3 month CHF       Price Return             01/21/09    CHF 13,412           151
                                               LIBOR plus
                                               47 bp
                                                                                                                     ------
                                                                                                                     $8,949
                                                                                                                     ======


     130 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                              CREDIT DEFAULT SWAPS

                                                                                                                      NET UNREALIZED
                                                                                                          NOTIONAL     APPRECIATION
                                                                  BUY/SELL      (PAYS)/     TERMINATION    AMOUNT     (DEPRECIATION)
COUNTERPARTY         REFERENCE ENTITY/OBLIGATION                 PROTECTION  RECEIVES RATE      DATE     (THOUSANDS)   ($ THOUSANDS)
------------         ------------------------------------------  ----------  -------------  -----------  -----------  --------------
Barclays Bank Plc    ABX.HE.AAA 06-1 Index                          Sell          0.18%      07/25/45      1,200.00       $   (3)
Barclays Bank Plc    ABX.HE.AAA 06-1 Index                          Sell          0.18       07/25/45      2,400.00           (8)
Credit Suisse        ABX.HE.AAA 06-1 Index                          Sell          0.18       07/25/45     13,500.00          310
Credit Suisse        ABX.HE.AAA 06-1 Index                          Sell          0.18       07/25/45      2,300.00          (15)
Bank of America      Alcan Inc., 4.875%, 09/15/2012                 Buy          (0.35)      12/20/13      1,000.00           (2)
Bank of America      Alcan Inc., 4.875%, 09/15/2012                 Buy          (0.32)      03/20/14        850.00           (1)
Bank of America      Autozone Inc., 5.875%, 10/15/2012              Buy          (0.44)      12/20/11      1,000.00            3
JPMorgan Chase Bank  Autozone Inc., 5.875%, 10/15/2012              Buy          (0.46)      12/20/11      1,000.00            3
Bank of America      Black & Decker Corp., 7.125%, 06/01/2011       Buy          (0.55)      12/20/11      1,000.00            8
JPMorgan Chase Bank  Black & Decker Corp., 7.125%, 06/01/2011       Buy          (0.55)      12/20/11      1,000.00            8
Goldman Sachs        Borgwarner Inc 6.5%, 02/15/2009                Buy          (0.66)      03/20/13      2,000.00          (18)
Goldman Sachs        Borgwarner Inc 6.5%, 02/15/2009                Buy          (0.80)      03/20/13      1,000.00          (15)
Bank of America      Campbell Soup Co., 4.875, 10/01/2013           Buy          (0.20)      06/20/14      1,600.00            8
JPMorgan Chase Bank  Carnival Corp., 6.65%, 01/15/2028              Buy          (0.22)      06/20/12        950.00           25
Goldman Sachs        CDX.NA.IG 9 Index                              Buy          (0.60)      12/20/12      4,200.00          (81)
Goldman Sachs        CDX.NA.IG 9 Index                              Buy          (0.60)      12/20/12      5,000.00            1
Goldman Sachs        CDX.NA.IG 9 Index                              Buy          (0.60)      12/20/12      8,500.00         (182)
JPMorgan Chase Bank  Centurytel Inc, 6.0% 04/01/2017                Buy          (1.10)      03/20/13      2,250.00          (10)
JPMorgan Chase Bank  CMBX.NA.A 2 Index                              Buy          (0.25)      03/15/49      1,000.00          (66)
Merrill Lynch        CMBX.NA.A 2 Index                              Buy          (0.25)      03/15/49      1,000.00          (65)
Goldman Sachs        CMBX.NA.A 3 Index                              Buy          (0.62)      12/13/49      1,000.00           83
Goldman Sachs        CMBX.NA.A 3 Index                              Buy          (0.62)      12/13/49      1,000.00           86
Goldman Sachs        CMBX.NA.A 3 Index                              Buy          (0.62)      12/13/49      2,000.00          (96)
JPMorgan Chase Bank  CMBX.NA.A 3 Index                              Buy          (0.62)      12/13/49      1,000.00           16
Goldman Sachs        CMBX.NA.BBB 2 Index                            Buy          (0.60)      03/14/49      5,000.00          (16)
Bank of America      Computer Science Corp 5.0% 02/15/13            Buy          (0.65)      06/20/13      2,250.00            1
Bank of America      Darden Restaurants Inc, 7.125%, 02/01/2016     Buy          (0.45)      12/20/11      1,000.00           29
Merrill Lynch        Donnelley (R.R.) & Sons, 4.95%, 04/01/2014     Buy          (0.69)      12/20/11      1,000.00            9
JPMorgan Chase Bank  Dow Chemical Inc., 6.00%, 10/01/2012           Buy          (0.26)      12/20/13      1,000.00           16
Merrill Lynch        Dow Chemical Inc., 6.00%, 10/01/2012           Buy          (0.25)      12/20/13      1,000.00           17
Bank of America      Gap Inc, 8.80%, 12/15/2008                     Buy          (1.18)      12/20/11      1,000.00          (18)
JPMorgan Chase Bank  Gap Inc, 8.80%, 12/15/2008                     Buy          (1.18)      12/20/11      1,000.00          (18)
JPMorgan Chase Bank  Hasbro Inc, 2.75%, 12/01/2021                  Buy          (0.39)      12/20/11      1,000.00            7
Bank of America      Johnson Controls Inc., 7.125%, 07/15/2017      Buy          (0.37)      12/20/13      1,000.00           22
Bank of America      Johnson Controls Inc., 7.125%, 07/15/2017      Buy          (0.39)      12/20/13      1,000.00           21
JPMorgan Chase Bank  Jones Apparel Group., 5.125%, 11/15/2014       Buy          (0.77)      12/20/11      1,000.00           64
Merrill Lynch        Kroger Co. 5.5%, 02/01/2013                    Buy          (0.64)      03/20/13      2,250.00           (5)
Bank of America      Lowes Companies Inc., 8.25%, 06/01/2010        Buy          (0.95)      03/20/13      1,500.00          (32)
Merrill Lynch        Lowes Companies Inc., 8.25%, 06/01/2010        Buy          (0.13)      12/20/11      1,000.00            9
Merrill Lynch        Lubrizol Corp., 7.25%, 06/15/2025              Buy          (0.45)      12/20/11      1,000.00            5
JPMorgan Chase Bank  Lubrizol Corp., 7.25%, 06/15/2035              Buy          (0.45)      12/20/11      1,000.00            5
Bank of America      Masco Corp., 5.875%, 07/15/2012                Buy          (0.73)      12/20/13      1,000.00           55
Merrill Lynch        MDC Holdings Inc., 5.50%, 05/15/2013           Buy          (0.90)      12/20/11      1,000.00           17
Bank of America      Meadwestavaco Corp., 6.85%, 04/01/2012         Buy          (0.48)      12/20/11      1,000.00           41
Bank of America      MGIC Investment Corp., 6.00%, 11/01/2015       Buy          (0.35)      12/20/13      1,000.00          154
JPMorgan Chase Bank  MGIC Investment Corp., 6.00%, 11/01/2015       Buy          (0.35)      12/20/13      1,000.00          154
JPMorgan Chase Bank  Nordstrom Inc., 6.95%, 03/15/2028              Buy          (0.28)      12/20/13      1,000.00           35
Merrill Lynch        Nordstrom Inc., 6.95%, 03/15/2028              Buy          (0.28)      12/20/13      1,000.00           35
Bank of America      Nucor Copr., 4.875%, 10/01/2012                Buy          (0.22)      12/20/11      1,000.00            3
JPMorgan Chase Bank  Nucor Copr., 4.875%, 10/01/2012                Buy          (0.22)      12/20/11      1,000.00            3
Bank of America      Pitney Bowes Inc., 4.625%, 10/01/2012          Buy          (0.14)      12/20/11      2,100.00           15
Bank of America      Pmi Group Inc., 6.00%, 09/15/2016              Buy          (0.35)      12/20/13      1,000.00          172
JPMorgan Chase Bank  Pmi Group Inc., 6.00%, 09/15/2016              Buy          (0.35)      12/20/13      1,000.00          172
JPMorgan Chase Bank  PPG Industries Inc., 7.05%, 08/15/2009         Buy          (0.20)      12/20/11      1,000.00           10
Bank of America      Radian Group Inc., 7.75%, 06/01/2011           Buy          (0.39)      12/20/13      1,000.00          240
JPMorgan Chase Bank  Radian Group Inc., 7.75%, 06/01/2011           Buy          (0.39)      12/20/13      1,000.00          214
Bank of America      Safeway Inc. 5.80%, 08/15/2012                 Buy          (0.59)      03/20/13      2,000.00           (2)
JPMorgan Chase Bank  Safeway Inc. 5.80%, 08/15/2012                 Buy          (0.64)      03/20/13      1,750.00           (6)
Bank of America      Southwest Airlines Co., 6.50%, 03/01/2012      Buy          (1.40)      06/20/13      1,250.00            8
JPMorgan Chase Bank  Southwest Airlines Co., 6.50%, 03/01/2012      Buy          (0.27)      12/20/11      1,000.00           33
Merrill Lynch        Southwest Airlines Co., 6.50%, 03/01/2012      Buy          (0.27)      12/20/11      1,000.00           33
Bank of America      The Limited Inc., 6.125%, 12/01/2012           Buy          (0.48)      12/20/11      1,000.00           47
Bank of America      TJX Companies Inc., 7.45%, 12/15/2009          Buy          (0.19)      12/20/11      1,000.00            5
JPMorgan Chase Bank  Washington Mutual Co., 5.25%, 09/15/2017       Buy          (0.32)      03/20/12      1,000.00          109
Bank of America      Weyerhaeuser Company, 6.75%, 03/15/2012        Buy          (0.45)      12/20/11        700.00           22
Merrill Lynch        Weyerhaeuser Company, 6.75%, 03/15/2012        Buy          (0.45)      03/20/12      1,000.00           34
JPMorgan Chase Bank  Whirlpool Corp., 7.75%, 07/15/2016             Buy          (0.34)      12/20/11      1,000.00           14
                                                                                                                          ------
                                                                                                                          $1,722
                                                                                                                          ======


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 131

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Concluded)
May 31, 2008

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financial Statements):

                                                        UNREALIZED
                            NUMBER OF                  APPRECIATION
                            CONTRACTS    EXPIRATION   (DEPRECIATION)
TYPE OF CONTRACT          LONG (SHORT)      DATE       ($ THOUSANDS)
----------------          ------------   ----------   --------------
10-Year Swap Future           (140)       Jun-2008       $   168
10-Year Swap Future           (111)       Sep-2008             2
90-Day Euro$                   137        Jun-2008           424
90-Day Euro$                    93        Sep-2008            (8)
90-Day Euro$                    10        Dec-2008           (21)
90-Day Euro$                   102        Mar-2009          (157)
90-Day Euro$                   217        Jun-2009            74
90-Day Euro$                   232        Sep-2009           (41)
90-Day Euro$                    80        Dec-2009          (191)
90-Day Euro$                   (24)       Mar-2010           (25)
90-Day Euro$                  (168)       Jun-2010          (274)
90-Day Euro$                   (30)       Sep-2010           (51)
90-Day Euro$                   (29)       Dec-2010           (44)
90-Day Euro$                   (20)       Mar-2011           (31)
90-Day Euro$                    13        Jun-2011            --
90-Day Euro$                    24        Sep-2011             7
90-Day Euro$                     1        Dec-2011            --
90-Day Euro$                     1        Mar-2012             1
90-Day Euro$                     5        Jun-2012             3
90-Day Euro$                    24        Sep-2012            20
Amsterdam Index                 69        Jun-2008           148
CAC40 10 Euro                  224        Jun-2008           243
Dax Index                       70        Jun-2008         2,225
DJ Euro Stoxx 50 Index       1,226        Jun-2008         5,696
FTSE 100 Index                 617        Jun-2008         5,555
Hang Seng Index                103        Jun-2008           160
IBEX Index                      38        Jun-2008          (385)
MSCI Sing Index                 73        Jun-2008           124
Nikkei 225 Index                28        Jun-2008           132
OMX Index                      578        Jun-2008          (118)
S&P/MIB Index                   35        Jun-2008           875
S&P/TSE 60 Index               241        Jun-2008         4,405
SPI 200 Index                  252        Jun-2008         2,904
Topix Index                    464        Jun-2008         6,484
U.S. 10-Year Note              (78)       Sep-2008            --
U.S. 2-Year Note                 3        Oct-2008            (2)
U.S. 5-Year Note              (211)       Sep-2008           155
U.S. Long Treasury Bond          8        Sep-2008            (3)
                                                         -------
                                                         $28,454
                                                         =======

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financials Statements):

                                                          UNREALIZED
                        CURRENCY          CURRENCY       APPRECIATION
MATURITY               TO DELIVER        TO RECEIVE     (DEPRECIATION)
DATE                  (THOUSANDS)       (THOUSANDS)      ($ THOUSANDS)
--------            ---------------   ---------------   -------------
6/20/08             CAD       6,772   USD       6,827      $    12
6/20/08             CHF      14,926   USD      14,254          (37)
6/20/08             HKD     424,315   USD      54,440           40
6/20/08             MXP     158,403   USD      15,198          (92)
6/20/08             NOK      15,572   USD       3,103           55
6/20/08             USD          98   ZAR         744           (1)
6/20/08             ZAR      62,704   USD       8,202           25
6/20/08-6/23/08     USD      20,608   CAD      20,431          (49)
6/20/08-6/23/08     USD      71,336   JPY   7,421,351         (960)
6/20/08-6/23/08     USD       2,540   NOK      12,886          (18)
6/20/08-6/23/08     USD      13,125   SGD      17,695         (138)
6/20/08-8/21/08     CHF      31,600   EUR      19,646          196
6/20/08-8/21/08     CHF      17,100   GBP       8,262         (100)
6/20/08-8/21/08     EUR      15,195   CHF      24,300         (287)
6/20/08-8/21/08     GBP       7,090   CHF      14,600           19
6/20/08-8/21/08     GBP       7,018   JPY   1,445,000          (87)
6/20/08-8/21/08     NZD       8,833   CHF       7,200           26
6/20/08-9/19/08     AUD       7,815   JPY     718,000         (567)
6/20/08-9/19/08     JPY   1,191,000   AUD      12,634          625
6/20/08-10/21/08    EUR      19,190   JPY   2,988,000       (1,303)
6/20/08-10/21/08    EUR       8,820   USD      13,676           23
6/20/08-10/21/08    GBP       4,783   USD       9,348          (21)
6/20/08-10/21/08    USD      94,436   EUR      60,825          (42)
6/20/08-11/21/08    CHF      10,200   NZD      12,366         (189)
6/20/08-11/21/08    JPY   4,313,000   EUR      27,328        1,276
6/20/08-11/21/08    JPY   2,281,000   GBP      11,058           26

                                                          UNREALIZED
                        CURRENCY          CURRENCY       APPRECIATION
MATURITY               TO DELIVER        TO RECEIVE     (DEPRECIATION)
DATE                  (THOUSANDS)       (THOUSANDS)      ($ THOUSANDS)
--------            ---------------   ---------------   -------------
6/20/08-11/21/08    USD      57,252   AUD      60,112      $  (131)
6/20/08-11/21/08    USD     133,877   GBP      68,602        1,394
6/23/08             AUD       4,453   GBP       2,159           26
6/23/08             EUR       4,892   SEK      45,610           (6)
6/23/08             GBP       1,082   AUD       2,245           (1)
6/23/08             SEK      32,040   EUR       3,450           25
6/23/08             SEK       7,319   USD       1,213           (5)
6/23/08             USD      12,939   CHF      13,650          131
6/23/08             USD       1,566   DKK       7,548            5
6/23/08             USD       3,085   HKD      24,036           (4)
6/23/08             USD         271   NZD         352            4
6/23/08             USD      22,566   SEK     134,251         (229)
10/21/08            AUD         988   USD         900          (23)
10/21/08            NOK       9,354   JPY     186,000          (33)
10/21/08-11/21/08   JPY     375,000   NOK      18,577            9
10/21/08-11/21/08   SGD       2,400   GBP         908            3
                                                           -------
                                                           $  (403)
                                                           =======

Percentages are based on a Net Assets of $3,301,120 ($ Thousands)

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of May 31, 2008.

+    Investment in Affiliated Security (see Note 3).

++   Real Estate Investment Trust

(A) This security or a partial position of this security is on loan at May 31, 2008. The total value of securities on loan at May 31, 2008 was $166,641 ($ Thousands).

(B) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(C) Zero coupon security. The rate reported is the effective yield at time of purchase.

(D) Variable Rate Security. The rate reported is the rate in effect as of May 31, 2008. The date reported is the next reset date.

(E) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2008 was $176,122 ($ Thousands).

(F) Security, or portion thereof, has been pledged as collateral on open future contracts.

(G) Security, or portion thereof, has been pledged as collateral on open swap contracts.

(H) Step Bonds -- The rate reflected is the effective yield on May 31, 2008. The coupon on a step bond changes on a specific date.

ABS -- Asset-Backed Security

ADR -- American Depositary Receipt

ARM -- Adjustable Rate Mortgage

AUD -- Australian Dollar

CAD -- Canadian Dollar

CHF -- Swiss Franc

Cl -- Class

CMO -- Collateralized Mortgage Obligation

DKK -- Danish Krone

EUR -- Euro

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GBP -- Bristish Pound Sterling

GDR -- Global Depositary Receipt

GNMA -- Government National Mortgage Association

HKD -- Hong Kong Dollar

IO -- Interest Only - face amount represents notional amount

JPY -- Japanese Yen

LLC -- Limited Liability Company

MXP -- Mexican Peso

NIM -- Net Interest Margin

NOK -- Norwegian Krone

NVDR -- Non-Voting Depositary Receipt

NZD -- New Zealand Dollar

SEK -- Swedish Krone

Ser -- Series

SGD -- Singapore Dollar

USD -- U.S. Dollar

ZAR -- South African Rand

STRIPS -- Separately Traded Registered Interest and Principal Securities

TBA -- To Be Announced

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


     132 SEI Institutional Investments Trust / Annual Report / May 31, 2008

Enhanced LIBOR Opportunities Fund
May 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)++:

                                  (BAR CHART)

Affiliated Partnership       32.4%
Loan Participations          23.2%
Morgage-Backed Securities    12.4%
Short-Term Investments        9.6%
Asset-Backed Securities       8.4%
Time Deposits                 6.5%
Financials                    4.6%
Consumer Discretionary        0.9%
Utilities                     0.6%
Health Care                   0.5%
Telecommunication Services    0.4%
Consumer Staples              0.3%
Industrials                   0.1%
Energy                        0.1%

++   Percentages based on total investments.

                                                     Shares/Face
                                                        Amount       Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
AFFILIATED PARTNERSHIP -- 32.0%*+

   SEI LIBOR Plus Portfolio, L.P.
      3.800%                                            8,435,094   $      78,279
                                                                    -------------
Total Affiliated Partnership
   (Cost $84,039) ($ Thousands)                                            78,279
                                                                    -------------
LOAN PARTICIPATIONS -- 22.9%

   Alpha Topco, 2nd Lien, Ser D
         8.218%, 06/30/14                           $       1,000             890
   Alpha Topco, Ser B1
         7.093%, 12/31/13                                     571             544
   Alpha Topco, Ser B2
         7.093%, 12/31/13                                     429             408
   Bosie Paper Holdings, 2nd Lien
         11.000%, 02/23/15                                  1,000             973
   Boston Generating LLC, 1st Lien
         4.946%, 12/20/13                                     770             719
   Boston Generating LLC, 1st Lien
      (Synthetic)
         2.571%, 12/20/13                                     221             206
   Brickman Group Holdings, Tranche B
         4.696%, 01/23/14                                     990             928
   Burlington Coat Factory Warehouse,
      Ser C
         4.900%, 05/28/13                                   1,000             844
   Caritor
         5.120%, 06/04/13                                     923             679
   Caritor (Synthetic)
         4.960%, 06/04/13                                      70              51
   CCS Medical
         5.930%, 09/30/12                                     972             830
   Cequel Communications, 1st Lien
         4.760%, 11/05/13                                     499             464
   Cequel Communications, 1st Lien,
      Ser B
         4.760%, 11/05/13                                     495             460

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Clarke American, Tranche B
         5.196%, 06/30/14                           $       1,985   $       1,663
   Colleyville Resources
         2.598%, 12/28/10                                     163             158
   Colleyville Resources, Tranche D
         5.450%, 12/28/13                                     528             511
   Crescent Resources, LLC
         5.451%, 09/07/12                                   1,000             693
   Delta Air Lines
         4.774%, 04/30/12                                     990             835
   Delta Air Lines, 2nd Lien
         6.149%, 04/30/14                                     993             717
   Dole Food, Ser B
         5.270%, 04/12/13                                     104              97
         2.580%, 04/12/13                                      47              44
   Dollar General, Tranche B-1
         5.650%, 07/07/14                                   1,000             924
   Dynea North, 1st Lien
         6.135%, 07/10/14                                     920             699
   Eddie Bauer, Ser B
         6.131%, 04/01/14                                   1,487           1,234
   First Data, Ser B-1
         0.000%, 09/24/14 (A)                               1,994           1,848
   Foamex LP, 1st Lien
         3.653%, 02/12/13                                     816             694
   Freescale
         4.578%, 12/15/14                                     995             897
   Ginn La Conduit Lender, 1st Lien,
      Tranche A
         2.596%, 06/08/11                                     315             227
   Ginn La Conduit Lender, 1st Lien,
      Tranche B
         6.193%, 06/08/11                                     676             487
   Graham Packaging, Ser B
         5.037%, 10/07/11                                     997             952
   Green Valley Ranch Gaming,
      2nd Lien
         0.000%, 08/16/14 (A)                               1,000             648
   HCA, Ser B
         4.946%, 11/18/13                                     997             939
   Helix Energy Solutions Group
         4.763%, 07/01/13                                     753             731
   Hub International
         5.196%, 06/13/14                                   1,014             916
         1.625%, 06/13/14 (B)                                  51               5
   Hub International, Delayed Draw
         5.196%, 06/13/14                                     177             160
   IAP Worldwide Services, 1st Lien
         9.000%, 12/30/12                                     990             805
   Idearc, Ser B
         0.000%, 11/17/14 (A)                               1,500           1,248
   Kepler Holdings
         8.250%, 06/30/09                                   1,000             940


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 133

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Knology
         6.950%, 06/30/12                           $         993   $         913
   Lake at Las Vegas Joint Venture
         15.460%, 06/20/12                                    988             259
         12.000%, 02/20/12                                    251             250
         0.000%, 06/20/12 (A)                               1,000             263
   Lake at Las Vegas Joint Venture
      (Synthetic)
         16.350%, 06/20/12                                    120              32
   Level 3 Financing
         4.884%, 03/01/14                                   1,500           1,380
   Lifecare Holding (Rainier Acquisition)
         6.950%, 08/11/12                                     992             857
   Metroflag, 2nd Lien
         11.451%, 06/19/08                                  1,500           1,155
   Movie Gallery, 1st Lien
         9.750%, 03/08/12                                     479             360
   Movie Gallery, 1st Lien (Synthetic)
         7.760%, 03/08/12                                      20              15
   Mylan Laboratories, Ser B
         6.027%, 10/02/14                                   1,995           1,965
   Nielsen Finance LLC, Ser B
         4.734%, 08/09/13                                   1,495           1,402
   Northwest Airlines
         4.520%, 08/21/13                                   1,000             788
   Orbitz Worldwide
         5.795%, 07/25/14                                     995             836
   Penton Media, 1st Lien
         5.149%, 02/01/13                                     490             398
   Pinnacle Foods Group
         6.759%, 04/02/14                                     993             927
   Realogy (Synthetic)
         2.553%, 10/10/13                                     117             100
   Realogy, Term B
         4.880%, 10/10/13                                     875             748
   Sabre
         4.885%, 09/30/14                                   1,458           1,242
   Serena Software
         4.680%, 03/10/13                                     928             839
   Sirva Worldwide, Ser B
         9.400%, 05/14/12                                     325             325
         6.370%, 12/01/10                                   1,000             413
   Solo Cup, Ser B1
         6.141%, 02/27/11                                     621             611
   Solvest (Dole), Ser C
         4.787%, 04/12/13                                     347             322
   Spectrum Brands
         2.678%, 03/03/13                                      63              60
   Spectrum Brands, Ser B II
         6.670%, 03/03/13                                   1,254           1,192
   Spirit Finance
         5.873%, 07/15/13                                   1,000             738


                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Totes Isotoner, 1st Lien
         8.059%, 01/31/13                           $         992   $         794
   TPF Generation Holdings, LLC
      (Synthetic Revolver)
         2.596%, 12/15/11                                      49              46
   TPF Generation Holdings, LLC,
      1st Lien
         4.696%, 12/15/13                                     782             743
   TPF Generation Holdings, LLC,
      1st Lien (Synthetic)
         2.596%, 12/15/13                                     156             148
   Travelport, LLC (Synthetic)
         4.946%, 08/23/13                                     167             135
   Travelport, LLC, Ser B
         5.113%, 08/23/13                                     833             759
   Tribune, Tranche B
         5.542%, 06/04/14                                     596             440
   Tribune, Tranche X
         5.478%, 06/04/09                                     373             355
   US Airways Group
         4.883%, 03/19/14                                     990             676
   Verint Systems
         5.873%, 05/27/14                                   1,877           1,689
   West, Ser B-2
         5.257%, 10/24/13                                   1,496           1,389
   Wide Open West Finance, 1st Lien
         5.672%, 06/30/14                                   1,000             860
   Wilmar Opco, LLC (Tropicana)
         9.000%, 01/03/12                                   1,000             966
   WM Bolthouse Farms, 1st Lien
         5.000%, 12/17/12                                   1,477           1,443
                                                                    -------------
Total Loan Participations
   (Cost $63,031) ($ Thousands)                                            55,901
                                                                    -------------
MORTGAGE-BACKED SECURITIES -- 12.2%

AGENCY MORTGAGE-BACKED OBLIGATIONS -- 3.7%

   FHLMC CMO STRIPS, Ser 245,
      Cl IO, IO
         5.000%, 05/15/37                                     379              99
   FNMA
         6.000%, 11/01/08 to 10/01/26                       6,942           7,099
   FNMA TBA
         6.000%, 04/01/27                                     589             600
         5.500%, 10/01/20 to 03/01/22                       1,221           1,236
                                                                    -------------
                                                                            9,034
                                                                    -------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 8.5%

   American Tower Trust, Ser 2007-1A,
      Cl D
         5.957%, 04/15/37 (C)                                 250             222


     134 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Banc of America Funding,
      Ser 2005-F, Cl 4A1
         5.346%, 07/20/08 (D)                       $         525   $         468
   Banc of America Funding,
      Ser 2006-D, Cl 3A1
         5.569%, 06/01/08 (D)                                 457             443
   Banc of America Large Loan,
      Ser 2007-BMB1, Cl A1
         3.024%, 06/15/08 (C) (D)                             197             185
   Banc of America Mortgage Securities,
      Ser 2004-F, Cl 2A5
         4.145%, 07/25/08 (D)                                 350             348
   Banc of America Mortgage Securities,
      Ser 2005-A, Cl 2A1
         4.452%, 07/25/08 (D)                                 295             277
   Bear Stearns Adjustable Rate
      Mortgage Trust, Ser 2005-6,
      Cl 3A1
         5.262%, 06/01/08 (D)                                 382             362
   Bear Stearns Adjustable Rate
      Mortgage Trust, Ser 2005-9, Cl A1
         4.625%, 06/01/08 (D)                                 512             490
   Bear Stearns Adjustable Rate
      Mortgage Trust, Ser 2006-1, Cl A1
         4.625%, 06/01/08 (D)                                 483             461
   Bear Stearns Commercial Mortgage
      Securities, Ser 2001-TOP2, Cl A2
         6.480%, 02/15/35                                     500             519
   Citigroup Commercial Mortgage Trust,
      Ser 2007-FL3A, Cl J
         3.464%, 06/16/08 (C) (D)                             155              91
   Citigroup Mortgage Loan Trust,
      Ser 2006-AR1, Cl 1A1
         4.900%, 07/25/08 (D)                                 496             480
   Countrywide Alternative Loan Trust,
      Ser 2007-HY5R, Cl 2A1A
         5.544%, 06/01/08 (D)                                 728             645
   Countrywide Home Loan Mortgage
      Pass-Through Trust,
      Ser 2005-HY10, Cl 3A1A
         5.373%, 06/01/08 (D)                                 496             404
   Credit Suisse First Boston Mortgage
      Securities, Ser 2000-C1, Cl A2
         7.545%, 04/15/62                                     463             479
   Crown Castle Towers LLC,
      Ser 2006-1A, Cl E
         6.065%, 11/15/36 (C)                                 380             342
   Crusade Global Trust, Ser 2007-1,
      Cl A1
         2.878%, 07/21/08 (D)                                 267             257
   Diversified REIT Trust, Ser 1999-1A,
      Cl A2
         6.780%, 03/18/11 (C)                                  47              47

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   First Horizon Alternative Mortgage
      Trust, Ser 2005-AA3, Cl 3A1
         5.351%, 06/01/08 (D)                       $         278   $         252
   First Horizon Mortgage Pass-Through
      Certificate, Ser 2005-AR4, Cl 2A1
         5.328%, 07/25/08 (D)                                 242             232
   First Union-Chase Commercial
      Mortgage, Ser 1999-C2, Cl A2
         6.645%, 06/15/31                                     194             196
   GMAC Mortgage Loan Trust,
      Ser 2006-AR1, Cl 1A1
         5.589%, 06/01/08 (D)                                 491             478
   Granite Master Issuer, Ser 2006-1A,
      Cl A5
         2.765%, 07/20/08 (C) (D)                             188             173
   GS Mortgage Securities,
      Ser 2007-EOP, Cl K
         3.774%, 06/06/08 (C) (D)                              75              66
   GSR Mortgage Loan Trust,
      Ser 2006-AR1, Cl 2A2
         5.180%, 07/25/08 (D)                                 367             359
   GSR Mortgage Loan Trust,
      Ser 2006-AR2, Cl 3A1
         5.747%, 07/25/08 (D)                                  69              67
   GSR Mortgage Loan Trust,
      Ser 2007-AR2, Cl 1A1
         5.786%, 07/25/08 (D)                                 508             484
   Harborview Mortgage Loan Trust,
      Ser 2005-14, Cl 3A1A
         5.296%, 07/19/08 (D)                                 347             341
   Holmes Master Issuer PLC,
      Ser 2007-2A, Cl 1C
         2.943%, 07/15/08 (D)                                  82              78
   JPMorgan Mortgage Trust,
      Ser 2007-A3, Cl 1A1
         5.473%, 06/01/08 (D)                                 452             431
   JPMorgan Mortgage Trust,
      Ser 2007-A4, Cl 1A1
         5.473%, 07/25/08 (D)                                 447             425
   Master Adjustable Rate Mortgages
      Trust, Ser 2005-6, Cl 5A1
         5.040%, 07/25/08 (D)                                 501             489
   Merrill Lynch Mortgage-Backed
      Securities Trust, Ser 2007-2,
      Cl 1A1
         5.800%, 07/25/08 (D)                                 514             502
   Merrill Lynch Mortgage Investors,
      Ser 2005-A1, Cl 2A1
         4.514%, 07/25/08 (D)                                 491             479
   Merrill Lynch Mortgage Investors,
      Ser 2005-A9, Cl 2A1E
         5.137%, 07/25/08 (D)                                 427             419


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 135

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Merrill Lynch Mortgage Investors,
      Ser 2005-A9, Cl 2A1A
         5.137%, 06/01/08 (D)                       $         560   $         552
   MLCC Mortgage Investors,
      Ser 2006-1, Cl 2A1
         5.381%, 06/01/08 (D)                                 271             262
   Morgan Stanley Capital I,
      Ser 2007-XLFA, Cl C
         2.675%, 06/15/08 (C) (D)                             240             208
   MortgageIT Trust, Ser 2005-1, Cl 2A
         4.250%, 07/25/08 (D)                                 496             472
   MortgageIT Trust, Ser 2005-4, Cl A1
         2.672%, 06/25/08 (D)                                 489             365
   Residential Funding Mortgage
      Securities, Ser 2005-SA5, Cl 2A
         5.332%, 06/01/08 (D)                                 181             177
   Residential Funding Mortgage
      Securities, Ser 2006-SA1, Cl 1A1
         5.676%, 07/25/08 (D)                                 156             152
   Residential Funding Mortgage
      Securities, Ser 2007-SA2, Cl 2A2
         5.668%, 06/01/08 (D)                                 346             330
   Residential Funding Mortgage
      Securities, Ser 2007-SA3, Cl 2A1
         5.776%, 06/01/08 (D)                                 453             429
   Sequoia Mortgage Trust, Ser 2007-2,
      Cl 2AA1
         5.804%, 06/01/08 (D)                                 247             237
   Thornburg Mortgage Securities Trust,
      Ser 2005-1, Cl A3
         4.764%, 07/25/08 (D)                                 304             291
   Washington Mutual Mortgage
      Pass-Through Certificate,
      Ser 2004-AR5, Cl A6
         3.841%, 06/01/08 (D)                                 600             602
   Washington Mutual Mortgage
      Pass-Through Certificate,
      Ser 2005-AR14, Cl 1A4
         5.056%, 07/25/08 (D)                                 482             472
   Washington Mutual Mortgage
      Pass-Through Certificate,
      Ser 2005-AR3, Cl A2
         4.637%, 06/01/08 (D)                                 437             414
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2004-EE,
      Cl 2A2
         3.988%, 06/01/08 (D)                                 414             407
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2004-Z,
      Cl 2A1
         4.571%, 06/01/08 (D)                                 511             471


                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2005-AR16,
      Cl 6A3
         5.000%, 06/01/08 (D)                       $         174  $          169
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2005-AR16,
      Cl 3A2
         4.995%, 06/01/08 (D)                                 131             124
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2005-AR4,
      Cl 2A2
         4.524%, 06/01/08 (D)                                 496             471
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2006-AR10,
      Cl 2A1
         5.650%, 06/01/08 (D)                                 593             575
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2006-AR13,
      Cl A2
         5.760%, 07/25/08 (D)                                 480             468
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2006-AR2,
      Cl 2A3
         5.109%, 07/25/08 (D)                                 179             172
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2006-AR5,
      Cl 2A1
         5.537%, 06/01/08 (D)                                 412             401
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2006-AR6,
      Cl 3A1
         5.094%, 06/01/08 (D)                                 389             375
   Wells Fargo Mortgage-Backed
      Securities Trust, Ser 2006-AR8,
      Cl 2A1
         5.241%, 06/01/08 (D)                                 306             294
                                                                    -------------
                                                                           20,881
                                                                    -------------
Total Mortgage-Backed Securities
   (Cost $30,808) ($ Thousands)                                            29,915
                                                                    -------------

ASSET-BACKED SECURITIES -- 8.3%

AUTOMOTIVE -- 3.4%

   Aesop Funding II LLC, Ser 2003-3A,
      Cl A3
         3.720%, 07/20/09 (C)                                 110             110
   AmeriCredit Automobile Receivables
      Trust, Ser 2006-1, Cl A3
         5.110%, 10/06/10                                     100             100
   AmeriCredit Automobile Receivables
      Trust, Ser 2006-1, Cl B
         5.200%, 03/06/11                                     195             193


     136 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   AmeriCredit Automobile Receivables
      Trust, Ser 2007-AX, Cl A4
         2.764%, 07/07/08 (D)                       $         285   $         251
   AmeriCredit Automobile Receivables
      Trust, Ser 2007-BF, Cl A3A
         5.160%, 04/06/12                                     300             298
   AmeriCredit Automobile Receivables
      Trust, Ser 2007-CM, Cl A4A
         5.550%, 04/07/14                                     500             452
   Americredit Prime Automobile
      Receivable, Ser 2007-2M, Cl A3
         5.220%, 06/08/12                                     485             475
   Capital Auto Receivables Asset Trust,
      Ser 2007-1, Cl B
         5.150%, 09/17/12                                     230             217
   Capital Auto Receivables Asset Trust,
      Ser 2007-3, Cl A3A
         5.020%, 09/15/11                                     200             202
   Capital One Auto Finance Trust,
      Ser 2005-C, Cl A4A
         4.710%, 06/15/12                                     115             109
   Capital One Auto Finance Trust,
      Ser 2007-C, Cl A3A
         5.130%, 04/16/12                                     490             459
   Capital One Prime Auto Receivables
      Trust, Ser 2007-2, Cl A3
         4.890%, 01/17/12                                     500             501
   Carmax Auto Owner Trust,
      Ser 2007-1, Cl C
         5.530%, 07/15/13                                      50              47
   Carmax Auto Owner Trust,
      Ser 2008-1, Cl A4B
         4.421%, 06/16/08 (D)                                 485             477
   Chase Manhattan Auto Owner Trust,
      Ser 2005-A, Cl A4
         3.980%, 04/15/11                                     500             500
   Ford Credit Auto Owner Trust,
      Ser 2006-A, Cl C
         5.480%, 09/15/11                                     250             251
   Ford Credit Auto Owner Trust,
      Ser 2007-B, Cl A3A
         5.150%, 11/15/11                                     230             232
   GE Dealer Floorplan Master Note
      Trust, Ser 2006-2, Cl C
         2.909%, 06/20/08 (D)                                 120              99
   Harley-Davidson Motorcycle Trust,
      Ser 2005-2, Cl A2
         4.070%, 02/15/12                                     583             583
   Harley-Davidson Motorcycle Trust,
      Ser 2007-1, Cl C
         5.540%, 04/15/15                                     105              99
   Honda Auto Receivables Owner
      Trust, Ser 2004-3, Cl A4
         3.280%, 02/18/10                                     111             111

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Honda Auto Receivables Owner
      Trust, Ser 2005-1, Cl A4
         3.820%, 05/21/10                           $         177   $         178
   Hyundai Auto Receivables Trust,
      Ser 2007-A, Cl A3B
         2.914%, 06/16/08 (D)                                 140             139
   Merrill Auto Trust Securitization,
      Ser 2007-1, Cl C
         5.960%, 12/15/13                                     365             335
   Nissan Auto Receivables Owner
      Trust, Ser 2006-A, Cl A4
         4.770%, 07/15/11                                     350             352
   Nissan Auto Receivables Owner
      Trust, Ser 2007-B, Cl A3
         5.030%, 05/16/11                                     135             136
   Santander Drive Auto Receivables
      Trust, Ser 2007-1, Cl A2
         5.200%, 12/15/10                                     141             140
   Superior Wholesale Inventory
      Financing Trust, Ser 2007-AE1,
      Cl C
         3.114%, 06/13/08 (D)                                  45              40
   Superior Wholesale Inventory
      Financing Trust, Ser 2007-AE1,
      Cl B
         2.814%, 06/15/08 (D)                                  25              23
   Swift Master Auto Receivables Trust,
      Ser 2007-2, Cl A
         3.164%, 06/16/08 (D)                                 430             412
   USAA Auto Owner Trust, Ser 2007-1,
      Cl A3
         5.430%, 10/17/11                                     260             264
   USAA Auto Owner Trust, Ser 2007-2,
      Cl A3
         4.900%, 02/15/12                                     245             247
   Volkswagen Auto Lease Trust,
      Ser 2006-A, Cl A3
         5.500%, 09/21/09                                     175             176
                                                                    -------------
                                                                            8,208
                                                                    -------------
CREDIT CARDS -- 3.0%

   Advanta Business Card Master Trust,
      Ser 2005-C1, Cl C
         2.989%, 06/20/08 (D)                                 400             395
   Advanta Business Card Master Trust,
      Ser 2007-B1, Cl B
         2.729%, 06/20/08 (D)                                 400             285
   American Express Credit Account
      Master Trust, Ser 2007-2, Cl B
         2.694%, 06/16/08 (D)                                 145             124
   Bank of America Credit Card Trust,
      Ser 2007-B5, Cl B5
         3.114%, 06/16/08 (D)                                 470             459


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 137

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Capital One Multi-Asset Execution
      Trust, Ser 2004-C4, Cl A14
         3.164%, 06/02/08 (D)                       $         650   $         621
   Capital One Multi-Asset Execution
      Trust, Ser 2005-C1, Cl C1
         2.914%, 06/16/08 (D)                                 350             312
   Capital One Multi-Asset Execution
      Trust, Ser 2007-C2, Cl C2
         2.814%, 06/15/08 (D)                                 400             338
   Chase Issuance Trust, Ser 2005-C2,
      Cl C2
         2.954%, 06/16/08 (D)                                 400             353
   Chase Issuance Trust, Ser 2007-A14,
      Cl A14
         2.764%, 06/16/08 (D)                                 650             647
   Chase Issuance Trust, Ser 2007-A15,
      Cl A
         4.960%, 09/17/12                                     500             507
   Citibank Credit Card Issuance Trust,
      Ser 2007-B5, Cl B5
         3.318%, 07/07/08 (D)                                 500             458
   Citibank Credit Card Issuance Trust,
      Ser 2007-B6, Cl B6
         5.000%, 11/08/12                                     340             332
   Citibank Credit Card Issuance Trust,
      Ser 2008-A3, Cl A3
         3.377%, 06/18/08 (D)                                 400             401
   First National Master Note Trust,
      Ser 2007-1, Cl B
         2.714%, 06/16/08 (D)                                 320             306
   First USA Credit Card Master Trust,
      Ser 1998-2, Cl C
         6.800%, 02/18/11 (C)                                 550             550
   GE Capital Credit Card Master Note
      Trust, Ser 2007-3, Cl C
         2.814%, 06/16/08 (D)                                 500             453
   MBNA Credit Card Master Note Trust,
      Ser 2006-A1, Cl A1
         4.900%, 07/15/11                                     400             404
   Washington Mutual Master Note
      Trust, Ser 2006-C3A, Cl C3A
         2.894%, 06/10/08 (C) (D)                             535             486
                                                                    -------------
                                                                            7,431
                                                                    -------------
MORTGAGE RELATED SECURITIES -- 1.0%

   First Franklin Mortgage Loan Asset,
      Ser 2006-FF18, Cl A2B
         2.503%, 06/25/08 (D)                                 275             218
   First Franklin Mortgage Loan Asset,
      Ser 2007-FF1, Cl M2
         2.653%, 06/25/08 (D)                                 285              63

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Morgan Stanley Capital I,
      Ser 2007-HE2, Cl M2
         2.653%, 06/25/08 (D)                       $         150   $          32
   Morgan Stanley Home Equity Loans,
      Ser 2005-3, Cl M1
         2.842%, 06/25/08 (D)                                 350             293
   Morgan Stanley Home Equity Loans,
      Ser 2005-4, Cl M1
         2.802%, 06/25/08 (D)                                 370             295
   Option One Mortgage Loan Trust,
      Ser 2005-3, Cl M1
         2.863%, 06/25/08 (D)                                 330             286
   Option One Mortgage Loan Trust,
      Ser 2005-5, Cl M1
         2.783%, 06/25/08 (D)                                 470             397
   Option One Mortgage Loan Trust,
      Ser 2007-FXD2, Cl 2A1
         5.900%, 03/25/37 (E)                                 262             257
   Option One Mortgage Loan Trust,
      Ser 2007-HL1, Cl 2A1
         2.513%, 06/25/08 (D)                                 233             216
   Residential Asset Securities,
      Ser 2005-KS12, Cl M1
         2.833%, 06/25/08 (D)                                 375             315
   Securitized Asset-Backed
      Receivables LLC, Ser 2007-NC2,
      Cl M2
         2.653%, 06/25/08 (D)                                 145              25
                                                                    -------------
                                                                            2,397
                                                                    -------------
OTHER ASSET-BACKED SECURITIES -- 0.9%

   ACAS Business Loan Trust,
      Ser 2006-1A, Cl A
         2.868%, 08/27/08 (C) (D)                             450             424
   ACAS Business Loan Trust,
      Ser 2007-1A, Cl C
         3.570%, 08/18/08 (C) (D)                             427             357
   CIT Equipment Collateral,
      Ser 2006-VT1, Cl B
         5.230%, 02/20/13                                      80              81
   Dominos Pizza Master Issuer LLC,
      Ser 2007-1, Cl A2
         5.261%, 04/25/37 (C)                                 400             339
   John Deere Owner Trust,
      Ser 2007-A, Cl A2
         5.210%, 10/15/09                                      --              --
   Lambda Finance, Ser 2005-1A, Cl A3
         2.906%, 08/15/08 (C) (D)                             400             386
   Peco Energy Transition Trust,
      Ser 2000-A, Cl A3
         7.625%, 03/01/10                                     278             286


     138 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Sierra Receivables Funding,
      Ser 2007-2A, Cl A2
         3.479%, 06/01/08 (C) (D)                   $         358   $         319
                                                                    -------------
                                                                            2,192
                                                                    -------------
Total Asset-Backed Securities
   (Cost $21,971) ($ Thousands)                                            20,228
                                                                    -------------

CORPORATE OBLIGATIONS -- 7.3%

CONSUMER DISCRETIONARY -- 0.9%

   CBS
         7.700%, 07/30/10                                     250             262
   COX Communications
         4.625%, 01/15/10                                     300             298
   Daimler Finance NA LLC
         7.200%, 09/01/09                                     300             310
   Macy's Retail Holdings
         6.300%, 04/01/09                                     300             299
         5.350%, 03/15/12                                     225             212
   President and Fellows of Harvard
      College
         3.700%, 04/01/13                                     265             262
   Time Warner Cable
         5.400%, 07/02/12                                     500             493
                                                                    -------------
                                                                            2,136
                                                                    -------------
CONSUMER STAPLES -- 0.3%

   General Mills
         3.038%, 07/22/08 (D)                                 400             393
   Miller Brewing
         4.250%, 08/15/08 (C)                                 300             300
                                                                    -------------
                                                                              693
                                                                    -------------
ENERGY -- 0.1%

   Canadian Natural Resources
         5.700%, 05/15/17                                     150             148
                                                                    -------------
FINANCIALS -- 4.4%

   Ameriprise Financial
         5.350%, 11/15/10                                     300             301
   Banco Santander Chile
         3.022%, 06/09/08 (C) (D)                             450             437
   Capital One Financial MTN
         5.700%, 09/15/11                                     300             290
   Capmark Financial Group
         3.366%, 08/11/08 (D)                                 500             423
   CIT Group
         3.375%, 04/01/09                                     300             280
   Citigroup
         2.942%, 06/11/08 (D)                                 300             268

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Comerica Bank
         2.543%, 06/19/08 (D)                       $         275   $         266
   Everest Reinsurance Holdings
         8.750%, 03/15/10                                     295             315
         6.600%, 11/15/08 (D)                                 450             329
   General Electric Capital
         2.997%, 07/28/08 (D)                                 275             272
   Genworth Global Funding Trusts MTN
         5.200%, 10/08/10                                     400             400
   Goldman Sachs Capital III
         3.846%, 09/02/08 (D)                                 500             352
   Goldman Sachs Group
         2.964%, 08/06/08 (D)                                 500             487
   Hartford Financial Services Group
         7.900%, 06/15/10                                     250             263
   IBM International Group Capital LLC
         3.252%, 07/29/08 (D)                                 330             331
   International Lease Finance, Ser P
      MTN
         3.113%, 07/15/08 (D)                                 500             483
   JPMorgan Chase Capital XXI, Ser U
         3.800%, 08/02/08 (D)                                 550             423
   Lehman Brothers Holdings,
      Ser G MTN
         2.966%, 08/11/08 (D)                                 500             482
   Liberty Property L.P.
         7.250%, 03/15/11++                                   300             309
   MassMutual Global Funding II
         2.550%, 07/15/08 (C)                                 325             325
   MBIA Insurance
         14.000%, 07/15/08 (C) (D)                            200             176
   Monumental Global Funding
         2.913%, 07/15/08 (C) (D)                             450             399
   Morgan Stanley, Ser G
         3.010%, 07/09/08 (D)                                 400             366
   Prudential Financial MTN
         5.100%, 12/14/11                                     300             298
   Reinsurance Group of America
         5.625%, 03/15/17                                     300             255
   RSHB Capital
         6.299%, 05/15/17 (C)                                 205             192
   State Street
         2.999%, 07/30/08 (D)                                 285             283
   Textron Financial MTN
         4.600%, 05/03/10                                     350             353
   Unitrin
         6.000%, 05/15/17                                     260             233
         4.875%, 11/01/10                                     300             283
   VTB 24 Capital PLC, Ser E MTN
         3.820%, 09/09/08 (D)                                 200             194
   Wachovia
         2.920%, 06/15/08 (D)                                 425             409
   Western Union
         5.400%, 11/17/11                                     300             297


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 139

SCHEDULE OF INVESTMENTS

Enhanced LIBOR Opportunities Fund (Concluded)
May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Willis North America
         5.125%, 07/15/10                           $         300   $         297
                                                                    -------------
                                                                           11,071
                                                                    -------------
HEALTH CARE -- 0.5%

   AstraZeneca
         3.239%, 06/11/08 (D)                                 600             599
   UnitedHealth Group
         4.070%, 08/07/08 (D)                                 250             250
   Wyeth
         6.700%, 03/15/11                                     250             265
                                                                    -------------
                                                                            1,114
                                                                    -------------
INDUSTRIALS -- 0.1%

   Continental Airlines, Ser 061G
         3.032%, 09/02/08 (D)                                 300             256
                                                                    -------------
TELECOMMUNICATION SERVICES -- 0.4%

   Corning
         6.050%, 06/15/15                                     300             291
   Telecom Italia Capital
         3.344%, 07/18/08 (D)                                 300             286
   Vodafone Group PLC
         2.918%, 08/27/08 (D)                                 300             284
                                                                    -------------
                                                                              861
                                                                    -------------
UTILITIES -- 0.6%

   Dominion Resources, Ser B
         2.858%, 08/14/08 (D)                                 450            448
   KeySpan
         7.625%, 11/15/10                                     300            321
   Ohio Power
         2.908%, 07/07/08 (D)                                 270            262
   PSEG Power LLC
         3.750%, 04/01/09                                     300            299
   Southern, Ser A
         5.300%, 01/15/12                                     175            178
                                                                    -------------
                                                                            1,508
                                                                    -------------
   Total Corporate Obligations
      (Cost $18,748) ($ Thousands)                                         17,787
                                                                    -------------
EURODOLLAR -- 0.1%

FINANCIALS -- 0.1%

   RSHB Capital
         7.175%, 05/16/13                                      40              41
   UBS Luxembourg
         7.429%, 08/11/08 (D)                                 130             130
                                                                    -------------
                                                                              171
                                                                    -------------

                                                     Face Amount
                                                    ($ Thousands)    Market Value
Description                                            /Shares      ($ Thousands)
-------------------------------------------------   -------------   -------------
SOVEREIGN -- 0.0%

   Republic of Trinidad & Tobago
         9.875%, 10/01/09                           $         150   $         161
                                                                    -------------
   Total EuroDollar
      (Cost $333) ($ Thousands)                                               332
                                                                    -------------
TIME DEPOSITS -- 6.4%
   Barclays Bank London
         2.460%, 06/11/08                                   2,081           2,081
   Lloyds TSB London
         2.650%, 06/30/08                                   3,590           3,590
   Royal Bank of Canada
         2.300%, 07/31/08                                   4,050           4,050
   Royal Bank of Scotland
         2.690%, 06/11/08                                   2,636           2,636
   UBS London
         2.500%, 07/10/08                                   3,301           3,301
                                                                    -------------
   Total Time Deposits
      (Cost $15,658) ($ Thousands)                                         15,658
                                                                    -------------
CASH EQUIVALENT -- 8.8%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 2.460%*+                                   21,411,313          21,411
                                                                    -------------
   Total Cash Equivalent
      (Cost $21,411) ($ Thousands)                                         21,411
                                                                    -------------
REPURCHASE AGREEMENT (F) -- 0.7%
   BNP Paribas
      2.320%, dated 05/30/08,
      to be repurchased on 06/02/08,
      repurchase price $1,700,329
      (collateralized by a FNMA
      obligation, par value $1,740,322,
      5.50%, 05/01/38 with total
      market value $1,734,000)                              1,700           1,700
                                                                    -------------
   Total Repurchase Agreement
      (Cost $1,700) ($ Thousands)                                           1,700
                                                                    -------------
   Total Investments -- 98.7%
      (Cost $257,699) ($ Thousands)                                 $     241,211
                                                                    =============


     140 SEI Institutional Investments Trust / Annual Report / May 31, 2008

A summary of outstanding swap agreements held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financial Statements):

                                     INTEREEST RATE SWAPS
----------------------------------------------------------------------------------------------
                                                                                NET UNREALIZED
                                                               NOTIONAL AMOUNT   APPRECIATION
COUNTERPARTY    FUND PAYS   FUND RECEIVES   TERMINATION DATE     (THOUSANDS)     ($ THOUSANDS)
-------------   ---------   -------------   ----------------   ---------------  --------------
Goldman Sachs     3.23%     3-month LIBOR       05/07/10           10,250            $29
Goldman Sachs     3.85%     3-month LIBOR       05/01/13            4,100             56
                                                                                     ---
                                                                                     $85
                                                                                     ===

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financial Statements):


                                                  UNREALIZED
                      NUMBER OF                  APPRECIATION
      TYPE OF         CONTRACTS    EXPIRATION   (DEPRECIATION)
     CONTRACT       LONG (SHORT)      DATE       ($ THOUSANDS)
-----------------   ------------   ----------   --------------
U.S. 10-Year Note       (49)        Sep-2008                3
U.S. 5-Year Note          1         Sep-2008               --
U.S. 2-Year Note         (3)        Oct-2008               (1)
                                                          ---
                                                          $ 2
                                                          ===

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financials Statements):

                                                          UNREALIZED
                        CURRENCY          CURRENCY       APPRECIATION
    MATURITY           TO DELIVER        TO RECEIVE     (DEPRECIATION)
     DATE             (THOUSANDS)       (THOUSANDS)      ($ THOUSANDS)
-----------------   ---------------   ---------------   --------------
6/11/08             CHF       1,400   USD       1,222           $(118)
6/11/08             JPY     276,000   USD       2,513            (103)
6/11/08             USD       1,253   CHF       1,400              87
6/11/08             USD       2,559   JPY     276,000              57
6/11/08-8/12/08     CHF       3,000   GBP       1,357            (201)
6/11/08-8/12/08     GBP       1,376   CHF       3,000             165
6/11/08-9/10/08     AUD       8,311   JPY     764,000            (614)
6/11/08-9/10/08     GBP       5,044   JPY   1,030,000            (112)
6/11/08-9/10/08     JPY   1,040,000   AUD      11,018             551
6/11/08-11/12/08    CHF       6,600   NZD       7,960            (162)
6/11/08-11/12/08    JPY   1,539,000   GBP       7,486              40
6/11/08-11/12/08    NZD       6,839   CHF       5,600              59
6/12/08             AUD       2,703   GBP       1,313              20
6/12/08             EUR       2,864   SEK      26,690              (5)
6/12/08             GBP         881   AUD       1,825              (2)
6/12/08             SEK      18,290   EUR       1,971              16
7/10/08-8/12/08     CHF       6,800   EUR       4,215              19
7/10/08-8/12/08     EUR       2,624   CHF       4,200             (43)
7/10/08-11/12/08    EUR       7,408   JPY   1,154,000            (465)
7/10/08-11/12/08    JPY   1,804,000   EUR      11,477             565
9/10/08             NZD       3,274   USD       2,500             (19)
9/10/08             USD       2,500   NZD       3,225             (19)
9/10/08-10/10/08    EUR       1,545   USD       2,400              16
9/10/08-11/13/08    GBP       3,597   USD       7,000             (35)
9/10/08-11/13/08    USD       4,800   EUR       3,102             (12)
9/10/08-11/13/08    USD       9,200   GBP       4,700             (12)
10/10/08            NOK       2,960   JPY      58,000             (20)
10/10/08-11/12/08   JPY     174,000   NOK       8,743              29
10/10/08-11/13/08   USD       1,500   AUD       1,621              13
11/12/08            SGD         700   GBP         266               1
11/13/08            AUD         547   USD         500             (10)
                                                                -----
                                                                $(314)
                                                                =====

Percentages are based on a Net Assets of $244,380 ($ Thousands).

*    Rate shown is the 7-day effective yield as of May 31, 2008

++   Real Estate Investment Trust

+    Investment in Affiliated Security (see Note 3).

(A)  Unsettled Position -- Interest rate will not be shown until settlement.

(B)  Unfunded bank loan.

(C) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(D) Variable Rate Security -- The rate reported is the rate in effect as of May 31, 2008. The date reported is the next reset date.

(E) Step Bonds -- The rate reflected is the effective yield on May 31, 2008. The coupon on a step bond changes on a specified date.

(F)  Tri-Party Repurchase Agreement.

(G) Security, or a portion thereof, has been pledged as collateral on open futures contracts.

AUD -- Australian Dollar

CHF -- Swiss Franc

Cl -- Class

CMO -- Collateralized Mortgage Obligation

EUR -- Euro

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GBP -- British Pound Sterling

IO -- Interest Only - face amount represents notional amount

JPY -- Japanese Yen

LLC -- Limited Liability Company

L.P. -- Limited Partnership

MTN -- Medium Term Note

NZD -- New Zealand Dollar

PLC -- Public Limited Company

SEK -- Swedish Krone

Ser -- Series

SGD -- Singapore Dollar

STRIPS -- Separately Traded Registered Interest and Principal Securities

TBA -- To Be Announced.

USD -- U.S. Dollar

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 141

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund
May 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)++:

                                  (BAR CHART)

Mortgage-Backed Securities           50.0%
U.S. Treasury Obligations            10.6%
Affiliated Partnership                9.8%
Financials                            9.4%
Short-Term Investments                5.3%
Asset-Backed Securities               3.6%
Energy                                1.8%
U.S. Government Agency Obligations    1.8%
Industrials                           1.6%
Utilities                             1.2%
Consumer Discretionary                1.2%
Telecommunication Services            0.9%
Health Care                           0.6%
Consumer Staples                      0.6%
Sovereign                             0.5%
Information Technology                0.3%
Materials                             0.3%
Municipal Bonds                       0.3%
Preferred Stock                       0.1%
Certificates of Deposit               0.1%
Purchased Swaption                    0.0%

++ Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

                                                     Face Amount    Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
MORTGAGE-BACKED SECURITIES -- 65.1%

AGENCY MORTGAGE-BACKED OBLIGATIONS -- 46.3%

   FHLB CMO, Ser 2014, Cl 1
         5.340%, 03/20/14                           $       7,154   $       7,154
   FHLB CMO, Ser 2015, Cl A
         5.460%, 11/27/15                                  13,546          13,646
   FHLMC
         9.750%, 10/01/14                                       3               3
         8.500%, 04/01/09                                      --              --
         7.500%, 11/01/17 to 06/01/32                         937           1,011
         7.000%, 11/01/15 to 06/01/32                         729             774
         6.500%, 10/01/16 to 02/01/38                      48,465          50,236
         6.000%, 01/01/13 to 03/01/38                     118,394         120,609
         5.500%, 09/01/13 to 01/01/38                     240,803         241,047
         5.250%, 07/18/11 to 03/15/12 (B)                  10,259          10,643
         5.000%, 10/01/14 to 12/01/34                      54,690          53,891
         4.500%, 04/01/19 to 04/01/28                       6,636           6,396
         4.000%, 05/01/19 to 10/01/33                       2,038           1,862
         3.750%, 06/28/13                                   1,740           1,712
         3.600%, 05/20/11                                   2,141           2,129
   FHLMC ARM
         6.895%, 06/01/08                                   7,680           7,817
         6.683%, 08/15/08                                   4,552           4,690
         6.670%, 06/01/08                                   4,549           4,702
         6.666%, 06/01/08                                   4,788           4,919
         6.568%, 08/15/08                                   3,700           3,814
         6.483%, 08/15/08                                  20,451          21,223
         6.471%, 08/15/08                                   3,414           3,497
         6.389%, 08/15/08                                   1,731           1,782
         6.383%, 08/15/08                                     801             823
         6.322%, 08/15/08                                     726             745
         6.301%, 08/15/08                                   2,552           2,619
         6.231%, 08/15/08                                     942             964
         6.223%, 08/15/08                                   9,842          10,036
         6.174%, 08/15/08                                      21              21

                                                     Face Amount    Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
            6.157%, 08/15/08                        $       8,500   $       8,706
            6.147%, 08/15/08                                4,690           4,809
            6.015%, 08/15/08                                5,261           5,381
            5.939%, 08/15/08                               15,066          15,442
            5.922%, 08/15/08                                5,139           5,253
            5.912%, 08/15/08                                2,431           2,489
            5.911%, 08/15/08                                1,498           1,532
            5.871%, 08/15/08                                5,832           5,946
            5.866%, 08/15/08                                1,842           1,883
            5.861%, 08/15/08                               21,046          21,516
            5.849%, 08/15/08                                2,428           2,484
            5.841%, 08/15/08                                3,827           3,928
            5.744%, 08/15/08                                2,385           2,446
            5.689%, 08/15/08                                1,114           1,124
            5.617%, 06/01/08                                5,658           5,791
            5.526%, 08/15/08                                   17              17
            5.192%, 08/15/08                                  981           1,001
            5.115%, 08/15/08                                5,718           5,823
      FHLMC CMO, Ser 1, Cl Z
            9.300%, 04/15/19                                   27              29
      FHLMC CMO, Ser 1081, Cl K
            7.000%, 05/15/21                                  581             614
      FHLMC CMO, Ser 1101, Cl M
            6.950%, 07/15/21                                  304             329
      FHLMC CMO, Ser 1611, Cl Z
            6.500%, 11/15/23                               10,632          11,189
      FHLMC CMO, Ser 1983, Cl Z
            6.500%, 12/15/23                                1,399           1,465
      FHLMC CMO, Ser 2043, Cl CJ
            6.500%, 04/15/28                                2,500           2,616
      FHLMC CMO, Ser 2389, Cl CD
            6.000%, 03/15/16                                1,703           1,732
      FHLMC CMO, Ser 2542, Cl ES
            5.000%, 12/15/17 to 12/15/17                    8,683           8,699
      FHLMC CMO, Ser 2544, Cl IW, IO
            5.500%, 03/15/26                                  508               4
      FHLMC CMO, Ser 2558, Cl BD
            5.000%, 01/15/18                                3,681           3,659
      FHLMC CMO, Ser 2583, Cl TD
            4.500%, 12/15/13                                3,399           3,410
      FHLMC CMO, Ser 2590, Cl NU
            5.000%, 06/15/17                                1,808           1,835
      FHLMC CMO, Ser 2603, Cl KT
            4.750%, 07/15/14                                4,991           4,989
      FHLMC CMO, Ser 2623, Cl AJ
            4.500%, 06/01/08                                2,531           2,531
      FHLMC CMO, Ser 2631, Cl MC
            5.000%, 02/15/32                                  484             474
      FHLMC CMO, Ser 2645, Cl MK
            3.500%, 07/15/22                                  575             575
      FHLMC CMO, Ser 2672, Cl HA
            4.000%, 09/15/16                                1,658           1,647
      FHLMC CMO, Ser 2694, Cl QG
            4.500%, 01/15/29                                  361             359


     142 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount    Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   FHLMC CMO, Ser 2708, Cl DG
         5.500%, 07/15/32                           $       2,849   $       2,842
   FHLMC CMO, Ser 2725, Cl PC
         4.500%, 05/15/28                                   1,788           1,800
   FHLMC CMO, Ser 2727, Cl PW
         3.570%, 06/15/29                                     176             175
   FHLMC CMO, Ser 2733, Cl ME
         5.000%, 01/15/34                                   6,302           5,923
   FHLMC CMO, Ser 2735, Cl PG
         5.500%, 09/15/32                                     524             525
   FHLMC CMO, Ser 2735, Cl OG
         5.000%, 08/15/32                                   1,517           1,498
   FHLMC CMO, Ser 2740, Cl PD
         5.500%, 06/15/32                                   3,039           3,050
   FHLMC CMO, Ser 2776, Cl AC
         5.000%, 09/15/31                                   1,276           1,242
   FHLMC CMO, Ser 2777, Cl KB
         5.000%, 03/15/32                                   2,063           2,016
   FHLMC CMO, Ser 2778, Cl JD
         5.000%, 12/15/32                                   1,974           1,947
   FHLMC CMO, Ser 2780, Cl TB
         3.000%, 12/15/24                                   1,514           1,510
   FHLMC CMO, Ser 2790, Cl TN
         4.000%, 05/15/24                                   2,779           2,523
   FHLMC CMO, Ser 2793, Cl GE
         5.500%, 11/15/32                                     437             432
   FHLMC CMO, Ser 2809, Cl HX, IO
         6.000%, 10/15/24                                     326               1
   FHLMC CMO, Ser 2825, Cl QN
         5.500%, 09/15/32                                   3,958           3,962
   FHLMC CMO, Ser 2835, Cl NG
         5.500%, 07/15/33                                   1,248           1,252
   FHLMC CMO, Ser 2883, Cl HK
         5.000%, 04/15/32                                   1,144           1,136
   FHLMC CMO, Ser 2905, Cl ME
         5.500%, 08/15/33                                     841             840
   FHLMC CMO, Ser 2945, Cl SA
         7.768%, 06/15/08 (A)                               5,381           5,361
   FHLMC CMO, Ser 2960, Cl NC
         5.500%, 10/15/32                                     492             495
   FHLMC CMO, Ser 3000, Cl PA
         3.900%, 01/15/23                                   2,722           2,710
   FHLMC CMO, Ser 3017, Cl TA
         4.500%, 08/15/35                                   3,506           3,472
   FHLMC CMO, Ser 3019, Cl VM
         5.000%, 08/15/16                                   1,951           1,962
   FHLMC CMO, Ser 3035, Cl PA
         5.500%, 09/15/35                                   1,410           1,436
   FHLMC CMO, Ser 3079, Cl MD
         5.000%, 03/15/34                                   3,821           3,714
   FHLMC CMO, Ser 3104, Cl QC
         5.000%, 09/15/31                                   2,782           2,765
   FHLMC CMO, Ser 3115, Cl MB
         5.500%, 12/15/20                                     819             820

                                                     Face Amount    Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   FHLMC CMO, Ser 3222, Cl TA
         7.000%, 07/15/08 (A)                       $          90   $          84
   FHLMC CMO, Ser 3268, Cl HC
         5.000%, 12/15/32                                   1,902           1,873
   FHLMC CMO, Ser 3289, Cl PB
         5.000%, 11/15/29                                   2,979           2,976
   FHLMC CMO, Ser 3298, Cl VB
         5.000%, 11/15/25                                   2,051           1,939
   FHLMC CMO, Ser 3316, Cl HA
         5.000%, 07/15/35                                   6,667           6,642
   FHLMC CMO, Ser 3351, Cl PK
         5.500%, 01/15/32                                  10,307          10,457
   FHLMC CMO, Ser 3372, Cl BD
         4.500%, 10/15/22                                   2,533           2,366
   FHLMC TBA
         6.500%, 07/01/33                                   3,519           3,622
         6.000%, 07/15/32                                   4,803           4,863
         5.500%, 07/01/37                                   3,504           3,470
         5.000%, 07/01/36                                   7,900           7,609
   FNMA
         8.000%, 04/01/15 to 07/01/31                         476             505
         7.500%, 06/01/30                                      --              --
         7.000%, 03/01/09 to 12/01/37                      10,389          10,947
         6.500%, 05/01/17 to 04/01/38                      92,389          95,252
         6.000%, 05/01/21 to 02/01/38                     175,248         178,105
         5.500%, 04/01/14 to 08/01/37                     249,323         250,860
         5.000%, 06/01/18 to 11/01/36                     172,255         170,046
         4.500%, 06/01/13 to 06/01/35                      49,682          47,817
         4.000%, 07/01/20 to 05/01/34                      15,533          14,324
         3.125%, 06/04/10                                   1,622           1,610
   FNMA ARM
         6.756%, 07/25/08                                  34,516          35,695
         6.307%, 06/01/08                                   4,347           4,463
         6.292%, 07/25/08                                   4,118           4,219
         6.287%, 06/01/08                                   2,106           2,162
         6.285%, 06/01/08                                   2,189           2,248
         6.284%, 07/25/08                                     103             106
         6.138%, 07/25/08                                  30,656          31,679
         6.125%, 07/25/08                                   1,424           1,456
         6.098%, 07/25/08                                   2,753           2,815
         6.097%, 07/25/08                                     931             951
         6.065%, 07/25/08                                   1,983           2,027
         6.026%, 07/25/08                                   1,710           1,747
         6.006%, 07/25/08                                   1,192           1,219
         5.977%, 07/25/08                                   1,750           1,788
         5.950%, 07/25/08                                   4,842           4,956
         5.946%, 07/25/08                                   2,116           2,161
         5.941%, 07/25/08                                   5,128           5,246
         5.925%, 07/25/08                                   1,083           1,105
         5.923%, 07/25/08                                   6,813           6,963
         5.887%, 07/25/08                                   8,056           8,259
         5.881%, 07/25/08                                   1,409           1,436
         5.847%, 07/25/08                                  17,867          18,206
         5.845%, 08/15/08                                   3,522           3,610
         5.790%, 07/25/08                                  13,249          13,540


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 143

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount    Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
         5.775%, 07/25/08                           $       2,410   $       2,476
         5.770%, 07/25/08                                   2,201           2,260
         5.766%, 07/25/08                                   3,467           3,550
         5.731%, 07/25/08                                  29,090          29,638
         5.711%, 07/25/08                                   6,769           6,928
         5.632%, 07/25/08                                  12,308          12,487
         5.527%, 08/15/08                                   4,704           4,791
   FNMA CMO, Ser 1999-11, Cl Z
         5.500%, 03/25/29                                   3,855           3,918
   FNMA CMO, Ser 2001-60, Cl JZ
         6.000%, 03/25/31                                       8               8
   FNMA CMO, Ser 2002-94, Cl BJ, IO
         5.500%, 04/25/16                                     192               4
   FNMA CMO, Ser 2003-108, Cl BE
         4.000%, 11/25/18                                     230             216
   FNMA CMO, Ser 2003-113, Cl PN
         3.500%, 02/25/13                                     366             365
   FNMA CMO, Ser 2003-15, Cl CH
         4.000%, 06/01/08                                   1,251           1,244
   FNMA CMO, Ser 2003-16, Cl PN
         4.500%, 06/01/08                                   1,677           1,685
   FNMA CMO, Ser 2003-3, Cl HJ
         5.000%, 02/25/18                                   2,250           2,250
   FNMA CMO, Ser 2004-34, Cl PL
         3.500%, 05/25/14                                   1,697           1,693
   FNMA CMO, Ser 2004-60, Cl PA
         5.500%, 04/25/34                                   1,884           1,910
   FNMA CMO, Ser 2004-88, Cl HA
         6.500%, 07/25/34                                   1,666           1,729
   FNMA CMO, Ser 2005-30, Cl B
         5.000%, 07/25/32                                   1,886           1,814
   FNMA CMO, Ser 2005-45, Cl BA
         4.500%, 11/25/14                                      29              29
   FNMA CMO, Ser 2005-57, Cl EG
         2.693%, 06/25/08 (A)                               3,057           2,997
   FNMA CMO, Ser 2005-58, Cl MA
         5.500%, 07/25/35                                   1,173           1,196
   FNMA CMO, Ser 2005-92, Cl NM
         3.500%, 04/25/13                                     329             328
   FNMA CMO, Ser 2006-114, Cl CG
         5.500%, 12/25/36                                   2,598           2,481
   FNMA CMO, Ser 2006-53, Cl PA
         5.500%, 12/25/26                                      24              24
   FNMA CMO, Ser 2007-113, Cl DB
         4.500%, 12/25/22                                   3,664           3,404
   FNMA CMO, Ser 2007-26, Cl BA
         5.500%, 05/25/29                                     885             883
   FNMA CMO, Ser 2007-30, Cl MA
         4.250%, 02/25/37                                   6,619           6,531
   FNMA CMO, Ser 2007-39, Cl NA
         4.250%, 01/25/37                                   7,920           7,828
   FNMA CMO, Ser 2007-6, Cl PA
         5.500%, 02/25/37                                   2,171           2,173

                                                     Face Amount    Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   FNMA CMO, Ser 2007-7, Cl W
         5.500%, 01/25/36                           $       1,896   $       1,815
   FNMA TBA
         6.500%, 07/01/37                                  10,500          10,795
         6.000%, 07/01/21 to 07/01/37                      38,632          39,416
         5.500%, 06/01/22 to 07/01/37                     226,745         227,443
         5.000%, 06/17/21 to 06/01/38                     450,480         435,942
         4.500%, 07/17/18 to 07/01/37                      55,100          53,409
   GNMA
         9.500%, 12/15/20                                      16              18
         7.000%, 04/15/26 to 09/15/34                       5,130           5,492
         6.500%, 06/15/11 to 07/15/35                      23,699          24,555
         6.000%, 03/15/14 to 02/15/35                      59,643          60,927
         5.500%, 04/15/14 to 12/15/32                         339             343
         5.000%, 05/15/33 to 11/15/35                      40,969          40,049
   GNMA ARM
         4.750%, 06/01/08                                   4,059           4,095
   GNMA CMO, Ser 2001-18, Cl WH
         21.099%, 06/20/08 (A)                                209             244
   GNMA CMO, Ser 2002-51, Cl SG
         21.759%, 06/20/08 (A)                                197             240
   GNMA CMO, Ser 2003-58, Cl IG, IO
         5.500%, 05/17/29                                   2,116              42
   GNMA CMO, Ser 2003-82, Cl IO, IO
         5.500%, 03/20/29                                   1,942              49
   GNMA CMO, Ser 2003-86, Cl ZK
         5.000%, 10/20/33                                  10,935           9,863
   GNMA CMO, Ser 2004-80, Cl IP, IO
         5.500%, 07/20/34                                   4,506             266
   GNMA CMO, Ser 2004-87, Cl LI, IO
         5.000%, 12/20/28                                   4,084             171
   GNMA CMO, Ser 2006-3, Cl A
         4.212%, 01/16/28                                     845             840
   GNMA CMO, Ser 2006-37, Cl JG
         5.000%, 07/20/36                                   1,723           1,657
   GNMA CMO, Ser 2006-8, Cl A
         3.942%, 08/16/25                                   1,124           1,117
   GNMA TBA
         6.500%, 07/01/33                                  10,400          10,715
         6.000%, 07/01/34 to 07/01/36                      15,800          16,042
         5.500%, 07/01/33                                  50,000          49,845
                                                                    -------------
                                                                        2,851,555
                                                                    -------------
   NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 18.8%

   Adjustable Rate Mortgage Trust,
      Ser 2005-8, Cl 4A11
         5.438%, 07/25/08 (A)                              12,203          11,564
   American Home Mortgage Assets,
      Ser 2006-5, Cl A1
         4.996%, 06/01/08 (A)                               1,889           1,693
   American Home Mortgage Assets,
      Ser 2007-2, Cl A1
         2.518%, 06/25/08 (A)                              15,822          12,293


     144 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount    Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   American Tower Trust, Ser 2007-1A,
      Cl AFX
         5.420%, 04/15/37 (C)                       $       3,409   $       3,307
   Amortizing Residential Collateral Trust
      CMO, Ser 2002-BC1, Cl A
         2.733%, 06/25/08 (A)                                 553             506
   Banc of America Alternative Loan
      Trust, Ser 2004-5, Cl 4A1
         5.000%, 06/25/19                                   1,457           1,360
   Banc of America Alternative Loan
      Trust, Ser 2004-6, Cl 4A1
         5.000%, 07/25/19                                   1,878           1,811
   Banc of America Alternative Loan
      Trust, Ser 2006-7, Cl A3
         5.913%, 07/25/08 (A)                               2,029           1,722
   Banc of America Alternative Loan
      Trust, Ser 2006-8, Cl 3A1
         6.277%, 07/25/08 (A)                               2,215           2,032
   Banc of America Alternative Loan
      Trust, Ser 2007-1, Cl 2A1
         6.486%, 07/25/08 (A)                                 535             495
   Banc of America Commercial
      Mortgage Securities, Ser 2006-4,
      Cl A4
         5.634%, 07/10/46                                  15,000          14,891
   Banc of America Commercial
      Mortgage Securities,
      Ser 2002-PB2, Cl B
         6.309%, 06/11/35                                   1,075           1,113
   Banc of America Commercial
      Mortgage Securities,
      Ser 2002-PB2, Cl A4
         6.186%, 06/11/35                                      80              83
   Banc of America Commercial
      Mortgage Securities, Ser 2003-1,
      Cl A2
         4.648%, 06/01/08                                   2,397           2,346
   Banc of America Commercial
      Mortgage Securities, Ser 2003-1,
      Cl A1
         3.878%, 09/11/36                                   6,324           6,223
   Banc of America Commercial
      Mortgage Securities, Ser 2004-1,
      Cl A3
         4.429%, 11/10/39                                      30              29
   Banc of America Commercial
      Mortgage Securities, Ser 2004-1,
      Cl A4
         4.760%, 11/10/39                                   2,073           2,021
   Banc of America Commercial
      Mortgage Securities, Ser 2004-2,
      Cl A5
         4.580%, 06/01/08                                     564             539

                                                     Face Amount    Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Banc of America Commercial
      Mortgage Securities, Ser 2004-4,
      Cl A4
         4.502%, 07/10/42                           $       3,518   $       3,465
   Banc of America Commercial
      Mortgage Securities, Ser 2004-6,
      Cl A3
         4.512%, 12/10/42                                   5,620           5,515
   Banc of America Commercial
      Mortgage Securities, Ser 2005-2,
      Cl A3
         4.611%, 07/10/43                                     165             164
   Banc of America Commercial
      Mortgage Securities, Ser 2005-3,
      Cl A4
         4.668%, 07/10/43 to 07/10/43                      14,601          13,891
   Banc of America Commercial
      Mortgage Securities, Ser 2005-5,
      Cl A4
         5.115%, 07/10/08 (A)                               1,190           1,157
   Banc of America Commercial
      Mortgage Securities, Ser 2005-6,
      Cl A4
         5.181%, 07/10/08 (A)                               3,804           3,729
   Banc of America Commercial
      Mortgage Securities, Ser 2006-5,
      Cl XC, IO
         0.079%, 07/10/08 (A) (C)                          78,304             982
   Banc of America Commercial
      Mortgage, Ser 2000-1, Cl A2A
         7.333%, 11/15/31 (A)                               3,473           3,560
   Banc of America Funding,
      Ser 2005-B, Cl 2A1
         5.096%, 07/20/08 (A)                               5,251           4,668
   Banc of America Funding,
      Ser 2007-8, Cl 2A2
         7.000%, 10/25/37                                     175             157
   Banc of America Funding,
      Ser 2007-D, Cl 3A1
         5.652%, 07/20/08 (A)                               3,934           3,643
   Banc of America Mortgage Securities,
      Ser 2003-1, Cl 2A4
         5.000%, 02/25/18                                   3,509           3,410
   Bear Stearns Adjustable Rate
      Mortgage Trust, Ser 2004-2,
      Cl 24A
         5.316%, 07/25/08 (A)                               4,995           4,817
   Bear Stearns Asset-Backed Securities
      Trust, Ser 2006-AC1, Cl 1A1
         5.750%, 06/01/08                                   2,831           2,325
   Bear Stearns Commercial Mortgage
      Securities, Ser 2000-WF1, Cl A2
         7.780%, 07/15/08 (A)                               7,969           8,259


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 145

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   Bear Stearns Commercial Mortgage
      Securities, Ser 2004-ESA, Cl C
         4.937%, 05/14/16 (C)                       $      2,473   $       2,512
   Bear Stearns Commercial Mortgage
      Securities, Ser 2004-PWR5, Cl A3
         4.565%, 07/11/42                                    115             114
   Bear Stearns Commercial Mortgage
      Securities, Ser 2004-PWR6, Cl A6
         4.825%, 11/11/41                                    637             611
   Bear Stearns Commercial Mortgage
      Securities, Ser 2004-T16, Cl A3
         4.030%, 02/13/46                                     95              94
   Bear Stearns Commercial Mortgage
      Securities, Ser 2005-T18, Cl A4
        4.933%, 07/13/08 (A)                               2,463           2,374
   Bear Stearns Commercial Mortgage
      Securities, Ser 2007-PW15, Cl A3
         5.660%, 07/11/08 (A) (C)                          1,189             939
   Bear Stearns Commercial Mortgage
      Securities, Ser 2007-PW17, Cl A4
         5.694%, 07/11/08 (A)                              2,250           2,191
   Bear Stearns Structured Products,
      Ser 2007-R11, Cl A1A
         2.993%, 06/27/08 (A) (C)                         24,170          23,022
   Chase Funding Mortgage Loan Asset-
      Backed Certificates, Ser 2002-1,
      Cl 2A2
         2.893%, 06/25/08 (A)                              1,171           1,066
   Chase Mortgage Finance,
      Ser 2005-A1, Cl 2A3
         5.237%, 07/25/08 (A)                             13,166          12,827
   Chase Mortgage Finance,
      Ser 2005-A1, Cl 1A1
         5.409%, 07/25/08 (A)                              2,423           2,251
   Chaseflex Trust, Ser 2007-1, Cl 1A3
         6.500%, 02/25/37                                  1,817           1,420
   Citicorp Residential Mortgage
      Securities, Ser 2006-1, Cl A2
         5.682%, 07/25/36                                  2,150           2,116
   Citicorp Residential Mortgage
      Securities, Ser 2006-2, Cl A2
         5.557%, 06/01/08                                  2,268           2,230
   Citigroup Commercial Mortgage
      Trust, Ser 2008-C7, Cl A4
         6.095%, 07/10/08 (A)                              6,110           6,163
   Citigroup Mortgage Loan Trust,
      Ser 2005-11, Cl A3
         4.900%, 07/25/08 (A)                              7,695           7,390
   Citigroup Mortgage Loan Trust,
      Ser 2005-9, Cl 21A2
         5.500%, 11/25/35                                  1,077           1,021
   Citigroup Mortgage Loan Trust,
      Ser 2006-AR3, Cl 1A1A
         5.937%, 07/25/08 (A)                                526             478

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   Citigroup Mortgage Loan Trust,
      Ser 2007-AHL1, Cl A2A
         2.433%, 06/25/08 (A)                       $      2,429   $       2,297
   Citigroup Mortgage Loan Trust,
      Ser 2007-AR5, Cl 1A2A
         5.609%, 07/25/08 (A)                                  6               5
   Citimortgage Alternative Loan Trust,
      Ser 2006-A1, Cl 1A6
         6.000%, 04/25/36                                  3,397           3,041
   Commercial Mortgage Asset Trust,
      Ser 1999-C2, Cl A2
         7.546%, 07/17/08 (A)                                359             368
   Commercial Mortgage Pass-Through
      Certificates, Ser 2001-J2A, Cl A2
         6.096%, 07/16/34 (C)                              5,564           5,724
   Commercial Mortgage Pass-Through
      Certificates, Ser 2005-C6, Cl A3
         5.144%, 06/10/08                                 12,600          12,511
   Commercial Mortgage Pass-Through
      Certificates, Ser 2006-C7, Cl AM
         5.986%, 07/10/08 (A)                             11,330          10,805
   Countrywide Alternative Loan Trust,
      Ser 2003-20CB, Cl 1A1
         5.500%, 10/25/33                                  3,352           3,307
   Countrywide Alternative Loan Trust,
      Ser 2004-27CB, Cl A1
         6.000%, 12/25/34                                  3,020           2,773
   Countrywide Alternative Loan Trust,
      Ser 2004-J1, Cl 1A1
         6.000%, 02/25/34                                    797             753
   Countrywide Alternative Loan Trust,
      Ser 2004-J6, Cl 2A1
         6.500%, 11/25/31                                  2,421           2,445
   Countrywide Alternative Loan Trust,
      Ser 2005-27, Cl 3A2
         5.176%, 06/01/08 (A)                              1,329           1,035
   Countrywide Alternative Loan Trust,
      Ser 2005-27, Cl 2A1
         5.872%, 06/01/08 (A)                              4,838           3,634
   Countrywide Alternative Loan Trust,
      Ser 2005-56, Cl 4A1
         2.703%, 06/25/08 (A)                              9,000           7,287
   Countrywide Alternative Loan Trust,
      Ser 2005-59, Cl 1A1
         3.225%, 06/20/08 (A)                             10,952           9,013
   Countrywide Alternative Loan Trust,
      Ser 2005-72, Cl A1
         3.405%, 06/27/08 (A)                              3,824           3,126
   Countrywide Alternative Loan Trust,
      Ser 2006-OA11, Cl A4
         2.583%, 06/25/08 (A)                             11,811           8,918
   Countrywide Alternative Loan Trust,
      Ser 2006-OA14, Cl 1A2
         4.956%, 07/25/08 (A)                              1,204             718


     146 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   Countrywide Alternative Loan Trust,
      Ser 2006-OA2, Cl X1P, IO
         2.000%, 06/01/08                           $     36,668   $       1,595
   Countrywide Alternative Loan Trust,
      Ser 2006-OC6, Cl 2A1
         2.463%, 06/25/08 (A)                              3,326           3,119
   Countrywide Home Loan Mortgage
      Pass-Through Trust, Ser 2005-20,
      Cl A7
         5.250%, 06/01/08                                    857             748
   Countrywide Home Loan Mortgage
      Pass-Through Trust, Ser 2005-R3,
      Cl AF
         2.793%, 06/25/08 (A) (C)                          9,675           8,493
   Credit Suisse First Boston Mortgage
      Securities, Ser 1998-C2, Cl A2
         6.300%, 11/15/30                                  1,569           1,577
   Credit Suisse First Boston Mortgage
      Securities, Ser 2001-CF2, Cl A4
         6.505%, 02/15/34                                  2,189           2,264
   Credit Suisse First Boston Mortgage
      Securities, Ser 2001-CK1, Cl A3
         6.380%, 12/18/35                                  1,297           1,338
   Credit Suisse First Boston Mortgage
      Securities, Ser 2001-CKN5, Cl A4
         5.435%, 09/15/34                                  3,619           3,661
   Credit Suisse First Boston Mortgage
      Securities, Ser 2001-MH29, Cl A
         5.600%, 09/25/31                                    726             722
   Credit Suisse First Boston Mortgage
      Securities, Ser 2002-CKN2, Cl A3
         6.133%, 04/15/37                                  2,592           2,674
   Credit Suisse First Boston Mortgage
      Securities, Ser 2002-CKS4, Cl A1
         4.485%, 11/15/36                                     95              94
   Credit Suisse First Boston Mortgage
      Securities, Ser 2002-CKS4, Cl A2
         5.183%, 11/15/36                                 21,131          21,068
   Credit Suisse First Boston Mortgage
      Securities, Ser 2003-C4, Cl A4
         5.137%, 07/15/08 (A)                              1,905           1,886
   Credit Suisse First Boston Mortgage
      Securities, Ser 2003-C5, Cl A4
         4.900%, 07/15/08 (A)                              4,265           4,161
   Credit Suisse First Boston Mortgage
      Securities, Ser 2003-CK2, Cl A4
         4.801%, 03/15/36                                  1,334           1,311
   Credit Suisse First Boston Mortgage
      Securities, Ser 2004-C2, Cl A1
         3.819%, 05/15/36                                 10,275          10,038
   Credit Suisse First Boston Mortgage
      Securities, Ser 2004-C2, Cl A2
         5.416%, 07/15/08 (A)                              3,253           3,217

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   Credit Suisse First Boston Mortgage
      Securities, Ser 2005-C1, Cl AAB
         4.815%, 06/01/08                           $      1,154   $       1,129
   Credit Suisse First Boston Mortgage
      Securities, Ser 2005-C6, Cl A4
         5.230%, 07/15/08 (A)                             22,220          21,722
   Credit Suisse First Boston Mortgage
      Securities, Ser 8, Cl 1A2
         5.250%, 06/01/08                                  4,284           4,223
   DLJ Commercial Mortgage,
      Ser 1999-CG2, Cl A1B
         7.300%, 07/10/08 (A)                              3,501           3,577
   DLJ Commercial Mortgage,
      Ser 2000-CKP1, Cl A1B
         7.180%, 11/10/33                                    192             200
   DLJ Commercial Mortgage,
      Ser CG3, Cl A1B
         7.340%, 10/10/32                                  2,961           3,044
   DSLA Mortgage Loan Trust,
      Ser 2004-AR2, Cl A2B
         2.898%, 06/19/08 (A)                              3,017           2,055
   EMC Mortgage Loan Trust,
      Ser 2002-AA, Cl A1
         2.863%, 06/25/08 (A) (C)                          1,124             929
   First Horizon Alternative Mortgage
      Securities, Ser 2006-RE1, Cl A1
         5.500%, 05/25/35                                  3,378           3,106
   First Union National Bank
      Commercial Mortgage,
      Ser 1999-C4, Cl A2
         7.390%, 12/15/31                                    139             143
   First Union National Bank
      Commercial Mortgage,
      Ser 2000-C2, Cl A2
         7.202%, 10/15/32                                  1,824           1,907
   First Union National Bank
      Commercial Mortgage,
      Ser 2001-C4, Cl B
         6.417%, 12/12/33                                    926             962
   GE Capital Commercial Mortgage,
      Ser 2001-2, Cl A3
         6.030%, 08/11/33                                  1,266           1,286
   GE Capital Commercial Mortgage,
      Ser 2001-3, Cl A1
         5.560%, 06/10/38                                     94              95
   GE Capital Commercial Mortgage,
      Ser 2002-3A, Cl A2
         4.996%, 12/10/37                                 12,500          12,345
   GE Capital Commercial Mortgage,
      Ser 2003-C1, Cl A3
         4.371%, 01/10/38                                     25              25
   GE Capital Commercial Mortgage,
      Ser 2004-C1, Cl A3
         4.596%, 11/10/38                                  3,296           3,202


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 147

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   GE Capital Commercial Mortgage,
      Ser 2005-C4, Cl A3A
         5.512%, 06/01/08 (A)                       $     14,500   $      14,447
   GE Capital Commercial Mortgage,
      Ser 2007-C1, Cl A4
         5.543%, 06/01/08                                  5,060           4,890
   GMAC Commercial Mortgage
      Securities, Ser 2000-C1, Cl A2
         7.724%, 07/15/08 (A)                              8,178           8,479
   GMAC Commercial Mortgage
      Securities, Ser 2000-C2, Cl A2
         7.455%, 07/16/08 (A)                              9,839          10,246
   GMAC Commercial Mortgage
      Securities, Ser 2000-C3, Cl A2
         6.957%, 09/15/35                                  5,246           5,474
   GMAC Commercial Mortgage
      Securities, Ser 2001-C2, Cl A2
         6.700%, 04/15/34                                 30,056          31,392
   GMAC Commercial Mortgage
      Securities, Ser 2002-C3, Cl A2
         4.930%, 07/10/39                                  3,009           2,985
   GMAC Commercial Mortgage
      Securities, Ser 2003-C3, Cl A4
         5.023%, 04/10/40                                  6,168           6,057
   GMAC Commercial Mortgage
      Securities, Ser 2004-C1, Cl A1
         3.118%, 03/10/38                                    206             205
   GMAC Commercial Mortgage
      Securities, Ser 2004-C2, Cl A1
         3.896%, 08/10/38                                    153             152
   GMAC Mortgage Loan Trust,
      Ser 2004-J4, Cl A1
         5.500%, 06/01/08                                    882             868
   GMAC Mortgage Loan Trust,
      Ser 2005-HE3, Cl A1VN
         3.155%, 06/25/08 (A)                              9,459           7,129
   GMAC Mortgage Loan Trust,
      Ser 2007-HE2, Cl A6
         6.249%, 06/01/08                                    964             964
   Greenpoint Mortgage Funding Trust,
      Ser 2007-AR1, Cl 1A1A
         2.473%, 06/25/08 (A)                             19,256          14,210
   Greenwich Capital Commercial
      Funding, Ser 2005-GG5, Cl A2
         5.117%, 04/10/37                                  1,517           1,526
   Greenwich Capital Commercial
      Funding, Ser 2007-GG9, Cl X, IO
         0.512%, 06/01/08 (A) (C)                         22,808             419
   GS Mortgage Securities II,
      Ser 1998-C1, Cl B
         6.970%, 10/18/30                                    878             878
   GS Mortgage Securities II,
      Ser 2005-GG4, Cl AABA
         4.680%, 07/10/39                                  5,800           5,626

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   GSMPS Mortgage Loan Trust,
      Ser 1998-1, Cl A
         8.000%, 07/19/08 (A) (C)                   $          6   $           6
   GSMPS Mortgage Loan Trust,
      Ser 2006-RP2, Cl 1AF1
         2.792%, 06/25/08 (A) (C)                          2,695           2,680
   GSR Mortgage Loan Trust,
      Ser 2006-9F, Cl 4A1
         6.500%, 10/25/36                                  1,253           1,261
   Harborview Mortgage Loan Trust,
      Ser 2005-01, Cl X, IO
         2.967%, 06/01/08                                 16,147             232
   Harborview Mortgage Loan Trust,
      Ser 2005-12, Cl X2B, IO
         2.914%, 06/01/08 (A)                             25,236             536
   Heller Financial Commercial
      Mortgage Asset, Ser 1999-PH1,
      Cl C
         7.021%, 06/15/08 (A)                                239             243
   Impac Secured Assets CMN Owner
      Trust, Ser 2006-2, Cl 2A1
         2.743%, 06/25/08 (A)                                903             722
   Indymac INDA Mortgage Loan Trust,
      Ser 2007-AR7, Cl 1A1
         6.263%, 07/25/08 (A)                              2,898           2,730
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR12, Cl AX2, IO
         0.760%, 06/01/08                                  6,226              84
   JPMorgan Chase Commercial
      Mortgage Finance, Ser 2000-C10,
      Cl A2
         7.371%, 07/15/08 (A)                              1,912           1,976
   JPMorgan Chase Commercial
      Mortgage Securities,
      Ser 2006-CB15, Cl ASB
         5.790%, 07/12/08 (A)                                520             517
   JPMorgan Chase Commercial
      Mortgage, Ser 2002-C2, Cl A2
         5.050%, 12/12/34                                  7,206           7,177
   JPMorgan Chase Commercial
      Mortgage, Ser 2002-C3, Cl A1
         4.200%, 07/12/35                                     50              49
   JPMorgan Chase Commercial
      Mortgage, Ser 2002-CIB5, Cl A2
         5.161%, 10/12/37                                  1,137           1,137
   JPMorgan Chase Commercial
      Mortgage, Ser 2003-CB7, Cl A4
         4.879%, 06/12/08 (A)                              2,383           2,313
   JPMorgan Chase Commercial
      Mortgage, Ser 2003-PM1A, Cl A4
         5.326%, 07/12/08 (A)                              1,911           1,902
   JPMorgan Chase Commercial
      Mortgage, Ser 2004-C3, Cl A2
         4.223%, 01/15/42                                 12,948          12,841


     148 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   JPMorgan Chase Commercial
      Mortgage, Ser 2004-C3, Cl A4
         4.657%, 01/15/42                           $      4,000   $       3,893
   JPMorgan Chase Commercial
      Mortgage, Ser 2005-CB12, Cl A4
         4.895%, 09/12/37                                    530             510
   JPMorgan Chase Commercial
      Mortgage, Ser 2005-LDP2, Cl A1
         4.334%, 07/15/42                                    771             770
   JPMorgan Chase Commercial
      Mortgage, Ser 2005-LDP3, Cl A1
         4.655%, 08/15/42                                    584             584
   JPMorgan Chase Commercial
      Mortgage, Ser 2005-LDP4, Cl A4
         4.918%, 06/01/08 (A)                              6,200           5,962
   JPMorgan Chase Commercial
      Mortgage, Ser 2006-CB16, Cl AM
         5.593%, 05/12/45                                 11,570          10,768
   JPMorgan Chase Commercial
      Mortgage, Ser 2006-LDP7, Cl A2
         6.051%, 06/01/08 (A)                                315             321
   JPMorgan Chase Commercial
      Mortgage, Ser 2006-LDP7, Cl A1
         6.023%, 06/01/08 (A)                                 57              58
   JPMorgan Mortgage Acquisition,
      Ser 2007-CH1, Cl AF6
         5.501%, 06/01/08                                  9,605           8,012
   JPMorgan Mortgage Trust,
      Ser 2004-A5, Cl 4A2
         4.829%, 07/25/08 (A)                              5,853           5,767
   JPMorgan Mortgage Trust,
      Ser 2004-A5, Cl 4A4
         4.827%, 06/01/08 (A)                             11,500          10,823
   JPMorgan Mortgage Trust,
      Ser 2005-A3, Cl 11A2
         4.493%, 06/25/08 (A)                             13,065          10,944
   JPMorgan Mortgage Trust,
      Ser 2005-A8, Cl 1A1
         5.405%, 06/01/08 (A)                              5,916           5,699
   JPMorgan Mortgage Trust,
      Ser 2006-A2, Cl 2A2
         5.753%, 06/01/08 (A)                             13,400          12,201
   JPMorgan Mortgage Trust,
      Ser 2006-A3, Cl 3A4
         5.738%, 06/01/08 (A)                             14,500          12,789
   LB Commercial Conduit Mortgage
      Trust, Ser 1999-C2, Cl B
         7.425%, 10/15/32                                    371             383
   LB-UBS Commercial Mortgage Trust,
      Ser 2001-C2, Cl A2
         6.653%, 11/15/27                                    702             733
   LB-UBS Commercial Mortgage Trust,
      Ser 2001-C3, Cl A2
         6.365%, 12/15/28                                  1,931           2,005

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   LB-UBS Commercial Mortgage Trust,
      Ser 2002-C2, Cl A4
         5.594%, 06/15/31                           $     21,324   $      21,626
   LB-UBS Commercial Mortgage Trust,
      Ser 2003-C5, Cl A2
         3.478%, 07/15/27                                    930             929
   LB-UBS Commercial Mortgage Trust,
      Ser 2003-C8, Cl A4
         5.124%, 07/15/08 (A)                             17,485          17,260
   LB-UBS Commercial Mortgage Trust,
      Ser 2004-C4, Cl A2
         4.567%, 06/11/08 (A)                                510             510
   LB-UBS Commercial Mortgage Trust,
      Ser 2004-C8, Cl A4
         4.510%, 06/11/08                                    360             353
   LB-UBS Commercial Mortgage Trust,
      Ser 2005-C1, Cl C
         4.836%, 06/11/08 (A)                                334             292
   LB-UBS Commercial Mortgage Trust,
      Ser 2005-C2, Cl A4
         4.998%, 04/15/30                                    123             121
   LB-UBS Commercial Mortgage Trust,
      Ser 2005-C2, Cl A5
         5.150%, 07/15/08 (A)                              7,909           7,745
   LB-UBS Commercial Mortgage Trust,
      Ser 2005-C5, Cl A2
         4.885%, 09/15/30                                    180             180
   LB-UBS Commercial Mortgage Trust,
      Ser 2005-C7, Cl A2
         5.103%, 11/15/30                                    995           1,001
   LB-UBS Commercial Mortgage Trust,
      Ser 2006-C7, Cl A2
         5.300%, 11/15/38                                  2,425           2,423
   LB-UBS Commercial Mortgage Trust,
      Ser 2006-C7, Cl E
         5.516%, 06/11/08 (A)                                494             357
   LB-UBS Commercial Mortgage Trust,
      Ser 2007-C1, Cl AAB
         5.403%, 02/15/40                                  1,357           1,317
   LB-UBS Commercial Mortgage Trust,
      Ser C2, Cl A2
         4.821%, 04/15/30                                    185             185
   Long Beach Mortgage Loan Trust,
      Ser 2006-4, Cl 2A1
         2.442%, 06/25/08 (A)                                439             438
   Master Adjustable Rate Mortgages
      Trust, Ser 2004-13, Cl 3A7A
         3.787%, 06/01/08 (A)                             11,650          11,463
   Master Adjustable Rate Mortgages
      Trust, Ser 2007-3, Cl 12A1
         2.593%, 06/01/08 (A)                             21,772          16,892
   Master Reperforming Loan Trust,
      Ser 2005-1, Cl 1A1
         6.000%, 08/25/34 (C)                              4,463           4,116


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 149

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Master Reperforming Loan Trust,
      Ser 2006-1, Cl 1A1F
         2.752%, 06/25/08 (A)                       $       1,976   $       1,747
   Merrill Lynch Mortgage Investors,
      Ser 2004-A1, Cl 4A
         5.319%, 06/01/08 (A)                               6,602           6,150
   Merrill Lynch Mortgage Investors,
      Ser 2006-WMC2, Cl A2B
         5.609%, 06/01/08                                     507             481
   Merrill Lynch Mortgage Investors,
      Ser 2006-WMC2, Cl A2D
         5.895%, 06/25/08                                   5,789           4,620
   Merrill Lynch Mortgage Trust,
      Ser 2004-BPC1, Cl A5, IO
         0.157%, 06/01/08 (A)                              21,814             361
   Merrill Lynch Mortgage Trust,
      Ser 2004-MKB1, Cl A3
         4.892%, 02/12/42                                     151             150
   Merrill Lynch/Countrywide
      Commercial Mortgage Trust,
      Ser 2007-5, Cl B
         5.479%, 07/12/08 (A)                                 307             224
   Merrill Lynch/Countrywide
      Commercial Mortgage Trust,
      Ser 2007-5, Cl C
         5.509%, 07/12/08 (A)                                 342             243
   Merrill Lynch/Countrywide
      Commercial Mortgage Trust,
      Ser 2007-5, Cl X, IO
         0.544%, 07/12/08 (A)                               4,026             126
   Merrill Lynch/Countrywide
      Commercial Mortgage Trust,
      Ser 2007-6, Cl A4
         5.485%, 07/12/08 (A)                               6,740           6,479
   MLCC Mortgage Investors,
      Ser 2004-B, Cl A3
         5.952%, 06/01/08 (A)                                 746             701
   Morgan Stanley Capital I,
      Ser 2003-IQ5, Cl A4
         5.010%, 06/01/08                                   3,770           3,744
   Morgan Stanley Capital I,
      Ser 2004-HQ3, Cl A4
         4.800%, 01/13/41                                   2,256           2,184
   Morgan Stanley Capital I,
      Ser 2005-HQ5, Cl A3
         5.007%, 01/14/42                                     110             109
   Morgan Stanley Capital I,
      Ser 2005-HQ5, Cl AAB
         5.037%, 01/14/42                                   3,294           3,228
   Morgan Stanley Capital I,
      Ser 2005-HQ6, Cl A4A
         4.989%, 08/13/42                                   4,630           4,481
   Morgan Stanley Capital I,
      Ser 2005-HQ7, Cl AAB
         5.185%, 07/14/08 (A)                               5,783           5,675

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Morgan Stanley Capital I,
      Ser 2006-T21, Cl A4
         5.162%, 07/12/08 (A)                       $       6,900   $       6,690
   Morgan Stanley Capital I,
      Ser 2006-WMC1, Cl A2A
         2.463%, 06/25/08 (A)                                  20              20
   Morgan Stanley Capital I,
      Ser 2007-HE2, Cl A2A
         2.433%, 06/25/08 (A)                               1,087           1,057
   Morgan Stanley Dean Witter Capital I,
      Ser 2001-TOP3, Cl A4
         6.390%, 06/15/11                                   2,692           2,785
   Morgan Stanley Dean Witter Capital,
      Ser 2000-LIFE, Cl A2
         7.570%, 07/15/08 (A)                               2,968           3,065
   Morgan Stanley Dean Witter Capital,
      Ser 2001-TOP1, Cl A4
         6.660%, 02/15/33                                   2,380           2,467
   Morgan Stanley Dean Witter Capital,
      Ser 2001-TOP5, Cl A4
         6.390%, 10/15/35                                     528             547
   Morgan Stanley Dean Witter Capital,
      Ser 2002-IQ2, Cl A3
         5.520%, 12/15/35                                     681             685
   Morgan Stanley Dean Witter Capital,
      Ser 2003-HQ2, Cl A1
         4.180%, 03/12/35                                     256             249
   Morgan Stanley Mortgage Loan Trust,
      Ser 2007-3XS, Cl 2A3S
         5.858%, 06/01/08                                      31              21
   Morgan Stanley Mortgage Loan Trust,
      Ser 2007-6XS, Cl 2A1S
         2.503%, 06/25/08 (A)                               1,115           1,029
   Nationslink Funding, Ser 1999-1,
      Cl A2
         6.316%, 01/20/31                                   4,671           4,689
   New York Mortgage Trust,
      Ser 2006-1, Cl 2A2
         5.646%, 07/25/08 (A)                                 788             754
   Nomura Asset Securities,
      Ser 1998-D6, Cl A1C
         6.690%, 03/15/30                                     166             174
   Oakwood Mortgage Investors,
      Ser 2002-C, Cl AIO, IO
         6.000%, 08/15/10                                   5,944             607
   Option One Mortgage Loan Trust,
      Ser 2001-4, Cl A
         2.993%, 06/25/08 (A)                                 334             324
   Ownit Mortgage Loan Asset-Backed
      Certificates, Ser 2006-1, Cl AF1
         5.424%, 12/25/36                                     286             285
   Prime Mortgage Trust, Ser 2006-CL1,
      Cl A1
         2.892%, 06/25/08 (A)                                  96              74


     150 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Prime Mortgage Trust,
      Ser 2006-DR1, Cl 2A1
         5.500%, 05/25/35 (C)                       $       3,537   $       3,346
   RAAC, Ser 2005-SP1, Cl 2A2
         5.250%, 06/01/08                                   2,096           1,985
   RAAC, Ser 2007-RP4, Cl A
         2.743%, 06/25/08 (A) (C)                          21,260          13,837
   Residential Accredit Loans,
      Ser 2006-QO8, Cl 1A1A
         2.482%, 06/25/08 (A)                              14,287          13,271
   Residential Asset Mortgage Products,
      Ser 2003-RS7, Cl AI6
         5.340%, 06/01/08 (A)                               1,256           1,155
   Residential Asset Mortgage Products,
      Ser 2004-SL1, Cl A8
         6.500%, 11/25/31                                   1,929           1,978
   Residential Asset Mortgage Products,
      Ser 2004-SL3, Cl A2
         6.500%, 12/25/31                                   3,290           3,259
   Residential Asset Securitization Trust,
      Ser 2004-IP2, Cl 2A1
         5.247%, 06/01/08 (A)                               2,821           2,667
   Residential Funding Mortgage
      Securities II, Ser 2000-HI1, Cl AI7
         8.290%, 02/25/25                                   1,649           1,535
   Residential Funding Mortgage
      Securities II, Ser 2005-HS1, Cl AI1
         2.513%, 06/25/08 (A)                               1,837           1,770
   Residential Funding Mortgage
      Securities II, Ser 2007-HSA3,
      Cl AI2
         5.980%, 07/25/08 (A)                                 922             755
   Salomon Brothers Mortgage
      Securities VII, Ser 2000-C3, Cl A2
         6.592%, 12/18/33                                     861             887
   Salomon Brothers Mortgage
      Securities VII, Ser 2002-KEY2,
      Cl A2
         4.467%, 03/18/36                                   2,448           2,422
   Structured Adjustable Rate Mortgage
      Loan Trust, Ser 2005-18, Cl 1A1
         5.650%, 07/25/08 (A)                               5,802           5,091
   Structured Adjustable Rate Mortgage
      Loan Trust, Ser 2005-19XS, Cl 1A1
         2.712%, 06/26/08 to 06/26/08 (A)                   7,855           6,417
   Structured Asset Mortgage
      Investments, Ser 2007-AR4,
      Cl GA4B
         2.572%, 06/25/08 (A)                              22,145          17,194
   Terwin Mortgage Trust,
      Ser 2005-9HGS, Cl A1
         4.000%, 06/01/08 (A) (C)                           1,333           1,211
   Terwin Mortgage Trust, Ser 2006-6,
      Cl 1A2
         4.750%, 06/21/08 (A)                              10,000           5,300

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Terwin Mortgage Trust, Ser 2006-8,
      Cl 1A2
         5.000%, 06/01/08 (A) (C)                   $       6,000   $         947
   Thornburg Mortgage Securities Trust,
      Ser 2005-3, Cl A2
         2.633%, 06/25/08 (A)                              12,773          12,712
   Thornburg Mortgage Securities Trust,
      Ser 2005-4, Cl A4
         2.593%, 06/25/08 (A)                              17,067          16,908
   Thornburg Mortgage Securities Trust,
      Ser 2006-1, Cl A3
         2.563%, 06/01/08 (A)                              17,770          17,522
   Thornburg Mortgage Securities Trust,
      Ser 2007-4, Cl 3A1
         6.216%, 06/01/08 (A)                               8,442           7,848
   Thornburg Mortgage Securities Trust,
      Ser 2007-4, Cl 2A1
         6.216%, 07/25/08 (A)                               9,233           8,686
   UBS Paine Webber Commercial
      Mortgage Trust, Ser 2004-C8,
      Cl A2
         4.201%, 12/15/29                                     886             880
   US Bank National Mortgage
      Association, Ser 2007-1, Cl A
         5.920%, 05/25/12                                   8,338           8,364
   Wachovia Bank Commercial
      Mortgage Trust, Ser 2002-C1,
      Cl A4
         6.287%, 04/15/34                                   2,587           2,682
   Wachovia Bank Commercial
      Mortgage Trust, Ser 2002-C2,
      Cl A4
         4.980%, 11/15/34                                   5,996           5,950
   Wachovia Bank Commercial
      Mortgage Trust, Ser 2003-C5,
      Cl A2
         3.989%, 06/15/35                                     955             905
   Wachovia Bank Commercial
      Mortgage Trust, Ser 2003-C6,
      Cl A3
         4.957%, 07/15/08 (A)                               4,281           4,287
   Wachovia Bank Commercial
      Mortgage Trust, Ser 2003-C7,
      Cl A1
         4.241%, 10/15/35 (C)                                 729             721
   Wachovia Bank Commercial
      Mortgage Trust, Ser 2003-C8,
      Cl A3
         4.445%, 11/15/35                                   1,021           1,015
   Wachovia Bank Commercial
      Mortgage Trust, Ser 2003-C9,
      Cl A4
         5.012%, 07/15/08 (A)                               1,034           1,007


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 151

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
Wachovia Bank Commercial
   Mortgage Trust, Ser 2004-C10,
   Cl A4
      4.748%, 02/15/41                              $      10,421   $       9,998
Wachovia Bank Commercial
   Mortgage Trust, Ser 2005-C18,
   Cl A4
      4.935%, 04/15/42                                        934             902
Wachovia Bank Commercial
   Mortgage Trust, Ser 2005-C20,
   Cl A4
      5.285%, 06/01/08 (A)                                    280             282
Wachovia Bank Commercial
   Mortgage Trust, Ser 2005-C20,
   Cl A7
      5.118%, 06/01/08 (A)                                  1,691           1,646
Wachovia Bank Commercial
   Mortgage Trust, Ser 2005-C21,
   Cl A4
      5.384%, 06/01/08 (A)                                  2,246           2,215
Wachovia Bank Commercial
   Mortgage Trust, Ser 2006-C26,
   Cl APB
      5.997%, 06/15/45                                      3,034           3,059
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2002-AR18, Cl A
      6.566%, 06/01/08 (A)                                    497             481
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2003-MS1, Cl 1A
      5.000%, 02/25/18                                      1,204           1,170
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2003-MS2, Cl 3A1
      5.000%, 03/25/18                                      4,830           4,694
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2003-S13, Cl 22A1
      5.000%, 06/01/08                                        923             886
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2005-AR11, Cl A1A
      2.713%, 06/25/08 (A)                                    199             163
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2005-AR13, Cl A1A1
      2.683%, 06/25/08 (A)                                  5,111           4,127
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2005-AR15, Cl A1A2
      2.672%, 06/25/08 (A)                                  7,876           6,448

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2005-AR16, Cl 1A4A
      5.101%, 06/25/08 (A)                          $      13,585   $      13,094
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2005-AR19, Cl A1A2
      2.683%, 06/25/08 (A)                                  7,755           6,776
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR1, Cl 1A1B
      5.146%, 06/01/08 (A)                                  3,773           2,320
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR14, Cl 1A4
      5.647%, 06/01/08 (A)                                    657             630
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR15, Cl 1A
      4.916%, 06/01/08 (A)                                  3,832           2,899
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR15, Cl 1A1B
      4.916%, 06/01/08 (A)                                  2,211           1,303
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR15, Cl 2A1B
      5.576%, 06/01/08 (A)                                  2,364           1,300
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR16, Cl 2A4
      5.636%, 07/25/08 (A)                                    532             466
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR17, Cl 1A1B
      4.886%, 06/01/08 (A)                                    730             405
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR17, Cl 2A
      5.470%, 06/01/08 (A)                                    819             672
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR18, Cl 2A3
      5.492%, 06/01/08 (A)                                  1,640           1,519
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR4, Cl DA
      5.046%, 06/01/08 (A)                                  1,696           1,137
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR7, Cl 1A
      5.056%, 07/25/08 (A)                                    402             316


     152 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2006-AR7, Cl A1B
      4.996%, 06/01/08 (A)                          $       1,280   $         762
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2007-HY1, Cl 4A1
      5.474%, 06/01/08 (A)                                  9,546           8,974
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2007-HY1, Cl 1A1
      5.714%, 06/01/08 (A)                                  8,562           8,203
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2007-HY3, Cl 1A1
      5.666%, 06/01/08 (A)                                  9,686           9,263
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2007-HY6, Cl 2A1
      5.697%, 06/01/08 (A)                                  3,909           3,652
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2007-HY6, Cl 1A1
      5.674%, 07/25/08 (A)                                  1,765           1,613
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2007-HY6, Cl 3A2
      5.818%, 06/21/08 (A)                                  4,839           4,447
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2007-HY7, Cl 3A1
      5.911%, 06/01/08 (A)                                    899             849
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2007-HY7, Cl 2A1
      5.874%, 06/01/08 (A)                                  1,557           1,420
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2007-OA5, Cl 1A
      4.826%, 06/01/08 (A)                                 14,937          11,147
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2007-OA5, Cl A1B
      4.916%, 06/01/08 (A)                                 18,597          12,806
Washington Mutual Mortgage
   Pass-Through Certificates,
   Ser 2007-OA6, Cl 1A1B
      4.886%, 06/01/08 (A)                                    797             457
Wells Fargo Alternative Loan Trust,
   Ser 2007-PA2, Cl 1A5
      6.000%, 06/25/37                                        904             753
Wells Fargo Alternative Loan Trust,
   Ser 2007-PA5, Cl 1A2
      6.250%, 11/25/37                                        462             439

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2004-H, Cl A1
      4.526%, 06/01/08 (A)                          $       5,688   $       5,504
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2006-AR18,
   Cl 1A1
      5.939%, 06/01/08 (A)                                  1,647           1,523
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2006-AR19,
   Cl A1
      5.643%, 06/01/08 (A)                                  1,499           1,412
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2004-L, Cl A5
      4.787%, 07/25/08 (A)                                    881             852
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2004-L, Cl A6
      4.787%, 07/25/08 (A)                                    895             852
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2004-O, Cl A1
      4.886%, 06/01/08 (A)                                  1,147           1,093
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2004-S, Cl A7
      3.541%, 06/01/08 (A)                                    780             774
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2005-14,
   Cl 2A1
      5.500%, 06/01/08                                      1,243           1,185
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2005-AR10,
   Cl 2A17
      3.500%, 06/01/08 (A)                                  2,085           2,027
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2005-AR14,
   Cl A1
      5.388%, 06/01/08 (A)                                  1,319           1,249
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2005-AR16,
   Cl 7A1
      5.257%, 06/01/08 (A)                                  3,716           3,689
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2006-2,
   Cl 3A1
      5.750%, 03/25/36                                     15,500          14,754
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2006-7,
   Cl 3A1
      6.000%, 06/01/08                                        713             686
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2006-AR6,
   Cl 7A1
      5.111%, 06/01/08 (A)                                  2,784           2,535
Wells Fargo Mortgage-Backed
   Securities Trust, Ser 2007-R9,
   Cl A1
      5.995%, 07/25/08 (A)                                  1,774           1,631


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 153

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                    Face Amount    Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Zuni Mortgage Loan Trust, Ser 2006-OA1, Cl A1
      2.522%, 06/25/08 (A)                         $       7,482   $       7,121
                                                                   -------------
                                                                       1,151,367
                                                                   -------------
Total Mortgage-Backed Securities
   (Cost $4,089,695) ($ Thousands)                                     4,002,922
                                                                   -------------
CORPORATE OBLIGATIONS -- 23.9%

CONSUMER DISCRETIONARY -- 1.6%

   Clear Channel Communications
         6.250%, 03/15/11                                  2,740           2,329
         4.250%, 05/15/09                                  1,040           1,006
   Comcast
         9.000%, 09/01/08                                    710             715
         6.500%, 01/15/15                                  3,635           3,753
         6.500%, 01/15/17 (B)                              2,155           2,217
         5.700%, 05/15/18                                  2,320           2,252
   Comcast Cable Communications
         8.375%, 03/15/13                                 11,235          12,390
         6.750%, 01/30/11                                  1,840           1,901
   COX Communications
         7.875%, 08/15/09                                    440             453
   CVS
         5.789%, 01/10/26 (C)                              2,091           1,945
   CVS Lease Pass-Through
         6.036%, 12/10/28 (B) (C)                         10,526           9,533
         5.880%, 01/10/28 (C)                                186             168
   Daimler Finance North America LLC
      MTN
         3.218%, 06/13/08 (A)                              5,920           5,883
   DaimlerChrysler
         8.500%, 01/18/31                                  1,010           1,149
         7.300%, 01/15/12                                  1,995           2,115
         6.500%, 11/15/13                                  8,345           8,651
   Eastman Kodak
         7.250%, 11/15/13                                  2,445           2,408
   Ford Motor
         7.450%, 07/16/31 (B)                              2,770           1,918
   Home Depot
         5.875%, 12/16/36                                  1,831           1,514
   Macy's Retail Holdings
         5.350%, 03/15/12                                  1,617           1,524
   McDonald's MTN
         6.300%, 03/01/38                                  1,585           1,564
         5.350%, 03/01/18                                  7,505           7,346
   News America
         6.200%, 12/15/34                                    315             294
   Rogers Cable
         5.500%, 03/15/14                                    910             884
   Target
         7.000%, 01/15/38                                  2,040           2,129
         4.000%, 06/15/13                                    355             344

                                                    Face Amount    Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Time Warner
         7.700%, 05/01/32                          $       4,185   $       4,380
         6.875%, 05/01/12                                    350             360
   Time Warner Cable
         5.850%, 05/01/17                                  1,230           1,180
   Time Warner Entertainment
         8.375%, 07/15/33                                  3,735           4,080
   Wal-Mart Stores
         6.200%, 04/15/38                                  5,580           5,483
         5.800%, 02/15/18                                  3,360           3,496
   Walt Disney
         4.700%, 12/01/12 (B)                              1,306           1,311
   Yum! Brands
         6.875%, 11/15/37                                  2,685           2,547
                                                                   -------------
                                                                          99,222
                                                                   -------------
CONSUMER STAPLES -- 0.6%

   Diageo Capital
         5.200%, 01/30/13                                  3,310           3,325
   Dr Pepper Snapple Group
         7.450%, 05/01/38 (C)                                821             849
         6.820%, 05/01/18 (C)                              6,727           6,796
   Estee Lauder
         5.550%, 05/15/17                                  2,355           2,314
   GlaxoSmithKline Capital
         6.375%, 05/15/38                                  2,935           2,898
   Kraft Foods
         7.000%, 08/11/37                                  1,657           1,636
         6.125%, 02/01/18                                  6,623           6,478
         6.125%, 08/23/18                                  2,175           2,122
   Philip Morris Capital
         7.500%, 07/16/09                                  1,155           1,156
   Philip Morris International
         6.375%, 05/16/38                                    819             799
         5.650%, 05/16/18                                  4,573           4,474
   Reynolds American
         7.875%, 05/15/09 (B)                              1,630           1,663
   Safeway
         6.350%, 08/15/17                                  5,196           5,368
                                                                   -------------
                                                                          39,878
                                                                   -------------
ENERGY -- 2.4%

   Anadarko Finance, Ser B
         7.500%, 05/01/31                                  5,363           5,875
   Anadarko Petroleum
         6.450%, 09/15/36                                  2,055           2,047
         5.950%, 09/15/16                                  6,320           6,368
         3.200%, 06/16/08 (A)                              4,650           4,604
   Apache
         5.625%, 01/15/17                                    390             396
   Canadian Natural Resources
         5.700%, 05/15/17                                  2,175           2,145


     154 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Conoco Funding
         7.250%, 10/15/31                          $         885   $       1,006
         6.950%, 04/15/29                                  3,685           4,061
         6.350%, 10/15/11                                    430             454
   ConocoPhillips
         5.900%, 10/15/32                                     10              10
         5.900%, 05/15/38                                    700             684
   Devon Financing
         6.875%, 09/30/11                                  5,610           5,938
   El Paso
         6.950%, 06/01/28                                  2,250           2,091
   El Paso Natural Gas
         5.950%, 04/15/17                                  1,045           1,007
   EMP Nacional de Petroleo
         6.750%, 11/15/12 (C)                                171             178
         4.875%, 03/15/14 (C)                                892             843
   Energy Transfer Partners
         6.700%, 07/01/18                                  4,900           4,964
   Gaz Capital for Gazprom
         6.510%, 03/07/22 (C)                              4,640           4,374
         6.212%, 11/22/16 (C)                              8,377           8,164
   Hess
         7.875%, 10/01/29                                  1,130           1,305
         7.300%, 08/15/31                                  4,595           5,079
   Husky Energy
         6.800%, 09/15/37                                  1,085           1,066
   Husky Oil
         7.550%, 11/15/16                                  1,725           1,854
   Kerr-McGee
         6.950%, 07/01/24                                  2,325           2,428
   Kinder Morgan Energy Partners
         7.125%, 03/15/12                                  1,760           1,838
         6.000%, 02/01/17                                  3,140           3,108
         5.950%, 02/15/18                                  5,743           5,598
         5.000%, 12/15/13                                  1,190           1,148
   Knight
         6.500%, 09/01/12                                  6,840           6,823
   Mantis Reef
         4.799%, 11/03/09 (C)                              1,397           1,363
   Marathon Oil
         6.000%, 10/01/17                                  2,216           2,211
         5.900%, 03/15/18                                  2,335           2,309
   Nakilat
         6.267%, 12/31/33 (C)                                227             198
   Northwest Pipeline
         6.050%, 06/15/18 (C)                              1,435           1,410
   Pemex Project Funding Master Trust
         6.625%, 06/15/35 (B)                              5,622           5,677
   Petrobras International Finance
         6.125%, 10/06/16                                  6,230           6,370
   Petro-Canada
         6.800%, 05/15/38                                  2,185           2,137
   Petroleum Export
         4.623%, 06/15/10 (C)                                276             275

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Plains All American Pipeline
         6.500%, 05/01/18 (C)                      $       3,284   $       3,272
   Ras Laffan Liquefied Natural Gas III
         6.332%, 09/30/27 (C)                              2,590           2,355
   Sonat
         7.625%, 07/15/11                                  2,880           2,953
   Southern Natural Gas
        5.900%, 04/01/17 (C)                               1,965           1,887
   Transcontinental Gas Pipe Line
        6.050%, 06/15/18 (C)                               1,148           1,125
   Transocean
         6.800%, 03/15/38                                  1,259           1,300
         6.000%, 03/15/18                                  3,914           3,952
   Weatherford International
         7.000%, 03/15/38                                  1,110           1,156
         6.350%, 06/15/17                                  2,005           2,059
         5.950%, 06/15/12                                  1,685           1,722
   Williams
         8.750%, 03/15/32                                  2,170           2,528
         7.750%, 06/15/31                                    740             788
   Williams, Ser A
         7.500%, 01/15/31                                     20              21
   XTO Energy
         7.500%, 04/15/12                                  1,320           1,417
         6.375%, 06/15/38                                  3,040           2,913
         5.650%, 04/01/16                                    390             385
         5.500%, 06/15/18                                  8,482           8,141
                                                                   -------------
                                                                         145,380
                                                                   -------------
FINANCIALS -- 12.2%

   ABX Financing
        6.350%, 10/15/36 (C)                               5,200           4,843
   Ace INA Holdings
        6.700%, 05/15/36                                     640             617
        5.700%, 02/15/17                                   1,400           1,364
   Aegon, Ser CMS
        4.205%, 07/15/08 (A)                               2,180           1,324
   Aiful
        5.000%, 08/10/10 (C)                               2,620           2,522
        4.450%, 02/16/10 (C)                               3,322           3,152
   Allied Capital
        6.625%, 07/15/11                                   7,095           6,999
   Allied World Assurance Holdings
        7.500%, 08/01/16                                   2,000           1,982
   American Express
        8.150%, 03/19/38                                   3,379           3,856
        7.000%, 03/19/18                                     889             931
        6.800%, 09/01/08 (A)                               1,725           1,634
   American Express Bank
        5.500%, 04/16/13                                   3,910           3,862
   American Express Credit MTN
        5.875%, 05/02/13                                   5,915           5,919
   American General Finance MTN
        6.900%, 12/15/17                                   2,300           2,182


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 155

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   American International Group
         8.175%, 11/15/08 (A) (C)                   $       1,125   $       1,079
         6.250%, 03/15/37                                   5,000           3,998
         5.850%, 01/16/18                                   4,246           4,097
   Andina de Fomento
         5.125%, 05/05/15                                     710             670
   ASIF Global Financing XIX
         4.900%, 01/17/13 (C)                                 450             435
   Australia & New Zealand Banking
      Group
         3.181%, 10/31/08 (A)                               1,400             943
   BAC Capital Trust XIV
         5.630%, 03/15/12 (A)                               2,715           2,204
   Banco Mercantil del Norte
         6.135%, 10/13/08 (A) (C)                             775             750
   Bank of America
         8.125%, 11/15/08 (A)                               1,287           1,286
         8.000%, 07/30/08 (A)                               7,493           7,425
         5.750%, 12/01/17                                   2,270           2,229
         5.650%, 05/01/18                                   5,941           5,757
         5.420%, 03/15/17                                   2,500           2,361
         5.375%, 06/15/14                                   1,340           1,346
   Bank of Ireland
         2.875%, 06/23/08 (A)                               1,030             680
   Bank of Scotland
         3.063%, 11/28/08 (A)                                 330             201
   Bank One
         7.875%, 08/01/10                                   4,440           4,736
   BankAmerica Capital II, Ser 2
         8.000%, 12/15/26                                     402             395
   Banponce Trust I, Ser A
         8.327%, 02/01/27                                   2,590           2,444
   Barclays Bank
         6.050%, 12/04/17 (C)                               2,097           2,049
         3.125%, 08/29/08 (A)                                 380             242
   Barclays Bank, Ser ONE
         5.563%, 07/18/08 (A)                                 780             499
   Barnett Capital III
         3.498%, 08/01/08 (A)                                 600             440
   Bear Stearns
         7.250%, 02/01/18                                   1,030           1,096
         6.400%, 10/02/17                                   6,140           6,166
   BNP Paribas
         2.708%, 09/23/08 (A)                               1,080             779
   BRE Properties
         7.450%, 01/15/11++                                 3,100           3,190
   Capital One Financial MTN
         3.270%, 06/11/08 (A)                               1,230           1,169
   Caterpillar Financial Services MTN
         5.450%, 04/15/18                                     359             356
         4.850%, 12/07/12                                   1,408           1,404
   Citigroup
         8.400%, 10/30/08 (A)                               6,268           6,214
         6.875%, 03/05/38                                  16,105          15,773
         6.125%, 05/15/18                                   5,980           5,867

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
         5.500%, 04/11/13                           $      14,464   $      14,405
         5.500%, 02/15/17                                  10,000           9,350
         3.625%, 02/09/09 (B)                               2,930           2,926
   Citigroup Capital XXI
         8.300%, 06/21/08 (A)                               3,422           3,423
   Countrywide Financial MTN
         5.104%, 06/26/08 (A) (B)                           8,284           7,674
         4.000%, 03/22/11                                   3,000           2,687
         2.874%, 06/18/08 (A)                                 650             645
         2.849%, 06/19/08 (A)                                 500             459
   Credit Suisse First Boston
         5.750%, 02/15/18                                   9,760           9,514
         5.000%, 05/15/13                                   8,690           8,532
         2.875%, 06/30/08 (A)                                 655             426
   Danske Bank
         5.914%, 06/16/08 (A) (C)                             536             483
   Delta Air Lines
         6.619%, 03/18/11                                     420             405
   DEN Norske Creditbank
         2.938%, 08/29/08 (A)                                 390             254
   Depfa ACS Bank
         5.125%, 03/16/37 (C)                               4,200           3,935
   Deutsche Bank Capital Funding Trust
         5.628%, 07/19/08 (A) (C)                           4,789           4,089
   Dresdner Funding Trust I
         8.151%, 06/30/31 (C)                               1,336           1,105
   Dryden Investor Trust
         7.157%, 07/23/08 (C)                                 498             499
   Eksportfinans
         5.500%, 05/25/16                                   4,250           4,475
         5.125%, 10/26/11                                   1,078           1,116
   Equity One
         3.875%, 04/15/09++                                 7,100           6,951
   Export-Import Bank of Korea
         5.500%, 10/17/12                                   3,585           3,584
   Farmers Exchange Capital
         7.200%, 07/15/48 (C)                               3,582           3,200
         7.050%, 07/15/28 (C)                               1,063             963
   Farmers Insurance Exchange
         8.625%, 05/01/24 (C)                               4,118           4,273
   Fifth Third Bancorp
         8.250%, 03/01/38                                     810             835
   First Industrial MTN
         7.500%, 12/01/17                                   2,765           2,639
   Ford Motor Credit LLC
         7.875%, 06/15/10                                   7,200           6,823
         7.375%, 10/28/09                                  15,740          15,329
         7.250%, 10/25/11                                     329             294
         6.625%, 06/16/08                                  10,480          10,475
   Fund American
         5.875%, 05/15/13                                   1,448           1,396
   General Electric Capital
         6.375%, 11/15/08 (A)                               8,380           8,250
         6.150%, 08/07/37                                   1,450           1,384


     156 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
         5.875%, 01/14/38                           $       1,347   $       1,224
         5.625%, 05/01/18                                   8,100           8,017
   General Electric Capital, Ser A MTN
         3.750%, 12/15/09                                   3,998           3,998
   Glen Meadow Pass-Through Trust
         6.505%, 08/15/08 (A) (C)                           2,900           2,608
   Glitnir Banki
         7.451%, 09/14/08 (A) (C)                             500             347
         6.693%, 06/15/08 (A) (C)                           4,480           3,348
         6.375%, 09/25/12 (C)                               3,100           2,721
         6.330%, 07/28/11 (C)                               2,440           2,177
   GMAC LLC
         7.750%, 01/19/10                                   2,370           2,224
         7.250%, 03/02/11                                   2,755           2,360
         5.625%, 05/15/09 (B)                               7,680           7,414
         5.276%, 06/25/08 (A)                              11,009           7,937
   Goldman Sachs Capital II
         5.793%, 12/01/08 (A)                              21,926          16,472
   Goldman Sachs Group
         6.750%, 10/01/37                                   4,852           4,553
         6.600%, 01/15/12                                   2,630           2,733
         6.345%, 02/15/34                                   1,825           1,576
         6.150%, 04/01/18                                   1,090           1,078
         5.950%, 01/18/18                                     955             935
   Harley-Davidson Funding
         6.800%, 06/15/18 (C)                                 797             793
   HBOS
         5.920%, 10/01/08 (A) (C)                           8,400           6,559
         5.375%, 11/01/08 (A) (C)                             962             855
   HBOS Capital Funding
         6.071%, 06/30/08 (A) (C)                           1,920           1,649
   HCP
         6.000%, 01/30/17++                                 6,000           5,337
         5.650%, 12/15/13++                                 4,050           3,807
   Highwoods Properties
         7.500%, 04/15/18++                                 1,339           1,272
   Hongkong & Shanghai Banking
         3.062%, 07/09/08 (A)                                 750             491
   HSBC Bank, Ser 1M
         5.625%, 06/30/08 (A)                               1,460             964
   HSBC Bank, Ser 3M
         5.537%, 06/23/08 (A)                               2,320           1,509
   HSBC Finance
         8.000%, 07/15/10                                   2,330           2,442
         7.000%, 05/15/12                                   1,975           2,070
         6.375%, 11/27/12                                     365             376
   HSBC Holdings
         6.800%, 06/01/38                                   2,305           2,206
   HVB Funding Trust III
         9.000%, 10/22/31 (C)                               1,226           1,149
   ILFC E-Capital Trust II
         6.250%, 06/21/08 (A) (B) (C)                       1,200             987
   International Lease Finance MTN
         5.750%, 06/15/11                                   1,080           1,067

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   John Deere Capital MTN
         4.950%, 12/17/12                           $       1,598   $       1,608
   JPMorgan Chase
         7.900%, 10/23/08 (A)                               7,387           7,354
         6.400%, 05/15/38                                   9,660           9,288
         6.000%, 10/01/17                                   3,105           3,100
         6.000%, 01/15/18                                   6,385           6,318
         5.750%, 01/02/13                                   3,670           3,759
         5.150%, 10/01/15                                     240             233
         5.125%, 09/15/14                                     445             437
         4.750%, 05/01/13                                   3,455           3,395
   JPMorgan Chase Capital XVIII
         6.950%, 08/17/36                                     990             905
   JPMorgan Chase Capital XX
         6.550%, 09/29/36                                     709             616
   Kaupthing Bank
         7.625%, 02/28/15 (C)                               8,130           7,582
         7.125%, 05/19/16 (C)                              12,000           9,259
         5.750%, 10/04/11 (C)                               1,120             973
   Landsbanki Islands
         6.100%, 08/25/11 (C)                               6,520           6,127
   Lazard Group
         7.125%, 05/15/15                                   6,135           5,720
         6.850%, 06/15/17                                   4,305           3,914
   Lehman Brothers Holdings MTN
         14.500%, 06/20/08 (A)                              4,940           4,646
         11.000%, 05/07/08 (A)                              5,269           4,441
         8.920%, 08/16/08 (A)                               3,023           2,381
         7.500%, 05/11/38                                   1,821           1,670
         6.875%, 05/02/18                                   1,080           1,048
         6.750%, 12/28/17                                   3,145           2,967
         6.200%, 09/26/14                                   1,560           1,506
         5.625%, 01/24/13                                   7,034           6,692
         5.250%, 02/06/12                                     965             921
         4.500%, 06/17/08 (A)                              14,410          13,927
   Lehman Brothers Holdings Capital
      Trust V MTN
         5.857%, 11/30/08 (A)                              20,630          14,750
         3.479%, 08/31/08 (A)                               1,310             932
   Lehman Brothers Holdings, Ser H
      MTN
         8.510%, 11/30/08 (A)                               3,736           3,771
   Liberty Mutual Group
         7.500%, 08/15/36 (B) (C)                           2,674           2,351
   Liberty Property
         7.750%, 04/15/09++                                 1,026           1,045
         6.375%, 08/15/12++                                   397             389
   Lloyds TSB Bank
         5.687%, 06/17/08 (A)                                 870             548
   Lloyds TSB Bank, Ser 2
         2.813%, 08/21/08 (A)                                 760             494
   Mangrove Bay Pass-Through Trust
         6.102%, 07/15/08 (A) (C)                           2,095           1,315


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 157

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Marathon Oil
      6.600%, 10/01/37                              $       2,154   $       2,139
   MASTR Alternative Loans Trust, Ser 3
      6.250%, 06/01/08                                        802             697
   Merna Reinsurance
      4.446%, 07/03/08 (A) (C)                              4,950           4,698
   Merrill Lynch MTN
      8.950%, 11/18/08 (A)                                  4,315           4,299
      8.680%, 11/02/08 (A)                                  4,160           3,778
      7.750%, 05/14/38                                      1,640           1,548
      7.430%, 09/01/22                                          4               4
      6.875%, 04/25/18                                      4,005           3,933
   Metlife
      6.400%, 12/15/36 (B)                                 10,010           8,799
   Metlife Capital Trust IV
      7.875%, 06/12/08 (C)                                  1,125           1,109
   Metlife Capital Trust X
      9.250%, 10/08/08 (A) (C)                              2,700           3,048
   Mizuho Financial Group Cayman
      8.375%, 04/27/09                                        785             791
      8.375%, 12/29/49                                        530             534
   Morgan Stanley MTN
      6.625%, 04/01/18                                     11,520          11,728
      5.950%, 12/28/17                                      4,115           3,899
      4.750%, 04/01/14                                      2,270           2,093
      3.184%, 07/18/08 (A)                                  1,530           1,326
   MUFG Capital Finance 1
      6.346%, 07/25/08 (A)                                  1,840           1,635
   National Capital Trust II
      5.486%, 06/17/08 (A) (C)                              3,207           2,762
   National City Preferred Capital Trust I
      12.000%, 12/10/08 (A)                                   331             341
   National Westminster Bank
      3.250%, 08/22/08 (A)                                    740             466
   National Westminster Bank, Ser C
      3.125%, 08/29/08 (A)                                    160             102
   Nationwide Mutual Insurance
      6.600%, 04/15/34 (C)                                  2,483           2,178
   NB Capital Trust IV
      8.250%, 04/15/27                                      4,865           5,052
   North Front Pass-Through Trust MTN
      5.810%, 06/15/08 (A) (C)                              5,291           4,922
   Paribas
      2.750%, 06/19/08 (A)                                    693             473
   Pemex Finance
      9.690%, 08/15/09                                        625             644
   PF Export Receivables Master Trust
      6.436%, 06/01/15 (C)                                  1,491           1,472
   PNC Funding
      5.250%, 11/15/15                                      2,925           2,720
   Power Receivable Finance LLC
      6.290%, 01/01/12 (C)                                    910             933
   Power Receivables Financial
      6.290%, 01/01/12                                      2,882           2,954

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Prime Property Fund
      5.600%, 06/15/11++ (C)                        $       3,380   $       3,342
      5.500%, 01/15/14++ (C)                                5,000           4,631
   Progressive
      6.700%, 06/15/08 (A)                                  1,981           1,749
   Prologis
      6.625%, 05/15/18++                                      765             758
   Prudential Financial MTN
      6.625%, 12/01/37                                        836             817
      6.000%, 12/01/17 (B)                                    775             765
      5.700%, 12/14/36                                        595             514
   Rabobank Capital Funding II
      5.260%, 12/29/49 (A) (C)                              1,171           1,069
   Rabobank Capital Funding Trust
      5.254%, 06/30/08 (A) (C)                              1,337           1,142
   RBS Capital Trust III
      5.512%, 09/30/08 (A)                                    400             346
   Residential Capital LLC
      8.500%, 06/01/08                                        130              65
      8.125%, 11/21/08                                      3,130           2,880
      8.000%, 08/22/08                                      2,310           1,155
      5.816%, 07/17/08 (A)                                    470             385
      5.758%, 08/22/08 (A)                                  1,320           1,076
   Resona Preferred Global Securities
      Cayman
      7.191%, 07/30/08 (A) (B) (C)                          2,590           2,420
   Royal Bank of Canada
      2.786%, 06/21/08 (A)                                  1,010             795
   Royal Bank of Scotland Group
      7.640%, 07/01/08 (A)                                  1,300           1,221
      6.990%, 10/04/08 (A) (C)                              2,230           2,063
      5.563%, 06/23/08 (A)                                  2,530           1,569
   RSHB Capital
      6.299%, 05/15/17 (C)                                  5,600           5,250
   Security Benefit Life Insurance
      8.750%, 05/15/16 (C)                                  5,200           5,411
   Shinsei Finance Cayman
      6.418%, 07/20/08 (A) (B) (C)                          4,960           3,423
   Simon Property Group
      5.750%, 05/01/12++                                    1,875           1,880
      5.300%, 05/30/13++                                      736             728
      3.750%, 01/30/09++                                    3,000           2,974
   SLM MTN
      5.150%, 06/01/08 (A)                                  4,180           4,023
   SMFG Preferred Capital
      6.078%, 07/25/08 (A) (C)                              6,810           5,935
   Societe Generale
      3.003%, 11/26/08 (A)                                    180             131
      3.003%, 11/26/08 (A)                                    680             495
   Standard Chartered
      5.087%, 06/14/08 (A)                                    200             128
   Standard Chartered, Ser 1
      5.259%, 07/18/08 (A)                                  1,840           1,159


     158 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Standard Chartered, Ser 2
      3.062%, 11/07/08 (A)                          $       2,800   $       1,736
   Standard Chartered, Ser 4
      3.962%, 07/18/08 (A)                                    290             209
   State Street Capital Trust III
      8.250%, 09/15/08 (A)                                    797             812
   Stingray Pass-Through Trust MTN
      5.902%, 01/12/15 (C)                                  3,600             666
   Sumitomo Mitsui Banking
      8.150%, 08/01/08                                        442             442
      8.150%, 08/29/49                                        951             952
   SunTrust Bank
      7.250%, 03/15/18                                      1,057           1,087
   SunTrust Capital VIII
      6.100%, 06/15/08 (A) (B)                              5,450           4,477
   SunTrust Preferred Capital I
      5.853%, 12/15/11 (A)                                 17,379          13,208
   TNK-BP Finance MTN
      7.875%, 03/13/18 (C)                                  2,140           2,105
      7.500%, 07/18/16                                        140             135
      7.500%, 07/18/16 (C)                                  3,750           3,689
      6.625%, 03/20/17 (C)                                  1,750           1,590
   Toll Road Investors Partnership II
      4.917%, 02/15/45 (C) (D)                              5,923             773
   Travelers
      6.250%, 08/15/08 (A) (B)                              5,890           5,065
   Twin Reefs Pass-Through Trust
      3.590%, 06/10/08 (A) (C)                                641              44
   UBS
      5.875%, 12/20/17 (B)                                  2,250           2,238
   UDR
      5.500%, 04/01/14++                                    2,900           2,673
      5.000%, 01/15/12++                                    2,000           1,897
   UFJ Finance Aruba
      8.750%, 08/13/49                                        316             316
      8.750%, 11/29/49                                      1,060           1,061
   USB Capital IX
      6.189%, 10/15/08 (A)                                  1,518           1,275
   Wachovia
      5.250%, 08/01/14                                        250             242
   Wachovia Bank
      6.600%, 01/15/38                                        840             777
      6.000%, 11/15/17                                      6,800           6,659
   Wachovia Capital Trust III
      5.800%, 09/15/08 (A)                                  6,317           4,833
   Washington Mutual
      4.625%, 04/01/14                                      3,040           2,493
   Washington Mutual Preferred
      Funding Delaware
      6.534%, 06/15/08 (A) (C)                                300             174
   WEA Finance LLC
      7.125%, 04/15/18 (C)                                 12,215          12,676
   Wells Fargo
      5.000%, 11/15/14                                      1,145           1,113

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Wells Fargo Capital X
      5.950%, 12/15/36 (B)                          $         960   $         869
   Westfield Capital
      4.375%, 11/15/10 (C)                                  4,600           4,539
   Westfield Group
      5.400%, 10/01/12++ (C)                                3,253           3,190
   Westpac Banking
      2.806%, 09/30/08 (A)                                    870             668
   Westpac Capital Trust IV
      5.256%, 09/30/08 (A) (B) (C)                          1,259           1,024
   Woodbourne Capital Trust I
      3.549%, 07/08/08 (A) (C)                                625             406
   Woodbourne Capital Trust II
      3.549%, 07/08/08 (A) (C)                                625             406
   Woodbourne Capital Trust III
      3.550%, 07/08/08 (A) (C)                                625             406
   Woodbourne Capital Trust IV
      3.550%, 07/08/08 (A) (C)                                625             406
   ZFS Finance USA Trust I
      6.150%, 06/15/08 (A) (C)                              2,549           2,324
                                                                    -------------
                                                                          744,933
                                                                    -------------
HEALTH CARE -- 0.7%

   Abbott Laboratories
      5.600%, 11/30/17                                        470             473
   AstraZeneca
      5.400%, 09/15/12                                      1,645           1,676
      5.400%, 06/01/14                                      1,065           1,090
   Baxter International
      1.250%, 12/01/37                                      1,881           1,868
   Bristol-Myers Squibb
      6.125%, 05/01/38                                      1,101           1,057
      5.875%, 11/15/36                                         95              88
   Cardinal Health
      5.850%, 12/15/17                                      4,875           4,772
   Coventry Health Care
      5.950%, 03/15/17                                      4,415           4,006
   GlaxoSmithKline
      5.650%, 05/15/18                                      8,578           8,481
   HCA
      5.750%, 03/15/14                                      5,548           4,757
   Merck
      5.750%, 11/15/36                                      1,011             950
   Schering-Plough
      6.550%, 09/15/37                                      3,455           3,379
   Tenet Healthcare
      7.375%, 02/01/13                                        168             157
   UnitedHealth Group
      6.875%, 02/15/38                                      5,622           5,378
   WellPoint
      5.875%, 06/15/17                                        330             318


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 159

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Wyeth
      6.700%, 03/15/11                              $       7,954   $       8,436
      5.950%, 04/01/37                                      3,610           3,429
                                                                    -------------
                                                                           50,315
                                                                    -------------
INDUSTRIALS -- 2.1%

   Abu Dhabi National Energy
      5.620%, 10/25/12 (C)                                 11,433          11,422
   Air 2 US
      8.027%, 10/01/19 (C)                                  4,244           3,756
   America West Airlines, Ser 99-1
      7.930%, 01/02/19                                      4,619           4,538
   American Airlines, Ser 99-1
      7.024%, 10/15/09                                      2,320           2,291
   American Water Capital
      6.593%, 10/15/37 (C)                                    330             315
      6.085%, 10/15/17 (C)                                    644             634
   Burlington Northern Santa Fe
      5.750%, 03/15/18                                      2,220           2,196
   Cedar Brakes I LLC
      8.500%, 02/15/14 (C)                                  1,306           1,399
   Cedar Brakes II LLC
      9.875%, 09/01/13 (C)                                  4,831           5,327
   Continental Airlines
      5.983%, 04/19/22 (B)                                  3,000           2,565
   Continental Airlines, Ser 971A
      7.461%, 04/01/15                                      1,491           1,372
   Continental Airlines, Ser 99-2
      7.256%, 03/15/20                                      1,318           1,278
   Continental Airlines, Ser AMBC
      6.236%, 03/15/20                                      2,137           1,945
   CSX
      7.450%, 04/01/38                                      1,232           1,257
      6.250%, 04/01/15                                        930             925
   Delta Air Lines
      7.379%, 05/18/10                                      2,278           2,250
      6.821%, 08/10/22                                      2,529           2,276
   Delta Air Lines, Ser 2001-1
      7.111%, 09/18/11                                     13,350          12,616
   Diageo Capital
      5.750%, 10/23/17                                      2,331           2,323
   E.I. Du Pont de Nemours
      5.000%, 01/15/13                                        896             901
   General Electric
      5.250%, 12/06/17 (B)                                  1,700           1,663
   Hutchison Whampoa International
      7.450%, 11/24/33 (C)                                  3,610           3,759
   Kinder Morgan Energy Partners MTN
      6.950%, 01/15/38                                        160             159
   Lockheed Martin
      4.121%, 03/14/13                                      1,080           1,046
   McDonald's
      6.300%, 10/15/37                                      1,253           1,240
      5.800%, 10/15/17                                        483             491

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   News America
      6.650%, 11/15/37 (C)                          $       1,422   $       1,405
   Nordstrom
      7.000%, 01/15/38                                      3,967           3,823
   Northwest Airlines, Ser 1A-2
      6.841%, 04/01/11                                      4,500           4,354
   Panhandle Eastern Pipeline
      6.200%, 11/01/17                                        784             747
   Pemex Project Funding Master Trust
      6.625%, 06/15/35 (C)                                    140             141
   PepsiCo
      4.650%, 02/15/13                                        604             612
   Petrobras International Finance
      5.875%, 03/01/18                                      5,885           5,768
   Stauffer Chemical
      6.535%, 04/15/17 (D)                                    350             206
      6.516%, 04/15/18 (D)                                    860             474
      4.405%, 04/15/10 (D)                                    300             277
   Tyco International Group
      7.000%, 06/15/28                                      1,875           1,760
      6.875%, 01/15/29                                      7,382           6,938
      6.750%, 02/15/11                                      1,170           1,206
      6.375%, 10/15/11                                      8,785           9,005
      6.125%, 11/01/08                                        320             321
      6.125%, 01/15/09                                        120             121
      6.000%, 11/15/13                                      1,945           1,937
   Union Pacific
      5.700%, 08/15/18 (B)                                  1,830           1,805
   United Air Lines
      6.602%, 09/01/13                                      1,383           1,365
   United Parcel Service
      4.500%, 01/15/13                                      7,640           7,687
   United Technologies
      6.500%, 06/01/09                                      1,670           1,718
      5.400%, 05/01/35                                        670             602
   Waste Management
      7.375%, 05/15/29                                          5               5
      7.125%, 12/15/17                                      4,840           5,159
      7.100%, 08/01/26                                      1,375           1,375
                                                                    -------------
                                                                          128,755
                                                                    -------------
INFORMATION TECHNOLOGY -- 0.4%

   Corning
      7.250%, 08/15/36                                        990             984
   Electronic Data Systems
      7.125%, 10/15/09                                      2,990           3,051
   Hewlett-Packard
      5.500%, 03/01/18 (B)                                  2,180           2,159
   Lexmark International
      6.650%, 06/01/18                                        803             781
      5.900%, 06/01/13                                        913             894
   Oracle
      5.750%, 04/15/18                                      5,883           5,847
      4.950%, 04/15/13                                      3,845           3,858


     160 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Xerox
      6.350%, 05/15/18                              $       4,360   $       4,304
      5.650%, 05/15/13                                      2,175           2,157
      5.500%, 05/15/12                                      2,175           2,160
                                                                    -------------
                                                                           26,195
                                                                    -------------
MATERIALS -- 0.4%

   ArcelorMittal
      6.125%, 06/01/18 (C)                                  1,346           1,314
   Codelco
      4.750%, 10/15/14 (C)                                    900             882
   Freeport-McMoRan Copper & Gold
      8.375%, 04/01/17                                      7,725           8,304
   International Paper
      8.700%, 06/15/38                                        932             936
      7.950%, 06/15/18                                      1,305           1,307
   PPG Industries
      7.700%, 03/15/38                                        775             858
      6.650%, 03/15/18                                        615             642
      5.750%, 03/15/13                                        615             624
   Vale Overseas
      8.250%, 01/17/34                                        210             240
      6.875%, 11/21/36                                      7,748           7,679
      6.250%, 01/23/17                                      1,090           1,098
   Weyerhaeuser
      6.750%, 03/15/12                                        410             424
                                                                    -------------
                                                                           24,308
                                                                    -------------
SOVEREIGN -- 0.7%

   Canadian Government Bond
      4.000%, 12/01/31                                      1,195           1,772
   Deutsche Bundesrepublik
      3.750%, 01/04/15                                      6,750          10,131
   Emirate of Abu Dhabi
      5.500%, 08/02/12 (C)                                  5,500           5,685
   Federal Republic of Brazil
      6.000%, 01/17/17 (B)                                  6,350           6,706
   Russian Federation Registered
      7.500%, 03/31/30                                      1,061           1,208
   United Mexican States MTN
      7.500%, 04/08/33                                        218             258
      6.050%, 01/11/40                                      3,134           3,087
      5.625%, 01/15/17                                         84              86
   United Mexican States MTN, Ser A
      6.750%, 09/27/34                                      9,488          10,372
      5.875%, 01/15/14                                      1,550           1,622
                                                                    -------------
                                                                           40,927
                                                                    -------------
TELECOMMUNICATION SERVICES -- 1.2%

   America Movil
      6.375%, 03/01/35                                      1,411           1,356
      6.125%, 11/15/37 (B)                                  1,278           1,184
      5.625%, 11/15/17                                      2,350           2,289

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
AT&T
   6.400%, 05/15/38 (B)                             $       1,637   $       1,596
   5.600%, 05/15/18                                         1,635           1,608
   5.100%, 09/15/14                                         6,805           6,751
BellSouth
   4.750%, 11/15/12                                           190             188
Bellsouth Telecommunications
   7.000%, 12/01/95                                         2,415           2,301
British Telecommunications
   8.375%, 12/15/10                                         1,310           1,420
   5.950%, 01/15/18                                         3,878           3,796
COX Communications
   6.950%, 06/01/38 (C)                                       281             280
   6.250%, 06/01/18 (C)                                     1,586           1,584
Deutsche Telekom International
Finance
   5.750%, 03/23/16                                         2,175           2,142
Embarq
   7.995%, 06/01/36                                         1,754           1,697
France Telecom
   7.750%, 03/01/11                                         3,175           3,400
New Cingular Wireless Services
   8.125%, 05/01/12                                         1,255           1,374
News America
   6.650%, 11/15/37                                           260             257
Qwest
   7.500%, 10/01/14                                         4,615           4,592
Rogers Communications
   6.375%, 03/01/14                                         5,550           5,602
Royal KPN
   8.000%, 10/01/10                                         5,100           5,419
Sprint Capital
   8.750%, 03/15/32                                           390             352
   8.375%, 03/15/12                                         5,300           5,154
   6.900%, 05/01/19                                           120             102
Telecom Italia Capital
   7.721%, 06/04/38                                         1,635           1,645
   6.999%, 06/04/18                                         3,980           3,992
   5.250%, 11/15/13                                           580             553
   5.250%, 10/01/15                                           370             341
   4.950%, 09/30/14                                         1,320           1,215
Telefonica Emisiones
   5.984%, 06/20/11                                         4,865           4,923
   5.855%, 02/04/13                                           830             837
Verizon Communications
   6.100%, 04/15/18                                         1,380           1,407
   5.500%, 02/15/18                                           400             391
Verizon Global Funding
   7.375%, 09/01/12                                         1,730           1,875
   6.875%, 06/15/12                                           465             495
                                                                    -------------
                                                                           72,118
                                                                    -------------


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 161

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
UTILITIES -- 1.6%

   Allegheny Energy Supply
         8.250%, 04/15/12 (C)                       $       1,765   $       1,862
   Arizona Public Services
         8.000%, 12/30/15                                     707             771
   Centerpoint Energy
         5.875%, 06/01/08                                   5,000           5,000
   CMS Energy
         6.550%, 07/17/17                                   1,800           1,735
   Commonwealth Edison
         6.450%, 01/15/38                                   2,130           2,049
         6.150%, 03/15/12                                   3,168           3,253
         6.150%, 09/15/17                                   1,840           1,834
         5.950%, 08/15/16                                   1,234           1,226
         4.700%, 04/15/15                                   1,305           1,218
   Consolidated Edison of New York
         6.750%, 04/01/38 (B)                                 440             455
         5.850%, 04/01/18                                   3,200           3,236
   Dominion Resources
         5.700%, 09/17/12                                   3,560           3,634
         4.750%, 12/15/10                                     740             747
   Dominion Resources, Ser D
         5.125%, 12/15/09                                     850             860
   DPL
         6.875%, 09/01/11                                   5,125           5,331
   DTE Energy
         7.050%, 06/01/11                                   6,528           6,802
   Duke Energy
         5.625%, 11/30/12                                     425             438
   Duke Energy Carolinas
         6.000%, 01/15/38                                   3,130           3,047
   Empresa Nacional de Electricidad
         8.625%, 08/01/15                                     340             387
   Exelon
         5.625%, 06/15/35                                   2,605           2,230
   FirstEnergy, Ser B
         6.450%, 11/15/11                                     320             330
   FirstEnergy, Ser C
         7.375%, 11/15/31                                   5,825           6,266
   FPL Group Capital
         6.650%, 06/15/08 (A)                                 185             166
         6.350%, 10/01/08 (A)                                 568             504
   Hydro Quebec, Ser JL
         6.300%, 05/11/11                                   1,050           1,119
   Intergas Finance
         6.375%, 05/14/17                                     370             333
         6.375%, 05/14/17 (C)                               4,853           4,361
   Midamerican Energy Holdings
         6.125%, 04/01/36                                     595             573
         5.750%, 04/01/18 (C)                               3,525           3,519
   Nevada Power
         8.250%, 06/01/11                                   4,305           4,618
   Nisource Finance
         6.800%, 01/15/19                                   3,547           3,481
         6.150%, 03/01/13                                   1,304           1,299

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   NorthWestern
         5.875%, 11/01/14                           $       1,532   $       1,498
   Pacific Gas & Electric
         6.050%, 03/01/34                                   3,275           3,144
         5.800%, 03/01/37                                     840             777
   Pacificorp
         6.250%, 10/15/37                                   2,905           2,879
   Power Contract Financing
         6.256%, 02/01/10 (C)                               2,470           2,508
   Progress Energy
         6.850%, 04/15/12                                   1,565           1,654
   SCANA MTN
         6.250%, 04/01/20                                   1,137           1,128
   Southern California Edison
         5.950%, 02/01/38 (B)                               1,265           1,234
   SWEPCO Capital Trust I
         5.250%, 10/01/08 (A)                               4,465           4,480
   TXU
         6.500%, 11/15/24                                     410             309
   TXU, Ser P
         5.550%, 11/15/14                                     370             300
   TXU, Ser R
         6.550%, 11/15/34                                   4,385           3,319
   Virginia Electric and Power
         5.100%, 11/30/12                                   1,520           1,529
                                                                    -------------
                                                                           97,443
                                                                    -------------
Total Corporate Obligations
   (Cost $1,530,954) ($ Thousands)                                      1,469,474
                                                                    -------------
U.S. TREASURY OBLIGATIONS -- 13.8%
   U.S. Treasury Bonds
         8.875%, 02/15/19 (B)                               7,358          10,226
         8.750%, 08/15/20                                     877           1,229
         8.125%, 08/15/19 (B)                               2,160           2,874
         7.125%, 02/15/23 (B)                               5,742           7,266
         6.250%, 08/15/23 to 05/15/30 (B)                  24,571          29,061
         6.125%, 11/15/27 (B)                              19,998          23,532
         5.375%, 02/15/31 (B)                               3,553           3,874
         5.000%, 05/15/37                                  27,487          28,808
         4.500%, 02/15/36 (B)                               7,299           7,062
         2.500%, 05/31/10                                  46,133          46,044
         1.750%, 01/15/28                                  19,027          17,927
   U.S. Treasury Inflation Protection
      Security
         3.875%, 04/15/29                                   1,999           2,577
         3.625%, 04/15/28 (B)                              30,611          37,875
         3.375%, 01/15/12                                     276             303
         2.500%, 07/15/16 (B)                               6,742           7,303
         2.375%, 04/15/11 to 01/15/27 (B)                  32,432          33,754
         2.000%, 04/15/12 to 01/15/26 (B)                  27,428          28,311
         1.875%, 07/15/15 (B)                              35,625          36,950
         0.875%, 04/15/10                                   6,028           6,096


     162 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   U.S. Treasury Notes
         5.125%, 05/15/16 (B)                       $      16,583   $      17,938
         4.750%, 05/15/14 to 02/15/37 (B)                  42,394          43,296
         4.625%, 07/31/12 to 02/15/17 (B)                  46,480          48,562
         4.500%, 05/15/10 to 03/31/12 (B)                  27,865          29,037
         4.375%, 02/15/38 (B)                                 470             446
         4.250%, 09/30/12 to 11/15/17 (B)                  25,500          26,481
         3.875%, 05/15/18                                  40,331          39,779
         3.625%, 12/31/12 (B)                             136,361         138,044
         3.500%, 02/15/18                                   1,527           1,459
         3.250%, 12/31/09                                     262             265
         3.125%, 04/30/13                                  96,362          95,158
         2.750%, 02/28/13                                      12              12
         2.500%, 03/31/13                                  30,472          29,258
         2.125%, 04/30/10 (B)                              25,445          25,216
         2.000%, 02/28/10 (B)                               3,058           3,029
         1.750%, 03/31/10 (B)                               1,640           1,615
   U.S. Treasury STRIPS
         6.625%, 11/15/21 (B) (D)                          23,570          12,387
         4.432%, 11/15/27 (D)                              10,385           4,004
                                                                    -------------
Total U.S. Treasury Obligations
   (Cost $834,905) ($ Thousands)                                          847,058
                                                                    -------------
ASSET-BACKED SECURITIES -- 4.7%

AUTOMOTIVE -- 0.9%

   Americredit Prime Automobile
      Receivable, Ser 2007-1, Cl A3
         5.270%, 11/08/11                                   3,692           3,702
   Capital Auto Receivables Asset Trust,
      Ser 2007-1, Cl A3A
         5.000%, 04/15/11                                   3,433           3,465
   Capital Auto Receivables Asset Trust,
      Ser 2007-4A, Cl A4
         5.300%, 12/15/11                                   2,495           2,484
   Daimler Chrysler Auto Trust,
      Ser 2008-B, Cl A4A
         5.320%, 11/10/14                                   1,926           1,919
   Daimler Chrysler Auto Trust,
      Ser 2008-B, Cl A3A
         4.710%, 09/10/12                                   1,633           1,630
   Ford Credit Auto Owner Trust,
      Ser 2007-B, Cl A4A
         5.240%, 07/15/12                                     126             127
         5.160%, 04/15/13                                  18,315          18,166
   Harley-Davidson Motorcycle Trust,
      Ser 2006-3, Cl A4
         5.220%, 06/15/13                                   1,148           1,161
   Harley-Davidson Motorcycle Trust,
      Ser 2007-1, Cl A3
         5.220%, 03/15/12                                     873             883
   Harley-Davidson Motorcycle Trust,
      Ser 2007-2, Cl A4
         5.120%, 08/15/13                                   1,081           1,089

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Hyundai Auto Receivables Trust,
      Ser 2007-A, Cl A3A
         5.040%, 01/17/12                           $       1,414   $       1,423
   Nissan Auto Receivables Owner
      Trust, Ser 2007-B, Cl A4
         5.160%, 03/17/14                                   5,435           5,455
   Triad Auto Receivables Owner Trust,
      Ser 2006-C, Cl A3
         5.410%, 08/12/11                                   5,407           5,398
         5.260%, 11/14/11                                   1,517           1,502
   USAA Auto Owner Trust,
      Ser 2008-2, Cl A4
         5.160%, 11/15/13                                     253             252
   Volkswagen Auto Loan Enhanced
      Trust, Ser 2008-1, Cl A3
         4.500%, 07/20/12                                   2,724           2,720
   WFS Financial Owner Trust,
      Ser 2005-3, Cl A3A
         4.250%, 06/17/10                                      90              91
   World Omni Auto Receivables Trust,
      Ser 2007-B, Cl A3A
         5.280%, 01/17/12                                   1,615           1,627
                                                                    -------------
                                                                           53,094
                                                                    -------------
CREDIT CARDS -- 1.8%

   Capital One Multi-Asset Execution
      Trust, Ser 2006-A11, Cl A11
         2.604%, 06/16/08 (A)                              11,599          10,496
   Capital One Multi-Asset Execution
      Trust, Ser 2007-A7, Cl A7
         5.750%, 07/15/20                                   4,374           4,298
   Capital One Multi-Asset Execution
      Trust, Ser 2008-A3, Cl A3
         5.050%, 02/15/16                                  33,257          32,593
   Capital One Multi-Asset Execution
      Trust, Ser 2008-A5, Cl A5
         4.850%, 02/18/14                                   4,386           4,414
   Chase Issuance Trust, Ser 2008-A4,
      Cl A4
         4.650%, 03/15/15                                  17,081          16,754
   Citibank Credit Card Issuance Trust,
      Ser 2007-A8, Cl A8
         5.650%, 09/20/19                                   2,846           2,784
   Citibank Credit Card Issuance Trust,
      Ser 2008-A1, Cl A1
         5.350%, 02/07/20                                   4,245           4,044
   Discover Card Master Trust I,
      Ser 2006-2, Cl A2
         2.544%, 06/16/08 (A)                               7,228           6,906
   Discover Card Master Trust,
      Ser 2007-A1, Cl A1
         5.650%, 03/16/20                                  11,520          11,105


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 163

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Discover Card Master Trust,
      Ser 2008-A3, Cl A3
         5.100%, 10/15/13                           $      11,967   $      11,982
   Providian Master Note Trust,
      Ser 2005-B1A, Cl A
         2.544%, 06/16/08 (A) (C)                           2,661           2,636
   Washington Mutual Master Note
      Trust, Ser 2006-A2A, Cl A
         2.564%, 06/15/08 (A) (C)                           3,000           2,789
   Washington Mutual Master Note
      Trust, Ser 2007-A1, Cl A1
         2.544%, 06/16/08 (A) (C)                           5,785           5,481
   Washington Mutual Master Note
      Trust, Ser 2007-A2, Cl A2
         2.544%, 06/16/08 (A) (C)                             523             500
                                                                    -------------
                                                                          116,782
                                                                    -------------
MORTGAGE RELATED SECURITIES -- 0.4%

   ABS Home Equity, Ser 2001-HE3,
      Cl A1
         3.054%, 06/16/08 (A)                                 281             255
   ACE Securities, Ser 2006-SL3, Cl A1
         2.493%, 06/25/08 (A)                               7,995           4,009
   AFC Home Equity Loan Trust,
      Ser 2000-1, Cl 2A
         2.633%, 06/25/08 (A)                               3,340           1,297
   Conseco Finance Home Loan Trust,
      Ser 2001-D, Cl A5
         6.190%, 11/15/32                                   7,783           7,642
   Contimortgage Home Equity Trust,
      Ser 1997-2, Cl A9
         7.090%, 04/15/28                                      21              21
   Contimortgage Home Equity Trust,
      Ser 1997-5, Cl A6
         6.870%, 07/15/08 (A)                                  39              39
   Countrywide Home Equity Loan Trust,
      Ser 2004-K, Cl 2A
         2.814%, 06/16/08 (A)                               1,131             914
   Countrywide Home Equity Loan Trust,
      Ser 2005-F, Cl 2A
         2.754%, 06/16/08 (A)                               2,972           1,279
   Delta Funding Home Equity Loan
      Trust, Ser 1999-3, Cl A1A
         3.334%, 06/16/08 (A)                                 310             269
   Equivantage Home Equity Loan Trust,
      Ser 1997-2, Cl A3
         7.775%, 06/01/08                                     269             197
   Master Asset-Backed Securities Trust,
      Ser 2005-AB1, Cl A1B
         5.143%, 06/01/08                                      31              31
   Morgan Stanley Home Equity Loans,
      Ser 2007-1, Cl A1
         2.443%, 06/25/08 (A)                                 967             955

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Origen Manufactured Housing,
      Ser 2002-A, Cl A1
         2.754%, 06/15/08 (A)                       $          59   $          59
   RBSGC Mortgage Pass-Through
      Certificates, Ser 2007-B, Cl 1A4
         2.843%, 06/25/08 (A)                               7,554           6,375
                                                                    -------------
                                                                           23,342
                                                                    -------------
OTHER ASSET-BACKED SECURITIES -- 1.6%

   CenterPoint Energy Transition Bond
      LLC, Ser 2008-A, Cl A1
         4.192%, 02/01/20                                   1,993           1,932
   CenterPoint Energy Transition Bond
      LLC, Ser 2008-A, Cl A2
         5.234%, 02/01/23                                   1,160           1,100
   CIGNA CDO, Ser 1996-1, Cl A2
         6.460%, 11/15/08 (C)                               2,943           2,733
   Citicorp Residential Mortgage
      Securities, Ser 2006-1, Cl A1
         5.956%, 07/25/36                                     467             464
   CNH Equipment Trust, Ser 2004-A,
      Cl A4A
         2.624%, 06/16/08 (A)                               1,436           1,436
   Connecticut RRB Special Purpose
      Trust CL&P, Ser 2001-1, Cl A5
         6.210%, 12/30/11                                   1,371           1,413
   Conseco Finance Home Loan Trust,
      Ser 2000-E, Cl M1
         8.130%, 06/15/08 (A)                               3,307           3,215
   Conseco Finance Securitizations,
      Ser 2000-4, Cl A6
         8.310%, 07/01/08 (A)                                 875             659
   Countrywide Asset-Backed
      Certificates, Ser 2001-BC3, Cl A
         2.873%, 06/25/08 (A)                                  73              64
   Countrywide Asset-Backed
      Certificates, Ser 2003-BC2, Cl 2A1
         2.993%, 06/25/08 (A)                                 115             108
   Countrywide Asset-Backed
      Certificates, Ser 2006-15, Cl A3
         5.689%, 07/25/08 (A)                                 208             189
   Countrywide Asset-Backed
      Certificates, Ser 2006-S1, Cl A2
         5.549%, 08/25/21                                   3,190           2,951
   Countrywide Asset-Backed
      Certificates, Ser 2007-3, Cl 2A1
         2.493%, 06/25/08 (A)                               1,064           1,016
   Credit-Based Asset Servicing and
      Securitization LLC, Ser 2006-CB2,
      Cl AF2
         5.501%, 12/25/36                                   1,982           1,926


     164 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Credit-Based Asset Servicing and
      Securitization LLC, Ser 2007-RP1,
      Cl A
         2.703%, 06/25/08 (A) (C)                   $      18,601   $      14,252
   Diamond Investment Grade CDO,
      Ser 1X, Cl A1
         3.099%, 10/11/08                                   7,191           7,074
   Dominos Pizza Master Issuer LLC,
      Ser 2007-1, Cl A2
         5.261%, 04/25/37 (C)                               3,452           2,927
   Embarcadero Aircraft Securitization
      Trust, Ser 2000-A, Cl A1
         2.994%, 06/16/08 (A) (C)                           4,334           3,640
   Equity One, Ser 2003-2, Cl M1
         5.050%, 09/25/33                                     961             866
   First Horizon Asset Back Trust,
      Ser 2004-HE2, Cl A
         2.612%, 06/25/08 (A)                               1,603           1,370
   First Horizon Asset Back Trust,
      Ser 2006-HE2, Cl A
         2.523%, 06/25/08 (A)                                 741             590
   Ford Credit Floorplan Master Owner
      Trust, Ser 2006-4, Cl A
         2.764%, 06/16/08 (A)                               5,007           4,576
   Great America Leasing Receivables,
      Ser 2006-1, Cl A3
         5.340%, 01/15/10 (C)                               2,015           2,023
   Green Tree Financial, Ser 1996-5,
      Cl A6
         7.750%, 07/15/27                                     753             773
   GSAMP Trust, Ser 2003-SEA, Cl A1
         2.792%, 06/25/08 (A)                               2,460           2,142
   Lehman XS Trust, Ser 2005-5N,
      Cl 1A1
         2.693%, 06/01/08 (A)                               6,216           5,027
   Lehman XS Trust, Ser 2005-7N,
      Cl 1A1B
         2.693%, 06/25/08 (A)                               4,589           3,137
   Lehman XS Trust, Ser 2006-GP1,
      Cl A4A
         2.723%, 06/25/08 (A)                               8,101           4,928
   Lone Star CDO Funding, Ser IX, Cl A
         5.889%, 06/15/08                                   7,305           7,287
   Master Alternative Loans Trust,
      Ser 2004-4, Cl 1A1
         5.500%, 05/25/34                                   2,841           2,645
   Mid-State Trust, Ser 2003-11, Cl A1
         4.864%, 07/15/38                                   3,069           2,793
   MSCC Heloc Trust, Ser 2005-1, Cl A
         2.582%, 06/25/08 (A)                                 539             427
   Nelnet Student Loan Trust,
      Ser 2008-4, Cl A4
         4.100%, 07/25/08 (A)                               3,980           3,979

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Oncor Electric Delivery Transition
      Bond, Ser 2003-1, Cl A2
         4.030%, 02/15/12                           $       1,808   $       1,810
   SLM Student Loan Trust, Ser 2005-3,
      Cl A4
         2.990%, 07/25/08 (A)                               1,744           1,712
   Start, Ser 2003-1, Cl X
         4.426%, 07/21/08                                   2,758           2,717
   Start, Ser 2003-3, Cl X
         4.326%, 07/21/08                                     687             677
   Swift Master Auto Receivables Trust,
      Ser 2007-1,
      Cl A
         2.614%, 06/16/08 (A)                               1,340           1,267
   TMS SBA Loan Trust, Ser 1999-1,
      Cl A
         3.050%, 06/15/08 (A)                                  94              81
                                                                    -------------
                                                                           97,926
                                                                    -------------
Total Asset-Backed Securities
   (Cost $307,582) ($ Thousands)                                          291,144
                                                                    -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.1%
   FHLB
         4.625%, 10/10/12 (B)                               5,000           5,139
   FHLB DN
         2.063%, 06/18/08 (D)                               7,975           7,967
         2.053%, 06/13/08 (B) (D)                           2,595           2,593
         2.023%, 06/06/08 (D)                               1,325           1,325
         1.953%, 06/04/08 (D)                               5,800           5,799
   FHLMC
         5.625%, 11/23/35 (B)                               5,250           5,199
   FHLMC DN
         2.106%, 06/27/08 (D) (H)                              45              45
         2.081%, 06/23/08 (D) (H)                             662             661
         2.070%, 07/14/08 (D)                               2,013           2,008
         2.060%, 07/21/08 (D) (I)                          74,466          74,252
         2.052%, 06/06/08 (D)                               4,745           4,744
   FNMA
         3.250%, 04/09/13                                   2,215           2,138
   FNMA DN
         2.055%, 07/21/08 (D) (I)                          10,508          10,478
         2.030%, 06/25/08 (D) (H)                              90              90
         1.833%, 12/15/08 (D) (H)                           8,703           8,595
                                                                    -------------
Total U.S. Government Agency Obligations
   (Cost $131,018) ($ Thousands)                                          131,033
                                                                    -------------
MUNICIPAL BONDS -- 0.4%
   Commonwealth of Massachusetts,
      Ser A, RB, FGIC
      Pre-Refunded @ 100
         5.375%, 06/01/12 (E)                                 785            849


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 165

SCHEDULE OF INVESTMENTS

May 31, 2008


                                                     Face Amount
                                                    ($ Thousands)    Market Value
Description                                            /Shares      ($ Thousands)
-------------------------------------------------   -------------   -------------
   Commonwealth of Massachusetts,
      Ser B, GO, AMBAC
      Pre-Refunded @ 100
         5.000%, 08/01/14 (E)                       $       1,190   $       1,292
   Commonwealth of Massachusetts,
      Ser B, GO, FSA
      Pre-Refunded @ 100
         5.500%, 03/01/12 (E)                               2,100           2,272
   Commonwealth of Massachusetts,
      Ser E, GO, FSA
      Pre-Refunded @ 100
         5.250%, 01/01/13 (E)                               1,835           1,990
   County of Galveston, Ser C, GO,
      AMBAC
      Pre-Refunded @ 100
         5.000%, 02/01/13 (E)                               2,090           2,266
   County of Harris, Ser B, GO
      Pre-Refunded @ 100
         5.250%, 10/01/13 (E)                               2,901           3,212
   Greenville County School District, RB
      Pre-Refunded @ 101
         5.500%, 12/01/12 (E)                               1,305           1,454
   Metropolitan Atlanta Rapid Transit
      Authority, RB, MBIA
      Pre-Refunded @ 100
         5.000%, 01/01/13 (E)                                 655             709
   Michigan State, Tobacco Settlement
      Finance, Ser A, RB
         7.309%, 06/01/34                                   2,510           2,350
   San Diego, Tobacco Settlement Asset-
      Backed, RB
         7.125%, 06/01/32                                   1,422           1,327
   State of Washington, Ser C, GO
      Callable 01/01/18 @ 100
         5.000%, 01/01/33                                   1,465           1,508
   University of Texas, Ser D, RB
      Pre-Refunded @ 100
         5.000%, 08/15/14 (E)                               2,020           2,206
                                                                    -------------
Total Municipal Bonds
   (Cost $21,667) ($ Thousands)                                            21,435
                                                                    -------------

PREFERRED STOCK --0.1%
   Aegon, 4.000% (A)                                      106,895           2,169
   Deutsche Bank Contingent
      Capital Trust II, 6.550% (B)                         38,000             860
   Fannie Mae, 4.500% (A)                                  13,000             247
   Merrill Lynch, 4.000% (A)                               63,100           1,010
   Metlife, 6.500%                                         86,821           1,953
   Zurich RegCaPS Funding Trust,
         3.775% (A) (C)                                       325             286
                                                                    -------------
Total Preferred Stock
   (Cost $7,999) ($ Thousands)                                              6,525
                                                                    -------------


                                                       Notional Amount
                                                        (Thousands)/
                                                         Face Amount        Market Value
Description                                         ($ Thousands)/Shares   ($ Thousands)
-------------------------------------------------   --------------------   -------------
PURCHASED SWAPTIONS -- 0.0%
   U.S. Swaption Call, Merrill Lynch                              11,686   $         848
   U.S. Swaption Call, Merrill Lynch                              88,575           1,327
                                                                           -------------
Total Purchased Swaptions
   (Cost $959) ($ Thousands)                                                       2,175
                                                                           -------------

EURODOLLAR -- 0.0%
   Barclays O/S Investment
         3.189%, 11/16/08 (A)                       $                160              98
   Lloyds TSB Bank
         5.523%, 08/31/08                                          1,600           1,040
                                                                           -------------
Total EuroDollar
   (Cost $1,510) ($ Thousands)                                                     1,138
                                                                           -------------
COMMERCIAL PAPER -- 0.1%
   Rabobank USA Financial
         2.335%, 06/20/08                                          6,300           6,292
                                                                           -------------
Total Commercial Paper
   (Cost $6,292) ($ Thousands)                                                     6,292
                                                                           -------------

CERTIFICATES OF DEPOSIT -- 0.1%
   JPMorgan Chase Bank
         7.590%, 06/28/08 (A)                                      2,630           2,541
         8.750%, 08/28/08                                          2,751           2,728
                                                                           -------------
Total Certificates of Deposit
   (Cost $5,259) ($ Thousands)                                                     5,269
                                                                           -------------

AFFILIATED PARTNERSHIP -- 12.8%
   SEI Liquidity Fund, L.P.,
      2.810%**+ (G)                                          786,304,045         786,304
                                                                           -------------
Total Affililated Partnership
   (Cost $786,304) ($ Thousands)                                                 786,304
                                                                           -------------

CASH EQUIVALENTS -- 3.6%
   Evergreen Institutional Money
      Market Fund, Institutional Class,
      2.520%**                                                 1,779,020           1,779
   SEI Daily Income Trust,
      Prime Obligation Fund, Cl A,
      2.460%**+                                              222,837,501         222,838
                                                                           -------------
Total Cash Equivalents
   (Cost $224,617) ($ Thousands)                                                 224,617
                                                                           -------------


     166 SEI Institutional Investments Trust / Annual Report / May 31, 2008


                                                     Face Amount
                                                    ($ Thousands)    Market Value
Description                                           /Contracts    ($ Thousands)
-------------------------------------------------   -------------   -------------
REPURCHASE AGREEMENT (F) -- 3.2%
   Deutsche Bank
      2.250%, dated 05/30/08,
      to be repurchased on 06/02/08,
      repurchase price $ 194,836,525
      (collateralized by a Freddie Mac
      obligation, par value $196,752,000,
      3.250%, 02/19/10; with total
      market value $ 198,696,000)                   $     194,800   $     194,800
                                                                    -------------
Total Repurchase Agreement
   (Cost $194,800) ($ Thousands)                                          194,800
                                                                    -------------
Total Investments -- 129.9%
   (Cost $8,143,561) ($ Thousands)                                  $   7,990,186
                                                                    =============

WRITTEN OPTIONS -- 0.0%
   June 2008 90 Day Euro Call,
      Expires 06/21/08,
      Strike Price $95.88*                                    (10)            (36)
   June 2008 90 Day Euro Put,
      Expires 06/21/08,
      Strike Price $96.25*                                   (203)             (1)
   June 2008 90 Day Euro Put,
      Expires 06/21/08,
      Strike Price $95.88*                                   (216)             (1)
   June 2008 U.S. Ten Year Treasury
      Put, Expires 06/21/08,
      Strike Price $97.13*                                   (327)             (8)


                                                     Contracts/
                                                      Notional
                                                       Amount        Market Value
Description                                          (Thousands)    ($ Thousands)
-------------------------------------------------   -------------   -------------
   September 2008 U.S. Ten Year
      Treasury Call, Expires 08/16/08,
      Strike Price $118*                                      (38)  $         (10)
   September 2008 U.S. Ten Year
      Treasury Call, Expires 08/16/08,
      Strike Price $112*                                     (233)           (354)
   September 2008 U.S. Ten Year
      Treasury Call, Expires 08/16/08,
      Strike Price $114*                                     (280)           (306)
   September 2008 U.S. Ten Year
      Treasury Call, Expires 08/16/08,
      Strike Price $117*                                     (577)           (207)
   September 2008 U.S. Ten Year
      Treasury Put, Expires 08/16/08,
      Strike Price $109.5*                                   (211)           (142)
   September 2008 U.S. Ten Year
      Treasury Put, Expires 08/16/08,
      Strike Price $110*                                     (348)           (277)
   September 2008 U.S. Ten Year
      Treasury Put, Expires 08/16/08,
      Strike Price $111*                                     (229)           (254)
                                                                    -------------
Total Written Options
   (Premiums Received $1,913) ($ Thousands)                                (1,596)
                                                                    -------------

WRITTEN SWAPTION -- 0.0%
   U.S. Swaption Call, Merrill Lynch*                     (44,000)         (2,035)
                                                                    -------------
Total Written Swaption
   (Premiums Received $959) ($ Thousands)                                  (2,035)
                                                                    -------------

A summary of outstanding swap agreements held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financial Statements):

                              INTEREST RATE SWAPS


                                                                                                         NET UNREALIZED
                                                                                                          APPRECIATION
                                                                                       NOTIONAL AMOUNT   (DEPRECIATION)
COUNTERPARTY             FUND PAYS         FUND RECEIVES            TERMINATION DATE     (THOUSANDS)      ($THOUSANDS)
----------------------   ---------------   ----------------------   ----------------   ---------------   --------------
Deutsche Bank            3-month LIBOR     4.40%                         05/31/12              13,126       $    165
Deutsche Bank            4.44%             6-month EURIBOR               04/14/18        EUR   16,400            779
Deutsche Bank            6-month EURIBOR   4.25%                         04/14/10        EUR   78,700         (1,615)
Deutsche Bank            6-month EURIBOR   4.46%                         05/12/10        EUR    6,200            (93)
Citigroup                3-month LIBOR     4.86%                         11/15/09               5,820            141
J.P. Morgan Chase Bank   3-month LIBOR     4.39%                         11/15/09              10,420            181
Lehman Brothers          4.52%             5y5y swaption straddle        05/24/17               6,830             96
Lehman Brothers          4.65%             5y5y swaption straddle        05/18/17              12,000             69
Lehman Brothers          5.05%             5y5y swaption straddle        10/16/17               3,060            (71)
Lehman Brothers          3-month LIBOR     5.14%                         11/30/09               4,050            113
Lehman Brothers          3-month LIBOR     7.16%                         05/25/22               6,000              3
Lehman Brothers          3-month LIBOR     7.88%                         06/04/22               4,170            (16)
Lehman Brothers          3-month LIBOR     4.17%                         06/03/11              77,330             --
Lehman Brothers          4.93%             3-month LIBOR                 06/03/19              18,830             --
Merrill Lynch            3-month LIBOR     5.04%                         11/30/09               4,060            109
Merrill Lynch            3-month LIBOR     3.40%                         02/26/13               6,594           (167)
Merrill Lynch            3-month LIBOR     4.15%                         11/23/09              10,500            144
Merrill Lynch            3-month LIBOR     4.81%                         11/15/09               5,850            138
Merrill Lynch            5.00%             5y5y swaption straddle        10/18/17               3,060            (91)
Merrill Lynch            5.03%             5y5y swaption straddle        10/16/17               3,060            (99)
Merrill Lynch            3-month LIBOR     3.70%                         02/26/13              13,162           (145)
Citigroup                2.88%             3-month LIBOR                 04/14/11               6,528            149
Citigroup                3-month LIBOR     3.19%                         04/22/10              31,972           (114)
Citigroup                3-month LIBOR     4.27%                         01/23/18              19,207            379
                                                                                                            --------
                                                                                                            $     55
                                                                                                            ========


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 167

SCHEDULE OF INVESTMENTS

May 31, 2008

                              CREDIT DEFAULT SWAPS

                                                                                                                  NET UNREALIZED
                                                                              (PAYS)/                 NOTIONAL     APPRECIATION
                                                                   BUY/SELL   RECEIVES  TERMINATION    AMOUNT     (DEPRECIATION)
COUNTERPARTY         REFERENCE ENTITY/OBLIGATION                  PROTECTION    RATE       DATE      (THOUSANDS)  ($ THOUSANDS)
-------------------  -------------------------------------------  ----------  --------  -----------  -----------  --------------
Deutsche Bank        ABX.HE.AAA 06-2 Index                           sell       0.11      05/25/46      4,100      $  (1,227)
Morgan Stanley       Conocophillips 4.75% 10/15/2020                 sell       0.27      09/20/12      1,620             (9)
Lehman Brothers      ABX.HE.AA 06-2 Index                            sell       0.17      05/25/46      4,720           (243)
Lehman Brothers      ABX.HE.AA 06-2 Index                            sell       0.17      05/25/46      2,360            (33)
Lehman Brothers      ABX.HE.AA 06-2 Index                            sell       0.17      05/25/46     10,000         (1,144)
Barclays Bank PLC    ABX.HE.AA 07-1 Index                            sell       0.15      08/25/37        800           (496)
Citigroup            ABX.HE.AA 07-1 Index                            sell       0.15      08/25/37      1,300           (871)
Citigroup            ABX.HE.AA 07-1 Index                            sell       0.15      08/25/37      1,300           (813)
Citigroup            ABX.HE.AA 07-1 Index                            sell       0.15      08/25/37      1,300           (790)
Citigroup            ABX.HE.AA 07-1 Index                            sell       0.15      08/25/37      2,650         (1,533)
Lehman Brothers      ABX.HE.AA 07-1 Index                            sell       0.15      08/25/37      6,505         (3,618)
Citigroup            ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      1,700         (1,339)
Citigroup            ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      4,720         (3,509)
Citigroup            ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      1,900         (1,476)
Citigroup            ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      1,355         (1,019)
Citigroup            ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      1,950         (1,351)
Citigroup            ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      1,300           (852)
Citigroup            ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      7,080         (4,491)
Citigroup            ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      2,440         (1,475)
JPMorgan Chase Bank  ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      4,550         (2,825)
JPMorgan Chase Bank  ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      2,600         (1,699)
JPMorgan Chase Bank  ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      1,300           (837)
Lehman Brothers      ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      3,000           (717)
Lehman Brothers      ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      1,975           (513)
Lehman Brothers      ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      1,975           (619)
Lehman Brothers      ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      1,975           (731)
Lehman Brothers      ABX.HE.AA 07-2 Index                            sell       1.92      01/25/38      1,975           (610)
Barclays Bank PLC    ABX.HE.AAA 07-1 Index                           sell       0.09      08/25/37      4,680         (1,123)
Citigroup            ABX.HE.AAA 07-1 Index                           sell       0.09      08/25/37      3,545           (839)
Lehman Brothers      ABX.HE.AAA 07-1 Index                           sell       0.09      08/25/37      7,500           (279)
Lehman Brothers      ABX.HE.AAA 07-1 Index                           sell       0.09      08/25/37        750              1
Lehman Brothers      ABX.HE.AAA 07-1 Index                           sell       0.09      08/25/37        170            (25)
Lehman Brothers      ABX.HE.AAA 07-2 Index                           sell       0.76      01/25/38      9,000           (437)
Lehman Brothers      ABX.HE.AAA 07-2 Index                           sell       0.76      01/25/38      4,000           (123)
Lehman Brothers      ABX.HE.AAA 07-2 Index                           sell       0.76      01/25/38      2,000             (5)
Morgan Stanley       ABX.HE.AAA 07-2 Index                           sell       0.76      01/25/38      4,000            (33)
Morgan Stanley       ABX.HE.AAA 07-2 Index                           sell       0.76      01/25/38      3,000            (10)
Lehman Brothers      ABX.HE.BBB 07-2 Index                           sell       5.00      01/25/38      5,650         (2,134)
Lehman Brothers      ABX.HE.BBB 07-2 Index                           sell       5.00      01/25/38      2,210           (648)
Lehman Brothers      ABX.HE.BBB 07-2 Index                           sell       5.00      01/25/38      2,790           (805)
Citigroup            ABX.HE.BBB 07-2 Index                           sell       5.00      01/25/38      2,350           (878)
Deutsche Bank        Ambac Assurance, 03/20/2013                     buy       (3.35)     03/20/13        525            100
UBS                  Ambac Assurance, 03/20/2013                     buy       (2.90)     03/20/13        525            107
Barclays Bank PLC    Goldman Sachs Group, 12/20/2012                 buy       (0.75)     12/20/12        300              9
Citigroup            Ambac Assurance, 12/20/2012                     buy       (2.75)     03/20/13      1,050            219
Citigroup            Pulte Homes, 12/20/2012                         buy       (3.91)     12/20/12      1,600            101
JPMorgan Chase Bank  Ambac Assurance, 12/20/2012                     buy       (0.74)     12/20/12      8,725            255
JPMorgan Chase Bank  Ambac Assurance, 12/20/2012                     buy       (0.75)     12/20/12      4,000            107
JPMorgan Chase Bank  Morgan Stanley, 12/20/2012                      buy       (0.91)     12/20/12      8,500            392
Citigroup            Pulte Homes, 12/20/2012                         buy       (3.88)     12/20/12      3,050            193
Barclays Bank PLC    Lehman Brothers Hldg Inc, 12/20/2017            buy       (1.16)     12/20/14     10,700            959
Citigroup            Toll Brothers, 12/20/2012                       buy       (2.83)     12/20/12      1,400             91
Merrill Lynch        Toll Brothers, 12/20/2012                       buy       (2.78)     12/20/12      3,300            217
Merrill Lynch        Toll Brothers, 12/20/2012                       buy       (2.83)     12/20/12      2,000            130
Merrill Lynch        Centex, 12/20/2012                              buy       (3.56)     12/20/12      1,970            178
Merrill Lynch        Centex, 12/20/2012                              buy       (3.65)     12/20/12      1,375            123
Citigroup            Darden Restaurants Inc, 7.125% 02/01/2016       buy       (2.40)     03/20/15      1,200            (64)
Deutsche Bank        Darden Restaurants Inc, 7.125% 02/01/2016       buy       (2.25)     03/20/13        600            (22)
Morgan Stanley       Darden Restaurants Inc, 7.125% 02/01/2016       buy       (2.25)     03/20/13        600            (22)
Deutsche Bank        Pulte Homes Inc, 5.25% 01/15/2014               buy       (4.00)     03/20/15      2,250           (208)
Deutsche Bank        Pulte Homes Inc, 5.25% 01/15/2014               buy       (4.62)     03/20/13      2,250           (200)
Citigroup            Lloyds TSB Bank, 12/20/2017                     buy       (0.51)     12/20/17      3,200             94
Citigroup            Royal Bank of Scotland, 12/20/2017              buy       (0.70)     12/20/17      3,200            137
Citigroup            CDX.NA.IG 9 Index                               sell       0.74      12/20/12     10,000           (156)
Citigroup            CDX.NA.IG 9 Index                               sell       0.78      12/20/12      5,000            (78)
Citigroup            CDX.NA.IG.10 Index                              buy       (1.55)     06/20/13     29,710           (330)
Citigroup            DTE Energy Company                              buy       (0.70)     06/20/11      6,528            (33)
Citigroup            General Electric Capital Corporation            sell       1.17      03/20/13      7,000           (173)
Citigroup            Hsbc Bank Plc                                   buy       (0.61)     12/20/17      4,500            120
Citigroup            Lehman Brothers Hldg Inc, 6.875% 01/18/2012     buy       (1.10)     12/20/12      5,000            354
Citigroup            Wachovia Corporation                            sell       1.17      03/20/13      4,000            (37)
                                                                                                                    --------
                                                                                                                    $(39,615)
                                                                                                                    ========

     168 SEI Institutional Investments Trust / Annual Report / May 31, 2008

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financial Statements):

                                                         UNREALIZED
                           NUMBER OF                    APPRECIATION
                           CONTRACTS     EXPIRATION    (DEPRECIATION)
TYPE OF CONTRACT          LONG (SHORT)      DATE       ($ THOUSANDS)
-----------------------   ------------   ----------   ---------------
3 Months Euribor              260         Jun-2008           $  (558)
90-Day Euro$                  654         Jun-2008             3,621
90-Day Euro$                  777         Sep-2008              (736)
90-Day Euro$                  101         Dec-2008               127
90-Day Euro$                1,045         Mar-2009            (1,042)
Euro-Bund                     526         Jun-2008            (4,149)
U.S. 10-Year Note            (969)        Sep-2008             1,603
U.S. 2-Year Note                1         Sep-2008                --
U.S. 2-Year Note              360         Oct-2008              (144)
U.S. 5-Year Note            3,358         Sep-2008            (2,597)
U.S. Long Treasury Bond      (111)        Sep-2008               (86)
                                                             -------
                                                             $(3,961)
                                                             =======

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financials Statements):

                                           UNREALIZED
             CURRENCY        CURRENCY     APPRECIATION
MATURITY     TO DELIVER     TO RECEIVE    (DEPRECIATION)
  DATE      (THOUSANDS)    (THOUSANDS)    ($ THOUSANDS)
--------   ------------   --------------   -------------
8/5/08     EUR  25,929    USD     41,017          $ 859
8/5/08     GBP   9,109    USD     17,932             28
8/5/08     USD  22,592    JPY  2,316,816           (560)
                                                  -----
                                                  $ 327
                                                  =====

Percentages are based on a Net Assets of $6,149,448 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of May 31, 2008.

+    Investment in affiliated security (see Note 3).

++   Real Estate Investment Trust

(A) Variable Rate Security - The rate reported is the rate in effect as of May 31, 2008. The date reported is the next reset date.

(B) This security or a partial position of this security is on loan at May 31, 2008. The total value of securities on loan at May 31, 2008 was $746,702 ($ Thousands).

(C) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(D) Zero coupon security. The rate reported is the effective yield at time of purchase.

(E)  Pre-Refunded Security -- The maturity date shown is the pre-refunded date.

(F)  Tri-Party Repurchase Agreement.

(G) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2008 was $786,304 ($ Thousands).

(H) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(I) Security, or portion thereof, has been pledged as collateral on open swap contracts.

ABS -- Asset-Backed Security

ARM -- Adjustable Rate Mortgage

CDO -- Collateralized Debt Obligation

Cl -- Class

CMO -- Collateralized Mortgage Obligation

DN -- Discount Note

EUR -- Euro

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GBP -- British Pound Sterling

GNMA -- Government National Mortgage Association

GO -- General Obligation

IO -- Interest Only - face amount represents notional amount

JPY -- Japanese Yen

LLC -- Limited Liability Company

L.P. -- Limited Partnership

MTN -- Medium Term Note

PIPE -- Private Investment in Public Entity

RB -- Revenue Bond

Ser -- Series

STRIPS -- Separately Traded Registered Interest and Principal Securities

TBA -- To Be Announced

TIPS -- Treasury Inflated Protection Securities

USD -- U.S. Dollar

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 169

SCHEDULE OF INVESTMENTS

High Yield Bond Fund
May 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)++:

                                  (BAR CHART)

Consumer Discretionary            21.0%
Affiliated Partnership            13.4%
Energy                             9.5%
Financials                         8.0%
Telecommunication Services         7.7%
Loan Participations                7.6%
Materials                          7.4%
Industrials                        6.8%
Collateralized Debt Obligations    4.2%
Information Technology             3.9%
Utilities                          3.3%
Consumer Staples                   2.7%
Health Care                        2.4%
Short-Term Investments             1.8%
Preferred Stock                    0.1%
Common Stock                       0.1%
Convertible Bonds                  0.1%

++ Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
CORPORATE OBLIGATIONS -- 81.6%

CONSUMER DISCRETIONARY -- 23.9%

   Adelphia Communications
      (escrow security) (E)
         10.250%, 06/15/11                          $         125   $         11
         7.875%, 05/01/09                                      75              6
         7.750%, 01/15/09                                     250             21
   Adelphia Communications, Ser B
      PIK (escrow security)
         9.500%, 02/15/04                                      25              2
   American Greetings
         7.375%, 06/01/16                                     800            798
   Amscan Holdings
         8.750%, 05/01/14                                   1,725          1,591
   ARAMARK
         8.500%, 02/01/15                                     300            307
   Aramark Services
         6.373%, 08/22/08 (A)                                 325            312
   ArvinMeritor
         8.750%, 03/01/12 (B)                               2,450          2,291
   Asbury Automotive Group
         7.625%, 03/15/17                                     225            189
   Ashtead Holdings PLC
         8.625%, 08/01/15 (C)                                 195            170
   AutoNation
         4.713%, 07/15/08 (A)                                 680            601
   Avis Budget Car Rental LLC
         7.750%, 05/15/16                                     575            493
         5.176%, 08/15/08 (A) (B)                             615            527
   Bausch & Lomb Optical Supplies
         9.875%, 11/01/15 (B) (C)                             500            524

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Beazer Homes USA
         8.625%, 05/15/11                           $         275   $        248
         6.875%, 07/15/15 (B)                                 725            566
         6.500%, 11/15/13 (B)                               1,300          1,021
   Blockbuster
         9.000%, 09/01/12 (B)                               2,250          1,874
   Bonten Media Acquisition PIK
         9.000%, 06/01/15 (C)                               1,400          1,085
   Boyd Gaming
         7.125%, 02/01/16 (B)                                 865            677
         7.125%, 02/01/16                                   2,525          1,976
         6.750%, 04/15/14 (B)                               2,125          1,777
   Broder Brothers, Ser B
         11.250%, 10/15/10 (B)                              1,200            789
   Brown Shoe
         8.750%, 05/01/12                                   1,025          1,015
   Burlington Coat Factory Warehouse
         11.125%, 04/15/14 (B)                                900            765
   Cablevision Systems, Ser B
         8.000%, 04/15/12                                   3,050          2,966
         7.133%, 10/03/08 (A)                               1,238          1,244
   Caesars Entertainment
         7.875%, 03/15/10 (B)                               3,275          3,103
   Carrols
         9.000%, 01/15/13                                   1,000            920
   CCH I Holdings LLC
         11.750%, 05/15/14 (B)                                150             99
         11.000%, 10/01/15 (B)                              8,182          6,954
   CCH II LLC
         10.250%, 09/15/10                                  5,120          5,094
   CCH II LLC, Ser B
         10.250%, 09/15/10 (B)                                225            224
   CCO Holdings LLC
         8.750%, 11/15/13 (B)                               3,095          2,940
   Charter Communications Holdings
      LLC
         8.000%, 04/30/12 (C)                                 175            172
   Choctaw Resort Development Entity
         7.250%, 11/15/19 (C)                                 962            861
   Cinemark
         9.750%, 03/15/09 (D)                                 425            404
   Claire's Stores
         10.500%, 06/01/17 (B)                              4,225          2,213
         9.625%, 06/01/15 (B)                               2,990          1,745
         9.250%, 06/01/15 (B)                               1,000            670
   Community Health Systems
         8.875%, 07/15/15                                   5,610          5,785
   Cooper-Standard Automotive
         8.375%, 12/15/14                                     575            467
   Couche-Tard US
         7.500%, 12/15/13                                   4,233          4,286
   CSC Holdings
         7.250%, 07/15/08                                   5,025          5,025
   CSC Holdings, Ser B
         8.125%, 08/15/09                                     275            280


     170 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Dana (escrow security) (E)
         7.000%, 03/01/09                           $         175   $         10
         7.000%, 03/15/28                                     200             11
         6.500%, 03/15/08                                     100              6
         6.500%, 03/01/29                                   1,100             61
   Delphi (E)
         7.125%, 05/01/29                                   1,125            461
         6.500%, 05/01/09 (B)                               2,075            840
   Dex Media
         9.000%, 11/15/13 (D)                               1,625          1,259
         9.000%, 11/15/13 (B) (D)                           2,635          2,042
         8.000%, 11/15/13 (B)                                 725            576
   Dex Media West, Ser B
         9.875%, 08/15/13                                   4,835          4,659
         8.500%, 08/15/10                                   1,000          1,003
   DirecTV Holdings LLC
         8.375%, 03/15/13                                   2,306          2,381
         7.625%, 05/15/16 (C)                                 575            573
         6.375%, 06/15/15                                   5,565          5,280
   DR Horton
         6.500%, 04/15/16                                     325            294
         5.625%, 01/15/16                                     600            525
   Easton-Bell Sports
         8.375%, 10/01/12                                   2,040          1,693
   Echostar DBS
         7.125%, 02/01/16                                   3,760          3,591
         7.000%, 10/01/13                                   1,770          1,712
         6.625%, 10/01/14                                   2,470          2,328
         5.750%, 10/01/08                                   4,590          4,590
   El Dorado Casino Shreveport PIK
         10.000%, 08/01/12                                  1,102          1,091
   Eye Care Centers of America
         10.750%, 02/15/15                                    600            618
   Fontainebleau Las Vegas
         10.250%, 06/15/15 (B) (C)                          4,900          3,565
   Ford Motor
         8.900%, 01/15/32                                     850            638
         8.875%, 01/15/22                                      50             39
         6.500%, 08/01/18 (B)                               2,835          1,970
   General Motors
         8.375%, 07/15/33 (B)                               6,849          4,691
         8.250%, 07/15/23 (B)                               5,325          3,648
         7.700%, 04/15/16 (B)                               1,851          1,323
         7.125%, 07/15/13 (B)                               3,235          2,459
   General Motors Nova Scotia Finance
         6.850%, 10/15/08                                   4,450          4,417
   General Nutrition Centers PIK
         7.199%, 03/15/14 (A)                                 550            481
   Goodyear Tire & Rubber
         9.000%, 07/01/15                                      21             23
         8.625%, 12/01/11                                     831            877
         7.857%, 08/15/11 (B)                                 825            846

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Great Canadian Gaming
         7.250%, 02/15/15 (C)                       $         275   $        267
   Group 1 Automotive
         8.250%, 08/15/13                                     475            461
   GSC Holdings
         8.000%, 10/01/12                                   1,000          1,055
   Hanesbrands, Ser B
         8.204%, 06/16/08 (A)                               3,915          3,641
   Harrah's Operating
         10.750%, 02/01/16 (C)                              6,685          5,799
         8.000%, 02/01/11                                     625            527
         5.500%, 07/01/10                                     100             91
   HCA
         9.250%, 11/15/16                                   8,583          9,065
         9.125%, 11/15/14                                     802            838
   HCA PIK
         9.625%, 11/15/16                                   8,895          9,383
   Herbst Gaming
         8.125%, 06/01/12 (B) (E)                           1,075            226
         7.000%, 11/15/14 (B) (E)                             900            189
   Hertz
         10.500%, 01/01/16 (B)                              2,475          2,469
         8.875%, 01/01/14                                   2,760          2,746
   Idearc
         8.000%, 11/15/16                                   1,680          1,201
   Indianapolis Downs
         11.000%, 11/01/12 (C)                                900            828
   Inergy
         8.250%, 03/01/16 (C)                                 400            407
   Inn of the Mountain Gods
         12.000%, 11/15/10 (B)                                225            196
   Isle of Capri Casinos
         7.000%, 03/01/14 (B)                                 250            191
   Jarden
         7.500%, 05/01/17 (B)                               5,165          4,609
   Jo-Ann Stores
         7.500%, 03/01/12                                     350            331
   K. Hovnanian Enterprises
         11.500%, 05/01/13 (C)                                175            182
         8.625%, 01/15/17 (B)                               1,825          1,414
         7.500%, 05/15/16                                     450            319
         6.500%, 01/15/14                                     500            355
         6.375%, 12/15/14                                     285            201
         6.250%, 01/15/15                                     650            447
         6.250%, 01/15/16                                   1,150            786
   Lamar Media
         7.250%, 01/01/13                                   2,350          2,315
         6.625%, 08/15/15 (B)                               3,700          3,487
   LBI Media
         11.000%, 10/15/08 (D)                                625            519
   Leslie's Poolmart
         7.750%, 02/01/13                                     525            494
   LIN Television
         6.500%, 05/15/13 (B)                               3,700          3,510


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 171

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   LIN Television, Ser B
         6.500%, 05/15/13                          $       1,000   $         955
   Majestic Star II LLC
         9.750%, 01/15/11 (B)                                400             130
   Mandalay Resort Group
         9.375%, 02/15/10                                    525             539
   Mediacom Broadband LLC
         8.500%, 10/15/15                                  1,925           1,747
   Mediacom LLC
         9.500%, 01/15/13                                  1,863           1,779
   MediMedia USA
         11.375%, 11/15/14 (B) (C)                           725             725
   MGM Mirage
         8.375%, 02/01/11                                  1,275           1,264
         7.500%, 06/01/16                                  4,520           4,017
         6.875%, 04/01/16                                  2,020           1,732
         6.750%, 09/01/12                                  1,800           1,676
         6.750%, 04/01/13                                  1,600           1,448
         5.875%, 02/27/14                                  3,085           2,638
   Michaels Stores
         11.375%, 11/01/16                                   380             327
         10.000%, 11/01/14 (B)                               350             324
   Mobile Services Group
         9.750%, 08/01/14                                    425             412
   Mohegan Tribal Gaming
         6.125%, 02/15/13 (B)                                325             298
   Mohegan Tribal Gaming Authority
         8.000%, 04/01/12                                     75              70
         7.125%, 08/15/14 (B)                                725             632
         6.875%, 02/15/15 (B)                              1,300           1,099
   Neff
        10.000%, 06/01/15 (B)                                775             368
   Neiman-Marcus Group PIK
         9.000%, 10/15/15                                  3,340           3,415
   Nexstar Finance
         7.000%, 01/15/14                                  3,600           3,186
   NPC International
         9.500%, 05/01/14 (B)                                325             289
   Outback Steakhouse
         10.000%, 06/15/15 (C)                               975             692
   Penhall International
         12.000%, 08/01/14 (C)                               750             563
   Penn National Gaming
         6.875%, 12/01/11                                    100              98
         6.750%, 03/01/15                                  4,115           4,083
   Penske Auto Group
         7.750%, 12/15/16                                  1,700           1,581
   Perry Ellis International, Ser B
         8.875%, 09/15/13                                  1,544           1,463
   Phillips-Van Heusen
         8.125%, 05/01/13                                    475             489
   Pokagon Gaming Authority
         10.375%, 06/15/14 (C)                               686             743

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Quebecor Media
         7.750%, 03/15/16                          $       1,025   $       1,005
   ReAble Therapeutics Finance LLC
         10.875%, 11/15/14 (B) (C)                         1,150           1,150
   Rent-A-Center, Ser B
         7.500%, 05/01/10 (B)                              2,925           2,858
   RH Donnelley
         8.875%, 10/15/17 (C)                              8,190           5,487
         6.875%, 01/15/13                                    350             235
   RH Donnelley, Ser A-1
         6.875%, 01/15/13                                  1,850           1,240
   RH Donnelley, Ser A-2
         6.875%, 01/15/13                                  2,560           1,715
   RH Donnelley, Ser A-3
         8.875%, 01/15/16                                    600             411
   RJ Tower
         12.000%, 06/01/13 (B) (E)                           417               8
   RSC Equipment Rental
         9.500%, 12/01/14 (B)                              4,925           4,309
   Sally Holdings LLC
         10.500%, 11/15/16 (B)                             1,955           1,906
         9.250%, 11/15/14 (B)                              3,220           3,204
   Sbarro
         10.375%, 02/01/15 (B)                               200             174
   Sealy Mattress
         8.250%, 06/15/14 (B)                              4,735           4,179
   Service International
         7.375%, 10/01/14                                  1,555           1,563
         7.000%, 06/15/17                                    975             946
         6.750%, 04/01/15                                  1,765           1,703
         6.750%, 04/01/16                                  1,725           1,643
   SGS International
         12.000%, 12/15/13                                 1,875           1,727
   Shingle Springs Tribal Group
         9.375%, 06/15/15 (B) (C)                            675             589
   Simmons
         10.000%, 12/15/14 (B)                             6,595           4,880
         7.875%, 01/15/14 (B)                              1,200           1,065
   Sinclair Broadcast Group
         4.875%, 01/15/11 (C) (D)                            400             368
   Six Flags
         9.625%, 06/01/14 (B)                                800             496
   Sonic Automotive, Ser B
         8.625%, 08/15/13                                  2,580           2,503
   Stanadyne Holdings
         12.000%, 08/15/09 (D)                             1,500           1,163
   Stanadyne, Ser 1
         10.000%, 08/15/14                                   475             463
   Standard-Pacific
         7.750%, 03/15/13                                    625             534
         7.000%, 08/15/15 (B)                                700             567
   Station Casinos
         6.875%, 03/01/16                                  2,655           1,616
         6.625%, 03/15/18                                  2,265           1,325


     172 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Steinway Musical Instruments
         7.000%, 03/01/14 (C)                      $       5,645   $       5,193
   Stewart Enterprises
         6.250%, 02/15/13                                  1,215           1,151
   Sun Media
         7.625%, 02/15/13                                  1,840           1,785
   Tenneco
         8.625%, 11/15/14 (B)                              4,494           4,449
   Toll
         8.250%, 02/01/11                                    750             728
   Town Sports International
         11.505%, 02/01/09 (D)                             1,454           1,370
   Travelport LLC
         11.875%, 09/01/16 (B)                             5,185           4,757
         9.875%, 09/01/14                                    415             399
         7.307%, 09/02/08 (A)                              2,044           1,737
   TRW Automotive
         7.250%, 03/15/17 (B) (C)                          4,805           4,493
         7.000%, 03/15/14 (C)                              2,950           2,788
   UAL 1995 Pass-Through Trust A
         9.020%, 04/19/12                                    601             270
   United Components
         9.375%, 06/15/13                                  1,460           1,424
   United Rentals North America
         7.750%, 11/15/13                                    150             129
         7.000%, 02/15/14                                  1,625           1,348
         6.500%, 02/15/12                                  1,975           1,822
   Universal City Florida Holding
         7.623%, 08/01/08 (A)                              2,823           2,774
   Univision Communications PIK
         9.750%, 03/15/15 (B) (C)                          3,900           2,945
   Vail Resorts
         6.750%, 02/15/14                                  3,080           3,003
   Vicorp Restaurants
         10.500%, 04/15/11 (B) (E)                           500             105
   Videotron
         6.875%, 01/15/14                                  5,470           5,402
   Visant Holding
         10.250%, 12/01/08 (D)                             6,650           6,484
         8.750%, 12/01/13                                    880             876
   Visteon
         8.250%, 08/01/10                                    275             257
         7.000%, 03/10/14                                     15              10
   WMG Acquisition
         7.375%, 04/15/14 (B)                                770             631
   Wynn Las Vegas LLC
         6.625%, 12/01/14                                  4,014           3,874
                                                                   -------------
                                                                         334,236
                                                                   -------------
CONSUMER STAPLES -- 3.0%

   B&G Foods
         8.000%, 10/01/11                                    500             497

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Constellation Brands
         8.375%, 12/15/14                          $       2,405   $       2,513
         7.250%, 09/01/16                                  6,350           6,318
         7.250%, 05/15/17                                  3,150           3,111
   Dean Foods
         7.000%, 06/01/16 (B)                                375             350
   Del Monte
         6.750%, 02/15/15                                  2,915           2,819
   Dole Food
         7.250%, 06/15/10                                  1,500           1,391
   Education Management LLC
         8.750%, 06/01/14                                    350             337
   Elizabeth Arden
         7.750%, 01/15/14 (B)                              1,425           1,354
   Fleming
         10.125%, 04/01/08 (E)                               956              29
         9.250%, 06/15/10 (E)                                183               5
   FMC Finance III
         6.875%, 07/15/17                                    650             644
   Laureate Education
         10.000%, 08/15/15 (C)                               225             213
   Merisant
         9.500%, 07/15/13 (B)                              2,000           1,450
   Merisant Worldwide
         12.250%, 05/15/14 (D)                             1,100             303
   Michael Foods
         8.000%, 11/15/13                                  3,150           3,118
   National Beef Packing
         10.500%, 08/01/11                                 1,213           1,128
   NBTY
         7.125%, 10/01/15                                  2,462           2,363
   Pantry
         7.750%, 02/15/14                                  3,375           2,598
   Quebecor World Capital
         6.125%, 11/15/13 (B) (E)                          1,800             891
   Rite Aid
         9.500%, 06/15/17                                  5,390           4,203
         9.375%, 12/15/11                                    450             351
         9.250%, 06/01/13 (B)                              1,000             821
         8.625%, 03/01/15                                    850             663
         7.700%, 02/15/27 (B)                                150              88
         7.500%, 01/15/15                                     25              24
         7.500%, 03/01/17                                    590             538
         6.875%, 08/15/13 (B)                                100              70
         6.875%, 12/15/28 (B)                                350             191
         6.125%, 12/15/08 (B) (C)                            175             178
   Spectrum Brands
         7.375%, 02/01/15 (B)                              1,960           1,333
   SuperValu
         7.500%, 11/15/14                                  1,400           1,442
   Universal Hospital Services PIK
         8.500%, 06/01/15                                    275             278
   Universal Hospital Services
         6.303%, 12/01/08 (A)                                200             190
                                                                   -------------
                                                                          41,802
                                                                   -------------


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 173

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
ENERGY -- 10.6%

   Allis-Chalmers Energy
         9.000%, 01/15/14                          $       5,563   $       5,437
   Atlas Energy Resources LLC
         10.750%, 02/01/18 (C)                               950           1,007
   Atlas Pipeline Partners
         8.125%, 12/15/15                                    350             361
   Aventine Renewable Energy
         10.000%, 04/01/17 (B)                             2,400           1,722
   Baytex Energy
         9.625%, 07/15/10                                    525             534
   Brigham Exploration
         9.625%, 05/01/14                                  1,000             950
   Calfrac Holdings
         7.750%, 02/15/15 (C)                              3,000           2,895
   Chaparral Energy
         8.875%, 02/01/17                                    425             377
         8.500%, 12/01/15                                  2,488           2,202
   Chesapeake Energy
         7.750%, 01/15/15                                  2,200           2,280
         7.625%, 07/15/13                                    525             534
         7.500%, 06/15/14 (B)                                719             723
         7.250%, 12/15/18                                  2,045           2,030
         7.000%, 08/15/14                                  3,226           3,214
         6.875%, 01/15/16                                  3,588           3,525
         6.500%, 08/15/17                                    975             919
   Cimarex Energy
         7.125%, 05/01/17                                  3,250           3,234
   Colorado Interstate Gas
         6.800%, 11/15/15                                    125             129
         5.950%, 03/15/15                                     80              79
   Compagnie Generale de Geophysique
         7.750%, 05/15/17                                    425             434
         7.500%, 05/15/15                                  1,225           1,240
   Compton Petroleum Finance
         7.625%, 12/01/13                                    350             343
   Comstock Resources
         6.875%, 03/01/12                                     50              49
   Connacher Oil and Gas
         10.250%, 12/15/15 (C)                             1,550           1,635
   Copano Energy LLC
         7.750%, 06/01/18 (C)                              4,625           4,596
   Denbury Resources
         7.500%, 04/01/13                                  3,610           3,646
         7.500%, 12/15/15                                  2,415           2,445
   Dynegy Holdings
         8.375%, 05/01/16                                    825             829
         7.750%, 06/01/19                                  3,475           3,293
         7.500%, 06/01/15                                  2,585           2,443
         6.875%, 04/01/11                                    225             221
   El Paso
         8.050%, 10/15/30                                    150             155
         7.875%, 06/15/12 (B)                              1,525           1,590

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
         7.800%, 08/01/31                          $       1,450   $       1,460
         7.750%, 01/15/32                                  1,275           1,282
         7.420%, 02/15/37                                  1,125           1,076
         7.250%, 06/01/18                                  3,385           3,398
         7.000%, 06/15/17                                  1,425           1,430
   El Paso Performance-Linked Trust
         7.750%, 07/15/11 (C)                                450             463
   Encore Acquisition
         7.250%, 12/01/17                                    850             842
         6.000%, 07/15/15                                    750             713
   Energy Partners
         9.750%, 04/15/14                                  1,250           1,175
         7.838%, 07/15/08 (A)                                200             179
   Forest Oil
         8.000%, 06/15/08                                    180             180
         8.000%, 12/15/11                                  1,825           1,909
         7.250%, 06/15/19 (C)                              3,230           3,173
   Frontier Oil
         6.625%, 10/01/11                                    350             345
   Helix Energy Solutions Group
         9.500%, 01/15/16 (C)                              2,345           2,439
   Hilcorp Energy
         9.000%, 06/01/16 (C)                                750             778
         7.750%, 11/01/15 (C)                              4,850           4,740
   Holly Energy Partners
         6.250%, 03/01/15                                  1,200           1,101
   Inergy
         6.875%, 12/15/14                                    300             290
   Key Energy Services
         8.375%, 12/01/14 (C)                                700             723
   MarkWest Energy Partners
         8.750%, 04/15/18 (C)                              2,865           3,001
   MarkWest Energy Partners, Ser B
         8.500%, 07/15/16                                  3,575           3,731
         6.875%, 11/01/14                                  1,225           1,191
   Newfield Exploration
         7.125%, 05/15/18                                  1,800           1,775
         6.625%, 04/15/16                                  1,730           1,648
   OPTI Canada
         8.250%, 12/15/14                                  2,525           2,601
         7.875%, 12/15/14                                    910             921
   Pacific Energy Partners
         7.125%, 06/15/14                                    200             201
         6.250%, 09/15/15                                    100              98
   Parker Drilling
         9.625%, 10/01/13                                    639             674
   Peabody Energy
        7.375%, 11/01/16                                     665             680
   Peabody Energy, Ser B
        6.875%, 03/15/13                                   3,800           3,838
   PetroHawk Energy
        9.125%, 07/15/13                                   2,805           2,917
        7.875%, 06/01/15 (C)                               2,965           2,961


     174 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Petroleum Development
         12.000%, 02/15/18 (C)                     $       2,500   $       2,650
   PetroProd
         10.850%, 05/24/13                                   900             864
   PHI
         7.125%, 04/15/13                                    125             121
   Plains Exploration & Production
         7.750%, 06/15/15                                    250             252
         7.625%, 06/01/18                                    600             603
         7.000%, 03/15/17                                    850             818
   Pride International
         7.375%, 07/15/14                                  1,391           1,415
   Quicksilver Resources
         7.125%, 04/01/16                                  1,075           1,048
   Range Resources
         7.250%, 05/01/18                                    920             934
         6.375%, 03/15/15                                    350             342
   Sabine Pass LNG LP
         7.500%, 11/30/16                                  1,520           1,389
   Sabine Pass LNG LP
         7.250%, 11/30/13                                  1,550           1,438
   SandRidge Energy
         8.625%, 04/01/15 (C)                              1,025           1,053
         8.000%, 06/01/18 (C)                              3,610           3,655
   SemGroup
         8.750%, 11/15/15 (C)                              1,110           1,082
   SESI LLC
         6.875%, 06/01/14                                    950             922
   Sonat
         7.625%, 07/15/11                                    750             769
   Southern Natural Gas
         7.350%, 02/15/31                                    375             388
   Southwestern Energy
         7.500%, 02/01/18 (C)                              2,900           2,930
   Swift Energy
         7.625%, 07/15/11                                  6,100           6,131
   Tesoro
         6.625%, 11/01/15                                  1,755           1,612
         6.500%, 06/01/17                                    475             425
   Transcontinental Gas Pipe Line
         6.400%, 04/15/16                                    150             151
   United Refining
         10.500%, 08/15/12                                   850             812
   Venoco
         8.750%, 12/15/11                                  2,940           2,867
   Whiting Petroleum
         7.000%, 02/01/14                                  1,030           1,022
   Williams
         7.750%, 06/15/31                                    475             506
   Williams Partners
         7.250%, 02/01/17                                  3,785           3,870
                                                                   -------------
                                                                         149,073
                                                                   -------------

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
FINANCIALS -- 9.0%

   AAC Group Holding
         10.250%, 10/01/12 (D)                     $       1,080   $       1,048
   AAC Group Holding PIK
         14.750%, 10/01/12                                   951             884
   ACE Cash Express
         10.250%, 10/01/14 (C)                               675             523
   Alamosa Delaware
         8.500%, 01/31/12                                  1,665           1,603
   Algoma Acquisition
         9.875%, 06/15/15 (C)                                500             473
   ALH Finance LLC
         8.500%, 01/15/13                                  4,040           3,788
   Alliant Holdings
         11.000%, 05/01/15 (C)                             1,225           1,060
   Ashtead Capital
         9.000%, 08/15/16 (B) (C)                          3,229           2,874
   Bank of America
         8.125%, 11/15/08 (A)                              1,200           1,200
   Biomet
         11.625%, 10/15/17 (C)                               100             106
         10.000%, 10/15/17 (C)                                75              80
   Biomet PIK
         10.375%, 10/15/17 (C)                             9,115           9,706
   Cardtronics
         9.250%, 08/15/13 (C)                                350             335
         9.250%, 08/15/13                                    150             143
   Deluxe
         7.375%, 06/01/15                                    200             182
   Felcor Lodging LP
         8.500%, 06/01/11++                                  245             249
         4.803%, 10/31/08++ (A)                              200             183
   FireKeepers Development Authority
         13.875%, 05/01/15 (C)                               700             702
   Ford Motor Credit LLC
         9.750%, 09/15/10                                    262             255
         8.000%, 12/15/16                                  3,650           3,064
         7.800%, 06/01/12 (B)                              5,310           4,698
         7.375%, 10/28/09                                    300             292
         7.375%, 02/01/11                                    250             229
         7.250%, 10/25/11                                  2,215           1,978
         7.163%, 07/17/08 (A)                              3,340           3,286
         7.000%, 10/01/13                                  4,562           3,836
         5.460%, 07/13/08 (A)                                275             232
         4.283%, 07/18/08 (A)                                680             625
   FTI Consulting
         7.750%, 10/01/16                                     50              52
         7.625%, 06/15/13                                    425             440
   GMAC LLC
         8.000%, 11/01/31                                  4,168           3,193
         7.750%, 01/19/10                                    175             164
         7.250%, 03/02/11                                  1,125             964
         7.000%, 02/01/12                                    100              82
         6.875%, 09/15/11                                  2,875           2,424


        SEI Institutional Investments Trust / Annual Report / May 31, 2008 175

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
         6.875%, 08/28/12 (B)                       $      5,870   $       4,728
         6.750%, 12/01/14                                  7,770           6,016
         6.625%, 05/15/12                                  1,325           1,068
         6.000%, 12/15/11                                    425             342
         3.926%, 08/15/08 (A)                                425             396
   Hawker Beechcraft Acquisition
      LLC PIK
         8.875%, 04/01/15 (B)                              2,765           2,820
   Hellas II
         8.463%, 06/21/08 (A) (C)                          2,100           1,617
   Hexion US Fin/Nova Scotia
         9.750%, 11/15/14                                  2,500           2,750
         7.176%, 08/15/08 (A)                                750             713
   Host Hotels & Resorts LP
         6.875%, 11/01/14++                                1,405           1,373
   Host Marriott LP
         7.125%, 11/01/13++                                  985             975
   Host Marriott LP, Ser M
         7.000%, 08/15/12++                                  450             449
   Host Marriott LP, Ser O
         6.375%, 03/15/15++                                  850             808
   Host Marriott LP, Ser Q
         6.750%, 06/01/16++                                1,430           1,387
   HUB International Holdings
         9.000%, 12/15/14 (C)                              3,750           3,263
   Icahn Enterprises
         7.125%, 02/15/13                                  5,825           5,330
   iPayment
         9.750%, 05/15/14                                  1,100             960
   Kansas City Southern Railway
         8.000%, 06/01/15                                  1,175           1,181
   KAR Holdings
         10.000%, 05/01/15                                 1,775           1,615
         8.750%, 05/01/14                                  2,760           2,567
         6.873%, 08/01/08 (A)                                800             712
   Marlin Water Trust II
         6.310%, 07/15/03 (C) (E)                          4,000             220
   Nielsen Finance LLC
         12.500%, 08/01/16 (D)                               650             471
         10.000%, 08/01/14 (B)                             3,275           3,377
   NSG Holdings LLC
         7.750%, 12/15/25 (C)                                450             444
   Nuveen Investments
         10.500%, 11/15/15 (C)                             7,005           6,584
   Omega Healthcare Investors
         7.000%, 01/15/16++                                  825             792
   Petroplus Finance
         7.000%, 05/01/17 (C)                              4,475           4,039
         7.000%, 05/01/17                                    500             454
         6.750%, 05/01/14 (C)                              1,515           1,390
         6.750%, 05/01/14                                  2,000           1,855
   Pinnacle Foods Finance LLC
         10.625%, 04/01/17 (B)                             2,025           1,742
         9.250%, 04/01/15                                    600             552

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   PNA Intermediate Holding
         9.676%, 08/15/08 (A)                       $        475   $         406
   PXRE Capital Trust I
         8.850%, 02/01/27                                  1,400           1,327
   Realogy
         10.500%, 04/15/14                                   175             131
   Regency Energy Partners
         8.375%, 12/15/13                                    670             693
   Residential Capital LLC
         8.125%, 11/21/08                                  1,575           1,449
         3.490%, 06/09/08 (A)                                100              98
   Rouse LP
         6.750%, 05/01/13++ (C)                            1,000             896
   Senior Housing Properties Trust
         7.875%, 04/15/15++                                  645             651
   Snoqualmie Entertainment Authority
         9.125%, 02/01/15 (C)                              1,375           1,059
         6.936%, 08/01/08 (A) (C)                            275             213
   Tenneco
         8.125%, 11/15/15 (B) (C)                          1,045           1,055
   Tropicana Entertainment LLC
         9.625%, 12/15/14 (B) (E)                             75              42
   UCI Holdco
         10.300%, 06/15/08 (A)                             1,004             891
   Universal City Development Partners
         11.750%, 04/01/10                                 1,350           1,389
   Ventas Realty LP
         7.125%, 06/01/15++                                  925             930
         6.750%, 04/01/17++                                  775             767
         6.625%, 10/15/14++                                  375             372
   Yankee Acquisition, Ser B
         8.500%, 02/15/15 (B)                                250             204
                                                                   -------------
                                                                         126,516
                                                                   -------------
HEALTH CARE -- 2.6%

   Advanced Medical Optics
         7.500%, 05/01/17                                  2,950           2,758
   Bio-Rad Laboratories
         7.500%, 08/15/13                                    175             177
         6.125%, 12/15/14                                    900             864
   Cooper
         7.125%, 02/15/15                                  4,430           4,264
   CRC Health
         10.750%, 02/01/16                                 1,975           1,659
   DaVita
         6.625%, 03/15/13                                  3,500           3,404
   Fresenius Medical Care Capital Trust IV
         7.875%, 06/15/11                                  2,620           2,725
   HCA
         8.750%, 09/01/10                                    610             624
         6.750%, 07/15/13                                    555             502
   MedCath Holdings
         9.875%, 07/15/12 (B)                              1,055           1,097


     176 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   NMH Holdings PIK
         9.925%, 06/15/08 (A) (C)                   $        709   $         624
   Psychiatric Solutions
         7.750%, 07/15/15                                  2,625           2,691
   Res-Care
         7.750%, 10/15/13                                    625             584
   Select Medical
         7.625%, 02/01/15                                  1,000             890
   Spheris
         11.000%, 12/15/12                                 1,400           1,078
   Sun Healthcare
         9.125%, 04/15/15                                    375             379
   Surgical Care Affiliates PIK
         8.875%, 07/15/15 (C)                              1,580           1,280
   Tenet Healthcare
         9.250%, 02/01/15 (B)                              5,025           4,912
         6.375%, 12/01/11                                     75              71
   United Surgical Partners International
      PIK
         9.250%, 05/01/17                                  2,990           2,929
   United Surgical Partners International
         8.875%, 05/01/17 (B)                              1,695           1,661
   US Oncology
         10.750%, 08/15/14                                   600             605
         9.000%, 08/15/12                                    750             758
                                                                   -------------
                                                                          36,536
                                                                   -------------
INDUSTRIALS -- 7.4%

   ACCO Brands
         7.625%, 08/15/15                                  5,360           4,932
   ACIH
         11.500%, 12/15/12 (B) (C) (D)                       900             198
   Actuant
         6.875%, 06/15/17 (C)                              3,400           3,409
   AGY Holding
         11.000%, 11/15/14 (C)                               800             736
   Ahern Rentals
         9.250%, 08/15/13 (B)                                900             720
   Aleris International PIK
         9.000%, 12/15/14                                     75              61
   Aleris International
         10.000%, 12/15/16 (B)                             1,925           1,381
   Alliant Techsystems
         6.750%, 04/01/16                                    275             272
   Allied Waste North America
         7.250%, 03/15/15 (B)                                345             342
         6.500%, 11/15/10                                  4,400           4,438
         6.125%, 02/15/14                                  1,945           1,894
   Allied Waste North America, Ser B
         7.375%, 04/15/14 (B)                              1,190           1,202
         7.125%, 05/15/16                                    595             585
   Allison Transmission
         11.000%, 11/01/15 (B) (C)                           150             141

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   Allison Transmission PIK
         11.250%, 11/01/15 (B) (C)                  $      1,350   $       1,229
   Altos Hornos de Mexico, Ser A
         11.375%, 04/30/02 (E)                               525             332
   Altos Hornos de Mexico, Ser B
         11.875%, 04/30/04 (E)                               975             617
   American Airlines, Ser 01-1
         7.379%, 05/23/16                                    112              81
   American Axle & Manufacturing
         7.875%, 03/01/17                                  1,700           1,445
   American Railcar Industries
         7.500%, 03/01/14                                    325             304
   Ames True Temper
         10.000%, 07/15/12 (B)                             1,245             819
         6.713%, 07/15/08 (A)                              1,220           1,064
   Associated Materials
         11.250%, 03/01/09 (B) (D)                           325             222
   Baker & Taylor
         11.500%, 07/01/13 (C)                               925             842
   Baldor Electric
         8.625%, 02/15/17 (B)                              2,320           2,366
   Basell
         8.375%, 08/15/15 (C)                              1,250             894
   Belden
         7.000%, 03/15/17                                    175             171
   Buffalo Thunder Development
      Authority
         9.375%, 12/15/14 (C)                              2,050           1,425
   Buhrmann US
         8.250%, 07/01/14                                  1,650           1,565
         7.875%, 03/01/15                                    600             568
   Chart Industries
         9.125%, 10/15/15                                    325             334
   Cornell
         10.750%, 07/01/12                                   475             490
   Corrections Corp of America
         7.500%, 05/01/11                                  1,000           1,008
         6.750%, 01/31/14                                    785             783
         6.250%, 03/15/13                                  2,723           2,682
   Delta Air Lines, Ser 2002-1
         8.300%, 12/15/29 (B)                                850              14
   Delta Air Lines, Ser 2002-1, Cl C
         7.779%, 01/02/12 (B) (E)                            655             599
   DRS Technologies
         7.625%, 02/01/18                                  1,085           1,168
         6.875%, 11/01/13                                    300             307
         6.625%, 02/01/16                                    775             808
   Education Management LLC
         10.250%, 06/01/16 (B)                             3,225           3,072
   ESCO
         8.625%, 12/15/13 (C)                                705             709
         6.675%, 06/15/08 (A) (C)                            125             115
   General Cable
         7.125%, 04/01/17 (B)                                410             400


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 177

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   GrafTech Finance
         10.250%, 02/15/12                          $        293   $         305
   Gulfmark Offshore
         7.750%, 07/15/14                                  1,304           1,330
   Indalex Holding, Ser B
         11.500%, 02/01/14 (B)                               476             259
   Interface
         9.500%, 02/01/14                                    275             287
   Interline Brands
         8.125%, 06/15/14                                  1,120           1,092
   Iron Mountain
         8.750%, 07/15/18 (B)                                565             602
         8.625%, 04/01/13                                  1,238           1,257
         7.750%, 01/15/15                                  1,335           1,362
         6.625%, 01/01/16 (B)                              5,255           5,070
   J.B. Poindexter
         8.750%, 03/15/14 (B)                                400             296
   L-3 Communications
         7.625%, 06/15/12                                  1,125           1,146
         6.125%, 07/15/13                                    605             587
         5.875%, 01/15/15                                  3,377           3,200
   L-3 Communications, Ser B
         6.375%, 10/15/15                                  3,456           3,330
   Language Line
         11.125%, 06/15/12                                 1,875           1,943
   MAAX
         9.750%, 06/15/12 (B)                                300              21
   Meritage Homes
         7.000%, 05/01/14                                     75              63
         6.250%, 03/15/15                                     50              42
   Millar Western Forest
         7.750%, 11/15/13                                    257             172
   Mobile Mini
         6.875%, 05/01/15                                    800             692
   Moog
         7.250%, 06/15/18 (C)                                200             202
   Mueller Water Products
         7.375%, 06/01/17                                  1,050             935
   Nebraska Book
         8.625%, 03/15/12                                    250             215
   Noble Group
         6.625%, 03/17/15 (C)                                475             423
   Nortek
         8.500%, 09/01/14                                    525             368
   Northwest Airlines
      (escrow security) (E)
         8.875%, 06/01/06 (B)                              1,500               8
         7.875%, 03/15/08                                    175               1
         7.625%, 11/15/23 (D)                              1,175               6
   NTK Holdings
         10.750%, 03/01/14 (B) (D)                           725             360
   Park-Ohio Industries
         8.375%, 11/15/14 (B)                                775             667
   Ply Gem Industries
         9.000%, 02/15/12                                    300             206

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   Propex Fabrics
         10.000%, 12/01/12 (E)                      $        125   $           1
   Quality Distribution LLC
         9.000%, 11/15/10                                    800             560
   Quebecor World Capital
         8.750%, 03/15/16 (B) (C) (E)                      2,650           1,537
   Rainbow National Services LLC
         8.750%, 09/01/12 (C)                              1,210           1,240
   RBS Global & Rexnord
         11.750%, 08/01/16 (B)                               450             441
         9.500%, 08/01/14                                    550             551
         8.875%, 09/01/16                                  2,475           2,388
   Saint Acquisition
         12.500%, 05/15/17 (B) (C)                           600             213
   SPX
         7.625%, 12/15/14 (C)                              1,330           1,383
   Stallion Oilfield Services
         9.750%, 02/01/15 (B) (C)                          3,000           2,475
   Sunstate Equipment
         10.500%, 04/01/13 (C)                               730             584
   Superior Essex Com & Essex Group
         9.000%, 04/15/12                                    600             605
   Terex
         8.000%, 11/15/17 (B)                              8,550           8,742
   Titan International
         8.000%, 01/15/12                                  3,115           3,138
   TransDigm
         7.750%, 07/15/14                                  1,350           1,380
   Tube City IMS
         9.750%, 02/01/15                                    750             716
   United Air Lines
         9.125%, 01/15/12 (E)                                625              --
   United Air Lines, Ser A
         10.670%, 05/01/04 (E)                               325              --
   Vanguard Health Holding I
         11.250%, 10/01/09 (D)                               600             522
   Vanguard Health Holding II
         9.000%, 10/01/14                                    950             976
   Visant
         7.625%, 10/01/12                                    475             474
   Vought Aircraft Industries
         8.000%, 07/15/11                                  3,000           2,903
                                                                   -------------
                                                                         104,020
                                                                   -------------
INFORMATION TECHNOLOGY -- 4.4%
   Activant Solutions
         9.500%, 05/01/16                                  1,900           1,449
   Advanced Micro Devices
         7.750%, 11/01/12 (B)                              1,875           1,622
   Amkor Technology
         9.250%, 06/01/16                                  1,700           1,687
         7.125%, 03/15/11 (B)                              2,900           2,828


     178 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   Compucom Systems
         12.500%, 10/01/15 (C)                      $      1,025   $         955
   First Data
         9.875%, 09/24/15 (B) (C)                          1,890           1,710
         3.375%, 08/01/08                                    720             715
   Flextronics International
         6.500%, 05/15/13                                  1,500           1,478
         6.250%, 11/15/14                                  1,400           1,337
   Freescale Semiconductor PIK
         9.125%, 12/15/14                                  7,735           6,632
   Freescale Semiconductor
         10.125%, 12/15/16 (B)                             1,650           1,390
         8.875%, 12/15/14                                  1,930           1,708
         6.675%, 06/15/08 (A)                                250             211
   MagnaChip Semiconductor
         6.875%, 12/15/11 (B)                                425             332
   NXP Funding LLC
         9.500%, 10/15/15 (B)                              5,450           5,143
         7.875%, 10/15/14                                  5,265           5,107
   Open Solutions
         9.750%, 02/01/15 (C)                              5,125           4,228
   Sanmina-SCI
         8.125%, 03/01/16                                  1,050             987
         5.550%, 06/15/08 (A) (B) (C)                      2,380           2,361
         5.550%, 06/15/08 (A) (C)                          1,250           1,169
   Seitel
         9.750%, 02/15/14                                  2,700           2,444
   Sensata Technologies
         8.000%, 05/01/14 (B)                              3,805           3,605
   Smart Modular
         8.197%, 07/01/08 (A)                              4,960           4,960
   Sungard Data Systems
         10.250%, 08/15/15 (B)                             6,230           6,479
         9.125%, 08/15/13 (B)                                590             608
   Viasystems
         10.500%, 01/15/11                                   500             493
                                                                   -------------
                                                                          61,638
                                                                   -------------
MATERIALS -- 8.3%

   Abitibi-Consolidated
         8.850%, 08/01/30                                    150              59
         8.550%, 08/01/10                                  2,725           1,499
         8.375%, 04/01/15 (B)                                425             186
   AK Steel
         7.750%, 06/15/12 (B)                              4,100           4,171
   Appleton Papers
         8.125%, 06/15/11                                    300             290
   Appleton Papers, Ser B
         9.750%, 06/15/14                                  1,075           1,027
   Arch Western Finance LLC
         6.750%, 07/01/13                                  8,225           8,121

                                                     Face Amount    Market Value
Description                                         ($ Thousands)  ($ Thousands)
-------------------------------------------------   ------------   -------------
   Ball
         6.625%, 03/15/18                           $      1,250   $       1,247
   Bowater
         9.500%, 10/15/12                                    475             309
   Bowater - Pre-merger
         9.000%, 08/01/09                                    400             362
   Bowater Canada Finance
         7.950%, 11/15/11                                    300             210
   Bway
         10.000%, 10/15/10                                   650             655
   Cascades
         7.250%, 02/15/13                                    625             550
   Catalyst Paper
         7.375%, 03/01/14                                    338             257
   Catalyst Paper, Ser D
         8.625%, 06/15/11                                    840             727
   CII Carbon
         11.125%, 11/15/15 (C)                               550             545
   Crown Americas
         7.750%, 11/15/15 (B)                              1,531           1,608
   Crown Cork & Seal
         8.000%, 04/15/23                                  1,675           1,566
   Domtar
         9.500%, 08/01/16 (B)                                250             259
         7.125%, 08/15/15 (B)                              2,050           1,957
   Evraz Group
         9.500%, 04/24/18 (B) (C)                          2,950           3,013
         8.875%, 04/24/13 (C)                                925             944
   FMG Finance
         10.625%, 09/01/16 (C)                             2,845           3,299
         10.000%, 09/01/13 (C)                               350             387
   Freeport-McMoRan Copper & Gold
         8.375%, 04/01/17                                  5,650           6,073
         8.250%, 04/01/15                                    670             710
         5.883%, 04/01/15 (A)                              1,200           1,200
   Georgia Gulf
         9.500%, 10/15/14 (B)                                425             351
         7.125%, 12/15/13 (B)                                125             100
   Georgia-Pacific
         8.125%, 05/15/11                                  1,900           1,948
         8.000%, 01/15/24                                  1,425           1,375
         7.700%, 06/15/15 (B)                              1,575           1,563
         7.125%, 01/15/17 (C)                              2,370           2,340
         7.000%, 01/15/15 (C)                              2,865           2,850
   Graham Packaging
         9.875%, 10/15/14 (B)                              3,870           3,598
   Huntsman International LLC
         7.875%, 11/15/14                                  1,355           1,450
   Huntsman LLC
         11.625%, 10/15/10                                   255             271
         11.500%, 07/15/12                                 1,440           1,530


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 179

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   INEOS Group Holdings PLC
         8.500%, 02/15/16 (B) (C)                   $       3,370   $       2,620
   Innophos
         8.875%, 08/15/14                                     550             561
   Innophos Holdings
         9.500%, 04/15/12 (C)                                 700             676
   Intertape Polymer
         8.500%, 08/01/14                                     450             401
   Jefferson Smurfit
         8.250%, 10/01/12                                     175             161
   MacDermid
         9.500%, 04/15/17 (C)                                 875             849
   Methanex
         6.000%, 08/15/15                                     175             162
   Millennium America
         7.625%, 11/15/26                                     200             119
   Momentive Performance Materials
         11.500%, 12/01/16 (B)                              2,055           1,742
         9.750%, 12/01/14                                     100              93
   Mosaic
         7.625%, 12/01/16 (B) (C)                           2,825           3,065
         7.375%, 12/01/14 (C)                                 625             659
   Mosaic Global Holdings
         7.300%, 01/15/28                                     325             328
   Nalco
         8.875%, 11/15/13 (B)                               1,170           1,231
         7.750%, 11/15/11                                   2,590           2,642
   Neenah
         9.500%, 01/01/17                                     575             413
   Newark Group
         9.750%, 03/15/14                                     700             497
   NewPage
         10.000%, 05/01/12 (B) (C)                            350             373
         10.000%, 05/01/12                                    425             453
   Noranda Aluminium Acquisition PIK
         8.578%, 11/15/08 (A) (C)                             900             788
         6.828%, 11/18/08 (A) (C)                           3,690           3,237
   Novelis
         7.250%, 02/15/15                                   1,725           1,622
   Owens Brockway Glass Container
         8.250%, 05/15/13                                   1,555           1,609
   P.H. Glatfelter
         7.125%, 05/01/16                                   1,550           1,521
   Packaging Dynamics Finance
         10.000%, 05/01/16 (C)                              2,565           1,693
   PNA Group
         10.750%, 09/01/16                                  2,975           2,826
   PolyOne
         8.875%, 05/01/12                                   2,180           2,240
         8.875%, 05/01/12 (C)                               1,930           1,983
   Reichhold Industries
         9.000%, 08/15/14 (C)                               2,206           2,211

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Rock-Tenn
         5.625%, 03/15/13                           $       2,200   $       2,079
   Rockwood Specialties Group
         7.500%, 11/15/14                                   1,470           1,441
   Solo Cup
         8.500%, 02/15/14                                   1,110             988
   Solutia
         7.375%, 10/15/08 (B) (E)                             525              --
   Steel Dynamics
         7.750%, 04/15/16 (C)                               1,460           1,464
         7.375%, 11/01/12 (C)                               4,785           4,820
   Stone Container
         8.375%, 07/01/12                                   2,800           2,604
         8.000%, 03/15/17 (B)                               1,225           1,057
   Terra Capital, Ser B
         7.000%, 02/01/17                                   2,950           2,931
   U.S. Steel
         6.650%, 06/01/37                                     150             133
   Verso Paper Holdings LLC, Ser B
         11.375%, 08/01/16                                    650             658
   Vitro
         9.125%, 02/01/17                                   3,915           3,326
                                                                    -------------
                                                                          116,883
                                                                    -------------
TELECOMMUNICATION SERVICES -- 8.7%

   American Tower
         7.500%, 05/01/12                                     100             102
         7.125%, 10/15/12                                   1,100           1,117
   Centennial Communications
         8.448%, 07/01/08 (A)                                 100              95
         8.125%, 02/01/14 (B)                                 825             817
   Cincinnati Bell
         7.250%, 07/15/13                                   3,225           3,217
   Citizens Communications
         9.250%, 05/15/11                                   1,025           1,075
         7.125%, 03/15/19                                     750             686
         6.625%, 03/15/15                                   1,175           1,096
         6.250%, 01/15/13                                     665             625
   Cricket Communications I
         9.875%, 11/01/14 (C)                               1,975           1,906
         9.375%, 11/01/14                                   4,360           4,207
   Digicel
         9.250%, 09/01/12 (C)                               2,400           2,466
   Digicel Group PIK
         9.125%, 01/15/15 (B) (C)                           3,158           2,858
   Digicel Group
         8.875%, 01/15/15 (C)                               3,475           3,188
   Echostar DBS
         7.750%, 05/31/15 (B) (C)                           3,790           3,771
   Fairpoint Communications
         13.125%, 04/01/18 (C)                              3,640           3,730
   GCI
         7.250%, 02/15/14                                   1,450           1,247


     180 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Hawaiian Telcom Communications,
      Ser B
         9.750%, 05/01/13 (B)                       $         500   $         195
   Intelsat
         6.500%, 11/01/13                                   2,475           1,838
   Intelsat Bermuda
         11.250%, 06/15/16                                  4,415           4,503
         9.250%, 06/15/16                                   1,137           1,148
   Intelsat Intermediate Holding
         9.250%, 02/01/10 (D)                               3,025           2,556
   iPCS PIK
         6.123%, 05/01/14 (A)                               2,600           2,106
   iPCS
         4.998%, 08/01/08 (A)                               1,180           1,015
   Lamar Media
         6.625%, 08/15/15                                     525             495
   Level 3 Financing
         9.250%, 11/01/14                                   1,920           1,795
         8.750%, 02/15/17 (B)                               1,175           1,037
         6.704%, 08/15/08 (A)                                 100              84
   Lucent Technologies
         6.450%, 03/15/29                                     525             402
   MetroPCS Wireless
         9.250%, 11/01/14                                   6,725           6,464
   Nextel Communications
         6.875%, 10/31/13                                     600             486
   Nielsen Finance LLC
         10.000%, 08/01/14 (C)                                450             464
   Nordic Telephone Holdings
         8.875%, 05/01/16 (C)                               3,745           3,689
   Orascom Telecom Finance
         7.875%, 02/08/14 (B) (C)                           2,000           1,915
   PAETEC Holding
         9.500%, 07/15/15                                   3,936           3,700
   Primus Telecommunications
         8.000%, 01/15/14 (B)                               1,575             606
   Quebecor Media
         7.750%, 03/15/16                                   5,960           5,841
   Qwest
         8.875%, 03/15/12                                     570             597
         7.875%, 09/01/11                                     600             611
         7.500%, 10/01/14                                     680             677
         7.250%, 09/15/25                                     375             346
         7.250%, 10/15/35                                   1,200           1,047
         6.875%, 09/15/33                                     275             235
         6.500%, 06/01/17 (B)                                 275             255
         6.050%, 06/15/08 (A)                                 760             737
   Qwest Capital Funding
         7.900%, 08/15/10 (B)                               1,000             998
         7.000%, 08/03/09                                   2,900           2,896
   Qwest Communications
      International
         7.500%, 02/15/14                                     400             392
         6.176%, 08/11/08 (A)                               1,236           1,224

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Qwest Communications
      International,Ser B
         7.500%, 02/15/14                           $       3,475   $       3,406
   Rogers Communications
         6.375%, 03/01/14                                     175             177
   Rural Cellular
         8.250%, 03/15/12                                   2,765           2,861
         6.076%, 06/04/08 (A)                                 885             894
   Securus Technologies
         11.000%, 09/01/11 (B)                                250             188
   Sprint Capital
         8.750%, 03/15/32                                     950             857
         8.375%, 03/15/12                                     900             875
         6.900%, 05/01/19                                   2,835           2,410
   Sprint Capital, Ser 2001
         7.625%, 01/30/11                                     675             653
   Sprint Nextel
         6.000%, 12/01/16                                     600             495
   Syniverse Technologies, Ser B
         7.750%, 08/15/13                                     125             120
   Telcordia Technologies
         10.000%, 03/15/13 (B) (C)                          1,300           1,014
   Videotron
         9.125%, 04/15/18 (C)                               1,495           1,600
   Virgin Media Finance
         9.125%, 08/15/16                                     750             735
         8.750%, 04/15/14                                   2,675           2,628
   West
         11.000%, 10/15/16 (B)                              1,325           1,173
         9.500%, 10/15/14                                   4,490           4,198
   Wind Acquisition Finance
         10.750%, 12/01/15 (C)                              4,300           4,601
   Windstream
         8.625%, 08/01/16 (B)                               5,975           6,206
         8.125%, 08/01/13                                   1,410           1,442
         7.000%, 03/15/19                                   2,160           2,047
   Windstream Regatta Holdings
         11.000%, 12/01/17 (C)                              1,075             720
                                                                    -------------
                                                                          121,857
                                                                    -------------
UTILITIES -- 3.7%

   AES
         9.375%, 09/15/10                                     750             795
         8.875%, 02/15/11                                   2,555           2,676
         8.750%, 05/15/13 (C)                                 520             540
         8.000%, 10/15/17                                   2,825           2,836
         8.000%, 06/01/20 (C)                               1,625           1,597
         7.750%, 03/01/14                                      25              25
         7.750%, 10/15/15                                     260             259
   Aquila
         14.875%, 07/01/12                                    450             536
   Calpine Generating LLC
         14.320%, 10/01/08 (A) (E)                          1,500             315


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 181

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Edison Mission Energy
         7.625%, 05/15/27                           $         950   $         895
         7.500%, 06/15/13                                     325             332
         7.200%, 05/15/19                                     550             536
         7.000%, 05/15/17                                   4,235           4,141
   Energy Future Holdings
         10.875%, 11/01/17 (C)                              6,575           6,855
   Ipalco Enterprises
         7.250%, 04/01/16 (C)                                 850             850
   Mirant Americas Generation LLC (E)
         8.500%, 10/01/21                                   2,408           2,324
         8.300%, 05/01/11                                   2,025           2,101
   Mirant North America LLC
         7.375%, 12/31/13                                   3,255           3,279
   NRG Energy
         7.375%, 02/01/16                                   1,795           1,750
         7.375%, 01/15/17                                   5,385           5,263
         7.250%, 02/01/14 (B)                               4,075           3,994
   PNM Resources
         9.250%, 05/15/15                                     525             584
   Public Service of New Mexico
         7.950%, 05/15/18                                   3,100           3,164
   Sierra Pacific Resources
         7.803%, 06/15/12                                     975           1,015
   Tenaska Alabama Partners
         7.000%, 06/30/21 (C)                                 295             273
   Texas Competitive Electric Holdings
         10.250%, 11/01/15 (C)                              4,715           4,815
                                                                    -------------
                                                                           51,750
                                                                    -------------
Total Corporate Obligations
   (Cost $1,199,998) ($ Thousands)                                      1,144,311
                                                                    -------------
LOAN PARTICIPATIONS -- 8.8%
   Advanstar Communicaitons, 2nd Lien
         7.671%, 11/30/14                                   1,250             900
   Aeroflex
         6.375%, 07/29/14                                     741             682
   Affinion Holding PIK
         9.267%, 03/01/12 (A)                               1,200             988
         9.267%, 01/24/12                                   2,000           1,645
   Affinion Holding
         9.267%, 03/01/12                                     875             720
   Alliant Insurance Services, Ser B
         5.696%, 11/15/14                                   1,244           1,154
   Allison Transmission
         5.532%, 08/07/14                                   2,672           2,448
   Alltel Holdings
         5.466%, 05/31/15                                   2,470           2,293
   Asurion
         5.784%, 07/02/14 (A)                               1,650           1,538

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Asurion, 2nd Lien
         9.365%, 07/02/15                           $       1,000   $         933
         9.284%, 07/07/15 (A)                                 528             492
         9.197%, 07/07/15 (A)                                 722             673
   BOC Edwards
         8.394%, 05/31/14                                     200             118
         4.644%, 05/31/14                                     149             115
         0.000%, 05/31/14                                     675             398
   Boise Paper
         12.500%, 02/22/15                                    900             875
   Boston Generating, 1st Lien
         9.696%, 12/21/16                                     146             142
   Boston Generating, 2nd Lien
         6.946%, 06/21/14                                     650             607
   CCFC
         8.696%, 08/26/09 (A)                               2,196           2,204
   Cebridge
         8.974%, 05/05/14                                   1,200           1,023
   Cebridge, 2nd Lien
         8.899%, 05/05/14                                   2,840           2,421
   Central Parking (A)
         5.317%, 05/22/14                                     834             774
         4.946%, 05/22/14                                   1,917           1,778
   Central Parking Line of Credit
      (Synthetic)
         4.946%, 05/22/14 (A)                                 768             712
   Century Cable Bank, Ser B
         10.250%, 06/30/09                                      3              --
   Cooper Standard
         5.250%, 02/28/10                                   2,688           2,553
   DAE Aviation Holdings
         6.650%, 07/31/14 (A)                                 275             267
         6.519%, 07/31/14                                     277             269
   Delta, 2nd Lien
         6.149%, 04/30/14                                     223             161
   Dresser-Rand, 1st Lien
         5.554%, 05/04/14                                     491             453
   Dresser-Rand, 2nd Lien
         8.820%, 05/04/15                                   3,565           3,401
   Entegra PIK
         8.696%, 04/04/15                                     250             226
   Entegra PIK, 3rd Lien
         8.696%, 04/19/15                                   1,613           1,456
   Enterprise GP Holdings
         4.924%, 11/08/14 (A)                               1,800           1,766
   First Data
         5.446%, 09/24/14                                     193             179
         5.355%, 09/24/14                                     271             252
         5.168%, 09/24/14                                     771             715
         5.149%, 09/24/14                                   2,707           2,508
   First Data
         5.168%, 09/24/14                                     525             487
   Ford
         0.000%, 12/12/13                                   1,050             904


     182 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Ford, 1st Lien
         5.800%, 12/12/13                           $         870   $         749
   Georgia Pacific
         4.684%, 02/14/13                                     346             326
   Georgia Pacific, Ser B
         4.727%, 02/14/13                                     414             391
   Green Valley Ranch Gaming,
      2nd Lien
         5.894%, 08/06/14                                   2,000           1,297
   Hexion Specialty Chemicals (A)
         5.000%, 05/05/13                                     124             118
         4.938%, 05/05/13                                   1,074           1,021
         0.000%, 05/05/13                                     700             666
   Hexion, Ser C1
         4.938%, 05/05/13                                   1,842           1,752
   Hexion, Ser C2
         5.000%, 05/05/13                                     402             382
   Iasis Healthcare
         8.131%, 06/15/14                                   2,185           1,934
   Infor Global Solutions
         8.950%, 07/28/12 (A)                                 870             765
         8.946%, 03/02/14                                      16              11
         6.450%, 07/28/12                                     159             140
         6.422%, 07/28/12 (A)                               1,100             968
   Infor Global Solutions
         8.946%, 03/02/14 (A)                                 809             550
   Infor Global Solutions, Delayed Draw
         6.450%, 07/28/12 (A)                                 410             361
   Intel
         8.880%, 01/15/15                                   1,900           1,862
         0.000%, 01/15/13                                   1,500           1,508
   Intelsat Bermuda
         5.200%, 02/02/14 (A)                               3,925           3,948
         0.000%, 02/02/14                                   1,675           1,685
   Intelsat Subsidiary Holding
         8.500%, 01/15/15                                   1,500           1,470
   JG Wentworth, 1st Lien
         4.921%, 04/04/14                                     975             793
   KAR Holding
         4.950%, 10/18/13                                   1,216           1,127
   Language Line
         5.922%, 05/14/11 (A)                                 481             449
   LYO
         0.000%, 12/20/14                                   2,350           2,136
   Lyondell Chemical
         0.000%, 12/20/14                                   3,220           2,929
   McKechnie Aerospace
         7.700%, 05/11/15                                     700             569
         4.709%, 05/11/14                                     245             229
   McKechnie Aerospace, 1st Lien
         4.709%, 05/11/14                                     375             349

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
      Metroflag, 2nd Lien
            11.451%, 07/06/08                       $         325   $         250
      Murray Bank, 2nd Lien
            13.438%, 01/31/11                               1,901           1,750
      New World Gaming
            8.188%, 05/18/15                                1,300           1,120
      Nielsen Finance LLC
            5.346%, 08/09/13                                   90              85
      Orbitz Worldwide (A)
            5.892%, 07/01/14                                  375             314
            5.794%, 07/01/14                                3,743           3,144
            5.696%, 07/01/14                                  365             306
            5.172%, 07/01/14                                  550             462
      Penhall
            10.132%, 03/28/12                                 680             517
      Pinnacle Foods
            5.552%, 04/02/14                                  793             741
      Proquest
            5.201%, 02/09/14                                  765             726
      ProQuest LLC (A)
            5.690%, 02/09/14                                   26              25
            5.201%, 02/09/14                                  800             760
            5.150%, 02/09/14                                   31              29
            5.140%, 02/09/14                                  183             174
      Proquest, 2nd Lien
            8.415%, 02/09/16                                1,200           1,152
      Resolute Aneth LLC, 2nd Lien
            7.410%, 06/27/13                                1,500           1,275
      Rexnord
            10.058%, 02/20/13                               2,152           2,022
      Reynolds & Reynolds
            9.883%, 04/01/14 (A)                              300             282
      Reynolds & Reynolds, 3rd Lien (A)
            9.883%, 04/01/14                                3,700           3,478
            9.883%, 04/24/14                                  800             752
      Royalty Pharma
            7.750%, 05/15/15                                1,250           1,203
      Sevan Marine
            9.250%, 12/20/11                                  700             704
            0.000%, 05/14/13                                  500             465
      Simmons Holdco
            8.204%, 02/15/12 (D)                            2,695           1,725
      Sorenson Communications
            9.672%, 02/16/14 (A)                            1,700           1,658
      Sorenson Communications,
         2nd Lien
            9.700%, 02/16/14                                1,250           1,219
            9.672%, 02/16/14 (A)                            1,500           1,463
      Surgical Care Affiliates
            4.946%, 12/29/14                                1,489           1,288
      Texas Competitive Electric
            6.596%, 10/10/14                                4,615           4,324


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 183

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Texas Competitive Electric
      Holdings
         6.490%, 10/10/14                           $         300   $         281
         6.490%, 10/27/14                                     775             728
         6.489%, 10/27/14                                     297             279
         6.301%, 10/10/14                                     475             446
         6.301%, 10/27/14                                      75              70
         5.672%, 10/10/14 (A)                                 900             843
         0.000%, 10/10/14                                   3,675           3,443
   TFP Generation Holdings LLC
         6.946%, 12/15/14                                   1,250           1,124
   TFP Generation Holdings LLC,
      2nd Lien
         6.946%, 12/15/14                                   1,000             899
   Town Sports International
         4.313%, 08/27/13                                     273             232
   Tropicana Entertainment
         8.500%, 12/31/11                                   1,421           1,374
   Univision Communications
         5.494%, 03/15/14                                     940             793
         5.494%, 09/15/14 (A)                                 328             276
         5.491%, 09/15/14                                     566             477
         4.922%, 09/29/14 (A)                                 361             305
         0.000%, 03/15/14                                      60               9
   Univision Communications,
      Delayed Draw (A) (H)
         4.922%, 09/15/14                                      89              14
         4.922%, 09/29/14                                      47               7
   Venoco
         6.688%, 05/07/14                                     400             379
   Verint Systems
         5.873%, 05/09/14                                   1,877           1,689
   WideOpenWest Finance LLC,
      2nd Lien
         9.375%, 06/18/15 (A)                               1,017             813
   Wind Acquisition Holdings
         9.984%, 12/12/11                                   2,636           2,562
         9.984%, 12/21/11                                   1,138           1,107
                                                                    -------------
Total Loan Participations
   (Cost $131,735) ($ Thousands)                                          123,278
                                                                    -------------
COLLATERALIZED DEBT OBLIGATIONS -- 4.8%
   Ares IIIR CLO, Ser 2007-3RA,
      Cl SUB
         0.000%, 04/16/21 (C)                               5,000           2,750
   Ares VR CLO, Ser 2006-5RA,
      Cl SUB
         0.000%, 02/24/18 (C)                               3,500           1,890
   Ares XI CLO, Ser 2007-11A,
      Cl SUB
         0.000%, 10/11/21 (C)                               3,000           1,508
   Babson CLO, Ser 2007-2A, Cl D
         4.413%, 07/15/08 (A) (C)                           1,050             632

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Babson CLO, Ser 2004-II, Cl SUB
         0.000%, 11/15/16 (C)                       $       1,800   $         756
   Babson CLO, Ser 2007-2A, Cl INC
         0.000%, 04/15/21 (C)                               2,700           1,373
   Battalion CLO, Cl E
         6.960%, 07/14/08 (A) (C)                           2,550           1,415
   Battalion CLO, Ser 2007-1, Cl 1A
         0.000%, 07/14/22 (C)                               1,750             945
   Carlyle High Yield Partners CLO,
      Ser 2006-8A, Cl N
         0.000%, 05/21/21                                   3,000           1,350
   CIFC Funding, Ser 2006-I
         0.000%, 10/20/20 (A) (C)                           2,000           1,450
   CIFC Funding, Ser 2006-II
         0.000%, 03/01/21 (A) (C)                           3,000           1,958
   CIFC Funding, Ser 2006-1BA, Cl A3L
         3.429%, 06/23/08 (A) (C)                           3,525           1,939
   CIFC Funding, Ser 2007-2A,
      Cl SUB
         0.000%, 04/15/21 (C)                               2,500           1,375
   CIFC Funding, Ser 2007-3A, Cl B
         4.157%, 07/28/08 (A) (C)                           2,700           1,485
   CIFC Funding, Ser 2007-IV
         0.000%, 12/19/07                                   3,900           3,352
   Connecticut Valley Structured
      Credit CDO III, Ser 2006-3A, Cl NOTE
         0.000%, 03/23/23 (C)                               1,200             180
   Copper River CLO, Ser 2006-1A,
      Cl INC
         0.000%, 01/20/21 (C)                               3,000           1,904
   De Meer Middle Market CLO,
      Cl B
         3.218%, 10/20/18 (A) (C)                           1,200             977
   De Meer Middle Market CLO,
      Ser 2006-1A, Cl INC
         0.000%, 10/20/18 (C)                               3,167           1,811
   Denali Capital CLO VII, Ser 2007-1A
      Cl INC
         0.000%, 01/22/22 (C)                               4,500           3,004
   Duane Street CLO, Ser 2007-5A,
      Cl SN
         0.000%, 10/14/21 (C)                               3,500           2,190
   Gale Force CLO, Ser 2007-4A,
      Cl E
         9.095%, 08/20/08 (A)                               4,200           2,759
   Gale Force CLO, Ser 2007-4A,
      Cl INC
         2.695%, 08/20/08 (A)                               6,000           3,851
   Gleneagles CLO, Ser AI
         0.000%, 08/01/08 (A)                               6,000           3,300
   GoldenTree Loan Opportunities III,
      Ser 2007-3A, Cl SUB
         0.000%, 05/01/22 (C)                               3,100           1,550


     184 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount
                                                    ($ Thousands)    Market Value
Description                                            /Shares      ($ Thousands)
-------------------------------------------------   -------------   -------------
   ING Investment Management I CLO
         0.000%, 12/01/17 (A) (C)                   $       2,000   $         860
   ING Investment Management II CLO
         0.000%, 08/01/20 (A) (C)                           4,800           2,448
   Lightpoint CLO, Ser 2006-4A,
      Cl INC
         0.000%, 04/15/18 (C)                               2,000             693
   Marathon CLO, Cl B
         3.342%, 06/20/08 (A) (C)                           1,300             939
   Marathon CLO, Ser 2005-2A,
      Cl INC
         0.000%, 12/20/19 (C)                               1,500             970
   Marlborough Street CLO,
      Ser 2007-1A, Cl INC
         0.000%, 04/18/19 (C)                               2,300           1,214
   Peritus I CDO (I)
         0.000%, 12/19/07                                   3,000             450
   Peritus I CDO, Ser 2005-1A,
      Cl C (I)
         9.000%, 05/24/15 (C)                              10,537           6,954
   Rockwall Investors CDO
         0.000%, 08/01/21 (A) (C)                           3,000           1,680
   Sands Point Funding,
      Ser 2006-1A, Cl C
         3.534%, 07/18/08 (A) (C)                             680             431
   Sargas CLO I,
      Ser 2006-1A, Cl SUB
         0.000%, 08/27/20 (C)                               2,900           1,305
   Stanfield Veyron CLO,
      Ser 2006-1A, Cl SUB
         0.000%, 07/15/18                                   2,000           1,000
   Tralee CDO, Ser 2007-1A,
      Cl SUB
         0.000%, 04/16/22 (C)                               2,500           1,250
   Whitehorse CLO II
         0.000%, 03/15/13 (A)                               3,500           1,127
                                                                    -------------
Total Collateralized Debt Obligations
   (Cost $91,871) ($ Thousands)                                            67,025
                                                                    -------------
COMMON STOCK -- 0.2%
   Armstrong World Industries                               6,237             203
   Core-Mark Holding* (B)                                  12,992             377
   Dana Holdings*                                          58,081             616
   Federal Mogul, Cl A*                                    40,084             801
   Huntsman                                                 8,803             193
   Mirant*                                                  2,931             119
   Owens Corning* (B)                                      23,403             604
   Solutia* (B)                                            30,438             419
   UAL (B)                                                  1,196              10
                                                                    -------------
Total Common Stock
   (Cost $4,013) ($ Thousands)                                              3,342
                                                                    -------------

                                                     Face Amount
                                                    ($ Thousands)    Market Value
Description                                            /Shares      ($ Thousands)
-------------------------------------------------   -------------   -------------
CONVERTIBLE BONDS -- 0.1%
   Adelphia Recovery Trust,
      Ser ACE-1 (escrow security)
         0.000%, 02/15/09                           $         466   $          --
   American Tower
         7.000%, 10/15/17 (C)                                 300             299
   Flextronics CV to 64.4122
         1.000%, 08/01/10                                   1,015             986
   Mirant CV to 131.9888
         0.000%, 07/15/07 (E)                                 750               2
   Mirant CV to 14.7167
         0.000%, 06/15/21 (B) (E)                           1,950               3
                                                                    -------------
Total Convertible Bonds
   (Cost $1,422) ($ Thousands)                                              1,290
                                                                    -------------
PREFERRED STOCK -- 0.1%
   Dana, Ser B, 0%*                                           575             547
   Rural Cellular PIK, 12.25%*                                 --             497
                                                                    -------------
Total Preferred Stock
   (Cost $973) ($ Thousands)                                                1,044
                                                                    -------------
COMMERCIAL PAPER -- 0.1%
   Hawker Beechcraft
         9.750%, 04/01/17 (B)                                 875             863
                                                                    -------------
Total Commercial Paper
   (Cost $863) ($ Thousands)                                                  863
                                                                    -------------
AFFILIATED PARTNERSHIP -- 15.1%
   SEI Liquidity Fund, L.P.,
         2.810%**+ (F)                                211,083,584         211,084
                                                                    -------------
Total Affiliated Partnership
   (Cost $211,084) ($ Thousands)                                          211,084
                                                                    -------------
CASH EQUIVALENTS -- 2.1%
   SEI Daily Income Trust, Prime
      Obligation Fund, Cl A,
         2.460%**+                                     28,842,486          28,842
                                                                    -------------
Total Cash Equivalents
   (Cost $28,842) ($ Thousands)                                            28,842
                                                                    -------------
Total Investments -- 112.9%
   (Cost $1,670,801) ($ Thousands)                                  $   1,581,079
                                                                    =============


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 185

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Concluded)
May 31, 2008

Description
-------------------------------------------------
Percentages are based on a Net Assets of $1,399,859 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of May 31, 2008.

+    Investment in Affiliated Security (See Note 3).

++   Real Estate Investment Trust

(A) Variable Rate Security -- The rate reported is the rate in effect as of May 31, 2008. The date reported is the next reset date.

(B) This security or a partial position of this security is on loan at May 31, 2008. The total value of securities on loan at May 31, 2008 was $198,692 ($ Thousands).

(C) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(D) Step Bonds -- The rate reflected is the effective yield on May 31, 2008. The coupon on a step bond changes on a specified date.

(E)  Security in default on interest payments.

(F) This security was purchased with collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2008 was $211,084 ($ Thousands).

(H)  Unfunded Bank Loan.

(I) Securities considered illiquid. The total value of such securities as of May 31, 2008 was $7,404 ($ Thousands) and represented 0.5% of Net Assets.

CDO  -- Collateralized Debt Obligation

Cl   -- Class

CLO  -- Collateralized Loan Obligation

CV   -- Convertible Security

LLC  -- Limited Liability Company

L.P. -- Limited Partnership

MTN  -- Medium Term Note

PIK  -- Payment-in-Kind

PLC  -- Public Limited Company

Ser  -- Series

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


     186 SEI Institutional Investments Trust / Annual Report / May 31, 2008

SCHEDULE OF INVESTMENTS

Long Duration Fund
May 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)++:

                                  (BAR CHART)

Mortgage-Backed Securities           33.9%
Asset-Backed Securities              28.2%
U.S. Government Agency Obligations   17.3%
Financials                           13.7%
Utilities                             3.1%
Industrials                           2.1%
Telecommunication Services            0.8%
Short-Term Investments                0.6%
Health Care                           0.3%

++ Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
MORTGAGE-BACKED SECURITIES -- 34.4%

AGENCY MORTGAGE-BACKED OBLIGATIONS -- 3.5%

   FHLMC
         6.500%, 08/01/29                           $         667   $         678
   FHLMC ARM
         7.267%, 08/15/08                                     175             176
   FHLMC CMO, Ser 2748, Cl ZT
         5.500%, 02/15/24                                      91              87
   FHLMC TBA
         7.000%, 01/01/33                                     346             368
   FNMA
         7.000%, 04/01/34                                     355             373
   FNMA ARM
         7.136%, 07/25/08                                     208             211
         6.456%, 07/25/08                                     518             526
         3.886%, 07/25/08                                     542             548
   FNMA CMO, Ser 2001-48, Cl PD
         6.500%, 06/25/20                                     112             113
   FNMA CMO, Ser 2003-122, Cl ZQ
         6.000%, 12/25/33                                     123             124
   FNMA CMO, Ser 2004-12, Cl ZX
         6.000%, 03/25/34                                     133             114
   FNMA CMO, Ser 2004-31, Cl MZ
         4.250%, 05/25/34                                     119              84
   FNMA CMO, Ser 2004-80, Cl XZ
         5.000%, 11/25/34                                     239             187
   GNMA ARM
         6.375%, 07/20/08                                     309             314
   GNMA CMO, Ser 2003-112, Cl SG
         5.393%, 06/16/08 (A)                                 134              81
                                                                    -------------
                                                                            3,984
                                                                    -------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 30.9%

   Alliance Bancorp Trust, Ser OA1,
      Cl A1
         2.633%, 06/25/08 (A)                               1,774           1,397
   American Home Mortgage
      Investment Trust, Ser 2007-2,
      Cl 11A1
         2.622%, 06/25/08 (A)                               2,309           1,998

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Bayview Commercial Asset Trust,
      Ser 2006-1A, Cl M3
         2.813%, 06/25/08 (A) (B)                   $       1,095   $         668
   Bayview Commercial Asset Trust,
      Ser 2007-2A, Cl A1
         2.662%, 06/25/08 (A) (B)                           2,608           2,060
   Bayview Commercial Asset Trust,
      Ser 2007-3, Cl A1
         2.633%, 06/25/08 (A) (B)                           2,658           2,443
   Chase Mortgage Finance,
      Ser 2007-A2, Cl 2A3
         4.243%, 07/25/08 (A)                               1,518           1,417
   Citigroup Commercial Mortgage Trust,
      Ser 2007-C6, Cl AM
         5.700%, 07/10/08 (A)                               1,470           1,356
   Citigroup Mortgage Loan Trust,
      Ser 2003-1, Cl WA2
         6.500%, 06/25/31                                      71              66
   Citigroup Mortgage Loan Trust,
      Ser 2004-2, Cl 2A1
         6.500%, 08/25/18 (B)                                  90              90
   Countrywide Alternative Loan Trust,
      Ser 2005-16, Cl A5
         2.672%, 06/25/08 (A)                                 537             399
   Countrywide Alternative Loan Trust,
      Ser 2005-27, Cl 1A2
         5.476%, 06/25/08 (A)                               1,027             801
   Countrywide Alternative Loan Trust,
      Ser 2005-27, Cl 2A1
         5.872%, 06/01/08 (A)                                 645             484
   Countrywide Alternative Loan Trust,
      Ser 2005-27, Cl 3A2
         5.176%, 06/01/08 (A)                                  78              60
   Countrywide Alternative Loan Trust,
      Ser 2005-61, Cl 2A1
         2.672%, 06/25/08 (A)                                 548             440
   Countrywide Alternative Loan Trust,
      Ser 2005-72, Cl A1
         3.405%, 06/27/08 (A)                                 802             656
   Countrywide Alternative Loan Trust,
      Ser 2006-OA2, Cl X1P, IO
         2.000%, 06/01/08                                   7,348             320
   Countrywide Home Loans,
      Ser 2006-2, Cl 1A1
         2.712%, 06/25/08 (A)                                 260             213
   DSLA Mortgage Loan Trust,
      Ser 2004-AR1, Cl A2A
         2.908%, 06/19/08 (A)                                  94              82
   DSLA Mortgage Loan Trust,
      Ser 2005-AR2, Cl 2A1A
         2.707%, 06/19/08 (A)                                 434             345
   DSLA Mortgage Loan Trust,
      Ser 2005-AR4, Cl 2A1A
         2.757%, 06/21/08 (A)                                 558             457


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 187

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Greenpoint Mortgage Funding Trust,
      Ser 2006-AR3, Cl 4A1
         2.603%, 06/25/08 (A)                       $       2,140   $       1,673
   Greenwich Capital Commercial
      Funding, Ser 2005-GG5, Cl AM
         5.277%, 06/01/08 (A)                               1,960           1,861
   GS Mortgage Securities II,
      Ser 2006-GG8, Cl A4
         5.560%, 11/10/39                                   1,980           1,955
   Harborview Mortgage Loan Trust,
      Ser 2004-8, Cl 2A4A
         2.897%, 06/19/08 (A)                                 492             421
   Harborview Mortgage Loan Trust,
      Ser 2005-01, Cl X, IO
         2.967%, 06/01/08                                   1,398              20
   Harborview Mortgage Loan Trust,
      Ser 2005-11, Cl 2A1A
         2.807%, 06/19/08 (A)                                 775             630
   Harborview Mortgage Loan Trust,
      Ser 2005-12, Cl X2B, IO
         2.914%, 06/01/08 (A)                               3,441              73
   Harborview Mortgage Loan Trust,
      Ser 2006-1, Cl X1, IO
         3.880%, 07/19/08 (A)                               7,409             266
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR12, Cl AX2, IO
         0.760%, 06/01/08 (A)                                 528               7
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR12, Cl A1
         2.783%, 06/25/08 (A)                                 266             241
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR5, Cl 2A1B
         2.792%, 06/27/08 (A)                                 231             205
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR6, Cl 6A1
         5.454%, 06/01/08 (A)                                 247             240
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR7, Cl A2
         2.823%, 06/25/08 (A)                                  70              63
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR8, Cl 2A2A
         2.792%, 06/27/08 (A)                                  71              64
   Indymac Index Mortgage Loan Trust,
      Ser 2005-AR18, Cl 2A1A
         2.702%, 06/25/08 (A)                               1,437           1,177
   JPMorgan Chase Commercial
      Mortgage, Ser 2006-CB16, Cl AM
         5.593%, 05/12/45                                   2,330           2,169
   JPMorgan Chase Commercial
      Mortgage, Ser 2006-LDP7, Cl A4
         6.065%, 06/01/08 (A)                                 535             541

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   JPMorgan Mortgage Trust,
      Ser 2005-A2, Cl 9A1
         4.236%, 07/25/08 (A)                       $         753   $         766
   Master Adjustable Rate Mortgage
      Trust, Ser 2006-OA2, Cl 4A1A
         4.640%, 06/01/08 (A)                               2,183           1,588
   Master Alternative Loans Trust,
      Ser 2003-3, Cl 2A1
         8.500%, 05/25/33                                     166             168
   Master Seasoned Securities Trust,
      Ser 2005-1, Cl 4A1
         5.967%, 06/25/08 (A)                                 404             379
   Residential Accredit Loans,
      Ser 2005-QO3, Cl A1
         2.792%, 06/25/08 (A)                               2,605           2,115
   Structured Asset Mortgage
      Investments, Ser 2006-AR1,
      Cl 3A1
         2.622%, 06/28/08 (A)                               1,730           1,338
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2000-1, Cl M2
         3.692%, 06/25/08 (A)                                 417             411
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2005-AR2, Cl 2A21
         2.723%, 06/25/08 (A)                                 393             327
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2007-OA3, Cl 4A1
         4.846%, 06/01/08 (A)                               1,797           1,353
                                                                    -------------
                                                                           35,803
                                                                    -------------
Total Mortgage-Backed Securities
   (Cost $46,039) ($ Thousands)                                            39,787
                                                                    -------------
ASSET-BACKED SECURITIES -- 28.5%

MORTGAGE RELATED SECURITIES -- 28.5%

   ACE Securities, Ser WF1, Cl A2C
         2.733%, 06/25/08 (A)                               2,142           1,984
   Asset-Backed Securities Home
      Equity, Ser 2003-HE4, Cl M2
         5.514%, 06/15/08 (A)                                 621             499
   Bayview Financial Acquisition Trust,
      Ser 2004-B, Cl A1
         2.882%, 06/28/08 (A) (B)                           1,436           1,250
   Bayview Financial Acquisition Trust,
      Ser 2005-A, Cl A1
         2.882%, 06/28/08 (A) (B)                           2,100           1,803


     188 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Bayview Financial Revolving
      Mortgage Loan Trust,
      Ser 2005-E, Cl A1
         2.882%, 06/28/08 (A) (B)                   $       2,400   $       1,992
   Bear Stearns Asset-Backed Securities
      Trust, Ser 2007-HE5, Cl 1A2
         2.572%, 06/25/08 (A)                               2,300           2,064
   BNC Mortgage Loan Trust,
      Ser 2007-2, Cl A2
         2.492%, 06/25/08 (A)                                 570             546
   Continental Airlines, Ser 2002-1,
      Cl G1
         3.126%, 08/15/08 (A)                                  75              75
   Countrywide Asset-Backed
      Certificates, Ser 2003-BC1,
      Cl M1
         3.773%, 06/25/08 (A)                                 254             183
   Credit-Based Asset Servicing and
      Securitization LLC, Ser 2006-CB9,
      Cl A2
         2.503%, 06/26/08 (A)                               1,076             934
   Credit-Based Asset Servicing and
      Securitization LLC, Ser 2007-CB4,
      Cl M1
         2.712%, 06/25/08 (A)                               1,192             364
   Credit-Based Asset Servicing,
      Ser 2005-CB5, Cl AF1
         2.532%, 06/25/08 (A)                                  --              --
   Credit-Based Asset Servicing,
      Ser 2006-CB4, Cl AV3
         2.543%, 06/25/08 (A)                               2,750           2,524
   First Franklin Mortgage Loan
      Asset-Backed Certificates,
      Ser 2005-FF2, Cl A2C
         2.702%, 06/25/08 (A)                                 513             456
   First Franklin Mortgage Loan
      Asset-Backed Certificates,
      Ser 2007-FF1, Cl A2D
         2.612%, 06/25/08 (A)                               2,750           1,514
   First Franklin Mortgage Loan
      Asset-Backed Certificates,
      Ser 2007-FF2, Cl A2D
         2.612%, 06/25/08 (A)                               1,850           1,009
   GMAC Mortgage Loan Trust,
      Ser 2000-HE2, Cl A1
         2.833%, 06/25/08 (A)                                 544             395
   Home Equity Asset Trust,
      Ser 2007-3, Cl 2A2
         2.572%, 06/25/08 (A)                               2,300           1,946
   Indymac Home Equity Loan
      Asset-Backed Trust, Ser 2002-A,
      Cl M1
         3.517%, 06/27/08 (A)                                 756             618

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Inman Square Funding, Ser 2A, Cl I
         3.178%, 07/06/08 (A) (B)                   $       1,820   $         728
   Irwin Home Equity, Ser 2003-A,
      Cl M2
         5.042%, 06/27/08 (A)                                 285             246
   Ivy Lane CDO, Ser 2006-1A, Cl A1
         3.114%, 08/05/08 (A) (B)                           1,349             742
   JPMorgan Mortgage Acquisition,
      Ser 2007-HE1, Cl AV1
         2.453%, 06/25/08 (A)                                 931             878
   Lehman XS Trust, Ser 2006-12N,
      Cl A1A1
         2.473%, 06/25/08 (A)                                 328             321
   Long Beach Asset Holdings,
      Ser 2006-9, Cl N1
         6.250%, 10/25/46 (B)                                 826              54
   Master Asset-Backed Securities Trust,
      Ser 2007-HE1, Cl A1
         2.473%, 06/25/08 (A)                                 889             862
   Mid-State Trust, Ser 2004-1, Cl B
         8.900%, 08/15/37                                     413             397
   Morgan Stanley Capital,
      Ser 2002-HE3, Cl M1
         4.043%, 06/26/08 (A)                               1,259           1,075
   Nationstar Home Equity Loan Trust,
      Ser 2006-B, Cl AV3
         2.563%, 06/25/08 (A)                               2,565           2,048
   Nationstar Home Equity Loan Trust,
      Ser 2007-B, Cl 2AV4
         2.712%, 06/25/08 (A)                               2,000           1,193
   Nationstar NIM Trust, Ser 2007-B,
      Cl A
         8.750%, 05/25/37 (B)                                 194              58
   Renaissance Home Equity Loan
      Trust, Ser 2007-1, Cl N
         9.793%, 04/25/37 (B)                                 342             143
   Residential Funding Mortgage
      Securities, Ser 1999-HI8, Cl AI7
         8.470%, 11/25/29                                     223             203
   Saxon Asset Securities Trust,
      Ser 2005-1, Cl M1
         3.188%, 06/25/08 (A)                               1,795           1,433
   Structured Asset Securities,
      Ser 2006-WF2, Cl A3
         2.543%, 06/25/08 (A)                               1,500           1,371
   Structured Asset Securities,
      Ser 2007-EQ1, Cl A4
         2.643%, 06/25/08 (A)                               1,500           1,043
                                                                    -------------
Total Asset-Backed Securities
   (Cost $42,820) ($ Thousands)                                            32,951
                                                                    -------------


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 189

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.5% (C)
   FHLB DN
         2.099%, 06/20/08                           $       5,980   $       5,973
         2.073%, 06/13/08                                   3,420           3,418
         2.063%, 06/18/08                                     705             704
         2.040%, 06/25/08                                   3,025           3,021
         1.934%, 06/06/08                                     445             445
   FHLMC DN
         2.379%, 06/23/08                                      21              21
         2.065%, 07/14/08 (E)                               1,460           1,456
         2.060%, 07/21/08 (E)                               5,246           5,231
   FNMA DN
         2.099%, 06/25/08 (D)                                  35              35
                                                                    -------------
Total U.S. Government Agency Obligations
   (Cost $20,304) ($ Thousands)                                            20,304
                                                                    -------------
CORPORATE OBLIGATIONS -- 17.5%

FINANCIALS -- 11.1%

   Bank of America
         8.000%, 07/30/08 (A)                                 700             694
   Bank of America, Ser A
         8.070%, 12/31/26 (B)                                 817             804
   Barrick Gold Finance
         5.800%, 11/15/34                                     397             340
   Bear Stearns
         7.250%, 02/01/18                                     475             505
         2.979%, 07/16/08 (A)                                 700             693
   Capital One Financial MTN
         3.270%, 06/11/08 (A)                                 350             333
   Cedar Brakes II LLC
         9.875%, 09/01/13 (B)                                 280             308
   Chase Capital II
         3.373%, 08/01/08 (A)                                 350             276
   Citigroup
         4.125%, 02/22/10                                     800             796
   Citigroup Capital XXI
         8.300%, 06/21/08 (A)                                 340             340
   CoreStates Capital I
         8.000%, 12/15/26 (B)                               1,000           1,010
   Countrywide Financial MTN
         5.104%, 06/26/08 (A)                                 525             487
         2.849%, 06/19/08 (A)                                 300             275
   Deutsche Bank Capital
      Funding Trust
         5.628%, 07/19/08 (A) (B)                             582             497
   Farmers Insurance Exchange
         8.625%, 05/01/24 (B)                                  80              83
   Ford Motor Credit LLC
         6.625%, 06/16/08                                     165             165
   GMAC LLC
         5.276%, 06/25/08 (A)                                 488             352
   HBOS
         5.920%, 10/01/08 (A) (B)                             400             312

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Lehman Brothers Holdings MTN
         8.920%, 08/16/08 (A)                       $         462   $         364
         2.954%, 07/18/08 (A)                                 730             685
   Lehman Brothers Holdings,
      Ser H MTN
         8.510%, 11/30/08 (A)                                 528             533
   MBNA Capital B
         3.673%, 08/01/08 (A)                                 288             224
   Meridian Funding
         2.927%, 07/06/08 (A) (B)                              33              32
   Nationwide Mutual Insurance
         7.875%, 04/01/33 (B)                                 150             153
   Power Receivable Finance LLC
         6.290%, 01/01/12 (B)                                 281             288
   Security Benefit Life
         7.450%, 10/01/33 (B)                                 750             655
   Simon Property Group L.P.
         5.750%, 05/01/12++                                   420             421
   Wachovia
         7.980%, 09/15/08 (A)                                 150             146
   Weingarten Realty Investors MTN
         8.250%, 01/22/10++                                   750             785
   ZFS Finance USA Trust I
         6.500%, 11/09/08 (A) (B)                             300             264
                                                                    -------------
                                                                           12,820
                                                                    -------------
HEALTH CARE -- 0.3%

   UnitedHealth Group
         6.875%, 02/15/38                                     425             407
                                                                    -------------
INDUSTRIALS -- 2.1%

   America West Airlines, Ser 01-1
         7.100%, 04/02/21                                     167             158
   American Airlines Pass-Through Trust
      2003-01, Ser AMBC
         3.857%, 07/09/10                                     557             527
   Continental Airlines, Ser 99-2
         7.056%, 09/15/09                                     450             444
   Continental Airlines, Ser AMBC
         6.236%, 03/15/20                                      88              80
   Delta Air Lines, Ser 2001-1
         7.111%, 09/18/11                                     600             567
   United Air Lines, Ser 2001-1
         6.201%, 09/01/08                                     191             187
   United Air Lines, Ser 2001-1,
      Cl A-1
         6.071%, 03/01/13                                     487             483
                                                                    -------------
                                                                            2,446
                                                                    -------------
TELECOMMUNICATION SERVICES -- 0.8%

   Verizon Communications
         6.400%, 02/15/38                                     925             907
                                                                    -------------


     190 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
UTILITIES -- 3.2%

   Centerpoint Energy
         5.875%, 06/01/08                           $         750   $         750
   Entergy Gulf States
         3.476%, 08/15/08 (A)                                 275             272
   Entergy Louisiana LLC
         5.830%, 11/01/10                                   1,250             249
   Progress Energy Florida, Cl A
         3.078%, 06/13/08 (A)                                 500             498
   Sempra Energy
         5.781%, 11/01/14 (B)                                 600             586
   Tennessee Valley Authority
         4.875%, 01/15/48                                   1,420           1,312
                                                                    -------------
                                                                            3,667
                                                                    -------------
Total Corporate Obligations
   (Cost $21,215) ($ Thousands)                                            20,247
                                                                    -------------

                                                     Shares/Face
                                                        Amount       Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
CASH EQUIVALENT -- 0.6%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 2.460%*+                                      729,016   $         729
                                                                    -------------
Total Cash Equivalent
   (Cost $729) ($ Thousands)                                                  729
                                                                    -------------
COMMERCIAL PAPER -- 2.9% (C)
   BNP Paribas Finance
         1.000%, 07/02/08                           $       1,100           1,098
   Merrill Lynch
         6.455%, 06/27/08                                   1,080           1,078
   Rabobank USA Financial
         2.490%, 06/09/08                                   1,135           1,134
                                                                    -------------
Total Commercial Paper
   (Cost $3,310) ($ Thousands)                                              3,310
                                                                    -------------
Total Investments -- 101.4%
   (Cost $134,417) ($ Thousands)                                    $     117,328
                                                                    =============

A summary of outstanding swap agreements held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financial Statements):

                              CREDIT DEFAULT SWAPS

                                                                                                        NET UNREALIZED
                                                                  (PAYS)/                   NOTIONAL     APPRECIATION
                                                     BUY/SELL    RECEIVES   TERMINATION      AMOUNT     (DEPRECIATION)
COUNTERPARTY          REFERENCE ENTITY/OBLIGATION   PROTECTION     RATE         DATE      (THOUSANDS)    ($ THOUSANDS)
------------          ---------------------------   ----------   --------   -----------   -----------   --------------
Barclays Bank PLC     ABX.HE.AA 07-1 Index             sell        0.15%      08/25/37         225         $  (138)
Citigroup             ABX.HE.AA 07-1 Index             sell        0.15       08/25/37         200            (133)
Citigroup             ABX.HE.AA 07-1 Index             sell        0.15       08/25/37         200            (124)
Citigroup             ABX.HE.AA 07-1 Index             sell        0.15       01/25/38         200            (120)
Citigroup             ABX.HE.AA 07-1 Index             sell        0.15       08/25/37         505            (289)
Lehman Brothers       ABX.HE.AA 07-1 Index             sell        0.15       08/25/37       1,005            (553)
Citigroup             ABX.HE.AA 07-2 Index             sell        1.92       01/25/38         300            (207)
Citigroup             ABX.HE.AA 07-2 Index             sell        1.92       01/25/38         200            (130)
Citigroup             ABX.HE.AA 07-2 Index             sell        1.92       01/25/38       2,015          (1,269)
Citigroup             ABX.HE.AA 07-2 Index             sell        1.92       01/25/38         380            (227)
JPMorgan Chase Bank   ABX.HE.AA 07-2 Index             sell        1.92       01/25/38         200            (140)
JPMorgan Chase Bank   ABX.HE.AA 07-2 Index             sell        1.92       01/25/38         400            (260)
JPMorgan Chase Bank   ABX.HE.AA 07-2 Index             sell        1.92       01/25/38         705            (434)
Lehman Brothers       ABX.HE.AA 07-2 Index             sell        1.92       01/25/38         205            (152)
Lehman Brothers       ABX.HE.AA 07-2 Index             sell        1.92       01/25/38         305            (110)
Lehman Brothers       ABX.HE.AA 07-2 Index             sell        1.92       01/25/38         305             (93)
Lehman Brothers       ABX.HE.AA 07-2 Index             sell        1.92       01/25/38         305             (91)
Lehman Brothers       ABX.HE.AA 07-2 Index             sell        1.92       01/25/38         305             (76)
Credit Suisse         ABX.HE.AAA 07-1 Index            sell        0.09       08/25/37       1,225            (289)
Lehman Brothers       ABX.HE.BBB 07-2 Index            sell        5.00       01/25/38         515            (144)
Lehman Brothers       ABX.HE.BBB 07-2 Index            sell        5.00       01/25/38         535            (147)
Barclays Bank PLC     Goldman Sachs, 12/20/2012        buy        (0.75)      12/20/12          50               1
Barclays Bank PLC     Ambac Assurance, 12/20/2012      buy        (1.27)      12/20/12         350              97
Citigroup             Toll Brothers, 12/20/2012        buy        (2.83)      12/20/12         220              14
Citigroup             Pulte Homes, 12/20/2012          buy        (3.88)      12/20/12         100               5
Citigroup             Pulte Homes, 12/20/2012          buy        (3.91)      12/20/12         235              12
Credit Suisse         Ambac Assurance, 12/20/2012      buy        (3.78)      12/20/12         325              18
Deutsche Bank         Ambac Assurance, 12/20/2012      buy        (3.87)      12/20/12         370              20
JPMorgan Chase Bank   Ambac Assurance, 12/20/2012      buy        (0.74)      12/20/12       1,300              38
JPMorgan Chase Bank   Ambac Assurance, 12/20/2012      buy        (0.91)      12/20/12       1,300              60
Merrill Lynch         Toll Brothers, 12/20/2012        buy        (2.78)      12/20/12         500              33
Merrill Lynch         Toll Brothers, 12/20/2012        buy        (2.83)      12/20/12         310              20
Merrill Lynch         Centex, 12/20/2012               buy        (3.56)      12/20/12         325              29
Merrill Lynch         Centex, 12/20/2012               buy        (3.65)      12/20/12         195              17
Barclays Bank PLC     Lehman Brothers, 12/20/2014      buy        (1.16)      12/20/14       1,000              88
                                                                                                           -------
                                                                                                           $(4,674)
                                                                                                           =======


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 191

SCHEDULE OF INVESTMENTS

Long Duration Fund (Concluded)
May 31, 2008

                               INTEREST RATE SWAPS

                                                                                       NET UNREALIZED
                                                                           NOTIONAL     APPRECIATION
                                                           TERMINATION      AMOUNT     (DEPRECIATION)
COUNTERPARTY        FUND PAYS          FUND RECEIVES           DATE      (THOUSANDS)    ($ THOUSANDS)
------------      -------------   ----------------------   -----------   -----------   --------------
Barclays          3-month LIBOR            5.18%             01/03/17        5,615         $  326
Barclays          3-month LIBOR            5.29              09/05/16        3,690            200
Barclays          3-month LIBOR            5.30              05/02/22        5,340            232
Citigroup              4.59%           3-month LIBOR         02/04/23        7,875           (178)
Citigroup         3-month LIBOR            5.19              03/02/22       16,450            583
Credit Suisse     3-month LIBOR            5.18              11/02/20       10,010            354
Credit Suisse     3-month LIBOR            5.39              04/04/16        5,980            362
Credit Suisse     3-month LIBOR            5.73              07/05/16        4,400            432
Credit Suisse     3-month LIBOR            5.73              07/05/22        6,700            702
Deutsche Bank     3-month LIBOR            5.43              02/02/22       19,515          1,374
Deutsche Bank     3-month LIBOR            5.31              04/03/22       26,200          1,228
Lehman Brothers        4.52       5y5y swaption straddle     05/24/17        1,060             15
Lehman Brothers        4.65       5y5y swaption straddle     05/18/17        1,900             11
Lehman Brothers        5.05       5y5y swaption straddle     10/16/17          210             (5)
Merrill Lynch          5.00       5y5y swaption straddle     10/18/17          210             (6)
Merrill Lynch          5.03       5y5y swaption straddle     10/16/17          210             (7)
                                                                                           ------
                                                                                           $5,623
                                                                                           ======

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows:

                            NUMBER OF                   UNREALIZED
TYPE OF                     CONTRACTS    EXPIRATION   APPRECIATION
CONTRACT                  LONG (SHORT)      DATE      ($ THOUSANDS)
--------                  ------------   ----------   -------------
U.S. Long Treasury Bond       (10)        Sep-2008              $16
                                                                ===

Percentages are based on a Net Assets of $115,754 ($ Thousands).

*    The rate reported is the 7-day effective yield as of May 31, 2008.

+    Investment in Affiliated Security (See Note 3).

++   Real Estate Investment Trust

(A) Variable Rate Security -- The rate reported is the rate in effect as of May 31, 2008. The date reported is the next reset date.

(B) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(C)  The rate reported is the effective yield at time of purchase.

(D) All or a portion of this security has been pledged as collateral for open futures contracts.

(E) Security, or portion thereof, has been pledged as collateral on open swap contracts.

ARM -- Adjustable Rate Mortgage

HCDO -- Collateralized Debt Obligation

Cl -- Class

CMO -- Collateralized Mortgage Obligation

DN -- Discount Note

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

IO -- Interest Only - Face amount represents notional amount

LIBOR -- London Interbank Offering Rate

LLC -- Limited Liability Company

L.P. -- Limited Partnership

MTN -- Medium Term Note

NIM -- Net Interest Margin

PLC -- Public Limited Company

Ser -- Series

TBA -- To be Announced

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


     192 SEI Institutional Investments Trust / Annual Report / May 31, 2008

Extended Duration Fund
May 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)++:

                                  (BAR CHART)

Mortgage-Backed Securities           31.7%
U.S. Government Agency Obligations   23.9%
Asset-Backed Securities              22.9%
Financials                           10.9%
Utilities                             3.7%
Commercial Paper                      2.5%
Industrials                           2.2%
Consumer Disrectionary                0.9%
Telecommunication Services            0.5%
Health Care                           0.4%
Short-Term Investments                0.2%
Cerificates of Deposit                0.2%

++   Percentages based on total investments.

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
MORTGAGE-BACKED SECURITIES -- 29.9%

AGENCY MORTGAGE-BACKED OBLIGATIONS -- 9.7%

   FHLMC
         6.500%, 08/01/29                           $         577   $        588
   FHLMC ARM
         7.267%, 08/15/08                                     287            289
         7.173%, 06/01/08                                     406            418
         5.904%, 06/01/08                                   1,210          1,228
         5.838%, 08/15/08                                     769            773
         5.277%, 08/15/08                                   2,255          2,289
         5.248%, 08/15/08                                   1,470          1,486
         5.130%, 08/15/08                                   1,365          1,369
         5.086%, 08/15/08                                   2,092          2,119
   FHLMC CMO, Ser 2006-4, Cl WE
         4.500%, 02/25/36                                   7,050          6,187
   FHLMC CMO, Ser 2733, Cl SB
         5.747%, 06/15/08 (A)                               9,810          7,149
   FHLMC CMO, Ser 2748, Cl ZT
         5.500%, 02/15/24                                     385            368
   FNMA
         7.000%, 04/01/34                                     548            575
   FNMA ARM
         7.136%, 07/25/08                                     339            342
         6.456%, 07/25/08                                     662            674
         6.455%, 07/25/08                                   1,405          1,405
         6.294%, 07/25/08                                     640            643
         6.063%, 07/25/08                                   3,092          3,163
         5.817%, 07/25/08                                     947            964
         5.101%, 07/25/08                                   1,269          1,273
         4.809%, 07/25/08                                   3,858          3,840
         4.524%, 07/25/08                                   3,833          3,852
         4.482%, 07/25/08                                   4,977          5,076
         3.886%, 07/25/08                                     642            649
   FNMA CMO, Ser 2001-48, Cl PD
         6.500%, 06/25/20                                      97             98
   FNMA CMO, Ser 2003-1, Cl PT
         5.500%, 04/25/28                                   9,028          9,151
   FNMA CMO, Ser 2003-122, Cl ZQ
         6.000%, 12/25/33                                     534            537

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   FNMA CMO, Ser 2004-12, Cl ZX
         6.000%, 03/25/34                           $         486   $        417
   FNMA CMO, Ser 2004-80, Cl XZ
         5.000%, 11/25/34                                     131            102
   FNMA CMO, Ser 2006-77, Cl PD
         6.500%, 10/25/30                                   7,319          7,560
   FNMA CMO, Ser 2007-83, Cl PA
         6.000%, 03/25/29                                   8,424          8,662
   GNMA CMO, Ser 2003-86, Cl ZK
         5.000%, 10/20/33                                   4,455          4,017
   GNMA CMO, Ser 2003-112, Cl SG
         5.393%, 06/16/08 (A)                                 114             69
                                                                    ------------
                                                                          77,332
                                                                    ------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 20.2%

   Alliance Bancorp Trust, Ser OA1,
      Cl A1
         2.633%, 06/25/08 (A)                               3,439          2,707
   American General Mortgage Loan
      Trust, Ser 2006-1, Cl A1
         5.750%, 07/25/08 (A) (B)                             486            484
   American Home Mortgage Assets,
      Ser 2006-2, Cl 2A1
         2.582%, 06/25/08 (A)                               5,806          4,584
   American Home Mortgage Assets,
      Ser 2006-3, Cl 3A12
         3.085%, 06/25/08 (A)                               4,743          3,729
   American Home Mortgage Assets,
      Ser 2007-2, Cl A1
         2.518%, 06/25/08 (A)                               6,012          4,671
   American Home Mortgage
      Investment Trust, Ser 2004-2,
      Cl 2A
         3.839%, 06/25/08 (A)                               8,345          8,252
   American Home Mortgage
      Investment Trust, Ser 2007-2,
      Cl 11A1
         2.622%, 06/25/08 (A)                               4,591          3,973
   Banc of America Mortgage Securities,
      Ser 2003-E, Cl 2A1
         4.038%, 06/01/08 (A)                               3,126          3,138
   Bayview Commercial Asset Trust,
      Ser 2005-1A, Cl A1
         2.693%, 06/25/08 (A) (B)                           3,437          3,276
   Bayview Commercial Asset Trust,
      Ser 2006-1A, Cl M3
         2.813%, 06/25/08 (A) (B)                           1,852          1,131
   Bayview Commercial Asset Trust,
      Ser 2007-1, Cl A1
         2.612%, 06/25/08 (A) (B)                           4,725          4,140
   Bayview Commercial Asset Trust,
      Ser 2007-2A, Cl A1
         2.662%, 06/25/08 (A) (B)                           5,123          4,047


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 193

SCHEDULE OF INVESTMENTS

Extended Duration Fund
May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Bayview Commercial Asset Trust,
      Ser 2007-3, Cl A1
         2.633%, 06/25/08 (A) (B)                   $       5,572   $      5,123
   Bella Vista Mortgage Trust,
      Ser 2004-1, Cl 2A1
         6.621%, 06/01/08 (A)                               8,035          7,763
   Chase Mortgage Finance,
      Ser 2007-A2, Cl 2A3
         4.243%, 07/25/08 (A)                               2,939          2,743
   Citigroup Commercial Mortgage Trust,
      Ser 2007-C6, Cl AM
         5.700%, 07/10/08 (A)                              10,245          9,448
   Citigroup Mortgage Loan Trust,
      Ser 2003-1, Cl WA2
         6.500%, 06/25/31                                     127            118
   Citigroup Mortgage Loan Trust,
      Ser 2004-2, Cl 2A1
         6.500%, 08/25/18 (B)                                  81             82
   Countrywide Alternative Loan Trust,
      Ser 2005-27, Cl 2A1
         5.872%, 06/01/08 (A)                               1,338          1,005
   Countrywide Alternative Loan Trust,
      Ser 2005-27, Cl 3A2
         5.176%, 06/01/08 (A)                                 143            112
   Countrywide Alternative Loan Trust,
      Ser 2005-59, Cl 1A1
         3.225%, 06/20/08 (A)                               3,915          3,222
   Countrywide Alternative Loan Trust,
      Ser 2005-61, Cl 2A1
         2.672%, 06/25/08 (A)                                 713            572
   Countrywide Alternative Loan Trust,
      Ser 2005-72, Cl A1
         3.405%, 06/27/08 (A)                               1,318          1,077
   Countrywide Alternative Loan Trust,
      Ser 2006-OA12, Cl A2
         2.689%, 06/20/08 (A)                               4,350          3,252
   Countrywide Alternative Loan Trust,
      Ser 2006-OA2, Cl X1P, IO
         2.000%, 06/01/08                                   9,436            411
   Credit Suisse Mortgage Capital
      Certificates, Ser 2006-C5, Cl A3
         5.311%, 12/15/39                                   6,560          6,355
   DSLA Mortgage Loan Trust,
      Ser 2004-AR1, Cl A2A
         2.908%, 06/19/08 (A)                                 105             92
   DSLA Mortgage Loan Trust,
      Ser 2005-AR4, Cl 2A1A
         2.757%, 06/21/08 (A)                                 898            735
   DSLA Mortgage Loan Trust,
      Ser 2006-AR1, Cl 2A1A
         5.016%, 06/01/08 (A)                               6,068          5,783
   Greenpoint Mortgage Funding Trust,
      Ser 2006-AR3, Cl 4A1
         2.603%, 06/25/08 (A)                               5,502          4,301

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Greenwich Capital Commercial
      Funding, Ser 2005-GG5, Cl AM
         5.277%, 06/01/08 (A)                       $       8,775   $      8,331
   Greenwich Capital Commercial
      Funding, Ser 2007-GG9, Cl A4
         5.444%, 03/10/39                                   2,440          2,346
   GS Mortgage Securities II,
      Ser 2006-GG8, Cl A4
         5.560%, 11/10/39                                   5,935          5,859
   Harborview Mortgage Loan Trust,
      Ser 2004-8, Cl 2A4A
         2.897%, 06/19/08 (A)                                 670            574
   Harborview Mortgage Loan Trust,
      Ser 2005-01, Cl X, IO
         2.967%, 06/01/08                                   1,423             20
   Harborview Mortgage Loan Trust,
      Ser 2005-10, Cl 2A1A
         2.807%, 06/21/08 (A)                                 931            764
   Harborview Mortgage Loan Trust,
      Ser 2005-12, Cl X2B, IO
         2.914%, 06/01/08 (A)                               5,735            122
   Harborview Mortgage Loan Trust,
      Ser 2006-1, Cl X1, IO
         3.880%, 07/19/08 (A)                               8,756            315
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR12, Cl AX2, IO
         0.760%, 06/01/08 (A)                                 993             13
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR12, Cl A1
         2.783%, 06/25/08 (A)                                 274            248
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR5, Cl 2A1B
         2.792%, 06/27/08 (A)                                 296            262
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR6, Cl 6A1
         5.454%, 06/01/08 (A)                                 213            206
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR7, Cl A2
         2.823%, 06/25/08 (A)                                  96             86
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR8, Cl 2A2A
         2.792%, 06/27/08 (A)                                 235            212
   Indymac Index Mortgage Loan Trust,
      Ser 2005-AR18, Cl 2A1A
         2.702%, 06/25/08 (A)                               1,916          1,570
   Indymac Index Mortgage Loan Trust,
      Ser 2005-AR18, Cl 2A1B
         3.173%, 06/25/08 (A)                                 503            405
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR2, Cl 1A1A
         2.612%, 06/25/08 (A)                               2,073          1,627


     194 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   JPMorgan Chase Commercial
      Mortgage Securities,
      Ser 2006-LDP7, Cl A4
         6.065%, 06/01/08 (A)                       $       6,635   $      6,713
   JPMorgan Chase Commercial
      Mortgage Securities,
      Ser 2007-CB19, Cl A4
         5.747%, 07/12/08 (A)                               4,485          4,403
   JPMorgan Chase Commercial
      Mortgage Securities,
      Ser 2007-LDPX, Cl A3
         5.420%, 01/15/49                                   1,400          1,339
   JPMorgan Mortgage Trust,
      Ser 2005-A2, Cl 9A1
         4.236%, 07/25/08 (A)                               1,922          1,955
   Master Adjustable Rate Mortgage
      Trust, Ser 2006-OA2, Cl 4A1A
         4.640%, 06/01/08 (A)                               7,681          5,589
   Master Alternative Loans Trust,
      Ser 2003-3, Cl 2A1
         8.500%, 05/25/33                                     138            140
   Master Seasoned Securities Trust,
      Ser 2005-1, Cl 4A1
         5.967%, 06/25/08 (A)                                 879            823
   Morgan Stanley Capital I,
      Ser 2006-HQ8, Cl A4
         5.560%, 06/01/08 (A)                               2,175          2,149
   Residential Accredit Loans,
      Ser 2005-QO3, Cl A1
         2.792%, 06/25/08 (A)                               6,679          5,423
   Structured Asset Mortgage
      Investments, Ser 2006-AR1,
      Cl 3A1
         2.622%, 06/28/08 (A)                               2,649          2,050
   Structured Asset Mortgage
      Investments, Ser 2006-AR5,
      Cl 2A1
         2.603%, 06/25/08 (A)                                 679            526
   Wachovia Bank Commercial
      Mortgage Trust, Ser 2006-C25,
      Cl AM
         5.928%, 06/01/08 (A)                               3,620          3,438
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2000-1, Cl M2
         3.692%, 06/25/08 (A)                                 366            361
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2003-AR6, Cl A1
         4.341%, 06/01/08 (A)                                 986            956
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2004-AR3, Cl A2
         4.243%, 07/25/08 (A)                                 979            948

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2005-AR2, Cl 2A21
         2.723%, 06/25/08 (A)                       $         616   $        512
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2006-AR9, Cl 1XPP, IO
         1.270%, 06/01/08 (A)                             105,091            755
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2007-OA3, Cl 4A1
         4.846%, 06/01/08 (A)                               4,044          3,044
                                                                    ------------
                                                                         160,410
                                                                    ------------
Total Mortgage-Backed Securities
   (Cost $257,850) ($ Thousands)                                         237,742
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 22.6%
   FHLB
         2.750%, 05/07/09                                   1,150          1,150
   FHLB DN
         2.497%, 06/26/08 (C)                               1,195          1,195
   FHLB DN (C)
         2.099%, 06/20/08                                   4,530          4,525
         2.073%, 06/13/08                                  49,315         49,281
         2.063%, 06/18/08                                  12,095         12,083
         2.053%, 06/11/08                                  22,980         22,967
         2.040%, 06/25/08                                  37,760         37,705
         1.934%, 06/06/08                                  25,645         25,638
   FHLMC DN (C)
         2.379%, 06/23/08                                     136            136
         2.605%, 06/07/08                                   1,050          1,050
         2.313%, 06/28/08                                   1,215          1,216
         2.065%, 07/14/08                                   2,105          2,100
         2.060%, 07/21/08 (D)                              15,324         15,279
   FNMA DN
         1.013%, 07/21/08 (C) (D)                           4,980          4,966
                                                                    ------------
Total U.S. Government Agency Obligations
   (Cost $179,291) ($ Thousands)                                         179,291
                                                                    ------------
ASSET-BACKED SECURITIES -- 21.5%

MORTGAGE RELATED SECURITIES -- 21.5%

   ACE Securities, Ser WF1, Cl A2C
         2.733%, 06/25/08 (A)                               3,356          3,109
   Asset-Backed Securities Home
      Equity, Ser 2003-HE4, Cl M2
         5.514%, 06/15/08 (A)                               1,007            809
   Asset-Backed Securities Home
      Equity, Ser 2005-HE6, Cl A2D
         2.675%, 06/25/08 (A)                              10,500         10,227
   Aviation Capital Group Trust,
      Ser 2003-2A, Cl G2
         3.279%, 06/20/08 (A) (B)                           1,738          1,742


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 195

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Bayview Financial Acquisition Trust,
      Ser 2004-B, Cl A1
         2.882%, 06/28/08 (A) (B)                   $       4,309   $       3,749
   Bayview Financial Acquisition Trust,
      Ser 2005-A, Cl A1
         2.882%, 06/28/08 (A) (B)                           4,400           3,777
   Bayview Financial Revolving
      Mortgage Loan Trust,
      Ser 2005-E, Cl A1
         2.882%, 06/28/08 (A) (B)                           3,200           2,656
   Bear Stearns Asset-Backed Securities
      Trust, Ser 2007-HE1, Cl 1A1
         2.513%, 06/25/08 (A)                               5,449           4,334
   Bear Stearns Asset-Backed Securities
      Trust, Ser 2007-HE5, Cl 1A2
         2.572%, 06/25/08 (A)                               4,500           4,039
   BNC Mortgage Loan Trust,
      Ser 2007-2, Cl A2
         2.492%, 06/25/08 (A)                               1,467           1,407
   Carrington Mortgage Loan Trust,
      Ser 2006-NC5, Cl A1
         2.442%, 06/25/08 (A)                                 724             699
   Carrington Mortgage Loan Trust,
      Ser 2007-RFC1, Cl 1
         2.442%, 06/25/08 (A)                               1,822           1,776
   Centex Home Equity, Ser 2002-D,
      Cl AF4
         5.210%, 06/01/08                                   1,227           1,118
   Citigroup Mortgage Loan Trust,
      Ser 2007-WFH1, Cl A3
         3.045%, 06/25/08 (A)                               3,000           2,483
   Citigroup Mortgage Loan Trust,
      Ser 2007-WFH1, Cl A1
         2.955%, 06/25/08 (A)                               6,262           6,210
   Citigroup Mortgage Loan Trust,
      Ser 2007-WFH2, Cl M1
         3.295%, 06/25/08 (A)                               3,500           1,189
   Citigroup Mortgage Loan Trust,
      Ser 2007-WFH4, Cl M2
         5.045%, 06/26/08 (A)                               5,726           3,210
   Continental Airlines, Ser 2002-1,
      Cl G1
         3.126%, 08/15/08 (A)                                 262             263
   Countrywide Asset-Backed
      Certificates, Ser 2003-BC1, Cl M1
         3.773%, 06/25/08 (A)                                 486             351
   Countrywide Asset-Backed
      Certificates, Ser 2005-12, Cl 1A1
         2.543%, 06/27/08 (A)                                 442             441
   Countrywide Asset-Backed
      Certificates, Ser 2005-BC4, Cl 2A2
         2.662%, 06/25/08 (A)                                 330             330

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Credit-Based Asset Servicing and
      Securitization, Ser 2007-CB5,
      Cl A1
         2.453%, 06/25/08 (A)                       $       5,741   $       5,507
   Credit-Based Asset Servicing,
      Ser 2005-CB5, Cl AF1
         2.532%, 06/25/08 (A)                                  --              --
   Credit-Based Asset Servicing,
      Ser 2006-CB4, Cl AV3
         2.543%, 06/25/08 (A)                               4,750           4,360
   Credit-Based Asset Servicing,
      Ser 2007-CB1, Cl AF1A
         2.965%, 06/25/08 (A)                               3,990           3,848
   Credit-Based Asset Servicing,
      Ser 2007-CB2, Cl A2A
         5.891%, 02/25/37                                   4,064           4,020
   First Franklin Mortgage Loan Asset,
      Ser 2005-FF2, Cl A2C
         2.702%, 06/25/08 (A)                               1,283           1,141
   First Franklin Mortgage Loan
      Asset-Backed Certificates,
      Ser 2005-FF10, Cl A3
         2.603%, 06/25/08 (A)                               1,933           1,918
   First Franklin Mortgage Loan
      Asset-Backed Certificates,
      Ser 2007-FF1, Cl A2D
         2.612%, 06/25/08 (A)                               6,000           3,304
   First Franklin Mortgage Loan
      Asset-Backed Certificates,
      Ser 2007-FF2, Cl A2D
         2.612%, 06/25/08 (A)                               3,800           2,072
   GMAC Mortgage Loan Trust,
      Ser 2000-HE2, Cl A1
         2.833%, 06/25/08 (A)                                 741             538
   GSAMP Trust, Ser 2006-HE7, Cl A2A
         2.432%, 06/25/08 (A)                               2,916           2,843
   GSAMP Trust, Ser 2006-S6, Cl A2
         5.552%, 10/25/36                                   4,000           1,393
   GSR Mortgage Loan Trust,
      Ser 2005-HEL1, Cl M2
         3.122%, 06/29/08 (A)                               2,400              54
   Home Equity Asset Trust,
      Ser 2005-6, Cl 1A2
         2.672%, 06/25/08 (A)                               3,833           3,566
   Home Equity Asset Trust,
      Ser 2007-3, Cl 2A2
         2.572%, 06/25/08 (A)                               4,500           3,808
   Home Equity Mortgage Trust,
      Ser 2006-1, Cl A1B
         2.522%, 06/27/08 (A)                                 569             430
   Indymac Home Equity Loan
      Asset-Backed Trust, Ser 2002-A,
      Cl M1
         3.517%, 06/27/08 (A)                                 984             804


     196 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Inman Square Funding, Ser 2A, Cl I
         3.178%, 07/06/08 (A) (B)                   $       3,081   $       1,232
   Indymac Residential Asset-Backed
      Trust, Ser 2006-A, Cl A2
         2.543%, 06/25/08 (A)                               1,371           1,349
   Irwin Home Equity, Ser 2003-A,
      Cl M2
         5.042%, 06/27/08 (A)                                 315             271
   Ivy Lane CDO, Ser 2006-1A, Cl A1
         3.114%, 08/05/08 (A) (B)                           2,698           1,484
   JPMorgan Mortgage Acquisition,
      Ser 2006-CH2, Cl AV2
         2.442%, 06/25/08 (A)                               3,034           2,966
   Lehman XS Trust, Ser 2006-12N,
      Cl A1A1
         2.473%, 06/25/08 (A)                                 437             428
   Long Beach Asset Holdings,
      Ser 2006-8, Cl N1
         6.048%, 10/25/46 (B)                               1,625              93
   Long Beach Asset Holdings,
      Ser 2006-9, Cl N1
         6.250%, 10/25/46 (B)                               1,214              79
   Long Beach Mortgage Loan Trust,
      Ser 2006-11, Cl 2A1
         2.453%, 06/25/08 (A)                               1,275           1,157
   Master Asset-Backed Securities Trust,
      Ser 2007-HE1, Cl A1
         2.473%, 06/25/08 (A)                               5,155           4,998
   Merrill Lynch Mortgage Investors
      Trust, Ser 2006-RM4, Cl A2B
         2.492%, 06/25/08 (A)                               7,123           5,954
   Merrill Lynch Mortgage Investors
      Trust, Ser 2006-WMC1, Cl A2B
         2.532%, 06/27/08 (A)                               1,022           1,014
   Mid-State Trust, Ser 2004-1, Cl B
         8.900%, 08/15/37                                     342             329
   Morgan Stanley Capital,
      Ser 2002-HE3, Cl M1
         4.043%, 06/26/08 (A)                               1,888           1,612
   Morgan Stanley Capital,
      Ser 2004-NC2, Cl M2
         3.593%, 06/26/08 (A)                                 782             559
   Morgan Stanley Capital,
      Ser 2007-HE5, Cl A2A
         2.503%, 06/25/08 (A)                               1,354           1,256
   Morgan Stanley Capital,
      Ser 2007-HE7, Cl M1
         4.393%, 06/25/08 (A)                               4,942           2,471
   Nationstar Home Equity Loan Trust,
      Cl 2AV2
         2.522%, 06/25/08 (A)                               1,755           1,396
   Nationstar Home Equity Loan Trust,
      Ser 2006-B, Cl AV3
         2.563%, 06/25/08 (A)                               5,075           4,051

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Nationstar Home Equity Loan Trust,
      Ser 2007-A, Cl AV4
         2.622%, 06/25/08 (A)                       $       4,000   $       2,220
   Nationstar Home Equity Loan Trust,
      Ser 2007-A, Cl AV1
         2.453%, 06/25/08 (A)                               3,039           2,938
   Nationstar Home Equity Loan Trust,
      Ser 2007-B, Cl 2AV4
         2.712%, 06/25/08 (A)                               4,240           2,528
   Nationstar NIM Trust, Ser 2007-B,
      Cl A
         8.750%, 05/25/37 (B)                                 388             117
   Nationstar NIM Trust, Ser 2007-C,
      Cl A
         8.000%, 06/25/37 (B)                                 322              53
   Nomura Asset Acceptance,
      Ser 2006-S1, Cl A1
         2.532%, 06/25/08 (A) (B)                             330             309
   Nomura Asset Acceptance,
      Ser 2006-S4, Cl AIO, IO
         10.000%, 07/25/08 (A)                              5,000             225
   Nomura Home Equity Loan,
      Ser 2007-3, Cl 2A1
         2.532%, 06/30/08 (A)                               4,530           4,204
   Popular Asset-Backed Mortgage
      Pass-Through Trust,
      Ser 2007-D, Cl A1
         2.453%, 06/25/08 (A)                                 961             939
   Renaissance Home Equity Loan
      Trust, Ser 2006-4, Cl AV1
         2.463%, 06/25/08 (A)                               1,019             992
   Renaissance Home Equity Loan
      Trust, Ser 2007-1, Cl N
         9.793%, 04/25/37 (B)                                 654             274
   Residential Asset Mortgage Products,
      Ser 2006-RZ5, Cl A1B
         2.492%, 06/25/08 (A)                               4,317           4,159
   Residential Asset Mortgage Products,
      Ser 2007-RZ1, Cl A1
         2.463%, 06/25/08 (A)                               1,170           1,128
   Residential Funding Mortgage
      Securities II, Ser 2006-HSA2,
      Cl AI1
         2.503%, 06/27/08 (A)                                 585             525
   Residential Funding Mortgage
      Securities, Ser 1999-HI8, Cl AI7
         8.470%, 11/25/29                                     182             165
   SACO I Trust, Ser 2006-8, Cl AIO, IO
         5.500%, 07/25/08 (A)                               5,276              45
   Saxon Asset Securities Trust,
      Ser 2005-1, Cl M1
         3.188%, 06/25/08 (A)                               2,925           2,334


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 197

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Securitized Asset-Backed
      Receivables LLC Trust,
      Ser 2007-BR5, Cl A2A
         2.522%, 06/25/08 (A)                       $       4,503   $       4,320
   Securitized Asset-Backed
      Receivables LLC Trust,
      Ser 2007-HE1, Cl A2A
         2.453%, 06/25/08 (A)                               3,873           3,625
   Soundview Home Equity Loan Trust,
      Ser 2007-OPT5, Cl M1
         4.043%, 06/25/08 (A) (B)                           5,700           2,565
   Soundview NIM Trust,
      Ser 2007-OPT1, Cl N
         9.000%, 06/25/37 (B)                               1,269             127
   Structured Asset Securities,
      Ser 2006-WF2, Cl A3
         2.543%, 06/25/08 (A)                               3,600           3,291
   Structured Asset Securities,
      Ser 2007-EQ1, Cl A4
         2.643%, 06/25/08 (A)                               9,817           6,828
   UCFC Home Equity Loan,
      Ser 1998-D, Cl MF1
         6.905%, 04/15/30                                     167             160
   Wells Fargo Home Equity Trust,
      Ser 2007-1, Cl A1
         2.492%, 06/25/08 (A)                               1,036           1,022
                                                                    -------------
Total Asset-Backed Securities
   (Cost $213,039) ($ Thousands)                                          171,317
                                                                    -------------
CORPORATE OBLIGATIONS -- 17.5%

CONSUMER DISCRETIONARY -- 0.9%

   Comcast
         3.010%, 07/16/08 (A)                               1,850           1,834
   Comcast Cable Communications LLC
         6.200%, 11/15/08                                   3,000           3,016
   Viacom
         3.150%, 06/16/08 (A)                               2,000           1,975
                                                                    -------------
                                                                            6,825
                                                                    -------------
FINANCIALS -- 10.2%

   Bank of America
         8.000%, 07/30/08 (A)                               4,500           4,459
   Bank of America, Ser A
         8.070%, 12/31/26 (B)                               4,278           4,211
   Barrick Gold Finance
         5.800%, 11/15/34                                   1,763           1,511
   Bear Stearns
         7.250%, 02/01/18                                   3,100           3,299
         2.979%, 07/16/08 (A)                               4,500           4,457
   Camden Property Trust
         4.375%, 01/15/10++                                 2,000           1,951

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Capital One Financial MTN
         3.270%, 06/11/08 (A)                       $       1,650   $       1,568
   Cedar Brakes II LLC
         9.875%, 09/01/13 (B)                               1,339           1,477
   Chase Capital II
         3.373%, 08/01/08 (A)                               2,250           1,774
   Citigroup
         4.125%, 02/22/10                                   3,694           3,678
   Citigroup Capital XXI
         8.300%, 06/21/08 (A)                               2,175           2,176
   Countrywide Financial MTN
         5.104%, 06/26/08 (A)                               2,650           2,455
         2.849%, 06/19/08 (A)                               1,800           1,653
   Deutsche Bank Capital Funding Trust
         5.628%, 07/19/08 (A) (B)                           2,613           2,231
   Developers Diversified Realty
         3.875%, 01/30/09++                                 1,925           1,901
   Farmers Insurance Exchange
         8.625%, 05/01/24 (B)                                 255             265
   First Union Institutional Capital I
         8.040%, 12/01/26                                   1,250           1,220
   Ford Motor Credit LLC
         6.625%, 06/16/08                                     575             575
   GMAC LLC
         5.276%, 06/25/08 (A)                               1,432           1,032
   HBOS
         5.920%, 10/01/08 (A) (B)                           2,400           1,874
   HSBC America Capital Trust II
         8.380%, 05/15/27 (B)                                  50              49
   JPMorgan Chase
         6.000%, 01/15/18                                   4,000           3,958
   Kimco Realty, Ser C MTN
         3.950%, 08/05/08++                                 2,500           2,498
   Lehman Brothers Holdings MTN (A)
         11.000%, 05/07/08                                  1,000             843
         8.920%, 08/16/08                                     756             595
         2.954%, 07/18/08                                     990             929
         2.820%, 08/16/08                                   2,000           1,915
         2.649%, 06/23/08                                   2,000           1,965
   Lehman Brothers Holdings,
      Ser H MTN
         8.510%, 11/30/08 (A)                                 861             869
   MBNA Capital B
         3.673%, 08/01/08 (A)                               1,863           1,452
   Meridian Funding
         2.927%, 07/06/08 (A) (B)                              37              36
   Merrill Lynch MTN (A)
         8.950%, 11/18/08                                   1,340           1,335
         8.680%, 11/02/08                                   1,305           1,185
   Nationwide Mutual Insurance
         7.875%, 04/01/33 (B)                                 673             686
   Power Receivable Finance LLC
         6.290%, 01/01/12 (B)                               1,011           1,037


     198 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                      Face Amount   Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   Security Benefit Life
         7.450%, 10/01/33 (B)                       $       3,250   $       2,837
   Simon Property Group
         7.000%, 07/15/09++                                 2,000           2,025
         5.750%, 05/01/12++                                 1,250           1,254
   Toyota Motor Credit MTN
         8.000%, 10/24/08 (A)                               2,041           1,949
   UDR, Ser E MTN
         4.250%, 01/15/09++                                 1,550           1,548
   Wachovia
         7.980%, 09/15/08 (A)                               4,000           3,881
   Weingarten Realty Investors MTN
         8.250%, 01/22/10++                                 3,325           3,477
   Woodbourne Capital Trust I
         3.549%, 07/08/08 (A) (B)                             175             114
   Woodbourne Capital Trust II
         3.549%, 07/08/08 (A) (B)                             175             114
   Woodbourne Capital Trust III
         3.550%, 07/08/08 (A) (B)                             175             114
   Woodbourne Capital Trust IV
         3.550%, 07/08/08 (A) (B)                             175             114
   ZFS Finance USA Trust I
         6.500%, 11/09/08 (A) (B)                           1,025             903
                                                                    -------------
                                                                           81,449
                                                                    -------------
HEALTH CARE -- 0.3%

   UnitedHealth Group
         6.875%, 02/15/38                                   2,835           2,712
                                                                    -------------
INDUSTRIALS -- 2.1%

   America West Airlines, Ser 01-1
         7.100%, 04/02/21                                     171             162
   American Airlines Pass-Through Trust
         2003-01, Ser AMBC
         3.857%, 07/09/10                                   3,265           3,086
   American Airlines, Ser 99-1
         7.024%, 10/15/09                                   1,300           1,284
   Continental Airlines, Ser 1998-3
         6.320%, 11/01/08                                   2,000           1,995
   Continental Airlines, Ser 99-2
         7.056%, 09/15/09                                   2,595           2,562
   Continental Airlines, Ser AMBC
         6.236%, 03/15/20                                     112             102
   Delta Air Lines, Ser 2001-1
         7.111%, 09/18/11                                   2,400           2,268
   Northwest Airlines, Ser 1A-2
         6.841%, 04/01/11                                   2,610           2,525
   United Air Lines, Ser 2001-1, Cl A-1
         6.071%, 03/01/13                                   2,042           2,027
   United Air Lines, Ser 2001-1
         6.201%, 09/01/08                                     626             613
                                                                    -------------
                                                                           16,624
                                                                    -------------

                                                      Face Amount
                                                    ($ Thousands)    Market Value
Description                                            /Shares       $ Thousands)
-------------------------------------------------   -------------   -------------
TELECOMMUNICATION SERVICES -- 0.5%

   Verizon Communications
         6.400%, 02/15/38                                 $ 3,825         $ 3,749
                                                                    -------------
UTILITIES -- 3.5%

   Centerpoint Energy
         5.875%, 06/01/08                                   5,000           5,000
   Entergy Gulf States
         3.740%, 06/08/08 (A) (B)                           1,100           1,099
         3.600%, 06/01/08                                   1,525           1,525
         3.476%, 08/15/08 (A)                                 810             800
   Entergy Louisiana LLC
         5.830%, 11/01/10                                   1,750           1,743
   Panhandle Eastern Pipeline
         4.800%, 08/15/08                                   4,150           4,149
   Power Contract Financing
         6.256%, 02/01/10 (B)                               1,383           1,405
   Progress Energy Florida, Cl A
         3.078%, 06/13/08 (A)                               2,200           2,193
   Sempra Energy
         5.781%, 11/01/14 (B)                               1,400           1,365
   Tennessee Valley Authority
         4.875%, 01/15/48                                   9,085           8,396
                                                                    -------------
                                                                           27,675
                                                                    -------------
Total Corporate Obligations
   (Cost $143,631) ($ Thousands)                                          139,034
                                                                    -------------
CERTIFICATES OF DEPOSIT -- 0.2% (A)
   JPMorgan Chase Bank
         7.590%, 06/28/08                                     735             710
         8.750%, 08/28/08                                     691             685
                                                                    -------------
Total Certificates of Deposit
         (Cost $1,394) ($ Thousands)                                        1,395
                                                                    -------------
CASH EQUIVALENT -- 0.2%
   SEI Daily Income Trust,
      Prime Obligation Fund, Cl A,
         2.460%*+                                       1,676,691           1,677
                                                                    -------------
Total Cash Equivalent
   (Cost $1,677) ($ Thousands)                                              1,677
                                                                    -------------
COMMERCIAL PAPER -- 2.4% (C)
   BNP Paribas Finance
         2.622%, 06/09/08                                   6,555           6,551
         2.362%, 06/23/08                                   1,165           1,163
   Citigroup Funding
         2.440%, 06/13/08                                   1,075           1,074

     SEI Institutional Investments Trust / Annual Report / May 31, 2008 199

SCHEDULE OF INVESTMENTS

Extended Duration Fund (Concluded)
May 31, 2008

                                                     Face Amount     Market Value
Description                                         ($ Thousands)   ($ Thousands)
-------------------------------------------------   -------------   -------------
   JPMorgan Chase
         2.184%, 06/05/08                           $      41,135   $       1,135
   National Rural Utilities Cooperative
      Finance
         2.082%, 06/04/08                                   1,130           1,130
   Rabobank USA Financial
         2.490%, 06/09/08                                   7,900           7,896
                                                                    -------------
   Total Commercial Paper
      (Cost $18,949) ($ Thousands)                                         18,949
                                                                    -------------
   Total Investments -- 94.3%
      (Cost $815,831) ($ Thousands)                                 $     749,405
                                                                    =============

A summary of outstanding swap agreements held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financial Statements):

                              CREDIT DEFAULT SWAPS


                                                                                                                      NET UNREALIZED
                                                                                (PAYS)/                   NOTIONAL     APPRECIATION
                                                                   BUY/SELL    RECEIVES   TERMINATION      AMOUNT     (DEPRECIATION)
COUNTERPARTY          REFERENCE ENTITY/OBLIGATION                 PROTECTION     RATE         DATE      (THOUSANDS)    ($ THOUSANDS)
-------------------   -----------------------------------------   ----------   --------   -----------   -----------   --------------
Barclays Bank PLC     ABX.HE.AA 07-1 Index                           sell        0.15%      08/25/37          650       $   (400)
Citigroup             ABX.HE.AA 07-1 Index                           sell        0.15       08/25/37          605           (403)
Citigroup             ABX.HE.AA 07-1 Index                           sell        0.15       08/25/37          600           (372)
Citigroup             ABX.HE.AA 07-1 Index                           sell        0.15       01/25/38          595           (358)
Citigroup             ABX.HE.AA 07-1 Index                           sell        0.15       08/25/37        1,000           (573)
Lehman Brothers       ABX.HE.AA 07-1 Index                           sell        0.15       08/25/37        2,980         (1,638)
Citigroup             ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38        1,120           (671)
Citigroup             ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38          895           (617)
Citigroup             ABX.HE.AA 07-2 Index                           sell        1.92       08/25/37          595           (387)
Citigroup             ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38        5,965         (3,755)
JPMorgan Chase Bank   ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38          600           (420)
JPMorgan Chase Bank   ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38        1,190           (773)
JPMorgan Chase Bank   ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38        2,085         (1,284)
Lehman Brothers       ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38        1,735         (1,283)
Lehman Brothers       ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38        1,030           (371)
Lehman Brothers       ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38        1,030           (313)
Lehman Brothers       ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38        1,030           (308)
Lehman Brothers       ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38        1,030           (257)
Lehman Brothers       ABX.HE.AA 07-2 Index                           sell        1.92       01/25/38       11,000         (2,549)
Credit Suisse         ABX.HE.AAA 07-1 Index                          sell        0.09       08/25/37        4,170           (985)
Lehman Brothers       ABX.HE.AAA 07-1 Index                          sell        0.09       08/25/37        1,000           (143)
Lehman Brothers       ABX.HE.BBB 07-2 Index                          sell        5.00       01/25/38        1,520           (425)
Lehman Brothers       ABX.HE.BBB 07-2 Index                          sell        5.00       01/25/38        3,580           (985)
Barclays Bank PLC     Ambac Assurance, 12/20/2012                     buy       (1.27)      12/20/12        3,350            925
JPMorgan Chase Bank   Goldman Sachs, 12/20/2012                       buy       (0.74)      12/20/12        4,300            126
Merrill Lynch         Centex Corporation, 5.25% 06/15/2015            buy       (3.56)      12/20/12        1,100            100
Merrill Lynch         Centex Corporation, 5.25% 06/15/2015            buy       (3.65)      12/20/12          670             60
Barclays Bank PLC     Goldman Sachs Group Inc, 6.6% 01/15/2012        buy       (0.75)      12/20/12           50              1
Barclays Bank PLC     Lehman Brothers Hldg Inc, 6.875% 01/18/12       buy       (1.16)      12/20/14        5,920            531
JPMorgan Chase Bank   Morgan Stanley, 6.6% 04/01/2012                 buy       (0.91)      12/20/12        4,300            198
Citigroup             Pulte Homes Inc, 5.25% 01/15/2014               buy       (3.88)      12/20/12        1,000             54
Citigroup             Pulte Homes Inc, 5.25% 01/15/2014               buy       (3.91)      12/20/12          825             44
Credit Suisse         Pulte Homes Inc, 5.25% 01/15/2014               buy       (3.78)      12/20/12        1,000             55
Deutsche Bank         Pulte Homes Inc, 5.25% 01/15/2014               buy       (3.87)      12/20/12          610             33
Citigroup             Toll Brothers, 6.875% 11/15/2012                buy       (2.83)      12/20/12          740             48
Merrill Lynch         Toll Brothers, 6.875% 11/15/2012                buy       (2.78)      12/20/12        1,800            118
Merrill Lynch         Toll Brothers, 6.875% 11/15/2012                buy       (2.83)      12/20/12        1,050             67
                                                                                                                        --------
                                                                                                                        $(16,910)
                                                                                                                        ========


     200 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                              INTEREST RATE SWAPS


                                                                                              NET UNREALIZED
                                                                                  NOTIONAL     APPRECIATION
                                                                  TERMINATION      AMOUNT     (DEPRECIATION)
COUNTERPARTY               FUND PAYS          FUND RECEIVES           DATE      (THOUSANDS)    ($ THOUSANDS)
----------------------   -------------   ----------------------   -----------   -----------   --------------
Barclays                 3-month LIBOR            5.24%             11/03/25       51,820         $ 1,618
Barclays                 3-month LIBOR            5.40              09/05/26       22,460           1,184
Barclays                 3-month LIBOR            5.69              08/02/27       63,940           6,286
Barclays                 3-month LIBOR            5.77              07/05/27       22,200           2,484
Barclays                 3-month LIBOR            5.60              06/04/27       24,900           2,270
Citigroup                3-month LIBOR            4.57              12/05/17        9,900              78
Citigroup                3-month LIBOR            4.87              12/05/27      127,860            (451)
Citigroup                3-month LIBOR            5.51              08/02/17       15,640           1,255
Citigroup                3-month LIBOR            5.68              08/02/27       65,000           6,369
Citigroup                3-month LIBOR            4.77              05/02/28        3,160            (103)
Credit Suisse            3-month LIBOR            4.98              01/03/28       18,860             530
Credit Suisse            3-month LIBOR            5.06              03/02/16       35,640           1,414
Credit Suisse            3-month LIBOR            5.22              04/04/25       50,000           1,552
Credit Suisse            3-month LIBOR            5.37              04/03/27       20,800             993
Credit Suisse            3-month LIBOR            5.63              07/05/17       18,060           1,680
Credit Suisse            3-month LIBOR            5.78              07/05/27       57,000           6,440
Deutsche Bank            3-month LIBOR            4.80              03/05/28       18,500           (481)
Deutsche Bank            3-month LIBOR            4.91              12/04/27       82,500             163
Deutsche Bank            3-month LIBOR            5.22              04/04/25       13,300             413
Deutsche Bank            3-month LIBOR            4.57              04/02/28       11,425            (638)
J.P. Morgan Chase Bank   3-month LIBOR            5.06              12/04/26       28,410             655
J.P. Morgan Chase Bank   3-month LIBOR            5.43              10/02/27       59,650           3,238
J.P. Morgan Chase Bank   3-month LIBOR            5.10              03/05/17       15,510             617
J.P. Morgan Chase Bank   3-month LIBOR            5.23              03/02/27       50,000           1,594
Lehman Brothers               4.52%           3-month LIBOR         05/24/17        2,080              29
Lehman Brothers               4.65       5y5y swaption straddle     05/18/17        3,700              21
Lehman Brothers               5.05       5y5y swaption straddle     10/16/17        2,140             (50)
Lehman Brothers          3-month LIBOR           5.06               12/04/26       65,000           1,498
Lehman Brothers          3-month LIBOR           5.23               03/02/27       58,600           1,857
Merrill Lynch            3-month LIBOR           4.91               12/04/27       85,000             151
Merrill Lynch                 5.00       5y5y swaption straddle     10/18/17        2,150             (64)
Merrill Lynch                 5.03       5y5y swaption straddle     10/16/17        2,150             (69)
Merrill Lynch            3-month LIBOR           5.33               11/02/27       70,000           2,762
Merrill Lynch            3-month LIBOR           5.42               10/02/27       60,000           3,242
Merrill Lynch            3-month LIBOR           5.45               09/04/27       39,000           2,261
Morgan Stanely           3-month LIBOR           4.62               12/04/17       23,200             263
Morgan Stanely           3-month LIBOR           4.87               02/14/28       50,000            (390)
Morgan Stanely           3-month LIBOR           5.10               11/02/17       15,300             543
Morgan Stanely           3-month LIBOR           5.33               11/02/27       66,200           2,603
Morgan Stanley           3-month LIBOR           4.74               02/04/28       66,000          (1,619)
UBS                      3-month LIBOR           4.87               02/14/28       47,750            (385)
                                                                                                  -------
                                                                                                  $51,813
                                                                                                  =======

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows:

                            NUMBER OF                   UNREALIZED
        TYPE OF             CONTRACTS    EXPIRATION    DEPRECIATION
        CONTRACT          LONG (SHORT)      DATE      ($ THOUSANDS)
-----------------------   ------------   ----------   -------------
U.S. Long Treasury Bond        269        SEP-2008           $(419)
                                                             =====

Percentages are based on a Net Assets of $794,972 ($ Thousands).

*    Rate reported is the 7-day effective yield as of May 31, 2008.

+    Investment in Affiliated Security (see Note 3).

++   Real Estate Investment Trust

(A) Variable Rate Security - The rate reported is the rate in effects as of May 31, 2008. The date reported is the next reset date.

(B) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(C)  The rate reported is the effective yield at time of purchase.

(D) All or a portion of this security has been pledged as collateral on open futures contracts.

ARM   -- Adjustable Rate Mortgage

CDO   -- Collateralized Debt Obligation

Cl    -- Class

CMO   -- Collateralized Mortgage Obligation

FHLB  -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA  -- Federal National Mortgage Association

GNMA  -- Government National Mortgage Association

IO    -- Interest Only - face amount represents notional amount

LIBOR -- London Interbank Offering Rate

LLC   -- Limited Liability Company

L.P.  -- Limited Partnership

MTN   -- Medium Term Note

NIM   -- Net Interest Margin

Ser   -- Series

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 201

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund
May 31, 2008

                                  (BAR GRAPH)

Sovereign                                                   82.9%
Financials                                                   5.6%
Deposit with Counterparty as Collateral for Swap Contracts   2.6%
Loan Participants                                            2.5%
Affiliated Partnership                                       2.0%
Energy                                                       1.5%
Industrials                                                  1.1%
Utilities                                                    0.7%
Telecommunication Services                                   0.7%
Consumer Discretionary                                       0.2%
Materials                                                    0.1%
Purchased Options                                            0.1%
Warrants                                                     0.0%

++ Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

                                                  Face Amount(1)    Market Value
Description                                         (Thousands)    ($ Thousands)
-----------------------------------------------   --------------   -------------
GLOBAL BONDS -- 85.5%

ARGENTINA -- 6.4%

   Alto Parana
       6.375%, 06/09/17 (A)                                  370   $         367
   Cia Transporte Energia Registered
       8.875%, 12/15/16 (A)                                  390             304
   Earls Eight MTN
       9.000%, 12/31/12 (A) (B)                              350             249
   Province of Del Neuquen
       8.656%, 10/18/14 (A)                                  221             218
   Province of Buenos Aires
       9.625%, 04/18/28                                    1,335             935
       9.625%, 04/18/28 (A)                                1,460           1,033
       9.375%, 09/14/18                                    1,440           1,054
       3.000%, 05/15/35 (B)                                1,100             374
   Province of Mendoza Registered
       5.500%, 09/04/18                                      360             254
   Republic of Argentina
      10.250%, 01/26/07 (C)                       EUR        850             352
       9.750%, 09/19/27 (C)                       EUR      1,550             465
       9.359%, 12/15/08 (D)                                2,905             275
       9.000%, 05/26/09 (C)                       EUR      1,375             496
       9.000%, 11/19/08 (C)                                1,000             220
       8.500%, 07/01/04 (C)                       EUR      4,300           1,771
       8.280%, 12/31/33 (F)                               23,115          18,839
       8.125%, 04/21/49 (C)                       EUR      2,000             622
       7.820%, 12/31/33                           EUR        214             227
       7.000%, 09/12/13-04/17/17                          12,185           8,930
       7.000%, 12/19/08 (C)                       EUR      2,000             560
       5.830%, 06/30/08 (D)                                2,550             847
       3.092%, 08/04/08 (D)                               21,480          11,696
       2.500%, 03/31/09 (B)                               32,285          11,866
       1.318%, 12/15/08 (D)                               11,725           1,272
   Republic of Argentina, Ser E MTN
      10.000%, 01/07/05 (C)                                1,650             671
       9.250%, 07/20/04 (C)                       EUR      2,100             832
       8.750%, 02/04/03 (C)                       EUR      4,725           1,836
       7.000%, 03/18/04 (C)                                2,300             911

                                                  Face Amount(1)    Market Value
Description                                         (Thousands)    ($ Thousands)
-----------                                       --------------   -------------
   Transportadora Gas Norte
       9.000%, 12/31/12 (A) (B)                              210   $         150
       7.500%, 12/31/12 (B)                                  100              81
       6.500%, 12/31/12 (B)                                  149             120
       6.500%, 12/31/12 (A) (B)                               34              27
                                                                   -------------
                                                                          67,854
                                                                   -------------
BAHAMAS -- 0.1%

   Banco Votorantim Nassau MTN
      10.625%, 04/10/14 (A)                       BRL      2,300           1,308
                                                                   -------------
BELIZE -- 0.0%

   Government of Belize Registered
       4.250%, 02/20/29                                      330             240
                                                                   -------------
BOSNIA AND HERZEGOVINA -- 0.1%

   Republic of Bosnia & Herzegovina
      10.039%, 12/11/17 (E)                       DEM      2,000           1,112
                                                                   -------------
BRAZIL -- 13.9%

   Banco Safra MTN
      10.875%, 04/03/17 (A)                       BRL      2,250           1,242
   Brasken Financial
       7.250%, 06/05/18 (A)                                  415             411
   Brazil Notas do Tesouro Nacional
      Ser F
      10.000%, 01/01/14-01/01/17                  BRL     52,150          26,999
   Cesp-Comp Ener Sao Paulo MTN
       9.750%, 01/15/15 (A)                       BRL      1,050             710
   Federal Republic of Brazil
      12.500%, 01/05/16-01/05/22                  BRL      8,750           5,632
      11.000%, 08/17/40                                   32,325          43,978
      10.250%, 01/10/28                           BRL      1,250             701
      10.125%, 05/15/27                                    2,600           3,783
       8.875%, 10/14/19-04/15/24                             875           1,137
       8.750%, 02/04/25                                    2,768           3,571
       8.500%, 09/24/12                           EUR      6,275          10,861
       8.250%, 01/20/34                                    2,335           3,004
       8.000%, 01/15/18                                    7,160           8,180
       7.875%, 03/07/15                                    1,375           1,595
       7.125%, 01/20/37                                   17,415          20,419
       6.000%, 01/17/17                                    2,250           2,376
   GTL Trade Finance
       7.250%, 10/20/17 (A)                                3,695           3,763
   National Development
       6.369%, 06/16/18 (A)                                3,905           3,929
   Petrobras International Finance
       5.875%, 03/01/18                                    4,980           4,881
   Usiminas Commercial
       7.250%, 01/18/18                                      100             106
   Vale Overseas
       6.875%, 11/21/36                                      185             183
   Vale Overseas
       6.250%, 01/23/17                                       70              71
                                                                   -------------
                                                                         147,532
                                                                   -------------


     202 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                  Face Amount(1)    Market Value
Description                                         (Thousands)    ($ Thousands)
-----------------------------------------------   --------------   -------------
CHILE -- 0.2%

   Codelco
       5.500%, 10/15/13                                      575   $         585
   Republic of Chile
       5.500%, 01/15/13                                    1,229           1,270
                                                                   -------------
                                                                           1,855
                                                                   -------------
CHINA -- 0.0%

   Citic Resources Finance
       6.750%, 05/15/14 (A)                                  250             239
                                                                   -------------
COLOMBIA -- 5.3%

   BanColombia
       6.875%, 05/25/17                                      365             366
   Bogota District Capital
       9.750%, 07/26/28 (A)                       COP  2,713,000           1,333
   EEB International
       8.750%, 10/31/14 (A)                                  320             342
   Republic of Colombia
      11.750%, 02/25/20                                    3,918           5,926
      10.375%, 01/28/33                                      250             378
       9.850%, 06/28/27                           COP 18,129,000           9,507
       8.375%, 02/15/27                                    3,100           3,743
       8.250%, 12/22/14                                    5,330           6,260
       8.125%, 05/21/24                                    7,980           9,656
       7.375%, 01/27/17-09/18/37                          16,045          18,162
       4.520%, 08/16/08 (D)                                  225             239
   TGI International
       9.500%, 10/03/17 (A)                                  620             668
                                                                   -------------
                                                                          56,580
                                                                   -------------
DOMINICAN REPUBLIC -- 0.2%

   Republic of Dominican Republic
       9.040%, 01/23/18                                      410             435
       8.625%, 04/20/27                                    1,005           1,065
   Standard Bank
      15.000%, 03/12/12 (A)                                  446             353
   Standard Bank, Ser E MTN
       8.125%, 07/20/09 (D)                                  509             495
                                                                   -------------
                                                                           2,348
                                                                   -------------
ECUADOR -- 1.1%

   Republic of Ecuador Registered
      10.000%, 08/15/30                                    9,430           9,572
       9.375%, 12/15/15 (F)                                2,235           2,391
                                                                   -------------
                                                                          11,963
                                                                   -------------

                                                  Face Amount(1)    Market Value
Description                                         (Thousands)    ($ Thousands)
-----------------------------------------------   --------------   -------------
EL SALVADOR -- 1.7%

   Republic of El Salvador
       8.250%, 04/10/32                                    6,090   $       6,851
       7.750%, 01/24/23                                    1,760           1,971
       7.650%, 06/15/35                                    8,094           8,621
                                                                   -------------
                                                                          17,443
                                                                   -------------
GABON -- 0.4%

   Gabonese Republic
       8.200%, 12/12/17 (A)                                3,675           3,877
                                                                   -------------
GEORGIA -- 0.1%

   Republic of Georgia
       7.500%, 04/15/13                                    1,500           1,488
                                                                   -------------
GHANA -- 0.1%

   Republic of Ghana
       8.500%, 10/04/17 (A)                                  780             818
                                                                   -------------
INDIA -- 0.0%

   ICICI Bank MTN
       6.625%, 10/03/12 (A)                                  300             301
                                                                   -------------
INDONESIA -- 3.6%

   Barclays Bank MTN
      12.500%, 03/17/13 (A) (D)                              600             663
       0.000%, 12/17/08 (A) (D)                              600             647
   Excelcomindo Finance
       7.000%, 11/01/25                                      105             112
   Indosat Finance
       7.125%, 06/22/12                                    1,000           1,020
   Majapahit Holding
       7.875%, 06/29/37 (A)                                  615             547
       7.750%, 10/17/16                                      200             193
       7.750%, 10/17/16 (A)                                1,300           1,263
       7.250%, 10/17/11 (A)                                  885             881
       7.250%, 06/28/17 (A)                                  840             773
   Republic of Indonesia
       8.553%, 02/20/10 (E)                       IDR 17,075,000           1,520
       8.500%, 10/12/35                                    5,510           5,948
       7.750%, 01/17/38 (A)                                4,270           4,171
       7.750%, 01/17/38                                    5,755           5,621
       7.500%, 01/15/16                                    4,690           4,941
       7.250%, 04/20/15 (A)                                1,700           1,781
       7.250%, 04/20/15                                      200             209
       6.875%, 03/09/17                                      920             919
       6.875%, 01/17/18 (A)                                2,015           2,015
       6.750%, 03/10/14                                    1,850           1,898
       6.625%, 02/17/37                                    3,000           2,606
       6.625%, 02/17/37 (A)                                  625             539
                                                                   -------------
                                                                          38,267
                                                                   -------------


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 203

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                   Face Amount(1)    Market Value
Description                                          (Thousands)    ($ Thousands)
------------------------------------------------   --------------   -------------
IRAQ -- 1.2%

   Republic of Iraq
         5.800%, 01/15/28                                  17,325   $      12,821
                                                                    -------------
JAMAICA -- 0.0%

   Digicel Group
         8.875%, 01/15/15 (A)                                 450             413
                                                                    -------------
KAZAKHSTAN -- 0.2%

   HSBK Europe
         9.250%, 10/16/13 (A)                               1,200           1,215
         7.250%, 05/03/17 (A)                                 300             267
   Kazkommerts International MTN
         7.500%, 11/29/16                                     800             635
         7.500%, 11/29/16 (A)                                 400             322
                                                                    -------------
                                                                            2,439
                                                                    -------------
LEBANON -- 0.6%

   Lebanon Republic Registered MTN
         8.250%, 04/12/21                                     760             725
         4.000%, 12/31/17                                   6,450           5,267
                                                                    -------------
                                                                            5,992
                                                                    -------------
MALAYSIA -- 1.3%

   Government of Malaysia
         3.833%, 09/28/11                          MYR     29,920           9,285
         3.461%, 07/31/13                          MYR      3,575           1,094
   Petronas Capital Registered
         7.875%, 05/22/22                                   3,040           3,664
                                                                    -------------
                                                                           14,043
                                                                    -------------
MEXICO -- 4.6%

   Grupo Televisa
         6.000%, 05/15/18 (A)                                 600             587
   Mexican Bonos, Ser M10
         7.250%, 12/15/16                          MXP     42,250           3,862
   Pemex Project Funding Master Trust
         6.625%, 06/15/35                                     400             404
         5.750%, 03/01/18                                   1,670           1,664
   United Mexican States
         8.300%, 08/15/31                                   5,805           7,430
         8.125%, 12/30/19                                     725             893
         7.500%, 04/08/33                                   5,755           6,805
         6.625%, 03/03/15                                   2,095           2,286
         6.050%, 01/11/40                                   2,440           2,403
         5.625%, 01/15/17                                   8,072           8,294
   United Mexican States, Ser A MTN
         6.750%, 09/27/34                                  12,405          13,562
   United Mexican States, Ser E MTN
         11.000%, 05/08/17                         EUR      5,000               5

                                                   Face Amount(1)    Market Value
Description                                          (Thousands)    ($ Thousands)
------------------------------------------------   --------------   -------------
   United Overseas Bank
         5.375%, 09/03/08 (A) (D)                           1,050   $       1,001
                                                                    -------------
                                                                           49,196
                                                                    -------------
NIGERIA -- 0.6%

   Citigroup Funding
         10.000%, 01/03/17 (D)                              1,496           1,662
         6.000%, 05/18/15 (A)                                 700             844
   HSBC Bank MTN
         10.500%, 07/28/08                         NGN    223,125           1,876
   UBS
         0.013%, 09/04/17 (A) (D)                             800             852
   UBS Jersey Branch MTN
         6.296%, 11/03/08 (A) (D)                           1,180           1,336
                                                                    -------------
                                                                            6,570
                                                                    -------------
OMAN -- 0.1%

   Blue City Investments
         13.750%, 11/07/13                                    500             495
                                                                    -------------
PAKISTAN -- 0.3%

   Pakistan Mobile Communications
         8.625%, 11/13/13 (A)                                 330             280
   Republic of Pakistan
         7.125%, 03/31/16                                     260             211
         7.125%, 03/31/16 (A)                               1,150             908
         6.875%, 06/01/17                                   2,780           2,140
                                                                    -------------
                                                                            3,539
                                                                    -------------
PANAMA -- 2.2%
   Republic of Panama
         9.375%, 01/16/23-04/01/29                          2,390           3,202
         8.875%, 09/30/27                                   4,400           5,544
         8.125%, 04/28/34                                     940           1,133
         7.250%, 03/15/15                                   8,085           8,893
         6.700%, 01/26/36                                   4,410           4,608
                                                                    -------------
                                                                           23,380
                                                                    -------------
PERU -- 3.4%

   Banco Credito Del Peru
         7.170%, 10/15/08 (A) (D)                  PEI      1,750             620
   Interoceanica IV Finance
         3.891%, 11/30/25 (A) (E)                             800             373
         3.712%, 11/30/18 (A) (E)                             370             241
   Peru Enhanced Pass-Thru
         6.065%, 06/02/25 (A) (E)                             250              91
         4.019%, 05/31/18 (A) (E)                           1,175             793
   Republic of Peru
         9.875%, 02/06/15                                   3,740           4,731
         8.750%, 11/21/33                                   3,445           4,530
         8.375%, 05/03/16                                   6,775           8,130


     204 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                   Face Amount(1)    Market Value
Description                                          (Thousands)    ($ Thousands)
------------------------------------------------   --------------   -------------
         7.350%, 07/21/25                                  11,480   $      13,146
         6.900%, 08/12/37 (A)                      PEI      2,500             882
         6.550%, 03/14/37                                   1,910           2,007
                                                                    -------------
                                                                           35,544
                                                                    -------------
PHILIPPINES -- 6.6%

   National Power
         9.625%, 05/15/28                                   1,100           1,298
         6.875%, 11/02/16 (A)                                 870             872
   Republic of Philippines
         10.625%, 03/16/25                                  4,150           5,732
         9.875%, 01/15/19                                     500             635
         9.500%, 10/21/24-02/02/30                          7,675           9,941
         9.375%, 01/18/17                                  10,540          13,071
         9.000%, 02/15/13                                     500             579
         8.250%, 01/15/14                                   4,060           4,547
         8.000%, 01/15/16                                  10,930          12,324
         7.750%, 01/14/31 (F)                               8,571           9,492
         7.500%, 09/25/24                                   9,059           9,806
         6.375%, 01/15/32                                   1,975           1,891
                                                                    -------------
                                                                           70,188
                                                                    -------------
RUSSIA -- 13.0%

   ABH Financial MTN
         8.200%, 06/25/12 (A)                                 900             878
   ABN Amro Bank
         9.625%, 03/01/13                                   1,100           1,263
   Alfa Dividend Payment Rights
      Finance MTN
         4.700%, 06/15/08 (A) (D)                             353             336
   Dali Capital (Vneshtorgbk)
         7.000%, 04/13/09                          RUB      7,200             303
   DST
         10.750%, 05/22/09                                  1,100           1,100
   Gaz Capital MTN
         6.510%, 03/07/22                                     220             208
   Gaz Capital for Gazprom Registered
      MTN
         8.625%, 04/28/34                                     850             988
   Kazan Orgsintez
         9.250%, 10/30/11                                     330             331
   Kuznetski (Bank of Moscow)
         8.961%, 11/25/15 (B)                               1,300           1,296
   Lukoil International Finance
         6.656%, 06/07/22 (A)                                 405             374
   Orient Express Finance
         9.875%, 07/02/09                          RUB     15,000             614
   RSHB Capital
         7.175%, 05/16/13                                     250             253
         6.299%, 05/15/17 (A)                               1,950           1,828

                                                   Face Amount(1)    Market Value
Description                                          (Thousands)    ($ Thousands)
------------------------------------------------   --------------   -------------
   RSHB Capital for Russian
      Agricultural Bank
         7.750%, 05/29/18 (A)                               1,665   $       1,672
         7.125%, 01/14/14 (A)                               1,740           1,751
   Russian Federation Registered
         12.750%, 06/24/28                                 11,410          20,510
         7.500%, 03/31/30                                  82,011          93,377
   Teorema Holding
         11.000%, 10/27/09                                  2,000           1,920
   TransCapital (Transneft)
         6.103%, 06/27/12 (A)                                 600             610
   UBS (Vimpelcom)
         8.250%, 05/23/16                                     690             689
   VIP Finance Ireland for Vimpel
      Communications
         9.125%, 04/30/18 (A) (F)                           1,900           1,962
         8.375%, 04/30/13 (A)                               1,400           1,426
   VTB Capital
         6.875%, 05/29/18 (A)                               3,660           3,633
         6.609%, 10/31/12 (A)                                 800             795
                                                                    -------------
                                                                          138,117
                                                                    -------------
SINGAPORE -- 0.0%

   DBS Bank MTN
         5.000%, 11/15/19 (A) (D)                             195             183
                                                                    -------------
SOUTH AFRICA -- 0.8%

   Republic of South Africa
         8.500%, 06/23/17                                     815             958
         6.500%, 06/02/14                                   5,850           6,098
         5.875%, 05/30/22                                   1,855           1,748
                                                                    -------------
                                                                            8,804
                                                                    -------------
SOUTH KOREA -- 0.1%

   Shinhan Bank
         6.819%, 09/20/08 (D)                                 590             526
   Woori Bank
         6.208%, 05/02/37                                     560             469
                                                                    -------------
                                                                              995
                                                                    -------------
SRI LANKA -- 0.0%

   Democratic Socialist Republic of Sri
      Lanka MTN
         8.250%, 10/24/12 (A)                                 170             153
                                                                    -------------
SUPRA-NATIONAL -- 0.3%

   European Investment Bank MTN
         10.000%, 01/28/11                         TRY      3,630           2,657
                                                                    -------------


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 205

SCHEDULE OF INVESTMENTS

May 31, 2008

                                                         Face
                                                      Amount(1)      Market Value
Description                                          (Thousands)    ($ Thousands)
-------------------------------------------------   -------------   -------------
THAILAND -- 0.3%

   Bangkok Bank
         9.025%, 03/15/29                                     370   $         402
   True Move
         10.750%, 12/16/13 (A)                                850             752
         10.375%, 08/01/14 (A)                              1,700           1,496
                                                                    -------------
                                                                            2,650
                                                                    -------------
TUNISIA -- 0.2%

   Banque Centrale de Tunisie
         8.250%, 09/19/27                                     420             494
         7.375%, 04/25/12                                   1,260           1,354
                                                                    -------------
                                                                            1,848
                                                                    -------------
TURKEY -- 4.7%

   Republic of Turkey
         11.875%, 01/15/30                                  2,545           3,861
         10.000%, 02/15/12                                    550             502
         9.500%, 01/15/14                                     300             345
         8.000%, 02/14/34                                   4,220           4,412
         7.375%, 02/05/25                                   7,560           7,596
         7.250%, 03/05/38                                   5,745           5,415
         7.250%, 03/15/15                                   1,500           1,558
         7.000%, 09/26/16                                   2,285           2,331
         6.875%, 03/17/36                                  14,625          13,271
         6.750%, 04/03/18                                  10,525          10,420
         2.088%, 01/19/11                                     460             353
                                                                    -------------
                                                                           50,064
                                                                    -------------
UKRAINE -- 2.4%

   Credit Suisse First Boston for
      City of Kiev
         8.000%, 11/06/15                                     750             722
   Credit Suisse First Boston
      International (Export/Import -
         Ukraine)
         7.650%, 09/07/11                                     500             497
         6.800%, 10/04/12                                     550             532
   Government of Ukraine Registered
         7.650%, 06/11/13 (F)                               5,680           5,907
         6.875%, 03/04/11 (A)                               3,825           3,882
         6.875%, 03/04/11                                     400             409
         6.750%, 11/14/17                                     800             775
         6.580%, 11/21/16                                  10,005           9,640
   HSBC Bank (Ukrsibbank)
         7.750%, 12/21/11                                     400             404
   Naftogaz Ukrainy
         8.125%, 09/30/09                                     600             592
   Springvale Holdings
         11.390%, 09/08/08 (D)                              1,000           1,000
   UK Private Bank
         8.000%, 02/06/12 (A)                                 800             727
                                                                    -------------
                                                                           25,087
                                                                    -------------

                                                         Face
                                                      Amount(1)      Market Value
Description                                          (Thousands)    ($ Thousands)
-------------------------------------------------   -------------   -------------
UNITED ARAB EMIRATES -- 0.9%

   HSBC Bank Middle East
         2.693%, 10/31/08 (D)                       AED    16,500   $       4,483
   Jafz Sukuk
         3.291%, 11/27/08 (D)                       AED    20,000           5,503
                                                                    -------------
                                                                            9,986
                                                                    -------------
URUGUAY -- 3.4%

   Republic of Uruguay
         9.250%, 05/17/17                                   7,870           9,641
         8.000%, 11/18/22                                  17,747          19,433
         7.875%, 01/15/33                                   2,700           2,916
         7.625%, 03/21/36                                     200             211
         7.500%, 03/15/15                                     820             896
   Republic of Uruguay PIK
         7.875%, 01/15/33                                   2,356           2,544
                                                                    -------------
                                                                           35,641
                                                                    -------------
VENEZUELA -- 5.0%

   Government of Venezuela
         13.625%, 08/15/18                                  1,200           1,464
         10.750%, 09/19/13                                  5,540           5,762
         9.375%, 01/13/34                                   9,720           8,553
         9.250%, 05/07/28                                   2,450           2,163
         9.250%, 09/15/27                                   8,495           7,964
         9.000%, 05/07/23                                   1,800           1,542
         8.500%, 10/08/14                                   3,210           3,050
         7.650%, 04/21/25                                   9,405           7,477
         6.000%, 12/09/20                                   3,450           2,389
         5.750%, 02/26/16                                   5,900           4,646
         5.375%, 08/07/10                                   2,800           2,660
   Government of Venezuela Registered
         7.000%, 12/01/18                                   2,005           1,614
   Petroleos de Venezuela
         5.375%, 04/12/27                                   5,605           3,228
         5.250%, 04/12/17                                     800             550
                                                                    -------------
                                                                           53,062
                                                                    -------------
YEMEN -- 0.1%

   Pemberley SPV Finance 2008
      Yemen MTN
         11.500%, 02/19/14                                  1,100           1,106
         0.000%, 02/25/20 (D)                               1,100              --
                                                                    -------------
                                                                            1,106
                                                                    -------------
   Total Global Bonds
      (Cost $908,217) ($ Thousands)                                       908,198
                                                                    -------------


     206 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                         Face
                                                      Amount(1)      Market Value
Description                                          (Thousands)    ($ Thousands)
-------------------------------------------------   -------------   -------------
DEPOSIT WITH COUNTERPARTY AS COLLATERAL
FOR SWAP CONTRACTS (H) -- 2.4%

UNITED STATES -- 2.4%

   Deposits with Credit Suisse
      First Boston as Collateral for
      Swap Contract Outstanding                               600   $         600
   Deposits with Credit Suisse
      First Boston as Collateral for
      Swap Contract Outstanding                               600             600
   Deposits with Credit Suisse
      First Boston as Collateral for
      Swap Contract Outstanding                               940             940
   Deposits with Credit Suisse
      First Boston as Collateral for
      Swap Contract Outstanding                             2,400           2,400
   Deposits with Deutsche Bank
      as Collateral for Swap Contract
      Outstanding                                   BRL       659             404
   Deposits with Deutsche Bank
      as Collateral for Swap Contract
      Outstanding                                   BRL     7,115           4,364
   Deposits with Deutsche Bank
      as Collateral for Swap Contract
      Outstanding                                   IDR 6,122,829             657
   Deposits with Goldman Sachs
      as Collateral for Swap Contract
      Outstanding                                   BRL     3,752           2,301
   Deposits with HSBC as Collateral
      for Swap Contract Outstanding                 ILS     7,924           2,460
   Deposits with JPMorgan Chase
      as Collateral for Swap Contract
      Outstanding                                           2,992           2,992
   Deposits with JPMorgan Chase
      as Collateral for Swap Contract
      Outstanding                                           1,047           1,047
   Deposits with Merrill Lynch
      as Collateral for Swap Contract
      Outstanding                                           2,000           2,000
   Deposits with Merrill Lynch
      as Collateral for Swap Contract
      Outstanding                                   NGN   285,300           2,421
   Deposits with Standard Bank
      as Collateral for Swap Contract
      Outstanding                                              72              72
   Deposits with UBS as Collateral for
      Swap Contract Outstanding                     ILS     7,190           2,231
   Deposits with UBS as Collateral for
      Swap Contract Outstanding                     NGN    44,062             374
                                                                    -------------
Total Deposit with Counterparty
   as Collateral for Swap Contracts
   (Cost $24,950) ($ Thousands)                                            25,863
                                                                    -------------

                                                         Face
                                                      Amount(1)
                                                     (Thousands)/    Market Value
Description                                           Contracts     ($ Thousands)
-------------------------------------------------   -------------   -------------
LOAN PARTICIPATIONS -- 1.5%

GEORGIA -- 0.1%

   Rike
         9.000%, 08/17/11                                   1,200   $       1,200
                                                                    -------------
NIGERIA -- 0.4%

   Oando
         13.900%, 02/23/10                          NGN   229,710           1,933
         13.900%, 03/02/10                          NGN   229,710           1,932
                                                                    -------------
                                                                            3,865
                                                                    -------------
RUSSIA -- 0.2%

   Snegri Overseas
         10.500%, 04/21/10                                  2,600           2,600
                                                                    -------------
SINGAPORE -- 0.3%

   Neptune
         0.000%, 12/05/08                                   3,522           3,522
                                                                    -------------
TURKEY -- 0.5%

   Cukurova, Ser A
         10.980%, 11/24/08                                  1,237           1,225
   Cukurova, Ser B
         10.973%, 05/01/12                                  3,850           3,657
                                                                    -------------
                                                                            4,882
                                                                    -------------
Total Loan Participations
   (Cost $16,322) ($ Thousands)                                            16,069
                                                                    -------------

EQUITY-LINKED NOTES -- 0.8%

INDONESIA -- 0.8%

   Republic of Indonesia
         12.500%, 03/15/13                         IDR  8,600,000             921
         8.283%, 02/20/10                          IDR 41,837,000           3,683
         8.250%, 02/20/10                          IDR 41,610,000           3,664
                                                                    -------------
Total Equity-Linked Notes
   (Cost $8,889) ($ Thousands)                                              8,268
                                                                    -------------

PURCHASED OPTIONS -- 0.1%

BRAZIL -- 0.1%

   December 2008 BRL Call,
      Expires 12/20/08
      Strike Price $2*                                  9,690,000             183
   December 2008 BRL Call,
      Expires 12/20/08
      Strike Price $2*                                  9,720,000             192
   January 2009 BRL Call,
      Expires 01/17/09
      Strike Price $2*                                  7,843,000             141


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 207

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)
May 31, 2008

                                                      Contracts/     Market Value
Description                                             Shares      ($ Thousands)
-------------------------------------------------   -------------   -------------
   November 2008 BRL Call,
      Expires 11/22/08
      Strike Price $2*                                  9,485,600   $         137
   November 2008 BRL Call,
      Expires 11/22/08
      Strike Price $2*                                  6,800,000             129
                                                                    -------------
Total Purchased Options
   (Cost $684) ($ Thousands)                                                  782
                                                                    -------------
WARRANTS -- 0.0%

                                                      Number of
                                                       Warrants
                                                    -------------
RUSSIA -- 0.0%

   Teorema Holding A,
      Expires 10/27/11*                                       136              92
   Teorema Holding B,
      Expires 10/27/11*                                       272             185
                                                                    -------------
Total Warrants
   (Cost $47) ($ Thousands)                                                   277
                                                                    -------------
AFFILIATED PARTNERSHIP -- 1.9%

UNITED STATES -- 1.9%

   SEI Liquidity Fund, L.P.,
      2.810%**+ (G)                                    20,027,411          20,027
                                                                    -------------
Total Affiliated Partnership
   (Cost $20,027) ($ Thousands)                                            20,027
                                                                    -------------
Total Investments -- 92.2%
   (Cost $979,136) ($ Thousands)                                    $     979,484
                                                                    =============

                                                                     Market Value
Description                                           Contracts     ($ Thousands)
-------------------------------------------------   -------------   -------------
WRITTEN OPTIONS -- 0.0%

BRAZIL -- 0.0%

   December 2008 BRL Call,
      Expires 12/20/08,
      Strike Price $1.61*                              (9,120,000)  $         (66)
   December 2008 BRL Call,
      Expires 12/20/08,
      Strike Price $1.61*                              (9,150,000)            (69)
   December 2008 BRL Call,
      Expires 12/20/08,
      Strike Price $1.57*                              (8,917,600)            (45)
   January 2009 BRL Call,
      Expires 01/17/09,
      Strike Price $1.61*                               (7,383,000            (53)
   November 2008 BRL Call,
      Expires 11/22/08,
      Strike Price $1.55*                              (6,200,000)            (24)
                                                                    -------------
Total Written Options
   (Premiums Received $264) ($ Thousands)                                    (257)
                                                                    -------------


     208 SEI Institutional Investments Trust / Annual Report / May 31, 2008

A summary of outstanding swap agreements held by the Fund at May 31, 2008, is as follows (See Note 2 in Notes to Financial Statements):

                               TOTAL RETURN SWAPS

COUNTERPARTY         REFERENCE ENTITY/OBLIGATION                               FUND PAYS             FUND RECEIVES
-------------------  ---------------------------------------------  -------------------------------  -------------
Standard Bank        Federal Government Of Nigeria 17%, 12/16/2008  Cash Deposit Of Notional Amount  Price Return
UBS                  Federal Government Of Nigeria 9.35%, 08/31/20  Cash Deposit Of Notional Amount  Price Return
Goldman Sachs        Federative Republic Of Brazil 10%, 01/01/2017  Cash Deposit Of Notional Amount  Price Return
JPMorgan Chase Bank  Federative Republic Of Brazil 6%, 05/15/2011   Cash Deposit Of Notional Amount  Price Return
Deutsche Bank        Federative Republic Of Brazil 6%, 05/15/2017   Cash Deposit Of Notional Amount  Price Return
Deutsche Bank        Federative Republic Of Brazil 6%, 08/15/2010   Cash Deposit Of Notional Amount  Price Return
JPMorgan Chase Bank  Federative Republic Of Brazil 6%, 08/15/2010   Cash Deposit Of Notional Amount  Price Return
Deutsche Bank        Indonesia Government 12%, 09/15/2011           Cash Deposit Of Notional Amount  Price Return
HSBC                 Israel Government 5%, 03/31/2013               Cash Deposit Of Notional Amount  Price Return
UBS                  Israel Government 5%, 03/31/2013               Cash Deposit Of Notional Amount  Price Return
Merrill Lynch        Osjc Zaporozh Term Loan Credit Facility        Cash Deposit Of Notional Amount  Price Return
Merrill Lynch        Solar Gardens Ltd Term Loan Credit Facility    Cash Deposit Of Notional Amount  Price Return

                                                        NET UNREALIZED
                                                         APPRECIATION
                                       NOTIONAL AMOUNT  (DEPRECIATION)
COUNTERPARTY         TERMINATION DATE    (THOUSANDS)    ($ THOUSANDS)
-------------------  ----------------  ---------------  --------------
Standard Bank            12/16/08      NGN      9,152            $  3
UBS                      08/31/17      NGN     48,340              17
Goldman Sachs            01/01/17      BRL      3,700            (216)
JPMorgan Chase Bank      05/15/11      BRL      1,577             196
Deutsche Bank            05/15/17      BRL      4,411              33
Deutsche Bank            08/15/10      BRL        400               9
JPMorgan Chase Bank      08/15/10      BRL      4,450             686
Deutsche Bank            09/15/11      IDR  5,400,000             (60)
HSBC                     03/31/13      ILS      7,900              (1)
UBS                      03/31/13      ILS      7,169              --
Merrill Lynch            12/31/17               2,000              66
Merrill Lynch            12/30/09      NGN    285,300             158
                                                                 ----
                                                                 $891
                                                                 ====

                              CREDIT DEFAULT SWAPS

                                                                                                                    NET UNREALIZED
                                                                                                        NOTIONAL     APPRECIATION
                                                           BUY/SELL                       (PAYS)/        AMOUNT     (DEPRECIATION)
COUNTERPARTY         REFERENCE ENTITY/OBLIGATION          PROTECTION  RECEIVES RATE  TERMINATION D TE  (THOUSANDS)   ($ THOUSANDS)
-------------------  -----------------------------------  ----------  -------------  ----------------  -----------  --------------
Credit Suisse        JSC Gazprom 8.625% 04/28/2034           Sell         1.37%         08/20/16            600              $(11)
Credit Suisse        Naftogaz Ukrainy, 8.125% 09/30/2009     Sell         5.20          12/20/11            600               (27)
Credit Suisse        Naftogaz Ukrainy, 8.125% 09/30/2009     Sell         5.75          12/20/08            940                12
Credit Suisse        Naftogaz Ukrainy, 8.125% 09/30/2009     Sell         5.75          12/20/09          2,400               (18)
                                                                                                                             ----
                                                                                                                             $(44)
                                                                                                                             ====

                               INTEREST RATE SWAPS

                                                                                                      NET UNREALIZED
                                                                                     NOTIONAL AMOUNT   DEPRECIATION
COUNTERPARTY                   FUND PAYS            FUND RECEIVES  TERMINATION DATE    (THOUSANDS)     ($ THOUSANDS)
-------------------  -----------------------------  -------------  ----------------  ---------------  --------------
Deutsche Bank        Brazil Interbank Deposit Rate     13.75%        01/02/12        BRL       6,242        $   (16)
Deutsche Bank        Brazil Interbank Deposit Rate     10.63         01/02/12        BRL       4,566           (318)
Lehman Brothers      Brazil Interbank Deposit Rate     10.65         01/02/12        BRL       3,864           (267)
Lehman Brothers      Brazil Interbank Deposit Rate     10.88         01/02/12        BRL       2,711           (180)
Lehman Brothers      Brazil Interbank Deposit Rate     11.09         01/02/12        BRL       7,198           (438)
Lehman Brothers      Brazil Interbank Deposit Rate     12.34         01/02/12        BRL      16,411           (478)
Lehman Brothers      Brazil Interbank Deposit Rate     12.57         01/02/12        BRL      15,813           (384)
Lehman Brothers      Brazil Interbank Deposit Rate     12.49         01/02/12        BRL      11,826           (309)
Lehman Brothers      Brazil Interbank Deposit Rate     12.38         01/02/12        BRL      13,089           (368)
                                                                                                            -------
                                                                                                            $(2,758)
                                                                                                            =======


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 209

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)
May 31, 2008

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows:

                            NUMBER OF                  UNREALIZED
TYPE OF                     CONTRACTS    EXPIRATION   APPRECIATION
CONTRACT                   LONG (SHORT)    DATE      ($ THOUSANDS)
-------------------------  ------------  ----------  -------------
U.S. 5 Year Treasury Note       20        Sep-2008             $ 5
U.S. Long Treasury Bond         82        Sep-2008              64
                                                               ---
                                                               $69
                                                               ===

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2008, is as follows:

                                                        UNREALIZED
                     CURRENCY          CURRENCY        APPRECIATION
MATURITY             TO DELIVER        TO RECEIVE      (DEPRECIATION)
DATE                (THOUSANDS)       (THOUSANDS)     ($ THOUSANDS)
---------------   ---------------   ---------------   ---------------
6/2/08-7/2/08     USD      11,541   BRL      19,472          $   351
6/3/08-7/2/08     BRL      77,502   USD      46,060           (1,402)
6/5/08-7/7/08     USD      10,500   CZK     171,559              139
6/9/08            RUB      35,687   USD       1,491              (15)
6/9/08-7/10/08    USD      13,771   RUB     328,970               96
6/16/08           TRY       3,500   USD       2,757             (101)
6/19/08           COP   9,743,414   USD       5,407             (160)
6/23/08           USD       4,902   PLN      10,788               57
7/2/08-7/22/08    USD       6,084   INR     251,411             (180)
7/11/08           USD       2,600   ZAR      20,664               80
7/11/08           ZAR       9,120   USD       1,200               17
7/14/08           KRW   1,977,780   USD       1,920               (1)
7/14/08           USD       2,027   KRW   1,977,780             (106)
7/15/08           USD       9,848   MXP     104,532              209
7/16/08           EUR      13,498   USD      19,784           (1,146)
7/18/08           USD         625   PHP      26,424              (23)
7/22/08           INR     119,370   USD       2,819               18
7/22/08-8/29/08   USD      11,158   SGD      15,150              (19)
8/19/08           ILS       4,234   USD       1,300              (11)
8/19/08-8/20/08   USD       5,550   ILS      19,899              613
                                                             -------
                                                             $(1,584)
                                                             =======

     Percentages are based on a Net Assets of $1,062,491 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of May 31, 2008.

+    Investment in Affiliated Security (see Note 3).

(1)  In U.S. dollars unless otherwise indicated.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B) Step Bonds -- The rate reflected is the effective yield on May 31, 2008. The coupon on a step bond changes on a specified date.

(C)  Security in default on interest payments.

(D) Variable Rate Security -- The rate reported is the rate in effect as of May 31, 2008. The date reported is the next reset date.

(E) Zero coupon security. The rate reported is the effective yield at time of purchase.

(F) This security or a partial position of this security is on loan at May 31, 2008 (See Note 9). The total value of securities on loan at May 31, 2008 was $16,423 ($ Thousands).

(G) This security was purchased with cash collateral held from securities on loan. The total value of securities on loan at May 31, 2008 was $20,027
     ($ Thousands).

(H) Cash on loan to swap counterparty as collateral for outstanding swap contracts.

AED -- United Arab Emirates Dirham

BRL -- Brazilian Real

COP -- Chilean Peso

CZK -- Czech Republic Koruna

DEM -- German Mark

EUR -- Euro

IDR -- Indonesian Rupiah

ILS -- Israeli Shekel

INR -- Indian Rupee

KRW -- South Koreann Won

MTN -- Medium Term Note

MXP -- Mexican Peso

MYR -- Malaysian Ringgit

NGN -- Nigerian Naira

PEI -- Peruvian Inca

PHP -- Philippine Peso

PLN -- Polish Zloty

RUB -- Russian Ruble

Ser -- Series

SGD -- Singapore Dollar

TRY -- New Turkish Lira

USD -- U.S. Dollar

ZAR -- South African Rand

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


     210 SEI Institutional Investments Trust / Annual Report / May 31, 2008

SCHEDULE OF INVESTMENTS

Real Return Plus Fund
May 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)++:

                                  (BAR CHART)

U.S. Treasury Obligations   98.1%
Short-Term Investment        1.9%

++   Percentages based on total investments.

                                                 Face Amount        Market Value
Description                                 ($ Thousands)/Shares   ($ Thousands)
-----------------------------------------   --------------------   -------------
U.S. TREASURY OBLIGATIONS -- 100.7%
   U.S. Treasury Bills (A) (B)
      1.086%, 07/17/08                           $         3,593   $       3,585
      1.029%, 06/05/08                                     7,083           7,082
U.S. Treasury Inflationary Protection
   Securities
      4.250%, 01/15/10                                     3,092           3,307
      3.375%, 01/15/12                                    13,688          14,984
      3.500%, 01/15/11                                       556             602
      3.000%, 07/15/12                                    25,344          27,556
      2.625%, 07/15/17                                       625             686
      2.500%, 07/15/16                                    24,806          26,872
      2.375%, 04/15/11 to 01/15/17                        50,891          53,953
      2.000%, 04/15/12 to 01/15/16                       110,358         115,451
      1.875%, 07/15/13 to 07/15/15                        26,418          27,560
      1.625%, 01/15/15 to 01/15/18                        40,951          41,721
      0.875%, 04/15/10                                    40,519          40,971
      0.625%, 04/15/13                                       351             345
                                                                   -------------
Total U.S. Treasury Obligations
   (Cost $350,331) ($ Thousands)                                         364,675
                                                                   -------------
CASH EQUIVALENT -- 2.0%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 2.460%*+                                   7,246,897           7,247
                                                                   -------------
Total Cash Equivalent
   (Cost $7,247) ($ Thousands)                                             7,247
                                                                   -------------
Total Investments -- 102.7%
(Cost $357,578) ($ Thousands)                                      $     371,922
                                                                   =============

A summary of the open futures contracts held by the Fund at May 31, 2008, is as follows:

                                                        UNREALIZED
                            NUMBER OF                  APPRECIATION
TYPE OF                     CONTRACTS    EXPIRATION   (DEPRECIATION)
CONTRACT                  LONG (SHORT)      DATE       ($ THOUSANDS)
-----------------------   ------------   ----------   --------------
Amsterdam Index                 (3)       Jun-2008            $  (7)
Australian 10-Year Bond       (217)       Jun-2008              683
CAC40 10 Euro                  (50)       Jun-2008              (23)
Canadian 10-Year Bond         (148)       Sep-2008               77
Dax Index                       19        Jun-2008              340
DJ Euro Stoxx 50 Index         (16)       Jun-2008              (95)
Euro-Bund                     (129)       Jun-2008              472
FTSE 100 Index                   8        Jun-2008               68
Hang Seng Index                 20        Jun-2008              (41)
IBEX Index                     (39)       Jun-2008              377
Japan 10-Year Bond               4        Jun-2008             (126)
Long Gilt 10-Year Bond          41        Sep-2008              (13)
Russell E-Mini                 (35)       Jun-2008             (115)
S&P 500 Composite Index         35        Jun-2008              800
S&P/MIB Index                   19        Jun-2008              105

                                                        UNREALIZED
                            NUMBER OF                  APPRECIATION
TYPE OF                     CONTRACTS    EXPIRATION   (DEPRECIATION)
CONTRACT                  LONG (SHORT)      DATE       ($ THOUSANDS)
-----------------------   ------------   ----------   --------------
S&P/TSE 60 Index               (18)       Jun-2008           $ (297)
SPI 200 Index                  (10)       Jun-2008               17
Topix Index                     13        Jun-2008              215
U.S. 10-Year Note              206        Sep-2008             (348)
U.S. Long Treasury Bond        191        Sep-2008              (55)
                                                             ------
                                                             $2,034
                                                             ======

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2008, is as follows:

                                                 UNREALIZED
               CURRENCY          CURRENCY       APPRECIATION
MATURITY      TO DELIVER        TO RECEIVE     (DEPRECIATION)
DATE         (THOUSANDS)       (THOUSANDS)      ($ THOUSANDS)
--------   ---------------   ---------------   --------------
6/18/08    AUD      26,930   USD      24,618           $(993)
6/18/08    CAD      23,294   USD      23,234            (205)
6/18/08    CHF      35,303   USD      34,645             844
6/18/08    DKK      2,329    USD         485              --
6/18/08    EUR      15,011   USD      23,301              (5)
6/18/08    GBP      12,692   USD      25,036             (10)
6/18/08    JPY   2,406,586   USD      23,695             873
6/18/08    NZD      26,840   USD      20,966              23
6/18/08    SEK      63,947   USD      10,647               6
6/18/08    USD      18,513   AUD      19,859             374
6/18/08    USD      17,169   CAD      17,370             309
6/18/08    USD      32,847   CHF      33,921            (369)
6/18/08    USD         484   DKK       2,329               1
6/18/08    USD      29,416   EUR      18,903             (66)
6/18/08    USD      18,864   GBP       9,502            (113)
6/18/08    USD      22,904   JPY   2,363,270            (493)
6/18/08    USD      13,021   NOK      67,097             110
6/18/08    USD      13,756   NZD      17,547             (64)
6/18/08    USD      14,049   SEK      85,471             173
6/18/08    USD      26,609   SGD      36,545             213
                                                       -----
                                                       $ 608
                                                       =====

Percentages are based on a Net Assets of $362,129 ($ Thousands).

*    Rate shown is the 7-day effective yield as of May 31, 2008.

+    Investment in Affiliated Security (See Note 3).

(A)  The rate reported is the effective yield at time of purchase.

(B) All or a portion of this security has been pledged as collateral on open futures contracts.

AUD -- Australian Dollar

CAD -- Canadian Dollar

CHF -- Swiss Franc

Cl  -- Class

DKK -- Danish Krone

EUR -- Euro

GBP -- British Pound Sterling

JPY -- Japanese Yen

NOK -- Norwegian Krone

NZD -- New Zealand Dollar

SEK -- Swedish Krone

SGD -- Singapore Dollar

USD -- U.S. Dollar

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 211

Statements of Assets and Liabilities ($ Thousands)
May 31, 2008

                                                           LARGE CAP         LARGE CAP
                                          LARGE CAP       DIVERSIFIED       DISCIPLINED
                                             FUND          ALPHA FUND       EQUITY FUND
                                       ---------------  ---------------  -----------------
ASSETS
     Investments at value+                $ 346,980*        $533,028         $6,776,332*
     Affiliated investment, at value++       39,580          100,341          2,485,084
     Cash                                       170               --                112
     Foreign currency, at value+++               --                9                 --
     Cash held as collateral for
        securities sold short or
        futures contracts                        --              686              4,720
     Receivable for investment
        securities sold                       2,875           10,708                 --
     Dividends and interest
        receivable                              637              748             12,925
     Receivable for fund shares sold             --              296             27,384
     Receivable for variation margin             24              219              4,378
     Foreign tax reclaim receivable               1               --                 --
     Unrealized gain on foreign spot
        currency contracts                       --               --                 --
     Unrealized gain on forward
        foreign currency contracts               --               --                836
     Swap contracts at value++++                 --               --                 --
     Prepaid expenses                             2                4                 60
                                          ---------         --------         ----------
     Total Assets                           390,269          646,039          9,311,831
                                          ---------         --------         ----------
LIABILITIES:
     Payable upon return on
        securities loaned                    25,639               --            487,070
     Payable for investment
        securities purchased                  3,176           11,520                 --
     Payable for fund shares redeemed           195               66             54,364
     Payable for securities sold
        short#                                   --           81,586                 --
     Payable to custodian                        --              337                 --
     Margin call                                 --               --                 --
     Payable for variation margin                --               --                168
     Overdraft offoreign currency, at
        value+++                                 --               --                 --
     Unrealized loss on foreign spot
        currency contracts                       --               --                 --
     Unrealized loss on forward
        foreign currency contracts               --               --              1,189
     Investment advisory fees payable            83              135              1,226
     Chief Compliance Officer fees
        payable                                  --                1                  8
     Accrued expenses                            20               33                464
     Accrued foreign capital gains
        tax on appreciated securities            --               --                 --
                                          ---------         --------         ----------
     Total Liabilities                       29,113           93,678            544,489
                                          ---------         --------         ----------
     Net Assets                           $ 361,156         $552,361         $8,767,342
                                          =========         ========         ==========
   + Cost of investments                    297,094          506,577          6,187,780
  ++ Cost of affiliated investments          39,580          105,755          2,592,286
 +++ Cost of foreign currency                    --                9                 --
++++ Premiums received                           --               --                 --
   # Proceeds from securities sold
        short                                    --           81,641                 --
   * Includes market value of
        securities on loan                   24,958               --            472,360
NET ASSETS:
     Paid-in Capital -- (unlimited
        authorization -- no par
        value)                            $ 411,275         $562,131         $8,733,303
     Undistributed (distributions in
        excess of) net investment
        income                                  968             (861)           (14,517)
     Accumulated net realized loss on
        investments, option
        contracts, swaptions,
        futures, securities sold
        short, swap contracts and
        foreign currency                   (102,370)         (37,919)          (588,593)
     Net unrealized appreciation on
        investments, securities sold
        short, option contracts and
        swaptions                            49,886           21,092            481,350
     Net unrealized appreciation on
        futures contracts                     1,397            7,918            156,150
     Net unrealized appreciation on
        swap contracts                           --               --                 --
     Net unrealized depreciation on
        forward foreign currency
        contracts, foreign currencies
        and translation of other
        assets and liabilities
        denominated in foreign
        currencies                               --               --               (351)
     Accumulated foreign capital
        gains tax on appreciated
        securities                               --               --                 --
                                          ---------         --------         ----------
     Net Assets                           $ 361,156         $552,361         $8,767,342
                                          =========         ========         ==========
     Net Asset Value, Offering and
        Redemption Price Per Share --
        Class A                           $   18.75         $  10.23         $    12.07
                                       ($361,156,472 /  ($552,360,822 /  ($8,767,342,333 /
                                          19,257,656       53,993,073       726,113,893
                                           shares)          shares)           shares)

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


     212 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                          LARGE CAP                            SMALL/MID        INTERNATIONAL       WORLD EQUITY
                                          INDEX FUND      SMALL CAP FUND    CAP EQUITY FUND      EQUITY FUND         EX-US FUND
                                       ---------------  -----------------  -----------------  -----------------  -----------------
ASSETS:
     Investments at value+                 $380,149*        $1,733,197*        $2,283,415*        $1,462,205*        $3,187,726*
     Affiliated investment, at value++       46,545            631,435            733,954            143,733            333,169
     Cash                                         1                563                659             56,668             78,185
     Foreign currency, at value+++               --                 --                 --              5,988             21,961
     Cash held as collateral for
        securities sold short or
        futures contracts                        --                 --                 --                 --                 --
     Receivable for investment
        securities sold                         465             14,074             24,518            131,947            273,846
     Dividends and interest
        receivable                              704              1,446              2,082              8,710             14,034
     Receivable for fund shares sold            138                275             12,396                353             49,447
     Receivable for variation margin              4                282                337                794              2,174
     Foreign tax reclaim receivable              --                 --                  1                979              1,093
     Unrealized gain on foreign spot
        currency contracts                       --                 --                 --                 18                 34
     Unrealized gain on forward
        foreign currency contracts               --                 --                 --              5,220              3,920
     Swap contracts at value++++                 --                 --                 --              7,561             13,980
     Prepaid expenses                            --                 12                 15                 10                 21
                                           --------         ----------         ----------         ----------         ----------
     Total Assets                           428,006          2,381,284          3,057,377          1,824,186          3,979,590
                                           --------         ----------         ----------         ----------         ----------
LIABILITIES:
     Payable upon return on
        securities loaned                    40,588            546,416            647,313            129,728            176,122
     Payable for investment
        securities purchased                    315             11,147             22,568            201,191            471,482
     Payable for fund shares redeemed           199              2,603             12,885             28,153             11,628
     Payable for securities sold
        short#                                   --                 --                 --                 --                 --
     Payable to custodian                        --                 --                 --                 --                 --
     Margin call                                 --                 --                 --              5,375             12,340
     Payable for variation margin                --                 --                 --                326                638
     Overdraft offoreign currency, at
        value+++                                 --                509                471                 --                 --
     Unrealized loss on foreign spot
        currency contracts                       --                 --                 --                 41                 12
     Unrealized loss on forward
        foreign currency contracts               --                 --                 --              5,693              4,323
     Investment advisory fees payable            12                813                946                489              1,019
     Chief Compliance Officer fees
        payable                                  --                  2                  2                  1                  3
     Accrued expenses                            19                 94                136                227                548
     Accrued foreign capital gains
        tax on appreciated securities            --                 --                 --                 --                355
                                           --------         ----------         ----------         ----------         ----------
     Total Liabilities                       41,133            561,584            684,321            371,224            678,470
                                           --------         ----------         ----------         ----------         ----------
     Net Assets                            $386,873         $1,819,700         $2,373,056         $1,452,962         $3,301,120
                                           ========         ==========         ==========         ==========         ==========
   + Cost of investments                    272,544          1,670,902          2,198,476          1,298,304          2,925,671
  ++ Cost of affiliated investments          46,524            631,435            733,954            143,733            333,169
 +++ Cost of foreign currency                    --               (500)              (463)             5,974             21,958
++++ Premiums received                           --                 --                 --              1,534              3,309
   # Proceeds from securities sold
        short                                    --                 --                 --                 --                 --
   * Includes market value of
        securities on loan                   39,325            523,112            622,117            121,421            166,641
NET ASSETS:
     Paid-in Capital -- (unlimited
        authorization -- no par
        value)                             $280,659         $1,841,474         $2,419,475         $1,283,025         $3,009,075
     Undistributed (distributions in
        excess of) net investment
        income                                1,244             11,553             11,316              6,492               (635)
     Accumulated net realized loss on
        investments, option
        contracts, swaptions,
        futures, securities sold
        short, swap contracts and
        foreign currency                     (3,180)          (100,843)          (147,819)           (12,830)           (97,547)
     Net unrealized appreciation on
        investments, securities sold
        short, option contracts and
        swaptions                           107,626             62,295             84,939            163,901            262,055
     Net unrealized appreciation on
        futures contracts                       524              5,230              5,153              7,148             28,454
     Net unrealized appreciation on
        swap contracts                           --                 --                 --              6,027             10,671
     Net unrealized depreciation on
        forward foreign currency
        contracts, foreign currencies
        and translation of other
        assets and liabilities
        denominated in foreign
        currencies                               --                 (9)                (8)              (801)              (598)
     Accumulated foreign capital
        gains tax on appreciated
        securities                               --                 --                 --                 --               (355)
                                           --------         ----------         ----------         ----------         ----------
     Net Assets                            $386,873         $1,819,700         $2,373,056         $1,452,962         $3,301,120
                                           ========         ==========         ==========         ==========         ==========
     Net Asset Value, Offering and
        Redemption Price Per Share --
        Class A                            $ 121.02         $    12.42         $    12.22         $    11.12         $    14.56
                                       ($386,872,900 /  ($1,819,699,990 /  ($2,373,055,764 /  ($1,452,962,047 /  ($3,301,119,883 /
                                       3,196,764        146,483,867        194,158,640        130,690,125        226,720,379
                                        shares)         shares)                shares)          shares)                 shares)


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 213

Statements of Assets and Liabilities ($ Thousands)
May 31, 2008

                                                   ENHANCED
                                                     LIBOR                 CORE                HIGH YIELD
                                                 OPPORTUNITIES         FIXED INCOME               BOND
                                                     FUND                  FUND                   FUND
                                             -------------------   --------------------   --------------------
ASSETS:
      Investments at value+                  $           139,821   $          6,786,244*  $          1,341,153*
      Affiliated investment, at value++                   99,690              1,009,142                239,926
      Repurchase agreements                                1,700                194,800                     --
      Cash                                                 1,155                    939                     54
      Foreign currency, at value+++                           --                     --                     --
      Cash pledged as collateral for
         forward foreign currency
         contracts, futures contracts or
         swap contracts                                       --                  3,590                     --
      Receivable for investment securities
         sold                                              7,012                671,529                 20,084
      Dividends and interest receivable                      894                 44,405                 27,206
      Receivable for fund shares sold                         54                 20,444                 12,582
      Receivable for variation margin                          3                  1,027                     --
      Foreign tax reclaim receivable                           6                     95                    155
      Unrealized gain on foreign spot
         currency contracts                                   --                     --                     --
      Unrealized gain on forward foreign
         currency contracts                                1,638                    887                     --
      Swap contracts at value++++                             85                     --                     --
      Prepaid expenses                                         2                     42                      6
                                             -------------------   --------------------   --------------------
      Total Assets                                       252,060              8,733,144              1,641,166
                                             -------------------   --------------------   --------------------
LIABILITIES:
      Payable upon return on securities
         loaned                                               --                786,304                211,084
      Payable for investment securities
         purchased                                         5,623              1,662,684                 21,948
      Payable for fund shares redeemed                         3                 36,451                  7,653
      Income distribution payable                             --                    676                    164
      Swap contracts at value++++                             --                 87,575                     --
      Options written, at value+++++                          --                  1,596                     --
      Payable for variation margin                            15                    396                     --
      Overdraft of foreign currency, at
         value+++                                             --                  4,493                     --
      Unrealized loss on foreign spot
         currency contracts                                   --                     --                     --
      Unrealized loss on forward foreign
         currency contracts                                1,952                    560                     --
      Swaptions##                                             --                  2,035                     --
      Investment advisory fees payable                        54                    540                    389
      Chief Compliance Officer fees
         payable                                              --                      6                      1
      Accrued expenses                                        33                    380                     68
                                             -------------------   --------------------   --------------------
      Total Liabilities                                    7,680              2,583,696                241,307
                                             -------------------   --------------------   --------------------
      Net Assets                             $           244,380   $          6,149,448   $          1,399,859
                                             ===================   ====================   ====================
    + Cost of investments and repurchase
         agreements                                      152,249              7,134,419              1,430,875
   ++ Cost of affiliated investments                     105,450              1,009,142                239,926
  +++ Cost of foreign currency                                --                 (4,541)                    --
 ++++ Premiums received                                       --                (48,015)                    --
+++++ Premiums received                                       --                  1,913                     --
   ## Premiums received                                       --                    959                     --
    * Includes market value of securities
         on loan                                              --                746,702                198,692

NET ASSETS:
      Paid-in Capital -- (unlimited
         authorization -- no par value)      $           264,673   $          6,265,815   $          1,526,463
      Undistributed (distributions in
         excess of) net investment income                  1,087                 (2,489)                (6,220)
      Accumulated net realized gain (loss)
         on investments, option contracts,
         swaptions, futures, securities
         sold short, swap contracts and
         foreign currency                                 (4,665)                82,788                (30,662)
      Net unrealized appreciation
         (depreciation) on investments,
         securities sold short, option
         contracts and swaptions                         (16,488)              (154,134)               (89,722)
      Net unrealized appreciation
         (depreciation) on futures
         contracts                                             2                 (3,961)                    --
      Net unrealized appreciation
         (depreciation) on swap contracts                     85                (39,560)                    --
      Net unrealized appreciation
         (depreciation) on forward
         foreign currency contracts,
         foreign currencies and
         translation of other assets and
         liabilities denominated in
         foreign currencies                                 (314)                   989                     --
      Accumulated foreign capital gains
         tax on appreciated securities                        --                     --                     --
                                             -------------------   --------------------   --------------------
      Net Assets                             $           244,380   $          6,149,448   $          1,399,859
                                             ===================   ====================   ====================
      Net Asset Value, Offering and
         Redemption Price Per Share
         -- Class A                          $              9.11   $               9.95   $               9.17
                                                 ($244,380,176 /       ($6,149,448,188/      ($1,399,858,673 /
                                              26,834,287 shares)    617,916,878 shares)    152,699,637 shares)
                                             ===================   ====================   ====================

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

     214 SEI Institutional Investments Trust / Annual Report / May 31, 2008


                                                     LONG                EXTENDED              EMERGING             REAL RETURN
                                                   DURATION              DURATION               MARKETS                 PLUS
                                                     FUND                  FUND                DEBT FUND                FUND
                                             -------------------   -------------------   --------------------   -------------------
ASSETS:
      Investments at value+                  $           116,599   $           747,728   $            959,457*  $           364,675
      Affiliated investment, at value++                      729                 1,677                 20,027                 7,247
      Repurchase agreements                                   --                    --                     --                    --
      Cash                                                    48                   131                 77,842                    --
      Foreign currency, at value+++                           --                    --                  4,792                    --
      Cash pledged as collateral for
         forward foreign currency
         contracts, futures contracts or
         swap contracts                                       --                    --                  6,410                   443
      Receivable for investment securities
         sold                                                120                 4,722                  8,652                 7,471
      Dividends and interest receivable                      543                 3,477                 19,083                 2,329
      Receivable for fund shares sold                         --                23,478                  8,201                 1,712
      Receivable for variation margin                         --                   145                     70                    76
      Foreign tax reclaim receivable                          --                    --                     --                    --
      Unrealized gain on foreign spot
         currency contracts                                   --                    --                    218                   256
      Unrealized gain on forward foreign
         currency contracts                                   --                    --                  1,580                 2,926
      Swap contracts at value++++                             --                16,548                     --                    --
      Prepaid expenses                                         1                     5                      4                     2
                                             -------------------   -------------------   --------------------   -------------------
      Total Assets                                       118,040               797,911              1,106,336               387,137
                                             -------------------   -------------------   --------------------   -------------------
LIABILITIES:
      Payable upon return on securities
         loaned                                               --                    --                 20,027                    --
      Payable for investment securities
         purchased                                            --                 2,749                 13,852                10,455
      Payable for fund shares redeemed                        --                    42                  4,118                11,638
      Income distribution payable                             --                    --                     --                    --
      Swap contracts at value++++                          2,253                    --                  1,911                    --
      Options written, at value+++++                          --                    --                    257                    --
      Payable for variation margin                             5                    --                     --                    69
      Overdraft of foreign currency, at
         value+++                                             --                    --                     --                   134
      Unrealized loss on foreign spot
         currency contracts                                   --                    --                     --                   268
      Unrealized loss on forward foreign
         currency contracts                                   --                    --                  3,164                 2,318
      Swaptions##                                             --                    --                     --                    --
      Investment advisory fees payable                         7                    73                    432                   105
      Chief Compliance Officer fees
         payable                                              --                     1                      1                    --
      Accrued expenses                                        21                    74                     83                    21
                                             -------------------   -------------------   --------------------   -------------------
      Total Liabilities                                    2,286                 2,939                 43,845                25,008
                                             -------------------   -------------------   --------------------   -------------------
      Net Assets                             $           115,754   $           794,972   $          1,062,491   $           362,129
                                             ===================   ===================   ====================   ===================
    + Cost of investments and repurchase
         agreements                                      133,688               814,154                959,109               350,331
   ++ Cost of affiliated investments                         729                 1,677                 20,027                 7,247
  +++ Cost of foreign currency                                --                    --                  4,659                  (136)
 ++++ Premiums received                                   (3,202)              (18,355)                    --                    --
+++++ Premiums received                                       --                    --                    264                    --
   ## Premiums received                                       --                    --                     --                    --
    * Includes market value of securities
         on loan                                              --                    --                 16,423                    --

NET ASSETS:
      Paid-in Capital -- (unlimited
         authorization -- no par value)      $           138,416   $           830,569   $          1,061,197   $           336,777
      Undistributed (distributions in
         excess of) net investment income                   (959)              (16,975)                13,782                 9,457
      Accumulated net realized gain (loss)
         on investments, option contracts,
         swaptions, futures, securities
         sold short, swap contracts and
         foreign currency                                 (5,579)               13,320                (10,041)               (1,093)
      Net unrealized appreciation
         (depreciation) on investments,
         securities sold short, option
         contracts and swaptions                         (17,089)              (66,426)                   355                14,344
      Net unrealized appreciation
         (depreciation) on futures
         contracts                                            16                  (419)                    69                 2,034
      Net unrealized appreciation
         (depreciation) on swap contracts                    949                34,903                 (1,911)                   --
      Net unrealized appreciation
         (depreciation) on forward
         foreign currency contracts,
         foreign currencies and
         translation of other assets and
         liabilities denominated in
         foreign currencies                                   --                    --                   (960)                  610
      Accumulated foreign capital gains
         tax on appreciated securities                        --                    --                     --                    --
                                             -------------------   -------------------   --------------------   -------------------
      Net Assets                             $           115,754   $           794,972   $          1,062,491   $           362,129
                                             ===================   ===================   ====================   ===================
      Net Asset Value, Offering and
         Redemption Price Per Share
         -- Class A                          $              8.57   $              9.42   $              10.42   $             10.99
                                                 ($115,753,718 /       ($794,972,499 /      ($1,062,490,811 /       ($362,128,799 /
                                              13,514,281 shares)    84,370,523 shares)    102,001,662 shares)    32,951,020 shares)
                                             ===================   ===================   ====================   ===================


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 215

Statements of Operations ($ Thousands)

For the year or period ended May 31, 2008

                                                        LARGE CAP     LARGE CAP
                                           LARGE CAP   DIVERSIFIED   DISCIPLINED
                                              FUND      ALPHA FUND   EQUITY FUND
                                           ---------   -----------   -----------
INVESTMENT INCOME
   Dividends                               $   7,730   $  6,809      $ 119,365
   Dividends from Affiliated
      Investments(1)                             748        703         13,199
   Interest Income                                86      1,159         23,002
   Security Lending Income -- Net                112         --          1,343
   Less: Foreign Taxes Withheld                  (12)       (13)            (6)
                                           ---------   --------      ---------
   Total Investment Income                     8,664      8,658        156,903
                                           ---------   --------      ---------
EXPENSES:
   Investment Advisory Fees                    1,813      1,917         33,123
   Administration Fees                           227        240          4,140
   Trustee Fees                                    5          5             84
   Chief Compliance Officer Fees                   4          4             63
   Custodian/Wire Agent Fees                      23         31            506
   Professional Fees                              12         16            275
   Printing Fees                                   8          9            151
   Registration Fees                               4          7             96
   Interest Expense on Reverse
      Repurchase Agreements                       --         --             --
   Dividend Expense on Short Sales                --      1,104             --
   Interest Expense on Short Sales                --        433             --
   Overdraft Fees                                 --         --             --
   Other Expenses                                 17         23            148
                                           ---------   --------      ---------
   Total Expenses                              2,113      3,789         38,586
                                           ---------   --------      ---------
   Less:
      Waiver of Investment Advisory Fees        (707)      (503)       (18,344)
      Waiver of Administration Fees             (227)      (240)        (4,140)
      Fees Paid Indirectly(1)                    (23)        --             (5)
                                           ---------   --------      ---------
   Net Expenses                                1,156      3,046         16,097
                                           ---------   --------      ---------
   NET INVESTMENT INCOME                       7,508      5,612        140,806
                                           =========   ========      =========
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS:
      Investments                             71,014      2,159(2)    (132,968)(3)
      Affiliated Investments                      --       (258)        (5,696)
      Securities Sold Short                       --    (11,989)            --
      Futures Contracts                       (1,427)   (13,444)      (221,024)
      Written Options                             --        (10)          (175)
      Swap Contracts                              --     (3,165)       (53,112)
      Foreign Currency Transactions               --         --         (2,160)
   NET CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) ON:
      Investments                           (101,184)   (21,570)      (439,362)
      Affiliated Investments                      --     (5,413)      (107,202)
      Securities Sold Short                       --      3,272             --
      Futures Contracts                          776      1,370         14,608
      Swap Contracts                              --        (89)        (1,017)
      Foreign Capital Gains Tax                   --         --             --
      Foreign Currency and Translation
         of Other Assets and Liabilities
         Denominated in Foreign
         Currencies                               --         --         (1,384)
                                           ---------   --------      ---------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                      $ (23,313)  $(43,525)     $(808,686)
                                           =========   ========      =========

(1)  See Note 3 in the Notes to the Financial Statements.

(2) Includes realized loss of $(2,046) ($Thousands) due to in-kind redemptions (see Note 8).

(3) Includes realized loss of $(32,482) ($Thousands) due to in-kind redemptions (see Note 8).

     Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.


     216 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                           LARGE CAP                SMALL/MID    INTERNATIONAL   WORLD EQUITY
                                             INDEX     SMALL CAP       CAP           EQUITY          EX-US
                                              FUND        FUND     EQUITY FUND        FUND           FUND
                                           ---------   ---------   -----------   -------------   ------------
INVESTMENT INCOME
   Dividends                               $  7,342    $  19,344    $  24,210      $  45,076       $ 72,098
   Dividends from Affiliated
      Investments(1)                            379        2,632        3,463          1,022          3,852
   Interest Income                               25          407          258          8,664         14,634
   Security Lending Income -- Net               128        2,877        3,013          1,858          1,313
   Less: Foreign Taxes Withheld                  (1)        (513)        (304)        (3,710)        (6,578)
                                           --------    ---------    ---------      ---------       --------
   Total Investment Income                    7,873       24,747       30,640         52,910         85,319
                                           --------    ---------    ---------      ---------       --------
EXPENSES:
   Investment Advisory Fees                     660       12,154       13,694          7,882         14,924
   Administration Fees                          194          935        1,053            780          1,357
   Trustee Fees                                   4           20           21             17             26
   Chief Compliance Officer Fees                  3           15           16              8             15
   Custodian/Wire Agent Fees                     23          114          139            455          1,167
   Professional Fees                             12           57           72             46            100
   Printing Fees                                  7           33           38             27             52
   Registration Fees                              2           16           35              6             50
   Interest Expense on Reverse
      Repurchase Agreements                      --           --           --            143             --
   Dividend Expense on Short Sales               --           --           --             --             --
   Interest Expense on Short Sales               --           --           --             --             --
   Overdraft Fees                                --           --           --            112            132
   Other Expenses                                16           48           46            159            223
                                           --------    ---------    ---------      ---------       --------
   Total Expenses                               921       13,392       15,114          9,635         18,046
                                           --------    ---------    ---------      ---------       --------
   Less:
      Waiver of Investment Advisory Fees       (495)      (2,360)      (3,518)        (2,517)        (1,124)
      Waiver of Administration Fees            (194)        (935)      (1,053)          (780)        (1,357)
      Fees Paid Indirectly(1)                    --         (308)        (293)           (77)           (82)
                                           --------    ---------    ---------      ---------       --------
   Net Expenses                                 232        9,789       10,250          6,261         15,483
                                           --------    ---------    ---------      ---------       --------
   NET INVESTMENT INCOME                      7,641       14,958       20,390         46,649         69,836
                                           ========    =========    =========      =========       ========
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS:
      Investments                             7,699       31,385      (77,275)        95,579         21,925
      Affiliated Investments                      1           --           --             --             --
      Securities Sold Short                      --           --           --             --             --
      Futures Contracts                      (1,097)      (3,744)      (7,252)       (25,187)       (59,524)
      Written Options                            --           --           --              4              6
      Swap Contracts                             --           --           --        (34,003)       (66,470)
      Foreign Currency Transactions              --         (186)        (187)        14,358         27,205
   NET CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) ON:
      Investments                           (38,674)    (326,544)    (206,186)      (191,333)       (49,527)
      Affiliated Investments                    (22)          --           --             --             --
      Securities Sold Short                      --           --           --             --             --
      Futures Contracts                         (31)       4,648        1,784         (1,141)        15,806
      Swap Contracts                             --           --           --          4,794          9,312
      Foreign Capital Gains Tax                  --           --           --             31              7
      Foreign Currency and Translation
         of Other Assets and Liabilities
         Denominated in Foreign
         Currencies                              --           (9)          (9)        (1,243)        (2,194)
                                           --------    ---------    ---------      ---------       --------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                      $(24,483)   $(279,492)   $(268,735)     $ (91,492)      $(33,618)
                                           ========    =========    =========      =========       ========


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 217

Statements of Operations ($ Thousands)

For the year or period ended May 31, 2008

                                                                        ENHANCED
                                                                         LIBOR       CORE FIXED   HIGH YIELD
                                                                     OPPORTUNITIES     INCOME        BOND
                                                                          FUND          FUND         FUND
                                                                     -------------   ----------   ----------
INVESTMENT INCOME
   Dividends                                                           $     14      $     609    $   7,109
   Dividends from Affiliated Investments(1)                                 754          5,256        3,131
   Interest Income                                                        9,140        331,894      107,861
   Security Lending Income -- Net                                            --          6,351        1,228
   Less: Foreign Taxes Withheld                                              --           (240)          --
                                                                       --------      ---------    ---------
   Total Investment Income                                                9,908        343,870      119,329
                                                                       --------      ---------    ---------
EXPENSES:
   Investment Advisory Fees                                                 916         18,814        6,489
   Administration Fees                                                      102          3,136          665
   Trustee Fees                                                               2             64           13
   Chief Compliance Officer Fees                                              1             42           10
   Custodian/Wire Agent Fees                                                 14            399           82
   Professional Fees                                                          7            199           44
   Printing Fees                                                              4            111           24
   Registration Fees                                                          5             43           16
   Overdraft Fees                                                            --             --           --
   Other Expenses                                                            67            249           15
                                                                       --------      ---------    ---------
   Total Expenses                                                         1,118         23,057        7,358
                                                                       --------      ---------    ---------
   Less:
      Waiver of Investment Advisory Fees                                   (154)       (11,139)      (2,036)
      Waiver of Administration Fees                                        (102)        (3,136)        (665)
                                                                       --------      ---------    ---------
   Net Expenses                                                             862          8,782        4,657
                                                                       --------      ---------    ---------
   NET INVESTMENT INCOME                                                  9,046        335,088      114,672
                                                                       ========      =========    =========
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Investments                                                        (2,157)        98,476      (29,320)
      Futures Contracts                                                  (1,780)        24,752           --
      Written Options                                                        --          7,344           --
      Written Swaptions                                                      --         (2,885)          --
      Swap Contracts                                                       (813)         7,090           --
      Foreign Currency Transactions                                        (576)        (3,150)          --
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
      Investments                                                       (10,545)      (112,020)    (117,173)
      Affiliated Investments                                             (5,762)            --           --
      Futures Contracts                                                     (57)         2,245           --
      Written Options                                                        --            267           --
      Written Swaptions                                                      --         (1,347)          --
      Swap Contracts                                                        128        (39,417)          --
      Foreign Currency and Translation of Other Assets
         and Liabilities Denominated in Foreign Currencies                 (634)         1,196           --
                                                                       --------      ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(13,150)     $ 317,639    $ (31,821)
                                                                       ========      =========    =========

(1)  See Note 3 in the Notes to the Financial Statements.

Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.


     218 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                       LONG     EXTENDED    EMERGING   REAL RETURN
                                                                     DURATION   DURATION    MARKETS        PLUS
                                                                       FUND       FUND     DEBT FUND       FUND
                                                                     --------   --------   ---------   -----------
INVESTMENT INCOME
   Dividends                                                         $     62   $     --   $     --    $     --
   Dividends from Affiliated Investments(1)                                95        415         --         339
   Interest Income                                                      9,016     34,829     68,610      17,526
   Security Lending Income -- Net                                          --         --        241          --
   Less: Foreign Taxes Withheld                                            --         --         --          --
                                                                     --------   --------   --------    --------
   Total Investment Income                                              9,173     35,244     68,851      17,865
                                                                     --------   --------   --------    --------
EXPENSES:
   Investment Advisory Fees                                               486      2,040      8,136       2,163
   Administration Fees                                                     81        340        479         154
   Trustee Fees                                                             2          6          9           3
   Chief Compliance Officer Fees                                            1         --          5           2
   Custodian/Wire Agent Fees                                                9         47         94          24
   Professional Fees                                                        5         24         33          11
   Printing Fees                                                            3         12         18           6
   Registration Fees                                                        1         14         13           5
   Overdraft Fees                                                          --         --         28           9
   Other Expenses                                                          46         94         98          12
                                                                     --------   --------   --------    --------
   Total Expenses                                                         634      2,577      8,913       2,389
                                                                     --------   --------   --------    --------
   Less:
      Waiver of Investment Advisory Fees                                 (229)      (878)    (3,141)       (916)
      Waiver of Administration Fees                                       (81)      (340)      (479)       (154)
                                                                     --------   --------   --------    --------
   Net Expenses                                                           324      1,359      5,293       1,319
                                                                     --------   --------   --------    --------
   NET INVESTMENT INCOME                                                8,849     33,885     63,558      16,546
                                                                     ========   ========   ========    ========
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Investments                                                      (4,374)    (2,920)    (5,241)      1,557
      Futures Contracts                                                   138         79        (12)       (863)
      Written Options                                                      --         --         --          --
      Written Swaptions                                                    (2)        --         --          --
      Swap Contracts                                                    4,511     19,509      1,377          --
      Foreign Currency Transactions                                        --         --      5,991         646
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
      Investments                                                     (16,494)   (65,344)   (27,636)     17,029
      Affiliated Investments                                               --         --         --          --
      Futures Contracts                                                    19       (420)       (92)      2,193
      Written Options                                                      --         --        264          --
      Written Swaptions                                                    --         --         --          --
      Swap Contracts                                                    5,592     64,610     (4,049)         --
      Foreign Currency and Translation of Other Assets
         and Liabilities Denominated in Foreign Currencies                 --         --     (1,535)       (368)
                                                                     --------   --------   --------    --------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ (1,761)  $ 49,399   $ 32,625    $ 36,740
                                                                     ========   ========   ========    ========


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 219

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

                                                                                       LARGE CAP
                                                                                      DIVERSIFIED
                                                           LARGE CAP FUND              ALPHA FUND
                                                       ---------------------    ------------------------
                                                          2008        2007         2008           2007
                                                       ---------   ---------    ---------      ---------
OPERATIONS:
   Net Investment Income                               $   7,508   $  11,622    $   5,612      $   5,405
   Net Realized Gain (Loss) from Investments,
      Affiliated Investments, Securities Sold Short,
      Written Options, Futures Contracts and
      Swap Contracts                                      69,587      50,321      (26,707)(4)      7,794
   Net Realized Gain (Loss) on Foreign Currency
      Transactions                                            --          --           --             --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Affiliated
      Investments, Securities Sold Short, Written
      Options, Futures Contracts and Swap Contracts     (100,408)     85,156      (22,430)        53,897
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currency
      Transactions                                            --          --           --             --
                                                       ---------   ---------    ---------      ---------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                          (23,313)    147,099      (43,525)        67,096
                                                       ---------   ---------    ---------      ---------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                             (8,626)    (12,254)      (7,084)        (4,339)
   Net Realized Gains:
      Class A                                                 --          --      (21,162)        (2,260)
                                                       ---------   ---------    ---------      ---------
   Total Dividends and Distributions                      (8,626)    (12,254)     (28,246)        (6,599)
                                                       ---------   ---------    ---------      ---------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
      Proceeds from Shares Issued                         24,208      23,377      262,224        362,896(2)
      Reinvestment of Dividends & Distributions            8,602      12,156       25,898          5,620
      Cost of Shares Redeemed                           (333,709)   (277,601)    (117,944)(3)   (114,105)
                                                       ---------   ---------    ---------      ---------
   Increase (Decrease) in Net Assets Derived
      from Class A Transactions                         (300,899)   (242,068)     170,178        254,411
                                                       ---------   ---------    ---------      ---------
   Net Increase (Decrease) in Net Assets                (332,838)   (107,223)      98,407        314,908
                                                       ---------   ---------    ---------      ---------
NET ASSETS:
   BEGINNING OF YEAR                                     693,994     801,217      453,954        139,046
                                                       ---------   ---------    ---------      ---------
   END OF YEAR                                         $ 361,156   $ 693,994    $ 552,361      $ 453,954
                                                       =========   =========    =========      =========
   Undistributed (Distribution in Excess of)
      Net Investment Income Included in
      Net Assets at Period End                         $     968   $   2,077    $    (861)     $   1,914
                                                       =========   =========    =========      =========

(1)  See Note 4 in the Notes to Financial Statements for additional information.

(2) Includes subscriptions as a result of an in-kind transfers of securities (see Note 8).

(3)  Includes redemptions as a result of in-kind transfer of securities (see
     Note 8).

(4) Includes realized loss of $(2,669) ($ Thousands) due to in-kind redemptions (see Note 8).

(5) Includes realized loss of $(63,427) ($ Thousands) due to in-kind redemptions (see Note 8).

Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.


     220 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                               LARGE CAP
                                                              DISCIPLINED                  LARGE CAP
                                                              EQUITY FUND                  INDEX FUND            SMALL CAP FUND
                                                      ----------------------------    -------------------   -----------------------
                                                          2008             2007         2008       2007        2008         2007
                                                      -----------      -----------    --------   --------   ----------   ----------
OPERATIONS:
   Net Investment Income                              $   140,806      $   155,602    $  7,641   $  7,154   $   14,958   $   13,203
   Net Realized Gain (Loss) from Investments,
      Affiliated Investments, Securities Sold Short,
      Written Options, Futures Contracts and
      Swap Contracts                                     (412,975)(5)      321,815       6,603      3,785       27,641      188,753
   Net Realized Gain (Loss) on Foreign Currency
      Transactions                                         (2,160)              66          --         --         (186)         (16)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Affiliated
      Investments, Securities Sold Short, Written
      Options, Futures Contracts and Swap Contracts      (532,973)         897,982     (38,727)    68,328     (321,896)     174,796
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currency
      Transactions                                         (1,384)           1,086          --         --           (9)          --
                                                      -----------      -----------    --------   --------   ----------   ----------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                          (808,686)       1,376,551     (24,483)    79,267     (279,492)     376,736
                                                      -----------      -----------    --------   --------   ----------   ----------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                            (154,202)        (145,402)     (7,735)    (7,315)     (15,664)     (15,831)
   Net Realized Gains:
      Class A                                            (470,491)        (224,544)    (10,331)    (2,519)    (219,331)    (234,693)
                                                      -----------      -----------    --------   --------   ----------   ----------
   Total Dividends and Distributions                     (624,693)        (369,946)    (18,066)    (9,834)    (234,995)    (250,524)
                                                      -----------      -----------    --------   --------   ----------   ----------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
      Proceeds from Shares Issued                       3,092,387(2)     2,619,199(2)   48,887     34,661      162,821      231,295
      Reinvestment of Dividends & Distributions           618,766          366,050      16,951      9,512      223,813      240,779
      Cost of Shares Redeemed                          (1,343,644)(3)   (1,097,058)    (53,349)   (63,757)    (189,304)    (412,567)
                                                      -----------      -----------    --------   --------   ----------   ----------
   Increase (Decrease) in Net Assets Derived
      from Class A Transactions                         2,367,509        1,888,191      12,489    (19,584)     197,330       59,507
                                                      -----------      -----------    --------   --------   ----------   ----------
   Net Increase (Decrease) in Net Assets                  934,130        2,894,796     (30,060)    49,849     (317,157)     185,719
                                                      -----------      -----------    --------   --------   ----------   ----------
NET ASSETS:
   BEGINNING OF YEAR                                    7,833,212        4,938,416     416,933    367,084    2,136,857    1,951,138
                                                      -----------      -----------    --------   --------   ----------   ----------
   END OF YEAR                                        $ 8,767,342      $ 7,833,212    $386,873   $416,933   $1,819,700   $2,136,857
                                                      ===========      ===========    ========   ========   ==========   ==========
   Undistributed (Distribution in Excess of)
      Net Investment Income Included in
      Net Assets at Period End                        $   (14,517)     $    34,310    $  1,244   $  1,304   $   11,553   $    1,444
                                                      ===========      ===========    ========   ========   ==========   ==========


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 221

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

                                                                SMALL/MID CAP            INTERNATIONAL
                                                                  EQUITY FUND             EQUITY FUND
                                                         ------------------------   -----------------------
                                                            2008          2007         2008         2007
                                                         ----------    ----------   ----------   ----------
OPERATIONS:
   Net Investment Income                                 $   20,390    $   12,692   $   46,649   $   47,236
   Net Realized Gain (Loss) from Investments,
      Affiliated Investments, Written Options,
      Written Swaptions, Futures Contracts and
      Swap Contracts                                        (84,527)       99,347       36,393      305,493
   Net Realized Gain (Loss) on Foreign Currency
      Transactions                                             (187)          (20)      14,358        3,562
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Affiliated
      Investments, Written Options, Written Swaptions,
      Futures Contracts and Swap Contracts                 (204,402)      205,137     (187,680)      85,082
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Capital Gains Tax                --            --           31            7
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currency
      Transactions                                               (9)            1       (1,243)       1,119
                                                         ----------    ----------   ----------   ----------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                            (268,735)      317,157      (91,492)     442,499
                                                         ----------    ----------   ----------   ----------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                               (20,152)      (13,728)     (56,937)     (69,089)
   Net Realized Gains:
      Class A                                              (138,055)     (114,066)    (230,342)    (315,688)
                                                         ----------    ----------   ----------   ----------
   Total Dividends and Distributions                       (158,207)     (127,794)    (287,279)    (384,777)
                                                         ----------    ----------   ----------   ----------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
      Proceeds from Shares Issued                         1,097,100(2)    550,115      173,293      181,985
      Reinvestment of Dividends & Distributions             157,300       126,672      279,171      375,674
      Cost of Shares Redeemed                              (320,148)     (217,044)    (411,365)    (481,732)
                                                         ----------    ----------   ----------   ----------
      Increase in Net Assets Derived from
        Class A Transactions                                934,252       459,743       41,099       75,927
                                                         ----------    ----------   ----------   ----------
   Net Increase (Decrease) in Net Assets                    507,310       649,106     (337,672)     133,649
                                                         ----------    ----------   ----------   ----------
NET ASSETS:
   BEGINNING OF PERIOD                                    1,865,746     1,216,640    1,790,634    1,656,985
                                                         ----------    ----------   ----------   ----------
   END OF PERIOD                                         $2,373,056    $1,865,746   $1,452,962   $1,790,634
                                                         ==========    ==========   ==========   ==========
   Undistributed (Distribution in Excess of) Net
      Investment Income Included in Net Assets at
      Period End                                         $   11,316    $    1,671   $    6,492   $   24,835
                                                         ==========    ==========   ==========   ==========

(1)  See Note 4 in the Notes to Financial Statements for additional information.

(2) Includes subscriptions as a result of an in-kind transfers of securities (see Note 8).

(3)  Commenced operations on December 14, 2006.

Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.


     222 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                                         ENHANCED
                                                               WORLD EQUITY        LIBOR OPPORTUNITIES           CORE FIXED
                                                                EX-US FUND               FUND(3)                INCOME FUND
                                                         -----------------------   -------------------   -------------------------
                                                            2008         2007        2008       2007         2008          2007
                                                         ----------   ----------   --------   --------   -----------   -----------
OPERATIONS:
   Net Investment Income                                 $   69,836   $   35,124   $  9,046   $  2,980   $   335,088   $   280,099
   Net Realized Gain (Loss) from Investments,
      Affiliated Investments, Written Options,
      Written Swaptions, Futures Contracts and
      Swap Contracts                                       (104,063)     128,944     (4,750)       233       134,777        25,217
   Net Realized Gain (Loss) on Foreign Currency
      Transactions                                           27,205        4,070       (576)        25        (3,150)         (433)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Affiliated
      Investments, Written Options, Written Swaptions,
      Futures Contracts and Swap Contracts                  (24,409)     241,964    (16,236)      (165)     (150,272)       37,677
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Capital Gains Tax                 7         (253)        --         --            --            --
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currency
      Transactions                                           (2,194)       2,091       (634)       320         1,196           273
                                                         ----------   ----------   --------   --------   -----------   -----------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                             (33,618)     411,940    (13,150)     3,393       317,639       342,833
                                                         ----------   ----------   --------   --------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                               (73,619)     (36,280)    (8,559)    (1,709)     (336,849)     (279,194)
   Net Realized Gains:
      Class A                                              (156,358)     (55,011)      (268)        --            --            --
                                                         ----------   ----------   --------   --------   -----------   -----------
   Total Dividends and Distributions                       (229,977)     (91,291)    (8,827)    (1,709)     (336,849)     (279,194)
                                                         ----------   ----------   --------   --------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
      Proceeds from Shares Issued                         1,644,345    1,005,592    179,865    122,922     1,887,634     2,013,899
      Reinvestment of Dividends & Distributions             229,316       90,953      8,806      1,709       329,184       272,084
      Cost of Shares Redeemed                              (361,960)    (272,762)   (45,744)    (2,885)   (1,942,287)   (1,101,898)
                                                         ----------   ----------   --------   --------   -----------   -----------
      Increase in Net Assets Derived from
         Class A Transactions                             1,511,701      823,783    142,927    121,746       274,531     1,184,085
                                                         ----------   ----------   --------   --------   -----------   -----------
   Net Increase (Decrease) in Net Assets                  1,248,106    1,144,432    120,950    123,430       255,321     1,247,724
                                                         ----------   ----------   --------   --------   -----------   -----------
NET ASSETS:
   BEGINNING OF PERIOD                                    2,053,014      908,582    123,430         --     5,894,127     4,646,403
                                                         ----------   ----------   --------   --------   -----------   -----------
   END OF PERIOD                                         $3,301,120   $2,053,014   $244,380   $123,430   $ 6,149,448   $ 5,894,127
                                                         ==========   ==========   ========   ========   ===========   ===========
   Undistributed (Distribution in Excess of) Net
      Investment Income Included in Net Assets at
      Period End                                         $     (635)  $   25,183   $  1,087   $  1,322   $    (2,489)  $       179
                                                         ==========   ==========   ========   ========   ===========   ===========


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 223

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

                                                         HIGH YIELD             LONG DURATION
                                                         BOND FUND                  FUND
                                                  -----------------------   --------------------
                                                     2008         2007        2008        2007
                                                  ----------   ----------   --------    --------
OPERATIONS:
   Net Investment Income                          $  114,672   $   84,378   $  8,849    $  9,817
   Net Realized Gain (Loss) from Investments,
      Affiliated Investments, Written Options,
      Futures Contracts and Swap Contracts           (29,320)       5,596        273      (3,977)
   Net Realized Gain (Loss) on Foreign Currency
      Transactions                                        --           --         --          --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Affiliated
      Investments, Written Options, Futures
      Contracts and Swap Contracts                  (117,173)      27,837    (10,883)      6,742
   Net Change in Unrealized Appreciation
      on Foreign Currency Transactions                    --           --         --          --
                                                  ----------   ----------   --------    --------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                      (31,821)     117,811     (1,761)     12,582
                                                  ----------   ----------   --------    --------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                       (114,928)     (84,450)    (9,372)     (9,267)
   Net Realized Gains:
      Class A                                        (12,235)      (5,174)        --          --
                                                  ----------   ----------   --------    --------
   Total Dividends and Distributions                (127,163)     (89,624)    (9,372)     (9,267)
                                                  ----------   ----------   --------    --------
   CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
      Proceeds from Shares Issued                    389,605      398,488     16,563      10,523
      Reinvestment of Dividends & Distributions      125,115       87,670      9,335       9,267
      Cost of Shares Redeemed                       (197,801)    (134,792)   (83,627)     (3,813)
                                                  ----------   ----------   --------    --------
   Increase (Decrease) in Net Assets Derived
      from Class A Transactions                      316,919      351,366    (57,729)     15,977
                                                  ----------   ----------   --------    --------
   Net Increase (Decrease) in Net Assets             157,935      379,553    (68,862)     19,292
                                                  ----------   ----------   --------    --------
NET ASSETS:
   BEGINNING OF PERIOD                             1,241,924      862,371    184,616     165,324
                                                  ----------   ----------   --------    --------
   END OF PERIOD                                  $1,399,859   $1,241,924   $115,754    $184,616
                                                  ==========   ==========   ========    ========
   Undistributed (Distribution in Excess of)
      Net Investment Income Included in
      Net Assets at Period End                    $   (6,220)  $      283   $   (959)  $ (1,039)
                                                  ==========   ==========   ========    ========

(1)  See Note 4 in the Notes to Financial Statements for additional information.

(2)  Commenced operations on December 14, 2006.

Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.


     224 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                          EXTENDED              EMERGING MARKETS            REAL RETURN
                                                       DURATION FUND                DEBT FUND               PLUS FUND(2)
                                                   ---------------------     ----------------------   --------------------
                                                      2008        2007          2008         2007        2008       2007
                                                   ---------    --------     ----------   ---------   ---------   --------
OPERATIONS:
   Net Investment Income                           $  33,885    $ 16,483     $   63,558   $  38,506   $  16,546   $  4,565
   Net Realized Gain (Loss) from Investments,
      Affiliated Investments, Written Options,
      Futures Contracts and Swap Contracts            16,668      (6,977)        (3,876)      9,694         694        988
   Net Realized Gain (Loss) on Foreign Currency
      Transactions                                        --          --          5,991       1,815         646        (16)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Affiliated
      Investments, Written Options, Futures
      Contracts and Swap Contracts                    (1,154)      3,317        (31,513)     46,646      19,222     (2,844)
   Net Change in Unrealized Appreciation
      on Foreign Currency Transactions                    --          --         (1,535)         89        (368)       978
                                                   ---------    --------     ----------   ---------   ---------   --------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                       49,399      12,823         32,625      96,750      36,740      3,671
                                                   ---------    --------     ----------   ---------   ---------   --------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                        (42,570)    (14,980)       (67,527)    (36,685)     (9,863)    (2,421)
   Net Realized Gains:
      Class A                                             --       --           (10,109)     (4,938)     (2,775)        --
                                                   ---------    --------     ----------   ---------   ---------   --------
   Total Dividends and Distributions                 (42,570)    (14,980)       (77,636)    (41,623)    (12,638)    (2,421)
                                                   ---------    --------     ----------   ---------   ---------   --------
   CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
      Proceeds from Shares Issued                    546,477     151,838        345,931     291,823     232,500    228,504
      Reinvestment of Dividends & Distributions       42,570      14,980         76,551      40,676      12,638      2,422
      Cost of Shares Redeemed                       (171,571)    (16,917)      (119,016)    (63,398)   (128,642)   (10,645)
                                                   ---------    --------     ----------   ---------   ---------   --------
   Increase (Decrease) in Net Assets Derived
      from Class A Transactions                      417,476     149,901        303,466     269,101     116,496    220,281
                                                   ---------    --------     ----------   ---------   ---------   --------
   Net Increase (Decrease) in Net Assets             424,305     147,744        258,455     324,228     140,598    221,531
                                                   ---------    --------     ----------   ---------   ---------   --------
NET ASSETS:
   BEGINNING OF PERIOD                               370,667     222,923        804,036     479,808     221,531         --
                                                   ---------    --------     ----------   ---------   ---------   --------
   END OF PERIOD                                   $ 794,972    $370,667     $1,062,491   $ 804,036   $ 362,129   $221,531
                                                   =========    ========     ==========   =========   =========   ========
   Undistributed (Distribution in Excess of)
      Net Investment Income Included in
      Net Assets at Period End                     $(16,975)  $ (2,645)      $   13,782   $   8,879   $   9,457   $  2,128
                                                   =========    ========     ==========   =========   =========   ========


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 225

Financial Highlights

For the years or periods ended May 31,
For a share outstanding throughout each period

                                      Net
                                   Realized
                                      and
                                  Unrealized                        Distributions                 Net            Net Assets
             Net Asset               Gains                Dividends      from         Total      Asset             End of
               Value,      Net     (Losses)      Total    from Net     Realized     Dividends    Value,            Period
             Beginning Investment     on         from    Investment    Capital         and       End of  Total       ($
             of Period   Income   Securities  Operations   Income       Gains     Distributions  Period Return+  Thousands)
             --------- ---------- ----------  ---------- ---------- ------------- -------------  ------ -------  ----------
LARGE CAP FUND
Class A
   2008       $ 20.31    $0.32(4) $ (1.52)(4)   $(1.20)    $(0.36)     $   --         $(0.36)   $ 18.75  (5.95)% $  361,156
   2007         16.93     0.28(4)    3.40(4)      3.68      (0.30)         --          (0.30)     20.31  21.97      693,994
   2006         15.53     0.24(4)    1.44(4)      1.68      (0.28)         --          (0.28)     16.93  10.87      801,217
   2005         14.47     0.25(4)    1.05(4)      1.30      (0.24)         --          (0.24)     15.53   9.02    1,751,751
   2004         12.41     0.18(4)    2.09(4)      2.27      (0.21)         --          (0.21)     14.47  18.37    1,787,850
LARGE CAP DIVERSIFIED ALPHA FUND
Class A
   2008       $ 11.94    $0.13(4) $ (1.15)(4)   $(1.02)    $(0.17)     $(0.52)        $(0.69)   $ 10.23  (8.80)% $  552,361
   2007          9.94     0.19(4)    2.04(4)      2.23      (0.16)      (0.07)         (0.23)     11.94  22.64      453,954
   2006(2)      10.00     0.04(4)   (0.09)(4)    (0.05)     (0.01)         --          (0.01)      9.94  (0.49)     139,046
LARGE CAP DISCIPLINED EQUITY FUND
Class A
   2008       $ 14.38    $0.22(4) $ (1.54)(4)   $(1.32)    $(0.25)     $(0.74)        $(0.99)   $ 12.07  (9.57)% $8,767,342
   2007++       12.36     0.51(4)    2.27(4)      2.78      (0.30)      (0.46)         (0.76)     14.38  23.15    7,833,212
   2006++       12.05     0.26(4)    0.85(4)      1.11      (0.22)      (0.58)         (0.80)     12.36   9.33    4,938,416
   2005++       11.18     0.20(4)    0.94(4)      1.14      (0.18)      (0.09)         (0.27)     12.05  10.26    3,531,361
   2004(1)      10.00     0.07(4)    1.25(4)      1.32      (0.06)      (0.08)         (0.14)     11.18  13.23    2,285,041
LARGE CAP INDEX FUND
Class A
   2008       $135.30    $2.47(4) $(10.72)(4)   $(8.25)    $(2.52)     $(3.51)        $(6.03)   $121.02  (6.25)% $  386,873
   2007        113.02     2.29(4)   23.15(4)     25.44      (2.33)      (0.83)         (3.16)    135.30  22.87      416,933
   2006        106.24     2.06(4)    7.77(4)      9.83      (1.94)      (1.11)         (3.05)    113.02   9.34      367,084
   2005         99.12     1.93(4)    7.20(4)      9.13      (1.82)      (0.19)         (2.01)    106.24   9.29      320,703
   2004+++      84.90     1.50(4)   14.28(4)     15.78      (1.37)      (0.19)         (1.56)     99.12  18.71      284,711
SMALL CAP FUND
Class A
   2008       $ 16.44    $0.11(4) $ (2.26)(4)   $(2.15)    $(0.12)     $(1.75)        $(1.87)   $ 12.42 (13.58)% $1,819,700
   2007         15.52     0.10(4)    2.85(4)      2.95      (0.12)      (1.91)         (2.03)     16.44  20.32    2,136,857
   2006         14.27     0.07(4)    2.55(4)      2.62      (0.06)      (1.31)         (1.37)     15.52  18.93    1,951,138
   2005         14.70     0.07(4)    1.38(4)      1.45      (0.05)      (1.83)         (1.88)     14.27   9.81    1,610,876
   2004         11.60     0.06(4)    3.59(4)      3.65      (0.07)      (0.48)         (0.55)     14.70  31.76    1,309,254
SMALL/MID CAP EQUITY FUND
Class A
   2008       $ 14.95    $0.12(4) $ (1.91)(4)   $(1.79)    $(0.12)     $(0.82)        $(0.94)   $ 12.22 (12.14)% $2,373,056
   2007++       13.38     0.19(4)    2.57(4)      2.76      (0.13)      (1.06)         (1.19)     14.95  21.60    1,865,746
   2006++       11.96     0.09(4)    1.97(4)      2.06      (0.08)      (0.56)         (0.64)     13.38  17.51    1,216,640
   2005++       10.70     0.05(4)    1.38(4)      1.43      (0.05)      (0.12)         (0.17)     11.96  13.38      768,897
   2004(3)++    10.00     0.02(4)    0.69(4)      0.71      (0.01)         --          (0.01)     10.70   7.15      423,768

                             Ratio of
                             Expenses     Ratio of
                            to Average    Expenses
                            Net Assets   to Average
                            (Excluding   Net Assets  Ratio of Net
             Ratio of Net   Fees Paid    (Excluding   Investment
               Expenses     Indirectly    Fees Paid     Income    Portfolio
              to Average  and Including  Indirectly   to Average   Turnover
              Net Assets     Waivers)   and Waivers)  Net Assets    Rate+
             ------------ ------------- ------------ ------------ ---------
LARGE CAP FUND
Class A
   2008          0.26%         0.26%        0.47%        1.66%        57%
   2007          0.26          0.26         0.46         1.57         47
   2006          0.25          0.26         0.48         1.47        103
   2005          0.26          0.26         0.47         1.67         43
   2004          0.26          0.26         0.48         1.34        109
LARGE CAP DIVERSIFIED ALPHA FUND
Class A
   2008          0.64%*        0.64%*       0.79%        1.17%        77%
   2007          0.62*         0.62*        0.74         1.77        132
   2006(2)       0.45*         0.45*        0.66         1.70         47
LARGE CAP DISCIPLINED EQUITY FUND
Class A
   2008          0.19%         0.19%        0.47%        1.70%       111%
   2007++        0.23(5)       0.23(5)      0.47(5)      2.43        135
   2006++        0.24          0.24         0.47         2.10        140
   2005++        0.31          0.31         0.47         1.69         71
   2004(1)       0.33          0.33         0.47         1.33         67
LARGE CAP INDEX FUND
Class A
   2008          0.06%         0.06%        0.24%        1.97%        14%
   2007          0.06          0.06         0.24         1.88         10
   2006          0.08          0.08         0.24         1.84         20
   2005          0.13          0.13         0.24         1.89          8
   2004+++       0.16          0.16         0.24         1.58          6
SMALL CAP FUND
Class A
   2008          0.52%         0.54%        0.72%        0.80%        99%
   2007          0.52          0.54         0.72         0.67         92
   2006          0.52          0.54         0.72         0.44        119
   2005          0.54          0.54         0.72         0.46         94
   2004          0.54          0.54         0.72         0.45        135
SMALL/MID CAP EQUITY FUND
Class A
   2008          0.49%         0.50%        0.72%        0.97%        95%
   2007++        0.48          0.50         0.72         0.85        104
   2006++        0.50          0.53         0.72         0.69        123
   2005++        0.62          0.62         0.72         0.47         98
   2004(3)++     0.65          0.65         0.73         0.45         51

* The expense ratio includes dividend and interest expenses on short sales. Had these expenses been excluded,the ratios would have been 0.32% for the period ended May 31, 2008 and 0.35% and 0.34% for 2007 and 2006, respectively.

+ Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

++ Per share amounts have been adjusted for a 10 to 1 stock split paid to shareholders of record on November 16, 2006.

+++ Per share amounts have been adjusted for a 10 to 1 reverse stock split paid to shareholders of record on November 26, 2003.

(1) Commenced operations on August 28, 2003. All ratios for the period have been annualized.

(2) Commenced operations on February 28, 2006. All ratios for the period have been annualized.

(3) Commenced operations on December 15, 2003. All ratios for the period have been annualized.

(4) Per share net investment income and net realized and unrealized gains(losses) calculated using average shares.

(5) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.22%, 0.22%, and 0.47%, respectively. Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.


     226 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                      Net
                                   Realized
                                      and
                                  Unrealized                        Distributions                 Net            Net Assets
             Net Asset               Gains                Dividends      from         Total      Asset             End of
               Value,      Net     (Losses)      Total    from Net     Realized     Dividends    Value,            Period
             Beginning Investment     on         from    Investment    Capital         and       End of  Total       ($
             of Period   Income   Securities  Operations   Income       Gains     Distributions  Period Return+  Thousands)
             --------- ---------- ----------  ---------- ---------- ------------- -------------  ------ -------  ----------
INTERNATIONAL EQUITY FUND
Class A
   2008        $14.27   $0.37(3)  $(1.05)(3)    $(0.68)    $(0.44)     $(2.03)       $(2.47)     $11.12  (5.52)% $1,452,962
   2007         14.05    0.37(3)    3.12(3)       3.49      (0.50)      (2.77)        (3.27)      14.27  28.00    1,790,634
   2006         11.15    0.29(3)    3.09(3)       3.38      (0.37)      (0.11)        (0.48)      14.05  30.77    1,656,985
   2005         10.06    0.23(3)    1.16(3)       1.39      (0.30)         --         (0.30)      11.15  13.73    1,677,254
   2004          7.76    0.18(3)    2.28(3)       2.46      (0.16)         --         (0.16)      10.06  31.73    1,391,076
WORLD EQUITY EX-US FUND
Class A
   2008        $15.96   $0.38(3)  $(0.51)(3)    $(0.13)    $(0.39)     $(0.88)       $(1.27)     $14.56  (1.14)% $3,301,120
   2007         12.99    0.35(3)    3.47(3)       3.82      (0.33)      (0.52)        (0.85)      15.96  30.29    2,053,014
   2006          9.81    0.27(3)    3.01(3)       3.28      (0.09)      (0.01)        (0.10)      12.99  33.52      908,582
   2005(4)      10.00    0.07(3)   (0.26)(3)     (0.19)    --              --            --        9.81  (1.90)     234,396
ENHANCED LIBOR OPPORTUNITIES FUND
Class A
   2008        $10.14   $0.42(3)  $(1.00)(3)    $(0.58)    $(0.44)     $(0.01)       $(0.45)     $ 9.11  (5.88)% $  244,380
   2007(7)      10.00    0.27(3)    0.03(3)       0.30      (0.16)         --         (0.16)      10.14   3.02      123,430
CORE FIXED INCOME FUND
Class A
   2008        $ 9.99   $0.54(3)  $(0.04)(3)    $ 0.50     $(0.54)     $   --        $(0.54)     $ 9.95   5.10%  $6,149,448
   2007          9.84    0.53(3)    0.14(3)       0.67      (0.52)         --         (0.52)       9.99   6.95    5,894,127
   2006         10.34    0.47(3)   (0.48)(3)     (0.01)     (0.48)      (0.01)        (0.49)       9.84  (0.09)   4,646,403
   2005         10.19    0.41(3)    0.27(3)       0.68      (0.42)      (0.11)        (0.53)      10.34   6.77    4,265,249
   2004         10.61    0.38(3)   (0.26)(3)      0.12      (0.40)      (0.14)        (0.54)      10.19   1.13    3,074,873
HIGH YIELD BOND FUND
Class A
   2008        $10.33   $0.82(3)  $(1.07)(3)    $(0.25)    $(0.82)     $(0.09)       $(0.91)     $ 9.17  (2.36)% $1,399,859
   2007         10.08    0.84(3)    0.30(3)       1.14      (0.84)      (0.05)        (0.89)      10.33  11.81    1,241,924
   2006(2)      10.00    0.40(3)    0.08(3)       0.48      (0.40)         --         (0.40)      10.08   4.85      862,371
LONG DURATION FUND
Class A
   2008        $ 9.52   $0.51(3)  $(0.91)(3)    $(0.40)    $(0.55)     $   --        $(0.55)     $ 8.57  (4.52)% $  115,754
   2007          9.31    0.53(3)    0.18(3)       0.71      (0.50)         --         (0.50)       9.52   7.67      184,616
   2006         10.56    0.46(3)   (1.07)(3)     (0.61)     (0.54)      (0.10)        (0.64)       9.31  (6.08)     165,324
   2005          9.77    0.42(3)    1.03(3)       1.45      (0.54)      (0.12)        (0.66)      10.56  15.26       76,054
   2004(1)      10.00    0.05(3)   (0.23)(3)     (0.18)    (0.05)          --         (0.05)       9.77  (1.78)       6,317
EXTENDED DURATION FUND
Class A
   2008        $ 9.24   $0.49(3)  $ 0.29(3)     $ 0.78     $(0.60)     $   --        $(0.60)     $ 9.42   8.33%  $  794,972
   2007          8.86    0.55(3)    0.32(3)       0.87      (0.49)         --         (0.49)       9.24   9.73      370,667
   2006         11.96    0.48(3)   (2.68)(3)     (2.20)     (0.68)      (0.22)        (0.90)       8.86 (19.24)     222,923
   2005          9.53    0.43(3)    2.84(3)       3.27      (0.84)         --         (0.84)      11.96  35.74      154,779
   2004(1)      10.00    0.05(3)   (0.44)(3)     (0.39)     (0.08)         --         (0.08)       9.53  (3.88)      27,787
EMERGING MARKETS DEBT FUND
Class A
   2008        $10.95   $0.70(3)  $(0.37)(3)    $ 0.33     $(0.75)     $(0.11)       $(0.86)     $10.42   3.24%  $1,062,491
   2007          9.97    0.65(3)    1.03(3)       1.68      (0.62)      (0.08)        (0.70)      10.95  17.40      804,036
   2006(2)      10.00    0.27(3)   (0.17)(3)      0.10      (0.13)         --         (0.13)       9.97   1.00      479,808
REAL RETURN PLUS FUND
Class A
   2008        $10.10   $0.58(3)  $ 0.75(3)     $ 1.33     $(0.34)     $(0.10)       $(0.44)     $10.99  13.30%  $  362,129
   2007(7)      10.00    0.26(3)   (0.03)(3)      0.23      (0.13)         --         (0.13)      10.10   2.29      221,531

                             Ratio of
                             Expenses     Ratio of
                            to Average    Expenses
                            Net Assets   to Average
                            (Excluding   Net Assets  Ratio of Net
             Ratio of Net   Fees Paid    (Excluding   Investment
               Expenses     Indirectly    Fees Paid     Income    Portfolio
              to Average  and Including  Indirectly   to Average   Turnover
              Net Assets     Waivers)   and Waivers)  Net Assets    Rate+
             ------------ ------------- ------------ ------------ ---------
INTERNATIONAL EQUITY FUND
Class A
   2008          0.40%(8)     0.41%(8)      0.62%(8)     2.99%       145%
   2007          0.50(5)      0.50(5)       0.71(5)      2.69        153
   2006          0.36         0.36          0.63         2.30        116
   2005          0.43         0.43          0.58         2.12         48
   2004          0.48         0.48          0.65         1.92         80
WORLD EQUITY EX-US FUND
Class A
   2008          0.57%        0.57%         0.67%        2.58%       153%
   2007          0.71(6)      0.71(6)       0.77(6)      2.45        154
   2006          0.60         0.61          0.76         2.22        104
   2005(4)       0.60         0.60          0.70         4.35         15
ENHANCED LIBOR OPPORTUNITIES FUND
Class A
   2008          0.42%        0.42%         0.55%        4.45%        25%
   2007(7)       0.44         0.44          0.54         5.84         53
CORE FIXED INCOME FUND
Class A
   2008          0.14%        0.14%         0.37%        5.35%       432%
   2007          0.14         0.14          0.37         5.23        428
   2006          0.14         0.14          0.37         4.62        545
   2005          0.15         0.15          0.37         3.94        615
   2004          0.19*        0.19*         0.38         3.62        532
HIGH YIELD BOND FUND
Class A
   2008          0.35%        0.35%         0.55%        8.63%        59%
   2007          0.35         0.35          0.56         8.25         98
   2006(2)       0.35         0.35          0.57         8.15         58
LONG DURATION FUND
Class A
   2008          0.20%        0.20%         0.39%        5.47%        58%
   2007          0.20         0.20          0.38         5.49         97
   2006          0.20         0.20          0.39         4.69        113
   2005          0.20         0.20          0.41         4.05        449
   2004(1)       0.20         0.20          0.57         5.02         31
EXTENDED DURATION FUND
Class A
   2008          0.20%        0.20%         0.38%        4.99%        41%
   2007          0.20         0.20          0.38         5.63        123
   2006          0.20         0.20          0.39         4.64        170
   2005          0.20         0.20          0.41         3.99        379
   2004(1)       0.20         0.20          0.44         5.17         42
EMERGING MARKETS DEBT FUND
Class A
   2008          0.55%        0.55%         0.93%        6.65%        66%
   2007          0.55         0.55          0.94         6.16         89
   2006(2)       0.55         0.55          0.95         5.43         51
REAL RETURN PLUS FUND
Class A
   2008          0.43%        0.43%         0.77%        5.36%        47%
   2007(7)       0.44         0.44          0.78         5.67         18

* The expense ratio includes the litigation fees paid. Had these fees been excluded the ratio would have been 0.18%.

+ Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(1) Commenced operations on April 21, 2004. All ratios for the period have been annualized.

(2) Commenced operations on December 5, 2005. All ratios for the period have been annualized.

(3) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(4) Commenced operations on March 28, 2005. All ratios for the period have been annualized.

(5) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.37%, 0.37%, and 0.59%, respectively.

(6) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.60%, 0.60%, and 0.67%, respectively.

(7) Commenced operations on December 14, 2006. All ratios for the period have been annualized.

(8) The expense ratio includesinterest expenseon reverse repurchase agreements. Hadthisexpensebeen excluded the ratio would have been 0.39%, 0.40%, and 0.61%, respectively. Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 227

Notes to Financial Statements
MAY 31, 2008

1. ORGANIZATION

SEI Institutional Investments Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company currently offering 15 Funds: The Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, International Equity, World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds (each a "Fund," collectively, the "Funds") each of which are diversified Funds with the exception of the Emerging Markets Debt Fund. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objectives, policies, and strategies.

Effective January 2, 2008, the Enhanced Income Fund's name changed to the Enhanced LIBOR Opportunities Fund.

The Board of Trustees approved the registration of the Screened World Equity Ex-US Fund on August 14, 2007. The Screened World Equity Ex-US Fund commenced operations on June 30, 2008.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

USE OF ESTIMATES -- The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected


     228 SEI Institutional Investments Trust / Annual Report / May 31, 2008 indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The International Equity and World Equity Ex-US Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds that hold international securities will value the non-U.S. securities in their fund that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

REPURCHASE AGREEMENTS -- Each Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS -- The Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in an account with the broker. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no reverse repurchase agreements outstanding as of May 31, 2008.

COMPENSATING BALANCES -- Funds with cash overdrafts in excess of $100,000 are required to leave 112% in compensating balances with U.S. Bank NA, the custodian of the Trust, on the following day. Funds with positive cash balances in excess of $100,000 are allowed to overdraw 90% of the balance with U.S. Bank NA on the following day.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 229

MAY 31, 2008

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Large Cap Disciplined Equity, Small Cap, Small/Mid Cap Equity, International Equity, World Equity Ex-US, Enhanced Income, Core Fixed Income, Emerging Markets Debt and Real Return Plus Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or Statement of Assets and Liabilities.

FUTURES CONTRACTS -- Each of the Funds with the exception of the High Yield Bond Fund utilized futures contracts during the year ended May 31, 2008. The Funds' investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Core Fixed Income Fund's use of futures contracts is primarily for tactical hedging purposes. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or Statement of Assets and Liabilities.

OPTIONS/SWAPTIONS WRITTEN/PURCHASED -- Each Fund may invest in financial options/swaptions contracts primarily for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. The Core Fixed Income Fund may also invest in financial option/swaption contracts to enhance the Fund's returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The International Equity, World Equity Ex-US, Core Fixed Income and Emerging Markets Debt Funds had option/swaptions contracts as of May 31, 2008, as disclosed in each Fund's Schedule of Investments.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or Statement of Assets and Liabilities.


     230 SEI Institutional Investments Trust / Annual Report / May 31, 2008

Written options transactions entered into during the year ended May 31, 2008 are summarized as follows:

                                             LARGE CAP                   LARGE CAP                  INTERNATIONAL
                                         DIVERSIFIED ALPHA           DISCIPLINED EQUITY                EQUITY
                                                FUND                        FUND                        FUND
                                     -------------------------   -------------------------   --------------------------
                                     Number of      Premium      Number of      Premium       Number of      Premium
                                     Contracts   ($ Thousands)   Contracts   ($ Thousands)    Contracts   ($ Thousands)
                                     ---------   -------------   ---------   -------------   ----------   -------------
Balance at the beginning of period       --           $--          $  --          $ --                         $--
Written                                  14             2            248            39            28             4
Expired                                  --            --             --            --            --            --
Closing buys                            (14)           (2)          (248)          (39)          (28)           (4)
                                        ---           ---           ----          ----           ---           ---
Balance at the end of period             --           $--             --          $ --            --           $--
                                        ===           ===           ====          ====           ===           ===

                                            WORLD EQUITY                    CORE                   EMERGING MARKETS
                                               EX-US                    FIXED INCOME                     DEBT
                                                FUND                        FUND                         FUND
                                     -------------------------   -------------------------   --------------------------
                                     Number of      Premium      Number of      Premium       Number of      Premium
                                     Contracts   ($ Thousands)   Contracts   ($ Thousands)    Contracts   ($ Thousands)
                                     ---------   -------------   ---------   -------------   ----------   -------------
Balance at the beginning of period       --           $--             507       $   105              --        $ --
Written                                  49             8          17,056        10,184      40,770,600*        264
Expired                                  --            --          (8,142)       (4,915)             --          --
Closing buys                            (49)           (8)         (6,749)       (3,461)             --          --
                                        ---           ---          ------       -------      ----------        ----
Balance at the end of period             --           $--           2,672       $ 1,913      40,770,600*       $264
                                        ===           ===          ======       =======      ==========        ====

*    Shown in Brazilian Real.

Written swaptions transactions entered into during the year ended May 31, 2008 are summarized as follows:

                                             CORE FIXED
                                            INCOME FUND
                                     ---------------------------
                                       Notional
                                        Amount        Premium
                                     (Thousands)   ($ Thousands)
                                     -----------   -------------
Balance at the beginning of period     138,000        $ 3,050
Written                                 13,800             --
Expired                                     --             --
Closing buys                           107,800         (2,091)
                                       -------        -------
Balance at the end of period            44,000        $   959
                                       =======        =======

At May 31, 2008 the Funds had cash and/or securities at least equal to the value of written options/swaptions.

SECURITIES SOLD SHORT -- As consistent with the Funds' investment objectives, the Funds may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. Credit-default swaps involve the periodic payment by the Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 231

MAY 31, 2008

actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage the Fund's exposure to interest rates. Payments received or made are recorded as realized gains or losses. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities may be set aside as collateral by the Fund's custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect the Fund's value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

FORWARD TREASURY COMMITMENTS -- The Funds may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. The Funds may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

DELAYED DELIVERY TRANSACTIONS -- The Large Cap Disciplined Equity, Large Cap Diversified Alpha, Core Fixed Income, International Equity and World Equity Ex-US Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

COLLATERALIZED DEBT OBLIGATIONS -- The Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs") and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.


     232 SEI Institutional Investments Trust / Annual Report / May 31, 2008

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to:
(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ILLIQUID SECURITIES -- A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, Enhanced LIBOR Opportunities and Emerging Markets Debt Funds; declared daily and paid monthly for the Core Fixed Income, Long Duration, Extended Duration, High Yield Bond and Real Return Plus Funds; and declared and paid at least annually for the International Equity and World Equity Ex-US Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

RESTRICTED SECURITIES -- At May 31, 2008, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at May 31, 2008, were as follows:

                                Number of
                                 Shares/
                               Face Amount    Acquisition     Right to          Cost        Market Value   % of Net
                              ($ Thousands)       Date      Acquire Date   ($ Thousands)   ($ Thousands)    Assets
                              -------------   -----------   ------------   -------------   -------------   --------
SMALL CAP FUND
   Rentech                        16,100         4/20/07       4/20/07             --              16        0.00%
   Scorpio Mining                    425          5/5/08        5/5/08            417             428        0.02%
   Thunderbird Resorts PIPE      140,900        11/15/07      11/15/07          1,268           1,268        0.07%
   Thunderbird Resorts PIPE        3,000          2/6/08        2/6/08             27              27        0.00%
   Value Creation                100,165         2/29/08       2/29/08          1,225           1,008        0.06%
                                                                               ------          ------        ----
                                                                               $2,937          $2,747        0.15%
SMALL/MID CAP EQUITY FUND
   Rentech                        13,800         4/20/07       4/20/07             --              14        0.00%
   Scorpio Mining                    509          5/5/08        5/5/08            499             512        0.02%
   Thunderbird Resorts PIPE      148,600        11/15/07      11/15/07          1,337           1,337        0.06%
   Thunderbird Resorts PIPE        3,100          2/6/08        2/6/08             28              28        0.00%
   Value Creation                 71,690         2/29/08       2/29/08            871             721        0.03%
                                                                               ------          ------        ----
                                                                               $2,735          $2,612        0.11%

INVESTMENTS INREAL ESTATE INVESTMENT TRUSTS ("REITS") -- Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

ADMINISTRATION AND TRANSFER AGENCY AGREEMENTS --The Trust and SEI Investments Global Funds Services (the "Administrator") are parties to an Amended and Restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 233

MAY 31, 2008

May 31, 2008, and until further notice, the Administrator has voluntarily agreed to waive all of its fee.

INVESTMENT ADVISORY AGREEMENT -- SEI Investments Management Corporation ("SIMC") serves as investment adviser (the "Adviser") to each Fund. In connection with serving as investment adviser, SIMC is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund. SIMC has voluntarily agreed to waive a portion of its fee so that the total annual expenses of each Fund will not exceed certain voluntary expense limitations adopted by SIMC. These waivers may be terminated at any time. Accordingly, effective October 1, 2005, the advisory fee and voluntary expense limitations for Class A of each Fund are as follows:

                                    Advisory   Voluntary Expense
                                      Fees        Limitations
                                    --------   -----------------
Large Cap Fund                        0.400%         0.260%
Large Cap Diversified Alpha Fund      0.400          0.350
Large Cap Disciplined Equity Fund     0.400          0.220
Large Cap Index Fund                  0.170          0.060
Small Cap Fund                        0.650          0.540
Small/Mid Cap Equity Fund             0.650          0.500
International Equity Fund             0.505          0.390
World Equity Ex-US Fund               0.550          0.450*
Enhanced LIBOR Opportunities Fund     0.450          0.440
Core Fixed Income Fund                0.300          0.140
High Yield Bond Fund                 0.4875          0.350
Long Duration Fund                    0.300          0.200
Extended Duration Fund                0.300          0.200
Emerging Markets Debt Fund            0.850          0.550
Real Return Plus Fund                 0.700          0.360*

* Prior to April 1, 2008, the World Equity Ex-US Fund and Real Return Fund had voluntary expense limitations of 0.600% and 0.440%, respectively.

As of May 31, 2008, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
----------------------
LARGE CAP FUND

AllianceBernstein L.P.
Aronson + Johnson + Ortiz, L.P.
Delaware Management Company
Enhanced Investment Technologies, LLC (Intech)
Goldman Sachs Asset Management, L.P.
LSV Asset Management
Montag & Caldwell, Inc.
Quantitative Management Associates, LLC

LARGE CAP DIVERSIFIED ALPHA FUND

Analytic Investors LLC
Aronson + Johnson + Ortiz, L.P.
Delaware Management Company
Enhanced Investment Technologies, LLC (Intech)
Quantitative Management Associates, LLC

Investment Sub-Adviser
----------------------
LARGE CAP DISCIPLINED EQUITY FUND

AlphaSimplex Group, LLC
Analytic Investors, Inc.
Enhanced Investment Technologies, LLC (Intech)
Quantitative Management Associates, LLC

LARGE CAP INDEX FUND

SSgA Funds Management, Inc.

SMALL CAP FUND

Artisan Partners Limited Partnership
BlackRock Capital Management, Inc.
David J. Greene and Company, LLC
Delaware Management Company
Integrity Asset Management, LLC
Janus Capital Management Inc.
Lee Munder Investments Ltd.
Los Angeles Capital Management and Equity Research, Inc.
LSV Asset Management
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
McKinley Capital Management Inc.
PanAgora Asset Management, Inc.
Robeco Investment Management, Inc.
Security Capital Research and Management Incorporated
Wellington Management Company, LLP

SMALL/MID CAP EQUITY FUND

BlackRock Capital Management, Inc.
Delaware Management Company
Integrity Asset Management, LLC
Janus Capital Management Inc.
Lee Munder Investments, Ltd.
Los Angeles Capital Management and Equity Research, Inc.
LSV Asset Management
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
PanAgora Asset Management, Inc.
Security Capital Research and Management Incorporated
Wellington Management Company, LLP

INTERNATIONAL EQUITY FUND

AllianceBernstein L.P.
AXA Rosenberg Investment Management LLC
Capital Guardian Trust Company
Fuller & Thaler Asset Management, Inc.
McKinley Capital Management Inc.
Quantitative Management Associates, LLC
Record Currency Management Limited
Smith Breeden Associates, Inc.


     234 SEI Institutional Investments Trust / Annual Report / May 31, 2008

Investment Sub-Adviser
----------------------
WORLD EQUITY EX-US FUND

AllianceBernstein L.P.
AXA Rosenberg Investment Management LLC
Capital Guardian Trust Company
Fuller & Thaler Asset Management, Inc.
McKinley Capital Management Inc.
Quantitative Management Associates, LLC
Record Currency Management Limited
Rexiter Capital Management Limited
Smith Breeden Associates, Inc.

ENHANCED LIBOR OPPORTUNITIES FUND

Highland Capital Management L.P.
Record Currency Management Limited
Wellington Management Company, LLP

CORE FIXED INCOME FUND

ING Investment Management Co.
Metropolitan West Asset Management LLC
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited

HIGH YIELD BOND FUND

Ares Management LLC
J.P. Morgan Investment Management, Inc.
Nomura Corporate Research & Asset Management, Inc.

LONG DURATION FUND

Metropolitan West Asset Management LLC

EXTENDED DURATION FUND

Metropolitan West Asset Management LLC

EMERGING MARKETS DEBT FUND

Ashmore Investment Management Limited
ING Investment Management Advisors, B.V.
Stone Harbor Investment Partners LP

REAL RETURN PLUS FUND

Deutsche Investment Management Americas, Inc.
First Quadrant,L.P.

OTHER --The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission ("SEC") rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2008 were as follows

($ Thousands):

Large Cap Fund                     $ 36
Large Cap Diversified Alpha Fund      7
Small Cap Fund                      384
Small/Mid Cap Equity Fund           381
International Equity Fund           201
World Equity Ex-US Fund             233

Certain officers and/or trustees of the Trust are also officers of the Administrator or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap and Small/Mid Cap Equity Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2008 were as follows ($ Thousands):

Large Cap Fund              $ 63
Small Cap Fund               703
Small/Mid Cap Equity Fund    833

FEES PAID INDIRECTLY -- The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund's expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statement of Operations and the effect on the Fund's expense ratio, as a percentage of the Fund's average daily net assets for the year ended May 31, 2008, can be found on the Financial Highlights.

INVESTMENT IN AFFILIATED COMPANIES -- The Funds may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its Index. The Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund LP.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 235

MAY 31, 2008

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

                                                                    LARGE CAP                LARGE CAP
                                                                   DIVERSIFIED              DISCIPLINED
                                            LARGE CAP FUND         ALPHA FUND               EQUITY FUND
                                          -----------------   --------------------     ---------------------
                                            2008      2007      2008         2007        2008          2007
                                          -------   -------   -------      -------     --------      -------
Class A:
      Shares Issued                         1,264     1,317    24,295       33,976(1)   238,005(1)   103,185(1)
      Shares Issued in Lieu of
         Dividends and Distributions          439       678     2,371          519       47,757       23,565
      Shares Redeemed                     (16,621)  (15,154)  (10,704)(2)  (10,457)    (104,554)(2)  (61,085)
      Effect of Stock Split                    --        --        --           --           --      439,286
                                          -------   -------   -------      -------     --------      -------
   Increase (Decrease) in Net Assets
      Derived from Class A Transactions   (14,918)  (13,159)   15,962       24,038      181,208      504,951
                                          =======   =======   =======      =======     ========      =======

                                              LARGE CAP                                    SMALL/MID CAP
                                              INDEX FUND         SMALL CAP FUND             EQUITY FUND
                                          -----------------   --------------------     ---------------------
                                            2008      2007      2008         2007        2008          2007
                                          -------   -------   -------      -------     --------      -------
Class A:
      Shares Issued                         402       280      12,562       14,887       82,115(1)    21,452
      Shares Issued in Lieu of
         Dividends and Distributions        133        78      17,151       15,994       12,383        8,913
      Shares Redeemed                      (420)     (524)    (13,187)     (26,642)     (25,125)     (11,013)
      Effect of Stock Split                  --        --          --           --           --       96,339
                                           ----      ----     -------      -------      -------      -------
   Increase (Decrease) in Net Assets
      Derived from Class A Transactions     115      (166)     16,526        4,239       69,373      115,691
                                           ====      ====     =======      =======      =======      =======

                                            INTERNATIONAL         WORLD EQUITY             ENHANCED LIBOR
                                             EQUITY FUND           EX-US FUND          OPPORTUNITIES FUND(3)
                                          -----------------   --------------------     ---------------------
                                            2008      2007      2008         2007        2008          2007
                                          -------   -------   -------      -------     --------      -------
Class A:
      Shares Issued                        14,402    13,259   106,952       71,102       18,586       12,291
      Shares Issued in Lieu of
         Dividends and Distributions       23,314    28,933    14,951        6,384          922          171
      Shares Redeemed                     (32,472)  (34,641)  (23,847)     (18,759)      (4,850)        (286)
                                          -------   -------   -------      -------       ------       ------
   Increase in Net Assets
      Derived from Class A Transactions     5,244     7,551    98,056       58,727       14,658       12,176
                                          =======   =======   =======      =======       ======       ======

(1)  Includes subscriptions as a result of in-kind transfers of securities (see
     Note 8).

(2)  Includes redemptions as a result of in-kind transfers of securities (see
     Note 8).

(3)  Fund commenced operations on December 14, 2006.

Amounts designated as "--" are zero or have been rounded to zero.


     236 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                                          LONG
                                               CORE FIXED           HIGH YIELD          DURATION
                                              INCOME FUND           BOND FUND             FUND
                                          -------------------   -----------------   ----------------
                                            2008      2007        2008      2007      2008     2007
                                          --------   --------   -------   -------   -------   ------
Class A:
      Shares Issued                        187,314    200,308    40,343    39,242     1,748    1,075
      Shares Issued in Lieu of
         Dividends and Distributions        32,620     27,065    13,246     8,625       994      954
      Shares Redeemed                     (191,923)  (109,460)  (21,064)  (13,284)   (8,614)    (394)
                                          --------   --------   -------   -------    ------    -----
   Increase (Decrease) in Net Assets
      Derived from Class A Transactions     28,011    117,913    32,525    34,583    (5,872)   1,635
                                          ========   ========   =======   =======    ======    =====

                                                EXTENDED             EMERGING             REAL
                                                DURATION             MARKETS             RETURN
                                                  FUND              DEBT FUND         PLUS FUND(1)
                                          -------------------   -----------------   ----------------
                                            2008      2007        2008      2007      2008     2007
                                          --------   --------   -------   -------   -------   ------
Class A:
      Shares Issued                         56,419     15,142    32,634    27,399    21,809   22,760
      Shares Issued in Lieu of
         Dividends and Distributions         4,278      1,544     7,298     3,858     1,192      238
      Shares Redeemed                      (16,445)    (1,733)  (11,353)   (5,979)  (11,993)  (1,055)
                                           -------     ------   -------    ------   -------   ------
   Increase in Net Assets Derived
      from Class A Transactions             44,252     14,953    28,579    25,278    11,008   21,943
                                           =======     ======   =======    ======   =======   ======

(1)  Fund commenced operations on December 14, 2006.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2008, were as follows:

                                       U.S. Gov't        Other           Total
                                     ($ Thousands)   ($ Thousands)   ($ Thousands)
                                     -------------   -------------   -------------
LARGE CAP FUND
Purchases                             $        --     $  246,028     $   246,028
Sales                                          --        541,931         541,931
LARGE CAP DIVERSIFIED ALPHA FUND*
Purchases                                  70,101        385,884         455,985
Sales                                      92,685        269,922         362,607
LARGE CAP DISCIPLINED EQUITY FUND*
Purchases                               1,207,716      8,660,179       9,867,895
Sales                                   1,687,227      6,988,948       8,676,175
LARGE CAP INDEX FUND
Purchases                                      --         53,475          53,475
Sales                                          --         51,493          51,493
SMALL CAP FUND
Purchases                                      --      1,787,005       1,787,005
Sales                                          --      1,847,973       1,847,973
SMALL/MID CAP EQUITY FUND*
Purchases                                      --      2,702,797       2,702,797
Sales                                          --      1,921,527       1,921,527
INTERNATIONAL EQUITY FUND
Purchases                               1,209,135      1,012,813       2,221,948
Sales                                   1,173,528      1,279,143       2,452,671

                                       U.S. Gov't        Other           Total
                                     ($ Thousands)   ($ Thousands)   ($ Thousands)
                                     -------------   -------------   -------------
WORLD EQUITY EX-US FUND
Purchases                             $ 2,385,490      $2,669,710     $ 5,055,200
Sales                                   2,286,959       1,629,056       3,916,015
ENHANCED LIBOR OPPORTUNITIES FUND
Purchases                                  12,505         101,332         113,837
Sales                                      13,247           9,774          23,021
CORE FIXED INCOME FUND
Purchases                              23,935,521       2,596,068      26,531,589
Sales                                  24,015,771       1,932,540      25,948,311
HIGH YIELD BOND FUND
Purchases                                      --         881,938         881,938
Sales                                          --         636,961         636,961
LONG DURATION FUND
Purchases                                   5,462          60,377          65,839
Sales                                      30,946          78,598         109,544
EXTENDED DURATION FUND
Purchases                                  44,522         364,022         408,544
Sales                                      34,258         128,225         162,483
EMERGING MARKETS DEBT FUND
Purchases                                      --         784,178         784,178
Sales                                          --         539,203         539,203
REAL RETURN PLUS FUND
Purchases                                 254,305             443         254,748
Sales                                     132,718              --         132,718

*    Includes in-kind transactions (see Note 8).


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 237

MAY 31, 2008

6. FEDERAL TAX INFORMATION

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage-and asset-backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, and gains and losses on passive foreign investment companies and certain foreign currency related transactions and certain return of capital, have been reclassified to/from the following accounts as of May 31, 2008:

                              Undistributed    Accumulated
                             Net Investment     Realized
                              Income (Loss)    Gain (Loss)    Paid-in Capital
                              ($ Thousands)   ($ Thousands)    ($ Thousands)
                             --------------   -------------   ---------------
Large Cap Fund                  $      9         $    (9)        $     --
Large Cap Diversified
   Alpha Fund                     (1,303)          3,972           (2,669)
Large Cap Disciplined
   Equity Fund                   (35,431)         98,858          (63,427)
Large Cap Index Fund                  34             (34)              --
Small Cap Fund                    10,815          (3,267)          (7,548)
Small/Mid Cap Equity Fund          9,407          (2,459)          (6,948)
International Equity Fund         (8,055)          8,055               --
World Equity Ex-US Fund          (22,035)         23,120           (1,085)
Enhanced LIBOR
   Opportunities Fund               (722)            722               --
Core Fixed Income Fund              (907)            907               --
High Yield Bond Fund              (6,247)          6,247               --
Long Duration Fund                   603            (603)              --
Extended Duration Fund            (5,645)          5,645               --
Emerging Markets Debt Fund         8,872          (8,872)              --
Real Return Plus Fund                646            (646)              --

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two years or periods ended May 31, 2008 were as follows:

                                  Ordinary       Long-term       Return of
                                   Income       Capital Gain      Capital          Total
                               ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
                               -------------   -------------   -------------   -------------
Large Cap Fund          2008      $  8,626        $     --         $   --         $  8,626
                        2007        12,254              --             --           12,254
Large Cap Diversified
   Alpha Fund           2008        18,510           9,736             --           28,246
                        2007         5,094           1,505             --            6,599
Large Cap Disciplined
   Equity Fund          2008       386,110         238,583             --          624,693
                        2007       237,780         132,166             --          369,946
Large Cap Index
   Fund                 2008         8,808           9,258             --           18,066
                        2007         7,885           1,949             --            9,834
Small Cap Fund          2008        69,762         157,685          7,548          234,995
                        2007        86,056         164,468             --          250,524
Small/Mid Cap
   Equity Fund          2008        74,475          76,784          6,948          158,207
                        2007        60,501          67,293             --          127,794
International Equity
   Fund                 2008       153,474         133,805             --          287,279
                        2007       146,614         238,163             --          384,777
World Equity Ex-US
   Fund                 2008       157,238          71,654          1,085          229,977
                        2007        80,977          10,314             --           91,291
Enhanced LIBOR
   Opportunities
   Fund                 2008         8,666             161             --            8,827
                        2007         1,709              --             --            1,709
Core Fixed Income
   Fund                 2008       336,849              --             --          336,849
                        2007       279,194              --             --          279,194
High Yield Bond
   Fund                 2008       125,710           1,453             --          127,163
                        2007        89,624              --             --           89,624
Long Duration Fund      2008         9,372              --             --            9,372
                        2007         9,267              --             --            9,267
Extended Duration
   Fund                 2008        42,570              --             --           42,570
                        2007        14,980              --             --           14,980
Emerging Markets
   Debt Fund            2008        74,765           2,871             --           77,636
                        2007        41,623              --             --           41,623
Real Return Plus
   Fund                 2008        11,228           1,410             --           12,638
                        2007         2,421              --             --            2,421


     238 SEI Institutional Investments Trust / Annual Report / May 31, 2008

As of May 31, 2008, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                    Undistributed   Undistributed      Capital           Post
                                       Ordinary       Long-Term          Loss          October
                                        Income       Capital Gain   Carryforwards       Losses
                                    ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
                                    -------------   -------------   -------------   -------------
Large Cap Fund                         $   169         $    --         $(89,413)      $      --
Large Cap Diversified Alpha Fund           772              --               --         (20,939)
Large Cap Disciplined Equity Fund        6,307              --               --        (353,839)
Large Cap Index Fund                        92             619               --              --
Small Cap Fund                              --              22               --         (40,501)
Small/Mid Cap Equity Fund                   --              --               --         (88,369)
International Equity Fund               10,783           1,284               --              --
World Equity Ex-US Fund                     --              --               --         (64,436)
Enhanced LIBOR Opportunities Fund        3,100              --           (1,487)         (5,371)
Core Fixed Income Fund                  63,123          27,496               --              --
High Yield Bond Fund                    11,996              --           (1,148)        (21,949)
Long Duration Fund                         692              --           (3,045)         (2,511)
Extended Duration Fund                  22,418              --               --          (3,676)
Emerging Markets Debt Fund              18,929              --               --          (6,706)
Real Return Plus Fund                    9,913              --               --          (1,013)

                                         Post           Unrealized         Other        Total Distributable
                                        October        Appreciation      Temporary           Earnings/
                                    Currency Losses   (Depreciation)    Differences    (Accumulated Losses)
                                     ($ Thousands)     ($ Thousands)   ($ Thousands)       ($ Thousands)
                                    ---------------   --------------   -------------   --------------------
Large Cap Fund                          $    --          $  38,326        $    799          $ (50,119)
Large Cap Diversified Alpha Fund             --              8,661           1,736             (9,770)
Large Cap Disciplined Equity Fund        (3,256)           329,532          55,295             34,039
Large Cap Index Fund                         --            104,361           1,142            106,214
Small Cap Fund                              (73)            10,779           7,999            (21,774)
Small/Mid Cap Equity Fund                   (44)            33,298           8,696            (46,419)
International Equity Fund                    --            156,131           1,739            169,937
World Equity Ex-US Fund                      --            268,027          (1,546)           202,045
Enhanced LIBOR Opportunities Fund        (1,057)           (16,715)          1,237            (20,293)
Core Fixed Income Fund                   (1,583)          (203,991)         (1,412)          (116,367)
High Yield Bond Fund                         --            (97,285)        (18,218)          (126,604)
Long Duration Fund                           --            (16,147)         (1,651)           (22,662)
Extended Duration Fund                       --            (31,536)        (22,803)           (35,597)
Emerging Markets Debt Fund                   --             (5,713)         (5,216)             1,294
Real Return Plus Fund                        --             16,452              --             25,352

Post-October losses represent losses realized on investment transactions from November 1, 2007 through May 31, 2008 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

                                                                            Total
                                                                         Capital Loss
                           Expires         Expires         Expires      Carryforwards
                             2011            2015            2016          05/31/08
                        ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
                        -------------   -------------   -------------   -------------
Large Cap Fund             $89,413          $   --         $   --          $89,413
Enhanced LIBOR
   Opportunities Fund           --              --          1,487            1,487
High Yield Bond Fund            --              --          1,148            1,148
Long Duration Fund              --           2,250            795            3,045

During the year ended May 31, 2008, the Large Cap Fund, Core Fixed Income Fund, and the Extended Duration Fund utilized $65,873,216, $41,414,796 and $4,642,101, respectively, of capital loss carryforwards, to offset capital gains.

For Federal income tax purposes, the cost of securities owned at May 31, 2008, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2008, was as follows:

                                                                                  Net
                                                                               Unrealized
                                Federal       Appreciated     Depreciated     Appreciation
                               Tax Cost        Securities      Securities    (Depreciation)
                             ($ Thousands)   ($ Thousands)   ($ Thousands)    ($ Thousands)
                             -------------   -------------   -------------   --------------
Large Cap Fund                  $348,234        $72,698        $(34,372)         $38,326

                                                                                  Net
                                                                               Unrealized
                                Federal       Appreciated     Depreciated     Appreciation
                                Tax Cost       Securities      Securities    (Depreciation)
                             ($ Thousands)   ($ Thousands)   ($ Thousands)    ($ Thousands)
                             -------------   -------------   -------------   --------------
Large Cap Diversified
   Alpha Fund                  $  624,763       $ 56,332       $ (47,726)      $   8,606
Large Cap Disciplined
   Equity Fund                  8,931,764        877,579        (547,927)        329,652
Large Cap Index Fund              322,333        131,415         (27,054)        104,361
Small Cap Fund                  2,359,074        235,978        (230,420)          5,558
Small/Mid Cap Equity Fund       2,989,216        282,693        (254,540)         28,153
International Equity Fund       1,462,181        221,499         (77,742)        143,757
World Equity Ex-US Fund         3,291,040        386,757        (156,902)        229,855
Enhanced LIBOR
   Opportunities Fund             257,699            404         (16,892)        (16,488)
Core Fixed Income Fund          8,149,378         62,360        (221,552)       (159,192)
High Yield Bond Fund            1,678,364         16,805        (114,090)        (97,285)
Long Duration Fund                134,424            299         (17,395)        (17,096)
Extended Duration Fund            815,844          1,845         (68,284)        (66,439)
Emerging Markets Debt Fund        982,402         27,059         (29,977)         (2,918)
Real Return Plus Fund             357,657         14,645            (380)         14,265

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective as of the beginning of a company's first fiscal year beginning after December 15, 2006. At adoption, companies had to adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 239

Notes to Financial Statements (Concluded)
MAY 31, 2008

years as of the effective date. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Funds' financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and ongoing analyses of and changes to tax laws, regulations and interpretations thereof.

7. CONCENTRATION/RISKS

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, Long Duration, Extended Duration and High Yield Bond Funds' investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The International Equity, World Equity Ex-US and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

8. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2008, the Large Cap Diversified Alpha, Large Cap Disciplined Equity, and Small/Mid Cap Equity Funds issued (redeemed) shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of such transactions.

                           Shares
                           Issued         Value        Gain (Loss)
                         (Redeemed)   ($ Thousands)   ($ Thousands)
                        -----------   -------------   -------------
Large Cap Diversified
   Alpha Fund
      08/31/07           (4,392,890)    $(43,929)        $(2,669)

                           Shares
                           Issued         Value        Gain (Loss)
                         (Redeemed)   ($ Thousands)   ($ Thousands)
                        -----------   -------------   -------------
Large Cap Disciplined
   Equity Fund
      06/29/07              478,248        6,739              --
      08/31/07          (90,947,378)    (909,474)        (63,427)
      10/31/07            1,513,388       21,505              --
      01/16/08            1,060,716       12,580              --
Small/Mid Cap
   Equity Fund
      10/26/07            1,208,695       17,357              --

During the year ended May 31, 2007, the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds issued shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of such transactions.

                         Shares       Value
                         Issued   ($ Thousands)
                        -------   -------------
Large Cap Diversified
   Alpha Fund
      09/29/06          928,885      $ 9,614
Large Cap Disciplined
   Equity Fund
      06/30/06          155,459       19,260
      07/31/06          118,902       14,756
      09/29/06          364,480       47,218
      03/30/07          584,267        7,794
      04/16/07          137,659        1,897

9. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed 33(1)/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Funds received cash as collateral for securities on loan and made investments. Investments purchased with cash collateral are presented on the schedule of investments for each Fund.


     240 SEI Institutional Investments Trust / Annual Report / May 31, 2008

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

In March 2008, the FASB issued SFAS No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No.161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds' financial statements and related disclosures.

11. OTHER MATTERS

Due to volatility in the fixed income and equity markets, the market value of some of the Fund's holdings may currently be lower than shown in the Schedules of Investments ("SOI"). The values shown in the SOI's were the market values as of May 31, 2008 and do not reflect any market events after May 31, 2008.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 241

SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SEI Institutional Investments Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Institutional Investments Trust, comprising the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/ Mid Cap Equity, International Equity, World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds, (collectively, the "Funds"), as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years or periods presented through May 31, 2005, were audited by other auditors, whose report dated July 27, 2005 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional Investments Trust as of May 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                           /s/ KPMG LLP

Philadelphia, Pennsylvania
July 30, 2008


     242 SEI Institutional Investments Trust / Annual Report / May 31, 2008

Trustees and Officers of the Trust (Unaudited)

The following information is current as of June 27, 2008.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

                                                                                             NUMBER OF
                                          TERM OF                                           PORTFOLIOS
                                          OFFICE                                              IN FUND
                                            AND                                               COMPLEX
                          POSITION(S)    LENGTH OF                                           OVERSEEN
                           HELD WITH       TIME             PRINCIPAL OCCUPATION(S)             BY           OTHER DIRECTORSHIPS
 NAME ADDRESS, AND AGE       TRUSTS      SERVED(1)          DURING PAST FIVE YEARS          TRUSTEE(2)         HELD BY TRUSTEE
-----------------------   -----------   ----------   ------------------------------------   ----------   ---------------------------
INTERESTED TRUSTEES
-------------------
Robert A. Nesher          Chairman      since 1982   Currently performs various services        80       Trustee of The Advisors'
One Freedom               of the                     on behalf of SEI Investments for                    Inner Circle Fund, The
Valley Drive,             Board of                   which Mr. Nesher is compensated.                    Advisors' Inner Circle
Oaks, PA 19456            Trustees*                                                                      Fund II, Bishop Street
61 yrs. old                                                                                              Funds, Director of SEI
                                                                                                         Global Master Fund, plc,
                                                                                                         SEI Global Assets Fund,
                                                                                                         plc, SEI Global
                                                                                                         Investments Fund, plc, SEI
                                                                                                         Investments Global,
                                                                                                         Limited, SEI Investments
                                                                                                         -- Global Fund Services,
                                                                                                         Limited, SEI Investments
                                                                                                         (Europe), Limited, SEI
                                                                                                         Investments -- Unit Trust
                                                                                                         Management (UK), Limited,
                                                                                                         SEI Global Nominee Ltd.,
                                                                                                         SEI Opportunity Fund,
                                                                                                         L.P., SEI Structured
                                                                                                         Credit Fund, L.P., and SEI
                                                                                                         Multi-Strategy Funds plc.

William M. Doran          Trustee*      since 1982   Self-employed consultant since 2003.       80       Trustee of The Advisors'
1701 Market Street                                   Partner, Morgan, Lewis & Bockius                    Inner Circle Fund, The
Philadelphia, PA                                     LLP (law firm) from 1976 to 2003,                   Advisors' Inner Circle
19103                                                counsel to the Trust, SEI, SIMC, the                Fund II, Bishop Street
68 yrs. old                                          Administrator and theDistributor.                   Funds, Director of SEI
                                                     Secretary of SEI since 1978.                        since 1974. Director of
                                                                                                         the Distributor since
                                                                                                         2003. Director of SEI
                                                                                                         Investments -- Global Fund
                                                                                                         Services, Limited, SEI
                                                                                                         Investments Global,
                                                                                                         Limited, SEI Investments
                                                                                                         (Europe), Limited, SEI
                                                                                                         Investments (Asia),
                                                                                                         Limited and SEI Asset
                                                                                                         Korea Co., Ltd.

TRUSTEES
--------
James M. Storey           Trustee       since 1995   Attorney, sole practitioner since          80       Trustee of The Advisors'
One Freedom                                          1994. Partner, Dechert Price &                      Inner Circle Fund, The
Valley Drive,                                        Rhoads, September 1987-December                     Advisors' Inner Circle
Oaks, PA 19456                                       1993.                                               Fund II, Bishop Street
77 yrs. old                                                                                              Funds, Massachusetts
                                                                                                         Health and Education Tax-
                                                                                                         Exempt Trust, and U.S.
                                                                                                         Charitable Gift Trust.

* MESSRS. NESHER AND DORAN ARE TRUSTEES WHO MAY BE DEEMED AS "INTERESTED" PERSONS OF THE TRUST AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF THEIR AFFILIATION WITH SIMC AND THE TRUST'S DISTRIBUTOR.

(1) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

(2) THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST, SEI DAILY INCOME TRUST, SEIINSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST, SEI TAX EXEMPT TRUST AND SEI ALPHA STRATEGY PORTFOLIOS, L.P.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 243

                                                                                             NUMBER OF
                                          TERM OF                                           PORTFOLIOS
                                          OFFICE                                              IN FUND
                                            AND                                               COMPLEX
                          POSITION(S)    LENGTH OF                                           OVERSEEN
                           HELD WITH       TIME             PRINCIPAL OCCUPATION(S)             BY           OTHER DIRECTORSHIPS
 NAME ADDRESS, AND AGE       TRUSTS      SERVED(1)          DURING PAST FIVE YEARS          TRUSTEE(2)         HELD BY TRUSTEE
-----------------------   -----------   ----------   ------------------------------------   ----------   ---------------------------
TRUSTEES (CONTINUED)
--------
George J. Sullivan, Jr.   Trustee       since 1996   Self-Employed Consultant, Newfound         80       Trustee of The Advisors'
One Freedom                                          Consultants Inc. since April 1997.                  Inner Circle Fund, The
Valley Drive                                                                                             Advisors' Inner Circle
Oaks, PA 19456                                                                                           Fund II, Bishop Street
65 yrs. old                                                                                              Funds, State Street
                                                                                                         Navigator Securities
                                                                                                         Lending Trust, SEI
                                                                                                         Opportunity Fund, L.P.,and
                                                                                                         SEI Structured Credit
                                                                                                         Fund, L.P.

Rosemarie B. Greco        Trustee       since 1999   Director, Governor's Office of             80       Director, Sonoco, Inc.;
One Freedom                                          Health Care Reform, Commonwealth of                 Director, Exelon
Valley Drive                                         Pennsylvania since 2003. Founder and                Corporation; Trustee,
Oaks, PA 19456                                       Principal, Grecoventures Ltd. from                  Pennsylvania Real
62 yrs. old                                          1999 to 2002.                                       Estate Investment Trust.

Nina Lesavoy              Trustee       since 2003   Founder and Managing Director, Avec        80       Director of SEI
One Freedom                                          Capital since 2008, Managing                        Opportunity Fund, L.P.,
Valley Drive,                                        Director, Cue Capital from March                    and SEI Structured Credit
Oaks, PA 19456                                       2002-March 2008.                                    Fund, L.P.
51 yrs. old

James M. Williams         Trustee       since 2004   Vice President and Chief Investment        80       Trustee/Director of Ariel
One Freedom                                          Officer, J. Paul Getty Trust,                       Mutual Funds, SEI
Valley Drive,                                        Non-Profit Foundation for Visual                    Opportunity Fund, L.P.,
Oaks, PA 19456                                       Arts, since December 2002.                          and SEI Structured Credit
60 yrs. old                                          President, Harbor Capital Advisors                  Fund, L.P.
                                                     and Harbor Mutual Funds, 2000-2002.

Mitchell A. Johnson       Trustee       since 2007   Private Investor since 1994.               80       Trustee of the Advisors'
One Freedom                                                                                              Inner Circle Fund, The
Valley Drive,                                                                                            Advisor's Inner Circle
Oaks, PA 19456                                                                                           Fund II, and Bishop Street
66 yrs. old                                                                                              Funds.

Hubert L. Harris, Jr.     Trustee       since 2008   Retired since December 2005. Chief         80       Director of Colonial
One Freedom                                          Executive Officer and Chair of the                  BancGroup, Inc. and Chair
Valley Drive,                                        Board of Directors, AMVESCAP                        of the Board of Trustees,
Oaks, PA 19456                                       Retirement, Inc., 1997-December                     Georgia Tech Foundation,
65 yrs. old                                          2005. Chief Executive Officer,                      Inc. (nonprofit
                                                     INVESCO North America, September                    corporation).
                                                     2003-December 2005.

OFFICERS
--------
Robert A. Nesher          President     since 2005   Currently performs various services        N/A              N/A
One Freedom               & CEO                      on behalf of SEI for which Mr.
Valley Drive,                                        Nesher is compensated.
Oaks, PA 19456
61 yrs. old

Stephen F. Panner         Controller    since 2005   Fund Accounting Director of the            N/A              N/A
One Freedom               and Chief                  Administrator since 2005. Fund
Valley Drive,             Financial                  Administration Manager, Old Mutual
Oaks, PA 19456            Officer                    Fund Services, 2000-2005. Chief
38 yrs. old                                          Financial Officer, Controller and
                                                     Treasurer, PBHG Funds and PBHG
                                                     Insurance Series Fund, 2004-2005.
                                                     Assistant Treasurer, PBHG Funds
                                                     and PBHG Insurance Series Fund,
                                                     2000-2004. Assistant Treasurer,
                                                     Old Mutual Advisors Fund, 2004-2005.

(1) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

(2) THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST, SEI DAILY INCOME TRUST, SEIINSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST, SEI TAX EXEMPT TRUST AND SEI ALPHA STRATEGY PORTFOLIOS, L.P.


     244 SEI Institutional Investments Trust / Annual Report / May 31, 2008

                                                                                             NUMBER OF
                                          TERM OF                                           PORTFOLIOS
                                          OFFICE                                              IN FUND
                                            AND                                               COMPLEX
                          POSITION(S)    LENGTH OF                                           OVERSEEN
                           HELD WITH       TIME             PRINCIPAL OCCUPATION(S)             BY           OTHER DIRECTORSHIPS
 NAME ADDRESS, AND AGE       TRUSTS      SERVED(1)          DURING PAST FIVE YEARS          TRUSTEE(2)         HELD BY TRUSTEE
-----------------------   -----------   ----------   ------------------------------------   ----------   ---------------------------
OFFICERS (CONTINUED)
--------
Russell Emery             Chief         since 2006   Chief Compliance Officer of SEI            N/A                  N/A
One Freedom               Compliance                 Opportunity Fund, L.P., SEI
Valley Drive              Officer                    Structured Credit Fund, L.P., SEI
Oaks, PA 19456                                       Institutional Managed Trust,
45 yrs. old                                          SEIAsset Allocation Trust, SEI
                                                     Institutional International Trust,
                                                     SEI Liquid Asset Trust, SEI Daily
                                                     Income Trust, SEI Tax Exempt Trust,
                                                     SEI Institutional Investments Trust,
                                                     SEI Alpha Strategy Portfolios, LP,
                                                     The Advisors' Inner Circle Fund, The
                                                     Advisors' Inner Circle Fund II, and
                                                     Bishop Street Funds, since March
                                                     2006. Director of Investment Product
                                                     Management and Development of SIMC,
                                                     February 2003-March 2006. Senior
                                                     Investment Analyst--Equity Team of
                                                     SEI, March 2000-February 2003.

Timothy D. Barto          Vice          since 2002   General Counsel, Vice President and        N/A                  N/A
One Freedom               President                  Secretary of SIMC and the
Valley Drive              and                        Administrator since 2004. Vice
Oaks, PA 19456            Secretary                  President and Assistant Secretary of
40 yrs. old                                          SEI since 2001. Vice President of
                                                     SIMC and the Administrator since
                                                     1999. Assistant Secretary of SIMC,
                                                     the Administrator and the
                                                     Distributor and Vice President of
                                                     the Distributor, 1999-2003.

James Ndiaye              Vice          since 2005   Vice President and Assistant               N/A                  N/A
One Freedom               President                  Secretary of SIMC since 2005. Vice
Valley Drive              and                        President, Deutsche Asset Management
Oaks, PA 19456            Assistant                  (2003-2004). Associate, Morgan,
39 yrs. old               Secretary                  Lewis & Bockius LLP (2000-2003).

Michael T. Pang           Vice          since 2005   Vice President and Assistant               N/A                  N/A
One Freedom               President                  Secretary of SIMC since 2005.
Valley Drive              and                        Counsel, Caledonian Bank & Trust's
Oaks, PA 19456            Assistant                  Mutual Funds Group (2004). Counsel,
36 yrs. old               Secretary                  Permal Asset Management (2001-2004).

Aaron Buser               Vice          since 2008   Vice President and Assistant               N/A                  N/A
One Freedom               President                  Secretary of SIMC since 2007.
Valley Drive              and                        Associate at Stark & Stark
Oaks, PA 19456            Assistant                  (2004-2007). Associate at
37 yrs. old               Secretary                  Flaster/Greenberg, P.C. (2000-2004).


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 245

Trustees and Officers of the Trust (Unaudited) (Concluded)


                                                                                             NUMBER OF
                                          TERM OF                                           PORTFOLIOS
                                          OFFICE                                              IN FUND
                                            AND                                               COMPLEX
                          POSITION(S)    LENGTH OF                                           OVERSEEN
                           HELD WITH       TIME             PRINCIPAL OCCUPATION(S)             BY           OTHER DIRECTORSHIPS
 NAME ADDRESS, AND AGE       TRUSTS      SERVED(1)          DURING PAST FIVE YEARS          TRUSTEE(2)         HELD BY TRUSTEE
-----------------------   -----------   ----------   ------------------------------------   ----------   ---------------------------
OFFICERS (CONTINUED)
--------
John J. McCue             Vice          since 2004   Director of Portfolio                      N/A                  N/A
One Freedom               President                  Implementations for SIMC since 1995.
Valley Drive                                         Managing Director of Money Market
Oaks, PA 19456                                       Investments for SIMC since 2003.
45 yrs. old

Andrew S. Decker          Anti-Money    since 2008   Compliance Officer and Product             N/A                  N/A
One Freedom               Laundering                 Manager, SEI 2005-2008. Vice
Valley Drive              Compliance                 President, Old Mutual Capital,
Oaks, PA 19456            Officer                    2000-2005.
44 yrs. old

(1) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

(2) THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST, SEI DAILY INCOME TRUST, SEIINSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST, SEI TAX EXEMPT TRUST AND SEI ALPHA STRATEGY PORTFOLIOS, L.P.


     246 SEI Institutional Investments Trust / Annual Report / May 31, 2008

Disclosure of Fund Expenses (Unaudited)
MAY 31, 2008

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 247

Disclosure of Fund Expenses (Unaudited) (Concluded)
MAY 31, 2008

                                    BEGINNING     ENDING                 EXPENSE
                                     ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                      VALUE       VALUE       EXPENSE     DURING
                                     12/1/07     5/31/08      RATIOS     PERIOD*
                                    ---------   ---------   ----------   -------
LARGE CAP FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $  955.70      0.26%      $1.27
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,023.70      0.26%      $1.32

LARGE CAP DIVERSIFIED ALPHA FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $  948.40      0.30%      $1.46
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,023.50      0.30%      $1.52

LARGE CAP DISCIPLINED EQUITY FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $  946.90      0.18%      $0.88
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,024.10      0.18%      $0.91

LARGE CAP INDEX FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $  962.20      0.06%      $0.29
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,024.70      0.06%      $0.30

SMALL CAP FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $  959.90      0.52%      $2.55
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,022.40      0.52%      $2.63

SMALL/MID CAP EQUITY FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $  971.10      0.48%      $2.37
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,022.60      0.48%      $2.43

INTERNATIONAL EQUITY FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $  950.20      0.39%      $1.90
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,023.05      0.39%      $1.97

WORLD EQUITY EX-US FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $  961.50      0.55%      $2.70
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,022.25      0.55%      $2.78

ENHANCED LIBOR OPPORTUNITIES FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $  973.90      0.41%      $2.02
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,022.95      0.41%      $2.07

CORE FIXED INCOME FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $1,002.20      0.14%      $0.70
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,024.30      0.14%      $0.71

HIGH YIELD BOND FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $1,006.70      0.35%      $1.76
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,023.25      0.35%      $1.77

                                    BEGINNING     ENDING                 EXPENSE
                                     ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                      VALUE       VALUE       EXPENSE     DURING
                                     12/1/07     5/31/08      RATIOS     PERIOD*
                                    ---------   ---------   ----------   -------
LONG DURATION FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $  900.00      0.20%      $0.95
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,024.00      0.20%      $1.01

EXTENDED DURATION FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $  938.50      0.20%      $0.97
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,024.00      0.20%      $1.01

EMERGING MARKETS DEBT FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $1,021.40      0.55%      $2.78
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,022.25      0.55%      $2.78

REAL RETURN PLUS FUND
ACTUAL FUND RETURN
Class A Shares                      $1,000.00   $1,037.40      0.42%      $2.14
HYPOTHETICAL 5% RETURN
Class A Shares                      $1,000.00   $1,022.90      0.42%      $2.12

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period shown).


     248 SEI Institutional Investments Trust / Annual Report / May 31, 2008

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)
MAY 31, 2008

SEI Institutional Investments Trust (the "Trust") and SEI Investments Management Corporation ("SIMC") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the "Funds") and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Trust's Board of Trustees (the "Board"), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers' skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, the Funds' Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Funds' Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission ("SEC") takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust's Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC's and the Sub-Advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (a) the quality of SIMC's and the Sub-Advisers' investment management and other services; (b) SIMC's and the Sub-Advisers' investment management personnel; (c) SIMC's and the Sub-Advisers' operations and financial condition; (d) SIMC's and the Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC's and the Sub-Advisers' profitability from their Fund-related operations; (h) SIMC's and the Sub-Advisers' compliance systems; (i) SIMC's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) SIMC's and the Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the December 5-6, 2007 and March 12, 2008 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

     - the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

     - the Funds' investment performance and how it compared to that of other comparable mutual funds;

     - the Funds' expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 249

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Concluded) (Unaudited)
MAY 31, 2008

     - the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

     - the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the Sub-Advisers' personnel, experience, track record and compliance program. The Trustees found the level of SIMC's professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

FUND PERFORMANCE. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds' performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

FUND EXPENSES. With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds' net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds' respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the Sub-Advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

PROFITABILITY. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers are reasonable and supported renewal of the Investment Advisory Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.


     250 SEI Institutional Investments Trust / Annual Report / May 31, 2008

Notice to Shareholders (Unaudited)

For shareholders who do not have a May 31, 2008, taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2008, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2008, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

                                         (A)             (B)
                                      LONG TERM       ORDINARY
                                    CAPITAL GAINS      INCOME                       TOTAL
                                    DISTRIBUTIONS   DISTRIBUTIONS   RETURN OF   DISTRIBUTIONS
                                     (TAX BASIS)     (TAX BASIS)     CAPITAL     (TAX BASIS)
                                    -------------   -------------   ---------   -------------
Large Cap Fund                             0%            100%           0%           100%
Large Cap Diversified Alpha Fund          34%             66%           0%           100%
Large Cap Disciplined Equity Fund         38%             62%           0%           100%
Large Cap Index Fund                      51%             49%           0%           100%
Small Cap Fund                            67%             30%           3%           100%
Small/Mid Cap Equity Fund                 49%             47%           4%           100%
International Equity Fund(6)              46%             54%           0%           100%
World Equity Ex-US Fund(7)                31%             68%           1%           100%
Enhanced LIBOR Opportunities Fund          2%             98%           0%           100%
Core Fixed Income Fund                     0%            100%           0%           100%
High Yield Bond Fund                       1%             99%           0%           100%
Long Duration Fund                         0%            100%           0%           100%
Extended Duration Fund                     0%            100%           0%           100%
Emerging Markets Debt Fund                 4%             96%           0%           100%
Real Return Plus Fund                     11%             89%           0%           100%

                                          (C)
                                       DIVIDENDS           (D)
                                      QUALIFYING        QUALIFYING
                                     FOR CORPORATE   DIVIDEND INCOME          (E)          INTEREST     SHORT-TERM
                                    DIVIDENDS REC.    (15% TAX RATE    U.S. GOVERNMENT      RELATED       CAPITAL
                                     DEDUCTION (1)     FOR QDI) (2)      INTEREST (3)    DIVIDEND (4)    GAIN (5)
                                    --------------   ---------------   ---------------   ------------   ----------
Large Cap Fund                           100%              100%               1%               1%            0%
Large Cap Diversified Alpha Fund          30%               37%               2%               2%          100%
Large Cap Disciplined Equity Fund         42%               42%               0%               0%          100%
Large Cap Index Fund                      93%               93%               0%               0%          100%
Small Cap Fund                            30%               29%               0%               0%          100%
Small/Mid Cap Equity Fund                 34%               24%               0%               0%          100%
International Equity Fund(6)               0%               15%               1%               8%          100%
World Equity Ex-US Fund(7)                 0%               28%               1%              14%          100%
Enhanced LIBOR Opportunities Fund          0%                0%               0%              15%          100%
Core Fixed Income Fund                     0%                0%              13%              12%          100%
High Yield Bond Fund                       0%                0%               0%              10%          100%
Long Duration Fund                         0%                0%               2%              83%          100%
Extended Duration Fund                     0%                0%               3%              51%          100%
Emerging Markets Debt Fund                 0%                0%               1%              11%          100%
Real Return Plus Fund                      0%                0%              96%              86%          100%


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law.

     The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividend" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2008.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2008.

(6) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2008, the total amount of gross foreign source incomeis $49,394,397. The total amount of foreign tax to be paid is $1,016,813. Your allocable share of the gross foreign tax credit will be reported on Form 1099 DIV.

(7) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2008, the total amount of foreign source income is $79,650,165. The total amount of foreign tax to be paid is $4,274,155. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Items (A) and (B) are based on the percentage of each fund's total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund.

Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.


     SEI Institutional Investments Trust / Annual Report / May 31, 2008 251

Notes

Notes

Notes

Notes

Notes

SEI INSTITUTIONAL INVESTMENTS TRUST ANNUAL REPORT MAY 31, 2008

Robert A. Nesher, CHAIRMAN

TRUSTEES

William M. Doran

James M. Storey

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

OFFICERS

Robert A. Nesher
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Stephen F. Panner
CONTROLLER AND CHIEF FINANCIAL OFFICER

Russell Emery
CHIEF COMPLIANCE OFFICER

Timothy D. Barto
VICE PRESIDENT, SECRETARY

Sofia A. Rosala
VICE PRESIDENT, ASSISTANT SECRETARY

James Ndiaye
VICE PRESIDENT, ASSISTANT SECRETARY

Michael T. Pang
VICE PRESIDENT, ASSISTANT SECRETARY

Aaron Buser
VICE PRESIDENT, ASSISTANT SECRETARY

John J. McCue
VICE PRESIDENT

Andrew S. Decker
ANTI-MONEY LAUNDERING COMPLIANCE OFFICER

INVESTMENT ADVISER

SEI Investments Management Corporation

ADMINISTRATOR

SEI Investments Global Funds Services

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL
1 800 DIAL SEI
(1 800 342 5734)

(SEI LOGO)
SEI Investments Distribution Co.
OAKS, PA 19456 1.800.DIAL.SEI (1.800.342.5734)


SEI-F-140 (5/08)

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is George J. Sullivan, Jr. Mr. Sullivan is an independent as defined in Form N-CSR Item 3 (a) (2).


ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP ("KPMG") related to the Trust.

KPMG billed the Trust aggregate fees for services rendered to the Trust for the fiscal years 2008 and 2007 as follows:



------------------ ----------------------------------------------------- -----------------------------------------------------
                                       FISCAL 2008                                            FISCAL 2007
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit      $449,000                N/A         $0                $383,500                N/A         $0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-     $0                $0                $0                $0                $0                $0
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax        $87,800           $0                $0                $0                $0                $0
        Fees
        (Tax
        return
        review
        services)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All        $15,300           $226,000          $0                $0                $232,000          $0
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.


(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

         ---------------------------- ----------------- ----------------
                                         FISCAL 2008      FISCAL 2007
         ---------------------------- ----------------- ----------------
         Audit-Related Fees                  0%               0%

         ---------------------------- ----------------- ----------------
         Tax Fees                            0%               0%

         ---------------------------- ----------------- ----------------
         All Other Fees                      0%               0%

         ---------------------------- ----------------- ----------------

(f)      Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2008 and 2007 were $241,300 and $232,000, respectively. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.
..

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has a standing Nominating Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Trust's Board of Trustees (the "Board"). Pursuant to the Committee's Charter, adopted on June 18th 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. Based on their evaluation, the certifying officers have concluded that the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            SEI Institutional Investments Trust


By (Signature and Title)                /s/ Robert A. Nesher
                                        --------------------
                                        Robert A. Nesher
                                        President & CEO

Date: August 8, 2008





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Robert A. Nesher
                                        --------------------
                                        Robert A. Nesher
                                        President & CEO

Date: August 8, 2008


By (Signature and Title)                 /s/ Stephen F. Panner
                                         ---------------------
                                         Stephen F. Panner
                                         Controller & CFO
Date: August 8, 2008